As filed with the Securities and Exchange Commission on September 30, 2005.

  File No. 33-58041
  File No. 811-7257

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

  REGISTRATION STATEMENT UNDER THE
  SECURITIES ACT OF 1933

  POST-EFFECTIVE AMENDMENT NO. 22  ☒

  and

  REGISTRATION STATEMENT UNDER THE
  INVESTMENT COMPANY ACT OF 1940

  AMENDMENT NO. 23  ☒

SEI INSTITUTIONAL INVESTMENTS TRUST

(Exact Name of Registrant as Specified in Charter)

c/o The CT Corporation System

101 Federal Street
Boston, Massachusetts 02110
(Address of Principal Executive Offices, Zip Code)
Registrant's Telephone Number, including Area Code 610-989-1000

Edward D. Loughlin

c/o SEI Investments Company
Oaks, Pennsylvania 19456
(Name and Address of Agent for Service)

Copy to:

  Richard W. Grant, Esquire
  Morgan, Lewis & Bockius LLP
  1701 Market Street
  Philadelphia, Pennsylvania 19103

Title of Securities Being Registered Units of Beneficial Interest

It is proposed that this filing will become effective (check appropriate box):

  ☐  immediately upon filing pursuant to paragraph (b)
  ☒  on September 30, 2005 pursuant to paragraph (b)
  ☐  60 days after filing pursuant to paragraph (a)
  ☐  on [date] pursuant to paragraph (a)(2) of Rule 485
  ☐  75 days after filing pursuant to paragraph (a)(2)

Large Cap Fund Large Cap Disciplined Equity Fund Large Cap Index Fund Small/Mid Cap Equity Fund Small Cap Fund International Equity Fund Emerging Markets Equity Fund World Equity Ex-US Fund Core Fixed Income Fund High Yield Bond Fund Long Duration Fund Extended Duration Fund International Fixed Income Fund Global Equity Fund

Large Cap Fund Large Cap Disciplined Equity Fund Large Cap Index Fund Small/Mid Cap Equity Fund Small Cap Fund International Equity Fund Emerging Markets Equity Fund World Equity Ex-US Fund Core Fixed Income Fund High Yield Bond Fund Long Duration Fund Extended Duration Fund International Fixed Income Fund Global Equity Fund

Large Cap Fund Large Cap Disciplined Equity Fund Large Cap Index Fund Small/Mid Cap Equity Fund Small Cap Fund International Equity Fund Emerging Markets Equity Fund World Equity Ex-US Fund Core Fixed Income Fund High Yield Bond Fund Long Duration Fund Extended Duration Fund International Fixed Income Fund Global Equity Fund

Large Cap Fund Large Cap Disciplined Equity Fund Large Cap Index Fund Small/Mid Cap Equity Fund Small Cap Fund International Equity Fund Emerging Markets Equity Fund World Equity Ex-US Fund Core Fixed Income Fund High Yield Bond Fund Long Duration Fund Extended Duration Fund International Fixed Income Fund Global Equity Fund

Large Cap Fund Large Cap Disciplined Equity Fund Large Cap Index Fund Small/Mid Cap Equity Fund Small Cap Fund International Equity Fund Emerging Markets Equity Fund World Equity Ex-US Fund Core Fixed Income Fund High Yield Bond Fund Long Duration Fund Extended Duration Fund International Fixed Income Fund Global Equity Fund

Large Cap Fund Large Cap Disciplined Equity Fund Large Cap Index Fund Small/Mid Cap Equity Fund Small Cap Fund International Equity Fund Emerging Markets Equity Fund World Equity Ex-US Fund Core Fixed Income Fund High Yield Bond Fund Long Duration Fund Extended Duration Fund International Fixed Income Fund Global Equity Fund

Large Cap Fund Large Cap Disciplined Equity Fund Large Cap Index Fund Small/Mid Cap Equity Fund Small Cap Fund International Equity Fund Emerging Markets Equity Fund World Equity Ex-US Fund Core Fixed Income Fund High Yield Bond Fund Long Duration Fund Extended Duration Fund

SEI Institutional Investments Trust

Large Cap Fund

Large Cap Disciplined Equity Fund

Large Cap Index Fund

Small/Mid Cap Equity Fund

Small Cap Fund

International Equity Fund

Emerging Markets Equity Fund

World Equity Ex-US Fund

Core Fixed Income Fund

High Yield Bond Fund

Long Duration Fund

Extended Duration Fund

International Fixed Income Fund

Global Equity Fund

Class A Shares

Prospectus as of September 30, 2005

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

SEI INVESTMENTS / PROSPECTUS

SEI INSTITUTIONAL INVESTMENTS TRUST

About This Prospectus

SEI Institutional Investments Trust is a mutual fund family that offers shares in separate investment portfolios (Funds). The Funds have individual investment goals and strategies and are designed primarily for institutional investors and financial institutions and their clients that have signed an Investment Management Agreement (as discussed below). This prospectus gives you important information about the shares of the Funds that you should know before investing. Please read this prospectus and keep it for future reference.

This prospectus has been arranged into different sections so that you can easily review this important information. On the next page, there is some general information you should know about risk and return that is common to each of the Funds. For more detailed information about the Funds, please see:

Large Cap Fund	3

Large Cap Disciplined Equity Fund	7

Large Cap Index Fund	12

Small/Mid Cap Equity Fund	15

Small Cap Fund	18

International Equity Fund	21

Emerging Markets Equity Fund	24

World Equity Ex-US Fund	27

Core Fixed Income Fund	30

High Yield Bond Fund	34

Long Duration Fund	36

Extended Duration Fund	39

International Fixed Income Fund	42

Global Equity Fund	45

More Information About Fund Investments	48

Investment Adviser and Sub-Advisers	48

Purchasing and Selling Fund Shares	68

Disclosure of Portfolio Holdings Information	74

Dividends, Distributions and Taxes	74

Financial Highlights	76

How to Obtain More Information About SEI Institutional Investments Trust	Back Cover

SEI INVESTMENTS / PROSPECTUS

Global Asset Allocation

Each Fund has its own distinct risk and reward characteristics, investment objective, policies, and strategies. In addition to managing the Funds, SEI Investments Management Corporation (SIMC) constructs and maintains global asset allocation strategies for certain clients, and the Funds are designed in part to implement those strategies. The degree to which an investor's portfolio is invested in the particular market segments and/or asset classes represented by these Funds varies, as does the investment risk/return potential represented by each Fund. Some Funds, especially the High Yield Bond and Emerging Markets Equity Funds, may have extremely volatile returns. Because of the historical lack of correlation among various asset classes, an investment in a portfolio of Funds representing a range of asset classes as part of an asset allocation strategy may reduce the strategy's overall level of volatility. As a result, a global asset allocation strategy may reduce risk.

In managing the Funds, SIMC focuses on four key principles: asset allocation, portfolio structure, the use of managers, and continuous portfolio management. Asset allocation across appropriate asset classes represented by some of the Funds is the central theme of SIMC's investment philosophy. SIMC seeks to reduce risk further by creating a portfolio that focuses on a specific asset class. SIMC then oversees a network of managers who invest the assets of these Funds in distinct segments of the market or class represented by each Fund. These managers adhere to distinct investment disciplines, with the goal of providing greater consistency and predictability of results, as well as broader diversification across and within asset classes. Finally, SIMC regularly rebalances to ensure that the appropriate mix of assets is constantly in place, and constantly monitors and evaluates managers for these Funds to ensure that they do not deviate from their stated investment philosophy or process.

Eligible Investors

Eligible investors are principally institutions, including defined benefit plans, defined contribution plans, health care defined benefit plans and board-designated funds, insurance operating funds, foundations, endowments, public plans, and Taft-Hartley plans, that have entered into an Investment Management Agreement (an Agreement) with SIMC (collectively, Eligible Investors). More information about Eligible Investors is in the "Purchasing and Selling Fund Shares" section of this prospectus.

SEI INVESTMENTS / PROSPECTUS

Risk/Return Information Common to the Funds

Each Fund is a mutual fund. A mutual fund pools shareholders' money and, using professional investment managers, invests it in securities.

Each Fund has its own investment goal and strategies for reaching that goal. Each Fund's assets are managed under the direction of SIMC and one or more Sub-Advisers who manage portions of the Funds' assets in a way that they believe will help the Funds achieve their goals. SIMC acts as "manager of managers" for the Funds, and attempts to ensure that the Sub-Advisers comply with the Funds' investment policies and guidelines. SIMC also recommends the appointment of additional or replacement Sub-Advisers to the Funds' Board. In addition, to a limited extent, SIMC may also directly manage a portion of the High Yield Bond Fund's assets in a manner that it believes will help the Fund achieve its investment goal. Still, investing in the Funds involves risks, and there is no guarantee that a Fund will achieve its goal. SIMC and the Sub-Advisers make judgments about the securities markets, the economy, and companies, but these judgments may not anticipate actual market movements or the impact of economic conditions on company performance. In fact, no matter how good a job SIMC and the Sub-Advisers do, you could lose money on your investment in a Fund, just as you could with other investments. A Fund share is not a bank deposit, and it is not insured or guaranteed by the FDIC or any other government agency.

The value of your investment in a Fund is based on the market prices of the securities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities a Fund owns and the markets in which they trade. The estimated level of volatility for each Fund is set forth in the Fund Summaries that follow. The effect on a Fund's share price of a change in the value of a single security will depend on how widely the Fund diversifies its holdings.

SEI INVESTMENTS / PROSPECTUS

LARGE CAP FUND

Fund Summary

Investment Goal:  Long-term growth of capital and income

Share Price Volatility:  Medium to high

Principal Investment Strategy:  Utilizing multiple sub-advisers, the Fund invests in large cap U.S. common stocks

Investment Strategy

Under normal circumstances, the Large Cap Fund will invest at least 80% of its net assets in equity securities of large companies. The Fund will invest primarily in common stocks of U.S. companies with market capitalizations of more than $1 billion at the time of purchase. These securities may include common stocks, preferred stocks, warrants and derivative instruments whose value is based on an underlying equity security or basket of equity securities. The Fund uses a multi-manager approach, relying on a number of Sub-Advisers with differing investment philosophies and strategies to manage portions of the Fund's portfolio under the general supervision of SIMC.

The Sub-Advisers may engage in short sales in an amount up to 20% of the Fund's value (measured at the time of investment) in an attempt to capitalize on equity securities that they believe will underperform the market or their peers. When the Sub-Advisers sell securities short they may use the proceeds from the sales to purchase long positions in additional equity securities that they believe will outperform the market or their peers. This strategy may effectively result in the Fund having a leveraged investment portfolio, which results in greater potential for loss.

Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities.

What are the Risks of Investing in the Fund?

Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

Derivatives are instruments that derive their value from an underlying security, financial asset or an index. Examples of derivative instruments include futures contracts, options, forward contracts and swaps. The primary risk of derivative instruments is that changes in the market value of securities held by the Fund, and of the derivative instruments relating to those securities, may not be proportionate. There may not be a liquid market for the Fund to sell a derivative instrument, which could result in difficulty closing the position, and certain derivative instruments can magnify the extent of losses incurred due to changes in market value of the securities to which they relate. In addition, some derivative instruments are subject to counterparty risk.

SEI INVESTMENTS / PROSPECTUS

The Fund may purchase shares of exchange-traded funds (ETFs) to gain exposure to a particular portion of the market while awaiting an opportunity to purchase securities directly. ETFs are investment companies whose shares are bought and sold on a securities exchange. ETFs invest in a portfolio of securities designed to track a particular market segment or index. ETFs, like mutual funds, have expenses associated with their operation, including advisory fees. When the Fund invests in an ETF, in addition to directly bearing expenses associated with its own operations, it will bear a pro rata portion of the ETF's expenses. The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio of securities. In addition, because of ETF expenses, compared to owning the underlying securities directly, it may be more costly to own an ETF.

Short sales are transactions in which the Fund sells a security it does not own. To complete a short sale, the Fund must borrow the security to deliver to the buyer. The Fund is then obligated to replace the borrowed security by purchasing the security at the market price at the time of replacement. This price may be more or less than the price at which the security was sold by the Fund and the Fund will incur a loss if the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security. The Fund's investment strategy of reinvesting proceeds received from selling securities short may effectively create leverage, which can amplify the effects of market volatility on the Fund's share price and make the Fund's returns more volatile. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund's portfolio securities. The use of leverage may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations.

The Fund is also subject to the risk that large capitalization securities may underperform other segments of the equity markets or the equity markets as a whole.

SEI INVESTMENTS / PROSPECTUS

Performance Information

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class A Shares from year to year for eight years. The performance information shown is based on full calendar years.

Best Quarter: 23.28% (12/31/98)

Worst Quarter: -17.49% (09/30/02)

The Fund's total return from January 1, 2005 to June 30, 2005 was 0.11%.

This table compares the Fund's average annual total returns for Class A Shares for the periods ended December 31, 2004 to those of the Frank Russell 1000 Index.

Class A Shares	1 Year	5 Years	Since Inception*
Large Cap Fund	11.98%	-2.66%	8.43%
Frank Russell 1000 Index**	11.40%	-1.76%	9.01%

* The inception date of the Fund's Class A Shares is June 14, 1996. Index returns shown from June 30, 1996.

** An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The Frank Russell 1000 Index is a widely-recognized, capitalization-weighted (companies with larger market capitalizations have more influence than those with smaller market capitalizations) index of the 1,000 largest U.S. companies.

SEI INVESTMENTS / PROSPECTUS

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

ANNUAL FUND OPERATING EXPENSES

(Expenses deducted from Fund assets)	Class A Shares
Investment Advisory Fees	0.40%
Distribution (12b-1) Fees	None
Other Expenses	0.07%
Total Annual Fund Operating Expenses	0.47%*

* The Fund's total actual annual fund operating expenses for the most recent fiscal year were less than the amount shown above because the Adviser and the Fund's administrator voluntarily waived a portion of their fees in order to keep total operating expenses at a specified level. The Adviser and the Fund's administrator may discontinue all or part of their waivers at any time. With these fee waivers, the Fund's actual total operating expenses were as follows:

Large Cap Fund - Class A Shares	0.26%

For more information about these fees, see "Investment Adviser and Sub-Advisers" and "Distribution of Fund Shares."

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period. The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. For purposes of calculating the Example, the Fund's fees are equal to the "Total Annual Fund Operating Expenses" figure in the table above. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

	1 Year	3 Years	5 Years	10 Years
Large Cap Fund - Class A Shares	$48	$151	$263	$591

SEI INVESTMENTS / PROSPECTUS

LARGE CAP DISCIPLINED EQUITY FUND

Fund Summary

Investment Goal:  Capital appreciation

Share Price Volatility:  Medium to high

Principal Investment Strategy:  Utilizing multiple sub-advisers, the Fund invests in common stocks and other equity securities

Investment Strategy

Under normal circumstances, the Large Cap Disciplined Equity Fund will invest at least 80% of its net assets in equity securities of large companies. These securities may include common stocks, preferred stocks, warrants, exchange-traded funds based on a large cap equity index and derivative instruments whose value is based on an underlying equity security or basket of equity securities. The Fund will invest primarily in common stocks of U.S. companies with market capitalizations in the range of companies in the S&P 500 Composite Stock Price Index (S&P 500 Index) (between $840 million and $377.7 billion as of August 31, 2005). The Fund may also engage in short sales and derivative strategies, each as described below.

The Fund seeks to exceed the total return of the S&P 500 Index, with a similar level of volatility, by investing primarily in a portfolio of common stocks included in the S&P 500 Index, as well as other equity investments and derivative instruments whose value is derived from the performance of the S&P 500 Index. The Fund uses a multi-manager approach, relying on Sub-Advisers with differing investment philosophies to manage portions of the Fund's portfolio under the general supervision of SIMC. The Fund may employ Sub-Advisers that use a variety of different methods to seek to outperform the Fund's benchmark, including purchasing stocks with strong anticipated future earnings growth, selecting stocks that the Sub-Adviser believes are undervalued relative to their fundamentals, capturing returns from the natural volatility of the market and employing strategies which rotate among various sectors of the market. The Fund may also utilize one or more additional Sub-Advisers who manage in a complementary style with the objective to seek to add value over the S&P 500 Index while maintaining a similar level of volatility to the S&P 500 Index.

The Sub-Advisers may use derivative instruments or other techniques or instruments (e.g., simultaneously taking long and short positions on similar stock securities, long-only or short-only positions) to hedge the Fund against various risks and other factors that affect the portfolio's volatility. The Sub-Advisers may also use these instruments and techniques for non-hedging purposes. The Sub-Advisers may engage in short sales in an amount up to 20% of the Fund's value (measured at the time of investment). When the Sub-Advisers sell securities short they may use the proceeds from the sales to purchase long positions in additional equity securities.

Certain Sub-Advisers use portfolio strategies that are designed to correlate with a portfolio of large cap equity securities, but which are composed of derivative instruments backed by other types of securities. These portfolio strategies are included in the Fund's principal investment strategy described above. The Sub-Advisers purchase derivatives, generally using only a fraction of the assets that would be needed to purchase the equity securities directly, so that the remainder of the assets in a portfolio may be invested in other types of securities. Therefore, a Sub-Adviser would seek to outperform a large cap benchmark by purchasing derivatives correlated to a broad large cap index, and investing the remaining

SEI INVESTMENTS / PROSPECTUS

assets in other types of securities to add excess return. This portion of the Fund's assets may be invested in a wide range of asset classes other than large cap equities. Pursuant to a derivatives strategy, the Fund may invest in U.S. and foreign corporate and government fixed income securities of different types and maturities, including mortgage-backed or other asset-backed securities, securities rated below investment grade (junk bonds), and repurchase or reverse repurchase agreements. In managing the Fund's currency exposure for foreign securities, the Sub-Advisers may buy and sell currencies for hedging or for speculative purposes. The amount of the Fund's portfolio that may be allocated to derivative strategies is expected to vary over time.

Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities.

What are the Risks of Investing in the Fund?

Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. In the case of foreign securities, these fluctuations will reflect international economic and political events, as well as changes in currency valuations relative to the U.S. dollar. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

Derivatives are instruments that derive their value from an underlying security, financial asset or an index. Examples of derivative instruments include futures contracts, options, forward contracts and swaps. The primary risk of derivative instruments is that changes in the market value of securities held by the Fund, and of the derivative instruments relating to those securities, may not be proportionate. There may not be a liquid market for the Fund to sell a derivative instrument, which could result in difficulty closing the position, and certain derivative instruments can magnify the extent of losses incurred due to changes in market value of the securities to which they relate. In addition, some derivative instruments are subject to counterparty risk. If the counterparty defaults on its payment obligations to the Fund, the default will cause the value of your investment in the Fund to decrease.

For derivative strategies, the assets backing the derivatives will generally be entirely different from the Fund's primary investments (i.e., equity securities and derivatives based on the Fund's benchmark index). For example, the Sub-Advisers may use various fixed income securities, including high yield (junk bond) and foreign fixed income securities, currencies, derivatives and other equity securities in order to seek to enhance the Fund's returns over the returns of the Fund's benchmark. These strategies expose the Fund to the risk that its portfolio may not properly track the performance of the Fund's benchmark index. They also expose the Fund to the risks of investing in asset classes that are different from the benchmark index (i.e., large cap equity securities), and the Fund would underperform its benchmark index to the extent that the Fund's investments in other asset classes decline in value.

Investing in issuers located in foreign countries poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign countries are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Fund's investments. These currency movements may happen separately from and in response to events that do not otherwise affect the value of the security in the issuer's home country. These various risks will be even greater for investments in emerging market countries since political turmoil and rapid changes in economic conditions are more likely to occur in these countries.

SEI INVESTMENTS / PROSPECTUS

The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower-rated securities is even greater than that of higher-rated securities. Also, longer-term securities are generally more volatile, so the duration or interest rate sensitivity of these securities affects risk.

Corporate fixed income securities are fixed income securities issued by public and private businesses. Corporate fixed income securities respond to economic developments, especially changes in interest rates, as well as perceptions of the creditworthiness and business prospects of individual issuers. Corporate fixed income securities are subject to the risk that the issuer may not be able to pay interest or, ultimately, to repay principal upon maturity. Interruptions or delays of these payments could adversely affect the market value of the security. In addition, due to a lack of uniformly available information about issuers or differences in the issuers' sensitivity to changing economic conditions, it may be difficult to measure the credit risk of corporate securities.

Fixed income securities rated below investment grade (junk bonds) involve greater risks of default or downgrade and are more volatile than investment grade securities. Below investment grade securities involve greater risk of price declines than investment grade securities due to actual or perceived changes in an issuer's creditworthiness. In addition, issuers of below investment grade securities may be more susceptible than other issuers to economic downturns. Such securities are subject to the risk that the issuer may not be able to pay interest or dividends and ultimately to repay principal upon maturity. Discontinuation of these payments could substantially adversely affect the market value of the security.

ETFs are investment companies whose shares are bought and sold on a securities exchange. ETFs invest in a portfolio of securities designed to track a particular market segment or index. ETFs, like mutual funds, have expenses associated with their operation, including advisory fees. When the Fund invests in an ETF, in addition to directly bearing expenses associated with its own operations, it will bear a pro rata portion of the ETF's expenses. The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio of securities. In addition, because of ETF expenses, compared to owning the underlying securities directly, it may be more costly to own an ETF.

Short sales are transactions in which the Fund sells a security it does not own. To complete a short sale, the Fund must borrow the security to deliver to the buyer. The Fund is then obligated to replace the borrowed security by purchasing the security at the market price at the time of replacement. This price may be more or less than the price at which the security was sold by the Fund and the Fund will incur a loss if the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security. The Fund's investment strategy of reinvesting proceeds received from selling securities short may effectively create leverage, which can amplify the effects of market volatility on the Fund's share price and make the Fund's returns more volatile. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund's portfolio securities. The use of leverage may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations.

The Fund is also subject to the risk that large capitalization securities may underperform other segments of the equity markets or the equity markets as a whole.

SEI INVESTMENTS / PROSPECTUS

Performance Information

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows the performance of the Fund for one year. The performance information shown is based on a full calendar year.

Best Quarter: 9.84% (12/31/04)

Worst Quarter: -1.87% (09/30/04)

The Fund's total return from January 1, 2005 to June 30, 2005 was 0.83%.

This table compares the Fund's average annual total returns for the periods ended December 31, 2004 to those of the S&P 500 Index.

Large Cap Disciplined Equity Fund	1 Year	Since Inception*
Return Before Taxes	11.35%	17.65%
S&P 500 Index Return (reflects no deduction for fees, expenses, or taxes)**	10.88%	16.84%

* The inception date for the Fund is August 28, 2003. Index returns shown from August 31, 2003.

** An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The S&P 500 Index is a widely-recognized, market value-weighted (higher market value stocks have more influence than lower market value stocks) index of the 500 stocks designed to mimic the overall equity markets' industry weightings.

SEI INVESTMENTS / PROSPECTUS

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

ANNUAL FUND OPERATING EXPENSES

(Expenses deducted from Fund assets)	Class A Shares
Investment Advisory Fees	0.40%
Distribution (12b-1) Fees	None
Other Expenses	0.07%
Total Annual Fund Operating Expenses	0.47%*

* The Fund's total actual annual fund operating expenses for the most recent fiscal year were less than the amount shown above because the Adviser and the Fund's administrator voluntarily waived a portion of their fees in order to keep total operating expenses at a specified level. The Adviser and the Fund's administrator may discontinue all or part of their waivers at any time. Effective October 1, 2005, the Adviser and the Funds' administrator have voluntarily agreed to waive a portion of their fees in order to limit total operating expenses as follows:

Large Cap Disciplined Equity Fund - Class A Shares	0.22%

For more information about these fees, see "Investment Adviser and Sub-Advisers" and "Distribution of Fund Shares."

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period. The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. For purposes of calculating the Example, the Fund's fees are equal to the "Total Annual Fund Operating Expenses" figure in the table above. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

	1 Year	3 Years	5 Years	10 Years
Large Cap Disciplined Equity Fund - Class A Shares	$48	$151	$263	$591

SEI INVESTMENTS / PROSPECTUS

LARGE CAP INDEX FUND

Fund Summary

Investment Goal:  Investment results that correspond to the aggregate price and dividend performance of the securities in the Frank Russell 1000 Index (Russell 1000 Index)

Share Price Volatility:  Medium to high

Principal Investment Strategy:  Utilizing a sub-adviser, the Fund invests in the common stocks and other equity securities included in the Russell 1000 Index

Investment Strategy

The Large Cap Index Fund invests substantially all of its assets in securities that are included in the Russell 1000 Index, which is comprised of securities of the 1,000 largest U.S. companies (mostly common stocks). The Fund's ability to replicate the performance of the Russell 1000 Index will depend to some extent on the size and timing of cash flows into and out of the Fund, as well as on the level of the Fund's expenses. The Sub-Adviser selects the Fund's securities under the general supervision of SIMC, but the Sub-Adviser makes no attempt to "manage" the Fund in the traditional sense (i.e., by using economic, market or financial analyses). Instead, the Sub-Adviser purchases a basket of securities that includes a representative sample of the companies in the Russell 1000 Index. However, the Fund's Sub-Adviser may sell an investment if the merit of the investment has been substantially impaired by extraordinary events or adverse financial conditions.

What are the Risks of Investing in the Fund?

The Fund attempts to track the performance of a benchmark index. Factors such as cash flows, Fund expenses, imperfect correlation between the Fund's investments and those of its benchmark, rounding of share prices, changes to the benchmark, and regulatory policies may affect the Fund's ability to achieve perfect correlation. The magnitude of any tracking error may be affected by a higher portfolio turnover rate. Because an index is just a composite of the prices of the securities it represents rather than an actual portfolio of those securities, an index will have no expenses. As a result, the Fund, which will have expenses such as brokerage, custody, management fees and other operational costs, may not achieve its investment objective of accurately correlating to the index.

Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that the performance of the Fund may deviate from the Russell 1000 Index. The Sub-Adviser purchases only a representative portion of the securities in the Russell 1000 Index, and performance of the Fund's portfolio of securities therefore may not match that of the Russell 1000 Index. Depending on the Sub-Adviser's approach and the size of the Fund, the representative sample of securities in the Russell 1000 Index that are actually held by the Fund may vary from time to time. In addition, the Fund is subject to the risk that its investment approach, which attempts to replicate the performance of the Russell 1000 Index, may perform differently than other mutual funds which focus on particular equity market segments or invest in other asset classes.

The Fund may purchase shares of exchange-traded funds (ETFs) to gain exposure to a particular portion of the market while awaiting an opportunity to purchase securities directly. ETFs are investment

SEI INVESTMENTS / PROSPECTUS

companies whose shares are bought and sold on a securities exchange. ETFs invest in a portfolio of securities designed to track a particular market segment or index. ETFs, like mutual funds, have expenses associated with their operation, including advisory fees. When the Fund invests in an ETF, in addition to directly bearing expenses associated with its own operations, it will bear a pro rata portion of the ETF's expenses. The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio of securities. In addition, because of ETF expenses, compared to owning the underlying securities directly, it may be more costly to own an ETF.

The Fund is also subject to the risk that large capitalization securities may underperform other segments of the equity markets or the equity markets as a whole.

Performance Information

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows the changes in performance of the Fund from year to year for two years. The performance information shown is based on full calendar years.

Best Quarter: 15.59% (06/30/03)

Worst Quarter: -2.99% (03/31/03)

The Fund's total return from January 1, 2005 to June 30, 2005 was 0.06%.

This table compares the Fund's average annual total returns for the periods ended December 31, 2004 to those of the Frank Russell 1000 Index.

Large Cap Index Fund	1 Year	Since Inception*
Return Before Taxes	11.27%	4.25%
Frank Russell 1000 Index Return (reflects no deduction for fees, expenses, or taxes)**	11.40%	6.87%

* The inception date for the Fund is April 1, 2002. Index returns shown from April 30, 2002.

** An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The Frank Russell 1000 Index is a widely-recognized, capitalization-weighted (companies with larger market capitalizations have more influence than those with smaller market capitalizations) index of the 1,000 largest U.S. companies.

SEI INVESTMENTS / PROSPECTUS

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

ANNUAL FUND OPERATING EXPENSES

(Expenses deducted from Fund assets)	Class A Shares
Investment Advisory Fees	0.17%
Distribution (12b-1) Fees	None
Other Expenses	0.07%
Total Annual Fund Operating Expenses	0.24%*

* The Fund's total actual annual fund operating expenses for the most recent fiscal year were less than the amount shown above because the Adviser and the Fund's administrator voluntarily waived a portion of their fees in order to keep total operating expenses at a specified level. The Adviser and the Fund's administrator may discontinue all or part of their waivers at any time. Effective October 1, 2005, the Adviser and the Fund's Administrator have voluntarily agreed to waive a portion of their fees in order to limit total operating expenses as follows:

Large Cap Index Fund - Class A Shares	0.06%

For more information about these fees, see "Investment Adviser and Sub-Advisers" and "Distribution of Fund Shares."

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period. The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. For purposes of calculating the Example, the Fund's fees are equal to the "Total Annual Fund Operating Expenses" figure in the table above. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

	1 Year	3 Years	5 Years	10 Years
Large Cap Index Fund - Class A Shares	$25	$77	$135	$306

SEI INVESTMENTS / PROSPECTUS

SMALL/MID CAP EQUITY FUND

Fund Summary

Investment Goal:  Long-term capital appreciation

Share Price Volatility:  High

Principal Investment Strategy:  Utilizing multiple sub-advisers, the Fund invests in the common stocks and other equity securities of small to medium sized issuers

Investment Strategy

Under normal circumstances, the Small/Mid Cap Equity Fund will invest at least 80% of its net assets in equity securities of small and medium sized companies. The Fund will invest primarily in common stocks of U.S. companies with market capitalizations in the range of companies in the Russell 2500 Index (between $58 million and $6.4 billion as of August 31, 2005). The Fund uses a multi-manager approach, relying on a number of Sub-Advisers with differing investment philosophies to manage portions of the Fund's portfolio under the general supervision of SIMC. For example, the Sub-Advisers may include both value managers (i.e., managers that select stocks they believe are undervalued in light of such fundamental characteristics as earnings, cash flow or book value), and growth managers (i.e., managers that select stocks they believe have significant earnings growth potential based on new product introductions, revenue growth and/or margin improvement and other factors).

Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains liabilities.

What are the Risks of Investing in the Fund?

Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund may purchase shares of ETFs to gain exposure to a particular portion of the market while awaiting an opportunity to purchase securities directly. ETFs are investment companies whose shares are bought and sold on a securities exchange. ETFs invest in a portfolio of securities designed to track a particular market segment or index. ETFs, like mutual funds, have expenses associated with their operation, including advisory fees. When the Fund invests in an ETF, in addition to directly bearing expenses associated with its own operations, it will bear a pro rata portion of the ETF's expenses. The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio of securities. In addition, because of ETF expenses, compared to owning the underlying securities directly, it may be more costly to own an ETF.

The Fund is also subject to the risk that small to medium capitalization securities may underperform other segments of the equity markets or the equity markets as a whole. The smaller and medium capitalization companies that the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap and medium cap stocks may be more volatile than those of larger companies. Small cap stocks may be traded over the counter or listed on an exchange.

SEI INVESTMENTS / PROSPECTUS

Performance Information

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows the performance of the Fund for one year. The performance information shown is based on a full calendar year.

Best Quarter: 15.16% (12/31/04)

Worst Quarter: -2.10% (09/30/04)

The Fund's total return from January 1, 2005 to June 30, 2005 was 1.09%.

This table compares the Fund's average annual total returns for the periods ended December 31, 2004 to those of the Frank Russell 2500 Index.

Small/Mid Cap Equity Fund	1 Year	Since Inception*
Return Before Taxes	19.07%	23.04%
Frank Russell 2500 Index Return (reflects no deduction for fees, expenses, or taxes)**	18.29%	18.29%

* The inception date for the Fund is December 15, 2003. Index returns shown from December 31, 2003.

** An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The Frank Russell 2500 Index is a widely-recognized, capitalization-weighted (companies with larger market capitalizations have more influence than those with smaller market capitalizations) index of the 2,500 smallest U.S. companies out of the 3,000 largest U.S. companies.

SEI INVESTMENTS / PROSPECTUS

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

ANNUAL FUND OPERATING EXPENSES

(Expenses deducted from Fund assets)	Class A Shares
Investment Advisory Fees	0.65%
Distribution (12b-1) Fees	None
Other Expenses	0.08%
Total Annual Fund Operating Expenses	0.73%*

* The Fund's total actual annual fund operating expenses for the current fiscal year were less than the amount shown above because the Adviser and the Fund's administrator voluntarily waived a portion of their fees in order to keep total operating expenses at a specified level. The Adviser and the Fund's administrator may discontinue all or part of their waivers at any time. Effective October 1, 2005, the Adviser and the Funds' administrator have voluntarily agreed to waive a portion of their fees in order to limit total operating expenses as follows:

Small/Mid Cap Equity Fund - Class A Shares	0.50%

For more information about these fees, see "Investment Adviser and Sub-Advisers" and "Distribution of Fund Shares."

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period. The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. For purposes of calculating the Example, the Fund's fees are equal to the "Total Annual Fund Operating Expenses" figure in the table above. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

	1 Year	3 Years	5 Years	10 Years
Small/Mid Cap Equity Fund - Class A Shares	$74	$230	$401	$894

SEI INVESTMENTS / PROSPECTUS

SMALL CAP FUND

Fund Summary

Investment Goal:  Capital appreciation

Share Price Volatility:  High

Principal Investment Strategy:  Utilizing multiple sub-advisers, the Fund invests in common stocks of smaller U.S. companies

Investment Strategy

Under normal circumstances, the Small Cap Fund will invest at least 80% of its net assets in equity securities of small companies. The Fund will invest primarily in common stocks of U.S. companies with market capitalizations in the range of companies in the Frank Russell 2000 Index or the S&P SmallCap 600 Index. The market capitalization range and the composition of both the Frank Russell 2000 Index and the S&P SmallCap 600 Index are subject to change. The Fund uses a multi-manager approach, relying upon a number of Sub-Advisers with differing investment philosophies to manage portions of the Fund's portfolio under the general supervision of SIMC. Each Sub-Adviser, in managing its portion of the Fund's assets, generally applies either a growth-oriented, a value-oriented, or a blended approach to selecting investments. Growth-oriented managers generally select stocks they believe have attractive growth and appreciation potential in light of such characteristics as revenue and earnings growth, expectations from sell side analysts, and relative valuation, while value-oriented managers generally select stocks they believe are attractively valued in light of fundamental characteristics such as earnings, capital structure and/or return on invested capital.

Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities.

What are the Risks of Investing in the Fund?

Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund may purchase shares of ETFs to gain exposure to a particular portion of the market while awaiting an opportunity to purchase securities directly. ETFs are investment companies whose shares are bought and sold on a securities exchange. ETFs invest in a portfolio of securities designed to track a particular market segment or index. ETFs, like mutual funds, have expenses associated with their operation, including advisory fees. When the Fund invests in an ETF, in addition to directly bearing expenses associated with its own operations, it will bear a pro rata portion of the ETF's expenses. The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio of securities. In addition, because of ETF expenses, compared to owning the underlying securities directly, it may be more costly to own an ETF.

The Fund is also subject to the risk that small capitalization securities may underperform other segments of the equity markets or the equity markets as a whole. The smaller capitalization companies that the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small companies may have limited product lines, markets, and financial resources, and may depend upon a relatively small management group. Therefore, small cap stocks may be more volatile than those of larger companies. These securities are traded over the counter or listed on an exchange.

SEI INVESTMENTS / PROSPECTUS

Performance Information

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class A Shares from year to year for eight years. The performance information shown is based on full calendar years.

Best Quarter: 23.61% (06/30/03)

Worst Quarter: -22.68% (09/30/98)

The Fund's total return from January 1, 2005 to June 30, 2005 was -0.71%.

This table compares the Fund's average annual total returns for Class A Shares for the periods ended December 31, 2004 to those of the Frank Russell 2000 Index.

Class A Shares	1 Year	5 Years	Since Inception*
Small Cap Fund	17.27%	8.27%	10.42%
Frank Russell 2000 Index**	18.33%	6.61%	9.13%

* The inception date of the Fund's Class A Shares is June 14, 1996. Index returns shown from June 30, 1996.

** An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The Frank Russell 2000 Index is a widely-recognized, capitalization-weighted (companies with larger market capitalizations have more influence than those with smaller market capitalizations) index of the 2,000 smallest U.S. companies out of the 3,000 largest U.S. companies.

SEI INVESTMENTS / PROSPECTUS

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

ANNUAL FUND OPERATING EXPENSES

(Expenses deducted from Fund assets)	Class A Shares
Investment Advisory Fees	0.65%
Distribution (12b-1) Fees	None
Other Expenses	0.07%
Total Annual Fund Operating Expenses	0.72%*

* The Fund's total actual annual fund operating expenses for the most recent fiscal year were less than the amount shown above because the Adviser and the Fund's administrator voluntarily waived a portion of their fees in order to keep total operating expenses at a specified level. The Adviser and the Fund's administrator may discontinue all or part of their waivers at any time. With these fee waivers, the Fund's actual total operating expenses were as follows:

Small Cap Fund - Class A Shares	0.54%

For more information about these fees, see "Investment Adviser and Sub-Advisers" and "Distribution of Fund Shares."

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period. The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. For purposes of calculating the Example, the Fund's fees are equal to the "Total Annual Fund Operating Expenses" figure in the table above. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

	1 Year	3 Years	5 Years	10 Years
Small Cap Fund - Class A Shares	$74	$230	$401	$894

SEI INVESTMENTS / PROSPECTUS

INTERNATIONAL EQUITY FUND

Fund Summary

Investment Goal:  Capital appreciation

Share Price Volatility:  Medium to high

Principal Investment Strategy:  Utilizing multiple sub-advisers, the Fund invests in equity securities of foreign companies

Investment Strategy

Under normal circumstances, the International Equity Fund will invest at least 80% of its net assets in equity securities. The Fund will invest primarily in common stocks and other equity securities of foreign companies located in at least three different countries. The Fund primarily invests in companies located in developed countries, but may also invest in companies located in emerging markets. The Fund uses a multi-manager approach, relying upon a number of Sub-Advisers with differing investment philosophies to manage portions of the Fund's portfolio under the general supervision of SIMC. The Fund is diversified as to issuers, market capitalization, industry, and country.

What are the Risks of Investing in the Fund?

Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. In the case of foreign stocks, these fluctuations will reflect international economic and political events, as well as changes in currency valuations relative to the U.S. dollar. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

Investing in issuers located in foreign countries poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign countries are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Fund's investments. These currency movements may happen separately from and in response to events that do not otherwise affect the value of the security in the issuer's home country. These various risks will be even greater for investments in emerging market countries since political turmoil and rapid changes in economic conditions are more likely to occur in these countries.

The Fund may purchase shares of ETFs to gain exposure to a particular portion of the market while awaiting an opportunity to purchase securities directly. ETFs are investment companies whose shares are bought and sold on a securities exchange. ETFs invest in a portfolio of securities designed to track a particular market segment or index. ETFs, like mutual funds, have expenses associated with their operation, including advisory fees. When the Fund invests in an ETF, in addition to directly bearing expenses associated with its own operations, it will bear a pro rata portion of the ETF's expenses. The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio of securities. In addition, because of ETF expenses, compared to owning the underlying securities directly, it may be more costly to own an ETF.

The Fund is also subject to the risk that international equity securities of developed countries may underperform other segments of the equity markets or the equity markets as a whole.

SEI INVESTMENTS / PROSPECTUS

Performance Information

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class A Shares from year to year for eight years. The performance information shown is based on full calendar years.

Best Quarter: 20.81% (12/31/99)

Worst Quarter: -19.82% (09/30/02)

The Fund's total return from January 1, 2005 to June 30, 2005 was -1.40%.

This table compares the Fund's average annual total returns for Class A Shares for the periods ended December 31, 2004 to those of the Morgan Stanley Capital International (MSCI) EAFE Index.

Class A Shares	1 Year	5 Years	Since Inception*
International Equity Fund	19.43%	-2.42%	4.94%
MSCI EAFE Index**	20.25%	-1.13%	4.77%

* The inception date of the Fund's Class A Shares is June 14, 1996. Index returns shown from June 30, 1996.

** An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The MSCI EAFE Index is a widely-recognized, capitalization-weighted (companies with larger market capitalizations have more influence than those with smaller capitalizations) index of over 900 securities listed on the stock exchanges of developed market countries in Europe, Australasia and the Far East.

SEI INVESTMENTS / PROSPECTUS

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

ANNUAL FUND OPERATING EXPENSES

(Expenses deducted from Fund assets)	Class A Shares
Investment Advisory Fees	0.51%
Distribution (12b-1) Fees	None
Other Expenses	0.07%
Total Annual Fund Operating Expenses	0.58%*

* The Fund's total actual annual fund operating expenses for the most recent fiscal year were less than the amount shown above because the Adviser and the Fund's administrator voluntarily waived a portion of their fees in order to keep total operating expenses at a specified level. The Adviser and the Fund's administrator may discontinue all or part of their waivers at any time. Effective October 1, 2005, the Adviser and the Funds' administrator have voluntarily agreed to waive a portion of their fees in order to limit total operating expenses as follows:

International Equity Fund - Class A Shares	0.34%

For more information about these fees, see "Investment Adviser and Sub-Advisers" and "Distribution of Fund Shares."

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period. The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. For purposes of calculating the Example, the Fund's fees are equal to the "Total Annual Fund Operating Expenses" figure in the table above. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

	1 Year	3 Years	5 Years	10 Years
International Equity Fund - Class A Shares	$59	$186	$324	$726

SEI INVESTMENTS / PROSPECTUS

EMERGING MARKETS EQUITY FUND

Fund Summary

Investment Goal:  Capital appreciation

Share Price Volatility:  Very high

Principal Investment Strategy:  Utilizing multiple sub-advisers, the Fund invests in equity securities of emerging market companies

Investment Strategy

Under normal circumstances, the Emerging Markets Equity Fund will invest at least 80% of its net assets in equity securities of emerging market issuers. The Fund will invest primarily in common stocks and other equity securities of foreign companies located in emerging market countries. The Fund normally maintains investments in at least six emerging market countries, and does not invest more than 35% of its total assets in any one emerging market country. The Fund uses a multi-manager approach, relying upon a number of Sub-Advisers with differing investment philosophies to manage portions of the Fund's portfolio under the general supervision of SIMC. The Fund is diversified as to issuers, market capitalization, industry and country.

What are the Risks of Investing in the Fund?

Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. In the case of foreign stocks, these fluctuations will reflect international economic and political events, as well as changes in currency valuations relative to the U.S. dollar. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

Investing in issuers located in foreign countries poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign countries are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Fund's investments. These currency movements may happen separately from and in response to events that do not otherwise affect the value of the security in the issuer's home country. These various risks will be even greater for investments in emerging market countries since political turmoil and rapid changes in economic conditions are more likely to occur in these countries.

Emerging market countries are countries that the World Bank or the United Nations considers to be emerging or developing. Emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility associated with

SEI INVESTMENTS / PROSPECTUS

the Fund's investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar.

The Fund may purchase shares of ETFs to gain exposure to a particular portion of the market while awaiting an opportunity to purchase securities directly. ETFs are investment companies whose shares are bought and sold on a securities exchange. ETFs invest in a portfolio of securities designed to track a particular market segment or index. ETFs, like mutual funds, have expenses associated with their operation, including advisory fees. When the Fund invests in an ETF, in addition to directly bearing expenses associated with its own operations, it will bear a pro rata portion of the ETF's expenses. The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio of securities. In addition, because of ETF expenses, compared to owning the underlying securities directly, it may be more costly to own an ETF.

The Fund is also subject to the risk that emerging market equity securities may underperform other segments of the equity markets or the equity markets as a whole.

SEI INVESTMENTS / PROSPECTUS

Performance Information

As of September 30, 2005, the Fund had not commenced operations, and did not have a performance history.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

ANNUAL FUND OPERATING EXPENSES

(Expenses deducted from Fund assets)	Class A Shares
Investment Advisory Fees	1.05%
Distribution (12b-1) Fees	None
Other Expenses	0.45	%*
Total Annual Fund Operating Expenses	1.50	%**

* Other expenses are based on estimated amounts for the current fiscal year.

** The Fund's total actual annual fund operating expenses for the current fiscal year are expected to be less than the amount shown above because the Adviser and the Fund's administrator are each voluntarily waiving a portion of their fees in order to keep total operating expenses at a specified level. The Adviser and the Fund's administrator may discontinue all or part of their waivers at any time. With these fee waivers, the Fund's actual total operating expenses are expected to be as follows:

Emerging Markets Equity Fund - Class A Shares	1.40%

For more information about these fees, see "Investment Adviser and Sub-Advisers" and "Distribution of Fund Shares."

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period. The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. For purposes of calculating the Example, the Fund's fees are equal to the "Total Annual Fund Operating Expenses" figure in the table above. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

	1 Year	3 Years
Emerging Markets Equity Fund - Class A Shares	$153	$474

SEI INVESTMENTS / PROSPECTUS

WORLD EQUITY EX-US FUND

Fund Summary

Investment Goal:  Capital appreciation

Share Price Volatility:  Medium to high

Principal Investment Strategy:  Utilizing multiple sub-advisers, the Fund invests in equity securities of foreign companies, including those in emerging market countries

Investment Strategy

Under normal circumstances, the World Equity Ex-US Fund will invest at least 80% of its net assets in equity securities of foreign companies. These securities may include common stocks, preferred stocks, warrants, equity options and related equity based derivative instruments. The Fund will invest primarily in common stocks and other equity securities of foreign issuers located in developed and emerging market countries. The Fund will not invest more than 30% of its assets in the common stocks or other equity securities of issuers located in emerging market countries. The Fund uses a multi-manager approach, relying upon a number of Sub-Advisers with differing investment philosophies to manage portions of the Fund's portfolio under the general supervision of SIMC. The Fund is diversified as to issuers, market capitalization, industry and country.

What are the Risks of Investing in the Fund?

Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. In the case of foreign stocks, these fluctuations will reflect international economic and political events, as well as changes in currency valuations relative to the U.S. dollar. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

Investing in issuers located in foreign countries poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign countries are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Fund's investments. These currency movements may happen separately from and in response to events that do not otherwise affect the value of the security in the issuer's home country. These various risks will be even greater for investments in emerging market countries since political turmoil and rapid changes in economic conditions are more likely to occur in these countries.

Emerging market countries are countries that the World Bank or the United Nations considers to be emerging or developing. Emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than

SEI INVESTMENTS / PROSPECTUS

in other countries. As a result, there will tend to be an increased risk of price volatility associated with the Fund's investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar.

The Fund may purchase shares of ETFs to gain exposure to a particular portion of the market while awaiting an opportunity to purchase securities directly. ETFs are investment companies whose shares are bought and sold on a securities exchange. ETFs invest in a portfolio of securities designed to track a particular market segment or index. ETFs, like mutual funds, have expenses associated with their operation, including advisory fees. When the Fund invests in an ETF, in addition to directly bearing expenses associated with its own operations, it will bear a pro rata portion of the ETF's expenses. The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio of securities. In addition, because of ETF expenses, compared to owning the underlying securities directly, it may be more costly to own an ETF.

The Fund is also subject to the risk that international equity securities of developed and emerging market countries may underperform other segments of the equity markets or the equity markets as a whole.

SEI INVESTMENTS / PROSPECTUS

Performance Information

The Fund commenced operations on March 28, 2005. Because the Fund did not have a full calendar year of performance as of December 31, 2004, performance results for the Fund have not been provided.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

ANNUAL FUND OPERATING EXPENSES

(Expenses deducted from Fund assets)	Class A Shares
Investment Advisory Fees	0.55%
Distribution (12b-1) Fees	None
Other Expenses	0.15%
Total Annual Fund Operating Expenses	0.70%*

* The Fund's total actual annual fund operating expenses for the most recent fiscal year were less than the amount shown above because the Adviser and/or the Fund's administrator voluntarily waived a portion of their fees in order to keep total operating expenses at a specified level. The Adviser and/or the Fund's administrator may discontinue all or part of their waivers at any time. With these fee waivers, the Fund's actual total operating expenses were as follows:

World Equity Ex-US Fund - Class A Shares	0.60%

For more information about these fees, see "Investment Adviser and Sub-Advisers" and "Distribution of Fund Shares."

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period. The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. For purposes of calculating the Example, the Fund's fees are equal to the "Total Annual Fund Operating Expenses" figure in the table above. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

	1 Year	3 Years	5 Years	10 Years
World Equity Ex-US Fund - Class A Shares	$72	$224	$390	$871

SEI INVESTMENTS / PROSPECTUS

CORE FIXED INCOME FUND

Fund Summary

Investment Goal:  Current income consistent with the preservation of capital

Share Price Volatility:  Medium

Principal Investment Strategy:  Utilizing multiple sub-advisers that have fixed income investment expertise, the Fund invests in investment grade U.S. fixed income securities

Investment Strategy

Under normal circumstances, the Core Fixed Income Fund will invest at least 80% of its net assets in fixed income securities. The Fund will invest primarily in investment grade U.S. corporate and Government fixed income securities, including mortgage-backed securities. The Fund uses a multi-manager approach, relying upon a number of Sub-Advisers with differing investment philosophies to manage portions of the Fund's portfolio under the general supervision of SIMC. Sub-Advisers are selected for their expertise in managing various kinds of fixed income securities, and each Sub-Adviser makes investment decisions based on an analysis of yield trends, credit ratings, and other factors in accordance with its particular discipline. While each Sub-Adviser chooses securities of different types and maturities, the Fund, in the aggregate, generally will have a dollar-weighted average duration that is consistent with that of the broad U.S. fixed income market as represented by the Lehman Brothers Aggregate Bond Index. The dollar-weighted average duration of the Lehman Brothers Aggregate Bond Index varies significantly over time, but as of August 31, 2005 it was 4.26 years.

Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities.

What are the Risks of Investing in the Fund?

The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower-rated securities is even greater than that of higher-rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

Although the Fund's U.S. Government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. Government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.

Mortgage-backed securities are fixed income securities representing an interest in a pool of underlying mortgage loans. Mortgage-backed securities are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the possibility of prepayment of the underlying mortgage loans. As a result, it may not be possible to determine in advance the actual

SEI INVESTMENTS / PROSPECTUS

maturity date or average life of a mortgage-backed security. Rising interest rates tend to discourage refinancings, with the result that the average life and volatility of the security will increase, exacerbating its decrease in market price. When interest rates fall, however, mortgage-backed securities may not gain as much in market value because of the expectation of additional mortgage prepayments that must be reinvested at lower interest rates. Prepayment risk may make it difficult to calculate the average maturity of the Fund's mortgage-backed securities and, therefore, to assess the volatility risk of the Fund.

The privately issued mortgage-backed securities that the Fund invests in are not issued or guaranteed by the U.S. Government or its agencies or instrumentalities and may bear a greater risk of nonpayment than securities that are backed by the U.S. Treasury. However, the timely payment of principal and interest normally is supported, at least partially, by various credit enhancements by banks and other financial institutions. There can be no assurance, however, that such credit enhancements will support full payment of the principal and interest on such obligations. In addition, changes in the credit quality of the entity that provides credit enhancement could cause losses to the Fund and affect its share price.

Derivatives are instruments that derive their value from an underlying security, financial asset or an index. Examples of derivative instruments include futures contracts, options, forward contracts and swaps. The primary risk of derivative instruments is that changes in the market value of securities held by the Fund, and of the derivative instruments relating to those securities, may not be proportionate. There may not be a liquid market for the Fund to sell a derivative instrument, which could result in difficulty closing the position, and certain derivative instruments can magnify the extent of losses incurred due to changes in market value of the securities to which they relate. In addition, some derivative instruments are subject to counterparty risk.

The Fund may purchase shares of ETFs to gain exposure to a particular portion of the market while awaiting an opportunity to purchase securities directly. ETFs are investment companies whose shares are bought and sold on a securities exchange. ETFs invest in a portfolio of securities designed to track a particular market segment or index. ETFs, like mutual funds, have expenses associated with their operation, including advisory fees. When the Fund invests in an ETF, in addition to directly bearing expenses associated with its own operations, it will bear a pro rata portion of the ETF's expenses. The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio of securities. In addition, because of ETF expenses, compared to owning the underlying securities directly, it may be more costly to own an ETF.

The Fund is also subject to the risk that U.S. fixed income securities may underperform other segments of the fixed income markets or the fixed income markets as a whole.

SEI INVESTMENTS / PROSPECTUS

Performance Information

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class A Shares from year to year for eight years. The performance information shown is based on full calendar years.

Best Quarter: 4.79% (12/31/00)

Worst Quarter: -1.84% (06/30/04)

The Fund's total return from January 1, 2005 to June 30, 2005 was 2.46%.

This table compares the Fund's average annual total returns for Class A Shares for the periods ended December 31, 2004 to those of the Lehman Brothers Aggregate Bond Index.

Class A Shares	1 Year	5 Years	Since Inception*
Core Fixed Income Fund	4.87%	7.88%	7.36%
Lehman Brothers Aggregate Bond Index**	4.34%	7.71%	7.14%

* The inception date of the Fund's Class A Shares is June 14, 1996. Index returns shown from June 30, 1996.

** An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The Lehman Brothers Aggregate Bond Index is a widely-recognized, market-weighted (higher market value bonds have more influence than lower market value bonds) index of U.S. Government obligations, corporate debt securities and AAA rated mortgage-backed securities. All securities in the index are rated investment grade (BBB-) or higher, with maturities of at least 1 year.

SEI INVESTMENTS / PROSPECTUS

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

ANNUAL FUND OPERATING EXPENSES

(Expenses deducted from Fund assets)	Class A Shares
Investment Advisory Fees	0.30%
Distribution (12b-1) Fees	None
Other Expenses	0.07%
Total Annual Fund Operating Expenses	0.37%*

* The Fund's total actual annual fund operating expenses for the most recent fiscal year were less than the amount shown above because the Adviser and the Fund's administrator voluntarily waived a portion of their fees in order to keep total operating expenses at a specified level. The Adviser and the Fund's administrator may discontinue all or part of their waivers at any time. With these fee waivers, the Fund's actual total operating expenses were as follows:

Core Fixed Income Fund - Class A Shares	0.14%

For more information about these fees, see "Investment Adviser and Sub-Advisers" and "Distribution of Fund Shares."

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period. The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. For purposes of calculating the Example, the Fund's fees are equal to the "Total Annual Fund Operating Expenses" figure in the table above. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

	1 Year	3 Years	5 Years	10 Years
Core Fixed Income Fund - Class A Shares	$38	$119	$208	$468

SEI INVESTMENTS / PROSPECTUS

HIGH YIELD BOND FUND

Fund Summary

Investment Goal:  Total return

Share Price Volatility:  High

Principal Investment Strategy:  Utilizing multiple sub-advisers that have high yield investment expertise, the Fund invests in high yield, high risk securities

Investment Strategy

Under normal circumstances, the High Yield Bond Fund will invest at least 80% of its net assets in high yield fixed income securities. The Fund will invest primarily in fixed income securities rated below investment grade ("junk bonds"), including corporate bonds and debentures, convertible and preferred securities, and zero coupon obligations. The Fund uses a multi-manager approach, relying upon a number of Sub-Advisers with differing investment philosophies to manage portions of the Fund's portfolio under the general supervision of SIMC. To a limited extent, SIMC may also directly manage a portion of the Fund's portfolio. In managing the Fund's assets, the Sub-Advisers and, to the extent applicable, SIMC select securities that offer a high current yield as well as total return potential. The Fund's securities are diversified as to issuers and industries. The Fund's average weighted maturity may vary, and will generally not exceed ten years. There is no limit on the maturity or on the credit quality of any security.

What are the Risks of Investing in the Fund?

The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower-rated securities is even greater than that of higher-rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

Junk bonds involve greater risks of default or downgrade and are more volatile than investment grade securities. Junk bonds involve greater risk of price declines than investment grade securities due to actual or perceived changes in an issuer's creditworthiness. In addition, issuers of junk bonds may be more susceptible than other issuers to economic downturns. Junk bonds are subject to the risk that the issuer may not be able to pay interest or dividends and ultimately to repay principal upon maturity. Discontinuation of these payments could substantially adversely affect the market value of the security.

The Fund may purchase shares of ETFs to gain exposure to a particular portion of the market while awaiting an opportunity to purchase securities directly. ETFs are investment companies whose shares are bought and sold on a securities exchange. ETFs invest in a portfolio of securities designed to track a particular market segment or index. ETFs, like mutual funds, have expenses associated with their operation, including advisory fees. When the Fund invests in an ETF, in addition to directly bearing expenses associated with its own operations, it will bear a pro rata portion of the ETF's expenses. The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio of securities. In addition, because of ETF expenses, compared to owning the underlying securities directly, it may be more costly to own an ETF.

The Fund is also subject to the risk that high yield securities may underperform other segments of the fixed income markets or the fixed income markets as a whole.

SEI INVESTMENTS / PROSPECTUS

Performance Information

As of September 30, 2005, the Fund had not commenced operations, and did not have a performance history.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

ANNUAL FUND OPERATING EXPENSES

(Expenses deducted from Fund assets)	Class A Shares
Investment Advisory Fees	0.49%
Distribution (12b-1) Fees	None
Other Expenses	0.14	%*
Total Annual Fund Operating Expenses	0.63	%**

* Other expenses are based on estimated amounts for the current fiscal year.

** The Fund's total actual annual fund operating expenses for the current fiscal year are expected to be less than the amount shown above because the Adviser and the Fund's administrator are each voluntarily waiving a portion of their fees in order to keep total operating expenses at a specified level. The Adviser and the Fund's administrator may discontinue all or part of their waivers at any time. With these fee waivers, the Fund's actual total operating expenses are expected to be as follows:

High Yield Bond Fund - Class A Shares	0.35%

For more information about these fees, see "Investment Adviser and Sub-Advisers" and "Distribution of Fund Shares."

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period. The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. For purposes of calculating the Example, the Fund's fees are equal to the "Total Annual Fund Operating Expenses" figure in the table above. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

	1 Year	3 Years
High Yield Bond Fund - Class A Shares	$64	$202

SEI INVESTMENTS / PROSPECTUS

LONG DURATION FUND

Fund Summary

Investment Goal:  Return characteristics similar to those of high-quality corporate bonds, with a duration range of 10 - 13 years

Share Price Volatility:  Medium to high

Principal Investment Strategy:  Utilizing a sub-adviser that has fixed income expertise, the Fund invests in high quality U.S. fixed income securities and derivative securities

Investment Strategy

Under normal circumstances, the Long Duration Fund will invest at least 80% of its net assets in fixed income securities and synthetic instruments or derivatives having economic characteristics similar to fixed income securities. The Fund invests in a broad array of high quality fixed income instruments, including securities issued or guaranteed by the U.S. Government and its agencies and instrumentalities, asset-backed securities, mortgage-backed securities and collateralized mortgage-backed securities. The Fund will invest substantially in derivative securities, including interest rate swap agreements and treasury futures contracts, for the purpose of managing the overall duration of the Fund's portfolio of fixed income securities. The Fund will not invest in derivative securities for speculative purposes.

The Fund will invest primarily in fixed income securities rated in one of the three highest rating categories by a major rating agency, or, if unrated, determined by the Sub-Adviser to be of equivalent quality and, to a more limited extent, in fixed income securities rated in the fourth highest rating category by a major rating agency, or, if unrated, determined by the Sub-Adviser to be of equivalent quality. The Fund is expected to maintain a dollar-weighted average duration between ten and thirteen years.

The Fund uses a Sub-Adviser to manage the Fund's portfolio under the general supervision of SIMC. The Sub-Adviser is selected for its expertise in managing various kinds of fixed income securities, and the Sub-Adviser makes investment decisions based on an analysis of yield trends, credit ratings, and other factors in accordance with its particular discipline.

Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities.

What are the Risks of Investing in the Fund?

The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower-rated securities is even greater than that of higher-rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security's price to changes in interest rates. For each year of duration of a fixed income security, a 1% change in interest rates will result in a 1% change in the value of the security. For

SEI INVESTMENTS / PROSPECTUS

example, duration of ten years means that the fixed income security's price will change by 10% if interest rates change by 1%. For this reason, a portfolio with a longer average portfolio duration is more sensitive to changes in interest rates than a portfolio with a shorter average portfolio duration. Since the Fund will maintain a relatively long duration of ten to thirteen years, it will be more sensitive to changes in interest rates than a Fund with a shorter average portfolio duration will be.

Corporate fixed income securities are fixed income securities issued by private businesses. Corporate fixed income securities respond to economic developments, especially changes in interest rates, as well as perceptions of the creditworthiness and business prospects of individual issuers. Corporate fixed income securities are subject to the risk that the issuer may not be able to pay interest or, ultimately, to repay principal upon maturity. Interruptions or delays of these payments could adversely affect the market value of the security. In addition, due to lack of uniformly available information about issuers or differences in the issuers' sensitivity to changing economic conditions, it may be difficult to measure the credit risk of corporate securities.

Derivatives are instruments that derive their value from an underlying security, financial asset or an index. Examples of derivative instruments include futures contracts, options, forward contracts and swaps. The primary risk of derivative instruments is that changes in the market value of securities held by the Fund, and of the derivative instruments relating to those securities, may not be proportionate. There may not be a liquid market for the Fund to sell a derivative instrument, which could result in difficulty closing the position, and certain derivative instruments can magnify the extent of losses incurred due to changes in the market value of the securities to which they relate. In addition, some derivative instruments, such as swaps, are subject to counterparty risk. If the counterparty defaults on its payment obligations to the Fund, the default will cause the value of your investment in the Fund to decrease.

Swaps are arrangements whereby two parties (counterparties) enter into an agreement to exchange payment streams calculated in relation to a rate, index, instrument or certain securities and a predetermined dollar amount (notional principal value). The counterparties do not exchange the notional principal amount, only the payment streams. Swaps are generally subject to the same risks as other derivative securities (described above).

The Fund may purchase shares of ETFs to gain exposure to a particular portion of the market while awaiting an opportunity to purchase securities directly. ETFs are investment companies whose shares are bought and sold on a securities exchange. ETFs invest in a portfolio of securities designed to track a particular market segment or index. ETFs, like mutual funds, have expenses associated with their operation, including advisory fees. When the Fund invests in an ETF, in addition to directly bearing expenses associated with its own operations, it will bear a pro rata portion of the ETF's expenses. The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio of securities. In addition, because of ETF expenses, compared to owning the underlying securities directly, it may be more costly to own an ETF.

The Fund is also subject to the risk that U.S. fixed income securities may underperform other segments of the fixed income markets or the fixed income markets as a whole.

SEI INVESTMENTS / PROSPECTUS

Performance Information

The Fund commenced operations on April 21, 2004. Because the Fund did not have a full calendar year of performance as of December 31, 2004, performance results for the Fund have not been provided.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

ANNUAL FUND OPERATING EXPENSES

(Expenses deducted from Fund assets)	Class A Shares
Investment Advisory Fees	0.30%
Distribution (12b-1) Fees	None
Other Expenses	0.11%
Total Annual Fund Operating Expenses	0.41%*

* The Fund's total actual annual fund operating expenses for the most recent fiscal year were less than the amount shown above because the Adviser and/or the Fund's administrator voluntarily waived a portion of their fees in order to keep total operating expenses at a specified level. The Adviser and the Fund's administrator may discontinue all or part of their waivers at any time. With these fee waivers, the Fund's actual total operating expenses were as follows:

Long Duration Fund - Class A Shares	0.20%

For more information about these fees, see "Investment Adviser and Sub-Advisers" and "Distribution of Fund Shares."

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period. The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. For purposes of calculating the Example, the Fund's fees are equal to the "Total Annual Fund Operating Expenses" figure in the table above. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

	1 Year	3 Years	5 Years	10 Years
Long Duration Fund - Class A Shares	$42	$132	$230	$518

SEI INVESTMENTS / PROSPECTUS

EXTENDED DURATION FUND

Fund Summary

Investment Goal:  Return characteristics similar to those of high-quality corporate bonds, with a duration range of 23 - 26 years

Share Price Volatility:  High

Principal Investment Strategy:  Utilizing a sub-adviser that has fixed income expertise, the Fund invests in high quality U.S. fixed income securities and derivative securities

Investment Strategy

Under normal circumstances, the Extended Duration Fund will invest at least 80% of its net assets in fixed income securities and synthetic instruments or derivatives having economic characteristics similar to fixed income securities. The Fund invests in a broad array of high quality fixed income instruments, including securities issued or guaranteed by the U.S. Government and its agencies and instrumentalities, asset-backed securities, mortgage-backed securities and collateralized mortgage-backed securities. The Fund will invest substantially in derivative securities, including interest rate swap agreements and treasury futures contracts, for the purpose of managing the overall duration of the Fund's portfolio of fixed income securities. The Fund will not invest in derivative securities for speculative purposes.

The Fund will invest primarily in fixed income securities rated in one of the three highest rating categories by a major rating agency, or, if unrated, determined by the Sub-Adviser to be of equivalent quality and, to a more limited extent, in fixed income securities rated in the fourth highest rating category by a major rating agency, or, if unrated, determined by the Sub-Adviser to be of equivalent quality. The Fund is expected to maintain a dollar-weighted average duration between twenty-three and twenty-six years.

The Fund uses a Sub-Adviser to manage the Fund's portfolio under the general supervision of SIMC. The Sub-Adviser is selected for its expertise in managing various kinds of fixed income securities, and the Sub-Adviser makes investment decisions based on an analysis of yield trends, credit ratings, and other factors in accordance with its particular discipline.

Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities.

What are the Risks of Investing in the Fund?

The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower-rated securities is even greater than that of higher-rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security's price to changes in interest rates. For each year of duration of a fixed income

SEI INVESTMENTS / PROSPECTUS

security, a 1% change in interest rates will result in a 1% change in the value of the security. For example, duration of twenty-five years means that the fixed income security's price will change by 25% if interest rates change by 1%. For this reason, a portfolio with a longer average portfolio duration is more sensitive to changes in interest rates than a portfolio with a shorter average portfolio duration. Since the Fund will maintain a relatively long duration of twenty-three to twenty-six years, it will be more sensitive to changes in interest rates than a Fund with a shorter average portfolio duration will be.

Corporate fixed income securities are fixed income securities issued by private businesses. Corporate fixed income securities respond to economic developments, especially changes in interest rates, as well as perceptions of the creditworthiness and business prospects of individual issuers. Corporate fixed income securities are subject to the risk that the issuer may not be able to pay interest or, ultimately, to repay principal upon maturity. Interruptions or delays of these payments could adversely affect the market value of the security. In addition, due to lack of uniformly available information about issuers or differences in the issuers' sensitivity to changing economic conditions, it may be difficult to measure the credit risk of corporate securities.

Derivatives are instruments that derive their value from an underlying security, financial asset or an index. Examples of derivative instruments include futures contracts, options, forward contracts and swaps. The primary risk of derivative instruments is that changes in the market value of securities held by the Fund, and of the derivative instruments relating to those securities, may not be proportionate. There may not be a liquid market for the Fund to sell a derivative instrument, which could result in difficulty closing the position, and certain derivative instruments can magnify the extent of losses incurred due to changes in the market value of the securities to which they relate. In addition, some derivative instruments, such as swaps, are subject to counterparty risk. If the counterparty defaults on its payment obligations to the Fund, the default will cause the value of your investment in the Fund to decrease.

Swaps are arrangements whereby two parties (counterparties) enter into an agreement to exchange payment streams calculated in relation to a rate, index, instrument or certain securities and a predetermined dollar amount (notional principal value). The counterparties do not exchange the notional principal amount, only the payment streams. Swaps are generally subject to the same risks as other derivative securities (described above).

The Fund may purchase shares of ETFs to gain exposure to a particular portion of the market while awaiting an opportunity to purchase securities directly. ETFs are investment companies whose shares are bought and sold on a securities exchange. ETFs invest in a portfolio of securities designed to track a particular market segment or index. ETFs, like mutual funds, have expenses associated with their operation, including advisory fees. When the Fund invests in an ETF, in addition to directly bearing expenses associated with its own operations, it will bear a pro rata portion of the ETF's expenses. The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio of securities. In addition, because of ETF expenses, compared to owning the underlying securities directly, it may be more costly to own an ETF.

The Fund is also subject to the risk that U.S. fixed income securities may underperform other segments of the fixed income markets or the fixed income markets as a whole.

SEI INVESTMENTS / PROSPECTUS

Performance Information

The Fund commenced operations on April 21, 2004. Because the Fund did not have a full calendar year of performance as of December 31, 2004, performance results for the Fund have not been provided.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

ANNUAL FUND OPERATING EXPENSES

(Expenses deducted from Fund assets)	Class A Shares
Investment Advisory Fees	0.30%
Distribution (12b-1) Fees	None
Other Expenses	0.11%
Total Annual Fund Operating Expenses	0.41%*

* The Fund's total actual annual fund operating expenses for the most recent fiscal year were less than the amount shown above because the Adviser and/or the Fund's administrator voluntarily waived a portion of their fees in order to keep total operating expenses at a specified level. The Adviser and the Fund's administrator may discontinue all or part of their waivers at any time. With these fee waivers, the Fund's actual total operating expenses were as follows:

Extended Duration Fund - Class A Shares	0.20%

For more information about these fees, see "Investment Adviser and Sub-Advisers" and "Distribution of Fund Shares."

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period. The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. For purposes of calculating the Example, the Fund's fees are equal to the "Total Annual Fund Operating Expenses" figure in the table above. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

	1 Year	3 Years	5 Years	10 Years
Extended Duration Fund - Class A Shares	$42	$132	$230	$518

SEI INVESTMENTS / PROSPECTUS

INTERNATIONAL FIXED INCOME FUND

Fund Summary

Investment Goal:  Capital appreciation and current income

Share Price Volatility:  High

Principal Investment Strategy:  Utilizing a sub-adviser, the Fund invests in investment grade fixed income securities of foreign government and corporate issuers

Investment Strategy

Under normal circumstances, the International Fixed Income Fund will invest at least 80% of its net assets in fixed income securities. The Fund will invest primarily in foreign government, corporate, and mortgage-backed securities. The Fund will invest primarily in investment grade fixed income securities of issuers located in at least three countries other than the United States. In selecting investments for the Fund, the Sub-Adviser chooses investment grade securities issued by corporations and governments located in various developed foreign countries, looking for opportunities for capital appreciation and gain, as well as current income. The Fund's portfolio is not hedged against currency fluctuations relative to the U.S. dollar. There are no restrictions on the Fund's average portfolio maturity or on the maturity of any specific security.

Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities.

What are the Risks of Investing in the Fund?

The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower-rated securities is even greater than that of higher-rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk. In the case of foreign stocks, these fluctuations will reflect international economic and political events, as well as changes in currency valuations relative to the U.S. dollar.

Investing in issuers located in foreign countries poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign countries are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Fund's investments. These currency movements may happen separately from and in response to events that do not otherwise affect the value of the security in the issuer's home country. These various risks will be even greater for investments in emerging market countries since political turmoil and rapid changes in economic conditions are more likely to occur in these countries.

SEI INVESTMENTS / PROSPECTUS

The Fund may purchase shares of ETFs to gain exposure to a particular portion of the market while awaiting an opportunity to purchase securities directly. ETFs are investment companies whose shares are bought and sold on a securities exchange. ETFs invest in a portfolio of securities designed to track a particular market segment or index. ETFs, like mutual funds, have expenses associated with their operation, including advisory fees. When the Fund invests in an ETF, in addition to directly bearing expenses associated with its own operations, it will bear a pro rata portion of the ETF's expenses. The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio of securities. In addition, because of ETF expenses, compared to owning the underlying securities directly, it may be more costly to own an ETF.

The Fund is also subject to the risk that fixed income securities of foreign government and corporate issuers may underperform other segments of the fixed income markets or the fixed income markets as a whole.

The Fund is non-diversified, which means that it may invest in the securities of relatively few issuers. As a result, the Fund may be more susceptible to a single adverse economic or political occurrence affecting one or more of these issuers, and may experience increased volatility due to its investments in those securities.

SEI INVESTMENTS / PROSPECTUS

Performance Information

As of September 30, 2005, the Fund had not commenced operations, and did not have a performance history.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

ANNUAL FUND OPERATING EXPENSES

(Expenses deducted from Fund assets)	Class A Shares
Investment Advisory Fees	0.45%
Distribution (12b-1) Fees	None
Other Expenses	0.34	%*
Total Annual Fund Operating Expenses	0.79	%**

* Other expenses are based on estimated amounts for the current fiscal year.

** The Fund's total actual annual fund operating expenses for the current fiscal year are expected to be less than the amount shown above because the Adviser and the Fund's administrator are each voluntarily waiving a portion of their fees in order to keep total operating expenses at a specified level. The Adviser and Fund's administrator may discontinue all or part of their waivers at any time. With these fee waivers, the Fund's actual total operating expenses are expected to be as follows:

International Fixed Income Fund - Class A Shares	0.61%

For more information about these fees, see "Investment Adviser and Sub-Advisers" and "Distribution of Fund Shares."

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period. The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. For purposes of calculating the Example, the Fund's fees are equal to the "Total Annual Fund Operating Expenses" figure in the table above. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

	1 Year	3 Years
International Fixed Income Fund - Class A Shares	$81	$252

SEI INVESTMENTS / PROSPECTUS

GLOBAL EQUITY FUND

Fund Summary

Investment Goal:  Capital appreciation

Share Price Volatility:  Medium to high

Principal Investment Strategy:  Utilizing multiple sub-advisers, the Fund invests in equity securities of issuers located in developed countries, including the United States, and in emerging market countries

Investment Strategy

Under normal circumstances, the Global Equity Fund will invest at least 80% of its net assets in equity securities. These securities may include common stocks, preferred stocks, warrants, equity options and related equity based derivative instruments. The Fund will invest primarily in common stocks and other equity securities of issuers located in developed market countries, including the United States. The Fund may also invest, to a limited extent, in securities of issuers located in emerging market countries. The Fund will not invest more than 15% of its assets in the common stock or other equity securities of issuers located in emerging market countries. The Fund uses a multi-manager approach, relying upon a number of Sub-Advisers with differing investment philosophies to manage portions of the Fund's portfolio under the general supervision of SIMC. The Fund is diversified as to issuers, market capitalization, industry and country.

What are the Risks of Investing in the Fund?

Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. In the case of foreign stocks, these fluctuations will reflect international economic and political events, as well as changes in currency valuations relative to the U.S. dollar. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

Investing in issuers located in foreign countries poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign countries are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Fund's investments. These currency movements may happen separately from and in response to events that do not otherwise affect the value of the security in the issuer's home country. These various risks will be even greater for investments in emerging market countries since political turmoil and rapid changes in economic conditions are more likely to occur in these countries.

Emerging market countries are countries that the World Bank or the United Nations considers to be emerging or developing. Emerging markets may be more likely to experience political turmoil or rapid

SEI INVESTMENTS / PROSPECTUS

changes in market or economic conditions than more developed countries. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility associated with the Fund's investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar.

The Fund may purchase shares of exchange-traded funds (ETFs) to gain exposure to a particular portion of the market while awaiting an opportunity to purchase securities directly. ETFs are investment companies whose shares are bought and sold on a securities exchange. ETFs invest in a portfolio of securities designed to track a particular market segment or index. ETFs, like mutual funds, have expenses associated with their operation, including advisory fees. When the Fund invests in an ETF, in addition to directly bearing expenses associated with its own operations, it will bear a pro rata portion of the ETF's expenses. The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio of securities. In addition, because of ETF expenses, compared to owning the underlying securities directly, it may be more costly to own an ETF.

The Fund is also subject to the risk that equity securities of developed countries may underperform other segments of the equity markets or the equity markets as a whole.

SEI INVESTMENTS / PROSPECTUS

Performance Information

As of September 30, 2005, the Fund had not commenced operations, and did not have a performance history.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

ANNUAL FUND OPERATING EXPENSES

(Expenses deducted from Fund assets)	Class A Shares
Investment Advisory Fees	0.60%
Distribution (12b-1) Fees	None
Other Expenses	0.25	%*
Total Annual Fund Operating Expenses	0.85	%**

* Other expenses are based on estimated amounts for the current fiscal year.

** The Fund's total actual annual fund operating expenses for the current fiscal year are expected to be less than the amount shown above because the Adviser and/or the Fund's administrator are each voluntarily waiving a portion of their fees in order to keep total operating expenses at a specified level. The Adviser and/or the Fund's administrator may discontinue all or part of their waivers at any time. With these fee waivers, the Fund's actual total operating expenses are expected to be as follows:

Global Equity Fund - Class A Shares	0.65%

For more information about these fees, see "Investment Adviser and Sub-Advisers" and "Distribution of Fund Shares."

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period. The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. For purposes of calculating the Example, the Fund's fees are equal to the "Total Annual Fund Operating Expenses" figure in the table above. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

	1 Year	3 Years
Global Equity Fund - Class A Shares	$87	$271

SEI INVESTMENTS / PROSPECTUS

MORE INFORMATION ABOUT FUND INVESTMENTS

This prospectus describes the Funds' primary investment strategies. However, each Fund also may invest in other securities, use other strategies and engage in other investment practices. These investments and strategies, as well as those described in this prospectus, are described in detail in the Funds' Statement of Additional Information (SAI).

The investments and strategies described in this prospectus are those that the Sub-Advisers use under normal conditions. During unusual economic or market conditions, or for temporary defensive or liquidity purposes, each Fund may invest up to 100% of its assets in cash, money market instruments, repurchase agreements and other short-term obligations that would not ordinarily be consistent with a Fund's objectives. A Fund will do so only if the Adviser or Sub-Advisers believe that the risk of loss outweighs the opportunity for capital gains and higher income. Of course, there is no guarantee that any Fund will achieve its investment goal.

INVESTMENT ADVISER AND SUB-ADVISERS

SEI Investments Management Corporation (SIMC) acts as the manager of managers of the Funds, and is responsible for the investment performance of the Funds since it allocates each Fund's assets to one or more Sub-Advisers and recommends hiring or changing Sub-Advisers to the Board of Trustees.

Each Sub-Adviser makes investment decisions for the assets it manages and continuously reviews, supervises and administers its investment program. SIMC oversees the Sub-Advisers to ensure compliance with the Funds' investment policies and guidelines, and monitors each Sub-Adviser's adherence to its investment style. The Board of Trustees supervises SIMC and the Sub-Advisers; establishes policies that they must follow in their management activities; and oversees the hiring and termination of Sub-Advisers recommended by SIMC. SIMC pays the Sub-Advisers out of the investment advisory fees it receives (described below).

SIMC, an SEC-registered adviser, located at One Freedom Valley Drive, Oaks, PA 19456, serves as the Adviser to the Funds. As of August 31, 2005, SIMC had approximately $67,532,231,919.16 in assets under management. For the fiscal year or period ended May 31, 2005, SIMC received investment advisory fees (after fee waivers), as a percentage of each Fund's net assets, at the following annual rates:

Large Cap Fund	0.25%
Large Cap Disciplined Equity Fund	0.29%
Large Cap Index Fund	0.11%
Small/Mid Cap Equity Fund	0.59%
Small Cap Fund	0.52%
International Equity Fund	0.40%
World Equity Ex-US Fund	0.09%
Core Fixed Income Fund	0.12%
Long Duration Fund	0.14%
Extended Duration Fund	0.14%

SEI INVESTMENTS / PROSPECTUS

For the fiscal year ended May 31, 2005, the Emerging Markets Equity, High Yield Bond, International Fixed Income and Global Equity Funds were not in operation. Each of these Funds will pay SIMC advisory fees, as a percentage of the average net assets of the Fund, at the following annual rates:

Emerging Markets Equity Fund	1.05%
High Yield Bond Fund	0.49%
International Fixed Income Fund	0.45%
Global Equity Fund	0.60%

A discussion regarding the basis for the Board of Trustees' approval of the Funds' investment advisory and sub-advisory agreements is available in the Funds' May 31, 2005 annual report, which covers the period December 1, 2004 through May 31, 2005.

Sub-Advisers and Portfolio Managers

LARGE CAP FUND:

Alliance Capital Management L.P.: Sanford C. Bernstein & Co., LLC (Bernstein), a unit of Alliance Capital Management L.P., located at 1345 Avenue of the Americas, New York, New York 10105, serves as a Sub-Adviser to the Large Cap Fund. The Structured Equity Investment Policy Group, headed by Drew Demakis, Chief Investment Officer-Structured Equities, who is responsible for the day-to-day coordination of the portfolio's investments, manages the portion of the Large Cap Fund's assets allocated to Bernstein. Mr. Demakis joined Bernstein in 1998.

Aronson+Johnson+Ortiz, LP: Aronson+Johnson+Ortiz, LP (AJO), located at 230 South Broad Street, Twentieth Floor, Philadelphia, Pennsylvania 19102, serves as a Sub-Adviser to the Large Cap Fund. Theodore R. Aronson, CFA, CIC, Kevin M. Johnson, PhD, Gina Marie N. Moore, CFA, CPA and Martha E. Ortiz, CFA, CIC, serve as portfolio managers to the portion of the Large Cap Fund's assets allocated to AJO. Mr. Aronson, founder, Managing Principal of AJO, serves as a Portfolio Manager to the Fund and is also involved with Firm management and administration. Mr. Johnson, Principal and Portfolio Manager, serves as director of AJO's research efforts. Ms. Ortiz, Principal and Portfolio Manager, oversees AJO portfolio implementation and trading. Ms. Moore, Principal and Portfolio Manager, and Mr. Johnson have been with AJO since 1987 and 1993, respectively.

Delaware Management Company: Delaware Management Company (DMC), a series of Delaware Management Business Trust, located at One Commerce Square, 2005 Market Street, Philadelphia, Pennsylvania 19103, serves as a Sub-Adviser to the Large Cap Fund. A team of investment professionals responsible for all-cap growth manages the portion of the Large Cap Fund's assets allocated to DMC. The vast majority of the team joined DMC from Transamerica Investment Management, LLC (Transamerica) in April 2005. Jeffrey S. Van Harte, CFA, Senior Vice President and Chief Investment Officer, had been with Transamerica since 1980 as a principal and Executive Vice President. Christopher J. Bonavico, CFA, Vice President, Senior Portfolio Manager and Analyst, had been with Transamerica since 1993 as a portfolio manager. Kenneth F. Broad, CFA, Vice President, Senior Portfolio Manager and Analyst, had been with Transamerica since 2000 as a principal and portfolio manager. Daniel J. Prislin, CFA, Vice President, Senior Portfolio Manager and Analyst, had been with Transamerica since 1998 as a principal and portfolio manager. Patrick G. Fortier, CFA, Vice President and Portfolio Manager, had been with Transamerica since 2000 as a portfolio manager. Van Tran, Equity Analyst, had been with Transamerica since 2000 as a research analyst. Lisa L. Hansen,

SEI INVESTMENTS / PROSPECTUS

Vice President and Head of Focus Group Equity Trading, had been with Transamerica since 1997 as a principal and portfolio manager. Christopher M. Ericksen, CFA, Vice President, Portfolio Manager and Analyst, had been with Transamerica since 2004 as a portfolio manager. Before joining Transamerica he was a Vice President at Goldman Sachs. Gregory M. Heywood, CFA, Vice President, Portfolio Manager and Analyst, had been with Transamerica since 2004 as a Research Analyst. Before joining Transamerica he worked for Wells Capital Management from 2003 to 2004 and Montgomery Asset Management from 1996 to 2003. Deborah Sabo, Equity Trader, was most recently the head trader at McMorgan & Company. Before joining McMorgan & Company in 2003, Ms. Sabo was the head of trading at Husic Capital Management.

Enhanced Investment Technologies, LLC: Enhanced Investment Technologies, LLC (INTECH), located at 2401 PGA Boulevard, Suite 100, Palm Beach Gardens, Florida 33410, serves as a Sub-Adviser to the Large Cap Fund. A team of investment professionals, led by Dr. E. Robert Fernholz, Chief Investment Officer, manages the portion of the Large Cap Fund's assets allocated to INTECH. Dr. Fernholz's role is to set policy for the investment strategy and to implement and supervise the optimization process. The team consists of David Hurley, Chief Operating Officer, whose role is to provide daily oversight of the investment process, Dr. Carey Maguire, Senior Investment Officer, whose role is to supervise implementation of the portfolio management and trading process, and Mr. Joseph Runnels, Vice President of Portfolio Management, whose role is to implement the day-to-day portfolio management and trading process for client portfolios.

Franklin Portfolio Associates, LLC: Franklin Portfolio Associates, LLC (FPA), located at One Boston Place, 29th Floor, Boston, Massachusetts 02108, serves as a Sub-Adviser to the Large Cap Fund. A team of investment professionals, manages the portion of the Large Cap Fund's assets allocated to FPA. The team consists of John Cone, Michael Dunn, Oliver Buckley, Kristen Crawford, and Tony Gavin. John Cone, Chief Executive Officer and President of Franklin Portfolio Associates, has been with FPA since its inception in 1982. Michael Dunn, Senior Vice President and Senior Portfolio Manager, who is responsible for rebalancing and managing cash flows, joined the firm in 1999. Oliver Buckley, Senior Vice President and Senior Portfolio Manager, and Kristin Crawford, Vice President and Portfolio Manager, both joined the firm in 2000. Tony Garvin, Senior Vice President and Senior Portfolio Manager, joined the firm in 2004.

Goldman Sachs Asset Management, L.P.: Goldman Sachs Asset Management, L.P. (GSAM), a Delaware Limited Partnership and wholly owned subsidiary of the Goldman Sachs Group, Inc., located at 32 Old Slip, New York, New York 10005, serves as a Sub-Adviser to the Large Cap Fund. A team of investment professionals manages the portion of the Large Cap Fund's assets allocated to GSAM. The team consists of Herbert E. Ehlers, Gregory H. Ekizian, David G. Shell, Steven M. Barry, Kenneth T. Berents, Andrew F. Pyne, Scott Kolar and Prashant R. Khemka. Mr. Ehlers, Managing Director, Chief Investment Officer and Senior Portfolio Manager, who oversees and contributes to overall portfolio management strategy and portfolio construction, as well as product management, has been with the firm since 1997, and with its predecessor since 1981. Mr. Ekizian, CFA, Managing Director, Chief Investment Officer and Senior Portfolio Manager, who is primarily responsible for investment research in household and personal care, pharmaceuticals, restaurants, beverages, publishing, consumer protection and lodging, has been with the firm since 1997, and with its predecessor since 1990. Mr. Shell, Managing Director, Chief Investment Officer and Senior Portfolio Manager, is primarily responsible for investment research in entertainment, cable television, broadcasting, telecommunications and wireless communications, and has been with the firm since 1997, and with its predecessor since 1987. Mr. Barry, Managing Director,

SEI INVESTMENTS / PROSPECTUS

Chief Investment Officer and Senior Portfolio Manager, who is primarily responsible for investment research in industrials and multi-industry companies, and has been with the firm since 1999. Mr. Berents, Managing Director and Senior Portfolio Manager, who is responsible for investment research in the newspaper, publishing, ratings agencies and advertising industries, has been with the firm since 2000. Mr. Pyne, Managing Director and Senior Portfolio Manager, contributes to overall portfolio strategy and portfolio construction, and has responsibility for product management, and has been with the firm since 1997. Mr. Kolar, CFA, Managing Director, Senior Portfolio Manager and Co-Chairman of the Investment Committee, who is responsible for investment research in technology and software, has been with the firm since 2000. And Mr. Khemka, Senior Portfolio Manager and Co-Chair of the Investment Committee, who is responsible for investment research in the telecom services, publishing media and business services industries has been the firm since 2000.

LSV Asset Management: LSV Asset Management (LSV), located at 1 N. Wacker Drive, Chicago, Illinois 60606, serves as a Sub-Adviser to the Large Cap Fund. Josef Lakonishok, Founding Partner, Robert Vishny, Founding Partner, and Menno Vermeulen, CFA, Partner, serve as portfolio managers of the portion of the Large Cap Fund's assets allocated to LSV. Messrs. Lakonishok and Vishny have been with the firm since its inception in 1993. Mr. Vermulen has been with the firm since 1995.

Montag & Caldwell, Inc.: Montag & Caldwell, Inc. (Montag & Caldwell), located at 3455 Peachtree Road NE, Suite 1200, Atlanta, Georgia 30326, serves as a Sub-Adviser to the Large Cap Fund. William A. Vogel, Executive Vice President of Montag & Caldwell, serves as portfolio manager of the portion of the Large Cap Fund's assets allocated to Montag & Caldwell. Mr. Vogel has been a portfolio manager at Montag & Caldwell for 17 years, and has 24 years of investment experience. His role is to function as a participant in the security selection process for the Large Cap Fund, as well as act as the principal liaison with SEI with regard to the servicing of its relationship with Montag & Caldwell.

Peregrine Capital Management Inc.: Peregrine Capital Management Inc. (Peregrine), located at 800 LaSalle Avenue, Minneapolis, Minnesota 55402, serves as a Sub-Adviser to the Large Cap Fund. John Dale, Senior Vice President and Portfolio Manager, and Gary Nussbaum, Senior Vice President and Portfolio Manager, serve as portfolio managers of the portion of the Large Cap Fund's assets allocated to Peregrine and responsible for the strategic direction of Peregrine. Mr. Dale joined Peregrine in 1987 and began his investment management career in 1968. Mr. Nussbaum joined Peregrine in 1990 and began his investment management career in 1987.

Quantitative Management Associates LLC: Quantitative Management Associates LLC (QMA), located at Gateway Center 2, McCarter Highway and Market Street, Newark, New Jersey 07102, serves as a Sub-Adviser to the Large Cap Fund. James H. Scott, PhD, President, and Margaret S. Stumpp, PhD, Chief Investment Officer, manage the portion of the Large Cap Fund's assets allocated to QMA. Mr. Scott and Ms. Stumpp have been with QMA since the firm's formation in 2003. Prior to that, Mr. Scott and Ms. Stumpp were each employed by Prudential Investment Management, Inc. (PIM) for 15 years, most recently as Senior Managing Directors. QMA is a subsidiary of PIM.

LARGE CAP DISCIPLINED EQUITY FUND:

Analytic Investors, Inc.: Analytic Investors, Inc. (Analytic), located at 500 South Grand Avenue, 23rd Floor, Los Angeles, California 90071, serves as a Sub-Adviser to the Large Cap Disciplined Equity Fund. A team of investment professionals manages the portion of the Large Cap Disciplined Equity Fund's assets allocated to Analytic. The team consists of Dennis Bein, Chief Investment Officer and Portfolio Manager, who is responsible for the ongoing research, implementation and oversight for Analytic's U.S.

SEI INVESTMENTS / PROSPECTUS

equity strategies, as well as the day-to-day portfolio management and trading of those accounts.. Steve Sapra, Portfolio Manager, is responsible for the ongoing research for Analytic's U.S. equity strategies as well as day-to-day portfolio management and trading. Harindra de Silva, President, is responsible for Analytic's strategic direction and the ongoing development of its investment process. He focuses on the ongoing research and portfolio management of the firm's U.S. equity strategies and Tactical Asset Allocation Strategies. Gregory M. McMurran, Chief Investment Officer and Portfolio Manager, is responsible for the management of implementation of Analytic's investment strategies.

Barclays Global Fund Advisors: Barclays Global Fund Advisors (BGFA), located at 45 Fremont Street, San Francisco, California 94105, serves as a Sub-Adviser to the Large Cap Disciplined Equity Fund. Freddy Huynh and Diane Misra manage the portion of the Large Cap Disciplined Equity Fund's assets allocated to BGFA. Each portfolio manager is responsible for various functions related to portfolio management, including, but not limited to, investing cash inflows, coordinating with members of their team to focus on certain asset classes, implementing investment strategies, researching and reviewing investment strategies and overseeing members of his or her portfolio management team with more limited responsibilities, but each portfolio manager has appropriate limitations on his or her authority for risk management and compliance purposes. Freddy Huynh is an employee of BGFA and BGI. Prior to joining BGFA in 2001 Mr. Huynh was employed by AdFlight, Inc. as a manager of media operations from 2000 to 2001. Diane Misra is an employee of BGFA and BGI. Prior to joining BGFA in 2001 Ms. Misra was employed by Goldman Sachs & Co., as Vice-President from 1996 to 2000.

Bridgewater Associates, Inc.: Bridgewater Associates, Inc. (Bridgewater), located at 1 Glendinning Place, Westport, Connecticut 06880, serves as a Sub-Adviser to the Large Cap Disciplined Equity Fund. A team of investment professionals consisting of Raymond T. Dalio, Robert P. Prince and Greg S. Jensen, manages the portion of the Large Cap Disciplined Equity Fund's assets allocated to Bridgewater. Mr. Dalio is President and Chief Investment Officer of Bridgewater and has 32 years of investment experience. He is responsible for the fundamental investment process. Mr. Prince is Co-Chief Investment Officer of Bridgewater and has 24 years of investment experience. He is responsible for research and development of proprietary investment management models and the implementation of investment strategies. Mr. Jensen is Co-Chief Investment Officer of Bridgewater and has 9 years of investment experience. He is responsible for designing investment strategies and the Bridgewater's trading. Messrs. Dalio, Prince and Jensen have been with Bridgewater for 30, 19 and 9 years, respectively.

Enhanced Investment Technologies, LLC: Enhanced Investment Technologies, LLC (INTECH), located at 2401 PGA Boulevard, Suite 100, Palm Beach Gardens, Florida 33410, serves as a Sub-Adviser to the Large Cap Disciplined Equity Fund. A team of investment professionals, led by Dr. E. Robert Fernholz, Chief Investment Officer, manages the portion of the Large Cap Fund's assets allocated to INTECH. Dr. Fernholz's role is to set policy for the investment strategy and to implement and supervise the optimization process. The team consists of David Hurley, Chief Operating Officer, whose role is to provide daily oversight of the investment process, Dr. Carey Maguire, Senior Investment Officer, whose role is to supervise implementation of the portfolio management and trading process, and Joseph Runnels, Vice President of Portfolio Management, whose role is to implement the day-to-day portfolio management and trading process for client portfolios.

Quantitative Management Associates LLC: Quantitative Management Associates LLC (QMA), located at Gateway Center 2, McCarter Highway & Market Street, Newark, New Jersey 07102, serves as a Sub-Adviser to the Large Cap Disciplined Equity Fund. A team of investment professionals led by James H. Scott, President, and Margaret Stumpp, Vice President and Chief Investment Officer, manages the

SEI INVESTMENTS / PROSPECTUS

portion of the Large Cap Disciplined Equity Fund's assets allocated to QMA. Mr. Scott and Ms. Stumpp have been with QMA since the firm's formation in 2003. Prior to that, Mr. Scott and Ms. Stumpp were each employed by Prudential Investment Management, Inc. (PIM) for 15 years, most recently as Senior Managing Directors. QMA is a subsidiary of PIM.

Smith Breeden Associates, Inc.: Smith Breeden Associates, Inc. (Smith Breeden), located at 100 Europa Drive, Suite 200, Chapel Hill, North Carolina 27157, serves as a Sub-Adviser to the Large Cap Disciplined Equity Fund. A team of investment professionals led by John Sprow, Senior Portfolio Manager, who is responsible for portfolio management trading and oversight with respect to enhanced index equity strategy, and John Kerschner, CFA, Senior Portfolio Manager, who is responsible for the development of ABS strategy, manages the portion of the Large Cap Disciplined Equity Fund's assets allocated to Smith Breeden. Mr. Sprow joined Smith Breeden in 1987 and has 18 years of investment experience. Mr. Kreschner joined the firm in 1994 and has 14 years of investment experience.

LARGE CAP INDEX FUND:

Barclays Global Fund Advisors: Barclays Global Fund Advisors (BGFA), located at 45 Fremont Street, San Francisco, California 94105, serves as the Sub-Adviser to the Large Cap Index Fund. Ed Corallo and Patrick O'Connor manage the portion of the Large Cap Index Fund's assets allocated to BGFA. Each portfolio manager is responsible for various functions related to portfolio management, including, but not limited to, investing cash inflows, coordinating with members of their team to focus on certain asset classes, implementing investment strategies, researching and reviewing investment strategies and overseeing members of his or her portfolio management team with more limited responsibilities, but each portfolio manager has appropriate limitations on his or her authority for risk management and compliance purposes. Ed Corallo is an employee of BGFA and BGI and has been primarily responsible for the day-to-day management of the Large Cap Index Fund since April 2002. Mr. Corallo co-heads the US Index Portfolio Management Group, where he has worked since April 1999. Patrick O'Connor is an employee of BGFA and BGI and has been primarily responsible for the day-to-day management of the Large Cap Index Fund since April 2002. Patrick O'Connor is senior portfolio manager and co-heads the US Index Portfolio Management Group, where he has worked since September 1999.

SMALL/MID CAP EQUITY FUND:

BlackRock Advisors, Inc.: BlackRock Advisors, Inc. (BlackRock), located at 100 Belleview Parkway, Wilmington, Delaware 19809, serves as a Sub-Adviser to the Small/Mid Cap Equity Fund. Wayne Archambo, CFA, serves as lead portfolio manager and is responsible for coverage of stocks. Kate O'Connor, CFA, serves as co-portfolio manager and participates in all investment decisions. Prior to joining BlackRock in 2002, Mr. Archambo was a founding partner and manager of Boston Partners Asset Management, L.P.'s small and mid cap value equity products since the firm's inception in 1995. Prior to joining BlackRock in 2002, Ms. O'Connor served as an equity analyst at Independence Investment LLC from 2000-2001 and a principal at Boston Partners Asset Management, L.P. from 1997-2000.

Delaware Management Company: Delaware Management Company (DMC), a series of Delaware Management Business Trust, located at One Commerce Square, 2005 Market Street, Philadelphia, Pennsylvania 19103, serves as a Sub-Adviser to the Small/Mid Cap Equity Fund. A team of investment professionals manages the portion of the Small/Mid Cap Equity Fund's assets allocated to DMC. The team members have an average of 15 years of investment experience. The team consists of Marshall Basset, who has primary responsibility for making day-to-day investment decisions, Lori Wachs, Steve Lampe and Matthew Todorow. Mr. Basset, Chief Investment Officer and Senior Portfolio Manager,

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Ms. Wachs, Vice President and Portfolio Manager and Mr. Lampe, Vice President and Portfolio Manager, have been with the firm for 8, 13 and 10 years respectively. Mr. Todorow, Vice President and Portfolio Manager, has been with the firm for 2 years. Before joining the firm he served as Executive Director for Morgan Stanley Investment Management.

Integrity Asset Management, LLC: Integrity Asset Management, LLC (Integrity), located at 9900 Corporate Campus Drive, Suite 3000, Louisville, Kentucky 40223, serves as a Sub-Adviser to the Small/Mid Cap Equity Fund. A team of investment professionals manages the portion of the Small/Mid Cap Equity Fund's assets allocated to Integrity. The team consists of Daniel G. Bandi, CFA, Daniel J. DeMonica, CFA, Adam I. Friedman and William H. McNett, CFA. Each of the team members have been with Integrity for 2 years and are currently responsible for participating in the security selection for the Fund. Prior to joining the firm Mr. Brandi, Mr. DeMonica and Mr. Friedman were all employed by National City Investment Co. and Mr. McNett was employed by Turner Investments.

Lee Munder Investments, Ltd.: Lee Munder Investments, Ltd. (LMIL), located at 200 Clarendon Street, 28th Floor, Boston, Massachusetts 02116, serves as a Sub-Adviser to the Small/Mid Cap Equity Fund. The fund is managed by Andrew Beja, CFA, Managing Director, who is responsible for researching small cap growth stocks in the consumer and business services sectors, Thomas L. Holm, Portfolio Manager, who is responsible for researching small cap growth stocks in the technology and producer manufacturers sectors, Nicholas Battelle, Managing Director, who is responsible for researching small cap growth stocks in the healthcare sector, Kenneth Winston, Analyst, who is responsible for researching small cap growth stocks in the technology sector and Phillip Muscatello, Analyst, who is responsible for researching small cap growth stocks in the Consumer, Energy and Materials sectors. Messrs. Beja and Holm have over 19 and 13 years of investment experience, respectively

LSV Asset Management: LSV Asset Management (LSV), located at 1 N. Wacker Drive, Chicago, Illinois 60606, serves as a Sub-Adviser to the Large Cap Fund. Josef Lakonishok, Founding Partner, Robert Vishny, Founding Partner, and Menno Vermeulen, CFA, Partner, serve as portfolio managers of the portion of the Small/Mid Cap Equity Fund's assets allocated to LSV. Messers. Lakonishok and Vishny have been with the firm since its inception in 1993. Mr. Vermulen has been with the firm since 1995.

Martingale Asset Management, L.P.: Martingale Asset Management, L.P. (Martingale), located at 222 Berkeley Street, Boston, Massachusetts 02116, serves as a Sub-Adviser to the Small/Mid Cap Equity Fund. The fund is managed by a team headed by William E. Jacques, CFA, whose role is to oversee the research, valuation model and portfolio construction, Samuel Nathans, CFA, who is responsible for portfolio construction, and James Eysenbach, CFA, who is also responsible for portfolio construction. Mr. Jacques, Executive Vice President and Chief Investment Officer, has been with the firm since 1987. Mr. Nathans, Senior Vice President and Senior Portfolio Manager, has been with the firm since 1999. Mr. Eysenbach, Senior Vice President and Investment Portfolio Manager, has been with the firm since 2004. From 1991 to 2001 Mr. Eysenbach was employed by Scudder Investments.

Mazama Capital Management, Inc.: Mazama Capital Management, Inc. (Mazama), located at One Southwest Columbia Street, Suite 1500, Portland, Oregon 97258, serves as a Sub-Adviser to the Small/Mid Cap Equity Fund. A team of investment professionals manages the portion of the Small/Mid Cap Equity Fund's assets allocated to Mazama. The team consists of Ronald A. Sauer, Stephen C. Brink, Gretchen Novak, Timothy P. Butler and Michael D. Clulow. Mr. Sauer, Chief Executive Officer, Chief Investment Officer and Senior Portfolio Manager, who oversees portfolio construction including security selection, founded Mazama in 1997. Mr. Brink, Senior Vice President, Portfolio Manager and Director of Research and co-founder of

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Mazama, whose role involves overseeing research information flow and quality, has been with the firm since 1997. Ms. Novak, Associate Portfolio Manager and Sector Portfolio Manager, whose role is to research small and mid cap growth discretionary and consumer staple companies, has been with the firm since 1999. Mr. Butler, who is responsible for researching small and mid cap growth financial services companies, and Mr. Clulow, who is responsible for researching small and mid cap growth healthcare companies, including biotech and emerging pharmaceutical companies, joined the firm in 2002. Prior to joining the firm Mr. Butler was employed at Pacific Crest Securities and Mr. Clulow was employed at UBS Warburg.

Security Capital Research & Management Incorporated: Security Capital Research & Management Incorporated (Security Capital), located at 11 South LaSalle Street, 2nd Floor, Chicago, Illinois 60603, serves as a Sub-Adviser to the Small/Mid Cap Equity Fund. Anthony R. Manno, Jr., President and Chief Investment Officer, Kenneth D. Statz, Managing Director and Senior Market Strategist, who is responsible for the development and implementation of portfolio investment strategy, Kevin W. Bedell, Senior Vice President, who is responsible for proprietary research on publicly listed real estate companies, and David E. Rosenbaum, Senior Vice President, who is responsible for the Investment Structuring Team, comprise the Portfolio Management Committee of Security Capital. The Portfolio Management Committee is responsible for determining the portfolio composition of the portion of the Small/Mid Cap Equity Fund's assets allocated to Security Capital. Messrs. Manno, Statz, Bedell and Rosenbaum have an average of 21 years of investment experience, and joined Security Capital in 1994, 1995, 1996 and 1997, respectively.

Wellington Management Company, LLP: Wellington Management Company, LLP (Wellington Management), located at 75 State Street, Boston, Massachusetts 02109, serves as a Sub-Adviser to the Small/Mid Cap Equity Fund. Jamie A. Rome, CFA, Senior Vice President and Equity Portfolio Manager serves as portfolio manager of the portion of the Small/Mid Cap Equity Fund's assets allocated to Wellington Management. Mr. Rome joined Wellington Management as an investment professional in 1994.

SMALL CAP FUND:

Artisan Partners Limited Partnership: Artisan Partners Limited Partnership (Artisan), located at 875 E. Wisconsin Avenue, Suite 800, Milwaukee, Wisconsin 53202, serves as a Sub-Adviser to the Small Cap Fund. Scott C. Satterwhite and James C. Kieffer, both Managing Directors of Artisan, serve as portfolio managers of the portion of the Small Cap Fund's assets allocated to Artisan and are responsible for researching investment opportunities and the securities selection process. Messrs. Satterwhite and Kieffer joined Artisan in 1997.

BlackRock Advisors, Inc.: BlackRock Advisors, Inc. (BlackRock) located at 100 Belleview Parkway, Wilmington, Delaware 19809, serves as a Sub-Adviser to the Small Cap Fund. Wayne Archambo, CFA, serves as lead portfolio manager and is responsible for coverage of stocks. Kate O'Connor, CFA, serves as co-portfolio manager and participates in all investment decisions. Prior to joining BlackRock in 2002, Mr. Archambo was a founding partner and manager of Boston Partners Asset Management, L.P.'s small and mid cap value equity products since the firm's inception in 1995. Prior to joining BlackRock in 2002, Ms. O'Connor served as an equity analyst at Independence Investment LLC from 2000-2001 and as a principal at Boston Partners Asset Management, L.P. from 1997-2000.

David J. Greene and Company, LLC: David J. Greene and Company, LLC (David J. Greene), located at 599 Lexington Avenue, 12th Floor, New York, New York 10022, serves as a Sub-Adviser to the Small Cap Fund. Benjamin H. Nahum, Executive Vice President, serves as lead Portfolio Manager for the portion of the Small Cap Fund's assets allocated to David J. Greene. Michael C. Greene, Chief Executive Officer, serves as back-up Portfolio Manager. Mr. Nahum is responsible for evaluating research recommendations, determining holdings size, and establishing sector weights within the Fund's

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specified guidelines and investment objectives. Messrs. Nahum and Greene have been Owners/Principals of the firm for the past 14 years.

Delaware Management Company: Delaware Management Company (DMC), a series of Delaware Management Business Trust, located at One Commerce Square, 2005 Market Street, Philadelphia, Pennsylvania 19103, serves as a Sub-Adviser to the Small Cap Fund. A team of investment professionals manages the portion of the Small Cap Fund's assets allocated to DMC. The team members have an average of 15 years of investment experience. The team consists of Marshall Basset, Lori Wachs, Steve Lampe and Matthew Todorow. Mr. Basset, Chief Investment Officer and Senior Portfolio Manager, Ms. Wachs, Vice President and Portfolio Manager and Mr. Lampe, Vice President and Portfolio Manager, have been with the firm for 8, 13 and 10 years respectively. Mr. Todorow, Vice President and Portfolio Manager, has been with the firm for 2 years. Before joining the firm he served as Executive Director for Morgan Stanley Investment Management.

Lee Munder Investments, Ltd.: Lee Munder Investments, Ltd. (LMIL), located at 200 Clarendon Street, 28th Floor, Boston, Massachusetts 02116, serves as a Sub-Adviser to the Small/Mid Cap Equity Fund. The fund is managed by Andrew Beja, CFA, Managing Director, who is responsible for researching small cap growth stocks in the consumer and business services sectors, Thomas L. Holm, Portfolio Manager, who is responsible for researching small cap growth stocks in the technology and producer manufacturers sectors, Nicholas Battelle, Managing Director, who is responsible for researching small cap growth stocks in the healthcare sector, Kenneth Winston, Analyst, who is responsible for researching small cap growth stocks in the technology sector, and Phillip Muscatello, Analyst, who is responsible for researching small cap growth stocks in the Consumer, Energy and Materials sectors, serve as portfolio managers of the portion of the Small/Mid Cap Equity Fund's assets allocated to LMIL. Messrs. Beja and Holm have over 19 and 13 years of investment experience, respectively.

LSV Asset Management: LSV Asset Management (LSV), located at 1 N. Wacker Drive, Chicago, Illinois 60606, serves as a Sub-Adviser to the Large Cap Fund. Josef Lakonishok, Founding Partner, Robert Vishny, Founding Partner, and Menno Vermeulen, CFA, Partner, serve as portfolio managers of the portion of the Small Cap Fund's assets allocated to LSV. Messrs. Lakonishok and Vishny have been with the firm since its inception in 1993. Mr. Vermulen has been with the firm since 1995.

Martingale Asset Management, L.P.: Martingale Asset Management, L.P. (Martingale), located at 222 Berkeley Street, Boston, Massachusetts 02116, serves as a Sub-Adviser to the Small Cap Fund. A team of investment professionals manages the portion of the Small Cap Fund's assets allocated to Martingale. The Fund is managed by a team headed by William E. Jacques, CFA, whose role is to oversee the research, valuation model and portfolio construction, Samuel Nathans, CFA, who is responsible for portfolio construction, and James Eysenbach, CFA, who is also responsible for portfolio construction. Mr. Jacques, Executive Vice President and Chief Investment Officer, has been with the firm since 1987. Mr. Nathans, Senior Vice President and Senior Portfolio Manager, has been with the firm since 1999. Mr. Eysenbach, Senior Vice President and Investment Portfolio Manager, has been with the firm since 2004. From 1991 to 2001 Mr. Eysenbach was employed by Scudder Investments.

Mazama Capital Management, Inc.: Mazama Capital Management, Inc. (Mazama), located at One Southwest Columbia Street, Suite 1500, Portland, Oregon 97258, serves as a Sub-Adviser to the Small Cap Fund. A team of investment professionals manages the portion of the Small Cap Fund's assets allocated to Mazama. The team consists of Ronald A. Sauer, Stephen C. Brink, Gretchen Novak, Timothy P. Butler and Michael D. Clulow. Mr. Sauer, Chief Executive Officer, Chief Investment Officer and Senior

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Portfolio Manager, whose role is overseer of the portfolio construction process including security selection, founded Mazama in 1997. Mr. Brink, Senior Vice President, Portfolio Manager and Director of Research and co-founder of Mazama, whose role involves overseeing research information flow and quality, has been with the firm since 1997. Ms. Novak, Associate Portfolio Manager and Sector Portfolio Manager, whose role is to research small and mid cap growth discretionary and consumer staple companies, has been with the firm since 1999. Mr. Butler, who is responsible for researching small and mid cap growth financial services companies, and Mr. Clulow, who is responsible for researching small and mid cap growth healthcare companies, including biotech and emerging pharmaceutical companies, Sector Portfolio Managers, joined the firm in 2002. Prior to joining the firm, Mr. Butler was employed at Pacific Crest Securities and Mr. Clulow was employed at UBS Warburg.

McKinley Capital Management Inc.: McKinley Capital Management Inc. (McKinley Capital), located at 3301 C Street, Suite 500, Anchorage, Alaska 99503, serves as a Sub-Adviser to the Small Cap Fund. A team of investment professionals led by Robert B. Gillam manages the portion of the Small Cap Fund's assets allocated to McKinley Capital. Mr. Gillam has been the Chief Investment Officer at McKinley Capital since the firm's inception in 1990, and has over 32 years of investment experience. The team consists of Robert B. Gillam, Greg Samorajski, Frederic Parke, Sheldon Lien, Brandon Rinner and Paul Hanson, who are all responsible for all aspects of the day-to-day decisions regarding investments. Robert B. Gillam, President & Chief Investment Officer, has been with the firm since its inception in 1990, and has over 32 years of investment experience. Mr. Samorajski, Portfolio Manager, has been with the firm since 1997 and has over 20 years of investment experience. Mr. Frederic Parke, Portfolio Manager, has been with the firm since 1997 and has over 20 years of investment experience. Mr. Lien, Portfolio Manager, has been with the firm since 1996 and has over 9 years of investment experience. Mr. Rinner, Portfolio Manager, has been with the firm since 1998 and has over 8 years of investment experience. Mr. Hanson, Portfolio Manager, has been with the firm since 2000 and has over 6 years of investment experience.

Security Capital Research & Management Incorporated: Security Capital Research & Management Incorporated (Security Capital), located at 11 South LaSalle Street, 2nd Floor, Chicago, Illinois 60603, serves as a Sub-Adviser to the Small Cap Fund. Anthony R. Manno, Jr., President and Chief Investment Officer, Kenneth D. Statz, Managing Director and Senior Market Strategist, who is responsible for the development and implementation of portfolio investment strategy, Kevin W. Bedell, Senior Vice President, who is responsible for proprietary research on publicly listed real estate companies, and David E. Rosenbaum, Senior Vice President, who is responsible for the Investment Structuring Team, comprise the Portfolio Management Committee of Security Capital. The Portfolio Management Committee is responsible for determining the portfolio composition of the portion of the Small Cap Fund's assets allocated to Security Capital. Messrs. Manno, Statz, Bedell and Rosenbaum have an average of 21 years of investment experience, and joined Security Capital in 1994, 1995, 1996 and 1997, respectively.

Wellington Management Company, LLP: Wellington Management Company, LLP (Wellington Management), located at 75 State Street, Boston, Massachusetts 02109, serves as a Sub-Adviser to the Small Cap Fund. Jamie A. Rome, CFA, Senior Vice President and Equity Portfolio Manager of Wellington Management, serves as portfolio manager of the portion of the Small Cap Fund's assets allocated to Wellington Management. Mr. Rome joined Wellington Management as an investment professional in 1994.

INTERNATIONAL EQUITY FUND:

Alliance Capital Management L.P.: Alliance Capital Management L.P. (Alliance Capital) located at 1345 Avenue of the Americas, New York, New York 10105, serves as a Sub-Adviser to the International

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Equity Fund. A team of investment professionals manages the portion of the International Equity Fund's assets allocated to Alliance Capital. The Committee consits of Sharon Fay, Kevin Simms, Giulio Martini and Henry D'Auria. Ms. Fay was appointed Chief Investments Officer of Global Value Equities in 2003 and is responsible for oversight for all portfolio management and research relating to cross-border and non-U.S. value investment portfolios. She joined Bernstein in 1990. Mr. Simms was named Co-Chief Investments Officer of International Value Equities in 2003, and is Director of Research of Global and International Value Equities, a position he has held since 2000. Mr. Simms joined Bernstein in 1992. Mr. Martini was appointed to head the newly created quantitative strategies team within the value-equities unit and was named Chief International Economist in 1992. Mr. Martini joined Bernstein in 1985. Mr. D'Auria was named Co-Chief Investments Officer of International Value Equities in 2003, adding to his responsibilities as Chief Investments Officer of Emerging Markets Value Equities, which he assumed in 2002. Mr. D'Auria was one of the chief architects of Bernstein's global research department, which he managed from 1998 through 2002. Mr. D'Auria joined the firm in 1991.

Capital Guardian Trust Company: Capital Guardian Trust Company (Capital Guardian), located at 333 South Hope Street, 55th Floor, Los Angeles, California 90071, serves as a Sub-Adviser to the International Equity Fund. A team of investment professionals manages the portion of the International Equity Fund's assets allocated to Capital Guardian. Under this approach, the portfolio of a fund is divided into segments managed by individual managers. Each manager's role is to decide how their respective segment will be invested by selecting securities within the limits provided by the fund's objectives and policies. Subject to those objectives and policies, portfolio managers are not limited to where they may invest geographically except for Seung Kwak and John Mant, whose geographical coverage is limited to Japan and Europe, respectively. CGTC's investment committee oversees this process. In addition, CGTC's investment analysts also may make investment decisions with respect to a portion of a fund's portfolio. Certain portfolio managers may also have investment analyst responsibilities with respect to specific research coverage. The team consists of David I. Fisher, Arthur J. Gromadzki, Richard N. Havas, Seung Kwak, Nancy J. Kyle, John M.N. Mant, Christopher A. Reed, Lionel M. Sauvage, Nilly Sikorsky and Rudolf M. Staehelin, who are all responsible for investment management decisions for their particular segments of the portfolio. Mr. Fisher, Chairman of the Board and Portfolio Manager, has been with the firm for 36 years. Mr. Sauvage, Director, Senior Vice President and Portfolio Manager, has been with the firm for 18 years. Ms. Kyle, Vice Chairman and Portfolio Manager, has been with the firm for 14 years. Mr. Gromadzki, Mr. Havas, Mr. Kwak, Mr. Mant, Mr. Reed, Ms. Sikorsky and Mr. Staehelin are all Portfolio Managers at CGTC and have been with the firm for 18, 19, 3, 15, 12, 43 and 24 years, respectively. Prior to joining CGTC Mr. Kwak was employed by Zurich Scudder Investments for 17 years.

Fisher Investments, Inc.: Fisher Investments, Inc. (Fisher), located at 13100 Skyline Blvd., Woodside, California 94062, serves as a Sub-Adviser to the International Equity Fund. A team of investment professionals manages the portion of the International Equity Fund's assets allocated to Fisher. This team includes Kenneth L. Fisher, Jeffery L. Silk, and Andrew S. Teufel. Mr. Fisher, Chief Executive Officer and Chief Investments Officer, has been with the firm for 26 years and plays the primary role in the process of macroeconomic, political and sentiment analysis. Mr. Silk, Vice Chairman, has been with the firm for 21 years. Mr. Teufel, Co-Presidents and Director of Research, has been with the firm for 9 years. Messrs. Silk and Teufel are primarily responsible for the selection of securities within the firm's strategies.

Fuller & Thaler Asset Management, Inc.: Fuller & Thaler Asset Management, Inc. (Fuller & Thaler), located at 411 Borel Avenue, Suite 402, San Mateo, California 94402, serves as a Sub-Adviser to the

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International Equity Fund. Joseph S. Leung, CFA, Senior Vice President & Head of International Strategies, manages the portion of the International Equity Fund's assets allocated to Fuller & Thaler, and is responsible for the planning, development and management of the firm's international and global strategies. Prior to joining the firm in 2002, Mr. Leung worked for AXA Rosenberg Investment Management Inc., in the U.S. and U.K. offices. Most recently, Mr. Leung served as an Executive Director on the AXA Rosenberg London Board and was Chief Investment Officer at AXA Rosenberg in London. Mr. Leung is a shareholder of the firm.

McKinley Capital Management Inc.: McKinley Capital Management Inc. (McKinley Capital), located at 3301 C Street, Suite 500, Anchorage, Alaska 99503, serves as a Sub-Adviser to the International Equity Fund. A team of investment professionals manages the portion of the International Equity Fund's assets allocated to McKinley Capital. The team consists of Robert B. Gillam, Greg Samorajski, Frederic Parke, Sheldon Lien, Brandon Rinner and Paul Hanson, who are all responsible for all aspects of the day-to-day decisions regarding investments. Mr. Gillam, President & Chief Investment Officer, has been with the firm since its inception in 1990, and has over 32 years of investment experience. Mr. Samorajski, Portfolio Manager, has been with the firm since 1997. He has over 20 years of investment experience. Mr. Parke, Portfolio Manager, has been with the firm since 1997 and has over 20 years of investment experience. Mr. Lien, Portfolio Manager, has been with the firm since 1996 and has over 9 years of investment experience. Mr. Rinner, Portfolio Manager, has been with the firm since 1998 and has over 8 years of investment experience. Mr. Hanson, Portfolio Manager, has been with the firm since 2000 and has over 6 years of investment experience.

Morgan Stanley Investment Management Inc. and Morgan Stanley Investment Management Limited: Morgan Stanley Investment Management Inc. (MSIM Inc.), located at 1221 Avenue of the Americas, New York, New York 10020, serves as a Sub-Adviser to the International Equity Fund. MSIM Inc. delegates certain investment advisory responsibilities to its affiliate, Morgan Stanley Investment Management Limited (MSIM Limited), located at 25 Cabot Square, Canary Wharf, London E14 4QA, United Kingdom. MSIM Limited's International Equity Value Team manages the portion of the International Equity Fund's assets allocated to MSIM Inc. Current members of the team include Dominic Caldecott, Managing Director, Peter Wright, Managing Director, William Lock, Managing Director and Walter Riddell, Executive Director. Mr. Caldecott has worked for MSIM Limited since 1986 and began managing the portion of the International Equity Fund's assets allocated to MSIM Limited in October 2001. Mr. Riddell has worked for MSIM Limited since 1995 and began managing the portion of International Equity Fund's assets allocated to MSIM Limited in October 2001. Mr. Wright has worked for MSIM Limited since 1996 and began managing the portion of International Equity Fund's assets allocated to MSIM Limited in October 2001. Mr. Lock has worked for MSIM Limited since 1994 and began managing the portion of International Equity Fund's assets allocated to MSIM Limited in October 2001. Each member's role includes global sector research responsibilities; Messrs. Riddell, Wright and Lock have day-to-day portfolio administration responsibilities as well.

Quantitative Management Associates LLC: Quantitative Management Associates LLC (QMA), located at Gateway Center 2, McCarter Highway and Market Street, Newark, New Jersey 07102, serves as a Sub-Adviser to the International Equity Fund. James H. Scott, PhD, President, and Margaret S. Stumpp, PhD, Chief Investment Officer, manage the portion of the International Equity Fund's assets allocated to QMA. Mr. Scott and Ms. Stumpp have been with QMA since the firm's formation in 2003. Prior to that, Mr. Scott and Ms. Stumpp were each employed by Prudential Investment Management, Inc. (PIM) for 15 years, most recently as Senior Managing Directors. QMA is a subsidiary of PIM.

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EMERGING MARKETS EQUITY FUND:

Alliance Capital Management L.P.: Alliance Capital Management L.P. (Alliance Capital), located at 1345 Avenue of the Americas, New York, New York 10105, serves as a Sub-Adviser to the Emerging Markets Equity Fund. A committee of investment professionals manages the portion of the Emerging Markets Equity Fund's assets allocated to Alliance Capital. The four members of the committee with the most significant responsibility for the day-to-day management of the Emerging Markets Equity Fund's portfolio are: Edward D. Baker III, Gaiti Ali, Manish Singhai and Jean-Francois Van de Walle. Mr. Baker, Chief Executive Officer of Emerging Markets Growth Equities, joined Alliance Capital in 1995 and currently serves as head of Alliance Capital's Emerging Markets Growth Equity and specialty-portfolio businesses. He also coordinates the investment activities of Alliance's non-US specialty-portfolio teams and joint ventures. Gaiti S. Ali, Senior Vice President and Eastern Europe/Middle East/Africa Portfolio Manager, joined Alliance Capital in 1997. Manish Singhai, Senior Vice President and Asian Emerging Markets Portfolio Manager, joined Alliance Capital in 1998 as an Emerging Markets Telecoms and Utilities Analyst, and has been managing Emerging Asian portfolios since September 2000. Mr. Van De Walle, Senior Vice President and Latin America Portfolio Manager, joined Alliance Capital in 1991.

Ashmore Investment Management Limited: Ashmore Investment Management Limited (Ashmore), located at 20 Bedfordbury, London, United Kingdom, WC2N 4BL, serves as a Sub-Adviser to the Emerging Markets Equity Fund. The management of the Emerging Markets Equity Fund is carried out by Ashmore's Investment Committee, which currently has four members. Ashmore's Managing Director and the Chairman of its Investment Committee, Mark Coombs, has been investing in emerging markets since 1983, and is currently Co-Chair of the Board of EMTA (formerly the Emerging Markets Trade Association). Mr. Coombs participates in the security selection process for the Fund. Senior portfolio managers Jules Green and Seumas Dawes have been actively involved in emerging market debt investment since 1990 and 1993 respectively. Mr. Dawes has a geographic responsibility for Asia, product responsibility for special situations and structured transactions, equity and related derivatives and he participates in the security selection process for the Fund. Mr. Green has a geographic responsibility for Latin America and Eastern Europe, a Product responsibility for US Bonds, local currency debt, local currencies & related derivatives and he participates in the security selection process for the Fund. Jerome Booth is Ashmore's Head of Research and political economist, and has been professionally involved with developing countries as a government and international official, consultant, economist, and market analyst since 1985. He is responsible for all macro country political research and analysis.

The Boston Company Asset Management LLC: The Boston Company Asset Management LLC (The Boston Company), located at One Boston Place, Boston, Massachusetts 02108, serves as a Sub-Adviser to the Emerging Markets Equity Fund. A team of investment professionals manages the portion of the Emerging Markets Equity Fund's Assets allocated to The Boston Company. The team consists of D. Kirk Henry, Clifford Smith, Carolyn Kedersha, Andrew Johnsen, Param Roychoudhury, and Michelle Chan. Mr. Henry, Executive Vice President & Director of International Value Equity, whose role is lead Portfolio Manager for all International Value and Emerging Markets Value strategies, has been with the firm since 1994. Mr. Smith, Senior Vice President and the Assistant Director of International Value Equity, whose role is to conduct research on global technology and European capital goods companies, has been with the firm since 1998. Ms. Kedersha, Senior Vice President and Senior Portfolio Manager, whose role is to conduct research on companies located in the United Kingdom, Greece, Egypt, Turkey, Israel, Russia and Latin America, has been with the firm since 1988. Mr. Johnsen, Senior Vice President and Senior

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Portfolio Manager, whose role is to research companies located in Japan, South Korea, Taiwan and Eastern Europe, has been with the firm since 1995. Ms. Roychoudhury, Senior Vice President and Portfolio Manager, whose role is to research companies in Continental Europe and India, has been with the firm since 1991. Ms. Chan, Vice President and an Assistant Portfolio Manager, whose role is to provide research coverage for China, Hong Kong, Indonesia, Malaysia, Philippines, Singapore, South Korea, Taiwan and Thailand has been with the firm since 2000.

Citigroup Asset Management Limited: Citigroup Asset Management Limited (CAM Ltd.), located at Citigroup Centre, Canada Square, Canary Wharf, London E14 5LB, England, serves as a Sub-Adviser to the Emerging Markets Equity Fund. A team of investment professionals manages the portion of the Emerging Markets Equity Fund allocated to CAM Ltd. The team consists of Aquico Wen, CFA, CPA, Victor Pina, Chris Lively, CFA, Erda Gercek and Olivier Lemaigre. Mr. Wen is a Managing Director and has been with CAM Ltd. since 1998. He has 10 years of investment experience. Mr. Pina is a Director and Portfolio Manager and has been with CAM Ltd. or its affiliates since 1994. He has 15 years of investment experience. Prior to joining CAM Ltd. in 2000, Mr. Lively, a Director and Portfolio Manager with CAM Ltd., was an Analyst and Portfolio Manager for Pioneer Group, Inc. He has 10 years of investment experience. Mr. Gercek is a Director and Country Strategist and has been with CAM Ltd. or its affiliates since 1989. He has 15 years of investment experience. Mr. Lemaigre is a Director and Country Strategist and has been with CAM Ltd. or its affiliates since 1997. He has 12 years of investment experience in emerging markets.

Emerging Markets Management, L.L.C.: Emerging Markets Management, L.L.C. (EMM), located at 1001 Nineteenth Street, North, 17th Floor, Arlington, Virginia 22209, serves as a Sub-Adviser to the Emerging Markets Equity Fund. A team of investment professionals led by Antoine van Agtmael, EMM's President and Chief Investment Officer, is jointly and primarily responsible for the day-to-day management of the portion of the Emerging Market Equity Fund's assets allocated to EMM. Mr. van Agtmael, who co-founded EMM in 1988, is responsible for country allocation, risk control, and diversification. Ms. Felicia Morrow, who joined EMM in 1990 and is EMM's Chief Operating Officer and Lead Portfolio Manager, is the portfolio manager responsible for Latin America and Southeast Asia. Mr. John Niepold, who joined EMM in 1993, is the portfolio manager responsible for Frontier Africa and the Middle East. Mr. Arindam Bhattacharjee, who joined EMM in 1995, is the portfolio manager responsible for the Indian sub-continent. Ms. Dobrinka Cidrof, who joined EMM in 1989, is the portfolio manager responsible for Turkey and Israel. Mr. Peter Trofimenko, who joined EMM in 1994, is the portfolio manager responsible for Central and Eastern Europe, Russia and South Africa. Ms. Rita Lun, who joined EMM in 1996, is the portfolio manager responsible for China/Hong Kong, Taiwan and Korea.

Rexiter Capital Management Limited: Rexiter Capital Management Limited (Rexiter), located at 21 St. James's Square, London SW1Y 4SS United Kingdom, serves as a Sub-Adviser to the Emerging Markets Equity Fund. Murray Davey and Nick Payne manage the portion of the Emerging Markets Equity Fund's assets allocated to Rexiter. Mr. Davey is a senior European, Middle Eastern and African fund manager and a Director of Rexiter. Mr. Payne is a senior Latin American fund manager and a Director of Rexiter. Mr. Davey has been with Rexiter since its inception in 1997. Mr. Payne joined Rexiter in September 1999.

WORLD EQUITY EX-US FUND:

Acadian Asset Management Inc.: Acadian Asset Management Inc. (Acadian), located at One Post Office Square, Boston, Massachusetts 02109, serves as a Sub-Adviser to the World Equity Ex-US Fund. A team of

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investment professionals led by Co-Chief Investment Officers Ron Frashure and John Chisholm, manages the portion of the World Equity Ex-US Fund's assets allocated to Acadian. Mr. Frashure and Mr. Chisholm have been with Acadian since 1988 and 1987, respectively and are responsible for developing quantitative techniques to value markets and securities. Other key members of the team responsible for the investments of this allocation include Rick Barry, who is responsible for portfolios run from the Singapore office, Mathew Cohen, who manages the processes and data for the investment approach, and Brian Wolahan, who is responsible for developing and applying quantitative techniques to evaluate markets and securities. Mr. Barry and Mr. Cohen, Portfolio Managers, have been with the firm since 1994. Mr. Wolahan, Portfolio Manager and Co-Director of Research, has been with the firm since 1990.

Alliance Capital Management L.P.: Alliance Capital Management L.P. (Alliance Capital) located at 1345 Avenue of the Americas, New York, New York 10105, serves as a Sub-Adviser to the World Equity Ex-US Fund. A committee of investment professionals manages the portion of the World Equity Ex-US Fund's assets allocated to Alliance Capital. The Committee consists of Sharon Fay, Kevin Simms, Giulio Martini and Henry D'Auria. Ms. Fay was appointed Chief Investments Officer of Global Value Equities in 2003 and is responsible for oversight for all portfolio management and research relating to cross-border and non-U.S. value investment portfolios. She joined Bernstein in 1990. Mr. Simms was named Co-Chief Investments Officer of International Value Equities in 2003, and is Director of Research of Global and International Value Equities, a position he has held since 2000. Mr. Simms joined Bernstein in 1992. Mr. Martini was appointed to head the newly created quantitative strategies team within the value-equities unit and was named Chief International Economist in 1992. Mr. Martini joined Bernstein in 1985. Mr. D'Auria was named Co-Chief Investments Officer of International Value Equities in 2003, adding to his responsibilities as Chief Investments Officer of Emerging Markets Value Equities, which he assumed in 2002. Mr. D'Auria was one of the chief architects of Bernstein's global research department, which he managed from 1998 through 2002. Mr. D'Auria joined the firm in 1991.

Capital Guardian Trust Company: Capital Guardian Trust Company (CGTC), located at 333 Hope Street, 55th Floor, Los Angeles, California 90071, serves as a Sub-Adviser to the World Equity Ex-US Fund. A team of investment professionals manages the portion of the World Equity Ex-US Fund's assets allocated to CGTC. Under this approach, the portfolio of a fund is divided into segments managed by individual managers. Each manager's role is to decide how their respective segment will be invested by selecting securities within the limits provided by the fund's objectives and policies. Subject to those objectives and policies, portfolio managers are not limited to where they may invest geographically except for Seung Kwak and John Mant, whose geographical coverage is limited to Japan and Europe, respectively. CGTC's investment committee oversees this process. In addition, CGTC's investment analysts also may make investment decisions with respect to a portion of a fund's portfolio. Certain portfolio managers may also have investment analyst responsibilities with respect to specific research coverage. The team consists of David I. Fisher, Arthur J. Gromadzki, Richard N. Havas, Seung Kwak, Nancy J. Kyle, John M.N. Mant, Christopher A. Reed, Lionel M. Sauvage, Nilly Sikorsky and Rudolf M. Staehelin, who are all responsible for investment management decisions for their particular segments of the portfolio. Mr. Fisher, Chairman of the Board and Portfolio Manager, has been with the firm for 36 years. Mr. Sauvage, Director, Senior Vice President and Portfolio Manager, has been with the firm for 18 years. Ms. Kyle, Vice Chairman and Portfolio Manager, has been with the firm for 14 years. Mr. Gromadzki, Mr. Havas, Mr. Kwak, Mr. Mant, Mr. Reed, Ms. Sikorsky and Mr. Staehelin are all Portfolio Managers at CGTC and have been with the firm for 18, 19, 3, 15, 12, 43 and 24 years, respectively. Prior to joining CGTC, Mr. Kwak was employed by Zurich Scudder Investments for 17 years.

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Fisher Investments, Inc.: Fisher Investments, Inc. (Fisher), located at 13100 Skyline Blvd., Woodside, California 94062, serves as a Sub-Adviser to the World Equity Ex-US Fund. A team of investment professionals manages the portion of the World Equity Ex-US Fund's assets allocated to Fisher. This committee includes Kenneth L. Fisher, Jeffery L. Silk, and Andrew S. Teufel. Mr. Fisher, Chief Executive Officer and Chief Investments Officer, has been with the firm for 26 years and plays the primary role in the process of macroeconomic, political and sentiment analysis. Mr. Silk, Vice Chairman, has been with the firm for 21 years. Mr. Teufel, Co-President and Director of Research, has been with the firm for 9 years. Messrs. Silk and Teufel are primarily responsible for the selection of securities within the firm's strategies.

Fuller & Thaler Asset Management, Inc.: Fuller & Thaler Asset Management, Inc. (Fuller & Thaler), located at 411 Borel Avenue, Suite 402, San Mateo, California 94402, serves as a Sub-Adviser to the World Equity Ex-US Fund. Joseph S. Leung, CFA, Senior Vice President & Head of International Strategies, manages the portion of the World Equity Ex-US Fund's assets allocated to Fuller & Thaler, and is responsible for the planning, development and management of the firm's international and global strategies. Prior to joining the firm in 2002, Mr. Leung worked for AXA Rosenberg Investment Management Inc., in the U.S. and U.K. offices. Most recently, Mr. Leung served as an Executive Director on the AXA Rosenberg London Board and was Chief Investment Officer at AXA Rosenberg in London.

McKinley Capital Management Inc.: McKinley Capital Management Inc. (McKinley Capital), located at 3301 C Street, Suite 500, Anchorage, Alaska 99503, serves as a Sub-Adviser to the World Equity Ex-US Fund. A team of investment professionals manages the portion of the World Equity Ex-US Fund's assets allocated to McKinley Capital. The team consists of Robert B. Gillam, Greg Samorajski, Frederic Parke, Sheldon Lien, Brandon Rinner and Paul Hanson, who are all responsible for all aspects of the day-to-day decisions regarding investments. Mr. Robert B. Gillam, President & Chief Investment Officer, has been with the firm since its inception in 1990, and has over 32 years of investment experience. Mr. Gillam, Director of Global Equities, has been with the firm since 1993. He has over 11 years of investment experience. Mr. Samorajski, Portfolio Manager, has been with the firm since 1997 and has over 20 years of investment experience. Mr. Parke, Portfolio Manager, has been with the firm since 1997 and has over 20 years of investment experience. Mr. Lien, Portfolio Manager, has been with the firm since 1996 and has over 9 years of investment experience. Mr. Rinner, Portfolio Manager, has been with the firm since 1998 and has over 8 years of investment experience. Mr. Hanson, Portfolio Manager, has been with the firm since 2000 and has over 6 years of investment experience.

Quantitative Management Associates LLC: Quantitative Management Associates LLC (QMA), located at Gateway Center 2, McCarter Highway and Market Street, Newark, New Jersey 07102, serves as a Sub-Adviser to the World Equity Ex-US Fund. James H. Scott, PhD, President, and Margaret S. Stumpp, PhD, Chief Investment Officer, manage the portion of the World Equity Ex-US Fund's assets allocated to QMA. Mr. Scott and Ms. Stumpp have been with QMA since the firm's formation in 2003. Prior to that, Mr. Scott and Ms. Stumpp were each employed by Prudential Investment Management, Inc. (PIM) for 15 years, most recently as Senior Managing Directors. QMA is a subsidiary of PIM.

Rexiter Capital Management Limited: Rexiter Capital Management Limited (Rexiter), located at 21 St. James's Square, London SW1Y 4SS United Kingdom, serves as a Sub-Adviser to the World Equity Ex-US Fund. Murray Davey and Nick Payne manage the portion of the World Equity Ex-US Fund's assets allocated to Rexiter. Mr. Davey is a senior European, Middle Eastern and African fund manager and a director of Rexiter. Mr. Payne is a senior Latin American fund manager and a director of Rexiter. Mr. Davey has been with Rexiter since its inception in 1997. Mr. Payne joined Rexiter in September 1999.

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CORE FIXED INCOME FUND:

BlackRock Advisors, Inc.: BlackRock Advisors, Inc. (BlackRock), located at 100 Belleview Parkway, Wilmington, Delaware, 19809, serves as a Sub-Adviser to the Core Fixed Income Fund. A team of investment professionals at BlackRock, led by Chief Investment Officer, Keith Anderson, manages the portion of the Core Fixed Income Fund's assets allocated to BlackRock. Mr. Anderson has been a Managing Director at BlackRock since 1988. Mr. Anderson is responsible for global fixed income strategy, asset allocation and the overall management of client portfolios. In this capacity, he coordinates BlackRock's team of portfolio managers and credit analysts who specialize in the government, agency, corporate and mortgage sectors and sub-sectors, worldwide. He is the Chief Investment Officer for Fixed Income, a member of BlackRock's Management Committee and Chairman of the Investment Strategy Group.

ING Investment Mangement Co.: ING Investment Management Co. (ING IM), which is comprised of businesses formerly conducted by ING Ghent Asset Management LLC, located at 230 Park Avenue, 13th Floor, New York, New York 10169, serves as a Sub-Adviser to the Core Fixed Income Fund. A team of investment professionals manages the portion of the Core Fixed Income Fund's assets allocated to ING IM. The team consists of James B. Kauffmann, Head of Fixed Income, who has been with ING IM since 1996 and is responsible for the day-to-day management of the portion of the Core Fixed Income Fund's assets allocated to ING IM. Kathryn Wojciechowski, Senior Portfolio Manager, who has been with the firm since 1996, Chris Diaz, CFA, Senior Portfolio Manager, who has been with ING IM since 2000, and Davis Vuchinich, CFA, Senior Portfolio Manager, joined ING IM in 2002. Prior to joining ING IM he was employed at Reams Asset Management Company and the Public Employee Retirement System of Ohio. Michael A. Mata, Head of Quantitative Risk Management, has been with the firm since 2004. Prior to joining the firm he was employed at Putnam Investments.

Metropolitan West Asset Management LLC: Metropolitan West Asset Management LLC (MWAM), located at 11766 Wilshire Boulevard, Suite 1580, Los Angeles, California 90025, serves as a Sub-Adviser to the Core Fixed Income Fund. The team consists of Tad Rivelle, Generalist Portfolio Manager and Chief Investment Officer, who is responsible for developing the firm's long-term economic outlook that guides strategies, Laird Landmann, Generalist Portfolio Manager, whose role is to co-manage security selection and the trade execution process, Mark Unferth, Specialist Portfolio Manager, who manages and oversees the security selection and trade execution process of non-investment grade positions, Stephen Kane, CFA, Generalist Portfolio Manager and Managing Director, who is also responsible for co-managing security selection and the trade execution process, and David Lippman, Generalist Portfolio Manager, who is the person at MWAM primarily responsible for managing the Core Fixed Income Fund's portfolio positions in high grade corporate securities. Each member of the portfolio management team has over 12 years of investment experience. Mark Unferth has been a portfolio manager with MWAM since April 2002. Before joining MWAM as Director of High Yield, Mr. Unferth was a Managing Director and oversaw Credit Suisse First Boston's High Yield and Distressed Debt research from November 2000 to March 2002.

Wells Capital Management, Inc.: Wells Capital Management, Inc. (Wells Capital), located at 525 Market Street, 10th Floor, San Francisco, California 94105, serves as a Sub-Adviser to the Core Fixed Income Fund. Wells Fargo & Company owns Wells Fargo Bank N.A., the parent company of Wells Capital. A team of investment professionals led by Senior Managing Director Bill Stevens and Senior Portfolio Manager Marie Chandoha, manages the portion of the Core Fixed Income Fund's assets allocated to Wells Capital. Mr. Stevens founded the fixed income team in 1992 at Montgomery Asset Management,

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which was acquired by Wells Fargo & Company in 2003, and began his investment career in 1984. Ms. Chandoha joined the fixed income team in 1999, and began her investment career in 1983. Prior to that, Ms. Chandoha was Chief Bond Strategist at Goldman Sachs from 1996 to 1999. Mr. Stevens and Ms. Chandoha are co-heads of the Montgomery Fixed Income investment strategies.

Western Asset Management Company: Western Asset Management Company (Western Asset), located at 385 East Colorado Boulevard, Pasadena, California 91101, serves as a Sub-Adviser to the Core Fixed Income Fund. A team of investment professionals led by Chief Investment Officer S. Kenneth Leech, Deputy Chief Investment Officer Stephen A. Walsh and Portfolio Manager Edward A. Moody, manages the portion of the Core Fixed Income Fund's assets allocated to Western Asset. Messrs. Leech and Walsh are responsible for the day-to-day strategic oversight of the investments and for supervising the day-to-day operations of the various sector specialist teams dedicated to the specific asset classes. Mr. Moody is responsible for portfolio structure, including sector allocation, duration weighting and term structure decisions. Messrs. Leech, Walsh and Moody have each served as portfolio managers for Western Asset for over 10 years.

Western Asset Management Company Limited: Western Asset Management Company Limited (Western), located at 155 Bishopsgate, London, EC2M 3XG, serves as a Sub-Adviser to the Core Fixed Income Fund. Detlev Schlichter, Portfolio Manager, who is responsible for the day-to-day management, has been employed by Western since December 2001. Prior to that he was the Director of the European Bond Team at Merrill Lynch Investment Managers from 1998 to 2001.

HIGH YIELD BOND FUND:

ING Investment Management Co.: ING Investment Management Co. (ING IM), which is comprised of businesses formerly conducted by ING Ghent Asset Management LLC, located at 230 Park Avenue, 13th Floor, New York, New York 10169, serves as a Sub-Adviser to the High Yield Bond Fund. Four senior members of the investment management team, Paul H. Ross, Kenneth J. Monaghan, J. Paul Gillin and Gheert Dhont, manage the portion of the High Yield Bond Fund's assets allocated to ING IM. Messrs. Ross and Monaghan are Co-Founding Managing Directors and Portfolio Managers. Messrs. Gillin and Dhont are Managing Directors and Portfolio Managers. Each senior member has been with ING IM since May 2000.

J.P. Morgan Investment Management, Inc.: J.P. Morgan Investment Management, Inc. (JPMIM), a wholly owned subsidiary of JPMorgan Chase & Co., serves as a Sub-Adviser to the High Yield Bond Fund. Robert Cook, Vice President and Lead Portfolio Manager and Thomos Hauser, Vice President, manage the portion of the High Yield Bond Fund's Assets allocated to JPMIM. Prior to joining JPMIM in 2004 Messrs. Cook and Hauser were employed as analysts at 40/86 Advisors.

Metropolitan West Asset Management LLC: Metropolitan West Asset Management LLC (MWAM), located at 11766 Wilshire Boulevard, Suite 1580, Los Angeles, California 90025, serves as a Sub-Adviser to the High Yield Bond Fund. A team of investment professionals manages the portion of the High Yield Bond Fund's assets allocated to MWAM. The team consists of Tad Rivelle, Generalist Portfolio Manager and Chief Investment Officer, who is responsible for developing the firm's long-term economic outlook that guides strategies, Laird Landmann, Generalist Portfolio Manager, whose role is to co-manage security selection and the trade execution process, Mark Unferth, Specialist Portfolio Manager, who manages and oversees the security selection and trade execution process of non-investment grade positions, Stephen Kane, CFA, Generalist Portfolio Manager and Managing Director, who is also responsible for co-managing security selection and the trade execution process, and David Lippman, Generalist Portfolio Manager, who is the person at MWAM primarily responsible for managing the High

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Yield Bond Fund's portfolio positions in high grade corporate securites. Each member of the portfolio management team has over 12 years of investment experience. Mark Unferth has been a portfolio manager with MWAM since April 2002. Before joining MWAM as Director of High Yield, Mr. Unferth was a Managing Director and oversaw Credit Suisse First Boston's High Yield and Distressed Debt research from November 2000 to March 2002.

Nomura Corporate Research and Asset Management Inc.: Nomura Corporate Research and Asset Management Inc. (NCRAM), located at 2 World Financial Center, Building B, 17th Floor, New York, New York 10281, serves as a Sub-Adviser to the High Yield Bond Fund. Robert Levine, Stephen S. Kosten and Amy Yu manage to portion of the High Yield Bond Fund's assets allocated to NCRAM. Mr. Levine has been President, Chief Executive Officer and Chief Investment Officer of NCRAM since the firm's inception in 1991. Mr. Kosten, who is responsible for the day-to-day management in the selection of investments, is a Managing Director and Portfolio Manager. Mr. Kotsen joined NCRAM in 1999. Amy Yu, CFA, who is responsible for assisting the Portfolio Manager in the selection of investments, has been Assistant Vice President and Assistant Portfolio Manager since 2004; she joined NCRAM in 1999 as a credit analyst.

LONG DURATION FUND:

Metropolitan West Asset Management LLC: Metropolitan West Asset Management LLC (MWAM), located at 11766 Wilshire Boulevard, Suite 1580, Los Angeles, California 90025, serves as a Sub-Adviser to the Long Duration Fund. A team of investment professionals manages the portion of the Long Duration Fund's assets allocated to MWAM. The team consists of Tad Rivelle, Generalist Portfolio Manager and Chief Investment Officer, who is responsible for developing the firm's long-term economic outlook that guides strategies, Laird Landmann, Generalist Portfolio Manager, whose role is to co-manage security selection and the trade execution process, Mark Unferth, Specialist Portfolio Manager, who manages and oversees the security selection and trade execution process of non-investment grade positions, Stephen Kane, CFA, Generalist Portfolio Manager and Managing Director, who is also responsible for co-managing security selection and the trade execution process, and David Lippman, Generalist Portfolio Manager, who is the person at MWAM primarily responsible for managing the Long Duration Fund's portfolio positions in high grade corporate securities. Each member of the portfolio management team has over 12 years of investment experience. Mark Unferth has been a portfolio manager with MWAM since April 2002. Before joining MWAM as Director of High Yield, Mr. Unferth was a Managing Director and oversaw Credit Suisse First Boston's High Yield and Distressed Debt research from November 2000 to March 2002.

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EXTENDED DURATION FUND:

Metropolitan West Asset Management LLC: Metropolitan West Asset Management LLC (MWAM), located at 11766 Wilshire Boulevard, Suite 1580, Los Angeles, California 90025, serves as a Sub-Adviser to the Extended Duration Fund. The team consists of Laird Landmann, Generalist Portfolio Manager, whose role is to co-manage security selection and the trade execution process, and Stephen Kane, CFA, Generalist Portfolio Manager and Managing Director, who is also responsible for co-managing security selection and the trade execution process. Messrs. Landmann and Kane each have 17 years of investment experience and have been with MWAM since founding it in 1996.

INTERNATIONAL FIXED INCOME FUND:

Bridgewater Associates, Inc.: Bridgewater Associates, Inc. (Bridgewater), located at 1 Glendinning Place, Westport, Connecticut 06880, serves as a Sub-Adviser to the International Fixed Income Fund. A team of investment professionals consisting of Raymond T. Dalio, Robert P. Prince and Greg S. Jensen, manages the portion of the International Fixed Income Fund's assets allocated to Bridgewater. Mr. Dalio is President and Chief Investment Officer of Bridgewater and has 32 years of investment experience. He is responsible for the fundamental investment process. Mr. Prince is Co-Chief Investment Officer of Bridgewater and has 24 years of investment experience. He is responsible for research and development of proprietary investment management models and the implementation of investment strategies. Mr. Jensen is Co-Chief Investment Officer of Bridgewater and has 9 years of investment experience. He is responsible for designing investment strategies and Bridgewater's trading. Messrs. Dalio, Prince and Jensen have been with Bridgewater for 30, 19 and 9 years, respectively.

Fischer Francis Trees & Watts, Inc. and its affiliates: Fischer Francis Trees & Watts, Inc., a New York corporation located at 200 Park Avenue, 46th Floor, New York, New York 10166, and three of its affiliates, Fischer Francis Trees & Watts, a corporate partnership organized under the laws of the United Kingdom, Fischer Francis Trees & Watts (Singapore) Pte Ltd, a Singapore corporation, and Fischer Francis Trees & Watts Kabushiki Kaisha, a Japanese corporation (collectively referred to as FFTW) serve as Sub-Adviser to the International Fixed Income Fund. FFTW's Investment Strategy Group is responsible for determining the investment strategy for the portion of the assets of the International Fixed Income Fund allocated to FFTW. Kevin Corrigan, Portfolio Manager and Managing Director of FFTW, serves as portfolio manager to the portion of the International Fixed Income Fund's assets allocated to FFTW. Mr. Corrigan, who joined FFTW in 1995, heads the European Corporate Credit Team and is the product manager for European Domestic portfolios. Mr. Corrigan is a member of the Investment Strategy Group and manages FFTW's European corporate bond and derivative exposures.

GLOBAL EQUITY FUND:

As of September 30, 2005, no Sub-Adviser(s) had been approved for this Fund.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed and ownership of securities in the Funds.

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PURCHASING AND SELLING FUND SHARES

This section tells you how to purchase and sell (sometimes called "redeem") Class A Shares of the Funds.

The Funds offer Class A Shares only to Eligible Investors that have signed an Investment Management Agreement with SIMC. Under each Agreement, SIMC will consult with the Eligible Investor to define its investment objectives, desired returns and tolerance for risk, and to develop a plan for the allocation of its assets. Each Agreement sets forth the fee to be paid to SIMC, which is ordinarily expressed as a percentage of the Eligible Investor's assets managed by SIMC. This fee, which is negotiated by the Eligible Investor and SIMC, may include a performance-based fee or a fixed-dollar fee for certain specified services.

For information on how to open an account and set up procedures for placing transactions, call 1-800-DIAL-SEI.

How to Purchase Fund Shares

You may purchase shares on any day that the New York Stock Exchange (NYSE) is open for business (a Business Day).

Eligible Investors (as defined above) may purchase Class A Shares by placing orders with the Funds' Transfer Agent (or its authorized agent). Institutions and intermediaries that use certain SEI proprietary systems may place orders electronically through those systems. Generally, cash investments must be transmitted or delivered in federal funds to the Funds' wire agent by the close of business on the day after the order is placed. However, in certain circumstances the Funds at their discretion may allow purchases to settle (i.e., receive final payment) at a later date in accordance with the Funds' procedures and applicable law. The Funds reserve the right to refuse any purchase requests, particularly those that the Funds reasonably believe may not be in the best interests of the Funds or their shareholders and could adversely affect the Funds or their operations. This includes those from any individual or group who, in the Funds' view, is likely to engage in excessive trading (usually defined as four or more "round trips" in a Fund in any twelve-month period). For more information regarding the Funds' policy and procedures related to excessive trading, please see "Frequent Purchases and Redemptions of Fund Shares" below.

When you purchase or sell Fund shares through certain financial institutions (rather than directly from the Funds), you may have to transmit your purchase and sale requests to these financial institutions at an earlier time for your transaction to become effective that day. This allows these financial institutions time to process your requests and transmit them to the Funds.

Certain other intermediaries, including certain broker-dealers and shareholder organizations, are authorized to accept purchase and redemption requests for Fund shares. These requests are executed at the net asset value per share (NAV) next determined after the intermediary receives the request if transmitted to the Funds in accordance with the Funds' procedures and applicable law. These authorized intermediaries are responsible for transmitting requests and delivering funds on a timely basis.

If you deal directly with a financial institution or financial intermediary, you will have to follow the institution's or intermediary's procedures for transacting with the Funds. For more information about how to purchase or sell Fund shares through these financial institutions, you should contact these financial institutions directly. Investors may be charged a fee for purchase and/or redemption transactions effectuated through certain broker-dealers or other financial intermediaries.

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Each Fund calculates its NAV once each Business Day as of the close of normal trading on the NYSE (normally, 4:00 p.m. Eastern time). So, for you to receive the current Business Day's NAV, generally the Funds (or an authorized agent) must receive your purchase order in proper form before 4:00 p.m. Eastern time. A Fund will not accept orders that request a particular day or price for the transaction or any other special conditions.

PRICING OF FUND SHARES

NAV for one Fund share is the value of that share's portion of the net assets of the Fund. In calculating NAV, a Fund generally values its investment portfolio at market price.

When valuing portfolio securities, the Funds value securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (other than securities traded on NASDAQ) at the last quoted sale price on the primary exchange or market (foreign or domestic) on which the securities are traded, or, if there is no such reported sale, at the most recent quoted bid price. The Funds value securities traded on NASDAQ at the NASDAQ Official Closing Price. If such prices are not readily available or are determined to be unreliable, the Funds will value the security using a bid price from at least one independent broker obtained by an independent, third-party pricing agent or using the Funds' Fair Value Procedures, as described below. The prices of foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. Prices for most securities held by the Funds are provided daily by recognized independent pricing agents. If a security's price cannot be obtained from an independent pricing agent, the Funds will value the securities using a bid price from at least one independent broker obtained by an independent, third-party pricing agent or using the Funds' Fair Value Procedures, as described below.

Securities held by a Fund with remaining maturities of 60 days or less will be valued by the amortized cost method, which involves valuing a security at its cost on the date of purchase and thereafter (absent unusual circumstances) assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuations in general market rates of interest on the value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by this method, is higher or lower than the price a Fund would receive if it sold the instrument, and the value of securities in the Fund can be expected to vary inversely with changes in prevailing interest rates.

Prices for most securities held by a Fund are provided daily by third-party independent pricing agents. SIMC or a Fund's Sub-Adviser, as applicable, reasonably believes that prices provided by independent pricing agents are reliable. However, there can be no assurance that a pricing service's prices will be reliable. SIMC or a Fund's Sub-Adviser, as applicable, will continuously monitor the reliability of prices obtained from any pricing service and shall promptly notify the Administrator if it believes that a particular pricing service is no longer a reliable source of prices. The Administrator, in turn, will notify the Fair Value Pricing Committee if it receives such notification from SIMC or a Fund's Sub-Adviser, as applicable, or if the Administrator reasonably believes that a particular pricing service is no longer a reliable source for prices. The pricing services rely on a variety of information in making their determinations, particularly on prices of actual market transactions as well as on trader quotations. However, the services may also use a matrix system to determine valuations, which system considers such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. The procedures used by the pricing services and their

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valuation methodologies are reviewed by the officers of the Trust and the Administrator under the general supervision of the Board of Trustees.

Securities for which market prices are not "readily available" or may be unreliable are valued in accordance with Fair Value Procedures established by the Funds' Board of Trustees. The Funds' Fair Value Procedures are implemented through a Fair Value Committee ("the Committee") designated by the Funds' Board of Trustees. The Fair Value Committee is currently composed of two members of the Board of Trustees, as well as representatives from the Funds' Adviser and its affiliates.

Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security's trading has been halted or suspended, the security has been de-listed from a national exchange, the security's primary trading market is temporarily closed at a time when under normal conditions it would be open, or the security's primary pricing source is not able or willing to provide a price. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee. Examples of factors the Committee may consider are: the facts giving rise to the need to fair value, the last trade price, the performance of the market or the issuer's industry, the liquidity of the security, the size of the holding in a Fund, or any other appropriate information.

A Fund's determination of a security's fair value price often involves the consideration of a number of subjective factors, and is therefore subject to the unavoidable risk that the value that the Fund assigns to a security may be higher or lower than the security's value would be if a reliable market quotation for the security was readily available.

The International Equity, World Equity Ex-US, Global Equity, and Emerging Markets Equity Funds use a third-party fair valuation vendor. The vendor provides a fair value for foreign securities held by the International Equity, Emerging Markets Equity, World Equity Ex-US, and Global Equity Funds based on certain factors and methodologies (involving, generally, tracking valuation correlations between the U.S. market and each non-U.S. security). Values from the fair value vendor are applied in the event that there is a movement in the U.S. market that exceeds a specific threshold that has been established by the Committee. The Committee has also established a "confidence interval" which is used to determine the level of historical correlation between the value of a specific foreign security and movements in the U.S. market before a particular security will be fair valued when the threshold is exceeded. In the event that the threshold established by the Committee is exceeded on a specific day, the International Equity, Emerging Markets Equity, World Equity Ex-US, and Global Equity Funds shall value the non-U.S. securities in their portfolios that exceed the applicable "confidence interval" based upon the adjusted prices provided by the fair valuation vendor.

For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security's last trade and the time at which a Fund calculates its net asset value. The closing prices of such securities may no longer reflect their market value at the time a Fund calculates net asset value if an event that could materially affect the value of those securities (a Significant Event) has occurred between the time of the security's last close and the time that the Fund calculates net asset value. A Significant Event may relate to a single issuer or to an entire market sector. If the Adviser or a Sub-Adviser of a Fund becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which the Fund calculates net asset value, it may request that a Fair Value Committee meeting be called. In addition, the Funds' administrator

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monitors price movements among certain selected indices, securities and/or baskets of securities that may be an indicator that the closing prices received earlier from foreign exchanges or markets may not reflect market value at the time a Fund calculates net asset value. If price movements in a monitored index or security exceed levels established by the administrator, the administrator notifies the Adviser or a Sub-Adviser for any Fund holding the relevant securities that such limits have been exceeded. In such event, the Adviser or a Sub-Adviser makes the determination whether a Fair Value Committee meeting should be called based on the information provided.

MINIMUM PURCHASES

To purchase shares for the first time, Eligible Investors must invest at least $100,000 in any Fund. A Fund may accept investments of smaller amounts at its discretion.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

"Market timing" refers to a pattern of frequent purchases and sales of a Fund's shares, often with the intent of earning arbitrage profits. Market timing can harm other shareholders in various ways, including by diluting the value of the shareholders' holdings, increasing Fund transaction costs, disrupting portfolio management strategy, causing a Fund to incur unwanted taxable gains, and forcing a Fund to hold excess levels of cash.

The Funds are intended to be long-term investment vehicles and are not designed for investors that engage in short-term trading activity (i.e., a purchase of Fund shares followed shortly thereafter by a redemption of such shares, or vice versa, in an effort to take advantage of short-term market movements). This policy does not apply with respect to money market funds. The Funds' transfer agent will monitor trades in an effort to detect short-term trading activities. If, as a result of this monitoring, a Fund determines, in its sole discretion, that a shareholder has engaged in excessive short-term trading, it will refuse to process future purchases or exchanges into the Fund from that shareholder's account.

A shareholder will be considered to be engaging in excessive short-term trading in a Fund in the following circumstances:

i.  if the shareholder conducts four or more "round trips" in a Fund (other than a money market fund) in any twelve-month period. A round trip involves the purchase of shares of a Fund and subsequent redemption of all or most of those shares. An exchange into and back out of a Fund in this manner is also considered a round trip.

ii.  if a Fund determines, in its sole discretion, that a shareholder's trading activity constitutes excessive short-term trading, regardless of whether such shareholder exceeds the foregoing round trip threshold.

The Funds in their sole discretion also reserve the right to reject any purchase request (including exchange requests) for any reason without notice.

Judgments with respect to implementation of the Funds' policy are made uniformly and in good faith in a manner that the Funds believe is consistent with the best long-term interests of shareholders. When applying the Funds' policy, the Funds may consider (to the extent reasonably available) an investor's trading history in all SEI funds, as well as trading in accounts under common ownership, influence or control, and any other information available to the Funds.

SEI INVESTMENTS / PROSPECTUS

The Funds' monitoring techniques are intended as a reasonable approach to identify and deter short-term trading in the Funds. However, despite the existence of these monitoring techniques, it is possible that short-term trading may occur in the Funds without being identified. For example, certain investors seeking to engage in short-term trading may be adept at taking steps to hide their identity or activity from the Funds' monitoring techniques. Operational or technical limitations may also limit the Funds' ability to identify short-term trading activity.

While it is the Funds' intention that intermediaries trading in Fund shares will assist the Funds in enforcing the Funds' policies, certain intermediaries may be unable or unwilling to effectively enforce the Funds' trading or exchange restrictions. The Funds will monitor trading activity coming from such intermediaries and take reasonable steps to seek cooperation from any intermediary through which the Funds believe short-term trading activity is taking place.

Certain of the SEI funds are sold to participant-directed employee benefit plans. The Funds' ability to monitor or restrict trading activity by individual participants in a plan may be constrained by regulatory restrictions or plan policies. In such circumstances, the Funds will take such action, which may include taking no action, as deemed appropriate in light of all the facts and circumstances.

The Funds may amend the policies and procedures in response to changing regulatory requirements or to enhance the effectiveness of the program.

FOREIGN INVESTORS

The Funds do not generally accept investments by non-U.S. persons. Non-U.S. persons may be permitted to invest in a Fund subject to the satisfaction of enhanced due diligence.

CUSTOMER IDENTIFICATION AND VERIFICATION AND ANTI-MONEY LAUNDERING PROGRAM

Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. Accounts for the Funds are generally opened through other financial institutions or financial intermediaries. When you open your account through your financial institution or financial intermediary, you will have to provide your name, address, date of birth, identification number and other information that will allow the financial institution or financial intermediary to identify you. This information is subject to verification by the financial institution or financial intermediary to ensure the identity of all persons opening an account.

Your financial institution or financial intermediary is required by law to reject your new account application if the required identifying information is not provided. Your financial institution or intermediary may contact you in an attempt to collect any missing information required on the application, and your application may be rejected if they are unable to obtain this information. In certain instances, your financial institution or financial intermediary is required to collect documents, which will be used solely to establish and verify your identity.

The Funds will accept investments and your order will be processed at the NAV next determined after receipt of your application in proper form (or upon receipt of all identifying information required on the application). The Funds, however, reserve the right to close and/or liquidate your account at the then-current day's price if the financial institution or financial intermediary through which you open your account is unable to verify your identity. As a result, you may be subject to a gain or loss on Fund shares and will be subject to corresponding tax consequences.

SEI INVESTMENTS / PROSPECTUS

Customer identification and verification is part of the Funds' overall obligation to deter money laundering under Federal law. The Funds have adopted an Anti-Money Laundering Compliance Program designed to prevent the Funds from being used for money laundering or the financing of terrorist activities. In this regard, the Funds reserve the right to (i) refuse, cancel or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account services or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of a Fund or in cases when a Fund is requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if a Fund is required to withhold such proceeds.

How to Sell Your Fund Shares

If you hold Fund shares, you may sell your shares on any Business Day by following the procedures established when you opened your account or accounts. If you have questions, call 1-800-DIAL-SEI. If you own your shares through an account with a broker or other institution, contact that broker or institution to sell your shares. Your financial institution or intermediary may charge a fee for its services. The sale price of each share will be the next NAV determined after the Funds receive your request or after the Funds' authorized intermediary receives your request if transmitted to the Funds in accordance with the Funds' procedures and applicable law.

RECEIVING YOUR MONEY

Normally, the Funds will make payment on your sale on the Business Day following the day on which they receive your request, but it may take up to seven days. You may arrange for your proceeds to be wired to your bank account.

REDEMPTIONS IN KIND

The Funds generally pay sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise (and for the protection of the Funds' remaining shareholders) the Funds might pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in kind). Although it is highly unlikely that your shares would ever be redeemed in kind, you would probably have to pay brokerage costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption.

SUSPENSION OF YOUR RIGHT TO SELL YOUR SHARES

A Fund may suspend your right to sell your shares if the NYSE restricts trading, the Securities and Exchange Commission declares an emergency or for other reasons. More information about this is in the SAI.

TELEPHONE TRANSACTIONS

Purchasing and selling Fund shares over the telephone is extremely convenient, but not without risk. The Funds have certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions. If the Funds follow these procedures, the Funds will not be responsible for any losses or costs incurred by following telephone instructions that the Funds reasonably believe to be genuine.

SEI INVESTMENTS / PROSPECTUS

Distribution of Fund Shares

SEI Investments Distribution Co. (SIDCo.) is the distributor of the shares of the Funds. SIDCo. receives no compensation for distributing the Funds' shares.

DISCLOSURE OF PORTFOLIO HOLDINGS INFORMATION

Portfolio holdings information for a Fund can be obtained on the Internet at the following address: http://www.seic.com/holdings_home.asp (the Portfolio Holdings Website). Ten calendar days after each month end, a list of the top ten portfolio holdings in each Fund as of the end of such month shall be made available on the Portfolio Holdings Website. Thirty calendar days after the end of each month, a list of all portfolio holdings in each Fund as of the end of such month shall be made available on the Portfolio Holdings Website. Beginning on the day after any portfolio holdings information is posted on the Portfolio Holdings Website, such information will be delivered directly to any person that requests it, through electronic or other means. The portfolio holdings information placed on the Portfolio Holdings Website shall remain there until the first business day of the fifth month after the date to which the data relates, at which time it will be permanently removed from the site.

Additional information regarding the Funds' policy and procedures on the disclosure of portfolio holdings information is available in the SAI.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividends and Distributions

The Funds distribute their investment income periodically as a dividend to shareholders. It is the policy of the International Fixed Income, Emerging Markets Equity, International Equity, World Equity Ex-US and Global Equity Funds to pay dividends periodically (at least once annually), the Core Fixed Income, High Yield Bond, Long Duration and Extended Duration Funds to pay dividends monthly, and the Small Cap, Small/Mid Cap Equity, Large Cap, Large Cap Disciplined Equity, Large Cap Index, Large Cap Value Index and Large Cap Growth Index Funds to pay dividends quarterly. The Funds make distributions of capital gains, if any, at least annually.

You will receive dividends and distributions in cash unless otherwise stated.

Taxes

Please consult your tax advisor regarding your specific questions about federal, state and local income taxes. Below the Funds have summarized some important tax issues that affect the Funds and their shareholders. This summary is based on current tax laws, which may change.

At least annually, each Fund will distribute substantially all of its net investment income and net realized capital gains, if any. If you are a taxable investor, the dividends and distributions you receive may be subject to federal, state and local taxation, depending upon your tax situation. If so, they are taxable whether or not you reinvest them. Income distributions are generally taxable at ordinary income tax rates except to the extent they are designated as qualified dividend income. Dividends that are qualified dividend income are eligible for the reduced maximum rate to individuals of 15% (5% for individuals in lower tax brackets) to the extent that a Fund receives qualified dividend income. Qualified dividend income may include dividend income from certain foreign corporations (e.g., foreign corporations incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States, or the stock of which is readily tradable on an

SEI INVESTMENTS / PROSPECTUS

established securities market in the United States). Capital gains distributions are generally taxable at the rates applicable to long-term capital gains regardless of how long you have held your Fund shares. Long-term capital gains are currently taxable at the maximum rate of 15%. Absent further legislation, the maximum 15% rate on qualified dividend income and long-term capital gains will cease to apply to taxable years beginning after December 31, 2008.

Each sale of Fund shares may be a taxable event. For tax purposes, an exchange of your Fund shares for shares of a different Fund is the same as a sale. Currently, any capital gain or loss realized upon a sale or exchange of Fund shares is generally treated as long-term gain or loss if the shares have been held for more than one year. Capital gain or loss realized upon a sale or exchange of Fund shares held for one year or less is generally treated as short-term gain or loss, except that any capital loss on the sale of the Fund shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such Fund shares.

If you have a tax-advantaged retirement account, you will generally not be subject to federal taxation on income and capital gain distributions until you begin receiving your distributions from your retirement account. You should consult your tax advisor regarding the rules governing your own retirement plan.

The International Equity, Emerging Markets Equity, World Equity Ex-US, International Fixed Income and Global Equity Funds may elect to pass through to you your pro rata share of foreign income taxes paid by each Fund. The Funds will notify you if they make such election.

More information about taxes is in the Funds' SAI.

SEI INVESTMENTS / PROSPECTUS

FINANCIAL HIGHLIGHTS

The tables that follow present performance information about the shares of the Large Cap, Large Cap Disciplined Equity, Small/Mid Cap Equity, Small Cap, International Equity, Core Fixed Income, Long Duration, Extended Duration, Large Cap Index and World Equity Ex-US Funds. This information is intended to help you understand each Fund's financial performance for the past five years, or, if shorter, the period of the Fund's operations. Some of this information reflects financial information for a single Fund share. The total returns in the tables represent the rate that you would have earned (or lost) on an investment in a Fund, assuming you reinvested all of your dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm. Their report, along with each Fund's financial statements, appears in the Funds' annual report that accompanies the SAI. You can obtain the Funds' annual report, which contains more performance information, at no charge by calling 1-800-DIAL-SEI.

As of September 30, 2005, the Emerging Markets Equity, High Yield Bond, International Fixed Income and Global Equity Funds had not commenced operations.

FOR THE PERIODS ENDED MAY 31,
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

		Net Asset Value, Beginning of Period	Net Investment Income		Net Realized and Unrealized Gains (Losses) on Securities		Total from Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Total Dividends and Distributions
Large Cap Fund
CLASS A
2005		$14.47	$0.25	(5)	$1.05	(5)	$1.30	$(0.24)	$-	$(0.24)
2004		12.41	0.18	(5)	2.09	(5)	2.27	(0.21)	-	(0.21)
2003		13.82	0.16	(5)	(1.41	)(5)	(1.25)	(0.16)	-	(0.16)
2002		16.31	0.15		(2.48)		(2.33)	(0.16)	-	(0.16)
2001		19.48	0.17		(2.35)		(2.18)	(0.17)	(0.82)	(0.99)
Large Cap Disciplined Equity Fund
CLASS A
2005		$111.81	$1.96	(5)	$9.40	(5)	$11.36	$(1.79)	$(0.90)	$(2.69)
2004	(1)††	100.00	0.66	(5)	12.51	(5)	13.17	(0.54)	(0.82)	(1.36)
Large Cap Index Fund
CLASS A
2005		$99.12	$1.93	(5)	$7.20	(5)	$9.13	$(1.82)	$(0.19)	$(2.01)
2004	††	84.90	1.50	(5)	14.28	(5)	15.78	(1.37)	(0.19)	(1.56)
2003	††	93.40	1.10		(8.50	)(6)	(7.40)	(1.10)	-	(1.10)
2002	(2)††	100.00	0.20		(6.80)		(6.60)	-	-	-

		Net Asset Value, End of Period	Total Return†	Net Assets End of Period ($ Thousands)	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Ratio of Expenses to Average Net Assets (Excluding Waivers)	Portfolio Turnover Rate†
Large Cap Fund
CLASS A
2005		$15.53	9.02%	$1,751,751	0.26%	1.67%	0.47%	43%
2004		14.47	18.37	1,787,850	0.26	1.34	0.48	109
2003		12.41	(8.98)	3,008,463	0.26	1.39	0.47	51
2002		13.82	(14.36)	2,938,135	0.26	1.03	0.47	65
2001		16.31	(11.54)	3,451,673	0.26	0.98	0.48	107
Large Cap Disciplined Equity Fund
CLASS A
2005		$120.48	10.26%	$3,531,361	0.31%	1.69%	0.47%	71%
2004	(1)††	111.81	13.23	2,285,041	0.33	1.33	0.47	67
Large Cap Index Fund
CLASS A
2005		$106.24	9.29%	$320,703	0.13%	1.89%	0.24%	8%
2004	††	99.12	18.71	284,711	0.16	1.58	0.24	6
2003	††	84.90	(7.79)	142,612	0.20	1.67	0.25	12
2002	(2)††	93.40	(6.60)	39,763	0.20	1.30	0.39	1

SEI INVESTMENTS / PROSPECTUS

		Net Asset Value, Beginning of Period	Net Investment Income		Net Realized and Unrealized Gains (Losses) on Securities		Total from Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Total Dividends and Distributions
Small Cap Fund
CLASS A
2005		$14.70	$0.07	(5)	$1.38	(5)	$1.45	$(0.05)	$(1.83)	$(1.88)
2004		11.60	0.06	(5)	3.59	(5)	3.65	(0.07)	(0.48)	(0.55)
2003		12.53	0.07	(5)	(0.94	)(5)	(0.87)	(0.06)	-	(0.06)
2002		13.02	0.06		(0.45)		(0.39)	(0.07)	(0.03)	(0.10)
2001		13.66	0.08		0.96		1.04	(0.09)	(1.59)	(1.68)
Small/Mid Cap Equity Fund
CLASS A
2005		$107.03	$0.53	(5)	$13.75	(5)	$14.28	$(0.47)	$(1.22)	$(1.69)
2004	(3)	100.00	0.22	(5)	6.93	(5)	7.15	(0.12)	-	(0.12)
Core Fixed Income Fund
CLASS A
2005		$10.19	$0.41	(5)	$0.27	(5)	$0.68	$(0.42)	$(0.11)	$(0.53)
2004		10.61	0.38	(5)	(0.26	)(5)	0.12	(0.40)	(0.14)	(0.54)
2003		10.27	0.50		0.60		1.10	(0.50)	(0.26)	(0.76)
2002		10.49	0.54		0.06		0.60	(0.54)	(0.28)	(0.82)
2001		9.82	0.66		0.67		1.33	(0.66)	-	(0.66)
Long Duration Fund
CLASS A
2005		$9.77	$0.42	(5)	$1.03	(5)	$1.45	$(0.54)	$(0.12)	$(0.66)
2004	(4)	10.00	0.05	(5)	(0.23	)(5)	(0.18)	(0.05)	-	(0.05)
Extended Duration Fund
CLASS A
2005		$9.53	$0.43	(5)	$2.84	(5)	$3.27	$(0.84)	$-	$(0.84)
2004	(4)	10.00	0.05	(5)	(0.44	)(5)	(0.39)	(0.08)	-	(0.08)

		Net Asset Value, End of Period	Total Return†	Net Assets End of Period ($ Thousands)	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Ratio of Expenses to Average Net Assets (Excluding Waivers)	Portfolio Turnover Rate†
Small Cap Fund
CLASS A
2005		$14.27	9.81%	$1,610,876	0.54%	0.46%	0.72%	94%
2004		14.70	31.76	1,309,254	0.54	0.45	0.72	135
2003		11.60	(6.83)	1,193,935	0.54	0.67	0.72	97
2002		12.53	(2.99)	1,102,199	0.54	0.54	0.71	115
2001		13.02	8.39	857,278	0.54	0.63	0.73	154
Small/Mid Cap Equity Fund
CLASS A
2005		$119.62	13.38%	$768,897	0.62%	0.47%	0.72%	98%
2004	(3)	107.03	7.15	423,768	0.65	0.45	0.73	51
Core Fixed Income Fund
CLASS A
2005		$10.34	6.77%	$4,265,249	0.15%	3.94%	0.37%	615%
2004		10.19	1.13	3,074,873	0.19 *	3.62	0.38	532
2003		10.61	11.10	2,431,368	0.18	4.79	0.37	436
2002		10.27	6.43	2,354,581	0.18	5.67	0.36	365
2001		10.49	13.92	2,131,474	0.18	6.47	0.37	399
Long Duration Fund
CLASS A
2005		$10.56	15.26%	$76,054	0.20%	4.05%	0.41%	449%
2004	(4)	9.77	(1.78)	6,317	0.20	5.02	0.57	31
Extended Duration Fund
CLASS A
2005		$11.96	35.74%	$154,779	0.20%	3.99%	0.41%	379%
2004	(4)	9.53	(3.88)	27,787	0.20	5.17	0.44	42

SEI INVESTMENTS / PROSPECTUS

		Net Asset Value, Beginning of Period	Net Investment Income		Net Realized and Unrealized Gains (Losses) on Securities		Total from Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Total Dividends and Distributions
International Equity Fund
CLASS A
2005		$10.06	$0.23	(5)	$1.16	(5)	$1.39	$(0.30)	$-	$(0.30)
2004		7.76	0.18	(5)	2.28	(5)	2.46	(0.16)	-	(0.16)
2003		9.21	0.13		(1.46)		(1.33)	(0.12)	-	(0.12)
2002		10.34	0.11		(1.14)		(1.03)	(0.10)	-	(0.10)
2001		13.61	0.17		(2.56)		(2.39)	(0.16)	(0.72)	(0.88)
World Equity Ex-US Fund
CLASS A
2005	(7)	$10.00	$0.07	(5)	$(0.26	)(5)	$(0.19)	$-	$-	$-

		Net Asset Value, End of Period	Total Return†	Net Assets End of Period ($ Thousands)	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Ratio of Expenses to Average Net Assets (Excluding Waivers)	Portfolio Turnover Rate†
International Equity Fund
CLASS A
2005		$11.15	13.73%	$1,677,254	0.43%	2.12%	0.58%	48%
2004		10.06	31.73	1,391,076	0.48	1.92	0.65	80
2003		7.76	(14.43)	1,176,097	0.48	1.85	0.68	58
2002		9.21	(9.93)	1,259,408	0.48	1.30	0.66	84
2001		10.34	(18.21)	1,190,830	0.48	1.68	0.67	71
World Equity Ex-US Fund
CLASS A
2005	(7)	$9.81	(1.90)%	$234,396	0.60%	4.35%	0.70%	15%

* The expense ratio includes the litigation fees paid. Had these fees been excluded the ratio would have been 0.18%.

† Returns and portfolio turnover rates are for the period indicated and have not been annualized. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemption of Fund shares.

†† Per share amounts have been adjusted for a 10 to 1 reverse stock split paid to shareholders of record on November 26, 2003.

(1) Commenced operations on August 28, 2003. All ratios for the period have been annualized.

(2) Commenced operations on April 1, 2002. All ratios for the period have been annualized.

(3) Commenced operations on December 15, 2003. All ratios for the period have been annualized.

(4) Commenced operations on April 21, 2004. All ratios for the period have been annualized.

(5) Per share net investment income and net realized and unrealized gains/(losses) calculated using average shares.

(6) The amount shown for the year ended May 31, 2003 for a share outstanding throughout the period does not accord with the aggregate net gains on investments for that period because of the sales and repurchase of Fund shares in relation to fluctuating market value of the investments of the Fund.

(7) Commenced operations on March 28, 2005. All ratios for the period have been annualized.

Amounts designated as "-" are zero or have been rounded to zero.

More information about the Funds is available without charge through the following:

Statement of Additional Information (SAI)

The SAI dated September 30, 2005 includes detailed information about SEI Institutional Investments Trust. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.

Annual and Semi-Annual Reports

These reports list the Large Cap, Large Cap Disciplined Equity, Small/Mid Cap Equity, Small Cap, International Equity, Core Fixed Income, Long Duration, Extended Duration, Large Cap Index and World Equity Ex-US Funds' holdings and contain information from the Funds' managers about Fund strategies and market conditions and trends and their impact on Fund performance. The reports also contain detailed financial information about the Funds.

To Obtain an SAI, Annual or Semi-Annual Report, or
More Information:

By Telephone:  Call 1-8OO-DIAL-SEI

By Mail:   Write to the Funds at:
  One Freedom Valley Drive
  Oaks, PA 19456

By Internet:  http://www.seic.com/holdings_home.asp

From the SEC: You can obtain the SAI or the Annual and Semi-Annual Reports, as well as other information about SEI Institutional Investments Trust, from the EDGAR Database on the SEC's website ("http://www.sec.gov"). You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 1-202-942-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-0102. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following public address: publicinfo@sec.gov.

SEI Institutional Investments Trust's Investment Company Act registration number is 811-7257.

SEI-F-145 (9/05)

SEI INVESTMENTS / PROSPECTUS

SEI INSTITUTIONAL INVESTMENTS TRUST

About This Prospectus

SEI Institutional Investments Trust is a mutual fund family that offers shares in separate investment portfolios (Funds). The Funds have individual investment goals and strategies and are designed primarily for institutional investors and financial institutions and their clients. This prospectus gives you important information about the Class T Shares of the Large Cap and Small Cap Funds that you should know before investing. Please read this prospectus and keep it for future reference.

This prospectus has been arranged into different sections so that you can easily review this important information. On the next page, there is some general information you should know about risk and return that is common to each of the Funds. For more detailed information about the Funds, please see:

Large Cap Fund	3

Small Cap Fund	7

More Information About Fund Investments	10

Investment Adviser and Sub-Advisers	10

Purchasing, Selling and Exchanging Fund Shares	16

Disclosure of Portfolio Holdings Information	21

Dividends, Distributions and Taxes	22

Financial Highlights	23

How to Obtain More Information About SEI Institutional Investments Trust	Back Cover

SEI INVESTMENTS / PROSPECTUS

Global Asset Allocation

Each Fund has its own distinct risk and reward characteristics, investment objective, policies, and strategies. In addition to managing the Funds, SEI Investments Management Corporation (SIMC) constructs and maintains global asset allocation strategies for certain clients, and these Funds are designed in part to implement those strategies. The degree to which an investor's portfolio is invested in the particular market segments and/or asset classes represented by these Funds varies, as does the investment risk/return potential represented by each Fund. Some Funds may have extremely volatile returns. Because of the historical lack of correlation among various asset classes, an investment in a portfolio of Funds representing a range of asset classes as part of an asset allocation strategy may reduce the strategy's overall level of volatility. As a result, a global asset allocation strategy may reduce risk.

In managing the Funds, SIMC focuses on four key principles: asset allocation, portfolio structure, the use of managers, and continuous portfolio management. Asset allocation across appropriate asset classes (represented by some of the Funds) is the central theme of SIMC's investment philosophy. SIMC seeks to reduce risk further by creating a portfolio that focuses on a specific asset class. SIMC then oversees a network of managers who invest the assets of these Funds in distinct segments of the market or class represented by each Fund. These managers adhere to distinct investment disciplines, with the goal of providing greater consistency and predictability of results, as well as broader diversification across and within asset classes. Finally, SIMC regularly rebalances to ensure that the appropriate mix of assets is constantly in place, and constantly monitors and evaluates managers for these Funds to ensure that they do not deviate from their stated investment philosophy or process.

1

SEI INVESTMENTS / PROSPECTUS

Risk/Return Information Common to the Funds

Each Fund is a mutual fund. A mutual fund pools shareholders' money and, using professional investment managers, invests it in securities.

Each Fund has its own investment goal and strategies for reaching that goal. Each Fund's assets are managed under the direction of SIMC and one or more Sub-Advisers who manage portions of the Funds' assets in a way that they believe will help the Funds achieve their goals. SIMC acts as "manager of managers" for the Funds, and attempts to ensure that the Sub-Advisers comply with the Funds' investment policies and guidelines. SIMC also recommends the appointment of additional or replacement Sub-Advisers to the Funds' Board. Still, investing in the Funds involves risks, and there is no guarantee that a Fund will achieve its goal. SIMC and the Sub-Advisers make judgments about the securities markets, the economy, and companies, but these judgments may not anticipate actual market movements or the impact of economic conditions on company performance. In fact, no matter how good a job SIMC and the Sub-Advisers do, you could lose money on your investment in a Fund, just as you could with other investments. A Fund share is not a bank deposit, and it is not insured or guaranteed by the FDIC or any other government agency.

The value of your investment in a Fund is based on the market prices of the securities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities a Fund owns and the markets in which they trade. The estimated level of volatility for each Fund is set forth in the Fund Summaries that follow. The effect on a Fund of a change in the value of a single security will depend on how widely the Fund diversifies its holdings.

2

SEI INVESTMENTS / PROSPECTUS

LARGE CAP FUND

Fund Summary

Investment Goal:  Long-term growth of capital and income

Share Price Volatility:  Medium to high

Principal Investment Strategy:  Utilizing multiple sub-advisers, the Fund invests in large cap U.S. common stocks

Investment Strategy

Under normal circumstances, the Large Cap Fund will invest at least 80% of its net assets in equity securities of large companies. The Fund will invest primarily in common stocks of U.S. companies with market capitalizations of more than $1 billion at the time of purchase. These securities may include common stocks, preferred stocks, warrants and derivative instruments whose value is based on an underlying equity security or basket of equity securities. The Fund uses a multi-manager approach, relying on a number of Sub-Advisers with differing investment philosophies and strategies to manage portions of the Fund's portfolio under the general supervision of SIMC.

The Sub-Advisers may engage in short sales in an amount up to 20% of the Fund's value (measured at the time of investment) in an attempt to capitalize on equity securities that they believe will under perform the market or their peers. When the Sub-Advisers sell securities short they may use the proceeds from the sales to purchase long positions in additional equity securities that they believe will outperform the market or their peers. This strategy may effectively result in the Fund having a leveraged investment portfolio, which results in greater potential for loss.

Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities.

What are the Risks of Investing in the Fund?

Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

Derivatives are instruments that derive their value from an underlying security, financial asset or an index. Examples of derivative instruments include futures contracts, options, forward contracts and swaps. The primary risk of derivative instruments is that changes in the market value of securities held by the Fund, and of the derivative instruments relating to those securities, may not be proportionate. There may not be a liquid market for the Fund to sell a derivative instrument, which could result in difficulty closing the position, and certain derivative instruments can magnify the extent of losses incurred due to changes in market value of the securities to which they relate. In addition, some derivative instruments are subject to counterparty risk.

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The Fund may purchase shares of exchange-traded funds (ETFs) to gain exposure to a particular portion of the market while awaiting an opportunity to purchase securities directly. ETFs are investment companies whose shares are bought and sold on a securities exchange. ETFs invest in a portfolio of securities designed to track a particular market segment or index. ETFs, like mutual funds, have expenses associated with their operation, including advisory fees. When the Fund invests in an ETF, in addition to directly bearing expenses associated with its own operations, it will bear a pro rata portion of the ETF's expenses. The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio of securities. In addition, because of ETF expenses, compared to owning the underlying securities directly, it may be more costly to own an ETF.

Short sales are transactions in which the Fund sells a security it does not own. To complete a short sale, the Fund must borrow the security to deliver to the buyer. The Fund is then obligated to replace the borrowed security by purchasing the security at the market price at the time of replacement. This price may be more or less than the price at which the security was sold by the Fund and the Fund will incur a loss if the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security. The Fund's investment strategy of reinvesting proceeds received from selling securities short may effectively create leverage, which can amplify the effects of market volatility on the Fund's share price and make the Fund's returns more volatile. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund's portfolio securities. The use of leverage may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations.

The Fund is also subject to the risk that large capitalization securities may underperform other segments of the equity markets or the equity markets as a whole.

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Performance Information

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class T Shares from year to year for two years. The performance information shown is based on full calendar years.

Best Quarter: 15.08% (06/30/03)

Worst Quarter: -3.10% (03/31/03)

The Fund's Class T total return from January 1, 2005 to June 30, 2005 was -0.20%.

This table compares the Fund's average annual total returns for Class T Shares for the periods ended December 31, 2004 to those of the Frank Russell 1000 Index.

Large Cap Fund - Class T Shares	1 Year	Since Inception*
Return Before Taxes	10.34%	17.73%
Return After Taxes on Distributions**	10.25%	17.55%
Return After Taxes on Distributions and Sale of Fund Shares**	6.84%	15.19%
Frank Russell 1000 Index Return (reflects no deduction for fees, expenses, or taxes)***	11.40%	20.29%

* The inception date for the Fund's Class T Shares is December 13, 2002. Index returns shown from December 31, 2002.

** After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

*** An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The Frank Russell 1000 Index is a widely-recognized, capitalization-weighted (companies with larger market capitalizations have more influence than those with smaller market capitalizations) index of the 1,000 largest U.S. companies.

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Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

ANNUAL FUND OPERATING EXPENSES

(Expenses deducted from Fund assets)	Class T Shares
Investment Advisory Fees	0.40%
Distribution (12b-1) Fees	None
Other Expenses	0.62%
Total Annual Fund Operating Expenses	1.02%*

* The Fund's total actual annual fund operating expenses for the most recent fiscal year were less than the amount shown above because the Adviser and the Fund's administrator voluntarily waived a portion of their fees in order to keep total operating expenses at a specified level. The Adviser and the Fund's administrator may discontinue all or part of their waivers at any time. With these fee waivers, the Fund's actual total operating expenses were as follows:

Large Cap Fund - Class T Shares	0.81%

For more information about these fees, see "Investment Adviser and Sub-Advisers" and "Distribution of Fund Shares."

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period. The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. For purposes of calculating the Example, the Fund's fees are equal to the "Total Annual Fund Operating Expenses" figure in the table above. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

	1 Year	3 Years	5 Years	10 Years
Large Cap Fund - Class T Shares	$104	$325	$563	$1,248

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SMALL CAP FUND

Fund Summary

Investment Goal:  Capital appreciation

Share Price Volatility:  High

Principal Investment Strategy:  Utilizing multiple sub-advisers, the Fund invests in common stocks of smaller U.S. companies

Investment Strategy

Under normal circumstances, the Small Cap Fund will invest at least 80% of its net assets in equity securities of small companies. The Fund will invest primarily in common stocks of U.S. companies with market capitalizations in the range of companies in the Frank Russell 2000 Index or the S&P SmallCap 600 Index. The market capitalization range and the composition of both the Frank Russell 2000 Index and the S&P SmallCap 600 Index are subject to change. The Fund uses a multi-manager approach, relying upon a number of Sub-Advisers with differing investment philosophies to manage portions of the Fund's portfolio under the general supervision of SIMC. Each Sub-Adviser, in managing its portion of the Fund's assets, generally applies either a growth-oriented, a value-oriented, or a blended approach to selecting investments. Growth-oriented managers generally select stocks they believe have attractive growth and appreciation potential in light of such characteristics as revenue and earnings growth, expectations from sell side analysts, and relative valuation, while value-oriented managers generally select stocks they believe are attractively valued in light of fundamental characteristics such as earnings, capital structure and/or return on invested capital.

Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities.

What are the Risks of Investing in the Fund?

Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund may purchase shares of ETFs to gain exposure to a particular portion of the market while awaiting an opportunity to purchase securities directly. ETFs are investment companies whose shares are bought and sold on a securities exchange. ETFs invest in a portfolio of securities designed to track a particular market segment or index. ETFs, like mutual funds, have expenses associated with their operation, including advisory fees. When the Fund invests in an ETF, in addition to directly bearing expenses associated with its own operations, it will bear a pro rata portion of the ETF's expenses. The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio of securities. In addition, because of ETF expenses, compared to owning the underlying securities directly, it may be more costly to own an ETF.

The Fund is also subject to the risk that small capitalization securities may underperform other segments of the equity markets or the equity markets as a whole. The smaller capitalization companies that the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small companies may have limited product lines, markets, and financial resources, and may depend upon a relatively small management group. Therefore, small cap stocks may be more volatile than those of larger companies. These securities are traded over the counter or listed on an exchange.

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Performance Information

The bar chart and the performance table below illustrate the volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's Class T Shares from year to year for two years. The performance information shown is based on full calendar years.

Best Quarter: 23.51% (06/30/03)

Worst Quarter: -4.49% (03/31/03)

The Fund's Class T total return from January 1, 2005 to June 30, 2005 was -1.01%.

This table compares the Fund's average annual total returns for Class T Shares for the periods ended December 31, 2004 to those of the Frank Russell 2000 Index.

Small Cap Fund - Class T Shares	1 Year	Since Inception*
Return Before Taxes	16.54%	27.24%
Return After Taxes on Distributions**	13.38%	25.04%
Return After Taxes on Distributions and Sale of Fund Shares**	12.11%	22.60%
Frank Russell 2000 Index Return (reflects no deduction for fees, expenses, or taxes)***	18.33%	27.00%

* The inception date for the Fund's Class T Shares is November 26, 2002. Index returns shown from November 30, 2002.

** After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

*** An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The Frank Russell 2000 Index is a widely-recognized, capitalization-weighted (companies with larger market capitalizations have more influence than those with smaller market capitalizations) index of the 2,000 smallest U.S. companies out of the 3,000 largest U.S. companies.

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Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

ANNUAL FUND OPERATING EXPENSES

(Expenses deducted from Fund assets)	Class T Shares
Investment Advisory Fees	0.65%
Distribution (12b-1) Fees	None
Other Expenses	0.62%
Total Annual Fund Operating Expenses	1.27%*

* The Fund's total actual annual fund operating expenses for the most recent fiscal year were less than the amount shown above because the Adviser and the Fund's administrator voluntarily waived a portion of their fees in order to keep total operating expenses at a specified level. The Adviser and the Fund's administrator may discontinue all or part of their waivers at any time. With these fee waivers, the Fund's actual total operating expenses were as follows:

Small Cap Fund - Class T Shares	1.09%

For more information about these fees, see "Investment Adviser and Sub-Advisers" and "Distribution of Fund Shares."

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period. The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. For purposes of calculating the Example, the Fund's fees are equal to the "Total Annual Fund Operating Expenses" figure in the table above. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

	1 Year	3 Years	5 Years	10 Years
Small Cap Fund - Class T Shares	$129	$403	$697	$1,534

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MORE INFORMATION ABOUT FUND INVESTMENTS

This prospectus describes the Funds' primary investment strategies. However, each Fund also may invest in other securities, use other strategies and engage in other investment practices. These investments and strategies, as well as those described in this prospectus, are described in detail in the Funds' Statement of Additional Information (SAI).

The investments and strategies described in this prospectus are those that the Sub-Advisers use under normal conditions. During unusual economic or market conditions, or for temporary defensive or liquidity purposes, each Fund may invest up to 100% of its assets in cash, money market instruments, repurchase agreements and other short-term obligations that would not ordinarily be consistent with a Fund's objectives. A Fund will do so only if the Adviser or Sub-Advisers believe that the risk of loss outweighs the opportunity for capital gains and higher income. Of course, there is no guarantee that any Fund will achieve its investment goal.

INVESTMENT ADVISER AND SUB-ADVISERS

SEI Investments Management Corporation (SIMC) acts as the manager of managers of the Funds, and is responsible for the investment performance of the Funds since it allocates each Fund's assets to one or more Sub-Advisers and recommends hiring or changing Sub-Advisers to the Board of Trustees.

Each Sub-Adviser makes investment decisions for the assets it manages and continuously reviews, supervises and administers its investment program. SIMC oversees the Sub-Advisers to ensure compliance with the Funds' investment policies and guidelines, and monitors each Sub-Adviser's adherence to its investment style. The Board of Trustees supervises SIMC and the Sub-Advisers; establishes policies that they must follow in their management activities; and oversees the hiring and termination of Sub-Advisers recommended by SIMC. SIMC pays the Sub-Advisers out of the investment advisory fees it receives.

SIMC, an SEC-registered adviser, located at One Freedom Valley Drive, Oaks, PA 19456, serves as the Adviser to the Funds. As of August 31, 2005, SIMC had approximately $67,532,231,919.16 in assets under management. For the fiscal year ended May 31, 2005, SIMC received investment advisory fees (after fee waivers), as a percentage of each Fund's net assets, at the following annual rates:

Large Cap Fund	0.25%
Small Cap Fund	0.52%

A discussion regarding the basis for the Board of Trustees' approval of the Funds' investment advisory agreement is available in the Funds' May 31, 2005 annual report, which covers the period December 1, 2004 through May 31, 2005.

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Sub-Advisers and Portfolio Managers

LARGE CAP FUND:

Alliance Capital Management L.P.: Sanford C. Bernstein & Co., LLC (Bernstein), a unit of Alliance Capital Management L.P., located at 1345 Avenue of the Americas, New York, New York 10105, serves as a Sub-Adviser to the Large Cap Fund. The Structured Equity Investment Policy Group, headed by Drew Demakis, Chief Investment Officer-Structured Equities, who is responsible for the day-to-day coordination of the portfolio's investments, manages the portion of the Large Cap Fund's assets allocated to Bernstein. Mr. Demakis joined Bernstein in 1998.

Aronson+Johnson+Ortiz, LP: Aronson+Johnson+Ortiz, LP (AJO), located at 230 South Broad Street, Twentieth Floor, Philadelphia, Pennsylvania 19102, serves as a Sub-Adviser to the Large Cap Fund. Theodore R. Aronson, CFA, CIC, Kevin M. Johnson, PhD, Gina Marie N. Moore, CFA, CPA and Martha E. Ortiz, CFA, CIC, serve as portfolio managers to the portion of the Large Cap Fund's assets allocated to AJO. Mr. Aronson, founder, Managing Principal of AJO, serves as a Portfolio Manager to the Fund and is also involved with Firm management and administration. Mr. Johnson, Principal and Portfolio Manager, serves as director of AJO's research efforts. Ms. Ortiz, Principal and Portfolio Manager, oversees AJO portfolio implementation and trading. Ms. Moore, Principal and Portfolio Manager, and Mr. Johnson have been with AJO since 1987 and 1993, respectively.

Delaware Management Company: Delaware Management Company (DMC), a series of Delaware Management Business Trust, located at One Commerce Square, 2005 Market Street, Philadelphia, Pennsylvania 19103, serves as a Sub-Adviser to the Large Cap Fund. A team of investment professionals responsible for all-cap growth manages the portion of the Large Cap Fund's assets allocated to DMC. The vast majority of the team joined DMC from Transamerica Investment Management, LLC (Transamerica) in April 2005. Jeffrey S. Van Harte, CFA, Senior Vice President and Chief Investment Officer, had been with Transamerica since 1980 as a principal and Executive Vice President. Christopher J. Bonavico, CFA, Vice President, Senior Portfolio Manager and Analyst, had been with Transamerica since 1993 as a portfolio manager. Kenneth F. Broad, CFA, Vice President, Senior Portfolio Manager and Analyst, had been with Transamerica since 2000 as a principal and portfolio manager. Daniel J. Prislin, CFA, Vice President, Senior Portfolio Manager and Analyst, had been with Transamerica since 1998 as a principal and portfolio manager. Patrick G. Fortier, CFA, Vice President and Portfolio Manager, had been with Transamerica since 2000 as a portfolio manager. Van Tran, Equity Analyst, had been with Transamerica since 2000 as a research analyst. Lisa L. Hansen, Vice President and Head of Focus Group Equity Trading, had been with Transamerica since 1997 as a principal and portfolio manager. Christopher M. Ericksen, CFA, Vice President, Portfolio Manager and Analyst, had been with Transamerica since 2004 as a portfolio manager. Before joining Transamerica he was a Vice President at Goldman Sachs. Gregory M. Heywood, CFA, Vice President, Portfolio Manager and Analyst, had been with Transamerica since 2004 as a Research Analyst. Before joining Transamerica he worked for Wells Capital Management from 2003 to 2004 and Montgomery Asset Management from 1996 to 2003. Deborah Sabo, Equity Trader, was most recently the head trader at McMorgan & Company. Before joining McMorgan & Company in 2003, Ms. Sabo was the head of trading at Husic Capital Management.

Enhanced Investment Technologies, LLC: Enhanced Investment Technologies, LLC (INTECH), located at 2401 PGA Boulevard, Suite 100, Palm Beach Gardens, Florida 33410, serves as a Sub-Adviser to the Large Cap Fund. A team of investment professionals, led by Dr. E. Robert Fernholz, Chief Investment Officer, manages the portion of the Large Cap Fund's assets allocated to INTECH. Dr. Fernholz's role is

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to set policy for the investment strategy and to implement and supervise the optimization process. The team consists of David Hurley, Chief Operating Officer, whose role is to provide daily oversight of the investment process, Dr. Carey Maguire, Senior Investment Officer, whose role is to supervise implementation of the portfolio management and trading process, and Mr. Joseph Runnels, Vice President of Portfolio Management, whose role is to implement the day-to-day portfolio management and trading process for client portfolios.

Franklin Portfolio Associates, LLC: Franklin Portfolio Associates, LLC (FPA), located at One Boston Place, 29th Floor, Boston, Massachusetts 02108, serves as a Sub-Adviser to the Large Cap Fund. A team of investment professionals, manages the portion of the Large Cap Fund's assets allocated to FPA. The team consists of John Cone, Michael Dunn, Oliver Buckley, Kristen Crawford, and Tony Gavin. John Cone, Chief Executive Officer and President of Franklin Portfolio Associates, has been with FPA since its inception in 1982. Michael Dunn, Senior Vice President and Senior Portfolio Manager, who is responsible for rebalancing and managing cash flows, joined the firm in 1999. Oliver Buckley, Senior Vice President and Senior Portfolio Manager, and Kristin Crawford, Vice President and Portfolio Manager, both joined the firm in 2000. Tony Garvin, Senior Vice President and Senior Portfolio Manager, joined the firm in 2004.

Goldman Sachs Asset Management, L.P.: Goldman Sachs Asset Management, L.P. (GSAM), a Delaware Limited Partnership and wholly owned subsidiary of the Goldman Sachs Group, Inc., located at 32 Old Slip, New York, New York 10005, serves as a Sub-Adviser to the Large Cap Fund. A team of investment professionals manages the portion of the Large Cap Fund's assets allocated to GSAM. The team consists of Herbert E. Ehlers, Gregory H. Ekizian, David G. Shell, Steven M. Barry, Kenneth T. Berents, Andrew F. Pyne, Scott Kolar and Prashant R. Khemka. Mr. Ehlers, Managing Director, Chief Investment Officer and Senior Portfolio Manager, who oversees and contributes to overall portfolio management strategy and portfolio construction, as well as product management, has been with the firm since 1997, and with its predecessor since 1981. Mr. Ekizian, CFA, Managing Director, Chief Investment Officer and Senior Portfolio Manager, who is primarily responsible for investment research in household and personal care, pharmaceuticals, restaurants, beverages, publishing, consumer protection and lodging, has been with the firm since 1997, and with its predecessor since 1990. Mr. Shell, Managing Director, Chief Investment Officer and Senior Portfolio Manager, is primarily responsible for investment research in entertainment, cable television, broadcasting, telecommunications and wireless communications, and has been with the firm since 1997, and with its predecessor since 1987. Mr. Barry, Managing Director, Chief Investment Officer and Senior Portfolio Manager, is primarily responsible for investment research in industrials and multi-industry companies, and has been with the firm since 1999. Mr. Berents, Managing Director and Senior Portfolio Manager, who is responsible for investment research in the newspaper, publishing, ratings agencies and advertising industries, has been with the firm since 2000. Mr. Pyne, Managing Director and Senior Portfolio Manager, contributes to overall portfolio strategy and portfolio construction, and has responsibility for product management, and has been with the firm since 1997. Mr. Kolar, CFA, Managing Director, Senior Portfolio Manager and Co-Chairman of the Investment Committee, who is responsible for investment research in technology and software, has been with the firm since 2000. And Mr. Khemka, Senior Portfolio Manager and Co-Chair of the Investment Committee, who is responsible for investment research in the telecom services, publishing media and business services industries has been the firm since 2000.

LSV Asset Management: LSV Asset Management (LSV), located at 1 N. Wacker Drive, Chicago, Illinois 60606, serves as a Sub-Adviser to the Large Cap Fund. Josef Lakonishok, Founding Partner,

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Robert Vishny, Founding Partner, and Menno Vermeulen, CFA, Partner, serve as portfolio managers of the portion of the Large Cap Fund's assets allocated to LSV. Messrs. Lakonishok and Vishny have been with the firm since its inception in 1993. Mr. Vermulen has been with the firm since 1995.

Montag & Caldwell, Inc.: Montag & Caldwell, Inc. (Montag & Caldwell), located at 3455 Peachtree Road NE, Suite 1200, Atlanta, Georgia 30326, serves as a Sub-Adviser to the Large Cap Fund. William A. Vogel, Executive Vice President of Montag & Caldwell, serves as portfolio manager of the portion of the Large Cap Fund's assets allocated to Montag & Caldwell. Mr. Vogel has been a portfolio manager at Montag & Caldwell for 17 years, and has 24 years of investment experience. His role is to function as a participant in the security selection process for the Large Cap Fund, as well as act as the principal liaison with SEI with regard to the servicing of its relationship with Montag & Caldwell.

Peregrine Capital Management Inc.: Peregrine Capital Management Inc. (Peregrine), located at 800 LaSalle Avenue, Minneapolis, Minnesota 55402, serves as a Sub-Adviser to the Large Cap Fund. John Dale, Senior Vice President and Portfolio Manager, and Gary Nussbaum, Senior Vice President and Portfolio Manager, serve as portfolio managers of the portion of the Large Cap Fund's assets allocated to Peregrine and responsible for the strategic direction of Peregrine. Mr. Dale joined Peregrine in 1987 and began his investment management career in 1968. Mr. Nussbaum joined Peregrine in 1990 and began his investment management career in 1987.

Quantitative Management Associates LLC: Quantitative Management Associates LLC (QMA), located at Gateway Center 2, McCarter Highway and Market Street, Newark, New Jersey 07102, serves as a Sub-Adviser to the Large Cap Fund. James H. Scott, PhD, President, and Margaret S. Stumpp, PhD, Chief Investment Officer, manage the portion of the Large Cap Fund's assets allocated to QMA. Mr. Scott and Ms. Stumpp have been with QMA since the firm's formation in 2003. Prior to that, Mr. Scott and Ms. Stumpp were each employed by Prudential Investment Management, Inc. (PIM) for 15 years, most recently as Senior Managing Directors. QMA is a subsidiary of PIM.

SMALL CAP FUND:

Artisan Partners Limited Partnership: Artisan Partners Limited Partnership (Artisan), located at 875 E. Wisconsin Avenue, Suite 800, Milwaukee, Wisconsin 53202, serves as a Sub-Adviser to the Small Cap Fund. Scott C. Satterwhite and James C. Kieffer, both Managing Directors of Artisan, serve as portfolio managers of the portion of the Small Cap Fund's assets allocated to Artisan and are responsible for researching investment opportunities and the securities selection process. Messrs. Satterwhite and Kieffer joined Artisan in 1997.

BlackRock Advisors, Inc.: BlackRock Advisors, Inc. (BlackRock) located at 100 Belleview Parkway, Wilmington, Delaware 19809, serves as a Sub-Adviser to the Small Cap Fund. Wayne Archambo, CFA, serves as lead portfolio manager and is responsible for coverage of stocks. Kate O'Connor, CFA, serves as co-portfolio manager and participates in all investment decisions. Prior to joining BlackRock in 2002, Mr. Archambo was a founding partner and manager of Boston Partners Asset Management, L.P.'s small and mid cap value equity products since the firm's inception in 1995. Prior to joining BlackRock in 2002, Ms. O'Connor served as an equity analyst at Independence Investment LLC from 2000-2001 and as a principal at Boston Partners Asset Management, L.P. from 1997-2000.

David J. Greene and Company, LLC: David J. Greene and Company, LLC (David J. Greene), located at 599 Lexington Avenue, 12th Floor, New York, New York 10022, serves as a Sub-Adviser to the Small Cap Fund. Benjamin H. Nahum, Executive Vice President, serves as lead Portfolio Manager for the

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portion of the Small Cap Fund's assets allocated to David J. Greene. Michael C. Greene, Chief Executive Officer, serves as back-up Portfolio Manager. Mr. Nahum is responsible for evaluating research recommendations, determining holdings size, and establishing sector weights within the Fund's specified guidelines and investment objectives. Messrs. Nahum and Greene have been Owners/Principals of the firm for the past 14 years.

Delaware Management Company: Delaware Management Company (DMC), a series of Delaware Management Business Trust, located at One Commerce Square, 2005 Market Street, Philadelphia, Pennsylvania 19103, serves as a Sub-Adviser to the Small Cap Fund. A team of investment professionals manages the portion of the Small Cap Fund's assets allocated to DMC. The team members have an average of 15 years of investment experience. The team consists of Marshall Basset, Lori Wachs, Steve Lampe and Matthew Todorow. Mr. Basset, Chief Investment Officer and Senior Portfolio Manager, Ms. Wachs, Vice President and Portfolio Manager and Mr. Lampe, Vice President and Portfolio Manager, have been with the firm for 8, 13 and 10 years respectively. Mr. Todorow, Vice President and Portfolio Manager, has been with the firm for 2 years. Before joining the firm he served as Executive Director for Morgan Stanley Investment Management.

Lee Munder Investments, Ltd.: Lee Munder Investments, Ltd. (LMIL), located at 200 Clarendon Street, 28th Floor, Boston, Massachusetts 02116, serves as a Sub-Adviser to the Small/Mid Cap Equity Fund. The fund is managed by Andrew Beja, CFA, Managing Director, who is responsible for researching small cap growth stocks in the consumer and business services sectors, Thomas L. Holm, Portfolio Manager, who is responsible for researching small cap growth stocks in the technology and producer manufacturers sectors, Nicholas Battelle, Managing Director, who is responsible for researching small cap growth stocks in the healthcare sector, Kenneth Winston, Analyst, who is responsible for researching small cap growth stocks in the technology sector, and Phillip Muscatello, Analyst, who is responsible for researching small cap growth stocks in the Consumer, Energy and Materials sectors, serve as portfolio managers of the portion of the Small/Mid Cap Equity Fund's assets allocated to LMIL. Messrs. Beja and Holm have over 19 and 13 years of investment experience, respectively.

LSV Asset Management: LSV Asset Management (LSV), located at 1 N. Wacker Drive, Chicago, Illinois 60606, serves as a Sub-Adviser to the Large Cap Fund. Josef Lakonishok, Founding Partner, Robert Vishny, Founding Partner, and Menno Vermeulen, CFA, Partner, serve as portfolio managers of the portion of the Small Cap Fund's assets allocated to LSV. Messrs. Lakonishok and Vishny have been with the firm since its inception in 1993. Mr. Vermulen has been with the firm since 1995.

Martingale Asset Management, L.P.: Martingale Asset Management, L.P. (Martingale), located at 222 Berkeley Street, Boston, Massachusetts 02116, serves as a Sub-Adviser to the Small Cap Fund. A team of investment professionals manages the portion of the Small Cap Fund's assets allocated to Martingale. The Fund is managed by a team headed by William E. Jacques, CFA, whose role is to oversee the research, valuation model and portfolio construction, Samuel Nathans, CFA, who is responsible for portfolio construction, and James Eysenbach, CFA, who is also responsible for portfolio construction. Mr. Jacques, Executive Vice President and Chief Investment Officer, has been with the firm since 1987. Mr. Nathans, Senior Vice President and Senior Portfolio Manager, has been with the firm since 1999. Mr. Eysenbach, Senior Vice President and Investment Portfolio Manager, has been with the firm since 2004. From 1991 to 2001 Mr. Eysenbach was employed by Scudder Investments.

Mazama Capital Management, Inc.: Mazama Capital Management, Inc. (Mazama), located at One Southwest Columbia Street, Suite 1500, Portland, Oregon 97258, serves as a Sub-Adviser to the Small

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SEI INVESTMENTS / PROSPECTUS

Cap Fund. A team of investment professionals manages the portion of the Small Cap Fund's assets allocated to Mazama. The team consists of Ronald A. Sauer, Stephen C. Brink, Gretchen Novak, Timothy P. Butler and Michael D. Clulow. Mr. Sauer, Chief Executive Officer, Chief Investment Officer and Senior Portfolio Manager, whose role is overseer of the portfolio construction process including security selection, founded Mazama in 1997. Mr. Brink, Senior Vice President, Portfolio Manager and Director of Research and co-founder of Mazama, whose role involves overseeing research information flow and quality, has been with the firm since 1997. Ms. Novak, Associate Portfolio Manager and Sector Portfolio Manager, whose role is to research small and mid cap growth discretionary and consumer staple companies, has been with the firm since 1999. Mr. Butler, who is responsible for researching small and mid cap growth financial services companies, and Mr. Clulow, who is responsible for researching small and mid cap growth healthcare companies, including biotech and emerging pharmaceutical companies, Sector Portfolio Managers, joined the firm in 2002. Prior to joining the firm, Mr. Butler was employed at Pacific Crest Securities and Mr. Clulow was employed at UBS Warburg.

McKinley Capital Management Inc.: McKinley Capital Management Inc. (McKinley Capital), located at 3301 C Street, Suite 500, Anchorage, Alaska 99503, serves as a Sub-Adviser to the Small Cap Fund. A team of investment professionals led by Robert B. Gillam manages the portion of the Small Cap Fund's assets allocated to McKinley Capital. Mr. Gillam has been the Chief Investment Officer at McKinley Capital since the firm's inception in 1990, and has over 32 years of investment experience. The team consists of Robert B. Gillam, Greg Samorajski, Frederic Parke, Sheldon Lien, Brandon Rinner and Paul Hanson, who are all responsible for all aspects of the day-to-day decisions regarding investments. Robert B. Gillam, President & Chief Investment Officer, has been with the firm since its inception in 1990, and has over 32 years of investment experience. Mr. Samorajski, Portfolio Manager, has been with the firm since 1997 and has over 20 years of investment experience. Mr. Frederic Parke, Portfolio Manager, has been with the firm since 1997 and has over 20 years of investment experience. Mr. Lien, Portfolio Manager, has been with the firm since 1996 and has over 9 years of investment experience. Mr. Rinner, Portfolio Manager, has been with the firm since 1998 and has over 8 years of investment experience. Mr. Hanson, Portfolio Manager, has been with the firm since 2000 and has over 6 years of investment experience.

Security Capital Research & Management Incorporated: Security Capital Research & Management Incorporated (Security Capital), located at 11 South LaSalle Street, 2nd Floor, Chicago, Illinois 60603, serves as a Sub-Adviser to the Small Cap Fund. Anthony R. Manno, Jr., President and Chief Investment Officer, Kenneth D. Statz, Managing Director and Senior Market Strategist, who is responsible for the development and implementation of portfolio investment strategy, Kevin W. Bedell, Senior Vice President, who is responsible for proprietary research on publicly listed real estate companies, and David E. Rosenbaum, Senior Vice President, who is responsible for the Investment Structuring Team, comprise the Portfolio Management Committee of Security Capital. The Portfolio Management Committee is responsible for determining the portfolio composition of the portion of the Small Cap Fund's assets allocated to Security Capital. Messrs. Manno, Statz, Bedell and Rosenbaum have an average of 21 years of investment experience, and joined Security Capital in 1994, 1995, 1996 and 1997, respectively.

Wellington Management Company, LLP: Wellington Management Company, LLP (Wellington Management), located at 75 State Street, Boston, Massachusetts 02109, serves as a Sub-Adviser to the Small Cap Fund. Jamie A. Rome, CFA, Senior Vice President and Equity Portfolio Manager of Wellington Management, serves as portfolio manager of the portion of the Small Cap Fund's assets allocated to Wellington Management. Mr. Rome joined Wellington Management as an investment professional in 1994.

15

SEI INVESTMENTS / PROSPECTUS

PURCHASING, SELLING AND EXCHANGING FUND SHARES

This section tells you how to purchase, sell (sometimes called "redeem") and exchange Class T Shares of the Funds. The Funds offer Class T Shares only to financial institutions for their own or their customers' accounts. For information on how to open an account and set up procedures for placing transactions, call 1-800-DIAL-SEI.

How to Purchase Fund Shares

You may purchase Class T Shares on any day that the New York Stock Exchange (NYSE) is open for business (a Business Day).

Financial institutions and intermediaries may purchase Class T Shares by placing orders with the Funds' Transfer Agent (or its authorized agent). Institutions and intermediaries that use certain SEI proprietary systems may place orders electronically through those systems. Generally, cash investments must be transmitted or delivered in federal funds to the Funds' wire agent by the close of business on the day after the order is placed. However, in certain circumstances the Funds at their discretion may allow purchases to settle (i.e., receive final payment) at a later date in accordance with the Funds' procedures and applicable law. The Funds reserve the right to refuse any purchase requests, particularly those that the Funds reasonably believe may not be in the best interests of the Funds or their shareholders and could adversely affect the Funds or their operations. This includes those from any individual or group who, in the Funds' view, is likely to engage in excessive trading (usually defined as more than four "round trips" in a fund in any twelve-month period). For more information regarding the Funds' policy and procedures related to excessive trading, please see "Frequent Purchases and Redemptions of Fund Shares" below.

When you purchase, sell, or exchange Fund shares through certain financial institutions (rather than directly from the Funds), you may have to transmit your purchase and sale requests to these financial institutions at an earlier time for your transaction to become effective that day. This allows these financial institutions time to process your requests and transmit them to the Funds.

Certain other intermediaries, including certain broker-dealers and shareholder organizations, are authorized to accept purchase and redemption requests for Fund shares. These requests are executed at the net asset value per share (NAV) next determined after the intermediary receives the request if transmitted to the Funds in accordance with the Funds' procedures and applicable law. These authorized intermediaries are responsible for transmitting requests and delivering funds on a timely basis.

If you deal directly with a financial institution or financial intermediary, you will have to follow the institution's or intermediary's procedures for transacting with the Funds. For more information about how to purchase or sell Fund shares through these financial institutions, you should contact these financial institutions directly. Investors may be charged a fee for purchase and/or redemption transactions effectuated through certain broker-dealers or other financial intermediaries.

Each Fund calculates its NAV once each Business Day as of the close of normal trading on the NYSE (normally, 4:00 p.m. Eastern time). So, for you to receive the current Business Day's NAV, generally the Funds (or an authorized agent) must receive your purchase order in proper form before 4:00 p.m. Eastern time. A Fund will not accept orders that request a particular day or price for the transaction or any other special conditions.

16

SEI INVESTMENTS / PROSPECTUS

PRICING OF FUND SHARES

NAV for one Fund share is the value of that share's portion of the net assets of the Fund. In calculating NAV, a Fund generally values its investment portfolio at market price.

When valuing portfolio securities, the Funds value securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (other than securities traded on NASDAQ) at the last quoted sale price on the primary exchange or market (foreign or domestic) on which the securities are traded, or, if there is no such reported sale, at the most recent quoted bid price. The Funds value securities traded on NASDAQ at the NASDAQ Official Closing Price. If such prices are not readily available or are determined to be unreliable, the Funds will value the security using a bid price from at least one independent broker obtained by an independent, third-party pricing agent or using the Funds' Fair Value Procedures, as described below.

Securities held by a Fund with remaining maturities of 60 days or less will be valued by the amortized cost method, which involves valuing a security at its cost on the date of purchase and thereafter (absent unusual circumstances) assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuations in general market rates of interest on the value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by this method, is higher or lower than the price a Fund would receive if it sold the instrument, and the value of securities in the Fund can be expected to vary inversely with changes in prevailing interest rates.

Prices for most securities held by a Fund are provided daily by third-party independent pricing agents. SIMC or a Fund's Sub-Adviser, as applicable, reasonably believes that prices provided by independent pricing agents are reliable. However, there can be no assurance that a pricing service's prices will be reliable. SIMC or a Fund's Sub-Adviser, as applicable, will continuously monitor the reliability of prices obtained from any pricing service and shall promptly notify the Administrator if it believes that a particular pricing service is no longer a reliable source of prices. The Administrator, in turn, will notify the Fair Value Pricing Committee if it receives such notification from SIMC or a Fund's Sub-Adviser, as applicable, or if the Administrator reasonably believes that a particular pricing service is no longer a reliable source for prices. The pricing services rely on a variety of information in making their determinations, particularly on prices of actual market transactions as well as on trader quotations. However, the services may also use a matrix system to determine valuations, which system considers such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. The procedures used by the pricing services and their valuation methodologies are reviewed by the officers of the Trust and the Administrator under the general supervision of the Board of Trustees.

Securities for which market prices are not "readily available" or may be unreliable are valued in accordance with Fair Value Procedures established by the Funds' Board of Trustees. The Funds' Fair Value Procedures are implemented through a Fair Value Committee (the Committee) designated by the Funds' Board of Trustees. The Fair Value Committee is currently composed of two members of the Board of Trustees, as well as representatives from the Funds' Adviser and its affiliates.

Some of the more common reasons which may necessitate that a security be valued using Fair Value Procedures include: the security's trading has been halted or suspended, the security has been de-listed from a national exchange, the security's primary trading market is temporarily closed at a time when under normal conditions it would be open, or the security's primary pricing source is not able or willing

17

SEI INVESTMENTS / PROSPECTUS

to provide a price. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee. Examples of factors the Committee may consider are: the facts giving rise to the need to fair value, the last trade price, the performance of the market or the issuer's industry, the liquidity of the security, the size of the holding in a Fund, or any other appropriate information.

A Fund's determination of a security's fair value price often involves the consideration of a number of subjective factors, and is therefore subject to the unavoidable risk that the value that the Fund assigns to a security may be higher or lower than the security's value would be if a reliable market quotation for the security was readily available.

MINIMUM PURCHASES

To purchase Class T Shares for the first time, you must invest at least $100,000 in any Fund, with minimum subsequent investments of at least $1,000. A Fund may accept investments of smaller amounts at its discretion.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

"Market timing" refers to a pattern of frequent purchases and sales of a Fund's shares, often with the intent of earning arbitrage profits. Market timing can harm other shareholders in various ways, including by diluting the value of the shareholders' holdings, increasing Fund transaction costs, disrupting portfolio management strategy, causing a Fund to incur unwanted taxable gains, and forcing a Fund to hold excess levels of cash.

The Funds are intended to be long-term investment vehicles and are not designed for investors that engage in short-term trading activity (i.e., a purchase of Fund shares followed shortly thereafter by a redemption of such shares, or vice versa, in an effort to take advantage of short-term market movements). This policy does not apply with respect to money market funds. The Funds' transfer agent will monitor trades in an effort to detect short-term trading activities. If, as a result of this monitoring, a Fund determines, in its sole discretion, that a shareholder has engaged in excessive short-term trading, it will refuse to process future purchases or exchanges into the Fund from that shareholder's account.

A shareholder will be considered to be engaging in excessive short-term trading in a Fund in the following circumstances:

i.  if the shareholder conducts four or more "round trips" in a Fund (other than a money market fund) in any twelve-month period. A round trip involves the purchase of shares of a Fund and subsequent redemption of all or most of those shares. An exchange into and back out of a Fund in this manner is also considered a round trip.

ii.  if a Fund determines, in its sole discretion, that a shareholder's trading activity constitutes excessive short-term trading, regardless of whether such shareholder exceeds the foregoing round trip threshold.

The Funds in their sole discretion also reserve the right to reject any purchase request (including exchange requests) for any reason without notice.

Judgments with respect to implementation of the Funds' policy are made uniformly and in good faith in a manner that the Funds believe is consistent with the best long-term interests of shareholders. When

18

SEI INVESTMENTS / PROSPECTUS

applying the Funds' policy, the Funds may consider (to the extent reasonably available) an investor's trading history in all SEI funds, as well as trading in accounts under common ownership, influence or control, and any other information available to the Funds.

The Funds' monitoring techniques are intended as a reasonable approach to identify and deter short-term trading in the Funds. However, despite the existence of these monitoring techniques, it is possible that short-term trading may occur in the Funds without being identified. For example, certain investors seeking to engage in short-term trading may be adept at taking steps to hide their identity or activity from the Funds' monitoring techniques. Operational or technical limitations may also limit the Funds' ability to identify short-term trading activity.

While it is the Funds' intention that intermediaries trading in Fund shares will assist the Funds in enforcing the Funds' policies, certain intermediaries may be unable or unwilling to effectively enforce the Funds' trading or exchange restrictions. The Funds will monitor trading activity coming from such intermediaries and take reasonable steps to seek cooperation from any intermediary through which the Funds believe short-term trading activity is taking place.

Certain of the SEI funds are sold to participant-directed employee benefit plans. The Funds' ability to monitor or restrict trading activity by individual participants in a plan may be constrained by regulatory restrictions or plan policies. In such circumstances, the Funds will take such action, which may include taking no action, as deemed appropriate in light of all the facts and circumstances.

The Fund may amend the policies and procedures in response to changing regulatory requirements or to enhance the effectiveness of the program.

FOREIGN INVESTORS

The Funds do not generally accept investments by non-U.S. persons. Non-U.S. persons may be permitted to invest in a Fund subject to the satisfaction of enhanced due diligence.

CUSTOMER IDENTIFICATION AND VERIFICATION AND ANTI-MONEY LAUNDERING PROGRAM

Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. Accounts for the Funds are generally opened through other financial institutions or financial intermediaries. When you open your account through your financial institution or financial intermediary, you will have to provide your name, address, date of birth, identification number and other information that will allow the financial institution or financial intermediary to identify you. This information is subject to verification by the financial institution or financial intermediary to ensure the identity of all persons opening an account.

Your financial institution or financial intermediary is required by law to reject your new account application if the required identifying information is not provided. Your financial institution or intermediary may contact you in an attempt to collect any missing information required on the application, and your application may be rejected if they are unable to obtain this information. In certain instances, your financial institution or financial intermediary is required to collect documents, which will be used solely to establish and verify your identity.

The Funds will accept investments and your order will be processed at the NAV next determined after receipt of your application in proper form (or upon receipt of all identifying information required on the application). The Funds, however, reserve the right to close and/or liquidate your account at the

19

SEI INVESTMENTS / PROSPECTUS

then-current day's price if the financial institution or financial intermediary through which you open your account is unable to verify your identity. As a result, you may be subject to a gain or loss on Fund shares and will be subject to corresponding tax consequences.

Customer identification and verification is part of the Funds' overall obligation to deter money laundering under Federal law. The Funds have adopted an Anti-Money Laundering Compliance Program designed to prevent the Funds from being used for money laundering or the financing of terrorist activities. In this regard, the Funds reserve the right to (i) refuse, cancel or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account services or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of a Fund or in cases when a Fund is requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if a Fund is required to withhold such proceeds.

How to Sell Your Fund Shares

If you hold Class T Shares, you may sell your shares on any Business Day by following the procedures established when you opened your account or accounts. If you have questions, call 1-800-DIAL-SEI. If you own your shares through an account with a broker or other institution, contact that broker or institution to sell your shares. Your financial institution or intermediary may charge a fee for its services. The sale price of each share will be the next NAV determined after the Funds receive your request or after the Funds' authorized intermediary receives your request if transmitted to the Funds in accordance with the Funds' procedures and applicable law.

RECEIVING YOUR MONEY

Normally, the Funds will make payment on your sale on the Business Day following the day on which they receive your request, but it may take up to seven days. You may arrange for your proceeds to be wired to your bank account.

REDEMPTIONS IN KIND

The Funds generally pay sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise (and for the protection of the Funds' remaining shareholders) the Funds might pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in kind). Although it is highly unlikely that your shares would ever be redeemed in kind, you would probably have to pay brokerage costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption.

SUSPENSION OF YOUR RIGHT TO SELL YOUR SHARES

A Fund may suspend your right to sell your shares if the NYSE restricts trading, the Securities and Exchange Commission declares an emergency or for other reasons. More information about this is in the SAI.

20

SEI INVESTMENTS / PROSPECTUS

How to Exchange Your Shares

You may exchange Class T Shares of any Fund for Class T Shares of any other Fund on any Business Day by contacting the Funds directly by mail or telephone. You may also exchange shares through your financial institution or intermediary by telephone. This exchange privilege may be changed or canceled at any time upon 60 days' notice. When you exchange shares, you are really selling your shares and buying other Fund shares. So, your sale price and purchase price will be based on the NAV next calculated after the Funds receive your exchange request.

TELEPHONE TRANSACTIONS

Purchasing and selling Fund shares over the telephone is extremely convenient, but not without risk. The Funds have certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions. If the Funds follow these procedures, the Funds will not be responsible for any losses or costs incurred by following telephone instructions that the Funds reasonably believe to be genuine.

Distribution of Fund Shares

SEI Investments Distribution Co. (SIDCo.) is the distributor of the shares of the Funds. SIDCo. receives no compensation for distributing the Funds' Class T Shares.

For Class T Shares, shareholder servicing fees, as a percentage of average daily net assets, may be up to 0.25%.

For Class T Shares, administrative servicing fees, as a percentage of average daily net assets, may be up to 0.30%.

DISCLOSURE OF PORTFOLIO HOLDINGS INFORMATION

Portfolio holdings information for a Fund can be obtained on the Internet at the following address: http://www.seic.com/holdings_home.asp (the Portfolio Holdings Website). Ten calendar days after each month end, a list of the top ten portfolio holdings in each Fund as of the end of such month shall be made available on the Portfolio Holdings Website. Thirty calendar days after the end of each month, a list of all portfolio holdings in each Fund as of the end of such month shall be made available on the Portfolio Holdings Website. Beginning on the day after any portfolio holdings information is posted on the Portfolio Holdings Website, such information will be delivered directly to any person that requests it, through electronic or other means. The portfolio holdings information placed on the Portfolio Holdings Website shall remain there until the first business day of the fifth month after the date to which the data relates, at which time it will be permanently removed from the site.

Additional information regarding the Funds' policy and procedures on the disclosure of portfolio holdings information is available in the SAI.

21

SEI INVESTMENTS / PROSPECTUS

DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividends and Distributions

The Funds distribute their investment income quarterly as a dividend to shareholders. The Funds make distributions of capital gains, if any, at least annually.

You will receive dividends and distributions in cash unless otherwise stated.

Taxes

Please consult your tax advisor regarding your specific questions about federal, state and local income taxes. Below the Funds have summarized some important tax issues that affect the Funds and their shareholders. This summary is based on current tax laws, which may change.

At least annually, each Fund will distribute substantially all of its net investment income and net realized capital gains, if any. If you are a taxable investor, the dividends and distributions you receive may be subject to federal, state and local taxation, depending upon your tax situation. If so, they are taxable whether or not you reinvest them. Income distributions are generally taxable at ordinary income tax rates except to the extent they are designated as qualified dividend income. Dividends that are qualified dividend income are eligible for the reduced maximum rate to individuals of 15% (5% for individuals in lower tax brackets) to the extent that a Fund receives qualified dividend income. Qualified dividend income may include dividend income from certain foreign corporations (e.g., foreign corporations incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States, or the stock of which is readily tradable on an established securities market in the United States). Capital gains distributions are generally taxable at the rates applicable to long-term capital gains regardless of how long you have held your Fund shares. Long-term capital gains are currently taxable at the maximum rate of 15%. Absent further legislation, the maximum 15% rate on qualified dividend income and long-term capital gains will cease to apply to taxable years beginning after December 31, 2008.

Each sale of Fund shares may be a taxable event. For tax purposes, an exchange of your Fund shares for shares of a different Fund is the same as a sale. Currently, any capital gain or loss realized upon a sale or exchange of Fund shares is generally treated as long-term gain or loss if the shares have been held for more than one year. Capital gain or loss realized upon a sale or exchange of Fund shares held for one year or less is generally treated as short-term gain or loss, except that any capital loss on the sale of the Fund shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such Fund shares.

If you have a tax-advantaged retirement account, you will generally not be subject to federal taxation on income and capital gain distributions until you begin receiving your distributions from your retirement account. You should consult your tax advisor regarding the rules governing your own retirement plan.

More information about taxes is in the Funds' SAI.

22

SEI INVESTMENTS / PROSPECTUS

FINANCIAL HIGHLIGHTS

The tables that follow present performance information about the Class T Shares of the Funds. This information is intended to help you understand each Fund's financial performance for the past five years, or, if shorter, the period of the Fund's operations. Some of this information reflects financial information for a single Fund share. The total returns in the tables represent the rate that you would have earned (or lost) on an investment in a Fund, assuming you reinvested all of your dividends and distributions.

This information has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm. Their report, along with each Fund's financial statements, appears in the Funds' annual report that accompanies the SAI. You can obtain the Funds' annual report, which contains more performance information, at no charge by calling 1-800-DIAL-SEI.

FOR THE PERIODS ENDED MAY 31,
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

		Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gains on Securities		Total from Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Total Dividends and Distributions
Large Cap Fund
CLASS T
2005		$14.49	$0.14	(3)	$0.97	(3)	$1.11	$(0.08)	$-	$(0.08)
2004		12.45	0.11	(3)	2.06	(3)	2.17	(0.13)	-	(0.13)
2003	(1)	11.43	0.04	(3)	1.02	(3)	1.06	(0.04)	-	(0.04)
Small Cap Fund
CLASS T
2005		$14.65	$-	(3)	$1.36	(3)	$1.36	$(0.01)	$(1.83)	$(1.84)
2004		11.57	(0.01	)(3)	3.58	(3)	3.57	(0.01)	(0.48)	(0.49)
2003	(2)	10.47	0.01	(3)	1.11	(3)	1.12	(0.02)	-	(0.02)

		Net Asset Value, End of Period	Total Return†	Net Assets End of Period ($ Thousands)	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Expenses to Average Net Assets (Excluding Waivers)	Portfolio Turnover Rate†
Large Cap Fund
CLASS T
2005		$15.52	7.67%	$34	0.81%	0.97%	1.02%	43%
2004		14.49	17.51	31	0.81	0.76	1.03	109
2003	(1)	12.45	9.28	213	0.81	0.66	1.02	51
Small Cap Fund
CLASS T
2005		$14.17	9.14%	$106	1.09%	(0.03)%	1.27%	94%
2004		14.65	31.07	206	1.09	(0.10)	1.27	135
2003	(2)	11.57	10.69	186	1.09	0.10	1.27	97

† Returns and portfolio turnover rates are for the period indicated and have not been annualized. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemption of Fund shares.

(1) Commenced operations on December 13, 2002. All ratios for the period have been annualized.

(2) Commenced operations on November 26, 2002. All ratios for the period have been annualized.

(3) Per share net investment income and net realized and unrealized gains calculated using average shares.

Amounts designated as "-" are zero or have been rounded to zero.

23

Notes:

Notes:

Notes:

Notes:

Notes:

Large Cap Fund Small Cap Fund Large Cap Fund Small Cap Fund Large Cap Fund Small Cap Fund Large Cap Fund Small Cap Fund Large Cap Fund Small Cap Fund Large Cap Fund Small Cap Fund Large Cap Fund Small Cap Fund Large Cap Fund Small Cap Fund Large Cap Fund Small Cap Fund Large Cap Fund Small Cap Fund Large Cap Fund Small Cap Fund Large Cap Fund Small Cap Fund Large Cap Fund Small Cap Fund Large Cap Fund Small Cap Fund Large Cap Fund Small Cap Fund Large Cap Fund Small Cap Fund Large Cap Fund Small Cap Fund Large Cap Fund Small Cap Fund Large Cap Fund Small Cap Fund Large Cap Fund Small Cap Fund Large Cap Fund Small Cap Fund Large Cap Fund Small Cap Fund Large Cap Fund Small Cap Fund Large Cap Fund Small Cap Fund Large Cap Fund Small Cap Fund Large Cap Fund Small Cap Fund Large Cap Fund Small Cap Fund Large Cap Fund Small Cap Fund Large Cap Fund Small Cap Fund Large Cap Fund Small Cap Fund Large Cap Fund Small Cap Fund Large Cap Fund Small Cap Fund Large Cap Fund Small Cap Fund Large Cap Fund Small Cap Fund Large Cap Fund Small Cap Fund Large Cap Fund Small Cap Fund Large Cap Fund Small Cap Fund Large Cap Fund Small Cap Fund Large Cap Fund Small Cap Fund Large Cap Fund Small Cap Fund Large Cap Fund Small Cap Fund Large Cap Fund Small Cap Fund Large Cap Fund

More information about the Funds is available without charge through the following:

Statement of Additional Information (SAI)

The SAI dated September 30, 2005 includes detailed information about SEI Institutional Investments Trust. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.

Annual and Semi-Annual Reports

These reports list the Funds' holdings and contain information from the Funds' managers about Fund strategies and market conditions and trends and their impact on Fund performance. The reports also contain detailed financial information about the Funds.

To Obtain an SAI, Annual or Semi-Annual Report, or
More Information:

By Telephone:  Call 1-8OO-DIAL-SEI

By Mail:   Write to the Funds at:
  One Freedom Valley Drive
  Oaks, PA 19456

By Internet:  http://www.seic.com/holdings_home.asp

From the SEC: You can obtain the SAI or the Annual and Semi-Annual Reports, as well as other information about SEI Institutional Investments Trust, from the EDGAR Database on the SEC's website ("http://www.sec.gov"). You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 1-202-942-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-0102. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following public address: publicinfo@sec.gov.

SEI Institutional Investments Trust's Investment Company Act registration number is 811-7257.

SEI-F-146 (9/05)

SEI Institutional Investments Trust

Large Cap Fund

Small Cap Fund

Class T

Prospectus as of
September 30, 2005

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

SEI INSTITUTIONAL INVESTMENTS TRUST

Adviser:

SEI Investments Management Corporation

Administrator:

SEI Investments Fund Management

Distributor:

SEI Investments Distribution Co.

Sub-Advisers:

Acadian Asset Management Inc.
Alliance Capital Management L.P.
Analytic Investors, Inc.
Aronson+Johnson+Ortiz, LP
Artisan Partners Limited Partnership
Ashmore Investment Management Limited
Barclays Global Fund Advisors
BlackRock Advisors, Inc.
The Boston Company Asset Management LLC
Bridgewater Associates, Inc.
Capital Guardian Trust Company
Citigroup Asset Management, Limited
David J. Greene and Company, LLC
Delaware Management Company, a series of
  Delaware Management Business Trust
Emerging Markets Management, L.L.C.
Enhanced Investment Technologies, LLC
Fischer Francis Trees & Watts, Inc. and its
  affiliates
Fisher Investments, Inc.
Franklin Portfolio Associates, LLC
Fuller & Thaler Asset Management, Inc.
Goldman Sachs Asset Management, L.P.
ING Investment Management Co.
Integrity Asset Management, LLC
J.P. Morgan Investment Management, Inc.
Lee Munder Investments, Ltd.
LSV Asset Management
Martingale Asset Management, L.P.
Mazama Capital Management, Inc.
McKinley Capital Management Inc.
Metropolitan West Asset Management LLC
Montag & Caldwell, Inc.
Morgan Stanley Investment Management Inc.
  and Morgan Stanley Investment
  Management Limited
Nomura Corporate Research and
  Asset Management Inc.
Peregrine Capital Management Inc.
Quantitative Management Associates LLC
Rexiter Capital Management Limited
Security Capital Research & Management
  Incorporated
Smith Breeden Associates, Inc.
Wellington Management Company, LLP
Wells Capital Management, Inc.
Western Asset Management Company
Western Asset Management Company Limited

This Statement of Additional Information is not a Prospectus. It is intended to provide additional information regarding the activities and operations of the SEI Institutional Investments Trust (the "Trust") and should be read in conjunction with the Trust's Prospectus relating to Class A Shares of the Large Cap Fund, Large Cap Disciplined Equity Fund, Large Cap Index Fund, Small/Mid Cap Equity Fund, Small Cap Fund, International Equity Fund, Emerging Markets Equity Fund, World Equity Ex-US Fund, Core Fixed Income Fund, High Yield Bond Fund, Long Duration Fund, Extended Duration Fund, International Fixed Income Fund and Global Equity Fund, and the Prospectus relating to Class T Shares of the Large Cap Fund and Small Cap Fund, each dated September 30, 2005. A Prospectus may be obtained upon request and without charge by writing the Trust's distributor, SEI Investments Distribution Co., One Freedom Valley Drive, Oaks, Pennsylvania 19456.

The Trust's financial statements for the fiscal year ended May 31, 2005, including notes thereto and the report of PricewaterhouseCoopers LLP thereon, are herein incorporated by reference from the Trust's 2005 Annual Report. A copy of the 2005 Annual Report must accompany the delivery of this Statement of Additional Information.

September 30, 2005

TABLE OF CONTENTS

THE TRUST	S-3

INVESTMENT OBJECTIVES AND POLICIES	S-4

DESCRIPTION OF PERMITTED INVESTMENTS AND RISK FACTORS	S-12

American Depositary Receipts	S-12

Asset-Backed Securities	S-12

Commercial Paper	S-13

Construction Loans	S-13

Equity-Linked Warrants	S-14

Equity Securities	S-14

Fixed Income Securities	S-15

Foreign Securities	S-17

Forward Foreign Currency Contracts	S-17

Futures and Options on Futures	S-19

Illiquid Securities	S-20

Investment Companies	S-20

Money Market Securities	S-21

Mortgage-Backed Securities	S-21

Mortgage Dollar Rolls	S-23

Obligations of Domestic Banks, Foreign Banks and Foreign Branches of U.S. Banks	S-24

Obligations of Supranational Agencies	S-24

Options	S-24

Privatizations	S-26

Put Transactions	S-26

Receipts	S-27

REITs	S-27

Repurchase Agreements	S-27

Reverse Repurchase Agreements and Sale-Buybacks	S-28

Securities Lending	S-28

Short Sales	S-29

Swaps, Caps, Floors, Collars and Swaptions	S-29

U.S. Government Securities	S-31

Variable and Floating Rate Instruments	S-32

When-Issued and Delayed Delivery Securities	S-32

Yankee Obligations	S-32

Zero Coupon Securities	S-32

INVESTMENT LIMITATIONS	S-33

THE ADMINISTRATOR AND TRANSFER AGENT	S-40

THE ADVISER AND THE SUB-ADVISERS	S-41

DISTRIBUTION AND SHAREHOLDER SERVICING	S-109

TRUSTEES AND OFFICERS OF THE TRUST	S-110

PROXY VOTING POLICIES AND PROCEDURES	S-116

PURCHASE AND REDEMPTION OF SHARES	S-117

TAXES	S-117

FUND PORTFOLIO TRANSACTIONS	S-120

DISCLOSURE OF PORTFOLIO HOLDINGS INFORMATION	S-126

DESCRIPTION OF SHARES	S-127

LIMITATION OF TRUSTEES' LIABILITY	S-127

CODES OF ETHICS	S-127

VOTING	S-127

SHAREHOLDER LIABILITY	S-128

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES	S-128

MASTER/FEEDER OPTION	S-131

CUSTODIANS	S-132

EXPERTS	S-132

LEGAL COUNSEL	S-132

APPENDIX A-DESCRIPTION OF RATINGS	A-1

September 30, 2005

THE TRUST

SEI Institutional Investments Trust (the "Trust") is an open-end management investment company that has diversified and non-diversified funds. The Trust was organized as a Massachusetts business trust under a Declaration of Trust dated March 1, 1995. The Declaration of Trust permits the Trust to offer separate series ("funds") of units of beneficial interest ("shares") and different classes of shares. Shareholders may purchase shares in certain funds through separate classes. Class A and Class T shares may be offered, which may provide for variations in transfer agent fees, shareholder service fees, dividends and certain voting rights. Except for such differences, each share of each fund represents an equal proportionate interest in that fund with each other share of that fund.

The management and affairs of the Trust are supervised by the Trustees under the laws of the Commonwealth of Massachusetts. The Trustees have approved contracts under which, as described in this Statement of Additional Information, certain companies provide essential management services to the Trust. All consideration received by the Trust for shares of any fund, and all assets of such fund, belong to that fund and would be subject to the liabilities related thereto. The Trust pays its expenses, including the fees of its service providers, audit and legal expenses, expenses of preparing prospectuses, proxy solicitation materials and reports to shareholders, costs of custodial services and registering the shares under federal and state securities laws, pricing, insurance expenses, litigation and other extraordinary expenses, brokerage costs, interest charges, taxes and organizational expenses.

This Statement of Additional Information relates to the following funds: Large Cap, Large Cap Disciplined Equity, Small/Mid Cap Equity, Small Cap, Core Fixed Income, High Yield Bond, International Fixed Income, Emerging Markets Equity, International Equity, World Equity Ex-US, Global Equity, Large Cap Index, Long Duration and Extended Duration Funds (each a "Fund" and, together, the "Funds").

The Large Cap Index Fund is not promoted, sponsored or endorsed by, nor in any way affiliated with Frank Russell Company. Frank Russell Company is not responsible for and has not reviewed the Large Cap Index Fund nor any associated literature or publications and Frank Russell Company makes no representation or warranty, express or implied, as to their accuracy, or completeness, or otherwise. Frank Russell Company reserves the right, at any time and without notice, to alter, amend, terminate or in any way change the Russell Indexes. Frank Russell Company has no obligation to take the needs of any particular fund or its participants or any other product or person into consideration in determining, composing or calculating any of the Russell Indexes.

Frank Russell Company's publication of the Russell Indexes in no way suggests or implies an opinion by Frank Russell Company as to the attractiveness or appropriateness of investment in any or all securities upon which the Russell Indexes are based. FRANK RUSSELL COMPANY MAKES NO REPRESENTATION, WARRANTY, OR GUARANTEE AS TO THE ACCURACY, COMPLETENESS, RELIABILITY, OR OTHERWISE OF THE RUSSELL INDEXES OR ANY DATA INCLUDED IN THE RUSSELL INDEXES. FRANK RUSSELL COMPANY MAKES NO REPRESENTATION, WARRANTY OR GUARANTEE REGARDING THE USE, OR THE RESULTS OF USE, OF THE RUSSELL INDEXES OR ANY DATA INCLUDED THEREIN, OR ANY SECURITY (OR COMBINATION THEREOF) COMPRISING THE RUSSELL INDEXES. FRANK RUSSELL COMPANY MAKES NO OTHER EXPRESS OR IMPLIED WARRANTY, AND EXPRESSLY DISCLAIMS ANY WARRANTY, OF ANY KIND, INCLUDING WITHOUT LIMITATION, ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE RUSSELL INDEXES OR ANY DATA OR ANY SECURITY (OR COMBINATION THEREOF) INCLUDED THEREIN.

INVESTMENT OBJECTIVES AND POLICIES

LARGE CAP FUND-The Large Cap Fund seeks to provide long-term growth of capital and income.

Under normal circumstances, the Fund will invest at least 80% of its net assets in equity securities of large companies. The Fund will invest primarily in common stocks of U.S. companies with market capitalizations of more than $1 billion at the time of purchase. These securities may include common stocks, preferred stocks, warrants and derivative instruments whose value is based on an underlying equity security or basket of equity securities. Any remaining assets may be invested in investment grade fixed income securities (i.e., rated in one of the four highest rating categories by a nationally recognized statistical rating organization ("NRSRO") at the time of investment, or determined by a Sub-Adviser to be of equivalent quality), including variable and floating rate securities, or in equity securities of smaller companies that the Fund's Sub-Advisers believe are appropriate in light of the Fund's objective. The Fund may also purchase illiquid securities, shares of other investment companies and real estate investment trusts ("REITs"), when-issued and delayed-delivery securities and zero coupon obligations. The Fund may also borrow money and lend its securities to qualified borrowers. In addition, the Fund may invest in securities and use any of the investment strategies and techniques included in the section entitled "Description of Permitted Investments and Risk Factors" except as described therein.

The Fund may purchase shares of exchange-traded funds ("ETFs") to gain exposure to a particular portion of the market while awaiting an opportunity to purchase securities directly. Pursuant to an order issued by the Securities and Exchange Commission (the "SEC"), the Fund may invest in iShares ETFs in excess of the 5% and 10% limits set forth in Section 12(d)(1)(A) of the Investment Company Act of 1940, as amended (the "1940 Act"), provided that the Fund complies with the conditions of the SEC, as they may be amended, and any other applicable investment limitations.

Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities.

LARGE CAP DISCIPLINED EQUITY FUND-The Large Cap Disciplined Equity Fund seeks to provide capital appreciation.

Under normal circumstances, the Fund will invest at least 80% of its net assets in equity securities of large companies. These securities may include common stocks, preferred stocks, warrants, exchange-traded funds based on a large cap equity index and derivative instruments whose value is based on an underlying equity security or basket of equity securities. The Fund will invest primarily in common stocks of U.S. companies with market capitalizations in the range of companies in the S&P 500 Composite Stock Price Index (the "S&P 500 Index") (between $840 million and $377.7 billion as of August 31, 2005). The Fund may also engage in short sales and derivative strategies. The Fund seeks to exceed the total return of the S&P 500 Index, with a similar level of volatility, by investing primarily in a portfolio of common stocks included in the S&P 500 Index, as well as other equity securities and derivative instruments whose value is derived from the performance of the S&P 500 Index. In addition, the Fund may invest in securities and use any of the investment strategies and techniques included in the section entitled "Description of Permitted Investments and Risk Factors" except as described therein.

Certain Sub-Advisers use portfolio strategies that are designed to correlate with a portfolio of large cap equity securities, but which are composed of derivative instruments backed by other types of securities. The Sub-Advisers purchase derivatives, generally using only a fraction of the assets that would be needed to purchase the equity securities directly, so that the remainder of the assets in a portfolio may be invested in other types of securities. Therefore, a Sub-Adviser would seek to outperform a large cap benchmark by purchasing derivatives correlated to a broad large cap index, and investing the remaining assets in other types of securities to add excess return. This portion of the Fund's assets may be invested in a wide range of asset classes other than large cap equities. Pursuant to a derivatives strategy, the Fund may invest in U.S. and foreign, including emerging market, corporate and government fixed income securities of different types and maturities, including mortgage-backed or other asset-backed securities, securities rated below investment grade (junk bonds), and repurchase or reverse repurchase agreements. In managing the Fund's currency exposure for foreign securities, the Sub-Advisers may buy and sell currencies for hedging or for speculative purposes. The amount of the Fund's portfolio that may be allocated to derivative strategies is expected to vary over time.

The Fund may purchase shares of ETFs to gain exposure to a particular portion of the market while awaiting an opportunity to purchase securities directly. Pursuant to an order issued by the SEC, the Fund may invest in iShares ETFs in excess of the 5% and 10% limits set forth in Section 12(d)(1)(A) of the 1940 Act, provided that the Fund has described ETF investments in its Prospectus and otherwise complies with the conditions of the SEC, as they may be amended, and any other applicable investment limitations.

Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities.

SMALL/MID CAP EQUITY FUND-The Small/Mid Cap Equity Fund seeks to provide long-term capital appreciation.

Under normal circumstances, the Fund will invest at least 80% of its net assets in equity securities of small and medium sized companies. The Fund will invest primarily in common stocks of U.S. companies with market capitalizations in the range of companies in the Russell 2500 Index (between $58 million and $6.4 billion as of August 31, 2005). In addition, the Fund may invest in securities and use any of the investment strategies and techniques included in the section entitled "Description of Permitted Investments and Risk Factors" except as described therein.

The Fund may purchase shares of ETFs to gain exposure to a particular portion of the market while awaiting an opportunity to purchase securities directly. Pursuant to an order issued by the SEC, the Fund may invest in iShares ETFs in excess of the 5% and 10% limits set forth in Section 12(d)(1)(A) of the 1940 Act, provided that the Fund has described ETF investments in its Prospectus and otherwise complies with the conditions of the SEC, as they may be amended, and any other applicable investment limitations.

SMALL CAP FUND-The investment objective of the Small Cap Fund is capital appreciation.

Under normal circumstances, the Fund will invest at least 80% of its net assets in the equity securities of small companies. The Fund will invest primarily in common stocks of U.S. companies with market capitalizations in the range of companies in the Frank Russell 2000 Index or the S&P SmallCap 600 Index. The market capitalization range and the composition of both the Frank Russell 2000 Index and the S&P SmallCap 600 Index are subject to change. Any remaining assets may be invested in investment grade fixed income securities (i.e., rated in one of the four highest rating categories by an NRSRO at the time of investment, or determined by a Sub-Adviser to be of equivalent quality), including variable and floating rate securities, or in equity securities of larger companies that the Fund's Sub-Advisers believe are appropriate in light of the Fund's objective. The Fund may also purchase illiquid securities, shares of other investment companies and REITs, when-issued and delayed-delivery securities and zero coupon obligations. The Fund may also borrow money and lend its securities to qualified borrowers.

The Fund may purchase shares of ETFs to gain exposure to a particular portion of the market while awaiting an opportunity to purchase securities directly. Pursuant to an order issued by the SEC, the Fund may invest in iShares ETFs in excess of the 5% and 10% limits set forth in Section 12(d)(1)(A) of the 1940 Act, provided that the Fund complies with the conditions of the SEC, as they may be amended, and any other applicable investment limitations.

Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities.

INTERNATIONAL EQUITY FUND-The International Equity Fund seeks to provide capital appreciation.

Under normal circumstances, the Fund will invest at least 80% of its net assets in equity securities. The Fund will invest primarily in common stocks and other equity securities of foreign companies located in at least three different countries. The Fund primarily invests in companies located in developed countries, but may also invest in companies located in emerging market countries. Any remaining assets will be invested in U.S. or non-U.S. cash reserves and money market instruments, as well as variable and floating rate securities. The Fund may also purchase equity-linked warrants, illiquid securities, shares of other investment companies, obligations of supranational entities, when-issued and delayed-delivery securities and zero coupon obligations. The Fund may also borrow money, enter into forward foreign currency and swap contracts and lend its securities to qualified borrowers.

Securities of non-U.S. issuers purchased by the Fund may be purchased on exchanges in foreign markets, on U.S. registered exchanges or the domestic or foreign over-the-counter markets.

The Fund may purchase shares of ETFs to gain exposure to a particular portion of the market while awaiting an opportunity to purchase securities directly. Pursuant to an order issued by the SEC, the Fund may invest in iShares ETFs in excess of the 5% and 10% limits set forth in Section 12(d)(1)(A) of the 1940 Act, provided that the Fund complies with the conditions of the SEC, as they may be amended, and any other applicable investment limitations.

Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities.

EMERGING MARKETS EQUITY FUND-The Emerging Markets Equity Fund seeks to provide capital appreciation.

Under normal circumstances, the Fund will invest at least 80% of its net assets in equity securities of emerging market issuers. The Fund will invest primarily in common stocks and other equity securities of foreign companies located in emerging market countries. The Fund normally maintains investments in at least six emerging market countries, and does not invest more than 35% of its total assets in any one emerging market country. The Fund defines an emerging market country as any country the economy and market of which the World Bank or the United Nations considers to be emerging or developing. The Fund's Sub-Advisers consider emerging market issuers to include companies the securities of which are principally traded in the capital markets of emerging market countries; that derive at least 50% of their total revenue from either goods produced, sales made or services rendered in emerging market countries, regardless of where the securities of such companies are principally traded; or that are organized under the laws of and have a principal office in an emerging market country.

The Fund may invest any remaining assets in equity-linked warrants, investment grade fixed income securities (i.e., rated in one of the four highest rating categories by an NRSRO at the time of investment, or determined by a Sub-Adviser to be of equivalent quality), including variable and floating rate securities, of emerging market governments and companies, and may invest up to 5% of its total assets in securities that are rated below investment grade, and may invest in securities lower than "C" by Moody's or "D" by S&P. Bonds rated below investment grade are often referred to as "junk bonds." Such securities involve greater risk of default or price volatility than investment grade securities. Certain securities issued by governments of emerging market countries are or may be eligible for conversion into investments in emerging market companies under debt conversion programs sponsored by such governments.

When in the Fund's Sub-Advisers' opinion there is an insufficient supply of suitable securities from emerging market issuers, the Fund may invest up to 20% of its total assets in the equity securities of non-emerging market companies contained in the Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE) Index. These companies typically have larger average market capitalizations than the emerging market companies in which the Fund generally invests.

Securities of non-U.S. issuers purchased by the Fund may be purchased on exchanges in foreign markets, on U.S. registered exchanges or the domestic or foreign over-the-counter markets, and may be purchased in initial public offerings. The Fund may also purchase illiquid securities, including "special situation" securities, shares of other investment companies, obligations of supranational entities, when-issued and delayed-delivery securities and zero coupon obligations. The Fund may also borrow money, enter into forward foreign currency transactions, enter into swap transactions, including caps, collars, floors, total return swaps and swaptions and lend its securities to qualified borrowers.

The Fund's Sub-Advisers believe that carefully selected investments in joint ventures, cooperatives, partnerships, private placements, unlisted securities and other similar situations (collectively, "special situations") could enhance the Fund's capital appreciation potential. Investments in special situations may be illiquid, as determined by the Fund's Sub-Advisers based on criteria approved by the Board of Trustees. To the extent these investments are deemed illiquid, the Fund's investment in them will be consistent with its 15% restriction on investment in illiquid securities.

The Fund may purchase shares of ETFs to gain exposure to a particular portion of the market while awaiting an opportunity to purchase securities directly. Pursuant to an order issued by the SEC, the Fund may invest in iShares ETFs in excess of the 5% and 10% limits set forth in Section 12(d)(1)(A) of the 1940 Act, provided that the Fund complies with the conditions of the SEC, as they may be amended, and any other applicable investment limitations.

WORLD EQUITY EX-US FUND-The World Equity Ex-US Fund seeks to provide capital appreciation.

Under normal circumstances, the Fund will invest at least 80% of its net assets in equity securities of foreign companies. These securities may include common stocks, preferred stocks, warrants, equity options and related equity based derivative instruments. The Fund will invest primarily in common stocks and other equity securities of foreign issuers located in developed and emerging market countries. The Fund will not invest more than 30% of its assets in the common stocks or other equity securities of issuers in emerging market countries.

The Fund may purchase shares of ETFs to gain exposure to a particular portion of the market while awaiting an opportunity to purchase securities directly. Pursuant to an order issued by the SEC, the Fund may invest in iShares ETFs in excess of the 5% and 10% limits set forth in Section 12(d)(1)(A) of the 1940 Act, provided that the Fund complies with the conditions of the SEC, as they may be amended, and any other applicable investment limitations.

In addition, the Fund may invest in securities and use investment strategies and techniques included in the section entitled "Description of Permitted Investments and Risk Factors" except as described therein.

GLOBAL EQUITY FUND-The Global Equity Fund seeks to provide capital appreciation.

Under normal circumstances, the Fund will invest at least 80% of its net assets in equity securities. These securities may include common stocks, preferred stocks, warrants, equity options and related equity based derivative instruments. The Fund will invest primarily in common stocks and other equity securities of issuers located in developed market countries, including the United States. The Fund may also invest, to a limited extent, in securities of issuers located in emerging market countries. The Fund will not invest more than 15% of its assets in the common stock or other securities of issuers located in emerging market countries.

In addition, the Fund may invest in securities and use investment strategies and techniques included in the section entitled "Description of Permitted Investments and Risk Factors."

LONG DURATION FUND-The Long Duration Fund seeks to provide investors with return characteristics similar to those of high-quality corporate bonds, with a duration range of 10-13 years.

Under normal circumstances, the Fund will invest at least 80% of its net assets in fixed income securities and synthetic instruments or derivatives having economic characteristics similar to fixed income securities. The Fund invests in a broad array of high quality fixed income instruments, including securities issued or guaranteed by the U.S. Government and its agencies and instrumentalities, asset-backed securities, mortgage-backed securities and collateralized mortgage-backed securities. The Fund will invest substantially in derivative securities, including interest rate swap agreements and treasury futures contracts, for the purpose of managing the overall duration of the Fund's portfolio of fixed income securities. The Fund will not invest in derivative securities for speculative purposes. In addition, the Fund may invest in securities and use investment strategies and techniques included in the section entitled "Description of Permitted Investments and Risk Factors."

The Fund will invest primarily in fixed income securities rated in one of the three highest rating categories by a major rating agency, or determined by the Sub-Adviser to be of equivalent quality and, to a more limited extent, in fixed income securities rated in the fourth highest rating category by a major rating agency, or determined by the Sub-Adviser to be of equivalent quality. The Fund is expected to maintain a dollar-weighted average duration between ten and thirteen years.

The Fund may purchase shares of ETFs to gain exposure to a particular portion of the market while awaiting an opportunity to purchase securities directly. Pursuant to an order issued by the SEC, the Fund may invest in iShares ETFs in excess of the 5% and 10% limits set forth in Section 12(d)(1)(A) of the 1940 Act, provided that the Fund complies with the conditions of the SEC, as they may be amended, and any other applicable investment limitations.

Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities.

EXTENDED DURATION FUND-The Extended Duration Fund seeks to provide investors with return characteristics similar to those of high-quality corporate bonds, with a duration range of 23-26 years.

Under normal circumstances, the Fund will invest at least 80% of its net assets in fixed income securities and synthetic instruments or derivatives having economic characteristics similar to fixed income securities. The Fund invests in a broad array of high quality fixed income instruments, including securities issued or guaranteed by the U.S. Government and its agencies and instrumentalities, asset-backed securities, mortgage-backed securities and collateralized mortgage-backed securities. The Fund will invest substantially in derivative securities, including interest rate swap agreements and treasury futures contracts, for the purpose of managing the overall duration of the Fund's portfolio of fixed income securities. The Fund will not invest in derivative securities for speculative purposes. In addition, the Fund may invest in securities and use investment strategies and techniques included in the section entitled "Description of Permitted Investments and Risk Factors."

The Fund will invest primarily in fixed income securities rated in one of the three highest rating categories by a major rating agency, or determined by the Sub-Adviser to be of equivalent quality and, to a more limited extent, in fixed income securities rated in the fourth highest rating category by a major rating agency, or determined by the Sub-Adviser to be of equivalent quality. The Fund is expected to maintain a dollar-weighted average duration between twenty-three and twenty-six years.

The Fund may purchase shares of ETFs to gain exposure to a particular portion of the market while awaiting an opportunity to purchase securities directly. Pursuant to an order issued by the SEC, the Fund may invest in iShares ETFs in excess of the 5% and 10% limits set forth in Section 12(d)(1)(A) of the 1940 Act, provided that the Fund complies with the conditions of the SEC, as they may be amended, and any other applicable investment limitations.

Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities.

CORE FIXED INCOME FUND-The investment objective of the Core Fixed Income Fund is current income consistent with the preservation of capital.

Under normal circumstances, the Fund will invest at least 80% of its net assets in fixed income securities. The Fund will invest primarily in investment grade U.S. corporate and government fixed income securities, including mortgage-backed securities. The Fund may acquire all types of fixed income securities issued by domestic and foreign private and governmental issuers, including mortgage-backed and asset-backed securities and variable and floating rate securities. The Fund may invest not only in traditional fixed income securities, such as bonds and debentures, but in structured securities that make interest and principal payments based upon the performance of specified assets or indices. Structured securities include mortgage-backed securities, such as pass-through certificates, collateralized mortgage obligations and interest and principal only components of mortgage-backed securities. The Fund may also invest in mortgage dollar roll transactions, construction loans, Yankee obligations, illiquid securities, shares of other investment companies, obligations of supranational agencies, swaps, including caps, floors, collars and swaptions, warrants, when-issued and delayed-delivery securities, zero coupon obligations and enter into futures and foreign currency contracts. The Fund may also borrow money and lend its securities to qualified borrowers.

While each Sub-Adviser chooses securities of different types and maturities, the Fund, in the aggregate, generally will have a dollar-weighted average duration that is consistent with that of the broad U.S. fixed income market as represented by the Lehman Brothers Aggregate Bond Index. The dollar-weighted average duration of the Lehman Brothers Aggregate Bond Index varies significantly over time, but as of August 31, 2005 it was 4.26 years.

The Fund may purchase shares of ETFs to gain exposure to a particular portion of the market while awaiting an opportunity to purchase securities directly. Pursuant to an order issued by the SEC, the Fund may invest in iShares ETFs in excess of the 5% and 10% limits set forth in Section 12(d)(1)(A) of the 1940 Act, provided that the Fund complies with the conditions of the SEC, as they may be amended, and any other applicable investment limitations.

Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities.

HIGH YIELD BOND FUND-The High Yield Bond Fund seeks to maximize total return.

Under normal circumstances, the Fund will invest at least 80% of its net assets in high yield fixed income securities. The Fund will invest primarily in fixed income securities rated below investment grade ("junk bonds"), including corporate bonds and debentures, convertible and preferred securities, and zero coupon obligations. In managing the Fund's assets, the Sub-Advisers and, to a limited extent, SIMC select securities that offer a high current yield as well as total return potential. The Fund may acquire all types of fixed income securities issued by domestic and foreign private and governmental issuers, including mortgage-backed and asset-backed securities, and variable and floating rate securities. Any remaining assets may be invested in equity, investment grade fixed income and money market securities that the Sub-Advisers believe are appropriate in light of the Fund's objective.

"Junk bonds" generally entail increased credit and market risk. These securities may have predominantly speculative characteristics or may be in default. See "Lower Rated Securities" in "Description of Permitted Investments and Risk Factors" for additional information about "lower rated securities" or "junk bonds." The achievement of the Fund's investment objective may be more dependent on the Sub-Advisers' own credit analysis than would be the case if the Fund invested in higher rated securities. The Fund's Sub-Advisers will consider ratings, but will perform their own analyses and will not rely principally on ratings. The Fund's Sub-Advisers will consider, among other things, the price of the security and the financial history and condition, the prospects and the management of an issuer in selecting securities for the Fund. There is no limit on the maturity or on the credit quality of any security. The Fund's average weighted maturity may vary, and will generally not exceed ten years.

The Fund may also invest in Yankee obligations, illiquid securities, shares of other investment companies and REITs, warrants, when-issued and delayed-delivery securities, zero coupon obligations, collateralized debt obligations, collateralized loan obligations, pay-in-kind and deferred payment securities. The Fund may also borrow money, enter into forward foreign currency contracts, enter into swap transactions, including caps, collars, floors, credit default swaps and swaptions and lend its securities to qualified borrowers.

The Fund may purchase shares of ETFs to gain exposure to a particular portion of the market while awaiting an opportunity to purchase securities directly. Pursuant to an order issued by the SEC, the Fund may invest in iShares ETFs in excess of the 5% and 10% limits set forth in Section 12(d)(1)(A) of the 1940 Act, provided that the Fund complies with the conditions of the SEC, as they may be amended, and any other applicable investment limitations.

INTERNATIONAL FIXED INCOME FUND-The International Fixed Income Fund seeks to provide capital appreciation and current income.

Under normal circumstances, the Fund will invest at least 80% of its net assets in fixed income securities. The Fund will invest primarily in foreign government, corporate, and mortgage-backed securities. The Fund will invest primarily in investment grade fixed income securities of issuers located in at least three countries other than the United States. The Fund may acquire all types of fixed income securities issued by foreign private and governmental issuers, including mortgage-backed and asset-backed securities, and variable and floating rate securities. The Fund may invest in traditional fixed income securities such as bonds and debentures, and in structured securities that derive interest and principal payments from specified assets or indices. All such investments will be in investment grade securities denominated in various currencies, including the European Currency Unit.

The Fund may invest its remaining assets in obligations issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities and preferred stocks of U.S. and foreign issuers. The Fund also may engage in short selling against the box. The Fund may also invest in securities of companies located in and governments of emerging market countries. The Fund defines an emerging market country as any country the economy and market of which the World Bank or the United Nations considers to be emerging or developing. Investments in emerging markets countries will not exceed 5% of the Fund's total assets at the time of purchase. Such investments entail risks different from investments in securities of companies and governments of more developed, stable nations.

The Fund may also invest in illiquid securities, shares of other investment companies, obligations of supranational entities, warrants, when-issued and delayed-delivery securities and zero coupon obligations. The Fund may also borrow money, enter into forward foreign currency transactions and swap contracts and lend its securities to qualified borrowers. Furthermore, although the Fund will concentrate its investments in relatively developed countries, the Fund may invest up to 20% of its assets in fixed income securities of issuers in, or denominated in the currencies of, developing countries and that are investment-grade securities or determined by the Sub-Advisers to be of comparable quality to such securities and debt obligations at the time of purchase.

There are no restrictions on the Fund's average portfolio maturity or on the maturity of any specific security. Maturities may vary widely depending on the Fund's Sub-Advisers' assessment of interest rate trends and other economic and market factors.

The Fund may purchase shares of ETFs to gain exposure to a particular portion of the market while awaiting an opportunity to purchase securities directly. Pursuant to an order issued by the SEC, the Fund may invest in iShares ETFs in excess of the 5% and 10% limits set forth in Section 12(d)(1)(A) of the 1940 Act, provided that the Fund complies with the conditions of the SEC, as they may be amended, and any other applicable investment limitations.

The Fund is a non-diversified fund. Investment in a non-diversified company may entail greater risk than investment in a diversified company. The Fund's ability to focus its investments on a fewer number of issuers means that economic, political or regulatory developments affecting the Fund's investment securities could have a greater impact on the total value of the Fund than would be the case if the Fund were diversified among more issuers. The Fund intends to comply with the diversification requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). See "Taxes" for additional information.

LARGE CAP INDEX FUND-The Large Cap Index Fund seeks to provide investment results that correspond to the aggregate price and dividend performance of the securities in the Frank Russell 1000 Index ("Russell 1000 Index"). The Russell 1000 Index measures the performance of the 1,000 largest U.S. companies based on total market capitalization ("Russell 1000 Companies").

The Fund will invest substantially all of its assets in securities that are included in the Russell 1000 Index, which is comprised of securities of the 1,000 largest U.S. companies (mostly common stocks). Accordingly, an investment in shares of the Fund involves risks similar to those of investing in a portfolio consisting of the common stocks and other securities of some or all of the companies included in the Russell 1000 Index.

The Fund purchases a basket of securities that includes a representative sample of the companies included in the Russell 1000 Index instead of allocating all of the Fund's assets among all of the common stocks, or in the same weightings as the Russell 1000 Index. The Fund's ability to duplicate the performance of the Russell 1000 Index will depend to some extent on the size and timing of cash flows into and out of the Fund, as well as on the level of the Fund's expenses. Adjustments made to accommodate cash flows will track the Russell 1000 Index to the maximum extent possible, and may result in brokerage expenses for the Fund. Over time, the correlation between the performance of the Fund and the Russell 1000 Index is expected to be over 0.95, before fees and expenses, in falling as well as rising markets. A correlation of 1.00 would indicate perfect correlation, which would be achieved when the net asset value of the Fund, including the value of its dividend and capital gains distributions, increased or decreased in exact proportion to changes in the Russell 1000 Index. The Fund does not seek to "beat" the markets it tracks and does not seek temporary defensive positions when markets appear overvalued.

The Fund's investment Sub-Adviser makes no attempt to "manage" the Fund in the traditional sense (i.e., by using economic, financial or market analyses). The adverse financial situation of a company usually will not result in the elimination of a security from the Fund. However, an investment may be removed from the Fund if, in the judgment of the Fund's Sub-Adviser, extraordinary events or adverse financial conditions have substantially impaired the merit of the investment. Furthermore, administrative adjustments may be made in the Fund from time to time because of mergers, changes in the composition of the Russell 1000 Index and similar reasons. In certain circumstances, the Fund's Sub-Adviser may exercise discretion in determining whether to exercise warrants or rights issued in respect to Fund securities or whether to tender Fund securities pursuant to a tender or exchange offer or in similar situations.

The Fund may enter into stock index futures contracts to maintain adequate liquidity to meet its redemption demands while maximizing the level of the Fund's assets which are tracking the performance of the Russell 1000 Index, provided that the value of these contracts does not exceed 20% of the Fund's net assets. The Fund also can sell such futures contracts in order to close out a previously established position. The Fund will not enter into any stock index futures contract for the purpose of speculation, and will only enter into contracts traded on national securities exchanges with standardized maturity dates.

The Fund may invest cash reserves in securities issued by the U.S. Government, its agencies or instrumentalities, bankers' acceptances, commercial paper rated at least BBB- by S&P and/or Baa3 by Moody's, certificates of deposit and repurchase agreements involving such obligations. Such investments will not be used for defensive purposes and it is expected that cash reserve items would normally be less than 10% of the Fund's net assets. The Fund may also borrow money, enter into swap transactions, invest in illiquid securities, when-issued and delayed-delivery securities, shares of REITs, and shares of other investment companies and lend its securities to qualified borrowers.

The Fund may purchase shares of ETFs to gain exposure to a particular portion of the market while awaiting an opportunity to purchase securities directly. Pursuant to an order issued by the SEC, the Fund may invest in iShares ETFs in excess of the 5% and 10% limits set forth in Section 12(d)(1)(A) of the 1940 Act, provided that the Fund complies with the conditions of the SEC, as they may be amended, and any other applicable investment limitations.

There can be no assurance that the Funds will achieve their respective investment objectives.

DESCRIPTION OF PERMITTED INVESTMENTS AND RISK FACTORS

The following are descriptions of the permitted investments and investment practices discussed in the Funds' "Investment Objectives and Policies" section and the associated risk factors. A Fund may purchase any of these instruments and/or engage in any of these investment practices if, in the opinion of the Adviser or a Sub-Adviser, as applicable, such investment will be advantageous to the Fund. A Fund is free to reduce or eliminate its activity in any of these areas. The Adviser or a Sub-Adviser, as applicable, will only invest in any of the following instruments or engage in any of the following investment practices if such investment or activity is consistent with and permitted by a Fund's stated investment policies. There is no assurance that any of these strategies or any other strategies and methods of investment available to a Fund will result in the achievement of the Fund's objectives.

AMERICAN DEPOSITARY RECEIPTS-American Depositary Receipts ("ADRs"), as well as other "hybrid" forms of ADRs, including European Depositary Receipts ("EDRs"), Continental Depositary Receipts ("CDRs") and Global Depositary Receipts ("GDRs"), are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depositary banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer's home country. The depositary bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities.

Investments in the securities of foreign issuers may subject a Fund to investment risks that differ in some respects from those related to investments in securities of U.S. issuers. Such risks include future adverse political and economic developments, possible imposition of withholding taxes on income, possible seizure, nationalization or expropriation of foreign deposits, possible establishment of exchange controls or taxation at the source or greater fluctuation in value due to changes in exchange rates. Foreign issuers of securities often engage in business practices different from those of domestic issuers of similar securities, and there may be less information publicly available about foreign issuers. In addition, foreign issuers are, generally speaking, subject to less government supervision and regulation and different accounting treatment than are those in the United States.

ASSET-BACKED SECURITIES-Asset-backed securities are securities backed by non-mortgage assets such as company receivables, truck and auto loans, leases and credit card receivables. Other asset-backed securities may be created in the future. Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. Asset-backed securities also may be debt instruments, which are also known as collateralized obligations and are generally issued as the debt of a special purpose entity, such as a trust, organized solely for the purpose of owning such assets and issuing debt obligations. Asset-backed securities may be traded over-the-counter and typically have a short-intermediate maturity structure depending on the paydown characteristics of the underlying financial assets which are passed through to the security holder.

Asset-backed securities are not issued or guaranteed by the U.S. Government, its agencies or instrumentalities; however, the payment of principal and interest on such obligations may be guaranteed up to certain amounts and, for a certain period, by a letter of credit issued by a financial institution (such as a bank or insurance company) unaffiliated with the issuers of such securities. The purchase of asset-backed securities raises risk considerations peculiar to the financing instruments underlying such securities. For example, there is a risk that another party could acquire an interest in the obligations superior to that of the holders of the asset-backed securities. There also is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on those securities.

Asset-backed securities entail prepayment risk, which may vary depending on the type of asset, but is generally less than the prepayment risk associated with mortgage-backed securities. In addition, credit card receivables are unsecured obligations of the card holder. There may be a limited secondary market for such securities.

Collateralized Debt Obligations. Collateralized debt obligations ("CDOs") are securitized interests in pools of non-mortgage assets. Such assets usually comprise loans or debt instruments. A CDO may be called a collateralized loan obligation (CLO) if it holds only loans. Multiple levels of securities are issued by the CDO, offering various maturity and credit risk characteristics which are characterized according to their degree of credit risk. Purchasers in CMOs are credited with their portion of the scheduled payments of interest and principal on the underlying assets plus all unscheduled prepayments of principal based on a predetermined priority schedule. Accordingly, the CMOs in the longer maturity series are less likely than other asset pass-throughs to be prepaid prior to their stated maturity.

COMMERCIAL PAPER-Commercial paper is the term used to designate unsecured short-term promissory notes issued by corporations and other entities. Maturities on these issues vary from a few days up to 270 days.

CONSTRUCTION LOANS-In general, construction loans are mortgages on multifamily homes that are insured by the Federal Housing Administration ("FHA") under various federal programs of the National Housing Act of 1934 and its amendments. Several FHA programs have evolved to ensure the construction financing and permanent mortgage financing on multifamily residences, nursing homes, elderly residential facilities, and health care units. Project loans typically trade in two forms: either as FHA-insured or Government National Mortgage Association ("GNMA") insured pass-through securities. In this case, a qualified issuer issues the pass-through securities while holding the underlying mortgage loans as collateral. Regardless of form, all projects are government-guaranteed by the U.S. Department of Housing and Urban Development ("HUD") through the FHA insurance fund. The credit backing of all FHA and GNMA projects derives from the FHA insurance fund, so projects issued in either form enjoy the full faith and credit backing of the U.S. Government.

Most project pools consist of one large mortgage loan rather than numerous smaller mortgages, as is typically the case with agency single-family mortgage securities. As such, prepayments on projects are driven by the incentives most mortgagors have to refinance, and are very project-specific in nature. However, to qualify for certain government programs, many project securities contain specific prepayment restrictions and penalties.

Under multifamily insurance programs, the government insures the construction financing of projects as well as the permanent mortgage financing on the completed structures. This is unlike the single-family mortgage market, in which the government only insures mortgages on completed homes. Investors purchase new projects by committing to fund construction costs on a monthly basis until the project is built. Upon project completion, an investor's construction loan commitments are converted into a proportionate share of the final permanent project mortgage loan. The construction financing portion of a project trades in the secondary market as an insured Construction Loan Certificate ("CLC"). When the project is completed, the investor exchanges all the monthly CLCs for an insured Permanent Loan Certificate ("PLC"). The PLC is an insured pass-through security backed by the final mortgage on the completed property. As such, PLCs typically have a thirty-five to forty year maturity, depending on the type of final project. There are vastly more PLCs than CLCs in the market, owing to the long economic lives of the project structures. While neither CLCs or PLCs are as liquid as agency single-family mortgage securities, both are traded on the secondary market and would generally not be considered illiquid. The benefit to owning these securities is a relatively high yield combined with significant prepayment protection, which generally makes these types of securities more attractive when prepayments are expected to be high in the mortgage market. CLCs typically offer a higher yield due to the fact that they are somewhat more administratively burdensome to account for.

EQUITY-LINKED WARRANTS-Equity-linked warrants provide a way for investors to access markets where entry is difficult and time consuming due to regulation. Typically, a broker issues warrants to an investor and then purchases shares in the local market and issues a call warrant hedged on the underlying holding. If the investor exercises his call and closes his position, the shares are sold and the warrant is redeemed with the proceeds.

Each warrant represents one share of the underlying stock. Therefore, the price, performance and liquidity of the warrant are all directly linked to the underlying stock. The warrants can be redeemed for 100% of the value of the underlying stock (less transaction costs). Being American style warrants, they can be exercised at any time. The warrants are U.S. dollar-denominated and priced daily on several international stock exchanges.

There are risks associated with equity-linked warrants. The investor will bear the full counterparty risk to the issuing broker (but the Adviser or Sub-Advisers, as applicable, select to mitigate this risk by only purchasing from issuers with high credit ratings). They also have a longer settlement period because they go through the same registration process as the underlying shares (about three weeks) and during this time the shares cannot be sold. There is currently no active trading market for equity-linked warrants. Certain issuers of such warrants may be deemed to be "investment companies" as defined in the 1940 Act. As a result, the Fund's investment in such warrants may be limited by certain investment restrictions contained in the 1940 Act.

EQUITY SECURITIES-Equity securities represent ownership interests in a company and include common stocks, preferred stocks, warrants to acquire common stock and securities convertible into common stock. Investments in equity securities in general are subject to market risks, which may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which a Fund invests will cause the net asset value of the Fund to fluctuate. The Funds purchase and sell equity securities in various ways, including securities listed on recognized foreign exchanges, traded in the United States on registered exchanges or in the over-the-counter market. Equity securities are described in more detail below:

Common Stock. Common stock represents an equity or ownership interest in an issuer. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock take precedence over the claims of those who own common stock.

Preferred Stock. Preferred stock represents an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock.

Warrants. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments.

Convertible Securities. Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio. A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by a Fund is called for redemption or conversion, the Fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party.

Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields higher than the underlying common stocks, but generally lower than comparable non-convertible securities. Because of this higher yield, convertible securities generally sell at a price above their "conversion value," which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates. When the underlying common stocks decline in value, convertible securities will tend not to decline to the same extent because of the interest or dividend payments and the repayment of principal at maturity for certain types of convertible securities. However, securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder. When the underlying common stocks rise in value, the value of convertible securities may also be expected to increase. At the same time, however, the difference between the market value of convertible securities and their conversion value will narrow, which means that the value of convertible securities will generally not increase to the same extent as the value of the underlying common stocks. Because convertible securities may also be interest-rate sensitive, their value may increase as interest rates fall and decrease as interest rates rise. Convertible securities are also subject to credit risk, and are often lower-quality securities.

Small and Medium Capitalization Issuers. Investing in equity securities of small and medium capitalization companies often involves greater risk than is customarily associated with investments in larger capitalization companies. This increased risk may be due to the greater business risks of smaller size, limited markets and financial resources, narrow product lines and the frequent lack of depth of management. The securities of smaller companies are often traded over-the-counter and, even if listed on a national securities exchange, may not be traded in volumes typical for that exchange. Consequently, the securities of smaller companies are likely to be less liquid, may have limited market stability and may be subject to more severe, abrupt or erratic market movements than securities of larger, more established growth companies or the market averages in general.

FIXED INCOME SECURITIES-Fixed income securities consist primarily of debt obligations issued by governments, corporations, municipalities and other borrowers, but may also include structured securities that provide for participation interests in debt obligations. The market value of the fixed income securities in which a Fund invests will change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. Changes by recognized agencies in the rating of any fixed income security and in the ability of an issuer to make payments of interest and principal also affect the value of these investments. Changes in the value of these securities will not necessarily affect cash income derived from these securities, but will affect a Fund's net asset value.

Additional information regarding fixed income securities is described below:

Duration. Duration is a measure of the expected change in value of a fixed income security for a given change in interest rates. For example, if interest rates changed by one percent, the value of a security having an effective duration of two years generally would vary by two percent. Duration takes the length of the time intervals between the present time and time that the interest and principal payments are scheduled, or in the case of a callable bond, expected to be received, and weighs them by the present values of the cash to be received at each future point in time.

Investment Grade Fixed Income Securities. Fixed income securities are considered investment grade if they are rated in one of the four highest rating categories by an NRSRO, or, if not rated, are determined to be of comparable quality by a Fund's Adviser or a Sub-Adviser, as applicable. See "Appendix A-Description of Ratings" for a description of the bond rating categories of several NRSROs. Ratings of each NRSRO represent its opinion of the safety of principal and interest payments (and not the market risk) of bonds and other fixed income securities it undertakes to rate at the time of issuance. Ratings are not absolute standards of quality and may not reflect changes in an issuer's creditworthiness. Fixed income securities rated BBB- or Baa3 lack outstanding investment characteristics, and have speculative characteristics as well. In the event a security owned by a Fund is downgraded, the Sub-Adviser will review the situation and take appropriate action with regard to the security.

Lower Rated Securities. Lower rated bonds are commonly referred to as "junk bonds" or high yield/high-risk securities. Lower rated securities are defined as securities rated below the fourth highest rating category by an NRSRO. Such obligations are speculative and may be in default.

Fixed income securities are subject to the risk of an issuer's ability to meet principal and interest payments on the obligation (credit risk), and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (market risk). Lower rated or unrated (i.e., high yield) securities are more likely to react to developments affecting market and credit risk than are more highly rated securities, which primarily react to movements in the general level of interest rates. Yields and market values of high yield securities will fluctuate over time, reflecting not only changing interest rates but the market's perception of credit quality and the outlook for economic growth. When economic conditions appear to be deteriorating, medium to lower rated securities may decline in value due to heightened concern over credit quality, regardless of prevailing interest rates. Investors should carefully consider the relative risks of investing in high yield securities and understand that such securities generally are not meant for short-term investing.

Adverse economic developments can disrupt the market for high yield securities, and severely affect the ability of issuers, especially highly leveraged issuers, to service their debt obligations or to repay their obligations upon maturity which may lead to a higher incidence of default on such securities. In addition, the secondary market for high yield securities may not be as liquid as the secondary market for more highly rated securities. As a result, a Fund's Adviser or a Sub-Adviser, as applicable, could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were highly liquid. Furthermore, a Fund may experience difficulty in valuing certain securities at certain times. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating such Fund's net asset value. Prices for high yield securities may also be affected by legislative and regulatory developments.

Lower rated or unrated fixed income obligations also present risks based on payment expectations. If an issuer calls the obligations for redemption, a Fund may have to replace the security with a lower yielding security, resulting in a decreased return for investors. If a Fund experiences unexpected net redemptions, it may be forced to sell its higher rated securities, resulting in a decline in the overall credit quality of the Fund's investment portfolio and increasing the exposure of the Fund to the risks of high yield securities.

Sensitivity to Interest Rate and Economic Changes. Lower rated bonds are very sensitive to adverse economic changes and corporate developments. During an economic downturn, highly leveraged issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. If the issuer of a bond defaulted on its obligations to pay interest or principal or entered into bankruptcy proceedings, a Fund may incur losses or expenses in seeking recovery of amounts owed to it. In addition, periods of economic uncertainty and change can be expected to result in increased volatility of market prices of high-yield, high-risk bonds and a Fund's net asset value.

Payment Expectations. High-yield, high-risk bonds may contain redemption or call provisions. If an issuer exercised these provisions in a declining interest rate market, a Fund would have to replace the security with a lower yielding security, resulting in a decreased return for investors. Conversely, a high-yield, high-risk bond's value may decrease in a rising interest rate market, as will the value of a Fund's assets. If a Fund experiences significant unexpected net redemptions, this may force it to sell high-yield, high-risk bonds without regard to their investment merits, thereby decreasing the asset base upon which expenses can be spread and possibly reducing the Fund's rate of return.

Liquidity and Valuation. There may be little trading in the secondary market for particular bonds, which may affect adversely a Fund's ability to value accurately or dispose of such bonds. Adverse publicity and investor perception, whether or not based on fundamental analysis, may decrease the value and liquidity of high-yield, high-risk bonds, especially in a thin market.

Taxes. A Fund may purchase debt securities (such as zero coupon or pay-in-kind securities) that contain original issue discount. Original issue discount that accretes in a taxable year is treated as earned by a Fund and therefore is subject to the distribution requirements applicable to regulated investment companies under Subchapter M of the Code. Because the original issue discount earned by a Fund in a taxable year may not be represented by cash income, the Fund may have to dispose of other securities and use the proceeds to make distributions to shareholders.

FOREIGN SECURITIES-Foreign securities are securities issued by non-U.S. issuers. Investments in foreign securities may subject a Fund to investment risks that differ in some respects from those related to investments in securities of U.S. issuers. Such risks include future adverse political and economic developments, possible imposition of withholding taxes on income, possible seizure, nationalization, or expropriation of foreign deposits, possible establishment of exchange controls or taxation at the source or greater fluctuations in value due to changes in the exchange rates. Foreign issuers of securities often engage in business practices different from those of domestic issuers of similar securities, and there may be less information publicly available about foreign issuers. In addition, foreign issuers are, generally speaking, subject to less government supervision and regulation and different accounting treatment than are those in the United States. Foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements than those applicable to domestic branches of U.S. banks.

The value of a Fund's investments denominated in foreign currencies will depend on the relative strengths of those currencies and the U.S. dollar, and a Fund may be affected favorably or unfavorably by changes in the exchange rates or exchange or currency control regulations between foreign currencies and the U.S. dollar. Changes in foreign currency exchange rates also may affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, to be distributed to shareholders by a Fund. Such investments may also entail higher custodial fees and sales commissions than domestic investments.

A Fund's investments in emerging markets can be considered speculative, and therefore may offer higher potential for gains and losses than investments in developed markets of the world. With respect to an emerging country, there may be a greater potential for nationalization, expropriation or confiscatory taxation, political changes, government regulation, social instability or diplomatic developments (including war) which could affect adversely the economies of such countries or investments in such countries. The economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange or currency controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

In addition to the risks of investing in emerging market country debt securities, a Fund's investment in government or government-related securities of emerging market countries and restructured debt instruments in emerging markets are subject to special risks, including the inability or unwillingness to repay principal and interest, requests to reschedule or restructure outstanding debt, and requests to extend additional loan amounts. A Fund may have limited recourse in the event of default on such debt instruments.

FORWARD FOREIGN CURRENCY CONTRACTS-A forward foreign currency contract involves a negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large, commercial banks) and their customers. A forward foreign currency contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

The Funds may use currency instruments to engage in the following types of currency transactions:

Transaction Hedging. Transaction Hedging is entering into a currency transaction with respect to specific assets or liabilities of a Fund, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. A Fund may enter into Transaction Hedging out of a desire to preserve the U.S. dollar price of a security when it enters into a contract for the purchase or sale of a security denominated in a foreign currency. A Fund may be able to protect itself against possible losses resulting from changes in the relationship between the U.S. dollar and foreign currencies during the period between the date the security is purchased or sold and the date on which payment is made or received by entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of the foreign currency involved in the underlying security transactions.

Position Hedging. A Fund may sell a non-U.S. currency and purchase U.S. currency to reduce exposure to the non-U.S. currency ("Position Hedging"). A Fund may use Position Hedging when an Adviser or a Sub-Adviser, as applicable, reasonably believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar. A Fund may enter into a forward foreign currency contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of its portfolio securities denominated in such foreign currency. The precise matching of the forward foreign currency contract amount and the value of the portfolio securities involved may not have a perfect correlation since the future value of the securities hedged will change as a consequence of the market between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is difficult, and the successful execution of this short-term hedging strategy is uncertain.

Cross Hedges. A Fund may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which the Fund has or in which the Fund expects to have portfolio exposure.

Proxy Hedges. A Fund may also engage in proxy hedging. Proxy hedging is often used when the currency to which a Fund's portfolio is exposed is difficult to hedge or to hedge against the U.S. dollar. Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which some or all of a Fund's portfolio securities are or are expected to be denominated, and to buy U.S. dollars. The amount of the contract would not exceed the value of the Fund's securities denominated in linked currencies.

Risks. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to a Fund if the currency being hedged fluctuates in value to a degree in a direction that is not anticipated. Furthermore, there is a risk that the perceived linkage between various currencies may not be present or may not be present during the particular time that a Fund is engaging in proxy hedging. If a Fund enters into a currency hedging transaction, the Fund will "cover" its position as required by the 1940 Act.

Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchase and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to a Fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market, which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy. Although forward foreign currency contracts and currency futures tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain which might result should the value of such currency increase.

A Fund will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency, other than with respect to proxy hedging as described above.

FUTURES AND OPTIONS ON FUTURES-Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. An index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the securities comprising the index is made; generally contracts are closed out prior to the expiration date of the contract.

A Fund will reduce the risk that it will be unable to close out a futures contract by only entering into futures contracts which are traded on national futures exchanges regulated by the Commodities Futures Trading Commission ("CFTC"). Consistent with CFTC regulations, the Funds have claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act and, therefore, are not subject to registration or regulation as a pool operator under the Commodity Exchange Act. A Fund may use futures contracts and related options for either hedging purposes or risk management purposes, as permitted by its stated investment policies. Instances in which a Fund may use futures contracts and related options for risk management purposes include: attempting to offset changes in the value of securities held or expected to be acquired or be disposed of; attempting to minimize fluctuations in foreign currencies; attempting to gain exposure to a particular market, index or instrument; or other risk management purposes.

When a Fund purchases or sells a futures contract, or sells an option thereon, the Fund is required to "cover" its position as required by the 1940 Act. A Fund may also "cover" its long position in a futures contract by purchasing a put option on the same futures contract with a strike price (i.e., an exercise price) as high or higher than the price of the futures contract. In the alternative, if the strike price of the put is less than the price of the futures contract, the Fund will maintain in a segregated account cash or liquid securities equal in value to the difference between the strike price of the put and the price of the futures contract. A Fund may also "cover" its long position in a futures contract by taking a short position in the instruments underlying the futures contract, or by taking positions in instruments with prices which are expected to move relatively consistently with the futures contract. A Fund may "cover" its short position in a futures contract by taking a long position in the instruments underlying the futures contract, or by taking positions in instruments with prices which are expected to move relatively consistently with the futures contract.

A Fund may also "cover" its sale of a call option on a futures contract by taking a long position in the underlying futures contract at a price less than or equal to the strike price of the call option. In the alternative, if the long position in the underlying futures contract is established at a price greater than the strike price of the written (sold) call, the Fund will maintain in a segregated account cash or liquid securities equal in value to the difference between the strike price of the call and the price of the futures contract. A Fund may also "cover" its sale of a call option by taking positions in instruments with prices which are expected to move relatively consistently with the call option. A Fund may "cover" its sale of a put option on a futures contract by taking a short position in the underlying futures contract at a price greater than or equal to the strike price of the put option, or, if the short position in the underlying futures contract is established at a price less than the strike price of the written put, the Fund will maintain in a segregated account cash or liquid securities equal in value to the difference between the strike price of the put and the price of the futures contract. A Fund may also "cover" its sale of a put option by taking positions in instruments with prices which are expected to move relatively consistently with the put option.

There are significant risks associated with a Fund's use of futures contracts and options on futures, including the following: (1) the success of a hedging strategy may depend on the Adviser's or a Sub-Adviser's, as applicable, ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect or no correlation between the changes in market value of the securities held by a Fund and the prices of futures and options on futures; (3) there may not be a liquid secondary market for a futures contract or option; (4) trading restrictions or limitations may be imposed by an exchange; and (5) government regulations may restrict trading in futures contracts and options on futures. In addition, some strategies reduce a Fund's exposure to price fluctuations, while others tend to increase its market exposure.

ILLIQUID SECURITIES-Illiquid securities are securities that cannot be sold or disposed of in the ordinary course of business (within seven days) at approximately the prices at which they are valued. Because of their illiquid nature, illiquid securities must be priced at fair value as determined in good faith pursuant to procedures approved by the Trust's Board of Trustees. Despite such good faith efforts to determine fair value prices, a Fund's illiquid securities are subject to the risk that the security's fair value price may differ from the actual price which the Fund may ultimately realize upon its sale or disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Fund. Under the supervision of the Trust's Board of Trustees, the Adviser or a Sub-Adviser, as applicable, determines the liquidity of a Fund's investments. In determining the liquidity of the Fund's investments, the Adviser or a Sub-Adviser, as applicable, may consider various factors, including: (1) the frequency and volume of trades and quotations; (2) the number of dealers and prospective purchasers in the marketplace; (3) dealer undertakings to make a market; and (4) the nature of the security and the market in which it trades (including any demand, put or tender features, the mechanics and other requirements for transfer, any letters of credit or other credit enhancement features, any ratings, the number of holders, the method of soliciting offers, the time required to dispose of the security, and the ability to assign or offset the rights and obligations of the security).

INVESTMENT COMPANIES-Securities of other investment companies, including shares of closed-end investment companies, unit investment trusts, open-end investment companies, and real estate investment trusts, represent interests in professionally managed portfolios that may invest in various types of instruments. Investing in other investment companies involves substantially the same risks as investing directly in the underlying instruments, but may involve additional expenses at the investment company-level, such as portfolio management fees and operating expenses. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that trade on a stock exchange or over-the-counter at a premium or a discount to their net asset value. Others are continuously offered at net asset value, but may also be traded in the secondary market. Federal securities laws limit the extent to which a Fund can invest in securities of other investment companies. Generally, a Fund is prohibited from acquiring the securities of another investment company if, as a result of such acquisition: (1) the Fund owns more than 3% of the total voting stock of the other company; (2) securities issued by any one investment company represent more than 5% of the Fund's total assets; or (3) securities (other than treasury stock) issued by all investment companies represent more than 10% of the total assets of the Fund. The Trust and the Adviser have obtained an order from the SEC that permits the Funds to invest their uninvested cash and cash collateral from securities lending activities in one or more affiliated investment companies, which complies with Rule 2a-7 under the 1940 Act, in excess of the limits of Section 12 of the 1940 Act. A Fund may invest in investment companies managed by the Adviser or a Sub-Adviser to the extent permitted by any rule or regulation of the SEC or any order or interpretation thereunder.

Because of restrictions on direct investment by U.S. entities in certain countries, investment in other investment companies may be the most practical or only manner in which an international and global fund can invest in the securities markets of those countries.

Exchange-Traded Funds. Exchange-traded funds ("ETFs") are investment companies that are registered under the 1940 Act as open-end funds or unit investment trusts. ETFs are actively traded on national securities exchanges and are generally based on specific domestic and foreign market indices. An "index-based ETF" seeks to track the performance of an index by holding in its portfolio either the contents of the index or a representative sample of the securities in the index. Because ETFs are based on an underlying basket of stocks or an index, they are subject to the same market fluctuations as these types of securities in volatile market swings.

MONEY MARKET SECURITIES-Money market securities include short-term U.S. Government securities; custodial receipts evidencing separately traded interest and principal components of securities issued by the U.S. Treasury; commercial paper rated in the highest short-term rating category by an NRSRO, such as S&P or Moody's, or determined by the Adviser or a Sub-Adviser, as applicable, to be of comparable quality at the time of purchase; short-term bank obligations (certificates of deposit, time deposits and bankers' acceptances) of U.S. commercial banks with assets of at least $1 billion as of the end of their most recent fiscal year; and repurchase agreements involving such securities. For a description of ratings, see Appendix A to this SAI.

MORTGAGE-BACKED SECURITIES-Mortgage-backed securities are instruments that entitle the holder to a share of all interest and principal payments from mortgages underlying the security. The mortgages backing these securities include conventional fifteen and thirty-year fixed-rate mortgages, graduated payment mortgages, adjustable rate mortgages and floating mortgages. Mortgage-backed securities are described in more detail below:

Government Pass-Through Securities. These are securities that are issued or guaranteed by a U.S. Government agency representing an interest in a pool of mortgage loans. The primary issuers or guarantors of these mortgage-backed securities are GNMA, Fannie Mae and the Federal Home Loan Mortgage Corporation ("Freddie Mac"). GNMA, Fannie Mae and Freddie Mac each guarantee timely distributions of interest to certificate holders. GNMA and Fannie Mae also guarantee timely distributions of scheduled principal. In the past, Freddie Mac has only guaranteed the ultimate collection of principal of the underlying mortgage loan; however, Freddie Mac now issues mortgage-backed securities (FHLMC Gold PCS) which also guarantee timely payment of monthly principal reductions. Government and private guarantees do not extend to the securities' value, which is likely to vary inversely with fluctuations in interest rates.

There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-backed securities and among the securities that they issue. Mortgage-backed securities issued by GNMA include GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes") that are guaranteed as to the timely payment of principal and interest by GNMA and are backed by the full faith and credit of the United States. GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-backed securities issued by Fannie Mae include Fannie Mae Guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes") that are solely the obligations of Fannie Mae and are not backed by or entitled to the full faith and credit of the United States. Fannie Mae is a government-sponsored organization owned entirely by private stockholders. Fannie Maes are guaranteed as to timely payment of the principal and interest by Fannie Mae. Mortgage-backed securities issued by Freddie Mac include Freddie Mac Mortgage Participation Certificates (also known as "Freddie Macs" or "PCs"). Freddie Mac is a corporate instrumentality of the United States, created pursuant to an Act of Congress. Freddie Macs are not backed by the full faith and credit of the United States and, therefore, are not guaranteed by the United States or by any Federal Home Loan Bank and do not constitute a debt or obligation of the United States or of any Federal

Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by Freddie Mac. Freddie Mac guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When Freddie Mac does not guarantee timely payment of principal, Freddie Mac may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

The market value and interest yield of these mortgage-backed securities can vary due to market interest rate fluctuations and early prepayments of underlying mortgages. These securities represent ownership in a pool of federally insured mortgage loans with a maximum maturity of 30 years. However, due to scheduled and unscheduled principal payments on the underlying loans, these securities have a shorter average maturity and, therefore, less principal volatility than a comparable 30-year bond. Since prepayment rates vary widely, it is not possible to accurately predict the average maturity of a particular mortgage-backed security. The scheduled monthly interest and principal payments relating to mortgages in the pool will be "passed through" to investors.

Government mortgage-backed securities differ from conventional bonds in that principal is paid back to the certificate holders over the life of the loan rather than at maturity. As a result, there will be monthly scheduled payments of principal and interest. In addition, there may be unscheduled principal payments representing prepayments on the underlying mortgages. Although these securities may offer yields higher than those available from other types of U.S. Government securities, mortgage-backed securities may be less effective than other types of securities as a means of "locking in" attractive long-term rates because of the prepayment feature. For instance, when interest rates decline, the value of these securities likely will not rise as much as comparable debt securities due to the prepayment feature. In addition, these prepayments can cause the price of a mortgage-backed security originally purchased at a premium to decline in price to its par value, which may result in a loss.

Private Pass-Through Securities. Private pass-through securities are mortgage-backed securities issued by a non-governmental entity, such as a trust. While they are generally structured with one or more types of credit enhancement, private pass-through securities generally lack a guarantee by an entity having the credit status of a governmental agency or instrumentality. The two principal types of private mortgage-backed securities are collateralized mortgage obligations ("CMOs") and real estate mortgage investment conduits ("REMICs").

Commercial Mortgage-Backed Securities ("CMBS"). CMBS are generally multi-class or pass-through securities backed by a mortgage loan or a pool of mortgage loans secured by commercial property, such as industrial and warehouse properties, office buildings, retail space and shopping malls, multifamily properties and cooperative apartments. The commercial mortgage loans that underlie CMBS are generally not amortizing or not fully amortizing. That is, at their maturity date, repayment of the remaining principal balance or "balloon" is due and is repaid through the attainment of an additional loan of sale of the property.

CMOs. CMOs are securities collateralized by mortgages, mortgage pass-throughs, mortgage pay-through bonds (bonds representing an interest in a pool of mortgages where the cash flow generated from the mortgage collateral pool is dedicated to bond repayment), and mortgage-backed bonds (general obligations of the issuers payable out of the issuers' general funds and additionally secured by a first lien on a pool of single family detached properties). CMOs are rated in one of the two highest categories by S&P or Moody's. Many CMOs are issued with a number of classes or series which have different expected maturities. Investors purchasing such CMOs are credited with their portion of the scheduled payments of interest and principal on the underlying mortgages plus all unscheduled prepayments of principal based on a predetermined priority schedule. Accordingly, the CMOs in the longer maturity series are less likely than other mortgage pass-throughs to be prepaid prior to their stated maturity. Although some of the mortgages underlying CMOs may be supported by various types of insurance, and some CMOs may be backed by GNMA certificates or other mortgage pass-throughs issued or guaranteed by U.S. Government agencies or instrumentalities, the CMOs themselves are not generally guaranteed.

REMICs. REMICs are private entities formed for the purpose of holding a fixed pool of mortgages secured by interests in real property. Guaranteed REMIC pass-through certificates ("REMIC Certificates") issued by Fannie Mae or Freddie Mac represent beneficial ownership interests in a REMIC trust consisting principally of mortgage loans or Fannie Mae, Freddie Mac or GNMA-guaranteed mortgage pass-through certificates. For Freddie Mac REMIC Certificates, Freddie Mac guarantees the timely payment of interest. GNMA REMIC Certificates are backed by the full faith and credit of the U.S. Government.

Adjustable Rate Mortgage Securities ("ARMS"). ARMS are a form of pass-through security representing interests in pools of mortgage loans whose interest rates are adjusted from time to time. The adjustments usually are determined in accordance with a predetermined interest rate index and may be subject to certain limits. While the value of ARMS, like other debt securities, generally varies inversely with changes in market interest rates (increasing in value during periods of declining interest rates and decreasing in value during periods of increasing interest rates), the value of ARMS should generally be more resistant to price swings than other debt securities because the interest rates of ARMS move with market interest rates. The adjustable rate feature of ARMS will not, however, eliminate fluctuations in the prices of ARMS, particularly during periods of extreme fluctuations in interest rates. Also, since many adjustable rate mortgages only reset on an annual basis, it can be expected that the prices of ARMS will fluctuate to the extent that changes in prevailing interests rates are not immediately reflected in the interest rates payable on the underlying adjustable rate mortgages.

Stripped Mortgage-Backed Securities. Stripped mortgage-backed securities are securities that are created when a U.S. Government agency or a financial institution separates the interest and principal components of a mortgage-backed security and sells them as individual securities. The holder of the "principal-only" security ("PO") receives the principal payments made by the underlying mortgage-backed security, while the holder of the "interest-only" security ("IO") receives interest payments from the same underlying security. The prices of stripped mortgage-backed securities may be particularly affected by changes in interest rates. As interest rates fall, prepayment rates tend to increase, which tends to reduce prices of IOs and increase prices of POs. Rising interest rates can have the opposite effect.

Parallel Pay Securities; PAC Bonds. Parallel pay CMOs and REMICS are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which must be retired by its stated maturity date or final distribution date, but may be retired earlier. Planned Amortization Class CMOs ("PAC Bonds") generally require payments of a specified amount of principal on each payment date. PAC Bonds are always parallel pay CMOs with the required principal payment on such securities having the highest priority after interest has been paid to all classes.

Estimated Average Life. Due to the possibility of prepayments of the underlying mortgage instruments, mortgage-backed securities generally do not have a known maturity. In the absence of a known maturity, market participants generally refer to an estimated average life. An average life estimate is a function of an assumption regarding anticipated prepayment patterns, based upon current interest rates, current conditions in the relevant housing markets and other factors. The assumption is necessarily subjective, and thus different market participants can produce different average life estimates with regard to the same security. There can be no assurance that estimated average life will be a security's actual average life.

MORTGAGE DOLLAR ROLLS-Mortgage "dollar rolls" or "covered rolls," are transactions in which a Fund sells securities (usually mortgage-backed securities) and simultaneously contracts to repurchase typically in 30 or 60 days, substantially similar, but not identical, securities on a specified future date. During the roll period, a Fund forgoes principal and interest paid on such securities. A Fund is compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale. At the end of the roll commitment period, a Fund may or may not take delivery of the securities it has contracted to purchase. Mortgage dollar rolls may be renewed prior to cash settlement and initially may involve only a firm commitment agreement by the Fund to buy a security. A "covered roll" is a specific type of mortgage dollar roll for which there is an offsetting cash position or cash equivalent securities position that matures on or before the forward settlement date of the mortgage dollar roll transaction. As used herein the term "mortgage dollar roll" refers to mortgage dollar rolls that are not "covered rolls." If the broker-dealer to whom a Fund sells the security becomes insolvent, the Fund's right to repurchase the security may be restricted. Other risks involved in entering into mortgage dollar rolls include the risk that the value of the security may change adversely over the term of the mortgage dollar roll and that the security a Fund is required to repurchase may be worth less than the security that the Fund originally held. To avoid senior security concerns, a Fund will "cover" any mortgage dollar roll as required by the 1940 Act.

OBLIGATIONS OF DOMESTIC BANKS, FOREIGN BANKS AND FOREIGN BRANCHES OF U.S. BANKS-The Funds may invest in obligations issued by banks and other savings institutions. Investments in bank obligations include obligations of domestic branches of foreign banks and foreign branches of domestic banks. Such investments in domestic branches of foreign banks and foreign branches of domestic banks may involve risks that are different from investments in securities of domestic branches of U.S. banks. These risks may include future unfavorable political and economic developments, possible withholding taxes on interest income, seizure or nationalization of foreign deposits, currency controls, interest limitations, or other governmental restrictions which might affect the payment of principal or interest on the securities held by a Fund. Additionally, these institutions may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping requirements than those applicable to domestic branches of U.S. banks. Bank obligations include the following:

Bankers' Acceptances. Bankers' acceptances are bills of exchange or time drafts drawn on and accepted by a commercial bank. Corporations use bankers' acceptances to finance the shipment and storage of goods and to furnish dollar exchange. Maturities are generally six months or less.

Certificates of Deposit. Certificates of deposit are interest-bearing instruments with a specific maturity. They are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market prior to maturity. Certificates of deposit with penalties for early withdrawal will be considered illiquid. Additional information about illiquid securities is provided under the Section "Illiquid Securities."

Time Deposits. Time deposits are non-negotiable receipts issued by a bank in exchange for the deposit of funds. Like a certificate of deposit, it earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market. Time deposits with a withdrawal penalty or that mature in more than seven days are considered to be illiquid securities. Additional information about illiquid securities is provided under the Section "Illiquid Securities."

OBLIGATIONS OF SUPRANATIONAL AGENCIES-Supranational entities are entities established through the joint participation of several governments, and include the Asian Development Bank, the Inter-American Development Bank, International Bank for Reconstruction and Development (World Bank), African Development Bank, European Economic Community, European Investment Bank and the Nordic Investment Bank. The governmental members, or "stockholders," usually make initial capital contributions to the supranational entity and, in many cases, are committed to make additional capital contributions if the supranational entity is unable to repay its borrowings. Obligations of supranational entities may be purchased by the Core Fixed Income, International Fixed Income, Emerging Markets Equity, International Equity and the World Equity Ex-US Funds. Currently, each Fund intends to invest only in obligations issued or guaranteed by the Asian Development Bank, Inter-American Development Bank, European Coal and Steel Community, European Economic Community, European Investment Bank and the Nordic Investment Bank.

OPTIONS-A Fund may purchase and write put and call options on indices and enter into related closing transactions. A put option on a security gives the purchaser of the option the right to sell, and the writer of the option the obligation to buy, the underlying security at any time during the option period. A call option on a security gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying security at any time during the option period. The premium paid to the writer is the consideration for undertaking the obligations under the option contract.

A Fund may purchase and write put and call options on foreign currencies (traded on U.S. and foreign exchanges or over-the-counter markets) to manage its exposure to exchange rates. Call options on foreign currency written by a Fund will be "covered" as required by the 1940 Act.

Put and call options on indices are similar to options on securities except that options on an index give the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the underlying index is greater than (or less than, in the case of puts) the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option, expressed in dollars multiplied by a specified number. Thus, unlike options on individual securities, all settlements are in cash, and gain or loss depends on price movements in the particular market represented by the index generally, rather than the price movements in individual securities. All options written on indices or securities must be "covered" as required by the 1940 Act.

Each Fund may trade put and call options on securities, securities indices and currencies, as the Adviser or a Sub-Adviser, as applicable, determines is appropriate in seeking the Fund's investment objective, and except as restricted by the Fund's investment limitations as set forth below. See "Investment Limitations."

The initial purchase (sale) of an option contract is an "opening transaction." In order to close out an option position, a Fund may enter into a "closing transaction," which is simply the sale (purchase) of an option contract on the same security with the same exercise price and expiration date as the option contract originally opened. If a Fund is unable to effect a closing purchase transaction with respect to an option it has written, it will not be able to sell the underlying security until the option expires or the Fund delivers the security upon exercise.

A Fund may purchase put and call options on securities for any lawful purpose, including to protect against a decline in the market value of the securities in its portfolio or to anticipate an increase in the market value of securities that the Fund may seek to purchase in the future. A Fund purchasing put and call options pays a premium for such options. If price movements in the underlying securities are such that exercise of the options would not be profitable for the Fund, loss of the premium paid may be offset by an increase in the value of the Fund's securities or by a decrease in the cost of acquisition of securities by the Fund.

A Fund may write (i.e, sell) "covered" call options on securities for any lawful purpose, including as a means of increasing the yield on its assets and as a means of providing limited protection against decreases in its market value. When a Fund writes an option, if the underlying securities do not increase or decrease, as applicable, to a price level that would make the exercise of the option profitable to the holder thereof, the option generally will expire without being exercised and the Fund will realize as profit the premium received for such option. When a call option of which a Fund is the writer is exercised, the Fund will be required to sell the underlying securities to the option holder at the strike price, and will not participate in any increase in the price of such securities above the strike price. When a put option of which a Fund is the writer is exercised, the Fund will be required to purchase the underlying securities at a price in excess of the market value of such securities.

A Fund may purchase and write options on an exchange or over-the-counter. Over-the-counter options ("OTC options") differ from exchange-traded options in several respects. They are transacted directly with dealers and not with a clearing corporation, and therefore entail the risk of non-performance by the dealer. OTC options are available for a greater variety of securities and for a wider range of expiration dates and exercise prices than are available for exchange-traded options. Because OTC options are not traded on an exchange, pricing is normally done by reference to information from a market maker. It is the SEC's position that OTC options are generally illiquid.

The market value of an option generally reflects the market price of an underlying security. Other principal factors affecting market value include supply and demand, interest rates, the pricing volatility of the underlying security and the time remaining until the expiration date.

Risks. Risks associated with options transactions include: (1) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect correlation between the movement in prices of options and the securities underlying them; (3) there may not be a liquid secondary market for options; and (4) while a Fund will receive a premium when it writes covered call options, it may not participate fully in a rise in the market value of the underlying security.

PRIVATIZATIONS-Privatizations are foreign government programs for selling all or part of the interests in government owned or controlled enterprises. The ability of a U.S. entity to participate in privatizations in certain foreign countries may be limited by local law, or the terms on which a Fund may be permitted to participate may be less advantageous than those applicable for local investors. There can be no assurance that foreign governments will continue to sell their interests in companies currently owned or controlled by them or that privatization programs will be successful.

PUT TRANSACTIONS-All of the Funds may purchase securities at a price which would result in a yield to maturity lower than generally offered by the seller at the time of purchase when a Fund can simultaneously acquire the right to sell the securities back to the seller, the issuer or a third party (the "writer") at an agreed-upon price at any time during a stated period or on a certain date. Such a right is generally denoted as a "standby commitment" or a "put." The purpose of engaging in transactions involving puts is to maintain flexibility and liquidity to permit a Fund to meet redemptions and remain as fully invested as possible in municipal securities. A Fund reserves the right to engage in put transactions. The right to put the securities depends on the writer's ability to pay for the securities at the time the put is exercised. A Fund would limit its put transactions to institutions which the Fund's Adviser or a Sub-Adviser, as applicable, believes present minimum credit risks, and the Fund's Adviser or a Sub-Adviser would use its best efforts to initially determine and continue to monitor the financial strength of the sellers of the options by evaluating their financial statements and such other information as is available in the marketplace. It may, however, be difficult to monitor the financial strength of the writers because adequate current financial information may not be available. In the event that any writer is unable to honor a put for financial reasons, a Fund would be a general creditor (i.e., on a parity with all other unsecured creditors) of the writer. Furthermore, particular provisions of the contract between a Fund and the writer may excuse the writer from repurchasing the securities; for example, a change in the published rating of the underlying municipal securities or any similar event that has an adverse effect on the issuer's credit or a provision in the contract that the put will not be exercised except in certain special cases, for example, to maintain fund liquidity. A Fund could, however, at any time sell the underlying portfolio security in the open market or wait until the portfolio security matures, at which time it should realize the full par value of the security.

The securities purchased subject to a put may be sold to third persons at any time, even though the put is outstanding, but the put itself, unless it is an integral part of the security as originally issued, may not be marketable or otherwise assignable. Therefore, the put would have value only to that particular Fund. Sale of the securities to third parties or lapse of time with the put unexercised may terminate the right to put the securities. Prior to the expiration of any put option, a Fund could seek to negotiate terms for the extension of such an option. If such a renewal cannot be negotiated on terms satisfactory to the Fund, the Fund could, of course, sell the portfolio security. The maturity of the underlying security will generally be different from that of the put. For the purpose of determining the "maturity" of securities purchased subject to an option to put, and for the purpose of determining the dollar-weighted average maturity of a Fund including such securities, the Fund will consider "maturity" to be the first date on which it has the right to demand payment from the writer of the put although the final maturity of the security is later than such date.

RECEIPTS-Receipts are interests in separately traded interest and principal component parts of U.S. Government obligations that are issued by banks or brokerage firms and are created by depositing U.S. Government obligations into a special account at a custodian bank. The custodian holds the interest and principal payments for the benefit of the registered owners of the certificates or receipts. The custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register. Receipts include "Treasury Receipts" ("TRs"), "Treasury Investment Growth Receipts" ("TIGRs"), "Liquid Yield Option Notes" ("LYONs") and "Certificates of Accrual on Treasury Securities" ("CATS"). LYONS, TIGRs and CATS are interests in private proprietary accounts while TRs and Separately Traded Registered Interest and Principal Securities ("STRIPS") (see "U.S. Treasury Obligations") are interests in accounts sponsored by the U.S. Treasury. Receipts are sold as zero coupon securities, which means that they are sold at a substantial discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. This discount is accreted over the life of the security, and such accretion will constitute the income earned on the security for both accounting and tax purposes. For tax purposes, original issue discount that accretes in a taxable year is treated as earned by a Fund and therefore is subject to the distribution requirements applicable to regulated investment companies under Subchapter M of the Code. Because of these features, such securities may be subject to greater interest rate volatility than interest paying fixed income securities.

REITs-REITs are trusts that invest primarily in commercial real estate or real estate-related loans. A REIT is not taxed on income distributed to its shareholders or unitholders if it complies with certain requirements under the Code relating to its organization, ownership, assets and income, as well as with a requirement that it distribute to its shareholders or unitholders at least 95% of its taxable income for each taxable year. Generally, REITs can be classified as Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income primarily from rents and capital gains from appreciation realized through property sales. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both Equity and Mortgage REITs. By investing in REITs indirectly through the Fund, shareholders will bear not only the proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of underlying REITs.

A Fund may be subject to certain risks associated with the direct investments of the REITs. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. Mortgage REITs may be affected by the quality of the credit extended. Furthermore, REITs are dependent on specialized management skills. Some REITs may have limited diversification and may be subject to risks inherent in financing a limited number of properties. REITs depend generally on their ability to generate cash flow to make distributions to shareholders or unitholders, and may be subject to defaults by borrowers and to self-liquidations. In addition, a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Code or its failure to maintain exemption from registration under the 1940 Act.

REPURCHASE AGREEMENTS-A repurchase agreement is an agreement in which one party sells securities to another party in return for cash, with an agreement to repurchase equivalent securities at an agreed price and on an agreed future date. A Fund may enter into repurchase agreements with financial institutions. The Funds each follow certain procedures designed to minimize the risks inherent in such agreements. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions deemed creditworthy by the Adviser or Sub-Adviser, as applicable. The repurchase agreements entered into by a Fund will provide that the underlying collateral at all times shall have a value at least equal to 102% of the resale price stated in the agreement. The Adviser or Sub-Adviser, as applicable, monitors compliance with this requirement, as well as the ongoing financial condition and creditworthiness of the counterparty. Under all repurchase agreements entered into by a Fund, the custodian or its agent must take possession of the underlying collateral. In the event of a default or bankruptcy by a selling financial institution, a Fund will seek to liquidate such collateral. However, the exercising of each Fund's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss. The investments of each of the Funds in repurchase agreements, at times, may be substantial when, in the view of the Adviser or Sub-Adviser, as applicable, liquidity or other considerations so warrant.

REVERSE REPURCHASE AGREEMENTS AND SALE-BUYBACKS-While the Long Duration Fund and the Extended Duration Fund may enter into reverse repurchase agreements and engage in sale-buyback transactions, none of the Large Cap, Large Cap Disciplined Equity, World Equity Ex-US and Small/Mid Cap Equity Funds may do so. Reverse repurchase agreements are transactions in which a Fund sells portfolio securities to financial institutions such as banks and broker-dealers, and agrees to repurchase them at a mutually agreed-upon date and price which is higher than the original sale price. Reverse repurchase agreements are similar to a fully collateralized borrowing by the Fund. At the time the Fund enters into a reverse repurchase agreement, it will earmark or place in a segregated account cash or liquid securities having a value equal to the repurchase price (including accrued interest), and will subsequently monitor the account to ensure that such equivalent value is maintained.

Reverse repurchase agreements involve risks. Reverse repurchase agreements are a form of leverage and the use of reverse repurchase agreements by a Fund may increase the Fund's volatility. Reverse repurchase agreements are also subject to the risk that the other party to the reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to a Fund. Reverse repurchase agreements also involve the risk that the market value of the securities sold by a Fund may decline below the price at which it is obligated to repurchase the securities. In addition, when a Fund invests the proceeds it receives in a reverse repurchase transaction, there is a risk that those investments may decline in value. In this circumstance, the Fund could be required to sell other investments in order to meet its obligations to repurchase the securities.

In a sale-buyback transaction, a Fund sells an underlying security for settlement at a later date. A sale-buyback is similar to a reverse repurchase agreement, except that in a sale-buyback the counterparty who purchases the security is entitled to receive any principal or interest payments made on the underlying security pending settlement of the Fund's repurchase of the underlying security. A Fund's obligations under a sale-buyback typically would be offset by earmarking or placing in a segregated account cash or liquid securities having a value equal to the amount of the Fund's forward commitment to repurchase the underlying security.

SECURITIES LENDING-Each Fund may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Fund's Board of Trustees. These loans, if and when made, may not exceed 331/3% of the total asset value of the Fund (including the loan collateral). No Fund will lend portfolio securities to its Adviser, Sub-Advisers or their affiliates unless it has applied for and received specific authority to do so from the SEC. Loans of portfolio securities will be fully collateralized by cash, letters of credit or U.S. Government securities, and the collateral will be maintained in an amount equal to at least 100% of the current market value of the loaned securities by marking to market daily, although the borrower will be required to deliver collateral of 102% and 105% of the market value of borrowed securities for domestic and foreign issuers, respectively. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund.

The Fund may pay a part of the interest earned from the investment of collateral, or other fee, to an unaffiliated third party for acting as the Fund's securities lending agent.

By lending its securities, a Fund may increase its income by receiving payments from the borrower that reflect the amount of any interest or any dividends payable on the loaned securities as well as by either investing cash collateral received from the borrower in short-term instruments or obtaining a fee from the borrower when U.S. Government securities or letters of credit are used as collateral. Each Fund will adhere to the following conditions whenever its portfolio securities are loaned: (i) the Fund must receive at least 100% cash collateral or equivalent securities of the type discussed in the preceding paragraph from the borrower; (ii) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (iii) the Fund must be able to terminate the loan on demand; (iv) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value; (v) the Fund may pay only reasonable fees in connection with the loan (which fees may include fees payable to the lending agent, the borrower, the Fund's administrator and the custodian); and (vi) voting rights on the loaned securities may pass to the borrower, provided, however, that if a material event adversely affecting the investment occurs, the Fund must terminate the loan and regain the right to vote the securities. The Board has adopted procedures reasonably designed to ensure that the foregoing criteria will be met. Loan agreements involve certain risks in the event of default or insolvency of the borrower, including possible delays or restrictions upon the Fund's ability to recover the loaned securities or dispose of the collateral for the loan, which could give rise to loss because of adverse market action, expenses and/or delays in connection with the disposition of the underlying securities.

SHORT SALES-Short sales may be used by a Fund as part of its overall portfolio management strategies or to offset (hedge) a potential decline in the value of a security. A Fund may engage in short sales that are either "against the box" or "uncovered." A short sale is "against the box" if, at all times during which the short position is open, the Fund owns at least an equal amount of the securities or securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities that are sold short. A short sale against the box is a taxable transaction to the Fund with respect to the securities that are sold short. Uncovered short sales are transactions under which the Fund sells a security it does not own. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing the security at the market price at the time of the replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay the lender amounts equal to any dividends or interest that accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale may be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out.

Until the Fund closes its short position or replaces the borrowed security, the Fund will: (a) maintain a segregated account containing cash or liquid securities at such a level that (i) the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the security sold short, and (ii) the amount deposited in the segregated account plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time the security was sold short; or (b) otherwise "cover" the Fund's short position as required by the 1940 Act.

The Large Cap Disciplined Equity and Large Cap Funds may engage in short sales in an amount up to 20% of the Fund's value (measured at the time of investment) in an attempt to capitalize on equity securities that they believe will underperform the market or their peers. When the Large Cap Disciplined Equity and Large Cap Funds sells securities short, they may use the proceeds from the sales to purchase long positions in additional equity securities that they believe will outperform the market or their peers. This strategy may effectively result in the Large Cap Disciplined Equity and Large Cap Funds having a leveraged investment portfolio, which results in greater potential for loss. Leverage can amplify the effects of market volatility on the Funds' share price and make the Funds' returns more volatile. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Funds' portfolio securities. The use of leverage may also cause the Large Cap Disciplined Equity and Large Cap Funds to liquidate portfolio positions when it would not be advantageous to do so or in order to satisfy its obligations.

SWAPS, CAPS, FLOORS, COLLARS AND SWAPTIONS-Swaps are privately negotiated over-the-counter derivative products in which two parties agree to exchange payment streams calculated in relation to a rate, index, instrument or certain securities (referred to as the "underlying") and a predetermined amount (referred to as the "notional amount"). The underlying for a swap may be an interest rate (fixed or floating), a currency exchange rate, a commodity price index, a security, group of securities or a securities index, a combination of any of these, or various other rates, assets or indices. Swap agreements generally do not involve the delivery of the underlying or principal, and a party's obligations generally are equal to only the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the swap agreement.

A great deal of flexibility is possible in the way swaps may be structured. For example, in a simple fixed-to-floating interest rate swap, one party makes payments equivalent to a fixed interest rate, and the other party makes payments calculated with reference to a specified floating interest rate, such as LIBOR or the prime rate. In a currency swap, the parties generally enter into an agreement to pay interest streams in one currency based on a specified rate in exchange for receiving interest streams denominated in another currency. Currency swaps may involve initial and final exchanges of the currency that correspond to the agreed upon notional amount.

A Fund may engage in simple or more complex swap transactions involving a wide variety of underlyings for various reasons. For example, a Fund may enter into a swap to gain exposure to investments (such as an index of securities in a market) or currencies without actually purchasing those stocks or currencies; to make an investment without owning or taking physical custody of securities or currencies in circumstances in which direct investment is restricted for legal reasons or is otherwise impracticable; to hedge an existing position; to obtain a particular desired return at a lower cost to the Fund than if it had invested directly in an instrument that yielded the desired return; or for various other reasons.

Certain Funds may enter into credit default swaps, as a buyer or a seller. The buyer in a credit default contract is obligated to pay the seller a periodic stream of payments over the term of the contract provided no event of default has occurred. If an event of default occurs, the seller must pay the buyer the full notional value ("par value") of the underlying in exchange for the underlying. If a Fund is a buyer and no event of default occurs, the Fund will have made a stream of payments to the seller without having benefited from the default protection it purchased. However, if an event of default occurs, the Fund, as buyer, will receive the full notional value of the underlying that may have little or no value following default. As a seller, a Fund receives a fixed rate of income throughout the term of the contract, provided there is no default. If an event of default occurs, the Fund would be obligated to pay the notional value of the underlying in return for the receipt of the underlying. The value of the underlying received by the Fund coupled with the periodic payments previously received may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Fund. Credit default swaps involve different risks than if a Fund invests in the underlying directly.

Caps, floors, collars and swaptions are privately-negotiated option-based derivative products. Like a put or call option, the buyer of a cap or floor pays a premium to the writer. In exchange for that premium, the buyer receives the right to a payment equal to the differential if the specified index or rate rises above (in the case of a cap) or falls below (in the case of a floor) a pre-determined strike level. Like swaps, obligations under caps and floors are calculated based upon an agreed notional amount, and, like most swaps (other than foreign currency swaps), the entire notional amount is not exchanged. A collar is a combination product in which one party buys a cap from and sells a floor to another party. Swaptions give the holder the right to enter into a swap. A Fund may use one or more of these derivative products in addition to or in lieu of a swap involving a similar rate or index.

Under current market practice, swaps, caps, collars and floors between the same two parties are generally documented under a "master agreement." In some cases, options and forwards between the parties may also be governed by the same master agreement. In the event of a default, amounts owed under all transactions entered into under, or covered by, the same master agreement would be netted, and only a single payment would be made.

Generally, a Fund would calculate the obligations of the swap agreements' counterparties on a "net basis." Consequently, a Fund's current obligation (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each counterparty to the swap agreement (the "net amount"). A Fund's current obligation under a swap agreement will be accrued daily (offset against any amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered as required by the 1940 Act. Each Fund will not enter into a swap agreement with any single party if the net amount owed or to be received under the existing agreements with that party would exceed 5% of the Fund's total assets.

The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents using standardized swap agreements. As a result, the use of swaps has become more prevalent in comparison with the markets for other similar instruments that are also traded in over-the-counter markets.

Swaps and other derivatives involve risks. One significant risk in a swap, cap, floor, collar or swaption is the volatility of the specific interest rate, currency or other underlying that determines the amount of payments due to and from a Fund. This is true whether these derivative products are used to create additional risk exposure for a Fund or to hedge, or manage, existing risk exposure. If under a swap, cap, floor, collar or swaption agreement a Fund is obligated to make a payment to the counterparty, the Fund must be prepared to make the payment when due. A Fund could suffer losses with respect to such an agreement if the Fund is unable to terminate the agreement or reduce its exposure through offsetting transactions. Further, the risks of caps, floors and collars, like put and call options, may be unlimited for the seller if the cap or floor is not hedged or covered, but is limited for the buyer.

Because under swap, cap, floor, collar and swaption agreements a counterparty may be obligated to make payments to a Fund, these derivative products are subject to risks related to the counterparty's creditworthiness. If a counterparty defaults, a Fund's risk of loss will consist of any payments that the Fund is entitled to receive from the counterparty under the agreement (this may not be true for currency swaps that require the delivery of the entire notional amount of one designated currency in exchange for the other). Upon default by a counterparty, however, a Fund may have contractual remedies under the swap agreement.

A Fund will enter into swaps only with counterparties that the Adviser or Sub-Advisers, as applicable, believe to be creditworthy. In addition, a Fund will earmark or segregate cash or liquid securities in an amount equal to any liability amount owned under a swap, cap, floor, collar or swaption agreement, or will otherwise "cover" its position as required by the 1940 Act.

U.S. GOVERNMENT SECURITIES-Examples of types of U.S. Government obligations in which a Fund may invest include U.S. Treasury obligations and the obligations of U.S. Government agencies or U.S. Government sponsored entities such as Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Fannie Mae, GNMA, General Services Administration, Student Loan Marketing Association, Central Bank for Cooperatives, Freddie Mac, Federal Intermediate Credit Banks, Maritime Administration, and other similar agencies. Whether backed by the full faith and credit of the U.S. Treasury or not, U.S. Government securities are not guaranteed against price movements due to fluctuating interest rates.

U.S. Treasury Obligations. U.S. Treasury obligations consist of bills, notes and bonds issued by the U.S. Treasury and separately traded interest and principal component parts of such obligations that are transferable through the federal book-entry system known as Separately Traded Registered Interest and Principal Securities ("STRIPS") and Treasury Receipts ("TRs").

U.S. Government Zero Coupon Securities. STRIPS and receipts are sold as zero coupon securities, that is, fixed income securities that have been stripped of their unmatured interest coupons. Zero coupon securities are sold at a (usually substantial) discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. The amount of this discount is accreted over the life of the security, and the accretion constitutes the income earned on the security for both accounting and tax purposes. Because of these features, the market prices of zero coupon securities are generally more volatile than the market prices of securities that have similar maturity but that pay interest periodically. Zero coupon securities are likely to respond to a greater degree to interest rate changes than are non-zero coupon securities with similar maturity and credit qualities.

U.S. Government Agencies. Some obligations issued or guaranteed by agencies of the U.S. Government are supported by the full faith and credit of the U.S. Treasury (e.g., obligations of GNMA), others are supported by the right of the issuer to borrow from the Treasury (e.g., obligations of Federal Home Loan Banks), while still others are supported only by the credit of the instrumentality (e.g., obligations of Fannie Mae). Guarantees of principal by agencies or instrumentalities of the U.S. Government may be a guarantee of payment at the maturity of the obligation so that in the event of a default prior to maturity there might not be a market and thus no means of realizing on the obligation prior to maturity. Guarantees as to the timely payment of principal and interest do not extend to the value or yield of these securities nor to the value of a Fund's shares.

VARIABLE AND FLOATING RATE INSTRUMENTS-Certain obligations may carry variable or floating rates of interest, and may involve a conditional or unconditional demand feature. Such instruments bear interest at rates which are not fixed, but which vary with changes in specified market rates or indices. The interest rates on these securities may be reset daily, weekly, quarterly or some other reset period. There is a risk that the current interest rate on such obligations may not accurately reflect existing market interest rates. A demand instrument with a demand notice exceeding seven days may be considered illiquid if there is no secondary market for such security.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES-When-issued or delayed delivery basis transactions involve the purchase of an instrument with payment and delivery taking place in the future. Delivery of and payment for these securities may occur a month or more after the date of the purchase commitment. The interest rate realized on these securities is fixed as of the purchase date, and no interest accrues to the Fund before settlement. These securities are subject to market fluctuation due to changes in market interest rates, and it is possible that the market value at the time of settlement could be higher or lower than the purchase price if the general level of interest rates has changed. Although a Fund generally purchases securities on a when-issued or forward commitment basis with the intention of actually acquiring securities for its portfolio, the Fund may dispose of a when-issued security or forward commitment prior to settlement if the Fund's Adviser or Sub-Adviser, as applicable, deems it appropriate. When a Fund purchases when-issued or delayed delivery securities, it will "cover" its position as required by the 1940 Act.

YANKEE OBLIGATIONS-Yankee obligations ("Yankees") are U.S. dollar-denominated instruments of foreign issuers who either register with the SEC or issue under Rule 144A under the Securities Act of 1933 (the "Securities Act"). These obligations consist of debt securities (including preferred or preference stock of non-governmental issuers), certificates of deposit, fixed time deposits and bankers' acceptances issued by foreign banks, and debt obligations of foreign governments or their subdivisions, agencies and instrumentalities, international agencies and supranational entities. Some securities issued by foreign governments or their subdivisions, agencies and instrumentalities may not be backed by the full faith and credit of the foreign government.

The Yankee obligations selected for a Fund will adhere to the same quality standards as those utilized for the selection of domestic debt obligations.

ZERO COUPON SECURITIES-Zero coupon securities are securities that are sold at a discount to par value and securities on which interest payments are not made during the life of the security. Upon maturity, the holder is entitled to receive the par value of the security. While interest payments are not made on such securities, holders of such securities are deemed to have received "phantom income" annually. Because a Fund will distribute its "phantom income" to shareholders, to the extent that shareholders elect to receive dividends in cash rather than reinvesting such dividends in additional shares, the Fund will have fewer assets with which to purchase income producing securities. Pay-in-kind securities pay interest in either cash or additional securities, at the issuer's option, for a specified period. Pay-in-kind bonds, like zero coupon bonds, are designed to give an issuer flexibility in managing cash flow. Pay-in-kind bonds are expected to reflect the market value of the underlying debt plus an amount representing accrued interest since the last payment. Pay-in-kind bonds are usually less volatile than zero coupon bonds, but more volatile than cash pay securities. Pay-in-kind securities are securities that have interest payable by delivery of additional securities. Upon maturity, the holder is entitled to receive the aggregate par value of the securities. Deferred payment securities are securities that remain zero coupon securities until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals.

To avoid any leveraging concerns, a Fund will "cover" its position as required by the 1940 Act. Zero coupon, pay-in-kind and deferred payment securities may be subject to greater fluctuation in value and lesser liquidity in the event of adverse market conditions than comparably rated securities paying cash interest at regular interest payment periods. STRIPS and receipts (TRs, TIGRs, LYONs and CATS) are sold as zero coupon securities, that is, fixed income securities that have been stripped of their unmatured interest coupons. Zero coupon securities are sold at a (usually substantial) discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. The amount of this discount is accreted over the life of the security, and the accretion constitutes the income earned on the security for both accounting and tax purposes. Because of these features, the market prices of zero coupon securities are generally more volatile than the market prices of securities that have similar maturity but that pay interest periodically. Zero coupon securities are likely to respond to a greater degree to interest rate changes than are non-zero coupon securities with similar maturity and credit qualities.

Corporate zero coupon securities are: (i) notes or debentures which do not pay current interest and are issued at substantial discounts from par value; or (ii) notes or debentures that pay no current interest until a stated date one or more years into the future, after which the issuer is obligated to pay interest until maturity, usually at a higher rate than if interest were payable from the date of issuance, and may also make interest payments in kind (e.g., with identical zero coupon securities). Such corporate zero coupon securities, in addition to the risks identified above, are subject to the risk of the issuer's failure to pay interest and repay principal in accordance with the terms of the obligation. A Fund must accrete the discount or interest on high-yield bonds structured as zero coupon securities as income even though it does not receive a corresponding cash interest payment until the security's maturity or payment date. For tax purposes, original issue discount that accretes in a taxable year is treated as earned by a Fund and therefore is subject to the distribution requirements applicable to the regulated investment companies under Subchapter M of the Code. A Fund may have to dispose of its securities under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing cash to satisfy distribution requirements. A Fund accrues income with respect to the securities prior to the receipt of cash payments.

INVESTMENT LIMITATIONS

Fundamental Policies

The following investment limitations are fundamental policies of the Large Cap, Small Cap, Core Fixed Income, High Yield Bond, International Equity, Emerging Markets Equity, International Fixed Income, World Equity Ex-US, Large Cap Index, Large Cap Disciplined Equity, Small/Mid Cap Equity, Extended Duration Bond and Global Equity Funds and may not be changed without shareholder approval.

A Fund may not:

  1.  Purchase securities of an issuer if it would cause the Fund to fail to satisfy the diversification requirement for a diversified management company under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time. This investment limitation does not apply to the International Fixed Income Fund.

  2.  Concentrate investments in a particular industry or group of industries, as concentration is defined under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

  3.  Borrow money or issue senior securities (as defined under the 1940 Act), except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

  4.  Make loans, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

  5.  Purchase or sell commodities or real estate, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

  6.  Underwrite securities issued by other persons, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

The following investment limitations are fundamental policies of the Long Duration Bond Fund and may not be changed without shareholder approval.

The Fund may not:

  1.  Purchase securities of an issuer if it would cause the Fund to fail to satisfy the diversification requirement for a diversified management company under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended from time to time.

  2.  Purchase any securities which would cause 25% or more of its total assets to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to investments in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

  3.  Issue any class of senior security (as defined in the 1940 Act) except as permitted by rule, regulation or order of the SEC.

  4.  Make loans if, as a result, more than 331/3% of its total assets would be lent to other parties, except that the Fund may: (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; and (iii) lend its securities.

  5.  Purchase or sell real estate, physical commodities, or commodities contracts, except that the Fund may purchase: (i) marketable securities issued by companies which own or invest in real estate (including real estate investment trusts), commodities, or commodities contracts; and (ii) commodities contracts relating to financial instruments, such as financial futures contracts and options on such contracts.

  6.  Underwrite securities issued by other persons, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

  7.  Borrow money in an amount exceeding 331/3% of the value of its total assets, provided that, for purposes of this limitation, investment strategies that either obligate the Fund to purchase securities or require the Fund to segregate assets are not considered to be borrowing. Asset coverage of at least 300% is required for all borrowing, except where the Fund has borrowed money for temporary purposes in an amount not exceeding 5% of its total assets.

For purposes of the industry concentration limitation specified in the Prospectuses and Statement of Additional Information: (i) utility companies will be divided according to their services, for example, gas, gas transmission, electric and telephone will each be considered a separate industry; (ii) financial service companies will be classified according to end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry; (iii) supranational agencies will be deemed to be issuers conducting their principal business activities in the same industry; and (iv) governmental issuers within a particular country will be deemed to be conducting their principal business activities in that same industry.

Non-Fundamental Policies

The following investment limitations are non-fundamental policies of the Small Cap, Core Fixed Income, High Yield Bond, International Fixed Income, Emerging Markets Equity and International Equity Funds and may be changed without shareholder approval.

A Fund may not:

  1.  Pledge, mortgage or hypothecate assets except to secure permitted borrowings or related to the deposit of assets in escrow or the posting of collateral in segregated accounts in compliance with the asset segregation requirements imposed by Section 18 of the 1940 Act, or any rule or SEC staff interpretation thereunder.

  2.  Invest in companies for the purpose of exercising control.

  3.  Purchase securities on margin or effect short sales, except that each Fund may: (i) obtain short-term credits as necessary for the clearance of security transactions; (ii) provide initial and variation margin payments in connection with transactions involving futures contracts and options on such contracts; and (iii) make short sales "against the box" or in compliance with the SEC's position regarding the asset segregation requirements of Section 18 of the 1940 Act.

  4.  Invest its assets in securities of any investment company, except as permitted by the 1940 Act.

  5.  Purchase or hold illiquid securities, if, in the aggregate, more than 15% of its net assets would be invested in illiquid securities.

  6.  Purchase securities which are not readily marketable if, in the aggregate, more than 15% of its total assets would be invested in such securities.

  7.  With respect to 75% of its assets: (i) purchase securities of any issuer (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, as a result, more than 5% of its total assets would be invested in the securities of such issuer; or (ii) acquire more than 10% of the outstanding voting securities of any one issuer.

  8.  Purchase any securities which would cause 25% or more of its total assets to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to investments in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

  9.  Issue any class of senior security or sell any senior security of which it is the issuer, except that a Fund may borrow from any bank, provided that immediately after any such borrowing there is asset coverage of at least 300% for all borrowings of the Fund, and further provided that, to the extent that such borrowings exceed 5% of a Fund's total assets, all borrowings shall be repaid before such Fund makes additional investments. The term "senior security" shall not include any temporary borrowings that do not exceed 5% of the value of such Fund's total assets at the time the Fund makes such temporary borrowing. In addition, investment strategies that either obligate a Fund to purchase securities or require a Fund to segregate assets will not be considered borrowings or senior securities.

  10.  Make loans if, as a result, more than 331/3% of its total assets would be lent to other parties, except that each Fund may: (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; and (iii) lend its securities.

  11.  Purchase or sell real estate, physical commodities, or commodities contracts, except that each Fund may purchase: (i) marketable securities issued by companies which own or invest in real estate (including real estate investment trusts), commodities, or commodities contracts; and (ii) commodities contracts relating to financial instruments, such as financial futures contracts and options on such contracts.

  12.  Invest in interests in oil, gas or other mineral exploration or development programs and oil, gas or mineral leases.

  13.  With respect to the Large Cap Fund, under normal circumstances, invest less than 80% of its net assets in equity securities of large companies. The Fund will notify its shareholders at least 60 days prior to any change to this policy.

  14.  With respect to the Small Cap Fund, under normal circumstances, invest less than 80% of its net assets in equity securities of small companies. The Fund will notify its shareholders at least 60 days prior to any change to this policy.

  15.  With respect to the Core Fixed Income Fund, under normal circumstances, invest less than 80% of its net assets in fixed income securities. The Fund will notify its shareholders at least 60 days prior to any change to this policy.

  16.  With respect to the High Yield Bond Fund, under normal circumstances, invest less than 80% of its net assets in fixed income securities that are rated below investment grade. The Fund will notify its shareholders at least 60 days prior to any change to this policy.

  17.  With respect to the International Equity Fund, invest less than 80% of its net assets, under normal circumstances, in equity securities. The Fund will notify its shareholders at least 60 days prior to any change to this policy.

  18.  With respect to the Emerging Markets Equity Fund, invest less than 80% of its net assets, under normal circumstances, in equity securities of emerging market issuers. The Fund will notify its shareholders at least 60 days prior to any change to this policy.

  19.  With respect to the International Fixed Income Fund, invest less than 80% of its net assets, under normal circumstances, in fixed income securities. The Fund will notify its shareholders at least 60 days prior to any change to this policy.

The following investment limitations are non-fundamental policies of the Large Cap Index, Large Cap Disciplined Equity, Small/Mid Cap Equity and Extended Duration Bond Funds and may be changed without shareholder approval.

A Fund may not:

  1.  Pledge, mortgage or hypothecate assets except to secure permitted borrowings or related to the deposit of assets in escrow or the posting of collateral in segregated accounts in compliance with the asset segregation requirements imposed by Section 18 of the 1940 Act, or any rule or SEC staff interpretation thereunder.

  2.  Invest in companies for the purpose of exercising control.

  3.  Purchase securities on margin or effect short sales, except that each Fund may: (i) obtain short-term credits as necessary for the clearance of security transactions; (ii) provide initial and variation margin payments in connection with transactions involving futures contracts and options on such contracts; and (iii) make short sales "against the box" or in compliance with the SEC's position regarding the asset segregation requirements of Section 18 of the 1940 Act.

  4.  Invest its assets in securities of any investment company, except as permitted by the 1940 Act.

  5.  Purchase or hold illiquid securities, if, in the aggregate, more than 15% of its net assets would be invested in illiquid securities.

  6.  Purchase securities which are not readily marketable if, in the aggregate, more than 15% of its total assets would be invested in such securities. This policy does not apply to the Large Cap Disciplined Equity and Small/Mid Cap Equity Funds.

  7.  With respect to 75% of its total assets: (i) purchase securities of any issuer (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, as a result, more than 5% of its total assets would be invested in the securities of such issuer; or (ii) acquire more than 10% of the outstanding voting securities of any one issuer.

  8.  Purchase any securities which would cause 25% or more of its total assets to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to investments in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

  9.  Borrow money in an amount exceeding 331/3% of the value of its total assets, provided that, for purposes of this limitation, investment strategies which either obligate a Fund to purchase securities or require a Fund to segregate assets are not considered to be borrowing. Asset coverage of 300% is required for all borrowing, except where the Fund has borrowed money for temporary purposes in an amount not exceeding 5% of its total assets.

  10.  Make loans if, as a result, more than 331/3% of its total assets would be lent to other parties, except that each Fund may: (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; and (iii) lend its securities.

  11.  Purchase or sell real estate, physical commodities, or commodities contracts, except that each Fund may purchase: (i) marketable securities issued by companies which own or invest in real estate (including real estate investment trusts), commodities, or commodities contracts; and (ii) commodities contracts relating to financial instruments, such as financial futures contracts and options on such contracts.

  12.  With respect to the Large Cap Index Fund, invest less than substantially all of its net assets, under normal circumstances, in securities included in the Russell 1000 Index. The Fund will notify its shareholders at least 60 days prior to any change to this policy.

  13.  With respect to the Large Cap Disciplined Equity Fund, under normal circumstances, invest less than 80% of its net assets in equity securities of large companies. The Fund will notify its shareholders at least 60 days prior to any change to this policy.

  14.  With respect to the Extended Duration Bond Fund, under normal circumstances, invest less than 80% of its net assets in fixed income securities and synthetic instruments or derivatives having economic characteristics similar to fixed income securities. The Fund will notify its shareholders at least 60 days prior to any change to this policy.

The following investment limitations are non-fundamental policies of the World Equity Ex-US and Global Equity Funds and may be changed without shareholder approval.

A Fund may not:

  1.  With respect to 75% of its total assets, purchase securities of any issuer (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities or securities of other investment companies), if as a result, more than 5% of the total assets of the Fund would be invested in the securities of such issuer or if the Fund would acquire more than 10% of the voting securities of such issuer.

  2.  Purchase any securities which would cause 25% or more of the total assets of the Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to investments in: (i) domestic banks and U.S. branches of foreign banks, which the Fund has determined to be subject to the same regulation as U.S. banks; or (ii) obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

  3.  Borrow money in an amount exceeding 331/3% of the value of its total assets, provided that, for purposes of this limitation, investment strategies that either obligate the Fund to purchase securities or require the Fund to segregate assets are not considered to be borrowing. Asset coverage of at least 300% is required for all borrowing, except where the Fund has borrowed money for temporary purposes in an amount not exceeding 5% of its total assets.

  4.  Make loans, if as a result, more than 331/3% of its total assets would be lent to other parties, except that the Fund may purchase or hold debt instruments in accordance with its investment objective and policies, enter into repurchase agreements and loan its portfolio securities.

  5.  Pledge, mortgage or hypothecate assets except to secure permitted borrowings or related to the deposit of assets in escrow or in segregated accounts in compliance with the asset segregation requirements imposed by Section 18 of the 1940 Act, or any rule or SEC staff interpretation thereunder.

  6.  Invest in companies for the purpose of exercising control.

  7.  Purchase or sell real estate, real estate limited partnership interests, physical commodities or commodities contracts. However, to the extent consistent with its investment objective and policies, the Fund may: (i) invest in securities of issuers engaged in the real estate business or the business of investing in real estate (including interests in limited partnerships owning or otherwise engaged in the real estate business or the business of investing in real estate) and securities which are secured by real estate or interest therein (including REITs); (ii) hold or sell real estate received in connection with securities it holds or held; (iii) invest in securities issued by issuers that own or invest in commodities or commodities contracts; (iv) invest in futures contracts and options on futures contracts (including options on currencies); or (v) purchase securities of issuers that deal in precious metals or interests therein.

  8.  Purchase securities on margin, except such short-term credits as may be necessary for the clearance of purchases and sales of securities and provided that margin deposits in connection with futures contracts, options on futures or other derivative instruments shall not constitute purchasing securities on margin.

  9.  Sell securities short unless it owns the security or the right to obtain the security or equivalent securities, or unless it covers such short sale as required by current SEC rules and interpretations (transactions in futures contracts, options and other derivative instruments are not considered selling securities short).

  10.  Purchase securities of other investment companies, except as permitted by the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended from time to time.

  11.  Invest in interests in oil, gas or other mineral exploration or development programs.

  12.  Purchase or hold illiquid securities if more than 15% of its net assets would be invested in illiquid securities.

  13.  With respect to the World Equity Ex-US Fund, invest less than 80% of its net assets in equity securities of foreign companies. The Fund will notify its shareholders at least 60 days prior to any change to this policy.

  14.  With respect to the Global Equity Fund, invest less than 80% of its net assets in equity securities. The Fund will notify its shareholders at least 60 days prior to any changes to this policy.

The following investment limitations are non-fundamental policies of the Long Duration Bond Fund and may be changed without shareholder approval.

The Fund may not:

  1.  Pledge, mortgage or hypothecate assets except to secure permitted borrowings or related to the deposit of assets in escrow or the posting of collateral in segregated accounts in compliance with the asset segregation requirements imposed by Section 18 of the 1940 Act, or any rule or SEC staff interpretation thereunder.

  2.  Invest in companies for the purpose of exercising control.

  3.  Purchase securities on margin or effect short sales, except that each Fund may: (i) obtain short-term credits as necessary for the clearance of security transactions; (ii) provide initial and variation margin payments in connection with transactions involving futures contracts and options on such contracts; and (iii) make short sales "against the box" or in compliance with the SEC's position regarding the asset segregation requirements of Section 18 of the 1940 Act.

  4.  Invest its assets in securities of any investment company, except as permitted by the 1940 Act.

  5.  Purchase or hold illiquid securities, if, in the aggregate, more than 15% of its net assets would be invested in illiquid securities.

  6.  Purchase securities which are not readily marketable if, in the aggregate, more than 15% of its total assets would be invested in such securities.

  7.  Under normal circumstances, invest less than 80% of its net assets in fixed income securities and synthetic instruments or derivatives having economic characteristics similar to fixed income securities. The Fund will notify its shareholders at least 60 days prior to any change to this policy.

  8.  With respect to 75% of its assets: (i) purchase securities of any issuer (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, as a result, more than 5% of its total assets would be invested in the securities of such issuer; or (ii) acquire more than 10% of the outstanding voting securities of any one issuer.

For purposes of the industry concentration limitation specified in the Prospectuses and Statement of Additional Information: (i) utility companies will be divided according to their services, for example, gas, gas transmission, electric and telephone will each be considered a separate industry; (ii) financial service companies will be classified according to end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry; (iii) supranational agencies will be deemed to be issuers conducting their principal business activities in the same industry; and (iv) governmental issuers within a particular country will be deemed to be conducting their principal business activities in that same industry.

The following descriptions of the 1940 Act may assist shareholders in understanding the above policies and restrictions.

Diversification. Under the 1940 Act, a diversified investment management company, as to 75% of its total assets, may not purchase securities of any issuer (other than securities issued or guaranteed by the U.S. Government, its agents or instrumentalities or securities of other investment companies) if, as a result, more than 5% of its total assets would be invested in the securities of such issuer, or more than 10% of the issuer's outstanding voting securities would be held by the fund.

Concentration. The SEC has presently defined concentration as investing 25% or more of an investment company's net assets in an industry or group of industries, with certain exceptions.

Borrowing. The 1940 Act presently allows a fund to borrow from any bank (including pledging, mortgaging or hypothecating assets) in an amount up to 331/3% of its total assets (not including temporary borrowings not in excess of 5% of its total assets).

Senior Securities. Senior securities may include any obligation or instrument issued by a fund evidencing indebtedness. The 1940 Act generally prohibits funds from issuing senior securities, although it does not treat certain transactions as senior securities, such as certain borrowings, short sales, reverse repurchase agreements, firm commitment agreements and standby commitments, with appropriate earmarking or segregation of assets to cover such obligation.

Lending. Under the 1940 Act, a fund may only make loans if expressly permitted by its investment policies. The Funds' non-fundamental investment policy on lending is set forth above.

Underwriting. Under the 1940 Act, underwriting securities involves a fund purchasing securities directly from an issuer for the purpose of selling (distributing) them or participating in any such activity either directly or indirectly. Under the 1940 Act, a diversified fund may not make any commitment as underwriter, if immediately thereafter the amount of its outstanding underwriting commitments, plus the value of its investments in securities of issuers (other than investment companies) of which it owns more than 10% of the outstanding voting securities, exceeds 25% of the value of its total assets.

Real Estate. The 1940 Act does not directly restrict a fund's ability to invest in real estate, but does require that every fund have a fundamental investment policy governing such investments. Certain Funds have adopted a fundamental policy that would permit direct investment in real estate. However, these Funds have a non-fundamental investment limitation that prohibits them from investing directly in real estate. This non-fundamental policy may be changed only by vote of these Funds' Board of Trustees.

THE ADMINISTRATOR AND TRANSFER AGENT

General. SEI Investments Fund Management (the "Administrator"), a Delaware statutory trust, has its principal business offices at One Freedom Valley Drive, Oaks, Pennsylvania 19456. SEI Investments Management Corporation, a wholly-owned subsidiary of SEI Investments Company ("SEI Investments"), is the owner of all beneficial interest in the Administrator. SEI Investments and its subsidiaries and affiliates, including the Administrator, are leading providers of funds evaluation services, trust accounting systems, and brokerage and information services to financial institutions, institutional investors, and money managers. The Administrator and its affiliates also serve as administrator or sub-administrator to other mutual funds.

Administration Agreement with the Trust.  The Trust and the Administrator have entered into an administration and transfer agency agreement (the "Administration Agreement"). Under the Administration Agreement, the Administrator provides the Trust with administrative and transfer agency services, including regulatory reporting and all necessary office space, equipment, personnel and facilities. The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Administrator in the performance of its duties or from reckless disregard of its duties and obligations thereunder.

The Administration Agreement shall remain effective for the initial term of the Agreement and each renewal term thereof unless earlier terminated: (a) by a vote of a majority of the Trustees of the Trust on not less than 60 days' written notice to the Administrator; or (b) by the Administrator on not less than 90 days' written notice to the Trust.

If operating expenses of any Fund exceed applicable limitations, the Administrator will pay such excess. The Administrator will not be required to bear expenses of any Fund to an extent which would result in the Fund's inability to qualify as a regulated investment company under provisions of the Code. The term "expenses" is defined in such laws or regulations, and generally excludes brokerage commissions, distribution expenses, taxes, interest and extraordinary expenses.

For the fiscal years ended May 31, 2003, 2004 and 2005, the following table shows: (i) the dollar amount of fees paid to the Administrator by each Fund; and (ii) the dollar amount of the Administrator's voluntary fee waivers.

	Net Fees Paid (000)					Fees Waived or Reimbursed (000)
Fund	2003	2004		2005		2003	2004		2005
Large Cap Fund	$0	$0		$0		$1,380	$1,276		$873
Small Cap Fund	$0	$0		$0		$490	$669		$728
International Equity Fund	$0	$0		$0		$547	$675		$826
Emerging Markets Equity Fund	*	*		*		*	*		*
World Equity Ex-US Fund	*	*		$0	*****	*	*		$19	*****
Core Fixed Income Fund	$0	$0		$0		$1,158	$1,422		$1,881
High Yield Bond Fund	*	*		*		*	*		*
International Fixed Income Fund	*	*		*		*	*		*
Large Cap Index Fund	$0	$0		$0		$32	$126		$152
Large Cap Disciplined Equity Fund	*	$0	**	$0		*	$430	**	$1,474
Small/Mid Cap Equity Fund	*	$0	***	$0		*	$73	***	$290
Long Duration Fund	*	$0	****	$0		*	$0	****	$22
Extended Duration Fund	*	$0	****	$0		*	$1	****	$29
Global Equity Fund	*	*		*		*	*		*

*  Not in operation during such period.

**  Commenced operations on August 28, 2003.

***  Commenced operations on December 15, 2003.

****  Commenced operations on April 21, 2004.

*****  Commenced operations on March 28, 2005.

THE ADVISER AND THE SUB-ADVISERS

General. SEI Investments Management Corporation ("SIMC" or the "Adviser") is a wholly-owned subsidiary of SEI Investments, a financial services company. The principal business address of SIMC and SEI Investments is One Freedom Valley Drive, Oaks, Pennsylvania 19456. SEI Investments was founded in 1968, and is a leading provider of investment solutions to banks, institutional investors, investment advisers and insurance companies. SIMC and its affiliates currently serve as adviser to more than 8 investment companies, including more than 69 portfolios, with approximately $67,532,231,919.16 billion in assets under management as of August 31, 2005.

Manager of Managers Structure. SIMC is the investment adviser for each of the Funds, and operates as a "manager of managers." SIMC and the Trust have obtained an exemptive order from the SEC that permits SIMC, with the approval of the Trust's Board of Trustees, to retain unaffiliated investment sub-advisers for a Fund without submitting the sub-advisory agreement to a vote of the Fund's shareholders. Among other things, the exemptive relief permits the non-disclosure of amounts payable by SIMC under such sub-advisory agreements. The Trust will notify shareholders in the event of any change in the identity of the sub-advisers for a Fund.

Subject to Board review, SIMC allocates and, when appropriate, reallocates the Funds' assets among sub-advisers (the "Sub-Advisers"), monitors and evaluates Sub-Adviser performance, and oversees Sub-Adviser compliance with the Funds' investment objectives, policies and restrictions. SIMC has ultimate responsibility for the investment performance of the Funds due to its responsibility to oversee Sub-Advisers and recommend their hiring, termination and replacement.

Advisory and Sub-Advisory Agreements. The Trust and SIMC have entered into an investment advisory agreement (the "Advisory Agreement"). Pursuant to the Advisory Agreement, SIMC oversees the investment advisory services provided to the Funds and may manage the cash portion of the Funds' assets. Pursuant to separate sub-advisory agreements (the "Sub-Advisory Agreements" and, together with the Advisory Agreement, the "Investment Advisory Agreements") with SIMC, and under the supervision of SIMC and the Board of Trustees, the Sub-Advisers are responsible for the day-to-day investment management of all or a discrete portion of the assets of the Funds. The Sub-Advisers also are responsible for managing their employees who provide services to the Funds. Sub-Advisers are selected for the Funds based primarily upon the research and recommendations of SIMC, which evaluates quantitatively and qualitatively each Sub-Adviser's skills and investment results in managing assets for specific asset classes, investment styles and strategies.

The Advisory Agreement and certain of the Sub-Advisory Agreements provide that SIMC (or any Sub-Adviser) shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder. In addition, certain of the Sub-Advisory Agreements provide that the Sub-Adviser shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or negligence on its part in the performance of its duties, or from reckless disregard of its obligations or duties thereunder.

The continuance of each Investment Advisory Agreement must be specifically approved at least annually: (i) by the vote of a majority of the outstanding shares of that Fund or by the Trustees; and (ii) by the vote of a majority of the Trustees who are not parties to such Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. Each Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Trustees of the Trust or, with respect to a Fund, by a majority of the outstanding shares of that Fund, on not less than 30 days' nor more than 60 days' written notice to the Adviser or Sub-Advisers, or by the Adviser or Sub-Advisers on 90 days' written notice to the Trust.

Advisory Fees. For its advisory services, SIMC is entitled to a fee, which is calculated daily and paid monthly, at the following annual rates (shown as a percentage of the average daily net assets of each Fund):

Large Cap Fund	0.40%
Small Cap Fund	0.65%
International Equity Fund	0.51%
Emerging Markets Equity Fund	1.05%
World Equity Ex-US Fund	0.55%
Core Fixed Income Fund	0.30%
High Yield Bond Fund	0.49%
International Fixed Income Fund	0.45%
Large Cap Index Fund	0.17%
Large Cap Disciplined Equity Fund	0.40%
Small/Mid Cap Equity Fund	0.65%
Long Duration Fund	0.30%
Extended Duration Fund	0.30%
Global Equity Fund	0.60%

SIMC pays the Sub-Advisers a fee out of its advisory fee which is based on a percentage of the average monthly market value of the assets managed by each Sub-Adviser.

For the fiscal years ended May 31, 2003, 2004 and 2005, the following table shows: (i) the dollar amount of fees paid to SIMC by each Fund; and (ii) the dollar amount of SIMC's voluntary fee waivers.

	Net Fees Paid (000)					Fees Waived (000)
Fund	2003	2004		2005		2003	2004		2005
Large Cap Fund	$6,592	$6,016			$4,287	$4,448	$4,192		$2,696
Small Cap Fund	$5,136	$6,940			$7,638	$1,234	$1,761		$1,830
International Equity Fund	$3,922	$5,208			$6,614	$1,603	$1,608		$1,726
Emerging Markets Equity Fund	*	*		*		*	*		*
World Equity Ex-US Fund	*	*			$188*****	*	*		$18	*****
Core Fixed Income Fund	$3,606	$4,395			$4,539	$3,343	$4,140		$6,746
High Yield Bond Fund	*	*		*		*	*		*
International Fixed Income Fund	*	*		*		*	*		*
Large Cap Index Fund	$110	$335			$344	$0	$92		$174
Large Cap Disciplined Equity Fund	*	$2,655	**		$8,604	*	$787	**	$3,186
Small/Mid Cap Equity Fund	*	$905	***		$3,445	*	$44	***	$319
Long Duration Fund	*	$0	****		$64	*	$2	****	$70
Extended Duration Fund	*	$4	****		$84	*	$5	****	$91
Global Equity Fund				*					*

*  Not in operation during such period.

**  Commenced operations on August 28, 2003.

***  Commenced operations on December 15, 2003.

****  Commenced operations on April 21, 2004.

*****  Commenced operations on March 28, 2005.

The Sub-Advisers.

ACADIAN ASSET MANAGEMENT INC.-Acadian Asset Management Inc. ("Acadian") serves as a Sub-Adviser to a portion of the assets of the World Equity Ex-US Fund. Acadian was founded in 1977 and is a wholly-owned subsidiary of Old Mutual Asset Managers (US) LLC, which is a wholly-owned subsidiary of Old Mutual (US) Holdings Inc., which is a wholly-owned subsidiary of OM Group (UK)(Limited), which is a wholly-owned subsidiary of Old Mutual plc. Old Mutual plc, Acadian's ultimate parent company, is a publicly traded company listed on the U.K. and South African stock exchanges.

ALLIANCE CAPITAL MANAGEMENT L.P.-Alliance Capital Management L.P. ("Alliance Capital") serves as a Sub-Adviser to a portion of the assets of the Emerging Markets Equity, International Equity and World Equity Ex-US Funds and Sanford C. Bernstein & Co., LLC, a wholly-owned subsidiary and an investment unit of Alliance Capital, serves as a Sub-Adviser to a portion of the assets of the Large Cap Fund. Alliance Capital is a Delaware limited partnership of which Alliance Capital Management Corporation, an indirect wholly-owned subsidiary of AXA Financial, Inc. ("AXA Financial"), is a general partner. AXA Financial is a wholly-owned subsidiary of AXA.

ANALYTIC INVESTORS, INC.-Analytic Investors, Inc. ("Analytic") serves as a Sub-Adviser to a portion of the assets of the Large Cap Disciplined Equity Fund. Analytic, a wholly-owned subsidiary of Old Mutual Assets Managers (US) LLC, was founded in 1970.

ARONSON+JOHNSON+ORTIZ, LP-Aronson+Johnson+Ortiz, LP ("AJO") serves as a Sub-Adviser to a portion of the assets of the Large Cap Fund. AJO is wholly-owned by its nine limited partners. Theodore R. Aronson, Managing Principal, is majority equity owner of AJO.

ARTISAN PARTNERS LIMITED PARTNERSHIP-Artisan Partners Limited Partnership ("Artisan") serves as a Sub-Adviser to a portion of the assets of the Small Cap Fund. Artisan, a privately owned multidiscipline investment firm, was founded in 1994.

ASHMORE INVESTMENT MANAGEMENT LIMITED-Ashmore Investment Management Limited ("Ashmore") serves as a Sub-Adviser to a portion of the assets of the Emerging Markets Equity Fund. Ashmore is an indirectly wholly-owned subsidiary of Ashmore Group Limited.

BARCLAYS GLOBAL FUND ADVISORS-Barclays Global Fund Advisors ("BGFA") serves as the Sub-Adviser to the Large Cap Index Fund and a portion of the assets of the Large Cap Disciplined Equity Fund. BGFA is a majority-owned indirect subsidiary of Barclays Bank PLC, a publicly listed holding company based in London, England.

BLACKROCK ADVISORS, INC.-BlackRock Advisors, Inc. ("BlackRock") serves as a Sub-Adviser to a portion of the assets of the Small/Mid Cap Equity, Small Cap and Core Fixed Income Funds. BlackRock, a Delaware corporation, is a subsidiary of PNC Financial Services Group, Inc. and an indirect subsidiary of PNC Bank Corp.

THE BOSTON COMPANY ASSET MANAGEMENT LLC-The Boston Company Asset Management LLC ("The Boston Company") serves as a Sub-Adviser to a portion of the assets of the Emerging Markets Equity Fund. The Boston Company is a wholly-owned indirect subsidiary of Mellon Financial Corporation.

BRIDGEWATER ASSOCIATES, INC.-Bridgewater Associates, Inc. ("Bridgewater") serves as a Sub-Adviser to a portion of the assets of the Large Cap Disciplined Equity and International Fixed Income Funds. Bridgewater was founded in 1973 and is 100% employee (or former employee) owned and controlled.

CAPITAL GUARDIAN TRUST COMPANY-Capital Guardian Trust Company ("CGTC") serves as a Sub-Adviser to a portion of the assets of the International Equity and World Equity Ex-US Funds. CGTC is a wholly-owned subsidiary of Capital Group International, Inc., which in turn is a wholly-owned subsidiary of The Capital Group Companies, Inc. CGTC was founded in 1968 and is a registered investment adviser.

CITIGROUP ASSET MANAGEMENT LIMITED-Citigroup Asset Management Limited ("CAM Ltd.") serves as a Sub-Adviser to a portion of the assets of the Emerging Markets Equity Fund. CAM Ltd. was founded in 1998 and is a wholly-owned indirect subsidiary of Citigroup Inc.

DAVID J. GREENE AND COMPANY, LLC-David J. Greene and Company, LLC ("David J. Greene") serves as a Sub-Adviser to a portion of the assets of the Small Cap Fund. David J. Greene is a New York limited liability company founded in 1938, and changed from a partnership to an LLC in January 1998. Three family principals, Michael Greene, Alan Greene, and James Greene, collectively own more than 25% of the firm and Benjamin H. Nahum owns more than 10% of the firm.

DELAWARE MANAGEMENT COMPANY-Delaware Management Company ("DMC"), a series of Delaware Management Business Trust, serves as a Sub-Adviser to a portion of the assets of the Small/Mid Cap Equity, Small Cap and Large Cap Funds. Delaware Investments, which is the marketing name for DMC, is a wholly-owned subsidiary of Lincoln Financial Group, the marketing name for Lincoln National Corporation.

EMERGING MARKETS MANAGEMENT, L.L.C.-Emerging Markets Management, L.L.C. ("EMM") serves as a Sub-Adviser to a portion of the assets of the Emerging Markets Equity Fund. EMM is majority owned by its managing shareholder, Emerging Markets Investors Corporation ("EMI"). EMI, in-turn, is majority owned by Antoine van Agtmael and Michael Duffy. EMM and EMI are each registered as investment advisors with the U.S. Securities and Exchange Commission.

ENHANCED INVESTMENT TECHNOLOGIES, LLC-Enhanced Investment Technologies, LLC ("INTECH") serves as a Sub-Adviser to a portion of the assets of the Large Cap Disciplined Equity and Large Cap Funds. Janus Capital Group, Inc. owns 77.5% of INTECH and 22.5% of INTECH is owned by its employees. INTECH was founded in 1987.

FISCHER FRANCIS TREES & WATTS, INC. AND ITS AFFILIATES-Fischer Francis Trees & Watts, Inc. ("FFTW"), a New York corporation and three of its affiliates, Fischer Francis Trees & Watts, a corporate partnership organized under the laws of the United Kingdom, Fischer Francis Trees & Watts (Singapore) Pte Ltd, a Singapore corporation, and Fischer Francis Trees & Watts Kabushiki Kaisha, a Japanese corporation, collectively serve as Sub-Adviser to a portion of the assets of the International Fixed Income Fund. FFTW is wholly-owned by Charter Atlantic Corporation, which in turn is owned by 16 Managing Director Employee Shareholders and one institutional shareholder, BNP Paribas. FFTW owns approximately 99% of Fischer

Francis Trees & Watts. Fischer Francis Trees & Watts (Singapore) Pte Ltd and Fischer Francis Trees & Watts Kabushiki Kaisha are each wholly-owned by FFTW.

FISHER INVESTMENTS-Fisher Asset Management, LLC (d/b/a Fisher Investments) ("Fisher") serves as a Sub-Adviser to a portion of the assets of the International Equity and World Equity Ex-US Funds. Fisher is wholly-owned by Fisher Investments, Inc.

FRANKLIN PORTFOLIO ASSOCIATES, LLC-Franklin Portfolio Associates, LLC ("FPA") serves as a Sub-Adviser to a portion of the assets of the Large Cap Fund. FPA is an indirect, wholly-owned subsidiary of Mellon Financial Corporation.

FULLER & THALER ASSET MANAGEMENT, INC.-Fuller & Thaler Asset Management, Inc. ("Fuller & Thaler") serves as a Sub-Adviser for a portion of the assets of the International Equity and World Equity Ex-US Funds. Fuller & Thaler is 63.20% owned by Russel J. Fuller, President of Fuller & Thaler. Fuller & Thaler was founded in 1993.

GOLDMAN SACHS ASSET MANAGEMENT, L.P.-Goldman Sachs Asset Management, L.P. ("GSAM") serves as a Sub-Adviser to a portion of the assets of the Large Cap Fund. GSAM is wholly-owned by the Goldman Sachs Group, Inc.

ING INVESTMENT MANAGEMENT CO.-ING Investment Management Co. ("ING IM"), which is comprised of businesses formerly conducted by ING Ghent Asset Management LLC, serves as a Sub-Adviser to a portion of the assets of the Core Fixed Income and High Yield Bond Funds. ING IM is an indirect wholly-owned subsidiary of ING Groep, N.V. in Amsterdam, which is the ultimate parent entity.

INTEGRITY ASSET MANAGEMENT, LLC-Integrity Asset Management, LLC ("Integrity") serves as a Sub-Adviser to a portion of the assets of the Small/Mid Cap Equity Fund. Integrity was founded in 2003 and is wholly-owned by its employees.

J.P. MORGAN INVESTMENT MANAGEMENT, INC.-J.P. Morgan Investment Management, Inc. ("JPMIM") serves as a Sub-Adviser to a portion of the assets of the High Yield Bond Fund. JPMIM is wholly-owned by JPMorgan Asset Management Holdings Inc. which is wholly-owned by JPMorgan Chase and Co.

LEE MUNDER INVESTMENTS, LTD.-Lee Munder Investments, Ltd. ("LMIL") serves as a Sub-Adviser to a portion of the assets of the Small/Mid Cap Equity and Small Cap Funds. LMIL was founded in 2000 and it is owned by Lee Munder Capital Group ("LMCG"). LMCG is 80% owned by employees and 20% owned by Castanea Partners, Inc.

LSV ASSET MANAGEMENT-LSV Asset Management ("LSV") serves as a Sub-Adviser to a portion of the assets of the Large Cap, Small/Mid Cap Equity and Small Cap Funds. The general partners of LSV developed a quantitative value investment philosophy that has been used to manage assets since 1993. LSV is organized as a Delaware general partnership. An affiliate of SIMC owns a minority interest in LSV.

MARTINGALE ASSET MANAGEMENT, L.P.-Martingale Asset Management, L.P. ("Martingale") serves as a Sub-Adviser to a portion of the assets of the Small/Mid Cap Equity and Small Cap Funds. Martingale is a limited partnership. Martingale Asset Management Corporation is the general partner of Martingale.

MAZAMA CAPITAL MANAGEMENT, INC.-Mazama Capital Management, Inc. ("Mazama") serves as a Sub-Adviser to a portion of the assets of the Small/Mid Cap Equity and Small Cap Funds. Mazama is 93% employee-owned.

McKINLEY CAPITAL MANAGEMENT INC.-McKinley Capital Management Inc. ("McKinley Capital") serves as a Sub-Adviser to a portion of the assets of the Small Cap, International Equity and World Equity Ex-US Funds. McKinley Capital was founded in 1990 and is wholly-owned by its employees.

METROPOLITAN WEST ASSET MANAGEMENT LLC-Metropolitan West Asset Management LLC ("MWAM") serves as a Sub-Adviser to a portion of the assets of the Core Fixed Income, High Yield Bond, Long

Duration and Extended Duration Funds. MWAM is a California limited liability company founded in 1996 and is 64% majority owned by MWAM's active management team. Metropolitan West Financial, LLC ("MWFIN"), a holding company, holds a minority 36% ownership interest in MWAM. MWFIN is 99% owned by MW Holdings, LLC, an unregistered entity that has no clients or material business operations.

MONTAG & CALDWELL, INC.-Montag & Caldwell, Inc. ("Montag & Caldwell") serves as a Sub-Adviser to a portion of the assets of the Large Cap Fund. Montag & Caldwell was founded in 1945 and is incorporated in Georgia. ABN AMRO Asset Management Holdings, Inc. is the parent company of Montag & Caldwell.

MORGAN STANLEY INVESTMENT MANAGEMENT INC. AND MORGAN STANLEY INVESTMENT MANAGEMENT LIMITED-Morgan Stanley Investment Management Inc. ("MSIM Inc.") serves as a Sub-Adviser to a portion of the assets of the International Equity Fund. MSIM Inc. is a wholly-owned subsidiary of Morgan Stanley. MSIM Inc. delegates certain advisory responsibilities to its affiliate, Morgan Stanley Investment Management Limited ("MSIM Limited"). MSIM Limited is an indirect wholly-owned subsidiary of Morgan Stanley.

NOMURA CORPORATE RESEARCH AND ASSET MANAGEMENT INC.-Nomura Corporate Research and Asset Management Inc. ("NCRAM") serves as a Sub-Adviser to a portion of the assets of the High Yield Bond Fund. NCRAM is a subsidiary of Nomura Holdings America, Inc.

PEREGRINE CAPITAL MANAGEMENT INC.-Peregrine Capital Management Inc. ("Peregrine") serves as a Sub-Adviser to a portion of the assets of the Large Cap Fund. Peregrine is a wholly-owned subsidiary of Wells Fargo & Co.

QUANTITATIVE MANAGEMENT ASSOCIATES LLC-Quantitative Management Associates LLC ("QMA") serves as a Sub-Adviser to a portion of the assets of the Large Cap Disciplined Equity, Large Cap, International Equity and World Equity Ex-US Funds. QMA is a direct wholly-owned subsidiary of Prudential Investment Management, Inc., a wholly-owned subsidiary of Prudential Asset Management Holding Company, Inc., which in turn is wholly-owned by Prudential Financial, Inc. QMA is a New Jersey limited liability company formed in 2003.

REXITER CAPITAL MANAGEMENT LIMITED-Rexiter Capital Management Limited ("Rexiter") serves as a Sub-Adviser to a portion of the assets of the Emerging Markets Equity and World Equity Ex-US Funds. Rexiter was founded in 1997 and is 75% owned by State Street Global Alliance, LLC and 25% owned by its employees. State Street Global Alliance, LLC is beneficially owned 51% by State Street Corporation and 49% by ABP (the pension fund for Dutch State employees).

SECURITY CAPITAL RESEARCH & MANAGEMENT INCORPORATED-Security Capital Research & Management Incorporated ("Security Capital") serves as a Sub-Adviser to a portion of the assets of the Small/Mid Cap Equity and Small Cap Funds. Security Captial is an indirect, 100% owned subsidiary of J.P. Morgan Chase & Co. Security Capital was acquired by Banc One Investment Advisors Corporation, a wholly-owned subsidiary of Banc One, N.A. in November 2003. Bank One, N.A. is wholly-owned by Bank One Corporation which merged with and into J.P. Morgan Chase and Co. effective July 1, 2004.

SMITH BREEDEN ASSOCIATES, INC.-Smith Breeden Associates, Inc. ("Smith Breeden") serves as a Sub-Adviser to a portion of the assets of the Large Cap Disciplined Equity Fund. Smith Breeden is a Kansas sub-chapter S corporation and is an independent, employee-owned firm. As of May 2005, Smith Breeden's senior professionals owned 84% of the firm's equity. Former employees and outside directors owned the remaining 16%. Smith Breeden remained an independent and employee-owned corporation since its inception in 1982 and is 44% owned by Douglas T. Breeden, Founder and Chairman.

WELLINGTON MANAGEMENT COMPANY, LLP-Wellington Management Company, LLP ("Wellington Management") serves as a Sub-Adviser to a portion of the assets of the Small/Mid Cap Equity and Small Cap Funds. Wellington Management and its predecessor organizations have provided investment advisory services to investment companies since 1928 and to investment counseling clients since 1960. Wellington Management is a Massachusetts limited liability partnership whose managing partners are Laurie A. Gabriel, John R. Ryan and Perry M. Traquina.

WELLS CAPITAL MANAGEMENT, INC.-Wells Capital Management, Inc. ("Wells Capital") serves as a Sub-Adviser to the Core Fixed Income Fund. Wells Capital was founded in 1981 and is a wholly-owned subsidiary of Wells Fargo Bank, N.A.

WESTERN ASSET MANAGEMENT COMPANY-Western Asset Management Company ("Western Asset") serves as a Sub-Adviser to a portion of the assets of the Core Fixed Income Fund. Western Asset is a wholly-owned subsidiary of Legg Mason, Inc., a financial services company located in Baltimore, Maryland. Western Asset was founded in 1971 and specializes in the management of fixed income funds.

WESTERN ASSET MANAGEMENT LIMITED-Western Asset Management Limited ("Western") serves as a Sub-Adviser to a portion of the assets of the Core Fixed Income Fund. Western is a wholly-owned subsidiary of Legg Mason, Inc., a financial services company located in Baltimore, Maryland. Western Asset was founded in 1971 and specializes in the management of fixed income funds.

Sub-Advisory Fees. For the fiscal years ended May 31, 2003, 2004 and 2005, the following table shows: (i) the dollar amount of fees paid to the Sub-Advisers by SIMC; and (ii) the dollar amount of the Sub-Advisers' voluntary fee waivers.

	Fees Paid (000)					Fee Waivers (000)
Fund	2003	2004		2005		2003	2004		2005
Large Cap Fund	$4,095	$4,285		$2,836		$0	$0		$0
Small Cap Fund	$4,591	$6,782		$7,186		$0	$0		$0
International Equity Fund	$3,485	$4,149		$5,212		$0	$0		$0
Emerging Markets Equity Fund	*	*		*		*	*		*
World Equity Ex-US Fund	*	*		$129	*****	*	*		$0	*****
Core Fixed Income Fund	$2,102	$2,801		$3,472		$0	$0		$0
High Yield Bond Fund	*	*		*		*	*		*
International Fixed Income Fund	*	*		*		*	*		*
Large Cap Index Fund	$13	$53		$61		$0	$0		$0
Large Cap Disciplined Equity Fund	*	$1,567	**	$5,317		*	$0	**	$0
Small/Mid Cap Equity Fund	*	$605	***	$2,500		*	$0	***	$0
Long Duration Fund	*	$1	****	$53		*	$0	****	$0
Extended Duration Fund	*	$4	****	$69		*	$0	****	$0
Global Equity Fund	*	*		*		*	*		*

*  Not in operation during such period.

**  Commenced operations on August 28, 2003.

***  Commenced operations on December 15, 2003.

****  Commenced operations on April 21, 2004.

*****  Commenced operations on March 28, 2005.

For the fiscal years ended May 31, 2003, 2004 and 2005, the following table shows: (i) the dollar amount of fees paid to LSV, which is an affiliated person of SIMC, by SIMC; and (ii) the dollar amount of LSV's voluntary fee waivers.

	Fees Paid (000)				Fee Waivers (000)
Fund	2003	2004		2005	2003	2004		2005
Large Cap Fund	$347	$386		$289	$0	$0		$0
Small Cap Fund	$602	$972		$963	$0	$0		$0
Small/Mid Cap Equity Fund	*	$102	**	$376	*	$0	**	$0

*  Not in operation during such period.

**  Commenced operations on December 15, 2003.

Portfolio Management.

Acadian

Compensation. SIMC pays Acadian a fee based on the assets under management of the World Equity Ex-US Fund as set forth in an investment sub-advisory agreement between Acadian and SIMC. Acadian pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the World Equity Ex-US Fund. The following information relates to the period ended May 31, 2005.

Acadian compensates each of its portfolio managers for his or her management of the World Equity Ex-US Fund. The portfolio managers' compensation consists of a salary, discretionary bonus and deferred compensation, including stock appreciation rights, and a long-term incentive plan. Overall firm profitability determines the total amount of incentive compensation pool that is available for investment professionals, and individual compensation is determined through a subjective process that evaluates numerous qualitative and quantitative factors, such as the individual's contribution to the organization, achievement of agreed upon goals and the overall financial results of Acadian. These factors may include teamwork, contribution of investment ideas, leadership and overall success of the firm and the investment products. Not all factors will be applicable to each investment professional and there is no particular weighting or formula for considering the factors.

Ownership of Fund Shares. As of the end of the World Equity Ex-US Fund's most recently completed fiscal year, Acadian's portfolio managers did not beneficially own any shares of the World Equity Ex-US Fund.

Other Accounts. As of May 31, 2005, in addition to the World Equity Ex-US Fund, Acadian's portfolio managers were responsible for the day-to-day management of certain other accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
John Chisholm	7	$1,800,000,000	17	$2,900,000,000	68	$11,700,000,000
Ronald Frashure	7	$1,800,000,000	17	$2,900,000,000	68	$11,700,000,000
Rick Barry	7	$1,800,000,000	17	$2,900,000,000	68	$11,700,000,000
Matthew Cohen	7	$1,800,000,000	17	$2,900,000,000	68	$11,700,000,000
Brian Wolahan	7	$1,800,000,000	17	$2,900,000,000	68	$11,700,000,000

*  Please note that investment professionals function as a team and are not segregated along product lines or by client type. The portfolio managers listed above work on all products and the data shown for each manager reflects firm-level numbers of accounts and assets under management, segregated by investment vehicle type.

Conflicts of Interests.  Acadian's portfolio managers' management of "other accounts" may give rise to potential conflicts of interest in connection with their management of the World Equity Ex-US Fund's investments, on the one hand, and the investments of the other accounts (collectively, the "Other Accounts"), on the other. The Other Accounts might have similar investment objectives as the World Equity Ex-US Fund or hold, purchase, or sell securities that are eligible to be held, purchased, or sold by the World Equity Ex-US Fund. Acadian does not believe that the conflicts, if any, are material and Acadian believes that it has designed policies and procedures to manage those conflicts in an appropriate way.

A potential conflict of interest may arise as a result of Acadian's portfolio managers' day-to-day management of the World Equity Ex-US Fund. Because of their positions with the World Equity Ex-US Fund, the portfolio managers know the size, timing, and possible market impact of World Equity Ex-US Fund trades. It is theoretically possible that Acadian's portfolio managers could use this information to the advantage of Other Accounts they manage and to the possible detriment of the World Equity Ex-US Fund. However, Acadian has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

A potential conflict of interest may arise as a result of Acadian's portfolio managers' management of the World Equity Ex-US Fund and Other Accounts which, in theory, may allow them to allocate investment opportunities in a way that favors Other Accounts over the World Equity Ex-US Fund. This conflict of interest may be exacerbated to the extent that Acadian or its portfolio managers receive, or expect to receive, greater compensation from their management of the other accounts than the World Equity Ex-US Fund. Notwithstanding this theoretical conflict of interest, it is Acadian's policy to manage each account based on its investment objectives and related restrictions and, as discussed above, Acadian has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time and in a manner consistent with each account's investment objectives and related restrictions. For example, while Acadian's portfolio managers may buy for Other Account securities that differ in identity or quantity from securities bought for the World Equity Ex-US Fund, such an approach might not be suitable for the World Equity Ex-US Fund given its investment objectives and related restrictions.

Alliance Capital

Compensation. SIMC pays Alliance Capital a fee based on the assets under management of the Emerging Markets Equity, International Equity and World Equity Ex-US Funds as set forth in an investment sub-advisory agreement between Alliance Capital and SIMC. Alliance Capital pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Emerging Markets Equity, International Equity and World Equity Ex-US Funds. The following information relates to the period ended May 31, 2005.

Alliance Capital's compensation program for investment professionals is designed to reflect their ability to generate long-term investment success for Alliance Capital's clients. Investment professionals do not receive any direct compensation based upon the investment returns of any individual client account, nor is compensation tied directly to the level or change in the level of assets under management. Investment professionals' annual compensation is comprised of the following:

(i)  Fixed base salary:  This is generally the smallest portion of compensation. The base salary is a relatively low, fixed salary within a similar range for all investment professionals. The base salary is determined at the outset of employment based on level of experience, does not change significantly from year-to-year, and hence, is not particularly sensitive to performance.

(ii)  Discretionary incentive compensation in the form of an annual cash bonus:  Alliance Capital's overall profitability determines the total amount of incentive compensation available to investment professionals. This portion of compensation is determined subjectively based on qualitative and quantitative factors. In evaluating this component of an investment professional's compensation, Alliance considers the contribution to his/her team or discipline as it relates to that team's overall contribution to the long-term investment success, business results and strategy of Alliance Capital. Quantitative factors considered include, among other things, relative investment performance (e.g., by comparison to competitor or peer group funds or similar styles of investments, and appropriate, broad-based or specific market indices), and consistency of performance. There are no specific formulas used to determine this part of an investment professional's compensation and the compensation is not tied to any pre-determined or specified level of performance. Alliance Capital also considers qualitative factors such as the complexity and risk of investment strategies involved in the style or type of assets managed by the investment professional; success of marketing/business development efforts and client servicing; seniority/length of service with the firm; management and supervisory responsibilities; and fulfillment of Alliance Capital's leadership criteria.

(iii)  Discretionary incentive compensation in the form of awards under Alliance Capital's Partners Compensation Plan ("deferred awards"):  Alliance Capital's overall profitability determines the total amount of deferred awards available to investment professionals. The deferred awards are allocated among investment professionals based on criteria similar to those used to determine the annual cash bonus. There is no fixed formula for determining these amounts. Deferred awards, for which there are various investment options, vest over a four-year period and are generally forfeited if the employee resigns or Alliance Capital terminates his/her employment.

(iv)  Contributions under Alliance Capital's Profit Sharing/401(k) Plan:  The contributions are based on Alliance Capital's overall profitability. The amount and allocation of the contributions are determined at the sole discretion of Alliance Capital.

Ownership of Fund Shares. As of the end of the Emerging Markets Equity, International Equity and World Equity Ex-US Funds' most recently completed fiscal year, Alliance Capital's portfolio managers did not beneficially own any shares of the Emerging Markets Equity, International Equity and World Equity Ex-US Funds.

Other Accounts. As of May 31, 2005, in addition to the Emerging Markets Equity, International Equity and World Equity Ex-US Funds, Alliance Capital's portfolio managers were responsible for the day-to-day management of certain Other Accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Drew Demakis	N/A	N/A	N/A	N/A	28	$3,263,000,000
Sharon Fay	9 N/A	$6,294,000,000 N/A	7 N/A	$229,000,000 N/A	21 2*	$2,550,000,000 $1,013,000,000*

*  Accounts listed above are subject to a performance-based advisory fee.

Conflicts of Interest.  Alliance Capital has developed policies, procedures and disclosures reasonably designed to detect, manage and mitigate the effects of potential conflicts of interest in the area of employee personal trading, managing multiple accounts for multiple clients and allocating investment opportunities. Investment professionals, including portfolio managers and research analysts, are subject to the above-mentioned policies and oversight to help ensure that all clients are treated equitably.

Employee Personal Trading and the Code of Business Conduct and Ethics. Alliance Capital has policies to avoid conflicts of interest when investment professionals and other personnel of Alliance Capital own, buy or sell securities also owned by, or bought or sold for clients. Personal securities transactions by an employee may raise a potential conflict of interest when an employee owns or trades in a security that is owned or considered for purchase or sale by a client, or recommended for purchase or sale by an employee to a client. Alliance Capital has adopted a Code of Business Conduct and Ethics ("Code") that is designed to detect and prevent such conflicts of interest.

Managing Multiple Accounts for Multiple Clients. The investment professional or investment professional teams for the Emerging Markets Equity, International Equity and World Equity Ex-US Funds have responsibilities for managing all or a portion of the investments of multiple accounts with a common investment strategy, including other registered investment companies, unregistered investment vehicles, such as hedge funds, pension plans, separate accounts, collective trusts and charitable foundations. Potential conflicts of interest may arise when an investment professional has responsibilities for the investments of more than one account because the investment professional may be unable to devote equal time and attention to each account. Accordingly, Alliance Capital has compliance policies and oversight to manage these conflicts.

Allocating Investment Opportunities. In addition, the investment professionals may have to decide how to select and allocate investment opportunities among accounts. Portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar accounts, which minimizes the potential for conflicts of interest. Nevertheless, investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as cash position, tax status, risk tolerance and investment restrictions or for other reasons. Potential conflicts of interest may also occur where Alliance Capital would have an incentive, such as a performance-based management fee, relating to an account. An investment professional may devote more time to developing and analyzing investment strategies and opportunities or allocating securities preferentially to the account for which Alliance Capital could share in investment gains. As noted above, Alliance Capital has procedures designed to ensure that information relevant to investment decisions is disseminated fairly and investment opportunities are allocated equitably among different clients.

Analytic

Compensation. SIMC pays Analytic a fee based on the assets under management of the Large Cap Disciplined Equity Fund as set forth in an investment sub-advisory agreement between Analytic and SIMC. Analytic pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Large Cap Disciplined Equity Fund. The following information relates to the period ended May 31, 2005.

Analytic's compensation structure for professional employees consists of an industry median base salary (based on independent industry information) and an annual discretionary bonus. Bonus amounts are determined using the following factors: the overall success of the firm in terms of profitability; the overall success of the department or team; and an individual's contribution to the team, based on goals established during the performance period. Compensation based on investment strategy performance is not tied to individual account performance, but rather each strategy as a whole. Strategy performance information is based on pre-tax calculations for the prior calendar year. No portfolio manager is directly compensated a portion of an advisory fee based on the performance of a specific account. Members of Analytic's senior management team and investment management professionals may also have a deferred component to their total compensation (with a three-year vesting period) that is invested in the firm's investment products to tie the interests of the individual to the interests of the firm and our clients. Portfolio managers' base salaries are typically reviewed on an annual basis determined by each portfolio manager's anniversary date of employment. Discretionary bonuses are determined annually, upon analysis of information from the prior calendar year.

Ownership of Fund Shares. As of the end of the Large Cap Disciplined Equity Fund's most recently completed fiscal year, the Portfolio Managers did not beneficially own any shares of the Large Cap Disciplined Equity Fund.

Other Accounts. As of May 31, 2005, in addition to the Large Cap Disciplined Equity Fund, Analytic's portfolio managers were responsible for the day-to-day management of certain Other Accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Dennis Bein	9 N/A	$260,000,000 N/A	15 10*	$966,400,000 $422,300,000*	20 6*	$781,600,000 $260,200,000*
Steve Sapra	8 N/A	$253,200,000 N/A	11 7*	$778,400,000 $268,900,000*	20 6*	$781,600,000 $260,200,000*
Harindra de Silva	9 N/A	$288,900,000 N/A	16 10*	$1,044,300,000 $422,300,000*	22 6*	$947,400,000 $260,200,000*

*  Accounts listed above are subject to a performance-based advisory fee.

Conflicts of Interests.  Analytic's portfolio managers' management of Other Accounts may give rise to potential conflicts of interest in connection with their management of the Large Cap Disciplined Equity Fund's investments, on the one hand, and the investments of the Other Accounts, on the other. The Other

Accounts include their own accounts, the accounts of their families, the account of any entity in which they have a beneficial interest or the accounts of others for whom they may provide investment advisory, brokerage or other services. The Other Accounts might have similar investment objectives as the Large Cap Disciplined Equity Fund or hold, purchase, or sell securities that are eligible to be held, purchased, or sold by the Large Cap Disciplined Equity Fund. While the portfolio managers' management of Other Accounts may give rise to the following potential conflicts of interest, Analytic does not believe that the conflicts, if any, are material or, to the extent any such conflicts are material, Analytic believes that it has designed policies and procedures that are designed to manage those conflicts in an appropriate way.

A potential conflict of interest may arise as a result of Analytic's portfolio managers' day-to-day management of the Large Cap Disciplined Equity Fund. Because of their positions with the Large Cap Disciplined Equity Fund, the portfolio managers know the size, timing, and possible market impact of Large Cap Disciplined Equity Fund trades. It is theoretically possible that the portfolio managers could use this information to the advantage of Other Accounts they manage and to the possible detriment of the Large Cap Disciplined Equity Fund. However, Analytic has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

A potential conflict of interest may arise as a result of Analytic's portfolio managers' management of the Large Cap Disciplined Equity Fund and Other Accounts which, in theory, may allow them to allocate investment opportunities in a way that favors Other Accounts over the Large Cap Disciplined Equity Fund, which conflict of interest may be exacerbated to the extent that Analytic or its portfolio managers receive, or expect to receive, greater compensation from their management of the other accounts than the Large Cap Disciplined Equity Fund. Notwithstanding this theoretical conflict of interest, it is Analytic's policy to manage each account based on its investment objectives and related restrictions and, as discussed above, Analytic has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time and in a manner consistent with each account's investment objectives and related restrictions. For example, while the portfolio managers may buy for Other Accounts securities that differ in identity or quantity from securities bought for the Large Cap Disciplined Equity Fund, such an approach might not be suitable for the Large Cap Disciplined Equity Fund given its investment objectives and related restrictions.

AJO

Compensation. SIMC pays AJO a fee based on the assets under management of the Large Cap Fund as set forth in an investment sub-advisory agreement between AJO and SIMC. AJO pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Large Cap Fund. The following information relates to the period ended May 31, 2005.

Investment professionals are either principals or associates. Principals share the profits of the firm. Remuneration to principals is derived primarily from their ownership interest, and associates receive compensation of a salary and benefits.

Each of AJO's portfolio managers is a principal of the firm. All principals are compensated through salary and merit-based bonuses that are awarded entirely for contributions to AJO. The managing partner of AJO, in consultation with the other senior partners, determines the bonus amounts for each portfolio manager. Bonuses can be a significant portion of a portfolio manager's overall compensation. Bonus amounts are generally based on the following factors: net revenues and cash position of AJO, ownership percentage of the portfolio manager, and overall contributions of the portfolio manager to the operations of AJO. Principals also share in the profits of the firm through equity-related distributions. Though many of the firm's fee arrangements are performance-based, no individual's compensation is directly tied to account performance.

Ownership of Fund Shares. As of the end of the Large Cap Fund's most recently completed fiscal year, the Portfolio Managers did not beneficially own any shares of the Large Cap Fund.

Other Accounts.  As of May 31, 2005, in addition to the Large Cap Fund, AJO's portfolio managers were responsible for the day-to-day management of certain Other Accounts, as follows:

	Registered Investment Companies				Other Pooled Investment Vehicles				Other Accounts
Portfolio Manager	Number of Accounts		Total Assets		Number of Accounts		Total Assets		Number of Accounts		Total Assets
Aronson, Johnson, Moore, and Ortiz	8		$2,969,000,000		17		$3,405,000,000		44		$9,659,000,000
Aronson, Johnson, Moore, and Ortiz	3	*	$142,000,000	*	4	*	$399,000,000	*	37	*	$3,199,000,000	*

*  Accounts listed above are subject to a performance-based advisory fee.

Conflicts of Interests.  AJO's portfolio managers' management of Other Accounts may give rise to potential conflicts of interest in connection with their management of the Large Cap Fund's investments, on the one hand, and the investments of the Other Accounts, on the other. The Other Accounts include those referenced above. The Other Accounts might have similar investment objectives as the Large Cap Fund or hold, purchase, or sell securities that are eligible to be held, purchased, or sold by the Large Cap Fund. While the portfolio managers' management of Other Accounts may give rise to the following potential conflicts of interest, AJO does not believe that the conflicts, if any, are material or, to the extent any such conflicts are material, AJO believes that it has designed policies and procedures that are designed to manage those conflicts in an appropriate way.

A potential conflict of interest may arise as a result of the portfolio managers' day-to-day management of the Large Cap Fund. Because of their positions with the Large Cap Fund, AJO's portfolio managers know the size, timing, and possible market impact of Large Cap Fund trades. It is theoretically possible that the portfolio managers could use this information to the advantage of Other Accounts they manage and to the possible detriment of the Large Cap Fund. However, AJO has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

A potential conflict of interest may arise as a result of AJO's portfolio managers' management of the Large Cap Fund and Other Accounts which, in theory, may allow them to allocate investment opportunities in a way that favors Other Accounts over the Large Cap Fund. This conflict of interest may be exacerbated to the extent that AJO or its portfolio managers receive, or expect to receive, greater compensation from their management of accounts other than the Large Cap Fund. Notwithstanding this theoretical conflict of interest, it is AJO's policy to manage each account based on its investment objectives and related restrictions and, as discussed above, AJO has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time and in a manner consistent with each account's investment objectives and related restrictions. For example, while the portfolio managers may buy for Other Account securities that differ in identity or quantity from securities bought for the Large Cap Fund, such an approach might not be suitable for the Large Cap Fund given its investment objectives and related restrictions.

Artisan

Compensation. SIMC pays Artisan a fee based on the assets under management of the Small Cap Fund as set forth in an investment sub-advisory agreement between Artisan and SIMC. Artisan pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Small Cap Fund.

An Artisan portfolio manager is compensated through an industry competitive fixed base salary and a subjectively determined incentive bonus that is a portion of a bonus pool the aggregate of which is tied to the firm's fee revenues generated by all accounts included within the manager's investment strategy, including the Small Cap Fund. A portfolio manager is not compensated based on the performance of accounts, except to the extent that positive account performance results in increased investment management fees earned by Artisan based on assets under management. Artisan bases incentive bonuses on revenues earned with respect to the investment strategy, rather than on investment performance, because the firm believes that this method aligns its portfolio manager's interests more closely with the long-term interests of clients.

Artisan portfolio managers participate in group life, health, medical reimbursement and retirement plans that are generally available to all salaried employees of the firm. All senior professionals, including portfolio managers have limited partnership interests in the firm.

Ownership of Fund Shares. As of the end of the Small Cap Fund's most recently completed fiscal year, Artisan's portfolio managers did not beneficially own any shares of the Small Cap Fund.

Other Accounts. As of May 31, 2005, in addition to the Small Cap Fund, Artisan's portfolio managers were responsible for the day-to-day management of certain Other Accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Scott C. Satterwhite and James C. Kieffer	3 N/A	$3,543,999,851 N/A	1 N/A	$36,680,825 N/A	17 1*	$1,611,169,203 $133,624,285*

*  Accounts listed above are subject to a performance-based advisory fee.

Conflicts of Interests. Artisan's small cap value investment team, led by Scott C. Satterwhite and James C. Kieffer, manages portfolios for multiple clients within two investment strategies (small cap value and mid cap value). These accounts may include accounts for registered investment companies, separate accounts (assets managed on behalf of institutions such as pension funds, insurance companies and foundations) and other private pooled investment vehicles. All investment accounts managed by Artisan within a single investment strategy are managed to a single model, such that all client portfolios within a particular investment strategy (including the small cap value investment strategy in which Artisan manages assets for the Small Cap Fund) are essentially the same, provided that there may be certain exceptions resulting from: (i) client-directed restrictions and limitations; and (ii) cash flows into and out of such accounts. Because of these considerations, and because of differences between Artisan's small cap value and mid cap value strategies, Artisan's small cap value investment team may from time to time purchase securities, including initial public offerings, for one client account, but not for another client account for which that team is responsible. As a result, performance dispersion among client accounts within the small cap value strategy may occur. In addition, some of the portfolios Artisan manages in its small cap value strategy may have fee structures, including performance fees, that are or have the potential to be higher or lower, in some cases significantly higher or lower, than the fees paid by the Small Cap Fund to Artisan.

Artisan has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, that it believes address the potential conflicts associated with managing portfolios for multiple clients. In addition, Artisan monitors a variety of areas, including compliance with investment guidelines (to the extent applicable to the Artisan portion of the portfolio), the allocation of IPOs and compliance with the firm's Code of Ethics.

Ashmore

Compensation.  Ashmore pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Emerging Markets Equity Fund. Investment professionals are compensated by fixed annual salaries, and by performance-based annual bonuses determined at the discretion of Ashmore's Managing Director involving a thorough and on-going assessment of performance and contribution to Ashmore's profitability. This assessment is performed on a continuous basis as well as part of a formal annual review. Ashmore's investment professionals may also be granted access to equity in the business through shares, equity options and other earned-in mechanisms.

Ownership of Fund Shares.  As of the end of the Emerging Markets Equity Fund's most recently completed fiscal year, none of Ashmore's investment professionals beneficially owned any shares in the Emerging Markets Equity Fund.

Other Accounts.  As of May 31, 2005, in addition to the Emerging Markets Equity Fund, Ashmore's Investment Committee was responsible for the day-to-day management of certain Other Accounts, as follows:

	Registered Investment Companies			Other Pooled Investment Vehicles				Other Accounts
Portfolio Manager	Number of Accounts	Total Assets		Number of Accounts		Total Assets		Number of Accounts		Total Assets
Investment Committee	1	$451	m.	14	*	$7,415	m.	9	*	$2,426	m.

*  A number of the Accounts included above are subject to a performance-based fee in addition to a normal advisory fee.

Conflicts of Interest.  Ashmore's management of Other Accounts may give rise to potential conflicts of interest in connection with its management of the Emerging Markets Equity Fund's investments, on the one hand, and the investments of the Other Accounts, on the other. The Other Accounts include other pooled emerging markets equity and emerging markets debt funds. The Other Accounts might have similar investment objectives as the Emerging Markets Equity Fund or hold, purchase, or sell securities that are eligible to be held, purchased, or sold by the Emerging Markets Equity Fund. While Ashmore's management of Other Accounts may give rise to the following potential conflicts of interest, Ashmore does not believe that the conflicts, if any, are material or, to the extent any such conflicts are material, Ashmore believes that it has designed policies and procedures that are designed to manage those conflicts in an appropriate way.

A potential conflict of interest may arise as a result of Ashmore's day-to-day management of the Emerging Markets Equity Fund. Because of its position with the Emerging Markets Equity Fund, Ashmore's investment professionals know the size, timing, and possible market impact of Emerging Markets Equity Fund trades. It is theoretically possible that Ashmore's investment professionals could use this information to the advantage of Other Accounts they manage and to the possible detriment of the Emerging Markets Equity Fund. However, Ashmore has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

A potential conflict of interest may arise as a result of Ashmore's management of the Emerging Markets Equity Fund and Other Accounts which, in theory, may allow them to aggregate and allocate investment opportunities in a way that could favor Other Accounts over the Emerging Markets Equity Fund. This conflict of interest may be exacerbated to the extent that Ashmore's investment professionals receive, or expect to receive, greater compensation from their management of the Other Accounts than the Emerging Markets Equity Fund. Notwithstanding this theoretical conflict of interest, it is Ashmore's policy to manage each account based on its investment objectives and related restrictions and, as discussed above, Ashmore has adopted policies and procedures reasonably designed to aggregate and allocate investment opportunities on a fair and equitable basis over time and in a manner consistent with each account's investment objectives and related restrictions. For example, while Ashmore may decide to buy securities for one or more Other Accounts that differ in identity or quantity from securities bought for the Emerging Markets Equity Fund, such an approach might not be suitable for the Emerging Markets Equity Fund given its investment objectives and related restrictions.

BGFA

Compensation.  SIMC pays BGFA a fee based on the assets under management of the Large Cap Index and Large Cap Disciplined Equity Funds as set forth in an investment sub-advisory agreement between BGFA and SIMC. BGFA pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Large Cap Index and Large Cap Disciplined Equity Funds.

Large Cap Index Fund

As of May 31, 2005, each of BGFA's portfolio managers receives a salary and is eligible to receive an annual bonus. Each portfolio manager's salary is a fixed amount generally determined annually based on a number of factors, including, but limited to, the portfolio manager's title, scope of responsibilities, experience and knowledge. Each portfolio manager's bonus is a discretionary amount determined annually based on the overall profitability of the various Barclays Global Investors companies worldwide, the performance of the portfolio manager's business unit, and an assessment of the portfolio manager's individual performance. The portfolio manager's salary and annual bonus are paid in cash. In addition, a portfolio manager may be paid a signing bonus or other amounts in connection with initiation of employment with BGFA. If a portfolio manager satisfied the requirements for being part of a "select group of management or highly compensated employees (within the meaning of ERISA section 401(a))" as so specified under the terms of BGFA's Compensation Deferral Plan, the portfolio manager may elect to defer a portion of his or her bonus under that plan.

Ownership of Fund Shares.  As of the end of the Large Cap Index Fund's most recently completed fiscal year, the portfolio managers did not beneficially own any shares of the Large Cap Index Fund.

Other Accounts.  As of May 31, 2005, BGFA's portfolio managers were also primarily responsible for the day-to-day management of certain types of other portfolios and/or accounts in addition to the Large Cap Index Fund, as indicated in the table below:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Ed Corallo	63	$84,166,263,051	1	$179,698,612	5	$492,011,180
Patrick O'Connor	63	$84,166,263,051	1	$179,698,612	5	$491,938,403

Conflicts of Interest.  Like the Large Cap Index Fund, the Other Accounts for which the portfolio managers are primarily responsible generally pay an asset-based fee to BGFA for its advisory services. One or more of those other portfolios or accounts, however, may pay BGFA an incentive-based fee in lieu of, or in addition to, an asset-based fee for its advisory services. A portfolio or account with an incentive-based fee would pay BGFA a portion of that portfolio's or account's gains, or would pay BGFA more for its services than would otherwise be the case if BGFA meets or exceeds specified performance targets. By their very nature, incentive-based fee arrangements could present an incentive for BGFA to devote greater resources, and allocate more investment opportunities, to the portfolios or accounts that have those fee arrangements, relative to other portfolios or accounts, in order to earn larger fees. Although BGFA has an obligation to allocate resources and opportunities equitably among portfolios and accounts and intends to do so, shareholders of the Large Cap Index Fund should be aware that, as with any group of portfolios and accounts managed by an investment adviser and/or its affiliates pursuant to varying fee arrangements, including incentive-based fee arrangements, there is the potential for a conflict-of-interest, that may result in BGFA's portfolio managers' favoring those portfolios or accounts with incentive-based fee arrangements.

Certain of the portfolios or accounts for which BGFA's portfolio managers are primarily responsible seek to track the rate of return, risk profile and other characteristics of independent third-party indexes by either replicating the same combination of securities that compose those indexes or sampling the securities that compose those indexes based on objective criteria and data. The portfolio managers are required to manage each portfolio or account to meet those objectives. Pursuant to BGFA policy, investment opportunities are allocated equitably among the Large Cap Index Fund and Other Accounts. For example, under certain circumstances, an investment opportunity may be restricted due to limited supply on the market, legal constraints or other factors, in which event the investment opportunity will be allocated equitably among accounts, including the Large Cap Index Fund, seeking such investment opportunity. As a consequence, from time to time the Large Cap Index Fund may receive a smaller allocation of an investment opportunity than they would have if the portfolio managers and BGFA and its affiliates did not manage Other Accounts.

Large Cap Disciplined Equity Fund

Compensation. As of May 31, 2005, each of BGFA's portfolio managers receives a salary and is eligible to receive an annual bonus. Each portfolio manager's salary is a fixed amount generally determined annually based on a number of factors, including, but limited to, the portfolio manager's title, scope of responsibilities, experience and knowledge. Each portfolio manager's bonus is a discretionary amount determined annually based on the overall profitability of the various Barclays Global Investors Companies worldwide, the performance of the portfolio manager's business unit, and an assessment of the portfolio manager's individual performance. The portfolio manager's salary and annual bonus are paid in cash. In addition, a portfolio manager may be paid a signing bonus or other amounts in connection with initiation of employment with BGFA. If a portfolio manager satisfied the requirements for being part of a "select group of management or highly compensated employees (within the meaning of ERISA section 401(a))" as so specified under the terms of BGI's Compensation Deferral Plan, the portfolio manager may elect to defer a portion of his or her bonus under that plan.

Portfolio managers may be selected, on a fully discretionary basis, for awards under BGFA's Compensation Enhancement Plan ("CEP"). Under CEP, these awards are determined annually, and vest after two years. At the option of the CEP administrators, the award may be "notionally invested" in funds managed by BGFA, which means that the final award amount may be increased or decreased according to the performance of the BGFA-managed funds over the two-year period. If the award is not notionally invested, the original award amount is paid once vested.

A portfolio manager may be granted options to purchase shares in Barclays Global Investors UK Holdings Limited ("BGI UK Holdings"), a company organized under the laws of England and Wales that directly or indirectly owns all of the Barclays Global Investors companies worldwide, which options vest in three equal installments over three years and are generally exercisable during prescribed exercise windows. Shares purchased must generally be held 355 days prior to sale. For such purposes, the value of BGI UK Holdings is based on its fair value as determined by an independent public accounting firm.

Ownership of Fund Shares.  As of the end of the Large Cap Disciplined Equity Fund's most recently completed fiscal year, the portfolio managers did not beneficially own any shares of the Large Cap Disciplined Equity Fund.

Other Accounts.  As of May 31, 2005, BGFA's portfolio managers were also primarily responsible for the day-to-day management of Other Accounts in addition to the Large Cap Disciplined Equity Fund, as indicated in the table below:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Fred Huynh	2	$1,855,677,816	17	$60,508,013,680	38	$37,085,799,621
Diane Misra	2	$1,855,677,816	17	$60,508,013,680	35	$37,085,809,731

Conflicts of Interest.  Like the Large Cap Disciplined Equity Fund, the Other Accounts for which BGFA's portfolio managers are primarily responsible generally pay an asset-based fee to BGFA for its advisory services. One or more of those Other Accounts, however, may pay BGFA an incentive-based fee in lieu of, or in addition to, an asset-based fee for its advisory services. A portfolio or account with an incentive-based fee would pay BGFA a portion of that portfolio's or account's gains, or would pay BGFA more for its services than would otherwise be the case if BGFA meets or exceeds specified performance targets. By their very nature, incentive-based fee arrangements could present an incentive for BGFA to devote greater resources, and allocate more investment opportunities, to the portfolios or accounts that have those fee arrangements, relative to other accounts, in order to earn larger fees. Although BGFA has an obligation to allocate resources and opportunities equitably among portfolios and accounts and intends to do so, shareholders of the Large Cap Disciplined Equity Fund should be aware that, as with any group of accounts managed by an investment adviser and/or its affiliates pursuant to varying fee arrangements, including incentive-based fee arrangements, there is the potential for a conflict-of-interest, that may result in the portfolio managers' favoring those portfolios or accounts with incentive-based fee arrangements.

Certain of the portfolios or accounts for which the portfolio managers are primarily responsible are composed of securities the identity and amount of which are selected by a computer model that is based on prescribed, objective criteria using independent third-party data to transform independently maintained indexes. The portfolio managers are required to manage each portfolio or account to meet those objectives. Pursuant to BGFA policy, investment opportunities are allocated equitably among the Large Cap Disciplined Equity Fund and Other Accounts. For example, under certain circumstances, an investment opportunity may be restricted due to limited supply on the market, legal constraints or other factors, in which event the investment opportunity will be allocated equitably among accounts, including the Large Cap Disciplined Equity Fund, seeking such investment opportunity. As a consequence, from time to time the Large Cap Disciplined Equity Fund may receive a smaller allocation of an investment opportunity than they would have if the portfolio managers and BGFA and its affiliates did not manage Other Accounts.

BlackRock

Compensation. SIMC pays BlackRock a fee based on the assets under management of the Small/Mid Cap Equity, Small Cap and Core Fixed Income Funds as set forth in an investment sub-advisory agreement between BlackRock and SIMC. BlackRock pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Small/Mid Cap Equity, Small Cap and Core Fixed Income Funds. The following information relates to the period ended May 31, 2005.

BlackRock's compensation of its investment professionals may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a discretionary bonus, various retirement benefits and one or more of the incentive compensation programs established by BlackRock such as its Long-Term Retention and Incentive Plan and Restricted Stock Program.

Base compensation. Generally, BlackRock's portfolio managers receive base compensation based on their seniority and/or their position with the firm, which may include the amount of assets supervised and other management roles within the firm.

Discretionary compensation. In addition to base compensation, portfolio managers may receive discretionary compensation, which can be a substantial portion of total compensation. Discretionary compensation can include a discretionary cash bonus as well as one or more of the following:

LONG-TERM RETENTION AND INCENTIVE PLAN (LTIP)-The LTIP is a long-term incentive plan that seeks to reward certain key employees. The plan provides for the granting of awards that are expressed as an amount of cash that, if properly vested and subject to the attainment of certain performance goals, will be settled in part in cash and in part in BlackRock common stock. Keith Anderson has received awards under the LTIP.

DEFERRED COMPENSATION PROGRAM-A portion of the compensation paid to each portfolio manager may be voluntarily deferred by the portfolio manager into an account that tracks the performance of certain of the firm's investment products. Each portfolio manager is permitted to allocate his deferred amounts among various options, including to certain of the firm's hedge funds and other unregistered products. In addition, a portion of the annual compensation of certain senior managers, including Mr. Anderson, is mandatorily deferred in a similar manner for a number of years.

OPTIONS AND RESTRICTED STOCK AWARDS-While incentive stock options are not presently being awarded to BlackRock employees, BlackRock previously granted stock options to key employees, including certain portfolio managers who may still hold unexercised or unvested options. BlackRock also has a restricted stock award program designed to reward certain key employees as an incentive to contribute to the long-term success of BlackRock. These awards vest over a period of years. Mr. Anderson has been granted stock options in prior years, and he also participates in BlackRock's restricted stock program.

INCENTIVE SAVINGS PLANS-The PNC Financial Services Group, Inc., which owns approximately 71% of BlackRock's common stock, has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including an Employee Stock Purchase Plan (ESPP) and a 401(k) plan. The 401(k) plan may involve a company match of the employee's contribution of up to 6% of the employee's salary. The company match is made using BlackRock common stock. The firm's 401(k) plan offers a range of investment options, including registered investment companies managed by the firm. Portfolio managers are eligible to participate in these plans.

Annual incentive compensation for each portfolio manager is a function of two components: the investment performance of the firm's assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual's teamwork and contribution to the overall performance of these portfolios. In addition, some of the annual incentive compensation of Mr. Anderson may include a portion of the performance fees paid by certain accounts and funds that he manages.

Senior portfolio managers who perform additional management functions within BlackRock may receive additional compensation in these other capacities. Compensation is structured such that key professionals benefit from remaining with the firm. BlackRock's Management Committee determines all compensation matters for portfolio managers. BlackRock's basic compensation structure has been in place since its inception.

Ownership of Fund Shares. As of the end of the Small/Mid Cap Equity, Small Cap and Core Fixed Income Funds' most recently completed fiscal year, the Portfolio Managers did not beneficially own any shares of the Small/Mid Cap Equity, Small Cap and Core Fixed Income Funds.

Other Accounts. As of May 31, 2005, Mr. Anderson, Mr. Archambo, and Ms. O'Connor managed or were members of the management team for the following client accounts:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Wayne Archambo	12	$5,373,000,000	N/A	N/A	18	$833,000,000
Keith Anderson	30 N/A	$17,000,000,000 N/A	41 3*	$10,300,000,000 $2,300,000,000*	399 20*	$102,700,000,000 $6,100,000,000*
Kate O'Connor	9	$4,524,000,000	N/A	N/A	13	$696,000,000

*  Accounts listed above are subject to a performance-based advisory fee.

Conflicts of Interests. BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time.

Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Small/Mid Cap Equity, Small Cap and Core Fixed Income Funds, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which BlackRock's portfolio managers have a personal interest in the receipt of such fees) which may be the same as or different from those made to the Small/Mid Cap Equity, Small Cap and Core Fixed Income Funds.

In addition, BlackRock, its affiliates, and any officer, director, stockholder, or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Small/Mid Cap Equity, Small Cap and Core Fixed Income Funds. Actions with respect to securities of the same kind may be the same as or different from the action which BlackRock, any of its affiliates, or any officer, director, stockholder, employee or any member of their families may take with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock's (or its affiliates') officers, directors, or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. In addition to its various policies and procedures designed to address these issues, BlackRock includes disclosure regarding these matters to its clients in both its Form ADV and investment management agreements.

Circumstances may arise under which BlackRock determines that, while it would be both desirable and suitable that a particular security or other investment be purchased or sold for the account of more than one of its clients accounts, there is a limited supply or demand for the security or other investment. Under such circumstances, BlackRock will seek to allocate the opportunity to purchase or sell that security or other investment among those accounts on an equitable basis but shall not be required to assure equality of treatment among all of its clients (including that the opportunity to purchase or sell that security or other investment will be proportionally allocated among those clients according to any particular or predetermined standards or criteria). Where, because of prevailing market conditions, it is not possible to obtain the same price or time of execution for all of the securities or other investments purchased or sold for the Small/Mid Cap Equity, Small Cap and Core Fixed Income Funds, BlackRock may, consistent with its allocation procedures and applicable law, average the various prices and charge or credit the Small/Mid Cap Equity, Small Cap and Core Fixed Income Funds with the average price. Each portfolio manager also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for the Small/Mid Cap Equity, Small Cap and Core Fixed Income Funds.

The Boston Company

Compensation. SIMC pays The Boston Company a fee based on the assets under management of the Emerging Markets Equity Fund as set forth in an investment sub-advisory agreement between The Boston Company and SIMC. The Boston Company pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Emerging Markets Equity Fund. The following information relates to the period ended May 31, 2005.

At The Boston Company, portfolio managers' cash compensation is comprised primarily of a market-based salary and incentive compensation plans (annual and long term incentive). Funding for The Boston Company Annual Incentive Plan and Long Term Incentive Plan is through a pre-determined fixed percentage of overall The Boston Company profitability. Therefore, all bonus awards are based initially on The Boston Company's financial performance. Portfolio managers are eligible to receive annual cash bonus awards from the Annual Incentive Plan. Annual incentive opportunities are pre-established for each individual, expressed as a percentage of base salary and are capped at a maximum range for the job category. For senior portfolio managers, a significant portion of the annual bonus is based upon product performance relative to both benchmarks and peer comparisons (both one and three year periods, three year period considered more heavily). Other factors considered in determining the award are individual qualitative performance and the asset size and revenue growth of the products managed.

For research analysts and other investment professionals, awards are distributed to the respective product teams (in the aggregate) based upon product performance relative to The Boston Company-wide performance measured on the same basis as described above. Further allocations are made to specific team members by the product portfolio manager based upon sector contribution and other qualitative factors.

All portfolio managers and analysts are also eligible to participate in the The Boston Company Long Term Incentive Plan. This plan provides for an annual award, payable equally in Mellon Financial restricted stock and The Boston Company phantom stock. Both the restricted stock and phantom stock cliff vest after three years. The value of the phantom stock award changes during the vesting period based upon underlying growth in The Boston Company's operating income, capped at 20% with a minimum rate equal to the Mellon 3-year CD rate.

Ownership of Fund Shares. As of the end of the Emerging Markets Equity Fund's most recently completed fiscal year, the Portfolio Managers did not beneficially own any shares of the Emerging Markets Equity Fund.

Other Accounts. As of May 31, 2005, in addition to the Emerging Markets Equity Fund, the Portfolio Managers were responsible for the day-to-day management of certain Other Accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
D. Kirk Henry	18	$6,750,000,000	8	$7,720,000,000	101	$17,240,000,000
Clifford Smith	18	$6,750,000,000	8	$7,720,000,000	101	$17,240,000,000
Carolyn Kedersha	18	$6,750,000,000	8	$7,720,000,000	101	$17,240,000,000
Andrew Johnsen	18	$6,750,000,000	8	$7,720,000,000	101	$17,240,000,000
Param Roychoudhury	18	$6,750,000,000	8	$7,720,000,000	101	$17,240,000,000
Michelle Chan	18	$6,750,000,000	8	$7,720,000,000	101	$17,240,000,000

Note: The investment performance on specific accounts is not a factor in determining the portfolio manager's compensation. As of May 31, 2005, the International Value Equity Team at The Boston Company managed one account with a performance based fee.

Conflicts of Interests.  The Boston Company has implemented various policies and procedures that are intended to address the conflicts of interest that may exist or be perceived to exist at The Boston Company. These conflicts may include, but are not limited to the fact that when a portfolio manager is responsible for the management of more than one account, the potential arises for the portfolio manager to favor one account over another. Generally, the risk of such conflicts of interest could increase if a portfolio manager has a financial incentive to favor one account over another.

New Investment Opportunities.  A portfolio manager could favor one account over another in allocating new investment opportunities that have limited supply, such as initial public offerings and private placements. If, for example, an initial public offering that was expected to appreciate in value significantly shortly after the offering was allocated to a single account, that account may be expected to have better investment performance than other accounts that did not receive an allocation.

The Boston Company has policies that require a portfolio manager to allocate such investment opportunities in an equitable manner and generally to allocate such investments proportionately among all accounts with similar investment objectives.

Investment Objectives.  Where different accounts managed by the same portfolio manager have materially and potentially conflicting investment objectives or strategies, a conflict of interest may arise. For example, if a portfolio manager purchases a security for one account and sells the same security short for another account, such a trading pattern could potentially disadvantage either account.

To mitigate the conflict in this scenario The Boston Company has in places a restriction in the order management system and requires a written explanation from the portfolio manager before determining whether to lift the restriction. However, where a portfolio manager is responsible for accounts with differing investment objectives and policies, it is possible that the portfolio manager will conclude that it is in the best interest of one account to sell a portfolio security while another account continues to hold or increase the holding in such security.

Trading.  A portfolio manager could favor one account over another in the order in which trades for the accounts are placed. If a portfolio manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that make subsequent transactions. The less liquid the market for the security or the greater the percentage that the proposed aggregate purchases or sales represent of average daily trading volume, the greater the potential for accounts that make subsequent purchases or sales to receive a less favorable price.

When a portfolio manager intends to trade the same security for more than one account, the policies of The Boston Company generally require that such trades be "bunched," which means that the trades for the individual accounts are aggregated and each account receives the same price. Some accounts may not be eligible for bunching for contractual reasons (such as directed brokerage arrangements). Circumstances may also arise where the trader believes that bunching the orders may not result in the best possible price. Where those accounts or circumstances are involved, The Boston Company will place the order in a manner intended to result in as favorable a price as possible for such client.

Bridgewater

Compensation. SIMC pays Bridgewater a fee based on the assets under management of the Large Cap Disciplined Equity and International Fixed Income Funds as set forth in an investment sub-advisory agreement between Bridgewater and SIMC. Bridgewater pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Large Cap Disciplined Equity and International Fixed Income Funds.

Rather than having traditional portfolio managers, Bridgewater uses a group-based approach in decision-making. To this end, Bridgewater has a team of senior investment professionals that oversees the entire investment management process, and monitors the performance of all portfolios and investment systems. A staff of research professionals supports the team in establishing and testing the criteria by which investment decisions will be made.

Approximately forty percent of Bridgewater's revenues are paid to the professional staff in the form of bonuses and incentive compensation. Senior investment professionals participate in approximately half of this pool and derive a large percentage of their income from it. The percent allocation to each senior investment professional is based on their cumulative contribution to the investment management process during their tenure at the company. Additionally, special compensation bonuses are paid out to these and other professionals (1) based on company profitability and (2) to reward individual achievement. Ownership in the firm via stock options is available to key professionals. To determine the performance-based bonus, Bridgewater has a grading system of 1-5 for both the individual's and the company's performance. The grades are applied to each person's target bonus. Senior investment professionals have 50% of their bonus based in the company's performance.

Ownership of Fund Shares. As of the end of the Large Cap Disciplined Equity and International Fixed Income Funds' most recently completed fiscal year, Bridgewater's portfolio managers did not beneficially own any shares of the Large Cap Disciplined Equity and International Fixed Income Funds.

Other Accounts. As of May 31, 2005, in addition to the Large Cap Disciplined Equity and International Fixed Income Funds, Bridgewater was responsible for the day-to-day management of 318 Other Accounts and assets under management of approximately $123 billion.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Bridgewater Associates, Inc.	N/A	N/A	N/A	N/A	318	$123,000,000,000

Conflicts of Interests.

Allocating Investment Opportunities. A potential conflict of interest may arise as a result of Bridgewater's side-by-side management of both fixed fee and performance based fee accounts and allocating investment opportunities. Bridgewater has developed policies and procedures designed to detect, manage and mitigate the effects of potential conflicts of interest in the area of allocating investment opportunities to all clients. Opportunities are allocated based on a systematic methodology that is both fair and equitable to all clients.

Personal Trading. A potential conflict of interest may arise as a result of employees trading in securities for their personal accounts that are also bought and/or sold for client accounts. Bridgewater has adopted a Code of Ethics that is designed to detect and prevent such conflicts of interest. Bridgewater's Code of Ethics confirms the firm's commitment to the highest ideals of honesty, integrity and openness. This commitment is demonstrated by the extraordinary measures taken to ensure the confidentiality of client information, both internally and externally, and also in the rigorous scrutiny applied to the personal investment activities of its employees. Bridgewater has elected to go beyond the minimum requirements established in Rule 204A-1 of the Investment Advisers Act.

Gifts. A potential conflict of interest may arise as a result of Bridgewater employees accepting gifts. Bridgewater employees are strictly prohibited from accepting gifts, including meals and entertainment, or other things of more than a de minimus value from any person or entity that does business with or on behalf of Bridgewater. All gifts received by any employee must be promptly reported to the Chief Compliance Officer. Any exceptions to this policy must be approved in advance by the Chief Compliance Officer. Employees are prohibited from soliciting gifts of any size under any circumstances.

No employee shall give any gift to a client or to persons who do business with, regulate, advise or render professional services to the Company without the approval of a member of the Management Committee or a department head.

CAM Ltd.

Compensation.  SIMC pays CAM Ltd. a fee based on the assets under management of the Emerging Markets Equity Fund as set forth in an investment sub-advisory agreement between CAM Ltd. and SIMC. CAM Ltd. pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Emerging Markets Equity Fund. The following information relates to the period ended May 31, 2005.

CAM Ltd. investment professionals receive base salary and other employee benefits and are eligible to receive incentive compensation. Base salary is typically determined based on market factors and the skill and experience of individual investment personnel.

CAM Ltd. has recently implemented an investment management incentive and deferred compensation plan (the "CAM Plan") for its investment professionals, including the fund's portfolio manager(s). Each investment professional works as a part of an investment team. The CAM Plan is designed to align the objectives of CAM Ltd. investment professionals with those of fund shareholders and other CAM Ltd. clients. Under the CAM Plan a "base incentive pool" is established for each team each year as a percentage of CAM Ltd.'s revenue attributable to the team (largely management and related fees generated by funds and other accounts). A team's revenues are typically expected to increase or decrease depending on the effect that the team's investment performance as well as inflows and outflows have on the level of assets in the investment products managed by the team. The "base incentive pool" of a team is reduced by base salaries paid to members of the team and employee benefits expenses attributable to the team.

The investment team's incentive pool is then adjusted to reflect the team's investment performance against the applicable product benchmark (e.g., a securities index) and its ranking among a "peer group" of non-CAM Ltd. investment managers. Longer-term performance will be more heavily weighted than shorter-term performance in the calculation of the performance adjustment factor. The incentive pool for a team may also be adjusted to reflect other factors (e.g., severance pay to departing members of the team, and discretionary allocations by the applicable CAM Ltd. chief investment officer from one investment team to another). The incentive pool will be allocated by the applicable CAM Ltd. chief investment officer to the team leader and, based on the recommendations of the team leader, to the other members of the team.

Up to 40% of an investment professional's annual incentive compensation is subject to deferral. Amounts deferred will accrue a return based on the hypothetical returns of a composite of CAM Ltd.'s investment products (where deemed appropriate, approximately half of the deferred amount will accrue a return based on the return of products managed by the applicable investment team). An additional portion of awarded incentive compensation may be received in the form of Citigroup stock or options to purchase common stock. Citigroup may from time to time offer other stock purchase or option programs to investment personnel.

Ownership of Fund Shares.  As of the end of the Emerging Markets Equity Fund's most recently completed fiscal year, CAM Ltd.'s portfolio managers did not beneficially own any shares of the Emerging Markets Equity Fund.

Other Accounts.  As of May 31, 2005, in addition to the Emerging Markets Equity Fund, the portfolio managers were responsible for the day-to-day management of certain Other Accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Aquico Wen, CFA, CPA	XX	$XX	XX	$XX	XX	$XX
Chris Lively, CFA	XX	$XX	XX	$XX	XX	$XX
Victor Pina	XX	$XX	XX	$XX	XX	$XX
Olivier Lemaigre	XX	$XX	XX	$XX	XX	$XX
Erda Gercek	XX	$XX	XX	$XX	XX	$XX

Conflicts of Interests.  Potential conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to one or more other funds or Other Accounts, as is the case for the portfolio managers listed in the table above.

CAM Ltd. has adopted compliance polices and procedures that are designed to address various conflicts of interest that may arise for itself and the individuals that it employs. For example, CAM Ltd. seeks to minimize the effects of competing interests for the time and attention of portfolio managers by assigning portfolio managers to manage funds and accounts that share a similar investment style. CAM Ltd. has also adopted trade allocation procedures that are designed to facilitate the fair allocation of limited investment opportunities among multiple funds and accounts. There is no guarantee, however, that the policies and procedures adopted by CAM Ltd. will be able to detect and/or prevent every situation in which an actual or potential conflict may appear.

These potential conflicts include:

Allocation of Limited Investment Opportunities.  If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit a fund's ability to take full advantage of the investment opportunity.

Pursuit of Differing Strategies.  At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.

Selection of Brokers/Dealers.  Portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or account that they supervise. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might have otherwise be available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a portfolio manager's decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages.

Variation in Compensation.  A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the funds and/or accounts that he or she manages. If the structure of CAM Ltd. management fee and/or the portfolio manager's compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. The portfolio manager might be motivated to favor funds and/or accounts in which he or she has an interest or in which CAM Ltd. and/or its affiliates have interests. Similarly, the desire to maintain or raise assets under management or to enhance the portfolio manager's performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager to lend preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager.

CGTC

Compensation. SIMC pays CGTC a fee based on the assets under management of the International Equity and World Equity Ex-US Funds as set forth in an investment sub-advisory agreement between CGTC and SIMC. CGTC pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the International Equity and World Equity Ex-US Funds. The following information relates to the period ended May 31, 2005.

At CGTC, portfolio managers and investment analysts are paid competitive salaries. In addition, they receive bonuses based on their individual portfolio results and also may participate in profit-sharing plans. The relative mix of compensation represented by bonuses, salary and profit sharing will vary depending on the individual's portfolio results, contributions to the organization and other factors. In order to encourage a long-term focus, bonuses based on investment results are calculated by comparing pretax total returns over a four-year period to relevant benchmarks. For portfolio managers, benchmarks include both measures of the marketplaces in which the relevant fund invests and measures of the results of comparable mutual funds or consultant universe measures of comparable institutional accounts. For investment analysts, benchmarks include both relevant market measures and appropriate industry indexes reflecting their areas of expertise.

Ownership of Fund Shares.  As of the end of the International Equity and World Equity Ex-US Funds' most recently completed fiscal year, CGTC's portfolio managers did not beneficially own any shares of the International Equity and World Equity Ex-US Funds.

Other Accounts. As of May 31, 2005, in addition to the International Equity and World Equity Ex-US Funds, CGTC's portfolio managers were responsible for the day-to-day management of certain Other Accounts, as follows:

	Registered Investment Companies[1]		Other Pooled Investment Vehicles[2]		Other Accounts[3,4]
Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
David Fisher	21 1*	$22,500,000,000 $600,000,000*	36 4*	$44,200,000,000 $500,000,000*	354 13*	$99,500,000,000 $8,900,000,000*
Arthur Gromadzki	9 1*	$3,700,000,000 $600,000,000*	10 N/A	$25,800,000,000 N/A	172 14*	$43,900,000,000 $5,800,000,000
Richard Havas	12 1*	$4,600,000,000 $600,000,000*	23 N/A	$33,300,000,000 N/A	254 11*	$73,000,000,000* $6,500,000,000*
Seung Kwak	9 1*	$3,700,000,000 $600,000,000*	11 N/A	$25,900,000,000 N/A	161 7*	$39,700,000,000 $5,400,000,000*
Nancy Kyle	13 1*	$18,200,000,000 $600,000,000*	30 N/A	$40,700,000,000 N/A	205 10*	$56,500,000,000 $6,300,000,000*
John Mant	9 1*	$3,700,000,000 $600,000,000*	14 N/A	$30,100,000,000 N/A	237 14*	$58,100,000,000 $5,400,000,000*
Chris Reed	11 1*	$4,500,000,000 $600,000,000*	15 N/A	$29,500,000,000 N/A	257 30*	$60,900,000,000 $11,900,000,000*
Lionel Sauvage	12 1*	$4,600,000,000 $600,000,000*	21 N/A	$34,900,000,000 N/A	286 18*	$84,300,000,000 $8,800,000,000*
Nilly Sikorsky	12 1*	$4,600,000,000 $600,000,000*	28 4*	$39,200,000,000 $500,000,000*	518 75*	$127,800,000,000 $30,400,000,000*
Rudolf Staehelin	12 1*	$4,600,000,000 $600,000,000*	22 N/A	$38,600,000,000 N/A	382 34*	$91,300,000,000 $13,800,000,000*

1  Assets noted represent the total net assets of registered investment companies and are not indicative of the total assets managed by the individual which will be a substantially lower amount.

2  Assets noted represent the total net assets of other pooled investment vehicles and are not indicative of the total assets managed by the individual which will be a substantially lower amount.

3  Assets noted represent the total net assets of other accounts and are not indicative of the total assets managed by the individual which will be a substantially lower amount.

4  Reflects other professionally managed accounts held at CGTC or companies affiliated with CGTC. Personal brokerage accounts of portfolio manager and their families are not reflected.

*  Accounts listed above are subject to a performance-based advisory fee.

Conflicts of Interest. Certain conflicts of interest may arise in connection with the management of multiple portfolios. Potential conflicts could include, for example, conflicts in the allocation of investment opportunities and aggregates trading. CGTC has adopted policies and procedures that are designed to minimize the effects of these conflicts.

David J. Greene

Compensation. SIMC pays David J. Greene a fee based on the assets under management of the Small Cap Fund as set forth in an investment sub-advisory agreement between David J. Greene and SIMC. David J. Greene pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Small Cap Fund. The following information relates to the period ended May 31, 2005.

All professional staff at David J. Greene is motivated by a compensation structure that includes base salary, incentive compensation, and special compensation bonus to reward superior individual achievement. In addition, principals participate in the firm's profitability. Bonuses are based on a subjective evaluation by the Executive Committee, consisting of Michael C. Green, Benjamin H. Nahum and Alan I. Greene. Bonuses are calculated as follows:

Portfolio Managers  Bonus based on performance of accounts and client retention.

Analysts  Bonus based on accuracy of buy and sell recommendations, volume of research activity, and any other contributions to the investment process as determined by the Portfolio Manager.

Traders  Bonus based upon trade execution.

Marketers/Client Service  Bonus based upon new business and client retention.

As individuals grow in their contributions to David J. Greene, they are rewarded with increasingly greater percentages of ownership in the firm.

Ownership of Fund Shares. As of the end of the Small Cap Fund's most recently completed fiscal year, the Portfolio Managers did not beneficially own any shares of the Small Cap Fund.

Other Accounts. As of May 31, 2005, in addition to the Small Cap Fund, the Portfolio Managers were responsible for the day-to-day management of certain Other Accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Benjamin H. Nahum	N/A	N/A	1	$144,400,000	29	$1,182,500,000
Michael C. Greene	N/A	N/A	N/A	N/A	234	$899,500,000

Conflicts of Interest. The portfolio managers' management of Other Accounts may give rise to potential conflicts of interest in connection with their management of the Small Cap Fund's investments, on the one hand, and the investments of the Other Accounts, on the other. The Other Accounts include those referenced above. The Other Accounts might have similar investment objectives as the Small Cap Fund or hold, purchase, or sell securities that are eligible to be held, purchased, or sold by the Small Cap Fund. While the portfolio managers' management of Other Accounts may give rise to the following potential conflicts of interest, David J. Greene does not believe that the conflicts, if any, are material or, to the extent any such conflicts are material, David J. Greene believes that it has designed policies and procedures to manage those conflicts in an appropriate way.

A potential conflict of interest may arise as a result of the portfolio managers' day-to-day management of the Small Cap Fund. Because of their positions with the Small Cap Fund, the Portfolio Managers know the size, timing, and possible market impact of Small Cap Fund trades. It is theoretically possible that the Portfolio Managers could use this information to the advantage of Other Accounts they manage and to the possible detriment of the Small Cap Fund. However, David J. Greene has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

A potential conflict of interest may arise as a result of the portfolio managers' management of the Small Cap Fund and Other Accounts which, in theory, may allow them to allocate investment opportunities in a way that favors Other Accounts over the Small Cap Fund. This conflict of interest may be exacerbated to the extent that David J. Greene or the portfolio managers receive, or expect to receive, greater compensation from their management of the other accounts than the Small Cap Fund. Notwithstanding this theoretical conflict of interest, it is David J. Greene's policy to manage each account based on its investment objectives and related restrictions and, as discussed above, David J. Greene has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time and in a manner consistent with each account's investment objectives and related restrictions. For example, while the portfolio managers may buy for Other Account securities that differ in identity or quantity from securities bought for the Fund, such an approach might not be suitable for the Small Cap Fund given its investment objectives and related restrictions.

DMC

Compensation. SIMC pays DMC a fee based on the assets under management of the Small/Mid Cap Equity, Small Cap and Large Cap Funds as set forth in an investment sub-advisory agreement between DMC and SIMC. DMC pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Small/Mid Cap Equity, Small Cap and Large Cap Funds. The following information relates to the period ended May 31, 2005. Each Portfolio Manager's compensation consists of the following:

Base Salary. Each named portfolio manager receives a fixed base salary. Salaries are determined by a comparison to industry data prepared by third parties to ensure that portfolio manager salaries are in line with salaries paid at peer investment advisory firms.

In addition, each team member is entitled to certain payments in the nature of reimbursement payable in three installments.

Bonus. Focus Growth Team. Each named portfolio manager is eligible to receive an annual cash bonus, which is based upon quantitative and qualitative factors. Generally of the total potential cash compensation for a portfolio manager, 50% or more is in the form of a bonus and is therefore at risk. The total amount available for payment of bonuses is based on the revenues associated with the products managed by the Focus Growth Team. The amount of this "bonus pool" is determined by taking a pre-determined percentage of such revenues (minus appropriate expenses associated with this product and the investment management team).

Various members of the team have the ability to earn a percentage of the bonus pool with the most senior contributors having the largest share. The pool is allotted based on subjective factors (50%) and objective factors (50%). The subjective portion of the pool is allocated to team members within the discretion of senior management. There is a minimum guaranteed fixed payout amount associated with this portion of the pool for the years ending December 31, 2005 and December 31, 2006.

The allocation of the remaining 50% of the pool is based upon objective factors. Performance is measured as a result of the team's standing relative to a large cap growth composite of a nationally recognized publicly available database, for five successive calendar years. Performance rankings are in quartiles as follows: top decile, top quartile, second quartile, third quartile and bottom quartile. An average is taken of the five year relative performance data to determine the multiplier to be applied in calculating the portion of the pool that will be paid out. To the extent there was less than a complete payout of the "objective" portion of the bonus pool over the previous five years, there is an opportunity to recoup these amounts if the multiplier is in excess of 100% in the years that follow, in the discretion of senior management.

Individual allocations of the bonus pool are based on individual performance measurements, both objective and subjective, as determined by senior management.

In addition, there is a potential one-time value creation payment that may be allocated on or about December 31, 2009 to the extent the value added by the team exceeds the relative value of their holdings in the Delaware Investments U.S. Stock Option Plan. This amount, if any, would be paid out to the team under a deferred compensation arrangement. The value creation payment, if any, would be paid out to individual team members in proportion to the shares granted to that team member under the Plan.

Deferred Compensation. Each named portfolio manager is eligible to participate in the Lincoln National Corporation Executive Deferred Compensation Plan, which is available to all employees whose income exceeds a designated threshold. The Plan is a non-qualified unfunded deferred compensation plan that permits participating employees to defer the receipt of a portion of their cash compensation.

Stock Option Incentive Plan/Equity Compensation Plan. Portfolio managers may be awarded options to purchase common shares of Delaware Investments U.S., Inc. pursuant to the terms the Delaware Investments U.S., Inc. Stock Option Plan (non-statutory or "non-qualified" stock options). In addition, certain managers may be awarded restricted stock units, or "performance shares", in Lincoln National Corporation. Delaware Investments U.S., Inc., is an indirect, wholly-owned subsidiary of Delaware Management Holdings, Inc. Delaware Management Holdings, Inc., is in turn a wholly-owned, indirect subsidiary of Lincoln National Corporation.

The Delaware Investments U.S., Inc. Stock Option Plan was established in 2001 in order to provide certain Delaware investment personnel with a more direct means of participating in the growth of the investment manager. Under the terms of the plan, stock options typically vest in 25% increments on a four-year schedule and expire ten years after issuance. Options are awarded from time to time by the investment manager in its full discretion. Option awards may be based in part on seniority. The fair market value of the shares is normally determined as of each June 30 and December 31. Shares issued upon the exercise of such options must be held for six months and one day, after which time the shareholder may put them back to the issuer or the shares may be called back from the shareholder.

There is a contractual minimum number of options available for distribution to Focus Growth Team members for the years 2005-2009.

Portfolio managers who do not participate in the Delaware Investments U.S., Inc. Stock Option Plan are eligible to participate in Lincoln's Long-Term Incentive Plan, which is designed to provide a long-term incentive to officers of Lincoln. Under the plan, a specified number of performance shares are allocated to each unit and are awarded to participants in the discretion of their managers in accordance with recommended targets related to the number of employees in a unit that may receive an award and the number of shares to be awarded. The performance shares have a three year vesting schedule and, at the end of the three years, the actual number of shares distributed to those who received awards may be equal to, greater than or less than the amount of the award based on Lincoln's achievement of certain performance goals relative to a pre-determined peer group.

In 1997, Lincoln National Corporation established an equity compensation plan under which certain employees were awarded options to purchase common shares in Lincoln National Corporation and other similar equity-based compensation, including performance shares. Employees participating in the equity compensation plan were required to forfeit the right to participate in the Delaware Investments U.S., Inc., stock option plan. Under the plan, managers are required to allocate equity compensation awards among employees according to certain limited percentages. The performance shares have a three year vesting schedule and the amount received under the performance shares is a function of Lincoln's share price at the time of vesting relative to the target price set at the time of issuance of the shares. Equity compensation awards are issued from time to time by the investment manager in its full discretion.

Portfolio managers may also participate in benefit plans and programs available generally to all employees.

Ownership of Fund Shares.  As of the end of the Small/Mid Cap Equity, Small Cap and Large Cap Funds' most recently completed fiscal year, DMC's portfolio managers did not beneficially own any shares of the Small/Mid Cap Equity, Small Cap and Large Cap Funds.

Other Accounts. As of May 31, 2005, in addition to the Small/Mid Cap Equity, Small Cap and Large Cap Fund, DMC's portfolio managers were responsible for the day-to-day management of certain Other Accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Marshall T. Bassett	11 N/A	$2,800,000,000 N/A	1 N/A	$3,700,000 N/A	35 1*	$3,300,000,000 $81,000,000*
Stephen P. Lampe	11 N/A	$2,800,000,000 N/A	1 N/A	$3,700,000 N/A	35 1*	$3,300,000,000 $81,000,000*
Matthew Todrow	11 N/A	$2,800,000,000 N/A	1 N/A	$3,700,000 N/A	35 1*	$3,300,000,000 $81,000,000*
Lori Wachs	11 N/A	$2,800,000,000 N/A	1 N/A	$3,700,000 N/A	35 1*	$3,300,000,000 $81,000,000*
Van Harte	4	$704,700,000	N/A	N/A	34	$4,400,000,000
Bonavico	4	$704,700,000	N/A	N/A	32	$4,400,000,000
Prislin	4	$704,700,000	N/A	N/A	32	$4,400,000,000
Broad	2	$504,700,000	N/A	N/A	4	$19,600,000
Fortier	2	$504,700,000	N/A	N/A	4	$19,600,000

*  Accounts listed above are subject to a performance-based advisory fee.

Conflicts of Interest. Individual portfolio managers may perform investment management services for other accounts similar to those provided to the Small/Mid Cap Equity, Small Cap and Large Cap Funds and the investment action for each account and fund may differ. For example, one account or fund may be selling a security, while another account or fund may be purchasing or holding the same security. As a result, transactions executed for one account and fund may adversely affect the value of securities held by another account. Additionally, the management of multiple accounts and funds may give rise to potential conflicts of interest, as a portfolio manager must allocate time and effort to multiple accounts and funds. A portfolio manager may discover an investment opportunity that may be suitable for more than one account or fund. The investment opportunity may be limited, however, so that all accounts and funds for which the investment would be suitable may not be able to participate. DMC has adopted procedures designed to allocate investments fairly across multiple accounts.

Some of the accounts managed by the portfolio managers have performance-based fees. This compensation structure presents a potential conflict of interest. The portfolio manager has an incentive to manage this account so as to enhance its performance, to the possible detriment of other accounts for which the investment manager does not receive a performance-based fee.

A portfolio manager's management of personal accounts also may present certain conflicts of interest. While DMC's code of ethics is designed to address these potential conflicts, there is no guarantee that it will do so.

EMM

Compensation. SIMC pays EMM a fee based on the assets under management of the Emerging Markets Equity Fund as set forth in an investment sub-advisory agreement between EMM and SIMC. EMM pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Emerging Markets Equity Fund. The following information relates to the period ended May 31, 2005.

EMM compensates all full-time employees, including portfolio managers, in the form of a base salary plus bonus, as well as via a profit sharing plan out of which EMM makes matching contributions to a 401(k) plan. The bonus pool is based on EMM's annual profits and is allocated by its Managing Directors with the input of various managers on the basis of each person's individual contribution, especially performance. There is no fixed formula that compensates staff members directly for asset growth, investment performance, or other factors, and compensation is not directly tied to a published or private benchmark. In addition, all of EMM's portfolio managers either have acquired or are in the process of acquiring ownership of a profits interests in EMM.

Ownership of Fund Shares. As of the end of the Emerging Markets Equity Fund's most recently completed fiscal year, EMM's portfolio managers did not beneficially own any shares of the Emerging Markets Equity Fund.

Other Accounts. As of May 31, 2005, EMM's portfolio managers were responsible for the day-to-day management of certain other accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Antoine van Agtmael	N/A N/A	N/A N/A	11 3*	$2,209,503,159 $1,099,485,199*	13 12*	$3,141,982,515 $5,648,948,752*
Felicia Morrow	N/A N/A	N/A N/A	7 3*	$1,963,508,194 $1,099,485,199*	13 12*	$3,141,982,515 $5,648,948,752*
John Niepold	N/A N/A	N/A N/A	9 3*	$2,200,007,997 $1,099,485,199*	13 12*	$3,141,982,515 $5,648,948,752*
Arindam Bhattacharhee	N/A N/A	N/A N/A	9 3*	$1,973,003,356 $1,099,485,199*	13 12*	$3,141,982,515 $5,648,948,752*

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Dobrinka Cidroff	N/A N/A	N/A N/A	8 3*	$2,007,003,174 $1,099,485,199*	13 12*	$3,141,982,515 $5,648,948,752*
Peter Trofimenko	N/A N/A	N/A N/A	7 3*	$1,963,508,194 $1,099,485,199*	13 12*	$3,141,982,515 $5,648,948,752*
Rita Lun	N/A N/A	N/A N/A	8 3*	$1,972,064,136 $1,099,485,199*	13 12*	$3,141,982,515 $5,648,948,752*

*  Accounts listed above are subject to a performance-based advisory fee.

Conflicts of Interests. Conflicts of interest may arise in the allocation of investment opportunities and the allocation of aggregated orders among the Emerging Markets Equity Fund and Other Accounts managed by EMM's portfolio managers. A portfolio manager potentially could give favorable treatment to some accounts for a variety of reasons, including favoring larger accounts, accounts that pay higher fees, accounts that pay performance-based fees, and accounts in which the portfolio manager has an interest. Such favorable treatment could lead to more favorable investment opportunities or allocations for some accounts. Notwithstanding these potential conflicts of interest, it is EMM's policy to manage each account based on its investment objectives and related restrictions. EMM has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time and in a manner consistent with each account's investment objectives and related restrictions.

INTECH

Compensation. SIMC pays INTECH a fee based on the assets under management of the Large Cap Disciplined Equity and Large Cap Funds as set forth in an investment sub-advisory agreement between INTECH and SIMC. INTECH pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Large Cap Disciplined Equity and Large Cap Funds. The following information relates to the period ending May 31, 2005.

For managing the Large Cap Disciplined Equity and Large Cap Funds and all Other Accounts, the portfolio managers receive base pay in the form of a fixed annual salary paid by INTECH, and which is not directly based on performance or assets of the Large Cap Disciplined Equity and Large Cap Funds or Other Accounts. The portfolio managers are also eligible for a cash bonus as determined by INTECH, and which is not directly based on performance or assets of the Large Cap Disciplined Equity and Large Cap Funds or Other Accounts, rather it is based on overall corporate performance and individual contribution. The portfolio managers, as part owners of INTECH, also receive compensation by virtue of their ownership interest in INTECH.

Some of the portfolio managers may elect to defer payment of a designated percentage of their fixed compensation and/or up to all of their variable compensation in accordance with the Janus Executive Income Deferral Program.

Ownership of Fund Shares.  As of the end of the Large Cap Disciplined Equity and Large Cap Funds' most recently completed fiscal year, the Portfolio Managers did not beneficially own any shares of the Large Cap Disciplined Equity and Large Cap Funds.

Other Accounts. As of May 31, 2005, in addition to the Large Cap Disciplined Equity and Large Cap Funds, INTECH's portfolio managers were responsible for the day-to-day management of certain Other Accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Portfolio Management Team	18 N/A	$3,419,053,137 N/A	4 N/A	$2,460,989,191 N/A	233 32*	$24,052,372,067 $4,054,282,466

*  Accounts listed above are subject to a performance-based advisory fee.

Conflicts of Interest. As shown in the table above, INTECH's portfolio managers may manage Other Accounts with investment strategies similar to the Large Cap Disciplined Equity and Large Cap Funds. Fees earned by INTECH may vary among these accounts and the portfolio managers may personally invest in some but not all of these accounts. These factors could create conflicts of interest because a portfolio manager may have incentives to favor certain accounts over others, resulting in other accounts outperforming the Large Cap Disciplined Equity and Large Cap Funds.

A conflict may also exist if a portfolio manager identified a limited investment opportunity that may be appropriate for more than one account, but a fund is not able to take full advantage of that opportunity due to the need to allocate that opportunity among multiple accounts. In addition, the portfolio manager may execute transactions for another account that may adversely impact the value of securities held by the Large Cap Disciplined Equity and Large Cap Funds.

However, INTECH believes that these risks are mitigated by the fact that accounts with like investment strategies managed by a particular portfolio manager are generally managed in a similar fashion, subject to exceptions to account for particular investment restrictions or policies applicable only to certain accounts, portfolio holdings that may be transferred in-kind when an account is opened, differences in cash flows and account sizes, and similar factors. In addition, INTECH generates regular daily trades for all of its clients using proprietary trade system software. Trades are submitted to designated brokers in a single electronic file at one time during the day, pre-allocated to individual clients. If an order is not completely filled, executed shares are allocated to client accounts in proportion to the order.

FFTW

Compensation. SIMC pays FFTW a fee based on the assets under management of the International Fixed Income Fund as set forth in an investment sub-advisory agreement between FFTW and SIMC. FFTW pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the International Fixed Income Fund. The following information relates to the period ended May 31, 2005.

FFTW aims to provide all staff with total compensation packages competitive with the applicable local market (New York, London, Tokyo and Singapore). Compensation for specific individuals is based on a combination of individual, team and firm performance. Where possible, quantifiable goals are established; actual performance is then assessed against these goals, and total compensation is determined.

There are three standard components to the remuneration structure for the professional staff: salary, discretionary bonus and profit sharing. For outstanding members of the staff, there is also the opportunity to become a Shareholder/Managing Director of FFTW.

A significant portion of remuneration is variable compensation, which is dependent on investment results and value-added results for clients, and on other important responsibilities such as contributions to developing the investment process and interaction with clients. Discretionary bonuses are available to be paid to all qualified employees; for the more senior professionals, the overall profitability of the firm becomes increasingly important to overall compensation levels.

Investment professionals are compensated based upon the totality of all client portfolios for which they exercise investment authority. Factors such as varying fee structures, complexity of investment advice and allocation of resources are considered in determining an individual's compensation. Shareholder/Managing Directors receive discretionary bonuses, which are funded in part from revenue generated from certain accounts for which performance fees are paid. Retention of senior professionals in the investment area is promoted through participation in the firm's deferred compensation program, a program that defers a portion of incentive compensation for four years and is invested in equity-related units tied to the value of the firm's stock price.

Individual and team performance are evaluated in absolute terms for total return strategies and in terms of excess return compared to the benchmark for those strategies managed against a market benchmark, which comprises the bulk of the firm's portfolios.

Measurement periods are annual, although salary increases and bonuses are paid at different times of the year. All investment professional's compensation is determined by senior management, upon assessing personal achievement, collective goals and objectives, and overall profitability of the firm.

Ownership of Fund Shares. As of the end of the International Fixed Income Fund's most recently completed fiscal year, FFTW's portfolio managers did not beneficially own any shares of the International Fixed Income Fund.

Other Accounts. As of May 31, 2005, FFTW's portfolio managers were responsible for the day-to-day management of certain Other Accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts		Total Assets
Kevin Corrigan	N/A	N/A	N/A	N/A	19		$2,782,000,000
	N/A	N/A	N/A	N/A	4	*	$660,000,000	*
Kevin Corrigan	N/A	N/A	N/A	N/A	1		$48,000,000

*  Accounts listed above are subject to a performance-based advisory fee.

Conflicts of Interest. Conflicts of interest of the type that may arise when FFTW serves as an adviser to both a mutual fund and Other Accounts are minimized at FFTW by FFTW's investment management decision-making process and FFTW's trade allocation policy.

Investment decisions are executed by FFTW Market Specialists, the Investment Strategy Group ("ISG") and the specific portfolio team assigned to a client portfolio. Market Specialists are the first and last steps in the investment decision-making process. In the first step, senior Market Specialists provide input to the ISG regarding specific investment themes relating to each sector of specialization, which include interest rate management, corporate credit, structured credit and foreign exchange. The ISG meets weekly to identify fixed income sectors that offer the highest relative value over a three- to six-month horizon and concludes with definitive positive/negative recommendations for sectors. Each portfolio is assigned a Portfolio Manager who is responsible for assuring the implementation of the sector biases of the ISG. These sector biases are expressed in terms of risk exposures relative to a benchmark. A Client Portfolio Manager is responsible for setting a portfolio's risk parameters at the portfolio's inception, based upon the portfolio's specific investment guidelines and overall risk preferences, and is responsible for monitoring the portfolio's compliance with such parameters. In the last step, Market Specialists decide when to add or subtract investment exposure within a sub-sector and when to execute buy/sell recommendations for individual securities, all consistent with the recommendations of the ISG. This process ensures that investment decisions for specific portfolios are consistent with the firm's overall strategy, taking into account the individual portfolio's benchmark, risk parameters and investment guidelines.

In addition, FFTW executes trades on behalf of all similarly managed accounts within a product group on a block basis. Block transactions are allocated fairly and equitably across all participating accounts utilizing an automated, non-preferential proprietary trade execution system that allocates the trades according to each participating portfolio's size and risk profile. The automated allocation system ensures that no managed account is favored with respect to the selection of securities or timing of purchase or sale of securities over another account.

Trade allocation and best execution is monitored and reviewed on a monthly basis as part of the Compliance Monitoring Program, which is carried out independently by FFTW's Risk Oversight Group. This review takes into consideration FFTW's trading procedures and the nature of the fixed income markets. Trade execution prices for a sample of tickets are compared with an independent source. An explanation is sought from the Market Specialist in case of significant variance between the trade execution price and the independent source. A report is issued to senior management on a quarterly basis. Diversions from FFTW's policy to allocate investment opportunities fairly and equitably across all participating accounts would be identified during this review.

Fisher

Compensation. SIMC pays Fisher a fee based on the assets under management of the International Equity and World Equity Ex-US Funds as set forth in an investment sub-advisory agreement between Fisher and SIMC. Fisher pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the International Equity and World Equity Ex-US Funds. The following information relates to the period ended May 31, 2005.

Compensation for Fisher's senior investment professionals may approximately be divided into the following categories:

  % of Total Compensation

  Base salary  <25%

  Performance bonus  >50%

  Equity incentives  <50%

The performance based bonus is not calculated in direct relationship to either of the Funds' performance returns. The performance based bonus is a discretionary bonus that takes into account assets under management growth, client service, management responsibilities, and product performance.

Ownership of Fund Shares. As of the end of the International Equity and World Equity Ex-US Funds' most recently completed fiscal year, Fisher's portfolio managers did not beneficially own any shares of the International Equity and World Equity Ex-US Funds.

Other Accounts. As of May 31, 2005, in addition to the International Equity and World Equity Ex-US Funds, Fisher's portfolio managers were responsible for the day-to-day management of certain Other Accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Kenneth L. Fisher	4 N/A	$1,037,356,798.2 N/A	3 N/A	$269,112,774.91 N/A	20,505 1*	$23,240,951,935.22 $192,759,764.94*
Jeffery L. Silk	4 N/A	$1,037,356,798.2 N/A	3 N/A	$269,112,774.91 N/A	20,505 1*	$23,240,951,935.22 $192,759,764.94*
Andrew S. Teufel	4 N/A	$1,037,356,798.2 N/A	3 N/A	$269,112,774.91 N/A	20,505 1*	$23,240,951,935.22 $192,759,764.94*

*  Accounts listed above are subject to a performance-based advisory fee.

Conflicts of Interests. The portfolio managers' management of Other Accounts may give rise to potential conflicts of interest in connection with their management of the International Equity and World Equity Ex-US Funds investments, on the one hand, and the investments of the Other Accounts, on the other. The Other Accounts might have similar investment objectives as the International Equity and World Equity Ex-US Funds or hold, purchase, or sell securities that are eligible to be held, purchased, or sold by the International Equity and World Equity Ex-US Funds. While the portfolio managers' management of Other Accounts may give rise to the following potential conflicts of interest, Fisher does not believe that the conflicts, if any, are material or, to the extent any such conflicts are material, Fisher believes that it has adopted policies and procedures that are designed to manage those conflicts in an appropriate way.

A potential conflict of interest may arise as a result of the portfolio managers' day-to-day management of the International Equity and World Equity Ex-US Funds. Because of their positions with the International Equity and World Equity Ex-US Funds, the portfolio managers know the size, timing, and possible market impact of International Equity and World Equity Ex-US Funds trades. It is theoretically possible that the portfolio managers could use this information to the advantage of Other Accounts they manage and to the possible detriment of the International Equity and World Equity Ex-US Funds. However, Fisher has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

A potential conflict of interest may arise as a result of the portfolio managers' management of the International Equity and World Equity Ex-US Funds and Other Accounts which, in theory, may allow them to allocate investment opportunities in a way that favors other accounts over the International Equity and World Equity Ex-US Funds. This conflict of interest may be exacerbated to the extent that Fisher may receive, or expect to receive, greater compensation from their management of the Other Accounts than the International Equity and World Equity Ex-US Funds. Notwithstanding this theoretical conflict of interest, it is Fisher's policy to manage each account based on its investment objectives and related restrictions and, as discussed above, Fisher has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time and in a manner consistent with each account's investment objectives and related restrictions. For example, while the portfolio managers may buy for Other Accounts securities that differ in identity or quantity from securities bought for the International Equity and World Equity Ex-US Funds, such an approach might not be suitable for the International Equity and World Equity Ex-US Funds given its investment objectives and related restrictions.

FPA

Compensation. SIMC pays FPA a fee based on the assets under management of the Large Cap Fund as set forth in an investment sub-advisory agreement between FPA and SIMC. FPA pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Large Cap Fund. The following information relates to the period ended May 31, 2005.

The portfolio managers are encouraged and expected to work as a team. Compensation is commensurate with their performance and that of the firm. Compensation is based on the team's performance, not on the performance of an individual portfolio. Performance is measured by financial success of the firm as a whole and investment performance of all accounts managed by FPA. The percentage of compensation derived from base salary, bonus and other incentives varies widely across the firm and is dependent on the area of responsibility and seniority of the employee.

All of FPA's investment professionals participate in a deferred compensation arrangement; they receive a share of the firm's profits which are allocated to an account, payable at a future point in time, provided they remain with the firm.

Ownership of Fund Shares. As of the end of the Large Cap Fund's most recently completed fiscal year, FPA's portfolio managers did not beneficially own any shares of the Large Cap Fund.

Other Accounts. As of May 31, 2005, in addition to the Large Cap Fund, FPA's portfolio managers were responsible for the day-to-day management of certain other accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
FPA Team	14	$13,500,000,000	4	$662,800,000	82	$14,300,000,000

Conflicts of Interests. The portfolio managers' management of other accounts may give rise to potential conflicts of interest in connection with their management of the Large Cap Fund's investments, on the one hand, and the investments of the Other Accounts, on the other. The Other Accounts include registered mutual funds as well as other types of accounts, including proprietary accounts, separate accounts for institutions and individuals, and other pooled investment vehicles. The Other Accounts might have similar investment objectives as the Large Cap Fund or hold, purchase, or sell securities that are eligible to be held, purchased, or sold by the Large Cap Fund. While the portfolio managers' management of Other Accounts may give rise to the following potential conflicts of interest, FPA does not believe that the conflicts, if any, are material or, to the extent any such conflicts are material, FPA believes that it has designed policies and procedures that are designed to manage those conflicts in an appropriate way.

A potential conflict of interest may arise as a result of the portfolio managers' day-to-day management of the Large Cap Fund. Because of their positions with the Large Cap Fund, the portfolio managers know the size, timing, and possible market impact of Large Cap Fund trades. It is theoretically possible that the portfolio managers could use this information to the advantage of Other Accounts they manage and to the possible detriment of the Large Cap Fund. However, FPA has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

A potential conflict of interest may arise as a result of the Portfolio Managers' management of the Large Cap Fund and Other Accounts which, in theory, may allow them to allocate investment opportunities in a way that favors Other Accounts over the Large Cap Fund. This conflict of interest may be exacerbated to the extent that FPA or the portfolio managers receive, or expect to receive, greater compensation from their management of the other accounts than the Large Cap Fund. Notwithstanding this theoretical conflict of interest, it is FPA's policy to manage each account based on its investment objectives and related restrictions and, as discussed above, FPA has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time and in a manner consistent with each account's investment objectives and related restrictions. For example, while the portfolio managers may buy for Other Account securities that differ in identity or quantity from securities bought for the Large Cap Fund, such an approach might not be suitable for the Large Cap Fund given its investment objectives and related restrictions.

Fuller & Thaler.

Compensation. SIMC pays Fuller & Thaler a fee based on the assets under management of the International Equity and World Equity Ex-US Funds as set forth in an investment sub-advisory agreement between Fuller & Thaler and SIMC. Fuller & Thaler pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the International Equity and World Equity Ex-US Funds. The following information relates to the period ended May 31, 2005.

Investment professionals involved in the management of Fuller & Thaler's international strategies are paid a base salary plus an annual bonus. The annual bonus is allocated based on overall firm performance (asset growth, revenues and relative investment performance) as well as the performance of the portfolio overseen by the professional. Performance is evaluated annually. Fuller & Thaler uses no formula to determine bonus amounts.

Ownership of Fund Shares. As of the end of the International Equity and World Equity Ex-US Funds' most recently completed fiscal year, Fuller & Thaler's portfolio managers did not beneficially own any shares of the International Equity and World Equity Ex-US Funds.

Other Accounts. As of May 31, 2005, in addition to the International Equity and World Equity Ex-US Funds, Fuller & Thaler's portfolio managers were responsible for the day-to-day management of certain Other Accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Joseph Leung	N/A	N/A	2	$54,000,000	6	$327,000,000

*  Accounts listed above are subject to a performance-based advisory fee.

Conflicts of Interests. The Portfolio Managers' management of Other Accounts may give rise to potential conflicts of interest in connection with their management of the International Equity and World Equity Ex-US Fund's investments, on the one hand, and the investments of the Other Accounts, on the other. The Other Accounts include several international equity separate accounts and two pooled investment vehicles. The Other Accounts might have similar investment objectives as the International Equity and World

Equity Ex-US Fund or hold, purchase, or sell securities that are eligible to be held, purchased, or sold by the International Equity and World Equity Ex-US Fund. While the portfolio managers' management of Other Accounts may give rise to the following potential conflicts of interest, Fuller & Thaler does not believe that the conflicts, if any, are material or, to the extent any such conflicts are material, Fuller & Thaler believes that it has designed policies and procedures that are designed to manage those conflicts in an appropriate way.

A potential conflict of interest may arise as a result of the portfolio managers' day-to-day management of the International Equity and World Equity Ex-US Funds. Because of their positions with the International Equity and World Equity Ex-US Funds, the portfolio managers know the size, timing, and possible market impact of International Equity and World Equity Ex-US Funds' trades. It is theoretically possible that the portfolio managers could use this information to the advantage of Other Accounts they manage and to the possible detriment of the International Equity and World Equity Ex-US Funds. However, Fuller & Thaler has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

A potential conflict of interest may arise as a result of the Portfolio Managers' management of the International Equity and World Equity Ex-US Funds and Other Accounts which, in theory, may allow them to allocate investment opportunities in a way that favors other accounts over the International Equity and World Equity Ex-US Funds. This conflict of interest may be exacerbated to the extent that Fuller and Thaler or the portfolio managers receive, or expect to receive, greater compensation from their management of the Other Accounts than the International Equity and World Equity Ex-US Funds. Notwithstanding this theoretical conflict of interest, it is Fuller and Thaler's policy to manage each account based on its investment objectives and related restrictions and, as discussed above, Fuller and Thaler has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time and in a manner consistent with each account's investment objectives and related restrictions. For example, while the portfolio managers may buy for Other Accounts securities that differ in identity or quantity from securities bought for the International Equity and World Equity Ex-US Funds, such an approach might not be suitable for the International Equity and World Equity Ex-US Funds given its investment objectives and related restrictions.

GSAM

Compensation. SIMC pays GSAM a fee based on the assets under management of the Large Cap Fund as set forth in an investment sub-advisory agreement between GSAM and SIMC. GSAM pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Large Cap Fund. The following information relates to the period ended May 31, 2005.

GSAM and the GSAM Growth team's (the "Growth Team") compensation package for its portfolio managers is comprised of a base salary and performance bonus. The performance bonus is first and foremost tied to the Growth Team's pre-tax performance for their clients and the Growth Team's total revenues for the past year which in part is derived from advisory fees and for certain accounts, performance based fees. The Growth Team measures their performance on a market cycle basis which is typically measured over a three to seven year period, rather than being focused on short term gains in their strategies or short term contributions from a portfolio manager in any given year.

The performance bonus for portfolio managers is significantly influenced by the following criteria: (1) whether the team performed consistently with objectives and client commitments; (2) whether the team's performance exceeded performance benchmarks over a market cycle; (3) consistency of performance across accounts with similar profiles; and (4) communication with other portfolio managers within the research process.

The Growth Team also considers each portfolio manager's individual performance, his or her contribution to the overall performance of the strategy long-term and his/her ability to work as a member of the Growth Team.

GSAM and the Growth Team's decision may also be influenced by the following: the performance of GSAM, the profitability of Goldman, Sachs & Co. and anticipated compensation levels among competitor firms.

Other Compensation. In addition to base salary and performance bonus, GSAM has a number of additional benefits/deferred compensation programs for all portfolio managers in place including (i) a 401(k) program that enables employees to direct a percentage of their pretax salary and bonus income into a tax-qualified retirement plan; (ii) a profit sharing program to which Goldman, Sachs & Co. makes a pretax contribution; and (iii) investment opportunity programs in which certain professionals are eligible to participate subject to certain net worth requirements. Portfolio managers may also receive grants of restricted stock units and/or stock options as part of their compensation.

Certain GSAM portfolio managers may also participate in the firm's Partner Compensation Plan, which covers many of the firm's senior executives. In general, under the Partner Compensation Plan, participants receive a base salary and a bonus (which may be paid in cash or in the form of an equity-based award) that is linked to Goldman, Sachs & Co.'s overall financial performance.

Ownership of Fund Shares. As of the end of the Large Cap Fund's most recently completed fiscal year, GSAM's portfolio managers did not beneficially own any shares of the Large Cap Fund.

Other Accounts. As of May 31, 2005, in addition to the Fund, GSAM's portfolio managers were responsible for the day-to-day management of certain Other Accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Herbert E. Ehlers	49 N/A	$10,700,000,000 N/A	1 N/A	$94,000,000 N/A	542 15*	$18,000,000,000 $2,170,000,000*
Gregory H. Ekizian	49 N/A	$10,700,000,000 N/A	1 N/A	$94,000,000 N/A	542 15*	$18,000,000,000 $2,170,000,000*
David G. Shell	49 N/A	$10,700,000,000 N/A	1 N/A	$94,000,000 N/A	542 15*	$18,000,000,000 $2,170,000,000*
Andrew F. Pyne	49 N/A	$10,700,000,000 N/A	1 N/A	$94,000,000 N/A	542 15*	$18,000,000,000 $2,170,000,000*
Steven M. Barry	49 N/A	$10,700,000,000 N/A	1 N/A	$94,000,000 N/A	542 15*	$18,000,000,000 $2,170,000,000*
Kenneth T. Berents	49 N/A	$10,700,000,000 N/A	1 N/A	$94,000,000 N/A	542 15*	$18,000,000,000 $2,170,000,000*
Scott Kolar	49 N/A	$10,700,000,000 N/A	1 N/A	$94,000,000 N/A	542 15*	$18,000,000,000 $2,170,000,000*
Prashant R. Khemka	49 N/A	$10,700,000,000 N/A	1 N/A	$94,000,000 N/A	542 15*	$18,000,000,000 $2,170,000,000*

*  Accounts listed above are subject to a performance-based advisory fee.

Conflicts of Interests. GSAM's portfolio managers are often responsible for managing one or more funds as well as Other Accounts, including proprietary accounts, separate accounts and other pooled investment vehicles, such as unregistered hedge funds. A portfolio manager may manage a separate account or other pooled investment vehicle which may have materially higher fee arrangements than the Large Cap Fund and may also have a performance-based fee. The side-by-side management of these funds may raise potential conflicts of interest relating to cross trading, the allocation of investment opportunities and the aggregation and allocation of trades.

GSAM has a fiduciary responsibility to manage all client accounts in a fair and equitable manner. It seeks to provide best execution of all securities transactions and aggregate and then allocate securities to client accounts in a fair and timely manner. To this end, GSAM has developed policies and procedures designed to mitigate and manage the potential conflicts of interest that may arise from side-by-side management. In addition, GSAM has adopted policies limiting the circumstances under which cross-trades may be effected between a Fund and another client account. GSAM conducts periodic reviews of trades for consistency with these policies.

Due to GSAM internal policies, GSAM portfolio managers are generally prohibited from purchasing shares of funds for which they have primary responsibility.

ING IM

Compensation. SIMC pays ING IM a fee based on the assets under management of the Core Fixed Income and High Yield Bond Funds as set forth in an investment sub-advisory agreement between ING IM and SIMC. ING IM pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Core Fixed Income and High Yield Bond Funds. The following information relates to the period ended May 31, 2005.

For the portfolio managers (each a "Portfolio Manager" and collectively the "Portfolio Managers") of the Fund, compensation consists of (a) fixed base salary; (b) bonus which is based on ING IM performance, 3 and 5 year pre-tax performance of the accounts the portfolio manager is primarily and jointly responsible for relative to account benchmarks and peer universe performance, and revenue growth of the accounts he is responsible for; and (c) long-term equity awards tied to the performance of the parent company, ING Groep.

Portfolio managers are eligible to participate in an annual incentive plan. The overall design of the ING IM annual incentive plan was developed to closely tie pay to performance, structured in such a way as to drive performance and promote retention of top talent. As with base salary compensation, individual target awards are determined and set based on external market data and internal comparators. Investment performance is measured on both relative and absolute performance in all areas. ING IM has defined indices and, where applicable, peer groups to appropriately reflect requirements for each investment team. The measures for each team are outlined on a "scorecard" that is reviewed on an annual basis. These scorecards reflect a comprehensive approach to measuring investment performance versus both benchmarks and peer groups over one and three year periods and year-to-date net cash flow (ex-market movement) for all accounts managed by the team. The results for overall scorecards are calculated on an asset weighted performance basis of the individual team scorecards.

Investment professionals' performance measures for bonus determinations are weighted by 25% being attributable to the overall ING IM performance and 75% attributable to their specific team results (60% investment performance and 15% net cash flow).

Based on job function, internal comparators and external market data, portfolio managers participate in the ING Long-Term Incentive Plan. Plan awards are based on the current year's performance as defined by the ING IM component of the annual incentive plan. The awards vest in three years and are paid in a combination of ING restricted stock, stock options and restricted performance shares.

Portfolio managers earning $125,000 or more in base salary compensation may participate in ING's deferred compensation plan. The plan provides an opportunity to invest deferred amounts of compensation in mutual funds, ING stock or at an annual fixed interest rate. Deferral elections are done on an annual basis and the amount of compensation deferred is irrevocable.

Portfolio managers participate in ING's Pension and Retirement Plans, which do not discriminate in favor of portfolio managers or a group of employees that includes portfolio managers and are available generally to all salaried employees.

Ownership of Fund Shares. As of the end of the Core Fixed Income and High Yield Bond Funds' most recently completed fiscal year, ING IM's portfolio managers did not beneficially own any shares of the Core Fixed Income and High Yield Bond Funds.

Other Accounts. As of May 31, 2005, in addition to the Core Fixed Income and High Yield Bond Funds, ING IM's portfolio managers were responsible for the day-to-day management of certain Other Accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Portfolio Management Team (High Yield Bond Fund)*	2	$413,326,447	3	$94,367,890	20	$2,272,246,397
James B. Kauffmann	53	$7,485,038,089	15	$1,816,829,588	26	$7,632,807,929
(Core Fixed Income Fund)**	N/A	N/A	N/A	N/A	1	$159,525,132	**

*  The portfolio managers collectively manage each account reflected above.

**  Accounts listed above are subject to a performance-based advisory fee.

Conflicts of Interests. The portfolio managers' management of Other Accounts may give rise to potential conflicts of interest in connection with their management of the Core Fixed Income and High Yield Bond Funds' investments, on the one hand, and the investments of the Other Accounts, on the other. The Other Accounts include separately managed institutional accounts, European mutual funds, collective trust funds and hedge funds. The Other Accounts might have similar investment objectives as the Core Fixed Income and High Yield Bond Funds or hold, purchase, or sell securities that are eligible to be held, purchased, or sold by the Core Fixed Income and High Yield Bond Funds. While the portfolio managers' management of the Other Accounts may give rise to the following potential conflicts of interest, ING IM does not believe that the conflicts, if any, are material or, to the extent any such conflicts are material, ING IM believes that it has designed policies and procedures that are designed to manage those conflicts in an appropriate way.

A potential conflict of interest may arise as a result of the portfolio managers' day-to-day management of the Core Fixed Income and High Yield Bond Funds. Because of their positions with the Core Fixed Income and High Yield Bond Funds, the portfolio managers know the size, timing, and possible market impact of Core Fixed Income and High Yield Bond Funds' trades. It is theoretically possible that the portfolio managers could use this information to the advantage of the Other Accounts they manage and to the possible detriment of the Core Fixed Income and High Yield Bond Funds. However, ING IM has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

A potential conflict of interest may arise as a result of the portfolio managers' management of the Core Fixed Income and High Yield Bond Funds and Other Accounts which, in theory, may allow them to allocate investment opportunities in a way that favors the Other Accounts over the Core Fixed Income and High Yield Bond Funds, which conflict of interest may be exacerbated to the extent that ING IM or the portfolio managers receive, or expect to receive, greater compensation from their management of the Other Accounts than the Core Fixed Income and High Yield Bond Funds. Notwithstanding this potential conflict of interest, it is ING IM's policy to manage each account based on its investment objectives and related restrictions and, as discussed above, ING IM has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time and in a manner consistent with each account's investment objectives and related restrictions. For example, while the portfolio managers may buy for Other Accounts securities that differ in identity or quantity from securities bought for the Core Fixed Income and High Yield

Bond Funds, such an approach might not be suitable for the Core Fixed Income and High Yield Bond Funds given its investment objectives and related restrictions.

Finally, a potential conflict of interest may arise because the investment mandates for certain Other Accounts, such as hedge funds, may allow extensive use of short sales, which, in theory, could allow them to enter into short positions in securities where Other Accounts hold long positions. ING IM has policies and procedures reasonably designed to limit and monitor short sales by the Other Accounts to avoid harm to the Core Fixed Income and High Yield Bond Funds.

Integrity

Compensation. SIMC pays Integrity a fee based on the assets under management of the Small/Mid Cap Equity Fund as set forth in an investment sub-advisory agreement between Integrity and SIMC. Integrity pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Small/Mid Cap Equity Fund. The following information relates to the period ended May 31, 2005.

Integrity's compensation policy is designed to compensate employees based on their contributions to the firm and Integrity's clients. Total compensation includes base salaries and bonuses consistent with investment management industry standards. Bonuses are determined by team performance, individual performance, and contribution to the firm's business objectives. Professionals are formally evaluated on an annual basis (December/January) on a variety of function-specific goals and criteria based on a combination of desired individual and firm achievements. At that time, the annual bonus is determined by the firm's Board of Managers.

In addition, all members of the investment team either have or are on track to have direct equity or "phantom stock" equivalent ownership in the firm.

Ownership of Fund Shares. As of the end of the Small/Mid Cap Equity Fund's most recently completed fiscal year, Integrity's portfolio managers did not beneficially own any shares of the Small/Mid Cap Equity Fund.

Other Accounts. As of May 31, 2005, in addition to the Small/Mid Cap Equity Fund, Integrity's portfolio managers were responsible for the day-to-day management of certain Other Accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Portfolio Management Team	1	$22,000,000	N/A	N/A	25	$556,000,000

Conflicts of Interests.  The portfolio managers' management of Other Accounts may give rise to potential conflicts of interest in connection with their management of the Small/Mid Cap Equity Fund's investments, on the one hand, and the investments of the Other Accounts, on the other. The Other Accounts include registered investment company, pooled vehicles and other separately managed institutional accounts. The Other Accounts might have similar investment objectives as the Small/Mid Cap Equity Fund or hold, purchase, or sell securities that are eligible to be held, purchased, or sold by the Small/Mid Cap Equity Fund. While the portfolio managers' management of other accounts may give rise to the following potential conflicts of interest, Integrity does not believe that the conflicts, if any, are material or, to the extent any such conflicts are material, Integrity believes that it has designed policies and procedures that are designed to manage those conflicts in an appropriate way.

A potential conflict of interest may arise as a result of the portfolio managers' day-to-day management of the Small/Mid Cap Equity Fund. Because of their positions with the Small/Mid Cap Equity Fund, the portfolio managers know the size, timing, and possible market impact of Small/Mid Cap Equity Fund trades. It is theoretically possible that the portfolio managers could use this information to the advantage of Other Accounts they manage and to the possible detriment of the Small/Mid Cap Equity Fund. However, Integrity has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

A potential conflict of interest may arise as a result of the portfolio managers' management of the Small/Mid Cap Equity Fund and Other Accounts which, in theory, may allow them to allocate investment opportunities in a way that favors Other Accounts over the Small/Mid Cap Equity Fund. This conflict of interest may be exacerbated to the extent that Integrity or the portfolio managers receive, or expect to receive, greater compensation from their management of the Other Accounts than the Small/Mid Cap Equity Fund. Notwithstanding this theoretical conflict of interest, it is Integrity's policy to manage each account based on its investment objectives and related restrictions and, as discussed above, Integrity has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time and in a manner consistent with each account's investment objectives and related restrictions. For example, while the portfolio managers may buy for Other Account securities that differ in identity or quantity from securities bought for the Small/Mid Cap Equity Fund, such an approach might not be suitable for the Small/Mid Cap Equity Fund given its investment objectives and related restrictions

JPMIM

Compensation. SIMC pays JPMIM a fee based on the assets under management of the High Yield Bond Fund as set forth in an investment sub-advisory agreement between JPMIM and SIMC. JPMIM pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the High Yield Bond Fund. The following information relates to the period ended May 31, 2005.

JPMIM's portfolio managers participate in a competitive compensation program that is designed to attract and retain outstanding people and closely link the performance of investment professionals to client investment objectives. The total compensation program includes a base salary fixed from year to year and a variable performance bonus consisting of cash incentives and restricted stock and, in some cases, mandatory deferred compensation. These elements reflect individual performance and the performance of JPMIM's business as a whole.

Each portfolio manager's performance is formally evaluated annually based on a variety of factors including the aggregate size and blended performance of the portfolios such portfolio manager manages. Individual contribution relative to client goals carries the highest impact. Portfolio manager compensation is primarily driven by meeting or exceeding clients' risk and return objectives, relative performance to competitors or competitive indices and compliance with firm policies and regulatory requirements. In evaluating each portfolio manager's performance with respect to the mutual funds he or she manages, the funds' pre-tax performance is compared to the appropriate market peer group and to each fund's benchmark index listed in the fund's prospectus over one, three and five year periods (or such shorter time as the portfolio manager has managed the fund). Investment performance is generally more heavily weighted to the long-term.

Stock awards are granted as part of an employee's annual performance bonus and comprise from 0% to 35% of a portfolio manager's total award. As the level of incentive compensation increases, the percentage of compensation awarded in restricted stock also increases. Certain investment professionals may also be subject to a mandatory deferral of a portion of their compensation into proprietary mutual funds based on long-term sustained investment performance.

Ownership of Fund Shares. As of the end of the High Yield Bond Fund's most recently completed fiscal year, JPMIM's portfolio managers did not beneficially own any shares of the High Yield Bond Fund.

Other Accounts. As of May 31, 2005, in addition to the High Yield Bond Fund, JPMIM's portfolio managers were responsible for the day-to-day management of certain Other Accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Robert Cook and Thomas G. Hauser	1	$1,543,882,279	3	235,877,890	3	231,278,059

*  Accounts listed above are subject to a performance-based advisory fee.

Conflicts of Interests. The potential for conflicts of interest exists when portfolio managers manage other accounts with similar investment objectives and strategies as the High Yield Bond Fund ("Similar Accounts"). Potential conflicts may include, for example, conflicts between investment strategies and conflicts in the allocation of investment opportunities.

Responsibility for managing JPMIM's clients' portfolios is organized according to investment strategies within asset classes. Generally, client portfolios with similar strategies are managed by Portfolio Managers in the same portfolio management group using the same objectives, approach and philosophy. Therefore, portfolio holdings, relative position sizes and industry and sector exposures tend to be similar across similar portfolios, which minimize the potential for conflicts of interest.

JPMIM may receive more compensation with respect to certain Similar Accounts than that received with respect to the High Yield Bond Fund or may receive compensation based in part on the performance of certain Similar Accounts. This may create a potential conflict of interest for JPMIM or its portfolio managers by providing an incentive to favor these Similar Accounts when, for example, placing securities transactions. In addition, JPMIM could be viewed as having a conflict of interest to the extent that JPMIM or an affiliate has a proprietary investment in Similar Accounts, the portfolio managers have personal investments in Similar Accounts or the Similar Accounts are investment options in JPMIM's employee benefit plans. Potential conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities. Allocations of aggregated trades, particularly trade orders that were only partially completed due to limited availability and allocation of investment opportunities generally, could raise a potential conflict of interest, as JPMIM may have an incentive to allocate securities that are expected to increase in value to favored accounts. Initial public offerings, in particular, are frequently of very limited availability. JPMIM may be perceived as causing accounts it manages to participate in an offering to increase JPMIM's overall allocation of securities in that offering. A potential conflict of interest also may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by another account, or when a sale in one account lowers the sale price received in a sale by a second account. If JPMIM manages accounts that engage in short sales of securities of the type in which the High Yield Bond Fund invests, JPMIM could be seen as harming the performance of the High Yield Bond Fund for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall.

JPMIM has policies and procedures designed to manage these conflicts described above such as allocation of investment opportunities to achieve fair and equitable allocation of investment opportunities among its clients over time.

For example, orders for the same equity security are aggregated on a continual basis throughout each trading day consistent with JPMIM's duty of best execution for its clients. If aggregated trades are fully executed, accounts participating in the trade will be allocated their pro rata share on an average price basis. Partially completed orders generally will be allocated among the participating accounts on a pro-rata average price basis, subject to certain limited exceptions. For example, accounts that would receive a de minimis allocation relative to their size may be excluded from the order. Another exception may occur when thin markets or price volatility require that an aggregated order be completed in multiple executions over several days. If partial completion of the order would result in an uneconomic allocation to an account due to fixed transaction or custody costs, JPMIM may exclude small orders until 50% of the total order is completed. Then the small orders will be executed. Following this procedure, small orders will lag in the early execution of the order, but will be completed before completion of the total order.

Purchases of money market instruments and fixed income securities cannot always be allocated pro rata across the accounts with the same investment strategy and objective. However, JPMIM attempts to mitigate any potential unfairness by basing non-pro rata allocations upon an objective predetermined criteria for the selection of investments and a disciplined process for allocating securities with similar duration, credit quality and liquidity in the good faith judgment of JPMIM so that fair and equitable allocation will occur over time.

LMIL

Compensation. SIMC pays LMIL a fee based on the assets under management of the Small/Mid Cap Equity and Small Cap Funds as set forth in an investment sub-advisory agreement between LMIL and SIMC. LMIL pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Small/Mid Cap Equity and Small Cap Funds. The following information relates to the period ended May 31, 2005.

Portfolio managers at LMIL are compensated through a combination of salary, bonus and partnership participation. Bonuses are formula driven based on assets managed, revenues, and performance relative to peer groups. Partnership units will be granted, at no cost, based on achieving certain asset or revenue hurdles.

Bonuses for LMIL's Small Cap Value team are determined overall as a percentage of the revenues from the Small Cap Value team, depending on their performance (better performance drives a higher percentage bonus). Performance for the team for determining their bonus is based upon their composite performance for all accounts managed, and is compared to their benchmark. Bonus levels are based upon their composite performance quartile ranking for the life of product or 3 year performance record. The same applies to both LMIL's Small Cap Growth and Small Mid teams, but an added component of profitability of LMIL is also included. Performance is measured annually and bonuses are paid in February or March of the following year.

Ownership of Fund Shares. As of the end of the Small/Mid Cap Equity and Small Cap Funds' most recently completed fiscal year, LMIL's portfolio managers did not beneficially own any shares of the Small/Mid Cap Equity and Small Cap Funds.

Other Accounts. As of May 31, 2005, in addition to the Small/Mid Cap Equity and Small Cap Funds, LMIL's portfolio managers were responsible for the day-to-day management of certain Other Accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts		Total Assets
Andrew Beja	4	$334,700,000	1	$3,500,000	7	*	$312,600,000	*
Thomas Holman	4	$334,700,000	1	$3,500,000	7	*	$312,600,000	*
R. Todd Vingers	3	$386,100,000	1	$3,700,000	23	*	$289,500,000	*

*  Some of the accounts listed above are subject to a performance-based advisory fee.

Conflicts of Interests. The portfolio managers' management of Other Accounts may give rise to potential conflicts of interest in connection with their management of the Small/Mid Cap Equity and Small Cap Funds' investments, on the one hand, and the investments of the Other Accounts, on the other. The Other Accounts include all portfolios managed. The Other Accounts might have similar investment objectives as the Small/Mid Cap Equity and Small Cap Fund or hold, purchase, or sell securities that are eligible to be held, purchased, or sold by the Small/Mid Cap Equity and Small Cap Funds. While the portfolio managers' management of Other Accounts may give rise to the following potential conflicts of interest, LMIL does not believe that the conflicts, if any, are material or, to the extent any such conflicts are material, LMIL believes that it has designed policies and procedures that are designed to manage those conflicts in an appropriate way.

A potential conflict of interest may arise as a result of the portfolio managers' day-to-day management of the Small/Mid Cap Equity and Small Cap Funds. Because of their positions with the Small/Mid Cap Equity and Small Cap Funds, the portfolio managers know the size, timing, and possible market impact of Small/Mid Cap Equity and Small Cap Fund trades. It is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of the Small/Mid Cap Equity and Small Cap Fund. However, LMIL has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

A potential conflict of interest may arise as a result of the portfolio managers' management of the Small/Mid Cap Equity and Small Cap Fund and Other Accounts which, in theory, may allow them to allocate investment opportunities in a way that favors other accounts over the Small/Mid Cap Equity and Small Cap

Fund. This conflict of interest may be exacerbated to the extent that LMIL or the portfolio managers receive, or expect to receive, greater compensation from their management of the Other Accounts than the Small/Mid Cap Equity and Small Cap Fund. Notwithstanding this theoretical conflict of interest, it is LMIL's policy to manage each account based on its investment objectives and related restrictions and, as discussed above, LMIL has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time and in a manner consistent with each account's investment objectives and related restrictions. For example, while the portfolio managers may buy for Other Accounts securities that differ in identity or quantity from securities bought for the Small/Mid Cap Equity and Small Cap Fund, such an approach might not be suitable for the Small/Mid Cap Equity and Small Cap Fund given its investment objectives and related restrictions.

LSV

Compensation. SIMC pays LSV a fee based on the assets under management of the Large Cap, Small/Mid Cap Equity and Small Cap Funds as set forth in an investment sub-advisory agreement between LSV and SIMC. LSV pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Large Cap, Small/Mid Cap Equity and Small Cap Funds. The following information relates to the period ended May 31, 2005.

LSV's portfolio managers' compensation consists of a salary and discretionary bonus. Each of the Portfolio Managers is a partner of LSV and thereby receives a portion of the overall profit of the firm as part of his ownership interests. The bonus is based upon the profitability of the firm and individual performance. Individual performance is subjective and may be based on a number of factors, such as the individual's leadership and contribution to the strategic planning and development of the investment group. The portfolio managers' compensation is not tied to any one account, including the Large Cap, Small/Mid Cap Equity and Small Cap Funds and bonuses are not awarded or calculated based upon performance.

Ownership of Fund Shares. As of the end of the Large Cap, Small/Mid Cap Equity and Small Cap Funds' most recently completed fiscal year, LSV's portfolio managers did not beneficially own any shares of the Large Cap, Small/Mid Cap Equity and Small Cap Funds.

Other Accounts. As of May 31, 2005, in addition to the Large Cap, Small/Mid Cap Equity and Small Cap Funds, LSV's portfolio managers were responsible for the day-to-day management of certain Other Accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Portfolio Management Team	23	$5,286,464,953	18	$3,124,995,150	420	$31,044,200,496

Conflicts of Interests.  The portfolio managers' management of Other Accounts may give rise to potential conflicts of interest in connection with their management of the Small/Mid Cap Equity and Small Cap Funds' investments, on the one hand, and the investments of the Other Accounts, on the other. The Other Accounts include separate accounts and other pooled investment vehicles. The Other Accounts might have similar investment objectives as the Small/Mid Cap Equity and Small Cap Funds or hold, purchase, or sell securities that are eligible to be held, purchased, or sold by the Small/Mid Cap Equity and Small Cap Funds. While the portfolio managers' management of Other Accounts may give rise to the following potential conflicts of interest, LSV does not believe that the conflicts, if any, are material or, to the extent any such conflicts are material, LSV believes that it has designed policies and procedures that are designed to manage those conflicts in an appropriate way.

A potential conflict of interest may arise as a result of the portfolio managers' day-to-day management of the Small/Mid Cap Equity and Small Cap Funds. Because of their positions with the Small/Mid Cap Equity and Small Cap Funds, the portfolio managers know the size, timing, and possible market impact of

Small/Mid Cap Equity and Small Cap Fund trades. It is theoretically possible that the portfolio managers could use this information to the advantage of Other Accounts they manage and to the possible detriment of the Small/Mid Cap Equity and Small Cap Funds. However, LSV has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

A potential conflict of interest may arise as a result of the portfolio managers' management of the Small/Mid Cap Equity and Small Cap Funds and Other Accounts which, in theory, may allow them to allocate investment opportunities in a way that favors Other Accounts over the Small/Mid Cap Equity and Small Cap Funds, which conflict of interest may be exacerbated to the extent that LSV or the portfolio managers receive, or expect to receive, greater compensation from their management of the Other Accounts than the Small/Mid Cap Equity and Small Cap Funds. Notwithstanding this theoretical conflict of interest, it is LSV's policy to manage each account based on its investment objectives and related restrictions and, as discussed above, LSV has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time and in a manner consistent with each account's investment objectives and related restrictions. For example, while the portfolio managers may buy for Other Account securities that differ in identity or quantity from securities bought for the Small/Mid Cap Equity and Small Cap Funds, such an approach might not be suitable for the Small/Mid Cap Equity and Small Cap Funds given its investment objectives and related restrictions.

Martingale

Compensation. SIMC pays Martingale a fee based on the assets under management of the Small/Mid Cap Equity and Small Cap Funds as set forth in an investment sub-advisory agreement between Martingale and SIMC. Martingale pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Small/Mid Cap Equity and Small Cap Funds. The following information relates to the period ended May 31, 2005.

Martingale's portfolio managers' compensation packages are commensurate with past experience and current contributions to Martingale. Compensation for all investment professionals includes an annual base salary, an opportunity to earn a yearly bonus, an attractive profit-sharing retirement plan and an opportunity for partnership. Changes in salary or bonus for individual employees are based on traditional employee performance evaluation criteria. The pool of funds available for salary, bonuses and profit sharing are linked to the overall success of the firm. Compensation does not include a bonus that is linked to the performance of the Small/Mid Cap Equity and Small Cap Funds.

Ownership of Fund Shares. As of the end of the Small/Mid Cap Equity and Small Cap Funds' most recently completed fiscal year, Martingale's portfolio managers did not beneficially own any shares of the Small/Mid Cap Equity and Small Cap Funds.

Other Accounts. As of May 31, 2005, in addition to the Small/Mid Cap Equity and Small Cap Funds, Martingale's portfolio managers were responsible for the day-to-day management of certain Other Accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles			Other Accounts
Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts		Total Assets	Number of Accounts		Total Assets
Samuel Nathans	5	$624,018,291	24		$1,266,361,219	28		$1,859,940,367
James Eysenbach	N/A	N/A	5	*	$198,629,586	1	*	$119,802,714

*  Accounts listed above are subject to a performance-based advisory fee.

Conflicts of Interests. The portfolio managers' management of Other Accounts may give rise to potential conflicts of interest in connection with their management of the Small/Mid Cap Equity and Small Cap Funds' investments, on the one hand, and the investments of the Other Accounts, on the other. The Other Accounts include all other Martingale accounts. The Other Accounts might have similar investment objectives as the Small/Mid Cap Equity and Small Cap Funds or hold, purchase, or sell securities that are eligible to be held, purchased, or sold by the Small/Mid Cap Equity and Small Cap Funds. While the portfolio managers' management of other accounts may give rise to the following potential conflicts of interest, Martingale does not believe that the conflicts, if any, are material or, to the extent any such conflicts are material, Martingale believes that it has designed policies and procedures that are designed to manage those conflicts in an appropriate way.

A potential conflict of interest may arise as a result of the portfolio managers' day-to-day management of the Small/Mid Cap Equity and Small Cap Funds. Because of their positions with the Small/Mid Cap Equity and Small Cap Funds, the portfolio managers know the size, timing, and possible market impact of Fund trades. It is theoretically possible that the portfolio managers could use this information to the advantage of Other Accounts they manage and to the possible detriment of the Small/Mid Cap Equity and Small Cap Funds. However, Martingale has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

A potential conflict of interest may arise as a result of the portfolio managers' management of the Small/Mid Cap Equity and Small Cap Funds and Other Accounts which, in theory, may allow them to allocate investment opportunities in a way that favors Other Accounts over the Small/Mid Cap Equity and Small Cap Funds. This conflict of interest may be exacerbated to the extent that Martingale or the portfolio managers receive, or expect to receive, greater compensation from their management of the Other Accounts than the Small/Mid Cap Equity and Small Cap Funds. Notwithstanding this theoretical conflict of interest, it is Martingale's policy to manage each account based on its investment objectives and related restrictions and, as discussed above, Martingale has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time and in a manner consistent with each account's investment objectives and related restrictions. For example, while the portfolio managers may buy for Other Accounts securities that differ in identity or quantity from securities bought for the Small/Mid Cap Equity and Small Cap Funds, such an approach might not be suitable for the Small/Mid Cap Equity and Small Cap Funds given its investment objectives and related restrictions.

Mazama

Compensation. SIMC pays Mazama a fee based on the assets under management of the Small/Mid Cap Equity and Small Cap Funds as set forth in an investment sub-advisory agreement between Mazama and SIMC. Mazama pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Small/Mid Cap Equity and Small Cap Funds. The following information relates to the period ended May 31, 2005.

Mazama's compensation structure is designed to maximize performance and keep the interests of each member of the portfolio management team aligned with those of Mazama's clients.

Each portfolio manager and research analyst ("Investment Team") receives a base salary representing 20-30% of cash compensation and a performance-based incentive representing 70-80% of cash compensation. The performance-based incentive compensation is based on the portfolio management fees received by Mazama for all accounts under management. The Investment Team does not distinguish between different accounts within each investment style/strategy with respect to compensation. The incentive compensation structure keeps each member of the team focused on the relative performance of each strategy versus its respective benchmark. Cash compensation increases as assets under management increase, whether by appreciation or by attracting new clients, both of which are accomplished by achieving higher than average excess returns. Excess returns are measured as the difference between our portfolio returns and the returns of the benchmark for the portion of the Small/Mid Cap Equity and Small Cap Funds managed by Mazama.

Equity-based incentives have been a significant part of Mazama's compensation plan since the firm's inception. In total, including founding equity, our Investment Team represents over 70% of the equity of the firm on a fully diluted basis. Every member of the Investment Team is either a direct equity owner or an option holder or both.

Ownership of Fund Shares. As of the end of the Small/Mid Cap Equity and Small Cap Funds Funds' most recently completed fiscal year, Mazama's portfolio managers did not beneficially own any shares of the Funds.

Other Accounts. As of May 31, 2005, in addition to the Small/Mid Cap Equity and Small Cap Funds, Mazama's portfolio managers were responsible for the day-to-day management of certain Other Accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Porfolio Manager	Number	Total Assets	Number	Total Assets	Number		Total Assets
Ronald A. Sauer, Stephen C. Brink, Gretchen M. Novak, Timothy P. Butler and Michael D. Clulow	13	$1,250,000,000	5	$153,000,000	65		$4,080,000,000
Ronald A. Sauer, Stephen C. Brink, Gretchen M. Novak, Timothy P. Butler and Michael D. Clulow	N/A	N/A	N/A	N/A	2	*	$233,000,000	*

*  Accounts listed above are subject to a performance-based advisory fee.

Conflicts of Interest.  As every member of the Investment Team has day-to-day management responsibilities with respect to more than one account and more than one investment strategy, actual or apparent conflicts may arise.

The compensation paid to Mazama for managing the Small/Mid Cap Equity and Small Cap Funds is based on a percentage of assets under management rather than a share of the gains. As described above, members of the Investment Team, as equity owners and option holders, benefit from Mazama's revenues and profitability. Conflicts of interest can arise to the extent that larger client accounts generate more fees and potentially larger profits for Mazama compared to small accounts. One or more accounts may also pay fees based on a percentage of assets that can increase and decrease based on performance against a benchmark index. Despite these potential conflicts of interest in favoring those accounts, Mazama believes that its trade allocation and other compliance procedures effectively address those conflicts. Otherwise, no member of the Investment Team is compensated in a way that would add to those conflicts of interest by creating an incentive to favor particular accounts over other accounts.

Execution and research services provided by brokers may not always be utilized in connection with the Small/Mid Cap Equity and Small Cap Funds or with other client accounts that may have paid the commission or a portion of the commission to the broker providing the services. Mazama allocates brokerage commissions for these services in a manner that it believes is fair and equitable and consistent with its fiduciary obligations to each of its clients.

If a member of the Investment Team identifies a limited investment opportunity that may be suitable for more than just the Small/Mid Cap Equity and Small Cap Funds or another client account, the Small/Mid Cap Equity and Small Cap Funds may not be able to take full advantage of that opportunity. To mitigate this conflict of interest, Mazama aggregates orders for the Small/Mid Cap Equity and Small Cap Funds with orders from each of its other client accounts in order to ensure that all clients are treated fairly and equitably over time and consistent with its fiduciary obligations to each of its clients.

Mazama has adopted policies and procedures to address and prevent the above conflicts of interest; however there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

McKinley Capital

Compensation. SIMC pays McKinley Capital a fee based on the assets under management of the Small Cap, International Equity and World Equity Ex-US Funds as set forth in an investment sub-advisory agreement between McKinley Capital and SIMC. McKinley Capital pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Small Cap, International Equity and World Equity Ex-US Funds. The following information relates to the period ended May 31, 2005.

Compensation to its investment professionals comes in the form of a base salary, cash bonus and incentive stock options. The base salary is determined by years of experience and market rates. The cash bonus and incentive stock option awards are based solely on the discretion of McKinley Capital's President & Chief Investment Officer. There is no performance compensation for any portfolio manager with respect to any of the Small Cap, International Equity and World Equity Ex-US Funds.

Ownership of Fund Shares. As of the end of the Small Cap, International Equity and World Equity Ex-US Funds' most recently completed fiscal year, McKinley Capital's portfolio managers did not beneficially own any shares of the Small Cap, International Equity and World Equity Ex-US Funds.

Other Accounts. As of May 31, 2005, in addition to the Small Cap, International Equity and World Equity Ex-US Funds, McKinley Capital's portfolio managers were equally responsible for the day-to-day management of certain Other Accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Portfolio Management Team	9	$1,000,000,000	N/A	N/A	964	$5,300,000,000

Conflicts of Interests. The portfolio managers' management of Other Accounts may give rise to potential conflicts of interest in connection with their management of the Small Cap, International Equity and World Equity Ex-US Funds' investments, on the one hand, and the investments of the Other Accounts, on the other. The Other Accounts are referenced above. The Other Accounts might have similar investment objectives as the Small Cap, International Equity and World Equity Ex-US Funds or hold, purchase, or sell securities that are eligible to be held, purchased, or sold by the Small Cap, International Equity and World Equity Ex-US Funds. While the portfolio managers' management of Other Accounts may give rise to the following potential conflicts of interest, McKinley Capital does not believe that the conflicts, if any, are material or, to the extent any such conflicts are material, McKinley Capital believes that it has designed policies and procedures that are designed to manage those conflicts in an appropriate way.

A potential conflict of interest may arise as a result of the portfolio managers' day-to-day management of the Small Cap, International Equity and World Equity Ex-US Funds. Because of their positions with the Small Cap, International Equity and World Equity Ex-US Funds, the portfolio managers know the size, timing, and possible market impact of Small Cap, International Equity and World Equity Ex-US Funds' trades. It is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of the Small Cap, International Equity and World Equity Ex-US Funds. However, McKinley Capital has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

A potential conflict of interest may arise as a result of the portfolio managers' management of the Small Cap, International Equity and World Equity Ex-US Funds and other accounts which, in theory, may allow them to allocate investment opportunities in a way that favors other accounts over the Small Cap, International Equity and World Equity Ex-US Funds. This conflict of interest may be exacerbated to the extent that McKinley Capital or the portfolio managers receive, or expect to receive, greater compensation from their management of the Other Accounts than the Small Cap, International Equity and World Equity Ex-US Funds. Notwithstanding this theoretical conflict of interest, it is McKinley Capital's policy to manage each account based on its investment objectives and related restrictions and, as discussed above, McKinley Capital has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time and in a manner consistent with each account's investment objectives and related restrictions. For example, while the portfolio managers may buy for Other Accounts securities that differ in identity or quantity from securities bought for the Small Cap, International Equity and World Equity Ex-US

Funds, such an approach might not be suitable for the Small Cap, International Equity and World Equity Ex-US Funds given its investment objectives and related restrictions.

MWAM

Compensation. SIMC pays MWAM a fee based on the assets under management of the Core Fixed Income, High Yield Bond, Long Duration and Extended Duration Funds as set forth in an investment sub-advisory agreement between MWAM and SIMC. MWAM pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Core Fixed Income, High Yield Bond, Long Duration and Extended Duration Funds. The following information relates to the period ended May 31, 2005.

MWAM's compensation of investment professionals primarily reflects their ability to generate long-term investment success on behalf of client accounts. Portfolio managers who are partners at MWAM in Core Fixed Income, High Yield Bond, Long Duration and Extended Duration receive a salary plus their pro rata share of MWAM profits (if any). Portfolio Managers who are not equity owners of MWAM receive an annual salary plus the possibility of cash bonus. In certain instances, an individual can serve as a portfolio manager and receive a cash salary plus bonus compensation based upon the revenue (or profit) received by the firm due to a specific product line. Investment professionals also receive contributions under MWAM's Profit Sharing/401(k) Plan. In general, MWAM's overall profitability determines the total amount of incentive compensation available to investment professionals.

An investment professional's total compensation is determined through a subjective process that evaluates numerous quantitative and qualitative factors, including the contribution made to the overall investment process. Not all factors apply to each investment professional and there is no particular weighting or formula for considering certain factors. Among the factors considered are: relative investment performance of portfolios (although there are no specific benchmarks or periods of time used in measuring performance); complexity of investment strategies; participation in the investment team's dialogue; contribution to business results and overall business strategy; success of marketing/business development efforts and client servicing; seniority/length of service with the firm; management and supervisory responsibilities; and fulfillment of the MWAM's leadership criteria.

Ownership of Fund Shares. As of the end of the Core Fixed Income, High Yield Bond, Long Duration and Extended Duration Funds' most recently completed fiscal year, MWAM's portfolio managers did not beneficially own any shares of the Core Fixed Income, High Yield Bond, Long Duration and Extended Duration Funds.

Other Accounts. As of May 31, 2005, in addition to the Core Fixed Income, High Yield Bond, Long Duration and Extended Duration Funds, MWAM's portfolio managers were responsible for the day-to-day management of certain Other Accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Stephen Kane, CFA	7	$2,667,110,000	3	$75,480,000	154	$8,976,630,000
	2 *	$344,050,000 *	3 *	$75,480,000 *	18 *	$1,462,010,000 *
Laird R. Landman	7 2*	$2,667,110,000 $344,050,000*	3 3*	$75,480,000 $75,480,000*	154 18*	$8,976,630,000 $1,462,010,000*
David Lippman, JD	6 2*	$2,433,680,000 $344,050,000*	3 3*	$75,480,000 $75,480,000*	154 18*	$8,976,630,000 $1,462,010,000*
Tad Rivelle	7 2*	$2,667,100,000 $344,050,000*	3 3*	$75,480,000 $75,480,000*	154 18*	$8,976,630,000 $1,462,010,000*
Mark Unferth	1 N/A*	$54,130,000 N/A*	1 1*	$38,670,000 $38,670,000*	N/A N/A*	N/A N/A*

* Accounts listed above are subject to a performance-based advisory fee.

Conflicts of Interests. A portfolio manager could favor one account over another in allocating new investment opportunities that have limited supply, such as initial public offerings and private placements. If, for example, an initial public offering that was expected to appreciate in value significantly shortly after the offering was allocated to a single account, that account may be expected to have better investment performance than other accounts that did not receive an allocation of a particular initial public offering.

A portfolio manager could favor one account over another in the order in which trades for the accounts are placed. If a portfolio manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions. The less liquid the market for the security or the greater the percentage that the proposed aggregate purchases or sales represent of average daily trading volume, the greater the potential for accounts that make subsequent purchases or sales to receive a less favorable price. When a portfolio manager intends to trade the same security on the same day for more than one account, the trades typically are "bunched," which means that the trades for the individual accounts are aggregated and each account receives the same price. There are some types of accounts as to which bunching may not be possible for contractual reasons (such as directed brokerage arrangements). Circumstances may also arise where the trader believes that bunching the orders may not result in the best possible price. Where those accounts or circumstances are involved, the portfolio manager will place the order in a manner intended to result in as favorable a price as possible for such client.

A portfolio manager could favor an account if the portfolio manager's compensation is tied to the performance of that account to a greater degree than Other Accounts managed by the portfolio manager. If, for example, the portfolio manager receives a bonus based upon the performance of certain accounts relative to a benchmark while Other Accounts are disregarded for this purpose, the portfolio manager will have a financial incentive to seek to have the accounts that determine the portfolio manager's bonus achieve the best possible performance to the possible detriment of other accounts. Similarly, if MWAM receives a performance-based advisory fee, the portfolio manager may have an incentive to favor that account, whether or not the performance of that account directly determines the portfolio manager's compensation. This structure may create inherent pressure to allocate investments having a greater potential for higher returns to those accounts with higher performance fees.

A portfolio manager may have an incentive to favor an account if the portfolio manager has a beneficial interest in the account, in order to benefit a large client or to compensate a client that had poor returns. For example, if the portfolio manager held an interest in an investment partnership that was one of the accounts managed by the portfolio manager, the portfolio manager would have an economic incentive to favor the account in which the portfolio manager held an interest.

With respect to securities transactions for the Core Fixed Income, High Yield Bond, Long Duration and Extended Duration Funds, MWAM determines which broker to use to execute each order, consistent with its duty to seek best execution. MWAM aggregates like orders where it believes doing so is beneficial to the accounts. However, with respect to certain separate accounts, the MWAM may be limited by clients or other constraints with respect to the selection of brokers or it may be instructed to direct trades through particular brokers. In these cases, MWAM may place separate, non-simultaneous transactions for the Core Fixed Income, High Yield Bond, Long Duration and Extended Duration Funds and another account which may temporarily affect the market price of the security or the execution of the transaction to the detriment of one or the other.

If the different accounts have materially and potentially conflicting investment objectives or strategies, a conflict of interest could arise. For example, if a portfolio manager purchases a security for one account and sells the same security short for another account, such trading pattern may disadvantage either the account that is long or short. In making portfolio manager assignments, MWAM seeks to avoid such potentially conflicting situations. However, where a portfolio manager is responsible for accounts with differing investment objectives and policies, it is possible that the portfolio manager will conclude that it is in the best interest of one account to sell a portfolio security while another account continues to hold or increase the holding in such security.

MWAM has in place a Code of Ethics designed to minimize conflicts of interest between clients and its investment personnel.

Montag & Caldwell

Compensation. SIMC pays Montag & Caldwell a fee based on the assets under management of the Large Cap Fund as set forth in an investment sub-advisory agreement between Montag & Caldwell and SIMC. Montag & Caldwell pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Large Cap Fund. The following information relates to the period ended May 31, 2005.

Portfolio Managers, Analysts & Traders.  Compensation, which includes salary and bonus, is determined by Montag & Caldwell's Executive Committee based on the success of the firm in achieving clients' investment objectives and providing excellent client service. Compensation is not based on the performance of individual client accounts but rather for the firm as a whole. The compensation levels for individual officers are subjectively determined by the Executive Committee which strives to be very fair to all officers and which is reflected in the long-term continuity of the team. Base salaries for all portfolio managers are a smaller percentage of overall compensation than are bonuses which are based on the profitability and overall success of Montag & Caldwell as a firm. Montag & Caldwell does not employ performance-based compensation formulas. Other incentives include a Pension Plan and 401(k) Savings & Profit Sharing Plan.

Ownership of Fund Shares. As of the end of the Large Cap Fund's most recently completed fiscal year, Montag & Caldwell's portfolio manager did not beneficially own any shares of the Large Cap Fund.

Other Accounts. As of May 31, 2005, in addition to the Large Cap Fund, Montag & Caldwell's portfolio manager was responsible for the day-to-day management of certain Other Accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
William Vogel	4	$1,002,359,375	N/A	N/A	30	$978,998,316

Conflicts of Interests.  Since all of Montag & Caldwell's portfolios, including the Large Cap Fund, have the same goals and objectives and the same holdings, barring any client restrictions, there is no conflict arising from the firm's handling of multiple accounts. The strategies employed by Montag & Caldwell are similar across the board since the firm manages only one product-large cap growth. Compensation is not based on the performance of individual client accounts but rather of the firm as a whole and the firm's Code of Ethics governs personal trading by all employees and contains policies and procedures to ensure that client interests are paramount.

MSIM Inc.

Compensation. SIMC pays MSIM Inc. and MSIM Limited a fee based on the assets under management of the International Equity Fund as set forth in an investment sub-advisory agreement between MSIM Inc. and SIMC. MSIM Inc. and MSIM Limited pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the International Equity Fund. The following information relates to the period ended May 31, 2005.

Portfolio managers receive a combination of base compensation and discretionary compensation, comprising a cash bonus and several deferred compensation programs described below. The methodology used to determine portfolio manager compensation is applied across all accounts managed by the portfolio manager.

Base salary Compensation. Generally, portfolio managers receive base salary compensation based on the level of their position with MSIM Inc.

Discretionary Compensation. In addition to base compensation, portfolio managers may receive discretionary compensation.

Discretionary compensation can include:

  1.  Cash Bonus;

  2.  MSIM Inc.'s Equity Incentive Compensation Program ("EICP") awards-a mandatory program that defers a portion of discretionary year-end compensation into restricted stock units or other awards based on Morgan Stanley common stock that are subject to vesting and other conditions;

  3.  Investment Management Deferred Compensation Plan ("IMDCP") awards-a mandatory program that defers a portion of discretionary year-end compensation and notionally invests it in designated funds advised by MSIM Inc. or its affiliates. The award is subject to vesting and other conditions. Portfolio managers must notionally invest a minimum of 25% to a maximum of 50% of the IMDCP deferral into a combination of the designated funds they manage that are included in the IMDCP fund menu, which may or may not include the Fund;

  4.  Select Employees' Capital Accumulation Program ("SECAP") awards-a voluntary program that permits employees to elect to defer a portion of their discretionary compensation and notionally invest the deferred amount across a range of designated investment funds, including funds advised by MSIM Inc. or its affiliates; and

  5.  Voluntary Equity Incentive Compensation Program ("VEICP") awards-a voluntary program that permits employees to elect to defer a portion of their discretionary compensation to invest in Morgan Stanley stock units.

Several factors determine discretionary compensation, which can vary by portfolio management team and circumstances. In order of relative importance, these factors include:

  1.  Investment Performance. A portfolio manager's compensation is linked to the pre-tax investment performance of the accounts managed by the portfolio manager. Investment performance is calculated for one-, three- and five-year periods measured against the International Equity Fund's primary benchmark, indices and/or peer groups. Generally, the greatest weight is placed on the three- and five-year periods.

  2.  Revenues generated by the investment companies, pooled investment vehicles and other accounts managed by the portfolio manager.

  3.  Contribution to the business objectives of MSIM Inc.

  4.  The dollar amount of assets managed by the portfolio manager.

  5.  Market compensation survey research by independent third parties.

  6.  Other qualitative factors, such as contributions to client objectives.

  7.  Performance of Morgan Stanley and MSIM Inc., and the overall performance of the Global Investor Group, a department within MSIM Inc. that includes all investment professionals.

Occasionally, to attract new hires or to retain key employees, the total amount of compensation will be guaranteed in advance of the fiscal year end based on current market levels. In limited circumstances, the guarantee may continue for more than one year. The guaranteed compensation is based on the same factors as those comprising overall compensation described above.

Ownership of Fund Shares. As of May 31, 2005, MSIM Inc.'s portfolio managers did not own any shares in the International Equity Fund.

Other Accounts. As of May 31, 2005, in addition to the International Equity Fund, MSIM Inc.'s portfolio managers were responsible for the day-to-day management of certain Other Accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Managers	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
P. Dominic Caldecott, Walter Riddell, Peter Wright and William Lock	6	$10,554,560,023	5	$13,481,429,649	23	$11,796,904,732

Conflicts of Interests. Because the portfolio managers manage assets for other investment companies, pooled investment vehicles, and/or Other Accounts (including institutional clients, pension plans and certain high net worth individuals), there may be an incentive to favor one client over another resulting in conflicts of interest. For instance, MSIM Inc. may receive fees from certain accounts that are higher than the fee it receives from the International Equity Fund, or it may receive a performance-based fee on certain accounts. In those instances, the portfolio managers may have an incentive to favor the higher and/or performance-based fee accounts over the International Equity Fund. MSIM Inc. has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.

NCRAM

Compensation. SIMC pays NCRAM a fee based on the assets under management of the High Yield Bond Fund as set forth in an investment sub-advisory agreement between NCRAM and SIMC. NCRAM pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the High Yield Bond Fund. The following information relates to the period ended May 31, 2005.

NCRAM's compensation structure for portfolio managers includes salary and discretionary bonus. The bonus is based on an individual's contribution toward the company's overall growth and success. Bonuses for portfolio managers are directly linked to annual, pre-tax account investment performance for all accounts managed by a portfolio manager and the company's success.

NCRAM does not offer direct ownership, phantom stock, or profit sharing to its employees. However, NCRAM's indirect parent company, Nomura Holdings, Inc., recently introduced an equity incentive program that is currently available to NCRAM's senior executives and portfolio managers. Robert Levine, Chief Investment Officer and Steve S. Kotsen, Managing Director and Portfolio Manager for the SEI High Yield Bond Fund participate in this program.

Ownership of Fund Shares. As of the end of the High Yield Bond Fund's most recently completed fiscal year, NCRAM's portfolio managers did not beneficially own any shares of the High Yield Bond Fund.

Other Accounts. As of May 31, 2005, in addition to the High Yield Bond Fund, NCRAM's portfolio managers were responsible for the day-to-day management of certain Other Accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Steven S. Kotsen	N/A	N/A	6	$5,681,000,000	8	$1,481,000,000
Amy Yu	N/A	N/A	6	$104,000,000	N/A	N/A

Conflicts of Interests. The portfolio managers' management of Other Accounts may give rise to potential conflicts of interest in connection with their management of the High Yield Bond Fund's investments, on the one hand, and the investments of the Other Accounts, on the other. The Other Accounts include pooled investment vehicles and institutional separate accounts. The Other Accounts might have similar investment objectives as the High Yield Bond Fund or hold, purchase, or sell securities that are eligible to be held, purchased, or sold by the High Yield Bond Fund. While the portfolio managers' management of Other Accounts may give rise to the following potential conflicts of interest, NCRAM does not believe that the conflicts, if any, are material or, to the extent any such conflicts are material, NCRAM believes that it has designed policies and procedures that are designed to manage those conflicts in an appropriate way.

A potential conflict of interest may arise as a result of the portfolio managers' day-to-day management of the High Yield Bond Fund. Because of their positions with the High Yield Bond Fund, the portfolio managers know the size, timing, and possible market impact of High Yield Bond Fund trades. It is theoretically possible that the portfolio managers could use this information to the advantage of Other Accounts they manage and to the possible detriment of the High Yield Bond Fund. However, NCRAM has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

A potential conflict of interest may arise as a result of the portfolio managers' management of the High Yield Bond Fund and Other Accounts which, in theory, may allow them to allocate investment opportunities in a way that favors other accounts over the High Yield Bond Fund. This conflict of interest may be exacerbated to the extent that NCRAM or the portfolio managers receive, or expect to receive, greater compensation from their management of the other accounts than the High Yield Bond Fund. Notwithstanding this theoretical conflict of interest, it is NCRAM's policy to manage each account based on its investment objectives and related restrictions and, as discussed above, NCRAM has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time and in a manner consistent with each account's investment objectives and related restrictions. For example, while the portfolio managers may buy for Other Account securitiess that differ in identity or quantity from securities bought for the High Yield Bond Fund, such an approach might not be suitable for the High Yield Bond Fund given its investment objectives and related restrictions.

Peregrine

Compensation. SIMC pays Peregrine a fee based on the assets under management of the Large Cap Fund as set forth in an investment sub-advisory agreement between Peregrine and SIMC. Peregrine pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Large Cap Fund. The following information relates to the period ended May 31, 2005.

Peregrine has an entrepreneurial compensation plan for portfolio managers where their upside is uncapped. Each style team fully participates in the success of their product and the firm as a whole.

Portfolio manager compensation includes a competitive base salary but is heavily skewed toward the incentive structure. The primary factor driving portfolio managers' incentives is revenue generated by their style. Revenue reflects investment performance, client retention, and asset growth, aligning the interests of portfolio managers with their clients. This style is capped at twenty-five relationships, some of which involve multiple accounts. This self-imposed constraint enables portfolio managers to be intimately involved in each relationship. Secondarily, a portion of portfolio managers' incentives are tied to Peregrine's overall profitability. In addition, a portion of the incentive compensation is specifically tied to composite investment performance, over one, three, and five years.

All Peregrine compensation is paid in cash. As a subsidiary of Wells Fargo, Peregrine employees may participate in benefits offered by our parent, including cash balance pensions, 401(k) plans, and deferred compensation plans.

Ownership of Fund Shares. As of the end of the Large Cap Fund's most recently completed fiscal year, Peregrine's portfolio managers did not beneficially own any shares of the Large Cap Fund. However, both portfolio managers have significant investments in the securities held in the Large Cap Fund.

Other Accounts. As of May 31, 2005, in addition to the Large Cap Fund, Peregrine's portfolio managers were responsible for the day-to-day management of certain Other Accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
John Dale	10	$6,032,000,000	1	$230,000,000	29	$2,078,000,000
Gary Nussbaum	10	$6,032,000,000	1	$230,000,000	29	$2,078,000,000

Conflicts of Interests. The portfolio managers' management of Other Accounts may give rise to potential conflicts of interest in connection with their management of the Large Cap Fund's investments, on the one hand, and the investments of the Other Accounts, on the other. The Other Accounts include additional mutual funds, public funds, endowments and foundations, corporate assets and retirement plans, Taft-Hartley plans and large trust accounts. The Other Accounts might have similar investment objectives as the Large Cap Fund or hold, purchase, or sell securities that are eligible to be held, purchased, or sold by the Large Cap Fund. While the portfolio managers' management of Other Accounts may give rise to the following potential conflicts of interest, Peregrine does not believe that the conflicts, if any, are material or, to the extent any such conflicts are material, Peregrine believes that it has designed policies and procedures that are designed to manage those conflicts in an appropriate way.

A potential conflict of interest may arise as a result of the portfolio managers' day-to-day management of the Large Cap Fund. Because of their positions with the Large Cap Fund, the portfolio managers know the size, timing, and possible market impact of Large Cap Fund trades. It is theoretically possible that the portfolio managers could use this information to the advantage of Other Accounts they manage and to the possible detriment of the Large Cap Fund. However, Peregrine has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

A potential conflict of interest may arise as a result of the portfolio managers' management of the Large Cap Fund and Other Accounts which, in theory, may allow them to allocate investment opportunities in a way that favors Other Accounts over the Large Cap Fund. This conflict of interest may be exacerbated to the extent that Peregrine or the portfolio managers receive, or expect to receive, greater compensation from their management of the Other Accounts than the Large Cap Fund. Notwithstanding this theoretical conflict of interest, it is Peregrine's policy to manage each account based on its investment objectives and related restrictions and, as discussed above, Peregrine has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time and in a manner consistent with each account's investment objectives and related restrictions. For example, while the portfolio managers may buy for Other Account securities that differ in identity or quantity from securities bought for the Large Cap Fund, such an approach might not be suitable for the Large Cap Fund given its investment objectives and related restrictions.

QMA

Compensation. SIMC pays QMA a fee based on the assets under management of the Large Cap Disciplined Equity, Large Cap, International Equity and World Equity Ex-US Funds as set forth in an investment sub-advisory agreement between QMA and SIMC. QMA pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Large Cap Disciplined Equity, Large Cap, International Equity and World Equity Ex-US Funds. The following information relates to the period ended May 31, 2005.

Investment professionals are compensated through a combination of base salary, a performance-based annual cash incentive bonus and a long-term incentive grant. The long-term incentive grant is generally divided between stock options and restricted stock of Prudential Financial, Inc.

The salary component is based on market data relative to similar positions within the industry as well as the past performance, experience and responsibility of the individual.

The investment professionals' incentive compensation payments, including their annual bonus and long-term incentive grant, are paid from an annual incentive pool. The size of the annual incentive pool is determined quantitatively based on two primary factors: 1) investment performance (pre-tax) of portfolios on a 1-year and 3-year basis relative to appropriate market peer groups or benchmarks, and 2) business results as measured by QMA's pre-tax net income, based on planned and reasonably anticipated expenses. QMA regularly benchmarks its compensation program against leading asset management firms in the industry to monitor competitiveness.

Each investment professional's incentive compensation payment including the annual bonus and long-term incentive grant from the incentive pool is primarily determined by how significantly he/she contributes to delivering investment performance to clients consistent with portfolio objectives, guidelines, and risk parameters, as well as the individual's qualitative contributions to the organization.

Ownership of Fund Shares. As of the end of the Large Cap Disciplined Equity, Large Cap, International Equity and World Equity Ex-US Funds' most recently completed fiscal year, QMA's portfolio managers did not beneficially own any shares of the Large Cap Disciplined Equity, Large Cap, International Equity and World Equity Ex-US Funds.

Other Accounts. As of May 31, 2005, in addition to the Large Cap Disciplined Equity, Large Cap, International Equity and World Equity Ex-US Funds, QMA's portfolio managers were responsible for the day-to-day management of certain Other Accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles*		Other Accounts*
Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts		Total Assets
James H. Scott**	4	$3,375,632,939	N/A	N/A	7		$2,079,210,148
Margaret S. Stumpp**	5	$5,029,853,162	5	$2,257,624,629	12	***	$2,353,865,201

*  "Other Pooled Investment Vehicles" includes commingled insurance company separate accounts and bank collective trust funds. "Other Accounts" includes single client accounts and a managed accounts program (which is counted as one account).

**  Ten accounts included in the chart above are co-managed by Mr. Scott and Ms. Stumpp. These accounts are included in the account and asset totals for both Mr. Scott and Ms. Stumpp.

***  Two of these accounts with aggregate assets of $111,228,306 are subject to performance-based advisory fees.

Conflicts of Interests. QMA is an indirect, wholly-owned subsidiary of Prudential Financial, Inc. and as such is part of a full-scale global financial services organization, affiliated with insurance companies, investment advisers and registered broker/dealers. QMA portfolio managers are often responsible for managing one or more funds in addition to Other Accounts, including accounts of affiliates, insurance company separate accounts, institutional accounts and other pooled investment vehicles. These affiliations and portfolio management responsibilities may cause potential and actual conflicts of interest. QMA aims to conduct itself in a manner it considers to be the most fair and consistent with its fiduciary obligations to all of its clients including the Large Cap Disciplined Equity, Large Cap, International Equity and World Equity Ex-US Funds.

Management of multiple accounts and funds side-by-side may raise potential conflicts of interest relating to the allocation of investment opportunities, the aggregation and allocation of trades and cross trading. QMA has developed policies and procedures designed to address these potential conflicts of interest.

There may be restrictions imposed by law, regulation or contract regarding how much, if any, of a particular security QMA may purchase or sell on behalf of the Large Cap Disciplined Equity, Large Cap, International Equity and World Equity Ex-US Funds, and as to the timing of such purchase or sale. QMA may come into possession of material, non-public information with respect to a particular issuer and as a result be unable to execute purchase or sale transactions in securities of such issuer for the Large Cap Disciplined Equity, Large Cap, International Equity and World Equity Ex-US Funds. QMA is able to avoid a variety of potential conflicts due to the possession of material, non-public information by maintaining an "Information Barrier" to prevent the transfer of information between affiliates.

Certain affiliates of QMA develop and publish credit research that is independent from the research developed within QMA. QMA may hold different opinions on the investment merits of a given security or industry such that QMA may be purchasing or holding a security for the Large Cap Disciplined Equity, Large Cap, International Equity and World Equity Ex-US Funds and an affiliated entity may be selling or recommending a sale of the same security. Conversely, QMA may be selling a security for the Large Cap Disciplined Equity, Large Cap, International Equity and World Equity Ex-US Funds and an affiliated entity may be purchasing or recommending a buy of the same security. In addition, QMA's affiliated brokers or investment advisers may be executing transactions in the market in the same securities as the Large Cap Disciplined Equity, Large Cap, International Equity and World Equity Ex-US Funds at the same time.

With respect to the management of the Large Cap Disciplined Equity, Large Cap, International Equity and World Equity Ex-US Funds, QMA may cause securities transactions to be executed concurrently with authorizations to purchase or sell the same securities for Other Accounts managed by QMA, including proprietary accounts or accounts of affiliates. In these instances, the executions of purchases or sales, where possible, are allocated equitably among the various accounts (including the Large Cap Disciplined Equity, Large Cap, International Equity and World Equity Ex-US Funds).

QMA may buy or sell, or may direct or recommend that another person buy or sell, securities of the same kind or class that are purchased or sold for the Large Cap Disciplined Equity, Large Cap, International Equity and World Equity Ex-US Funds, at a price which may or may not differ from the price of the securities purchased or sold for the Large Cap Disciplined Equity, Large Cap, International Equity and World Equity Ex-US Funds. In addition, QMA may, at any time, execute trades of securities of the same kind or class in one direction for an account and trade in the opposite direction or not trade for any other account, including the Large Cap Disciplined Equity, Large Cap, International Equity and World Equity Ex-US Funds, due to differences in investment strategy or client direction.

The fees charged to advisory clients by QMA may differ depending upon a number of factors including, but not limited to, the particular strategy, the size of a portfolio being managed, the relationship with the client, the origination and service requirements and the asset class involved. Fees may also differ based on account type (e.g., commingled accounts, trust accounts, insurance company separate accounts, and corporate, bank or trust-owned life insurance products). Fees are negotiable so one client with similar investment objectives or goals may be paying a higher fee than another client. Fees paid by certain clients may also be higher due to performance-based fees which increase based on the performance of a portfolio above an established benchmark. Also, large clients generate more revenue for QMA than do smaller accounts. A portfolio manager may be faced with a conflict of interest when allocating scarce investment opportunities given the benefit to QMA of favoring accounts that pay a higher fee or generate more income for QMA. To address this conflict of interest, QMA has adopted an allocation policy as well as supervisory procedures that attempt to fairly allocate investment opportunities among competing client accounts.

Conflicts of interest may also arise regarding proxy voting. A committee of senior business representatives together with relevant regulatory personnel oversees the proxy voting process and monitors potential conflicts of interest relating to proxy voting.

In addition, portfolio managers may advise proprietary accounts, affiliates' accounts, and the general account of The Prudential Insurance Company of America ("Prudential's General Account," and together with QMA's proprietary accounts and affiliates' accounts, the "Affiliated Accounts"). QMA portfolio managers may have a financial interest in the accounts they advise, either directly or indirectly. To address potential conflicts of interest, QMA has procedures, including supervisory review procedures, designed to ensure that, including to the extent that client accounts are managed differently from the Affiliated Accounts, each of the client accounts including the Large Cap Disciplined Equity, Large Cap, International Equity and World Equity Ex-US Funds, and each Affiliated Account, is managed in a manner that is consistent with its investment objectives, investment strategies and restrictions, as well as with QMA's fiduciary obligations.

QMA has adopted Prudential Financial's Policy Statement on Business Ethics, a Personal Securities Trading Policy for investment personnel, Information Barrier Policy, Allocation Policy, Supervisory Procedures and a Conflicts of Interest Policy, among other policies and procedures, which are designed to ensure that clients are not harmed by these potential or actual conflicts of interests; however, there is no guarantee that such procedures will detect each and every situation in which a conflict may arise.

Rexiter

Compensation. SIMC pays Rexiter a fee based on the assets under management of the Emerging Markets Equity and World Equity Ex-US Funds as set forth in an investment sub-advisory agreement between Rexiter and SIMC. Rexiter pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Emerging Markets Equity and World Equity Ex-US Funds. The following information relates to the period ended May 31, 2005.

Rexiter aims to pay top-quartile salaries for fund managers. Performance bonuses are related to the profitability of the company and to the overall contribution to investment performance and client service of each individual. Portfolio managers are not compensated directly for the performance of a particular fund (eg. The Emerging Markets Equity and World Equity Ex-US Funds). All emerging market accounts are effectively identical and portfolio managers will collectively participate in country asset allocation decisions and will each contribute stock ideas to the portfolio from the countries that they specifically monitor.

Additionally, portfolio managers are neither compensated directly nor indirectly for bringing in new business or client retention. All members of the team are shareholders in Rexiter. The stability of the team suggests that the package proves attractive in retaining key personnel.

Ownership of Fund Shares. As of the end of the Emerging Markets Equity and World Equity Ex-US Funds' most recently completed fiscal year, Rexiter's portfolio managers did not beneficially own any shares of the Emerging Markets Equity and World Equity Ex-US Funds.

Other Accounts. As of May 31, 2005, in addition to the Emerging Markets Equity and World Equity Ex-US Funds, Rexiter's portfolio managers were responsible for the day-to-day management of certain Other Accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Murray Davey	1 N/A	$70,700,000 N/A	1 N/A	$798,700,000 N/A	N/A 1*	N/A $496,500,000*
Nick Payne	1 N/A	$178,800,000 N/A	N/A N/A	N/A N/A	2 1*	$115,600,000 $14,800,000*

*  Accounts listed above are subject to a performance-based advisory fee.

Conflicts of Interests. The portfolio managers' management of Other Accounts may give rise to potential conflicts of interest in connection with their management of the Emerging Markets Equity and World Equity Ex-US Funds' investments, on the one hand, and the investments of the Other Accounts, on the other. The Other Accounts might have similar investment objectives as the Emerging Markets Equity and World Equity Ex-US Funds or hold, purchase, or sell securities that are eligible to be held, purchased, or sold by the Emerging Markets Equity and World Equity Ex-US Funds. While the portfolio managers' management of Other Accounts may give rise to the following potential conflicts of interest, Rexiter does not believe that the conflicts, if any, are material or, to the extent any such conflicts are material, Rexiter believes that it has designed policies and procedures that are designed to manage those conflicts in an appropriate way.

A potential conflict of interest may arise as a result of Rexiter's portfolio managers' day-to-day management of the Emerging Markets Equity and World Equity Ex-US Funds. Because of their positions with the Emerging Markets Equity and World Equity Ex-US Funds, the portfolio managers know the size, timing, and possible market impact of Emerging Markets Equity and World Equity Ex-US Funds trades. It is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of the Emerging Markets Equity and World Equity Ex-US Funds. However, Rexiter has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

A potential conflict of interest may arise as a result of the portfolio managers' management of the Emerging Markets Equity and World Equity Ex-US Funds and Other Accounts which, in theory, may allow them to allocate investment opportunities in a way that favors Other Accounts over the Emerging Markets Equity and World Equity Ex-US Funds. This conflict of interest may be exacerbated to the extent that Rexiter or the portfolio managers receive, or expect to receive, greater compensation from their management of the Other Accounts than the Emerging Markets Equity and World Equity Ex-US Funds. Notwithstanding this theoretical conflict of interest, it is Rexiter's policy to manage each account based on its investment objectives and related restrictions and, as discussed above, Rexiter has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time and in a manner consistent with each account's investment objectives and related restrictions. For example, while the portfolio managers may buy for Other Accounts securities that differ in identity or quantity from securities bought for the Emerging Markets Equity and World Equity Ex-US Funds, such an approach might not be suitable for the Emerging Markets Equity and World Equity Ex-US Funds given its investment objectives and related restrictions.

Security Capital

Compensation. SIMC pays Security Capital a fee based on the assets under management of the Small/Mid Cap Equity and Small Cap Funds as set forth in an investment sub-advisory agreement between Security Capital and SIMC. Security Capital pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Small/Mid Cap Equity and Small Cap Funds.

The principal form of compensation of Security Capital's professionals is comprised of base salary and target bonus. In addition, for senior members of the professional staff, long-term compensation comprises an important part of the compensation program. Base salaries are fixed for each portfolio manager and are not based on the value of the assets held in the Small/Mid Cap Equity and Small Cap Funds. Each professional is paid a cash salary and, in addition, a year-end cash bonus based on achievement of specific objectives that the professional's manager and the professional agree upon at the commencement of the year. The target bonus may range from 10% of salary to as much as 100% of salary, depending upon one's position within the organization. Actual bonus payments may range from below 100% of target to a multiple of target bonus depending upon actual performance. Actual bonus paid is a function of Security Capital achieving its financial, operating and investment performance goals as well as the individual achieving measurable objectives specific to that professional's role within the firm as well as investment performance of all accounts managed by the portfolio manager.

Ownership of Fund Shares. As of the end of the Small/Mid Cap Equity and Small Cap Funds' most recently completed fiscal year, Security Capital's portfolio managers did not beneficially own any shares of the Small/Mid Cap Equity and Small Cap Funds.

Other Accounts. As of May 31, 2005, in addition to the Small/Mid Cap Equity and Small Cap Funds, Security Capital's portfolio managers were responsible for the day-to-day management of certain other accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Anthony R. Manno Jr.	3 N/A	$1,393,000,000 N/A	1 N/A	$1,701,000,000 N/A	442 5*	$1,392,000,000 $689,000,000*
Kenneth D. Statz	3 N/A	$1,393,000,000 N/A	1 N/A	$1,701,000,000 N/A	442 5*	$1,392,000,000 $689,000,000*
Kevin W. Bedell	3 N/A	$1,393,000,000 N/A	1 N/A	$1,701,000,000 N/A	442 5*	$1,392,000,000 $689,000,000*
David E. Rosenbaum	3 N/A	$1,393,000,000 N/A	1 N/A	$1,701,000,000 N/A	442 5*	$1,392,000,000 $689,000,000*

*  Accounts listed above are subject to a performance-based advisory fee.

Conflicts of Interests. The portfolio managers' management of Other Accounts may give rise to potential conflicts of interest in connection with their management of the Small/Mid Cap Equity and Small Cap Funds' investments, on the one hand, and the investments of the other accounts, on the other. The Other Accounts include other registered mutual funds and separately managed accounts. The Other Accounts might have similar investment objectives as the Small/Mid Cap Equity and Small Cap Funds or hold, purchase, or sell securities that are eligible to be held, purchased, or sold by the Small/Mid Cap Equity and Small Cap Funds. While the portfolio managers' management of Other Accounts may give rise to the following potential conflicts of interest, Security Capital does not believe that the conflicts, if any, are material or, to the extent any such conflicts are material, Security Capital believes that it has designed policies and procedures that are designed to manage those conflicts in an appropriate way.

A potential conflict of interest may arise as a result of the portfolio managers day-to-day management of the Small/Mid Cap Equity and Small Cap Funds. Because of their positions with the Small/Mid Cap Equity and Small Cap Funds, the portfolio managers know the size, timing, and possible market impact of Small/Mid Cap Equity and Small Cap Funds trades. It is theoretically possible that the portfolio managers could use this information to the advantage of Other Accounts they manage and to the possible detriment of the Small/Mid Cap Equity and Small Cap Funds. However, Security Capital has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

A potential conflict of interest may arise as a result of the portfolio managers' management of the Small/Mid Cap Equity and Small Cap Funds and Other Accounts which, in theory, may allow them to allocate investment opportunities in a way that favors other accounts over the Small/Mid Cap Equity and Small Cap Funds. This conflict of interest may be exacerbated to the extent that Security Capital or the portfolio managers receive, or expect to receive, greater compensation from their management of the other accounts than the Small/Mid Cap Equity and Small Cap Funds. Notwithstanding this theoretical conflict of interest, it is Security Capital's policy to manage each account based on its investment objectives and related restrictions and, as discussed above, Security Capital has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time and in a manner consistent with each account's investment objectives and related restrictions. For example, while the portfolio managers may buy for Other Accounts securities that differ in identity or quantity from securities bought for the Small/Mid Cap Equity and Small Cap Funds, such an approach might not be suitable for the Small/Mid Cap Equity and Small Cap Funds given its investment objectives and related restrictions.

Smith Breeden

Compensation. SIMC pays Smith Breeden a fee based on the assets under management of the Large Cap Disciplined Equity Fund as set forth in an investment sub-advisory agreement between Smith Breeden and SIMC. Smith Breeden pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Large Cap Disciplined Equity Fund. The following information relates to the period ended May 31, 2005.

Smith Breeden's compensation for senior professionals is determined by the Compensation Committee of Smith Breeden's Board of Directors, taking into consideration the following factors for portfolio managers: Risk-adjusted performance over one, three, and five years for all accounts managed by the portfolio manager, account strategy, innovative and profitable transaction ideas, client service and operational efficiency.

Annual compensation packages are a combination of base salary, cash bonuses, and restricted equity grants and are generally composed of 40% base salary, 25% cash bonuses, 401(k) and profit-sharing, and 35% of restricted equity grants. Smith Breeden believes its emphasis on equity ownership as part of its compensation structure creates appropriate long-term incentives for the firm's investment professionals. Restricted stock grants are emphasized for more senior staff. Restricted stock grants vest over a five-year period, but recipients receive dividends on both vested and non-vested shares. Individual's ownership positions rise over time, making dividend payments a more important component of compensation. Cash bonuses are used to reward outstanding individual performance.

The compensation review process is subjective and varies by individual. There is no formula-based compensation for senior investment professionals. Smith Breeden operates a company-funded 401(k) and profit sharing plan for all employees.

No component of Smith Breeden's compensation scheme for any person is fixed e.g., there is no compensation formula based on the Large Cap Disciplined Equity Fund's pre- or after-tax performance, or based on the Large Cap Disciplined Equity Fund's assets. In addition, there are no differences between the method of determining compensation with respect to the Large Cap Disciplined Equity Fund and any other accounts.

Ownership of Fund Shares. As of the end of the Large Cap Disciplined Equity Fund's most recently completed fiscal year, Smith Breeden's portfolio managers did not beneficially own any shares of the Large Cap Disciplined Equity Fund.

Other Accounts. As of May 31, 2005, in addition to the Large Cap Disciplined Equity Fund, Smith Breeden's portfolio managers were responsible for the day-to-day management of certain Other Accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
John Sprow	1	$20,000,000	N/A	N/A	N/A	N/A
John Kerschner, CFA	N/A	N/A	3	$122,000,000	5	$2,309,000,000

Conflicts of Interests.  Officers, directors and shareholders of Smith Breeden own collectively more than 70% of the common stock of Community First Financial Group, which has a majority ownership in financial institutions to which Smith Breeden provides services. Smith Breeden is also the sponsor or general partner of certain pooled investment vehicles, which are recommended to investors for purchase and for which Smith Breeden serves as investment adviser. With respect to these pooled investment vehicles, a portion of the fees received by Smith Breeden are based on the performance of the funds. Investment opportunities are allocated to these institutions on the same basis as they are allocated to all other clients in accordance with Smith Breeden's Trade Allocation Policy.

On occasion, Smith Breeden, its principals, or employees may purchase or sell for their own accounts securities also invested in by clients or recommended to clients. Smith Breeden maintains a Code of Ethics (as described further below) that is designed to prevent conflicts of interest that such individuals may have with client securities holdings and transactions.

Smith Breeden has adopted a Compliance Manual that includes a set of policies and procedures that are designed to assure that Smith Breeden complies with the requirements of the Investment Advisers Act of 1940 (the "Advisers Act") and generally require both Smith Breeden and its employees to deal with all clients in a fair and equitable manner.

Smith Breeden's Trade Allocation Policy is designed to ensure that (i) no client or class of clients is favored or disfavored consciously or consistently in the allocation of investment opportunities and (ii) to the extent practical, investment opportunities are allocated among clients over a period of time on a fair and equitable basis. The Best Execution Policy is designed to ensure that Smith Breeden seeks best execution, which refers to trading processes that seek to maximize the value of a client's portfolio within such client's stated investment objectives and constraints. The Code of Ethics is designed to prevent conflicts of interest that employees may have with client securities holdings and transactions and to prevent the misuse of material, non-public information. In connection with the provisions of the company's Code of Ethics, Smith Breeden may be restricted from transacting in certain securities, including the securities of certain clients, from time to time.

Wellington Management

Compensation. SIMC pays Wellington Management a fee based on the assets under management of the Small/Mid Cap Equity and Small Cap Funds as set forth in the Sub-Advisory Agreements between Wellington Management and SIMC with respect to the Small/Mid Cap Equity and Small Cap Funds. Wellington Management pays its investment professionals out of its total revenues and other resources, including the advisory fees earned with respect to the Small/Mid Cap Equity and Small Cap Funds. The following information relates to the period ended May 31, 2005.

Wellington Management's compensation structure is designed to attract and retain high-caliber investment professionals necessary to deliver high quality investment management services to its clients. Wellington Management's compensation of the portfolio manager includes a base salary and incentive components.

The base salary for each portfolio manager who is a partner of Wellington Management is determined by the Managing Partners of the firm. A partner's base salary is generally a fixed amount that may change as a result of an annual review.

The portfolio manager is eligible to receive an incentive payment based on the revenues earned by Wellington Management from the fund managed by that portfolio manager and generally each other portfolio managed by such portfolio manager. The portfolio manager's incentive payment relating to the relevant fund is linked to the gross pre-tax performance of the relevant fund compared to the Russell 2000 Index over one and three year periods, with an emphasis on three year results. Wellington Management applies similar incentive structures (although the benchmarks or peer groups, time periods and rates may differ) to other portfolios managed by the portfolio manager, including portfolios with performance fees.

Portfolio-based incentives across all portfolios managed by a portfolio manager can, and typically do, represent a significant portion of a portfolio manager's overall compensation; incentive compensation varies significantly by individual and can vary significantly from year to year. Some portfolio managers are also eligible for bonus payments based on their overall contribution to Wellington Management's business operations. Senior management at Wellington Management may reward individuals as it deems appropriate based on factors other than portfolio performance. Each partner of Wellington Management is also eligible to participate in a partner-funded tax qualified retirement plan, the contributions to which are made pursuant to an actuarial formula. Mr. Rome is a partner of the firm.

Ownership of Fund Shares.  As of the end of the Small/Mid Cap Equity and Small Cap Funds' most recently completed fiscal year, Wellington Management's portfolio managers did not beneficially own any shares of the Small/Mid Cap Equity and Small Cap Funds.

Other Accounts. As of May 31, 2005, in addition to the Small/Mid Cap Equity and Small Cap Funds, Wellington Management's portfolio managers were responsible for the day-to-day management of certain Other Accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts		Total Assets
Jamie Rome	5	$602,700,000	7	$1,239,000,000	29		$3,155,000,000
	N/A	N/A	N/A	N/A	1	*	$57,400,000	*

Conflicts of Interest. Individual investment professionals at Wellington Management manage multiple portfolios for multiple clients. These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, insurance companies, foundations), bank common trust accounts and hedge funds.

The portfolio manager generally manages portfolios in several different investment styles. These portfolios may have investment objectives, strategies, time horizons, tax considerations and risk profiles that differ from those of the relevant Fund. The portfolio manager makes investment decisions for the relevant Fund based on the investment objectives, policies, practices, benchmarks, cash flows, tax and other relevant investment considerations applicable to that portfolio. Consequently, the portfolio manager may purchase or sell securities, including IPOs, for one portfolio and not another portfolio, and the performance of securities purchased for the Small/Mid Cap Equity and Small Cap Funds may vary from the performance of securities purchased for other portfolios.

The portfolio manager or other investment professionals at Wellington Management may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the Small/Mid Cap Equity and Small Cap Funds, or make investment decisions that are similar to those made for the relevant Fund, both of which have the potential to adversely impact the Small/Mid Cap Equity and Small Cap Funds depending on market conditions. For example, the portfolio manager may purchase a security in one portfolio while appropriately selling that same security in another portfolio.

In addition, some of these portfolios have fee structures, including performance fees, that are or have the potential to be higher, in some cases significantly higher, than the fees paid by the Small/Mid Cap Equity and Small Cap Funds to Wellington Management. Because incentive payments are tied to revenues earned by Wellington Management, and where noted, to the performance achieved by the manager in each account, the incentives associated with any given fund may be significantly higher or lower than those associated with other accounts managed by a given portfolio manager.

Wellington Management's goal is to meet its fiduciary obligation to treat all clients fairly and provide high quality investment services to all of its clients. Wellington Management has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures that it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Wellington Management monitors a variety of areas, including compliance with primary fund guidelines, the allocation of IPOs, and compliance with the firm's Code of Ethics, and places additional investment restrictions on portfolio managers who manage hedge funds and certain other accounts.

Furthermore, senior investment and business personnel at Wellington Management periodically review the performance of Wellington Management's portfolio managers. Although Wellington Management does not track the time a portfolio manager spends on a single portfolio, Wellington Management does periodically assess whether a portfolio manager has adequate time and resources to effectively manage the portfolio manager's various client mandates.

Wells Capital

Compensation. SIMC pays Wells Capital a fee based on the assets under management of the Core Fixed Income Fund as set forth in an investment sub-advisory agreement between Wells Capital and SIMC. Wells Capital pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Core Fixed Income Fund. The following information relates to the period ended May 31, 2005.

Wells Capital's Portfolio Managers are compensated with a fixed cash salary, pension and retirement plan. They receive incentive bonuses based in part on pre-tax annual and historical portfolio performance measured against relevant benchmarks over a calendar year period.

Bonuses are also based on an evaluation of contribution to client retention, asset growth and business relationships. Incentive bonuses for research analysts are also evaluated based on the performance of the sectors that they cover in the portfolio and their security recommendations. Investment team compensation structure is directly linked to the value added to clients' portfolios as measured by the above-mentioned performance metrics. Long-tenured investment professionals with proven success may also participate in a revenue sharing program that is tied to the success of their respective investment portfolios.

Ownership of Fund Shares. As of the end of the Core Fixed Income Fund's most recently completed fiscal year, Wells Capital's portfolio managers did not beneficially own any shares of the Core Fixed Income Fund.

Other Accounts. As of May 31, 2005, in addition to the Core Fixed Income Fund, Wells Capital's portfolio managers were responsible for the day-to-day management of certain Other Accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Marie A. Chandoha	5 N/A	$2,420,000,000 N/A	7 N/A	$400,000,000 N/A	34 2*	$4,280,000,000 $1,865,000,000*
William C. Stevens	5 N/A	$2,420,000,000 N/A	7 N/A	$400,000,000 N/A	34 2*	$4,280,000,000 $1,865,000,000*

*  Accounts listed above are subject to a performance-based advisory fee.

Conflicts of Interest.  The portfolio managers' management of Other Accounts may give rise to potential conflicts of interest in connection with their management of the Core Fixed Income Fund's investments, on the one hand, and the investments of the other accounts, on the other. The other accounts include separate accounts and other pooled investment vehicles. The Other Accounts might have similar investment objectives as the Core Fixed Income Fund or hold, purchase, or sell securities that are eligible to be held, purchased, or sold by the Core Fixed Income Fund. While the portfolio managers' management of other accounts may give rise to the following potential conflicts of interest, Wells Capital Management does not believe that the conflicts, if any, are material or, to the extent any such conflicts are material, Wells Capital Management believes that it has designed policies and procedures that are designed to manage those conflicts in an appropriate way.

A potential conflict of interest may arise as a result of the portfolio managers' day-to-day management of the Core Fixed Income Fund. Because of their positions with the Core Fixed Income Fund, the portfolio managers know the size, timing, and possible market impact of Core Fixed Income Fund trades. It is theoretically possible that the portfolio managers could use this information to the advantage of Other Accounts they manage and to the possible detriment of the Core Fixed Income Fund. However, Wells Capital Management has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

A potential conflict of interest may arise as a result of the portfolio managers' management of the Core Fixed Income Fund and Other Accounts which, in theory, may allow them to allocate investment opportunities in a way that favors Other Accounts over the Core Fixed Income Fund, which conflict of interest may be exacerbated to the extent that Wells Capital Management or the portfolio managers receive, or expect to receive, greater compensation from their management of the Other Accounts than the Core Fixed Income Fund. Notwithstanding this theoretical conflict of interest, it is Wells Capital Management's policy to manage each account based on its investment objectives and related restrictions and, as discussed above, Wells Capital Management has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time and in a manner consistent with each account's investment objectives and related restrictions. For example, while the portfolio managers may buy for Other Account securities that differ in identity or quantity from securities bought for the Core Fixed Income Fund, such an approach might not be suitable for the Core Fixed Income Fund given its investment objectives and related restrictions.

Western Asset

Compensation. SIMC pays Western Asset a fee based on the assets under management of the Core Fixed Income Fund as set forth in an investment sub-advisory agreement between Western Asset and SIMC. Western Asset pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Core Fixed Income Fund. The following information relates to the period ended May 31, 2005.

Western Asset's compensation system assigns each employee a total compensation "target" and a respective cap, which are derived from annual market surveys that benchmark each role with their job function and peer universe. This method is designed to reward employees with total compensation reflective of the external market value of their skills, experience, and ability to produce desired results.

Standard compensation includes competitive base salaries, generous employee benefits, and a retirement plan.

In addition, employees are eligible for bonuses. These are structured to closely align the interests of employees with those of Western Asset, and are determined by the professional's job function and performance as measured by a formal review process. All bonuses are completely discretionary. The majority of a portfolio manager's bonus is tied directly to investment performance versus appropriate peer groups and benchmarks. Because portfolio managers are generally responsible for multiple accounts (including funds) with similar investment strategies, they are compensated on the performance of the aggregate group of similar accounts, rather than a specific account. A smaller portion of a bonus payment is derived from factors that include client service, business development, length of service to Western Asset, management or supervisory responsibilities, contributions to developing business strategy and overall contributions to Western Asset's business.

Finally, in order to attract and retain top talent, all professionals are eligible for additional incentives in recognition of outstanding performance. These are determined based upon the factors described above and include Legg Mason, Inc. stock options and long-term incentives that vest over a set period of time past the award date.

Ownership of Fund Shares. As of the end of the Core Fixed Income Fund's most recently completed fiscal year, Western Asset's portfolio managers did not beneficially own any shares of the Core Fixed Income Fund.

Other Accounts. As of May 31, 2005, in addition to the Fund, Western Asset's portfolio managers were responsible for the day-to-day management of certain Other Accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Leech	33 N/A	$19,403,000,000 N/A	15 N/A	$6,763,000,000 N/A	716 54*	$171,672,000,000 $15,835,000,000*
Walsh	33 N/A	$19,403,000,000 N/A	15 N/A	$6,763,000,000 N/A	716 54*	$171,672,000,000 $15,835,000,000*
Moody	N/A N/A	N/A N/A	N/A N/A	N/A N/A	104 11*	$16,382,000,000 $3,828,000,000*

*  Accounts listed above are subject to a performance-based advisory fee.

Note: The numbers above reflect the overall number of portfolios managed by Western Asset. Mr. Leech and Mr. Walsh are involved in the management of all the firm's portfolios, but they are not solely responsible for particular portfolios. Western Asset's investment discipline emphasizes a team approach that combines the efforts of groups of specialists working in different market sectors. The individuals that have been identified are responsible for overseeing implementation of the firm's overall investment ideas and coordinating the work of the various sector teams. This structure ensures that client portfolios benefit from a consensus that draws on the expertise of all team members.

Conflicts of Interests. Potential conflicts of interest may arise in connection with the management of multiple accounts (including accounts managed in a personal capacity). These could include potential conflicts of interest related to the knowledge and timing of the Core Fixed Income Fund's trades, investment opportunities and broker selection. Portfolio managers may be privy to the size, timing and possible market impact of the Core Fixed Income Fund's trades.

It is possible that an investment opportunity may be suitable for both a Core Fixed Income Fund and other accounts managed by a portfolio manager, but may not be available in sufficient quantities for both the Core Fixed Income Fund and the Other Accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by the Core Fixed Income Fund and another account. A conflict may arise where the portfolio manager may have an incentive to treat an account preferentially as compared to the Core Fixed Income Fund because the account pays a performance-based fee or the portfolio manager, Western Asset or an affiliate has an interest in the account. Western Asset has adopted procedures for allocation of portfolio transactions and investment opportunities across multiple client accounts on a fair and equitable basis over time. All eligible accounts that can participate in a trade share the same price on a pro-rata allocation basis to ensure that no conflict of interest occurs. Trades are allocated among similarly managed accounts to maintain consistency of portfolio strategy, taking into account cash availability, investment restrictions and guidelines, and portfolio composition versus strategy.

With respect to securities transactions for the Core Fixed Income Fund, Western Asset determines which broker or dealer to use to execute each order, consistent with their duty to seek best execution of the transaction. However, with respect to certain Other Accounts (such as pooled investment vehicles that are not registered investment companies and other accounts managed for organizations and individuals), Western Asset may be limited by the client with respect to the selection of brokers or dealers or may be instructed to direct trades through a particular broker or dealer. In these cases, trades for the Core Fixed Income Fund in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of the Core Fixed Income Fund or the Other Account(s) involved. Additionally, the management of multiple portfolios and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each portfolio and/or Other Account.

It is theoretically possible that portfolio managers could use information to the advantage of Other Accounts they manage and to the possible detriment of the Core Fixed Income Fund. For example, a portfolio manager could short sell a security for an account immediately prior to Core Fixed Income Fund's sale of that security. To address this conflict, Western Asset has adopted procedures for reviewing and comparing selected trades of alternative investment accounts (which may make directional trades such as short sales) with long only accounts (which include the Core Fixed Income Fund) for timing and pattern related issues. Trading decisions for alternative investment and long only accounts may not be identical even though the same portfolio manager may manage both types of accounts. Whether Western Asset allocates a particular investment opportunity to only alternative investment accounts or to alternative investment and long only accounts will depend on the investment strategy being implemented. If, under the circumstances, an investment opportunity is appropriate for both its alternative investment and long only accounts, then it will be allocated to both on a pro-rata basis.

A portfolio manager may also face other potential conflicts of interest in managing the Core Fixed Income Fund, and the description above is not a complete description of every conflict of interest that could be deemed to exist in managing both the Core Fixed Income Fund and the Other Accounts listed above.

Western

Compensation. SIMC pays Western a fee based on the assets under management of the Core Fixed Income Fund as set forth in an investment sub-advisory agreement between Western and SIMC. Western pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Core Fixed Income Fund. The following information relates to the period ended May 31, 2005.

Western's compensation system assigns each employee a total compensation "target" and a respective cap, which are derived from annual market surveys that benchmark each role with their job function and peer universe. This method is designed to reward employees with total compensation reflective of the external market value of their skills, experience, and ability to produce desired results.

Standard compensation includes competitive base salaries, generous employee benefits, and a retirement plan.

In addition, employees are eligible for bonuses. These are structured to closely align the interests of employees with those of Western, and are determined by the professional's job function and performance as measured by a formal review process. All bonuses are completely discretionary. The majority of a portfolio manager's bonus is tied directly to investment performance versus appropriate peer groups and benchmarks. Because portfolio managers are generally responsible for multiple accounts (including funds) with similar investment strategies, they are compensated on the performance of the aggregate group of similar accounts, rather than a specific account. A smaller portion of a bonus payment is derived from factors that include client service, business development, length of service to Western, management or supervisory responsibilities, contributions to developing business strategy and overall contributions to Western business.

Finally, in order to attract and retain top talent, all professionals are eligible for additional incentives in recognition of outstanding performance. These are determined based upon the factors described above and include Legg Mason, Inc. stock options and long-term incentives that vest over a set period of time past the award date.

Ownership of Fund Shares. As of the end of the Core Fixed Income Fund's most recently completed fiscal year, Western's portfolio manager did not beneficially own any shares of the Core Fixed Income Fund.

Other Accounts. As of May 31, 2005, in addition to the Core Fixed Income Fund, Western's portfolio manager was responsible for the day-to-day management of certain Other Accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Detlev Schlichter	2	$139,034,884	2	$261,864,226	63	$17,671,603,257
	n/a	n/a	n/a	n/a	6	$2,056,077,026

Conflicts of Interests. Potential conflicts of interest may arise in connection with the management of multiple accounts (including accounts managed in a personal capacity). These could include potential conflicts of interest related to the knowledge and timing of the Core Fixed Income Fund's trades, investment opportunities and broker selection. Portfolio managers may be privy to the size, timing and possible market impact of the Core Fixed Income Fund's trades.

It is possible that an investment opportunity may be suitable for both the Core Fixed Income Fund and Other Accounts managed by a portfolio manager, but may not be available in sufficient quantities for both the Core Fixed Income Fund and the Other Accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by a fund and another account. A conflict may arise where the portfolio manager may have an incentive to treat an account preferentially as compared to the Core Fixed Income Fund because the account pays a performance-based fee or the portfolio manager, Western or an affiliate has an interest in the account. Western has adopted procedures for allocation of portfolio transactions and investment opportunities across multiple client accounts on a fair and equitable basis over time. All eligible accounts that can participate in a trade share the same price on a pro-rata allocation basis to ensure that no conflict of interest occurs. Trades are allocated among similarly managed accounts to maintain consistency of portfolio strategy, taking into account cash availability, investment restrictions and guidelines, and portfolio composition versus strategy.

With respect to securities transactions for the Core Fixed Income Fund, Western determines which broker or dealer to use to execute each order, consistent with their duty to seek best execution of the transaction. However, with respect to certain Other Accounts (such as pooled investment vehicles that are not registered investment companies and other accounts managed for organizations and individuals), Western may be limited by the client with respect to the selection of brokers or dealers or may be instructed to direct trades through a particular broker or dealer. In these cases, trades for the Core Fixed Income Fund in a particular security may be placed separately from, rather than aggregated with, such Other Accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of the Core Fixed Income Fund or the Other Account(s) involved. Additionally, the management of multiple portfolios and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each portfolio and/or other account.

It is theoretically possible that portfolio managers could use information to the advantage of Other Accounts they manage and to the possible detriment of the Core Fixed Income Fund. For example, a portfolio manager could short sell a security for an account immediately prior to the Core Fixed Income Fund's sale of that security. To address this conflict, Western has adopted procedures for reviewing and comparing selected trades of alternative investment accounts (which may make directional trades such as short sales) with long only accounts (which include the Core Fixed Income Fund) for timing and pattern related issues. Trading decisions for alternative investment and long only accounts may not be identical even though the same portfolio manager may manage both types of accounts. Whether Western allocates a particular investment opportunity to only alternative investment accounts or to alternative investment and long only accounts will depend on the investment strategy being implemented. If, under the circumstances, an investment opportunity is appropriate for both its alternative investment and long only accounts, then it will be allocated to both on a pro-rata basis.

A portfolio manager may also face other potential conflicts of interest in managing the Core Fixed Income Fund, and the description above is not a complete description of every conflict of interest that could be deemed to exist in managing both the Core Fixed Income Fund and the other accounts listed above.

DISTRIBUTION AND SHAREHOLDER SERVICING

General. SEI Investments Distribution Co. (the "Distributor"), serves as each Fund's distributor. The Distributor, a wholly-owned subsidiary of SEI Investments, has its principal business offices at Oaks, Pennsylvania 19456.

Distribution Agreement with the Trust. The Distributor serves as each Fund's distributor pursuant to a distribution agreement ("Distribution Agreement") with the Trust. The Distribution Agreement shall be reviewed and ratified at least annually: (i) by the Trust's Trustees or by the vote of a majority of the outstanding shares of the Trust; and (ii) by the vote of a majority of the Trustees of the Trust who are not parties to the Distribution Agreement or interested persons (as defined in the 1940 Act) of any party to the Distribution Agreement, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement will terminate in the event of any assignment, as defined in the 1940 Act, and is terminable with respect to a particular Fund on not less than sixty days' notice by the Trust's Trustees, by vote of a majority of the outstanding shares of such Fund or by the Distributor. The Distributor will receive no compensation for the distribution of Fund shares.

The Fund may execute brokerage or other agency transactions through the Distributor, for which the Distributor may receive compensation.

The Distributor may, from time to time and at its own expense, provide promotional incentives, in the form of cash or other compensation, to certain financial institutions whose representatives have sold or are expected to sell significant amounts of the Funds' shares.

Shareholder and Administrative Servicing Plans. The Trust has also adopted a shareholder service plan and agreement (the "Service Plan") and an administrative services plan and agreement (the "Administrative Service Plan") for the Class T shares of the Funds. Under the Service Plan, the Distributor may perform, or may compensate other service providers for performing, the following shareholder services: (i) maintaining client accounts; (ii) arranging for bank wires; (iii) responding to client inquiries concerning services provided by the Distributor or any other service provider; (iv) assisting clients in changing dividend options, account designations and addresses; and (v) responding to client inquiries concerning their investments in Class T shares of the Funds. Under the Service Plan, the Distributor may retain as a profit any difference between the fee it receives and the amount it pays to third parties.

Under the Administrative Service Plan, the Distributor may perform, or may compensate other service providers for performing, the following administrative services: (i) providing sub-accounting with respect to Class T shares beneficially owned by clients; (ii) providing information periodically to clients showing their positions in Class T shares; (iii) forwarding shareholder communications from the Trust; (iv) processing purchase, exchange and redemption requests from clients and placing such orders with the Fund or its service providers; (v) processing dividend payments; and (vi) providing such other similar services as the Funds may reasonably request, to the extent the service provider is permitted to do so under applicable laws or regulations.

Distribution Expenses Incurred by Adviser. SIMC may make payments out of its assets to third parties in connection with their solicitation or referral of investment business, subject to any regulatory requirements for disclosure to and consent from the end investor. All such solicitation payments are paid by SIMC or its affiliates out of its own resources, and are not charged to the Funds.

SIMC and its affiliates do not make marketing "shelf space" or other similar payments to broker-dealers with respect to the Funds. In addition, the Funds do not direct brokerage transactions to broker-dealers as compensation for the sales of Fund shares.

TRUSTEES AND OFFICERS OF THE TRUST

Board of Trustees Responsibilities. The management and affairs of the Trust and each of the Funds are supervised by the Trustees under the laws of the Commonwealth of Massachusetts. Each Trustee is responsible for overseeing each of the Funds and each fund of SEI Index Funds, SEI Daily Income Trust, SEI Institutional International Trust, SEI Asset Allocation Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust and SEI Tax Exempt Trust (the "Fund Complex"), which currently consists of 69 funds and includes funds not described in this Statement of Additional Information. The Trustees have approved contracts, as described above, under which certain companies provide essential management services to the Trust.

Members of the Board. Set forth below are the names, dates of birth, position with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as Trustees of the Trust. The business address of each Trustee is SEI Investments Company, One Freedom Valley Drive, Oaks, Pennsylvania 19456.

Interested Trustees.

ROBERT A. NESHER (DOB 08/17/46)-Chairman of the Board of Trustees* (since 1995)-Currently performs various services on behalf of SEI Investments for which Mr. Nesher is compensated. Director of SEI Global Master Fund plc, SEI Global Assets Fund plc, SEI Global Investments Fund, plc, SEI Investments Global, Limited, SEI Investments-Global Fund Services, Limited, SEI Investments (Europe), Limited, SEI Investments-Unit Trust Management (UK) Limited, SEI Global Nominee Ltd., SEI Multi - Strategy Funds PLC., SEI Absolute Return Master Fund, L.P., SEI Opportunity Master Fund, L.P., SEI Absolute Return Fund, L.P. and SEI Opportunity Fund, L.P. Trustee of The Advisors' Inner Circle Fund, The Advisors' Inner Circle Fund II, Bishop Street Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust and SEI Tax Exempt Trust.

WILLIAM M. DORAN (DOB 05/26/40)-Trustee* (since 1995)-1701 Market Street, Philadelphia, PA 19103. Self-employed Consultant since 2003. Partner, Morgan, Lewis & Bockius LLP (law firm) from 1976 to 2003, counsel to the Trust, SEI Investments, SIMC, the Administrator and the Distributor. Director of SEI Investments since 1974; Secretary of SEI Investments since 1978. Director of the Distributor since 2003. Director of SEI Investments-Global Fund Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe), Limited, SEI Investments (Asia), Limited and SEI Asset Korea Co. Trustee of The Advisors' Inner Circle Fund, The Advisors' Inner Circle Fund II, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust and SEI Tax Exempt Trust.

Independent Trustees.

F. WENDELL GOOCH (DOB 12/03/32)-Trustee (since 1995)-Retired. Trustee of SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, STI Classic Funds and STI Classic Variable Trust.

JAMES M. STOREY (DOB 04/12/31)-Trustee (since 1995)-Attorney, Solo Practitioner since 1994. Partner, Dechert Price & Rhoads (law firm), September 1987-December 1993. Director of U.S. Charitable Gift Trust, The Advisors' Inner Circle Fund, The Advisors' Inner Circle Fund II, Massachusetts Health and Education Tax-Exempt Trust, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust and SEI Tax Exempt Trust.

GEORGE J. SULLIVAN, JR. (DOB 11/13/42)-Trustee (since 1996)-Self-employed Consultant, Newfound Consultants Inc. since April 1997. Trustee/Director of State Street Navigator Securities Lending

Trust, The Advisors' Inner Circle Fund, The Advisors' Inner Circle Fund II, SEI Absolute Return Master Fund, L.P., SEI Opportunity Master Fund, L.P., SEI Absolute Return Fund, L.P., SEI Opportunity Fund, L.P., SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust and SEI Tax Exempt Trust.

ROSEMARIE B. GRECO (DOB 03/31/46)-Trustee (since 1999)-Director, Governor's Office of Health Care Reform, Commonwealth of Pennsylvania, since 2003. Founder and Principal, Grecoventures Ltd., from 1999 to 2002. Director, Sonoco, Inc. and Exelon Corporation; Trustee of Pennsylvania Real Estate Investment Trust, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust and SEI Tax Exempt Trust.

NINA LESAVOY (DOB 07/24/57)-Trustee (since 2003)-Managing Partner, Cue Capital since March 2002. Managing Partner and Head of Sales, Investorforce, March 2000-December 2001. Global Partner working for the CEO, Invesco Capital, January 1998-January 2000. Head of Sales and Client Services, Chancellor Capital and later LGT Asset Management, 1986-2000. Trustee/Director of SEI Absolute Return Master Fund, L.P., SEI Opportunity Master Fund, L.P., SEI Absolute Return Fund, L.P., SEI Opportunity Fund, L.P., SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust and SEI Tax Exempt Trust.

JAMES M. WILLIAMS (DOB 10/10/47)-Trustee (since 2004)-Vice President and Chief Investment Officer, J. Paul Getty Trust, Non Profit Foundation for Visual Arts, since December 2002. President, Harbor Capital Advisors and Harbor Mutual Funds, 2000-2002. Manager, Pension Asset Management, Ford Motor Company, 1997-1999. Trustee of SEI Asset Allocation Trust, SEI Index Funds, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust and SEI Tax Exempt Trust.

*  Messrs. Nesher and Doran are Trustees deemed to be "interested" persons of the Funds (as that term is defined in the 1940 Act) by virtue of their relationship with the Trust's Distributor and SIMC.

Board Standing Committees. The Board has established the following standing committees:

•  Audit Committee. The Board has a standing Audit Committee that is composed of each of the independent Trustees of the Trust. The Audit Committee operates under a written charter approved by the Board. The principal responsibilities of the Audit Committee include: recommending which firm to engage as the Trust's independent auditors and whether to terminate this relationship; reviewing the independent auditors' compensation, the proposed scope and terms of its engagement, and the firm's independence; pre-approving audit and non-audit services provided by the Trust's independent auditors to the Trust and certain other affiliated entities; serving as a channel of communication between the independent auditors and the Trustees; reviewing the results of each external audit, including any qualifications in the independent auditors' opinion, any related management letter, management's responses to recommendations made by the independent auditors in connection with the audit, reports submitted to the Committee by the internal auditing department of the Trust's Administrator that are material to the Trust as a whole, if any, and management's responses to any such reports; reviewing the Trust's audited financial statements and considering any significant disputes between the Trust's management and the independent auditors that arose in connection with the preparation of those financial statements; considering, in consultation with the independent auditors and the Trust's senior internal accounting executive, if any, the independent auditors' report on the adequacy of the Trust's internal financial controls; reviewing, in consultation with the Trust's independent auditors, major changes regarding auditing and accounting principles and practices to be followed when preparing the Trust's financial statements; and other audit related matters. Messrs. Gooch, Storey, Sullivan and Williams, Ms. Greco and Ms. Lesavoy currently serve as members of the Audit Committee. The Audit Committee meets periodically, as necessary, and met 5 times in the Trust's most recently completed fiscal year.

•  Fair Value Pricing Committee. The Board has a standing Fair Value Pricing Committee that is composed of at least one Trustee and various representatives of the Trust's service providers, as appointed by the Board. The Fair Value Pricing Committee operates under procedures approved by the Board. The principal responsibility of the Fair Value Pricing Committee is to determine the fair value of securities for which current market quotations are not readily available. The Fair Value Pricing Committee's determinations are reviewed by the Board. Messrs. Nesher and Sullivan currently serve as the Board's delegates on the Fair Value Pricing Committee. The Fair Value Pricing Committee meets periodically, as necessary, and met 18 times in the Trust's most recently completed fiscal year.

•  Nominating Committee. The Board has a standing Nominating Committee that is composed of each of the independent Trustees of the Trust. The principal responsibilities of the Nominating Committee are to consider, recommend and nominate candidates to fill vacancies on the Trust's Board, if any. The Nominating Committee operates under procedures approved by the Board which provide that the Nominating Committee will consider nominees recommended by shareholders when such recommendations are submitted in writing and addressed to the Nominating Committee at the Trust's address. Messrs. Gooch, Storey, Sullivan and Williams, Ms. Greco and Ms. Lesavoy currently serve as members of the Nominating Committee. The Nominating Committee meets periodically, as necessary, and met 4 times during the Trust's most recently completed fiscal year.

Board of Trustees Considerations in Approving the Continuation of Advisory and Sub-Advisory Agreements. Pursuant to the Advisory Agreement, SIMC oversees the investment advisory services provided to each series of the Trust and may manage the cash portion of the Funds' assets. Pursuant to the Investment Advisory Agreements with SIMC, and under the supervision of SIMC and the Board, the Sub-Advisers are responsible for the day-to-day investment management of all or a discrete portion of the assets of the Funds. The Sub-Advisers also are responsible for managing their employees who provide services to these Funds. The Sub-Advisers are selected based primarily upon the research and recommendations of SIMC, which evaluates quantitatively and qualitatively each Sub-Adviser's skills and investment results in managing assets for specific asset classes, investment styles and strategies.

The 1940 Act requires that the initial approval of, as well as the continuation of, each Fund's Investment Advisory Agreements must be specifically approved: (i) by the vote of the Board of Trustees or by a vote of the shareholders of the Fund; and (ii) by the vote of a majority of the Trustees who are not parties to the Investment Advisory Agreements or "interested persons" of any party (the "Independent Trustees"), cast in person at a meeting called for the purpose of voting on such approval. In connection with their consideration of such approvals, the Fund's Trustees must request and evaluate, and SIMC and the Sub-Advisers are required to furnish, such information as may be reasonably necessary to evaluate the terms of the Investment Advisory Agreements. In addition, the SEC takes the position that, as part of their fiduciary duties with respect to a mutual fund's fees, mutual fund boards are required to evaluate the material factors applicable to a decision to approve an Investment Advisory Agreement.

Consistent with these responsibilities, the Trust's Board of Trustees calls and holds meetings each year that are dedicated to considering whether to renew the Investment Advisory Agreements between the Trust and SIMC and SIMC and each of the Sub-Advisers with respect to the Funds of the Trust. In preparation for these meetings, the Board requests and reviews a wide variety of materials provided by SIMC and the Sub-Advisers, including information about SIMC's and the Sub-Advisers' affiliates, personnel and operations. The Board also receives extensive data provided by third parties. This information is in addition to the detailed information about the Funds that the Board reviews during the course of each year, including information that relates to Fund operations and Fund performance. The Trustees also receive a memorandum from Fund counsel and independent counsel to the Independent Trustees regarding the responsibilities of Trustees in connection with their consideration of whether to approve the Trust's Investment Advisory Agreements. Finally, the Independent Trustees receive advice from independent counsel to the Independent Trustees, meet in executive session outside the presence of Fund management and participate in question and answer sessions with representatives of SIMC and the Sub-Advisers.

Specifically, the Board requested and received written materials from SIMC and each Sub-Adviser regarding: (a) the quality of SIMC's and Sub-Advisers' investment management and other services; (b) SIMC's and Sub-Advisers' investment management personnel; (c) SIMC's and Sub-Advisers' operations and financial condition; (d) SIMC's and Sub-Advisers' brokerage practices (including any soft dollar arrangements) and investment strategies; (e) the level of the advisory fees that SIMC and each Sub-Adviser charges a Fund compared with the fees each charges to comparable mutual funds; (f) a Fund's overall fees and operating expenses compared with similar mutual funds; (g) the level of SIMC's and each Sub-Adviser's profitability from its Fund-related operations; (h) SIMC's and Sub-Advisers' compliance systems; (i) SIMC's and Sub-Advisers' policies on and compliance procedures for personal securities transactions; (j) SIMC's and Sub-Advisers' reputation, expertise and resources in domestic and/or international financial markets; and (k) each Fund's performance compared with similar mutual funds.

At the December 9, 2004, March 9, 2005, June 23, 2005 and September 20-21, 2005 meetings of the Board of Trustees, the Trustees, including a majority of the Independent Trustees, approved the Investment Advisory Agreements and approved the selection of SIMC and the Sub-Advisers to act in their respective capacities for the Funds. The Board's approval was based on its consideration and evaluation of a variety of specific factors discussed at the meetings and at prior meetings, including:

•  the nature, extent and quality of the services provided to the Funds under the Investment Advisory Agreements, including the resources of SIMC and the Sub-Advisers and their affiliates dedicated to the Funds;

•  each Fund's investment performance and how it compared to that of other comparable mutual funds;

•  each Fund's expenses under each Investment Advisory Agreement and how those expenses compared to those of other comparable mutual funds;

•  the profitability of SIMC and the Sub-Advisers and their affiliates with respect to each Fund, including both direct and indirect benefits accruing to SIMC and the Sub-Advisers and their affiliates; and

•  the extent to which economies of scale would be realized as the Funds grow and whether fee levels in the Investment Advisory Agreements reflect those economies of scale for the benefit of Fund investors.

Nature, Extent and Quality of Services.  The Board of Trustees considered the nature, extent and quality of the services provided by SIMC and the Sub-Advisers to the Funds and the resources of SIMC and the Sub-Advisers and their affiliates dedicated to the Funds. In this regard, the Trustees evaluated, among other things, SIMC's and the Sub-Advisers' personnel, experience, track record and compliance program. Following evaluation, the Board concluded that, within the context of its full deliberations, the nature, extent and quality of services provided by SIMC and the Sub-Advisers to the Funds and the resources of SIMC and the Sub-Advisers and their affiliates dedicated to the Funds supported renewal of the Investment Advisory Agreements.

Fund Performance.  The Board of Trustees considered Fund performance in determining whether to renew the Investment Advisory Agreements. Specifically, the Trustees considered each Fund's performance relative to its peer group and appropriate indices/benchmarks, in light of total return, yield and market trends. As part of this review, the Trustees considered the composition of the peer group and selection criteria. In evaluating performance, the Trustees considered both market risk and shareholder risk expectations for a given Fund. Following evaluation, the Board concluded that, within the context of its full deliberations, the performance of the Funds supported renewal of the Investment Advisory Agreements.

Fund Expenses.  With respect to the Funds' expenses under the Investment Advisory Agreements, the Trustees considered the rate of compensation called for by the Investment Advisory Agreements and each Fund's net operating expense ratio in comparison to those of other comparable mutual funds. The Trustees also considered information about average expense ratios of comparable mutual funds in each Fund's respective peer group. Finally, the Trustees considered the effects of SIMC's voluntary waiver of management and other fees and the Sub-Advisers' fees to prevent total Fund expenses from exceeding a specified cap and that SIMC and the Sub-Advisers, through waivers, have maintained the Funds' net operating expenses at competitive levels for their respective distribution channels. Following evaluation, the Board concluded that, within the context of its full deliberations, the expenses of the Funds are reasonable and supported renewal of the Investment Advisory Agreements.

Profitability.  With regard to profitability, the Trustees considered all compensation flowing to SIMC and the Sub-Advisers and their affiliates, directly or indirectly. The Trustees considered whether the varied levels of compensation and profitability under the Investment Advisory Agreements and other service agreements were reasonable and justified in light of the quality of all services rendered to the Funds by SIMC and the Sub-Advisers and their affiliates. Based on this evaluation, the Board concluded that, within the context of its full deliberations, the profitability of SIMC and the Sub-Advisers is reasonable and supported renewal of the Investment Advisory Agreements.

Economies of Scale.  The Trustees considered the existence of any economies of scale and whether those were passed along to a Fund's shareholders through a graduated investment advisory fee schedule or other means, including any fee waivers by SIMC and its affiliates. Based on this evaluation, the Board concluded that, within the context of its full deliberations, the Funds obtain reasonable benefit from economies of scale.

Based on the Trustees' deliberation and their evaluation of the information described above, the Board, including all of the Independent Trustees, unanimously approved the continuation of the Investment Advisory Agreements and concluded that the compensation under the Investment Advisory Agreements is fair and reasonable in light of such services and expenses and such other matters as the Trustees considered to be relevant in the exercise of their reasonable judgment. In the course of their deliberations, the Trustees did not identify any particular information that was all-important or controlling.

Fund Shares Owned by Board Members. The following table shows the dollar amount range of each Trustee's "beneficial ownership" of shares of each of the Funds as of the end of the most recently completed calendar year. Dollar amount ranges disclosed are established by the SEC. "Beneficial ownership" is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act. The Trustees and officers of the Trust own less than 1% of the outstanding shares of the Trust.

Name	Dollar Range of Fund Shares (Fund)*	Aggregate Dollar Range of Shares (Fund Complex)*
Interested
Mr. Nesher	None	Over $100,000
Mr. Doran	Over $100,000 (Large Cap Fund)	Over $100,000
Over $100,000 (Small Cap Fund)
Name	Dollar Range of Fund Shares (Fund)*	Aggregate Dollar Range of Shares (Fund Complex)*
Independent
Mr. Gooch	None	Over $100,000
Mr. Storey	None	None
Mr. Sullivan	None	None
Ms. Greco	None	None
Ms. Lesavoy	None	None
Mr. Williams	None	None

*  Valuation date is December 31, 2004.

Board Compensation. The Trust paid the following fees to the Trustees during its most recently completed fiscal year.

Name	Aggregate Compensation	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From the Trust and Fund Complex
Interested
Mr. Nesher	$0	N/A	N/A	$0
Mr. Doran	$0	N/A	N/A	$0

Name	Aggregate Compensation	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From the Trust and Fund Complex
Independent
Mr. Gooch	$26,929	N/A	N/A	$133,500
Mr. Storey	$26,929	N/A	N/A	$133,500
Mr. Sullivan	$26,929	N/A	N/A	$133,500
Ms. Greco	$26,929	N/A	N/A	$133,500
Ms. Lesavoy	$26,929	N/A	N/A	$133,500
Mr. Williams*	$26,929	N/A	N/A	$133,500

*  Mr. Williams was appointed a Trustee as of October 27, 2004.

Trust Officers. Set forth below are the names, dates of birth, position with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as Executive Officers of the Trust. Unless otherwise noted, the business address of each officer is SEI Investments Company, One Freedom Valley Drive, Oaks, Pennsylvania 19456. None of the officers receive compensation from the Trust for their services.

Certain officers of the Trust also serve as officers to one or more mutual funds to which SEI Investments or its affiliates act as investment adviser, administrator or distributor.

EDWARD D. LOUGHLIN (DOB 03/07/51)-President and Chief Executive Officer (since 1995)-Executive Vice President and President-Enterprise Division of SEI Investments since 1993. Director and President of SIMC since 2004. Chief Executive Officer of the Administrator and Director of the Distributor since 2003. Executive Vice President of the Administrator, 1994-2003. Executive Vice President of SIMC, 1994-2004.

TIMOTHY D. BARTO (DOB 03/28/68)-Vice President and Secretary (since 2002)-Vice President and Assistant Secretary of the Trust, 1999-2002. General Counsel and Secretary of SIMC and the Administrator since 2004. Vice President of SIMC and the Administrator since 1999. Vice President and Assistant Secretary of SEI Investments since 2001. Assistant Secretary of SIMC, the Administrator and the Distributor and Vice President of the Distributor.

STEPHEN F. PANNER (DOB 06/08/70)-Fund Accounting Director (since 2005)-Fund Administration Manager, Old Mutual Fund Services, 2000-2005. Chief Financial Officer, Controller and Treasurer, PBHG Funds and PBHG Insurance Series Fund, 2000-2005. Assistant Treasurer, PBHG Funds and PBHG Insurance Series Fund, 2000-2005. Assistant Treasurer, Old Mutual Fund Advisors Fund, 2004-2005.

JOHN J. MCCUE (DOB 04/20/63)-Vice President (since 2004)-Director of Portfolio Implementations for SIMC, August 1995 to present. Managing Director of Money Market Investments for SIMC, January 2003 to present.

THOMAS D. JONES III (DOB 03/23/65)-Chief Compliance Officer (since 2004)-Chief Compliance Officer and Assistant Secretary of SIMC since March 2004. First Vice President, Merrill Lynch Investment Managers (Americas), 2003-2004. Director, Merrill Lynch Investment Managers (Americas), 2001-2002. Vice President, Merill Lynch Investment Managers (Americas) 1998-2000.

SOFIA A. ROSALA (DOB 02/01/74)-Vice President and Assistant Secretary (since 2004)-Vice President and Assistant Secretary of SIMC and the Administrator since 2005. Compliance Officer of SEI Investments, September 2001-2004. Account and Product Consultant, SEI Private Trust Company, 1998-2001.

PHILIP T. MASTERSON (DOB 03/12/64)-Vice President and Assistant Secretary (since 2004)-Vice President and Assistant Secretary of SIMC since 2005. General Counsel, Citco Mutual Fund Services,

2003-2004. Vice President and Associate Counsel, OppenheimerFunds, 2001-2003. Vice President and Assistant Counsel, OppenheimerFunds, 1997-2001.

JAMES NDIAYE (DOB 09/11/68)-Vice President and Assistant Secretary (since 2005)-Vice President and Assistant Secretary of SIMC since 2005. Vice President, Deutsche Asset Management, 2003-2004. Associate, Morgan, Lewis & Bockius LLP, 2000-2003. Assistant Vice President, ING Variable Annuity Group, 1999-2000.

MICHAEL T. PANG (DOB 07/08/72)-Vice President and Assistant Secretary (since 2005)-Vice President and Assistant Secretary of SIMC since 2005. Counsel, Caledonian Bank & Trust's Mutual Funds Group, 2004. Counsel, Permal Asset Management, 2001-2004. Associate, Schulte, Roth & Zabel's Investment Management Group, 2000-2001. Staff Attorney, U.S. Securities and Exchange Commission's Division of Enforcement, Northeast Regional Office, 1997-2000.

NICOLE WELCH (DOB 09/13/77)-Anti-Money Laundering Compliance Officer (since 2005)-Assistant Vice President and Anti-Money Laundering Compliance Coordinator of SEI Investments since 2005. Compliance Analyst, TD Waterhouse, 2004. Senior Compliance Analyst, UBS Financial Services, 2002-2004. Knowledge Management Analyst, PricewaterhouseCoopers Consulting, 2000-2002.

PROXY VOTING POLICIES AND PROCEDURES

The Funds have delegated proxy voting responsibilities to SIMC, subject to the Board's general oversight. In delegating proxy voting responsibilities, each Fund has directed that proxies be voted consistent with a Fund's best economic interests. SIMC has adopted its own proxy voting policies and guidelines for this purpose (the "Procedures"). As required by applicable regulations, SIMC has provided this summary of its Procedures concerning proxies voted by SIMC on behalf of each investment advisory client who delegates voting responsibility to SIMC, which includes the Funds (each a "Client"). The Procedures may be changed as necessary to remain current with regulatory requirements and internal policies and procedures.

SIMC votes proxies in the best economic interests of Clients. SIMC has elected to retain an independent proxy voting service (the "Service") to vote proxies for Client accounts, which votes proxies in accordance with Proxy Voting Guidelines (the "Guidelines") approved by SIMC's Proxy Voting Committee (the "Committee"). The Guidelines set forth the manner in which SIMC will vote on matters that may come up for shareholder vote. The Service will review each matter on a case-by-case basis, and vote the proxies in accordance with the Guidelines. For example, the Guidelines provide that SIMC will vote in favor of proposals to require shareholder ratification of any poison pill, shareholder proposals that request companies to adopt confidential voting, and for management proposals to do so, and shareholder social, workforce, and environmental proposals that create good corporate citizens while enhancing long-term shareholder value, and will vote against director nominees (or a Board) if it believes that a nominee (or the Board) has not served the economic long-term interests of shareholders.

Prior to voting a proxy, the Service makes available to SIMC its recommendation on how to vote in light of the Guidelines. SIMC retains the authority to overrule the Service's recommendation on any specific proxy proposal and to instruct the Service to vote in a manner determined by the Committee. Before doing so, the Committee will determine whether SIMC may have a material conflict of interest regarding the proposal. If the Committee determines that SIMC has such a material conflict, SIMC shall instruct the Service to vote in accordance with the Service's recommendation unless SIMC, after full disclosure to the Client of the nature of the conflict, obtains the Client's consent to voting in the manner determined by the Committee (or otherwise obtains instructions from the client as to how to vote on the proposal).

For each proxy, SIMC maintains all related records as required by applicable law. A Client may obtain, without charge, a copy of SIMC's Procedures and Guidelines, or information regarding how the Funds voted proxies relating to portfolio securities during the 12-month period ending June 30, 2005, by calling SIMC at 1-800-DIAL-SEI, by writing to SIMC at One Freedom Valley Drive, Oaks, Pennsylvania 19456, or on the SEC's website at http://www.sec.gov.

PURCHASE AND REDEMPTION OF SHARES

Shares of a Fund may be purchased in exchange for securities included in the Fund subject to the Administrator's determination that the securities are acceptable. Securities accepted in an exchange will be valued at the market value. All accrued interest and subscription of other rights which are reflected in the market price of accepted securities at the time of valuation become the property of the Trust and must be delivered by the shareholder to the Trust upon receipt from the issuer. A shareholder may recognize a gain or loss for federal income tax purposes in making the exchange.

The Administrator will not accept securities for a Fund unless: (1) such securities are appropriate for the Fund at the time of the exchange; (2) such securities are acquired for investment and not for resale; (3) the shareholder represents and agrees that all securities offered to the Trust for the Fund are not subject to any restrictions upon their sale by the Fund under the Securities Act, or otherwise; (4) such securities are traded on the American Stock Exchange, the New York Stock Exchange ("NYSE") or on NASDAQ in an unrelated transaction with a quoted sales price on the same day the exchange valuation is made or, if not listed on such exchanges or on NASDAQ, have prices available from an independent pricing service approved by the Trust's Board of Trustees; and (5) the securities may be acquired under the investment restrictions applicable to the Fund.

It is currently the Trust's policy to pay all redemptions in cash. The Trust retains the right, however, to alter this policy to provide for redemptions in whole or in part by a distribution in kind of readily marketable securities held by a Fund in lieu of cash. Shareholders may incur brokerage charges on the sale of any such securities so received in payment of redemptions. However, a shareholder will at all times be entitled to aggregate cash redemptions from all Funds of the Trust during any 90-day period of up to the lesser of $250,000 or 1% of the Trust's net assets.

A gain or loss for federal income tax purposes may be realized by a taxable shareholder upon an in-kind redemption depending upon the shareholder's basis in the shares of the Trust redeemed.

The Trust reserves the right to suspend the right of redemption and/or to postpone the date of payment upon redemption for any period during which trading on the NYSE is restricted, or during the existence of an emergency (as determined by the SEC by rule or regulation) as a result of which disposal or evaluation of the fund securities is not reasonably practicable, or for such other periods as the SEC may by order permit. The Trust also reserves the right to suspend sales of shares of the Funds for any period during which the NYSE, the Adviser, the Administrator, the Distributor, the Sub-Advisers and/or the custodian are not open for business. Currently, the following holidays are observed by the Trust: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Use of Third-Party Independent Pricing Agents. The Funds' Pricing and Valuation Procedures provide that any change in a primary pricing agent or a pricing methodology requires prior approval by the Board of Trustees. However, when the change would not materially affect valuation of a Fund's net assets or involve a material departure in pricing methodology from that of the Fund's existing pricing agent or pricing methodology, Board approval may be obtained at the next regularly scheduled Board meeting.

TAXES

The following is only a summary of certain additional federal tax considerations generally affecting the Funds and their shareholders that are not described in the Funds' Prospectuses. No attempt is made to present a detailed explanation of the federal, state, local, or foreign tax treatment of the Funds or their shareholders and the discussion here and in the Funds' Prospectuses is not intended as a substitute for careful tax planning.

This discussion of federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

Each Fund is treated as a separate entity for federal income tax purposes and is not combined with the Trust's other Funds. Each Fund intends to qualify as a regulated investment company ("RIC") under Subchapter M of the Code so that it will be relieved of federal income tax on that part of its income that is distributed to shareholders. In order to qualify for treatment as a RIC, a Fund must distribute annually to its shareholders at least 90% of its investment company taxable income (generally, net investment income plus the excess, if any, of net short-term capital gain over net long-term capital losses) ("Distribution Requirement") and also must meet several additional requirements. Among these requirements are the following: (i) at least 90% of a Fund's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock or securities or currencies and net income derived from an interest in a qualified publicly traded partnership; (ii) at the close of each quarter of a Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities, with such other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of a Fund's assets and that does not represent more than 10% of the outstanding voting securities of such issuer; and (iii) at the close of each quarter of a Fund's taxable year, not more than 25% of the value of its assets may be invested in securities (other than U.S. Government securities or the securities of other RICs) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses, or the securities of one or more qualified publicly traded partnerships.

Notwithstanding the Distribution Requirement described above, which only requires a Fund to distribute at least 90% of its annual investment company taxable income and does not require any minimum distribution of net capital gain, a Fund will be subject to a nondeductible 4% federal excise tax to the extent it fails to distribute by the end of any calendar year at least 98% of its ordinary income for that year and 98% of its capital gain net income (the excess of short- and long-term capital gain over short- and long-term capital loss) for the one-year period ending on October 31 of that year, plus certain other amounts. Each Fund intends to make sufficient distributions to avoid liability for the federal excise tax, but can make no assurances that such tax will be completely eliminated. A Fund may in certain circumstances be required to liquidate Fund investments in order to make sufficient distributions to avoid federal excise tax liability at a time when the investment advisor might not otherwise have chosen to do so, and liquidation of investments in such circumstances may affect the ability of a Fund to satisfy the requirements for qualification as a RIC.

If you are subject to tax, distributions of net short-term capital gains will be taxable to you as ordinary income. In general, distributions by a Fund of investment company taxable income, if any, whether received in cash or additional shares, will be taxable to you as ordinary income (to the extent of the current or accumulated earnings and profits of the Fund). All or a portion of these distributions (excluding net short-term capital gains) may be treated as qualified dividend income (eligible for the reduced maximum rate to individuals of 15% (5% for individuals in lower tax brackets)) to the extent that a Fund receives qualified dividend income. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations (e.g., foreign corporations incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States, or the stock of which is readily tradable on an established securities market in the United States). In order for the dividends received by a Fund shareholder to be qualified dividend income, the Fund must meet holding period and other requirements with respect to the dividend paying stocks in its portfolio, and the shareholder must meet holding period and other requirements with respect to the Fund's shares.

A Fund will inform you of the amount of your ordinary income dividends, qualified dividend income, and capital gain distributions shortly after the close of each calendar year. If you have not held Fund shares for a full year, the Fund may designate and distribute to you, as ordinary income or capital gain, a percentage of income that is not equal to the actual percentage of such income earned during the period of your investment in the Fund.

If a Fund's distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder's cost basis in a Fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold.

If you are subject to tax, any gain or loss recognized on a sale, exchange or redemption of shares of a Fund by a shareholder who is not a dealer in securities will generally, for individual shareholders, be treated as a long-term capital gain or loss if the shares have been held for more than twelve months and otherwise will be treated as a short-term capital gain or loss. However, if shares on which a shareholder has received a net capital gain distribution are subsequently sold, exchanged or redeemed and such shares have been held for six months or less, any loss recognized will be treated as a long-term capital loss to the extent of the net capital gain distribution. In addition, the loss realized on a sale or other disposition of shares will be disallowed to the extent a shareholder repurchases (or enters into a contract or option to repurchase) shares within a period of 61 days (beginning 30 days before and ending 30 days after the disposition of the shares). This loss disallowance rule will apply to shares received through the reinvestment of dividends during the 61-day period.

For non-corporate shareholders, long-term capital gains are currently taxed at a maximum rate of 15% and short-term capital gains are currently taxed at ordinary income tax rates.

Absent further legislation, the maximum 15% tax rate on qualified dividend income and long-term capital gains will cease to apply to taxable years beginning after December 31, 2008.

If a Fund fails to qualify as a RIC for any year, all of its income will be subject to federal income tax at corporate rates, and its distributions (including capital gain distributions) generally will be taxable as ordinary income dividends to its shareholders. In such case, the dividends received deduction will generally be available for eligible corporate shareholders (which are subject to certain limitations) and distributions to individual shareholders should qualify as qualified dividend income (subject to certain limitations). The board reserves the right not to maintain the qualification of a Fund as a regulated investment company if it determines such course of action to be beneficial to shareholders.

In the case of corporate shareholders, Fund distributions (other than capital gains distributions) generally qualify for the dividends-received deduction to the extent of the gross amount of qualifying dividends received by the Fund for the year. Generally, and subject to certain limitations (including certain holding period limitations), a dividend will be treated as a qualifying dividend if it has been received from a domestic corporation. All dividends (including the deducted portion) must be included in your alternative minimum taxable income calculation.

A Fund may invest in complex securities. These investments may be subject to numerous special and complex tax rules. These rules could affect whether gains and losses recognized by a Fund are treated as ordinary income or loss or capital gain or loss, accelerate the recognition of income to a Fund and/or defer such Fund's ability to recognize losses. In turn, those rules may affect the amount, timing or character of the income distributed to you by such Fund.

A Fund will be required in certain cases to withhold, at applicable withholding rates, and remit to the United States Treasury the amount withheld on amounts payable to any shareholder who: (1) has provided the Fund either an incorrect tax identification number or no number at all; (2) is subject to backup withholding by the Internal Revenue Service for failure to properly report payments of interest or dividends; (3) has failed to certify to the Fund that such shareholder is not subject to backup withholding; or (4) has failed to certify to the Fund that the shareholder is a U.S. person (including a resident alien). Non-U.S. investors in a Fund may be subject to U.S. withholding and estate tax and are encouraged to consult their tax advisor prior to investing in a Fund.

Dividends and interest received by a Fund may be subject to income, withholding or other taxes imposed by foreign countries and United States possessions that would reduce the yield on a Fund's securities. Tax conventions between certain countries and the United States may reduce or eliminate these taxes. Foreign countries generally do not impose taxes on capital gains with respect to investments by foreign investors. If more than 50% of the value of a Fund's total assets at the close of its taxable year consists of securities of foreign corporations, a Fund will be eligible to, and intends to file an election with the Internal Revenue Service that will enable shareholders, in effect, to receive the benefit of the foreign tax credit with respect to any foreign and United States possessions income taxes paid by a Fund. Pursuant to the election, a Fund will treat those taxes as dividends paid to its shareholders. Each shareholder will be required to include a proportionate share of those taxes in gross income as income received from a foreign source and must treat the amount so included as if the shareholder had paid the foreign tax directly. The shareholder may then either deduct the taxes deemed paid by him or her in computing his or her taxable income or, alternatively, use the foregoing information in calculating the foreign tax credit (subject to significant limitations) against the shareholder's federal income tax. If a Fund makes the election, it will report annually to its shareholders the respective amounts per share of the Fund's income from sources within, and taxes paid to, foreign countries and United States possessions. Based upon their investment objectives, the International Equity, Emerging Markets Equity, International Fixed Income and World Equity Ex-US Funds may be eligible to make the election.

State Taxes

A Fund is not liable for any income or franchise tax in Massachusetts if it qualifies as a RIC for federal income tax purposes. Distributions by a Fund to shareholders and the ownership of shares may be subject to state and local taxes. Shareholders should consult their own tax advisors regarding the effect of federal, state and local taxes affecting an investment in Fund shares. Many states grant tax-free status to dividends paid to you from interest earned on direct obligation of the U.S. Government, subject in some states to minimum investment requirements that must be met by a Fund. Investment in GNMA or Fannie Mae securities, bankers' acceptances, commercial paper and repurchase agreements collateralized by U.S. Government securities do not generally qualify for such tax-free treatment. The rules on exclusion of this income are generally different for corporate shareholders.

FUND PORTFOLIO TRANSACTIONS

The Trust has no obligation to deal with any broker or dealer or group of brokers or dealers in the execution of transactions in portfolio securities. Subject to policies established by the Trustees, the Adviser and Sub-Advisers are responsible for placing orders to execute fund transactions. In placing orders, it is the Trust's policy to seek to obtain the best net results taking into account such factors as price (including the applicable dealer spread), size, type and difficulty of the transaction involved, the firm's general execution and operational facilities, and the firm's risk in positioning the securities involved. While the Adviser and Sub-Advisers generally seek reasonably competitive spreads or commissions, the Trust will not necessarily be paying the lowest spread or commission available. The Trust will not purchase fund securities from any affiliated person acting as principal except in conformity with the regulations of the SEC.

The money market securities in which a Fund invests are traded primarily in the over-the-counter market. Bonds and debentures are usually traded over-the-counter, but may be traded on an exchange. Where possible, the Adviser and Sub-Advisers will deal directly with the dealers who make a market in the securities involved except in those circumstances where better prices and execution are available elsewhere. Such dealers usually are acting as principal for their own account. On occasion, securities may be purchased directly from the issuer. Money market securities are generally traded on a net basis and do not normally involve either brokerage commissions or transfer taxes. The cost of executing fund securities transactions of a Fund will primarily consist of dealer spreads and underwriting commissions.

It is expected that the Funds may execute brokerage or other agency transactions through the Distributor, a registered broker-dealer, for a commission, in conformity with the 1940 Act, the 1934 Act, and rules of the SEC. Under these provisions, the Distributor is permitted to receive and retain compensation for effecting fund transactions for a Fund on an exchange. These provisions further require that commissions paid to the

Distributor by the Trust for exchange transactions not exceed "usual and customary" brokerage commissions. The rules define "usual and customary" commissions to include amounts which are "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time." In addition, a Fund may direct commission business to one or more designated broker-dealers, including the Distributor, in connection with such broker-dealer's payment of certain of the Fund's expenses. The Trustees, including those who are not "interested persons" of the Trust, have adopted procedures for evaluating the reasonableness of commissions paid to the Distributor and will review these procedures periodically.

The Trust does not expect to use one particular broker or dealer, and when one or more brokers is believed capable of providing the best combination of price and execution, a Fund's Adviser and Sub-Advisers may select a broker based upon brokerage or research services provided to the Adviser and Sub-Advisers. The Adviser and Sub-Advisers may pay a higher commission than otherwise obtainable from other brokers in return for such services only if a good faith determination is made that the commission is reasonable in relation to the services provided.

Section 28(e) of the Exchange Act ("Section 28(e)") permits the Adviser and Sub-Advisers, under certain circumstances, to cause a Fund to pay a broker or dealer a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction in recognition of the value of brokerage and research services provided by the broker or dealer. Brokerage and research services include: (1) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody). In the case of research services, the Adviser and Sub-Advisers believe that access to independent investment research is beneficial to their investment decision-making processes and, therefore, to the Fund. In addition to agency transactions, the Funds' Adviser or Sub-Advisers may receive brokerage and research services in connection with certain riskless principal transactions, in accordance with applicable SEC guidelines.

To the extent research services may be a factor in selecting brokers, such services may be in written form or through direct contact with individuals and may include information as to particular companies and securities as well as market, economic, or institutional areas and information which assists in the valuation and pricing of investments. Examples of research-oriented services for which the Adviser or Sub-Advisers might utilize Fund commissions include research reports and other information on the economy, industries, sectors, groups of securities, individual companies, statistical information, political developments, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance and other analysis. The Adviser or Sub-Advisers may use research services furnished by brokers in servicing all client accounts and not all services may necessarily be used in connection with the account that paid commissions to the broker providing such services. Information so received by the Adviser and Sub-Advisers will be in addition to and not in lieu of the services required to be performed by the Fund's Adviser and Sub-Advisers under the Advisory and Sub-Advisory Agreements. Any advisory, sub-advisory, or other fees paid to the Adviser and Sub-Advisers are not reduced as a result of the receipt of research services.

In some cases the Adviser or Sub-Advisers receive a service from a broker that has both a "research" and a "non-research" use. When this occurs, the Adviser or Sub-Advisers make a good faith allocation, under all the circumstances, between the research and non-research uses of the service. The percentage of the service that is used for research purposes may be paid for with client commissions, while the Adviser or Sub-Advisers will use its own funds to pay for the percentage of the service that is used for non-research purposes. In making this good faith allocation, the Adviser or Sub-Advisers face a potential conflict of interest, but the

Adviser or Sub-Advisers believe that its allocation procedures are reasonably designed to ensure that it appropriately allocates the anticipated use of such services to their research and non-research uses.

From time to time, the Funds may purchase new issues of securities for clients in a fixed price offering. In these situations, the seller may be a member of the selling group that will, in addition to selling securities, provide the Adviser or Sub-Advisers with research services. The NASD has adopted rules expressly permitting these types of arrangements under certain circumstances. Generally, the seller will provide research "credits" in these situations at a rate that is higher than that which is available for typical secondary market transactions. These arrangements may not fall within the safe harbor of Section 28(e).

SIMC and the various firms that serve as Sub-Advisers to certain Funds of the Trust, in the exercise of joint investment discretion over the assets of a Fund, may execute a substantial portion of a Fund's portfolio transactions through a commission recapture program that SIMC has arranged with the Distributor (the "Program"). SIMC then requests, but does not require, that certain Sub-Advisers execute a portion of a Fund's portfolio transactions through the Program. Under the Program, the Distributor receives a commission, in its capacity as an introducing broker, on Fund portfolio transactions. The Distributor then returns to a Fund a portion of the commissions earned on the portfolio transactions, and such payments are used by the Fund to pay fund operating expenses. Sub-advisers are authorized to execute trades pursuant to the Program; provided that, the Sub-Adviser determines that such trading is consistent with its duty to seek best execution on Fund portfolio transactions. As disclosed in the Trust's prospectuses, SIMC in many cases voluntarily waives fees that it is entitled to receive for providing services to a Fund and/or reimburses expenses of a Fund in order to maintain the Fund's total operating expenses at or below a specified level. In such cases, the portion of commissions returned to a Fund under the Program will generally be used to pay Fund expenses that may otherwise have been voluntarily waived or reimbursed by SIMC or its affiliates, thereby increasing the portion of the Fund fees that SIMC and its affiliates are able to receive and retain. In cases where SIMC and its affiliates are not voluntarily waiving Fund fees or reimbursing expenses, then the portion of commissions returned to a Fund under the Program will directly decrease the overall amount of operating expenses of the Fund borne by shareholders.

SIMC also from time to time executes trades with the Distributor, again acting as introducing broker, in connection with the transition of the securities and other assets included in a Fund's portfolio when there is a change in Sub-Advisers in the Fund or a reallocation of assets among the Fund's Sub-Advisers. An unaffiliated third-party broker selected by SIMC or the relevant Sub-Adviser provides execution and clearing services with respect to such trades, and is compensated for such services out of the commission paid to the Distributor on the trades. All such transactions effected using the Distributor as introducing broker must be accomplished in a manner that is consistent with the Trust's policy to achieve best net results, and must comply with the Trust's procedures regarding the execution of Fund transactions through affiliated brokers. The Funds do not direct brokerage to brokers in recognition of, or as compensation for, the promotion or sale of Fund shares.

Certain information about the Funds' brokerage activities, including brokerage activities with affiliated brokers, for the fiscal years ended May 31, 2003, 2004 and 2005, is set forth below:

	Total $ Amount of Brokerage Commissions Paid (000)					Total $ Amount of Brokerage Commissions Paid to Affiliated Brokers (000)					% of Total Brokerage Commissions Paid to the Affiliated Brokers		% of Total Brokerage Transactions Effected Through Affiliated Brokers
Fund	2003	2004		2005		2003	2004		2005		2005		2005
Large Cap Fund	$3,626	$4,664		$1,674		$614	$1,952		$295		18%		0%
Small Cap Fund	$3,864	$5,561		$4,051		$70	$1,575		$426		11%		0%
Core Fixed Income Fund	$241	$332		$254		$133	$47		$0		0%		94%
High Yield Bond Fund	*	*		*		*	*		*		*		*
International Fixed Income Fund	*	*		*		*	*		*		*		*
Emerging Markets Equity Fund	*	*		*		*	*		*		*		*
International Equity Fund	$2,258	$3,115		$2,693		$220	$419		$393		15%		0%
World Equity Ex-US Fund	*	*		$227	*****	*	*		$0	*****	0	%*****	0	%*****
Global Equity Fund	*	*		*		*	*		*		*		*
Large Cap Index Fund	$27	$15		$26		$0	$0		$0		0%		0%
Large Cap Disciplined Equity Fund	*	$1,278	**	$2,519		*	$0	**	$0		0%		0%
Small/Mid Cap Equity Fund	*	$705	***	$2,035		*	$28	***	$118		6%		0%
Long Duration Fund	*	$0	****	$0		*	$0	****	$0		0%		0%
Extended Duration Fund	*	$0	****	$0		*	$0	****	$0		0%		0%

*  Not in operation during such period.

**  Commenced operations on August 28, 2003.

***  Commenced operations on December 15, 2003.

****  Commenced operations on April 21, 2004.

*****  Commenced operations on March 28, 2005.

The portfolio turnover rate for the Large Cap, Small Cap, International Equity, Core Fixed Income Large Cap Disciplined Equity, Large Cap Index, Small/Mid Cap Equity, Emerging Markets Equity, World Equity Ex-US, High Yield Bond, Long Duration, Extended Duration, International Fixed Income and Global Equity Funds for the fiscal years ended May 31, 2004 and 2005 was as follows:

	Turnover Rate
Fund	2004	2005
Large Cap Fund	109%	43%
Small Cap Fund	135%	94%
International Equity Fund	80%	48%
Core Fixed Income Fund	532%	615%
Large Cap Disciplined Equity	67%	71%
Large Cap Index	6%	8%
Small/Mid Cap Equity Fund	51%	98%
Emerging Markets Equity Fund	*	*
World Equity Ex-US Fund	*	15%
High Yield Bond Fund	*	*
Long Duration Fund	31%	449%
Extended Duration Fund	42%	379%
International Fixed Income Fund	*	*
Global Equity Fund	*	*

*  Not in operation during such period.

For each of the Small Cap, International Equity and Small/Mid Cap Equity Funds, the higher portfolio turnover in 2004 was attributable to the addition of, or a change in, Sub-Advisers. For the Core Fixed Income Fund, the change in portfolio turnover rate was attributable to the investment of a portion of that Fund's assets in instruments designed to manage interest rate risk. For the Large Cap Fund, the higher portfolio turnover rate in 2004 reflected a change in the investment mandate of one of that Fund's Sub-Advisers that year. The change in portfolio turnover rate for the Extended Duration and Long Duration Funds is partly attributable to the fact that the Funds opened in April 2004, so the turnover rate for 2004 does not reflect a full period. In addition, assets in the Extended Duration and Long Duration Funds have increased 1000% so the increase in turnover is partly due to a growth of those assets.

The Trust is required to identify any securities of its "regular broker dealers" (as such term is defined in the 1940 Act) that the Trust has acquired during its most recent fiscal year. Certain information about these issuers is set forth below, as of May 31, 2005:

Fund	Name of Issuer	Type of Security	Amount (000)
Large Cap Fund	Goldman Sachs	Equity	$17,985

	JP Morgan	Equity	$15,502

	Charles Scwab	Equity	$11,010

	Lehman Brothers	Equity	$8,626

	Franklin Resources	Equity	$6,767

	Merrill Lynch	Equity	$5,956

	Legg Mason	Equity	$5,379

	Morgan Stanley	Equity	$5,098

	Bear Stearns	Equity	$3,298

	A.G. Edwards	Equity	$2,379

	Willis Group	Equity	$1,087

	E*Trade Group	Equity	$452

Large Cap Index Fund	JP Morgan	Equity	$3,403

	Morgan Stanley	Equity	$1,438

	Merrill Lynch	Equity	$1,389

	Goldman Sachs	Equity	$852

	Franklin Resources	Equity	$308

	Charles Scwab	Equity	$302

	Bear Stearns	Equity	$300

	Legg Mason	Equity	$230

	AON Corporation	Equity	$211

	T. Rowe Price	Equity	$173

	E*Trade Group	Equity	$121

	Janus Capital	Equity	$94

	Ameritrade	Equity	$93

	Eaton Vance	Equity	$90

	A.G. Edwards	Equity	$87

	TD Banknorth	Equity	$69

	Federated Investments	Equity	$64

	Nuveen Investments	Equity	$64

	Brown & Brown	Equity	$63

	SEI Investments	Equity	$60

	Jefferies Group	Equity	$48

	Friedman Billings	Equity	$47

	Raymond James	Equity	$46

	Waddell & Reed	Equity	$42

	Blackrock	Equity	$38

	Instinet	Equity	$18

Fund	Name of Issuer	Type of Security	Amount (000)
Small Cap Fund	E*Trade Group	Equity	$5,682

	Affiliated Managers Group	Equity	$5,076

	Hub International	Equity	$1,864

	Options Express	Equity	$1,697

	Greenhill & Co.	Equity	$1,545

	Investment Technologies	Equity	$1,500

	Dundee Wealth Management	Equity	$1,490

	Capital Southwest	Equity	$1,374

	Canaccod Capital	Equity	$1,318

	Gabelli Asset Management	Equity	$642

	Value Line	Equity	$472

	Morningstar	Equity	$334

	Knight Capital	Equity	$263

Core Fixed Income Fund	Morgan Stanley	Debt	$7,197

	Lehman Brothers	Debt	$3,870

	Merrill Lynch	Debt	$2,978

	Dryden Investments	Debt	$2,923

	Goldman Sachs	Debt	$2,909

	JP Morgan	Debt	$1,548

	CSFB	Debt	$1,038

International Equity Fund	Softbank	Equity	$154,445

	Unicredito Italiano	Equity	$3,377

	Deutsche Boerse	Equity	$1,123

Large Cap Disciplined Equity Fund	Morgan Stanley	Equity	$21,553

	Merrill Lynch	Equity	$21,320

	Goldman Sachs	Equity	$16,084

	Lehman Brothers	Equity	$15,059

	Bear Stearns	Equity	$7,952

	T. Rowe Price	Equity	$2,056

	Franklin Resources	Equity	$1,689

Small/Mid Cap Equity Fund	Affiliated Managers Group	Equity	$4,122

	A.G. Edwards	Equity	$3,317

	E*Trade Group	Equity	$2,739

	Friedman Billings	Equity	$1,760

	Instinet	Equity	$1,023

	Lazard	Equity	$956

	Nuveen Investments	Equity	$872

	Options Express	Equity	$663

	National Financial	Equity	$629

	Dundee Wealth Management	Equity	$537

	Raymond James	Equity	$512

	Canaccod Capital	Equity	$508

	Investment Technologies	Equity	$452

	Calomos Asset Management	Equity	$380

	Value Line	Equity	$251

Fund	Name of Issuer	Type of Security	Amount (000)
Long Duration Fund	Morgan Stanley	Debt	$2,622

	Citigroup	Debt	$1,093

	Bear Stearns	Debt	$1,072

	CSFB	Debt	$648

	Deutsche Bank	Debt	$296

Extended Duration Fund	Morgan Stanley	Debt	$4,391

	Citigroup	Debt	$1,171

	Bear Stearns	Debt	$938

	CSFB	Debt	$551

	Deutsche Bank	Debt	$321

World Equity Ex-US Fund	Softbank	Equity	$22,678

	Deutsche Boerse	Equity	$127

DISCLOSURE OF PORTFOLIO HOLDINGS INFORMATION

The Funds' portfolio holdings can be obtained on the Internet at the following address: http://www.seic.com/holdings_home.asp (the "Portfolio Holdings Website"). The Funds' Board has approved a policy that provides that portfolio holdings may not be made available to any third party until after such information has been posted on the Portfolio Holdings Website, with limited exceptions noted below. This policy effectively addresses conflicts of interest and controls the use of portfolio holdings information by making such information available to all investors on an equal basis.

Ten calendar days after each month end, a list of the top ten portfolio holdings in each Fund as of the end of such month shall be made available on the Portfolio Holdings Website. Thirty calendar days after the end of each month, a list of all portfolio holdings in each Fund as of the end of such month shall be made available on the Portfolio Holdings Website. Beginning on the day after any portfolio holdings information is posted on the Portfolio Holdings Website, such information will be delivered directly to any person that requests it, through electronic or other means. The portfolio holdings information placed on the Portfolio Holdings Website shall remain there until the first business day of the fifth month after the date to which the data relates, at which time it will be permanently removed from the site.

Portfolio holdings information may be provided to independent third-party reporting services (e.g., Lipper or Morningstar), but will be delivered no earlier than the date such information is posted on the Portfolio Holdings Website, unless the reporting service executes a confidentiality agreement with the Trust that is satisfactory to the Trust's officers and that provides that the reporting service will not trade on the information. The Funds currently have no arrangements to provide portfolio holdings information to any third-party reporting services prior to the availability of such holdings on the Portfolio Holdings Website.

Portfolio holdings information may also be provided at any time (and as frequently as daily) to the Funds' Trustees, SIMC, the Sub-Advisers, the Distributor, the Administrator, the custodian, the independent proxy voting service retained by SIMC, the Funds' third-party independent pricing agents and the Fund's independent registered public accounting firm, as well as to state and federal regulators and government agencies, and as otherwise requested by law or judicial process. Service providers will be subject to a duty of confidentiality with respect to any portfolio holdings information, whether imposed by the provisions of the service provider's contract with the Trust or by the nature of its relationship with the Trust. Portfolio holdings of a Fund may also be provided to a prospective service provider for that Fund, so long as the prospective service provider executes a confidentiality agreement with the Fund in such form as deemed acceptable by an officer of the Fund.

Neither the Funds, SIMC, nor any other service provider to the Funds may receive compensation or other consideration for providing portfolio holdings information.

The Funds file a complete schedule of their portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds' N-Q is available on the SEC's website at http://www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

DESCRIPTION OF SHARES

The Declaration of Trust authorizes the issuance of an unlimited number of shares of each Fund, each of which represents an equal proportionate interest in that Fund. Each share upon liquidation entitles a shareholder to a pro rata share in the net assets of that Fund. Shareholders have no preemptive rights. The Declaration of Trust provides that the Trustees of the Trust may create additional series of shares or separate classes of funds. Share certificates representing the shares will not be issued.

LIMITATION OF TRUSTEES' LIABILITY

The Declaration of Trust provides that a Trustee shall be liable only for his or her own willful defaults and, if reasonable care has been exercised in the selection of officers, agents, employees or administrators, shall not be liable for any neglect or wrongdoing of any such person. The Declaration of Trust also provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with actual or threatened litigation in which they may be involved because of their offices with the Trust unless it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust. However, nothing in the Declaration of Trust shall protect or indemnify a Trustee against any liability for his or her willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties.

CODES OF ETHICS

The Board of Trustees of the Trust has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. In addition, the Investment Adviser, Sub-Advisers and Distributor have adopted Codes of Ethics pursuant to Rule 17j-1. These Codes of Ethics apply to the personal investing activities of Trustees, officers and certain employees ("access persons"). Rule 17j-1 and the Codes are reasonably designed to prevent unlawful practices in connection with the purchase or sale of securities by access persons. Under each Code of Ethics, access persons are permitted to engage in personal securities transactions, but are required to report their personal securities transactions for monitoring purposes. In addition, certain access persons are required to obtain approval before investing in initial public offerings or private placements or are prohibited from making such investments. Copies of these Codes of Ethics are on file with the SEC and are available to the public.

VOTING

Each share held entitles the shareholder of record to one vote. The shareholders of each Fund or class will vote separately on matters pertaining solely to that Fund or class, such as any distribution plan. As a Massachusetts business trust, the Trust is not required to hold annual meetings of shareholders, but approval will be sought for certain changes in the operation of the Trust and for the election of Trustees under certain circumstances. In addition, a Trustee may be removed by the remaining Trustees or by shareholders at a special meeting called upon written request of shareholders owning at least 10% of the outstanding shares of the Trust. In the event that such a meeting is requested, the Trust will provide appropriate assistance and information to the shareholders requesting the meeting.

Where the Prospectuses for the Funds or this Statement of Additional Information state that an investment limitation or a fundamental policy may not be changed without shareholder approval, such approval means the vote of: (i) 67% or more of the Fund's shares present at a meeting if the holders of more than 50% of the outstanding shares of the Fund are present or represented by Proxy; or (ii) more than 50% of the Fund's outstanding shares, whichever is less.

SHAREHOLDER LIABILITY

The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a Trust could, under certain circumstances, be held personally liable as partners for the obligations of the Trust. Even if, however, the Trust were held to be a partnership, the possibility of the shareholders' incurring financial loss for that reason appears remote because the Trust's Declaration of Trust: (i) contains an express disclaimer of shareholder liability for obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by or on behalf of the Trust or the Trustees; and (ii) provides for indemnification out of the Trust property for any shareholders held personally liable for the obligations of the Trust.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of September 6, 2005, the following persons were the only persons who were record owners (or to the knowledge of the Trust, beneficial owners) of 5% and 25% or more of the shares of the Funds. Persons who owned of record or beneficially more than 25% of a Fund's outstanding shares may be deemed to control the Fund within the meaning of the 1940 Act. The Trust believes that most of the shares referred to above were held by the above persons in accounts for their fiduciary, agency, or custodial customers.

Name and Address	Number of Shares	Percent of Fund
Large Cap Fund: Class A
SEI Private Trust Company One Freedom Valley Drive Oaks, PA 19456	58,053,818.007	71.34%
Mellon Trust Hercules-STD One Mellon Bank Center Pittsburgh, PA 15258-0001	11,518,664.406	14.15%
Large Cap Fund: Class T
SEI Private Trust Company One Freedom Valley Drive Oak, PA 19456	2,150.508	100%
Large Cap Index Fund: Class A
SEI Private Trust Company One Freedom Valley Drive Oaks, PA 19456	214,633.799	7.77%
SEI Private Trust Company One Freedom Valley Drive Oaks, PA 19456	2,367,242.968	85.68%
Small Cap Fund: Class A
SEI Private Trust Company One Freedom Valley Drive Oaks, PA 19456	21,187,733.503	20.57%

Name and Address	Number of Shares	Percent of Fund
State Street Bank FBO Air Products-Chemicals Inc Pension Plan Attn Bob Skinner 1 Enterprise Dr. North Quincy, MA 02171-2126	8,606,954.621	8.36%
Northern Trust Custodian FBO North Dakota Pension A/C 26-10043 Attn: Jeff Sampson PO Box 92956 Chicago, Il 60675-2956	21,133,301.074	20.52%
Mac & Co A/C TELF1231002 Mutual Fund Operations 525 William Penn Place Pittsburgh, PA 15219-1707	11,793,399.801	11.45%
JPMorganChase TTEE Deloitte & Touche Pension Plan Attn: Jasmin Felix 3 Chase Metro Tech Center 6th Floor Brooklyn, NY 11245-0001	6,914,754.792	6.71%
Small Cap Fund: Class T
SEI Private Trust Company One Freedom Valley Drive Oaks, PA 19456	6,962.996	95.98%%
International Equity Fund: Class A
SEI Private Trust Company One Freedom Valley Drive Oaks, PA 19456	93,852,861.638	66.75%
JPMorganChase TTEE Deloitte & Touche Pension Plan Attn: Jasmin Felix 3 Chase Metro Tech Center 6th Floor Brooklyn, NY 11245-0001	13,509,962.391	9.61%
World Equity Ex-US Fund: Class A
State Street Bank FBO North America Inc Master Retmt T 805 Pennsylavania Ave 5th Flr Kansas City, MO 64105-1307	6,895,958.728	22.35%

Name and Address	Number of Shares	Percent of Fund
SEI Private Trust Company One Freedom Valley Drive Oaks, PA 19456	17,310,537.960	56.09%
The Northern Trust Company FBO Fax Valley & Vicinity Laborers Pension 801 S Coral PO Box 92956 Chicago, IL 60675-2956	1,608,803.297	5.21%
Strafe & Co FAO U A Local 198 SEI Inv Mgt A/C 3601432515 PO Box 160 Westerville, OH 43086-0160	2,155,289.428	6.98%
Core Fixed Income Fund: Class A
SEI Private Trust Company One Freedom Valley Drive Oaks, PA 19456	254,623,354.010	63.14%
JPMorganChase TTEE Deloitte & Touche Pension Plan Attn: Jasmin Felix 3 Chase Metro Tech Center 6th Floor Brooklyn, NY 11245-0001	33,991,557.743	8.43%
Large Cap Disciplined Equity Fund: Class A
SEI Private Trust Company One Freedom Valley Drive Oaks, PA 19456	20,034,533.311	64.29
JPMorganChase TTEE Deloitte & Touche Pension Plan Attn: Jasmin Felix 3 Chase Metro Tech Center 6th Floor Brooklyn, NY 11245-0001	1,721,048.333	5.52%
Small/Mid Cap Equity Fund: Class A
Citibank NA TTEE for Moore Wallace North American RTM Trust 111 Wall Street New York, NY 10043-1000	450,983.116	6.52%
SEI Private Trust Company One Freedom Valley Drive Oaks, PA 19456	3,511,172.249	50.78%

Name and Address	Number of Shares	Percent of Fund
Board of Pensions Evangelical Lutheran Church In America 800 Marquette Ave Minneapolis, MN 55402-2812	1,074,144.204	15.53%
Northern Trust FBO Harnischifeger Master Retirement 50 S Lasalle Chicago, IL 60675-0001	426,834.192	6.17%
Long Duration Fund: Class
The Northern Trust Company Special Assets C1-s PO Box 92956 Chicago, IL 60675-2956	681,076.534	6.95%
SEI Private Trust Company One Freedom Valley Drive Oaks, PA 19456	6,780,103.140	69.18%
Wells Fargo Bank NA Trustee FBO C & D Technologies Salaried Plan 801 Nicollett Mall Suite 600 Minneapolis, MN 55479-0001	1,720,126.076	17.55%
Extended Duration Fund: Class A
The Northern Trust Company Special Assets C1-s PO Box 92956 Chicago, IL 60675-2956	2,904,771.541	21.69%
SEI Private Trust Company One Freedom Valley Drive Oaks, PA 19456	10,037,874.852	74.95%

MASTER/FEEDER OPTION

The Trust may in the future seek to achieve any Fund's investment objective by investing all of that Fund's assets in another investment company having the same investment objective and substantially the same investment policies and restrictions as those applicable to that Fund. It is expected that any such investment company would be managed by SIMC in substantially the same manner as the existing Fund. The initial shareholder(s) of each Fund voted to vest such authority in the sole discretion of the Trustees and such investment may be made without further approval of the shareholders of the Funds. However, shareholders of the Funds will be given at least 30 days' prior notice of any such investment. Such investment would be made only if the Trustees determine it to be in the best interests of a Fund and its shareholders. In making that determination the Trustees will consider, among other things, the benefits to shareholders and/or the opportunity to reduce costs and achieve operational efficiencies. Although the Funds believe that the Trustees will not approve an arrangement that is likely to result in higher costs, no assurance is given that costs will be materially reduced if this option is implemented.

CUSTODIANS

Wachovia Bank, N.A. (formerly, First Union National Bank) ("Wachovia"), Institutional Custody Group - PA 4942, 123 S. Broad Street, Philadelphia, Pennsylvania 19109, acts as wire agent for each of the Funds and custodian for the assets of the Large Cap, Small Cap, Core Fixed Income, High Yield Bond, Large Cap Index, Large Cap Disciplined Equity, Small/Mid Cap Equity, Long Duration and Extended Duration Funds. Brown Brothers Harriman & Co. ("BBH"), 40 Water Street, Boston, Massachusetts, 02109-3661, acts as custodian for the assets of the International Fixed Income, Emerging Markets Equity, International Equity, Global Equity and World Equity Ex-US Funds. Wachovia and BBH hold cash, securities and other assets of the respective Funds for which they act as custodian as required by the 1940 Act.

EXPERTS

The financial statements incorporated by reference into this Statement of Additional Information have been incorporated by reference in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting. PricewaterhouseCoopers LLP is located at Two Commerce Square, Suite 1700, 2001 Market Street, Philadelphia, Pennsylvania 19103.

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP serves as counsel to the Trust.

APPENDIX A-DESCRIPTION OF RATINGS

DESCRIPTION OF CORPORATE BOND RATINGS

MOODY'S RATING DEFINITIONS

LONG-TERM RATINGS

Aaa  Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa  Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A  Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa  Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba  Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B  Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa  Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca  Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C  Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's bond ratings, where specified, are applied to senior bank obligations and insurance company senior policyholder and claims obligations with an original maturity in excess of one year. Obligations relying upon support mechanisms such as letters-of-credit and bonds of indemnity are excluded unless explicitly rated.

Obligations of a branch of a bank are considered to be domiciled in the country in which the branch is located. Unless noted as an exception, Moody's rating on a bank's ability to repay senior obligations extends only to branches located in countries which carry a Moody's sovereign rating. Such branch obligations are rated at the lower of the bank's rating or Moody's sovereign rating for the bank deposits for the country in which the branch is located.

When the currency in which an obligation is denominated is not the same as the currency of the country in which the obligation is domiciled, Moody's ratings do not incorporate an opinion as to whether payment of the obligation will be affected by the actions of the government controlling the currency of denomination. In addition, risk associated with bilateral conflicts between an investor's home country and either the issuer's home country or the country where an issuer branch is located are not incorporated into Moody's ratings.

Moody's makes no representation that rated bank obligations or insurance company obligations are exempt from registration under the 1933 Act or issued in conformity with any other applicable law or regulation. Nor does Moody's represent that any specific bank or insurance company obligation is legally enforceable or is a valid senior obligation of a rated issuer.

Moody's ratings are opinions, not recommendations to buy or sell, and their accuracy is not guaranteed. A rating should be weighed solely as one factor in an investment decision and you should make your own study and evaluation of any issuer whose securities or debt obligations you consider buying or selling.

Note: Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

STANDARD & POOR'S RATING DEFINITIONS

A Standard & Poor's corporate or municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

The debt rating is not a recommendation to purchase, sell, or hold a security, as it does not comment on market price or suitability for a particular investor.

The ratings are based, in varying degrees, on the following considerations:

(1) Likelihood of default. The rating assesses the obligor's capacity and willingness as to timely payment of interest and repayment of principal in accordance with the terms of the obligation.

(2) The obligation's nature and provisions.

(3) Protection afforded to, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under bankruptcy laws and other laws affecting creditors' rights.

Likelihood of default is indicated by an issuer's senior debt rating. If senior debt is not rated, as implied senior debt rating is determined. Subordinated debt usually is rated lower than senior debt to better reflect relative position of the obligation in bankruptcy. Unsecured debt, where significant secured debt exists, is treated similarly to subordinated debt.

LONG-TERM RATINGS

Investment Grade

AAA  Debt rated "AAA" has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA  Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the highest rated debt only in small degree.

A  Debt rated "A" has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

BBB  Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Speculative Grade

Debt rated "BB", "B", "CCC", "CC", and "C" is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. "BB" indicates the least degree of speculation and "C" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

BB  Debt rated "BB" has less near-term vulnerability to default than other speculative grade debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments. The "BB" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BBB-" rating.

B  Debt rate "B" has greater vulnerability to default but presently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions would likely impair capacity or willingness to pay interest and repay principal. The "B" rating category also is used for debt subordinated to senior debt that is assigned an actual or implied "BB" or "BB-" rating.

CCC  Debt rated "CCC" has a current identifiable vulnerability to default, and is dependent on favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The "CCC" rating category also is used for debt subordinated to senior debt that is assigned an actual or implied "B" or "B-" rating.

CC  The rating "CC" is typically applied to debt subordinated to senior debt which is assigned an actual or implied "CCC" rating.

C  The rating "C" is typically applied to debt subordinated to senior debt which is assigned an actual or implied "CCC-" debt rating. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

D  Debt is rated "D" when the issue is in payment default, or the obligor has filed for bankruptcy. The "D" rating is used when interest or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

Plus (+) or minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

pr  The letters "pr" indicate that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of such completion. The investor should exercise his own judgement with respect to such likelihood and risk.

L  The letter "L" indicates that the rating pertains to the principal amount of those bonds to the extent that the underlying deposit collateral is federally insured, and interest is adequately collateralized. In the case of certificates of deposit, the letter "L" indicates that the deposit, combined with other deposits being held in the same right and capacity, will be honored for principal and pre-default interest up to federal insurance limits within 30 days after closing of the insured institution or, in the event that the deposit is assumed by a successor insured institution, upon maturity.

  *Continuance of the rating is contingent upon S&P's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.

N.R.  Not rated.

Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

If an issuer's actual or implied senior debt rating is "AAA", its subordinated or junior debt is rated "AAA" or "AA+", If an issuer's actual or implied senior debt rating is lower than "AAA" but higher than "BB+", its junior debt is typically rated one designation lower than the senior debt rating. For example, if the senior debt rating is "A", subordinated debt normally would be rated "A-". If an issuer's actual or implied senior debt rating is "BB+" or lower, its subordinated debt is typically rated two designations lower than the senior debt rating.

Investment and Speculative Grades

The term "investment grade" was originally used by various regulatory bodies to connote obligations eligible for investment by institutions such as banks, insurance companies, and savings and loan associations. Over time, this term gained widespread usage throughout the investment community. Issues rated in the four highest categories, "AAA", "AA", "A", "BBB", generally are recognized as being investment grade. Debt rated "BB" or below generally is referred to as speculative grade. The term "junk bond" is merely a more irreverent expression for this category of more risky debt. Neither term indicates which securities S&P deems worthy of investment, as an investor with a particular risk preference may appropriately invest in securities that are not investment grade.

Ratings continue as a factor in many regulations, both in the U.S. and abroad, notably in Japan. For example, the SEC requires investment-grade status in order to register debt on Form-3, which, in turn, is how one offers debt via a Rule 415 shelf registration. The Federal Reserve Board allows members of the Federal Reserve System to invest in securities rated in the four highest categories, just as the Federal Home Loan Bank System permits federally chartered savings and loan associations to invest in corporate debt with those ratings, and the Department of Labor allows pension funds to invest in commercial paper rated in one of the three highest categories. In similar fashion, California regulates investments of municipalities and county treasurers, Illinois limits collateral acceptable for public deposits, and Vermont restricts investments of insurers and banks. The New York and Philadelphia Stock Exchanges fix margin requirements for mortgage securities depending on their rating, and the securities haircut for commercial paper, debt securities, and preferred stock that determines net capital requirements is also a function of the ratings assigned.

FITCH'S RATINGS DEFINITIONS

LONG-TERM RATINGS

Investment Grade

AAA  Highest credit quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA  Very high credit quality. "AA" ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A  High credit quality. "A" ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB  Good credit quality. "BBB" ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Speculative Grade

BB  Speculative. "BB" ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B  Highly speculative. "B" ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C  High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A "CC" rating indicates that default of some kind appears probable. "C" ratings signal imminent default.

DDD, DD, D  Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90%- 100% of outstanding amounts and accrued interest. "DD" indicates potential recoveries in the range of 50%-90%, and "D" the lowest recovery potential, i.e., below 50%.

  Entities rated in this category have defaulted on some or all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect for repaying all obligations.

SHORT-TERM DEBT RATINGS (may be assigned, for example, to commercial paper, master demand notes, bank instruments, and letters of credit).

MOODY'S DESCRIPTION OF ITS THREE HIGHEST SHORT-TERM DEBT RATINGS

PRIME-1 Issuers rated Prime-1 (or supporting institutions) have a superior capacity for repayment of senior short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by many of the following characteristics:

•  Leading market positions in well-established industries.

•  High rates of return on funds employed.

•  Conservative capitalization structures with moderate reliance on debt and ample asset protection.

•  Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

•  Well-established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2 Issuers rated Prime-2 (or supporting institutions) have a strong capacity for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

PRIME-3 Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

S&P'S DESCRIPTION OF ITS THREE HIGHEST SHORT-TERM DEBT RATINGS

A-1  This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to have extremely strong safety characteristics are denoted with a plus sign (+).

A-2  Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."

A-3  Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

FITCH'S DESCRIPTION OF ITS THREE HIGHEST SHORT-TERM DEBT RATINGS

F1  Highest credit quality. Indicates the best capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2  Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3  Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near term adverse changes could result in a reduction to non-investment grade.

SEI INSTITUTIONAL INVESTMENTS TRUST

PART C. OTHER INFORMATION

Item 23.  Exhibits:

(a)  Registrant's Declaration of Trust is incorporated herein by reference to Exhibit (1) of Registrant's Registration Statement on Form N-1A (File No. 33-58041), filed with the Securities and Exchange Commission ("SEC") on March 10, 1995.

(b)  Amended By-Laws, dated June 17, 2004, are herein incorporated by reference to Exhibit (b) of Post-Effective Amendment No. 17 to Registrant's Registration Statement on Form N-1A (File No. 33-58041), filed with the SEC on July 9, 2004.

(c)  Not Applicable.

(d)(1)  Investment Advisory Agreement between the Trust and SEI Investments Management Corporation ("SIMC") (formerly "SEI Financial Management Corporation") as previously filed with Registrant's Pre-Effective Amendment No. 2 on Form N-1A (File No. 33-58041), filed with the SEC on June 7, 1996 is herein incorporated by reference to Exhibit (5)(a) of Post-Effective Amendment No. 2, filed with the SEC on September 29, 1997.

(d)(2)  Schedule B to the Investment Advisory Agreement between the Trust and SIMC is herein incorporated by reference to Exhibit (d)(2) of Post-Effective Amendment No. 18 to Registrant's Registration Statement on Form N-1A (File No. 33-58041), filed with the SEC on September 23, 2004.

(d)(3)  Investment Sub-Advisory Agreement between SIMC and BlackRock Financial Management, Inc. with respect to the Core Fixed Income Fund as previously filed with Registrant's Pre-Effective Amendment No. 1 on Form N-1A (File No. 33-58041), filed with the SEC on April 26, 1996 is herein incorporated by reference to Exhibit (5)(g) of Post-Effective Amendment No. 2, filed with the SEC on September 29, 1997.

(d)(4)  Investment Sub-Advisory Agreement between SIMC and LSV Asset Management with respect to the Trust's Large Cap and Small Cap Funds as previously filed with Registrant's Pre-Effective Amendment No. 1 on Form N-1A (File No. 33-58041), filed with the SEC on April 26, 1996 is herein incorporated by reference to Exhibit (5)(k) of Post-Effective Amendment No. 2, filed with the SEC on September 29, 1997.

(d)(5)  Investment Sub-Advisory Agreement between SIMC and Western Asset Management Company with respect to the Core Fixed Income Fund as previously filed with Registrant's Pre-Effective Amendment No. 1 on Form N-1A (File No. 33-58041), filed with the SEC on April 26, 1996 is herein incorporated by reference to Exhibit (5)(u) of Post-Effective Amendment No. 2, filed with the SEC on September 29, 1997.

(d)(6)  Schedule B dated January 1, 1997 to the Investment Sub-Advisory Agreement dated June 14, 1996 between SIMC and LSV Asset Management with respect to the Large Cap and Small Cap Value Funds is incorporated by reference to Exhibit (5)(ee) of Registrant's Registration Statement on Form N-1A (File No. 33-58041), filed with the SEC on September 29, 1997.

(d)(7)  Investment Sub-Advisory Agreement between SIMC and Capital Guardian Trust Company with respect to the International Equity Fund is herein incorporated by reference to Exhibit (5)(ii) of Post-Effective Amendment No. 3 to Registrant's Registration Statement on Form N-1A (File No. 33-58041), filed with the SEC on September 25, 1998.

(d)(8)  Assignment and Assumption Agreement dated June 26, 2002 and Consent dated June 28, 2002 between SIMC and BlackRock Advisors, Inc. is herein incorporated by reference to Exhibit (d)(12) of Post-Effective Amendment No. 10 to Registrant's Registration Statement on Form N-1A (File No. 33-58041), filed with the SEC on September 30, 2002.

(d)(9)  Investment Sub-Advisory Agreement between SIMC and Artisan Partners Limited Partnership with respect to the Small Cap Fund is herein incorporated by reference to Exhibit (d)(43) of Post-Effective Amendment No. 4 to Registrant's Registration Statement on Form N-1A (File No. 33-58041), filed with the SEC on July 16, 1999.

(d)(10)  Investment Sub-Advisory Agreement between SIMC and Nomura Corporate Research and Asset Management Inc. with respect to the High Yield Bond Fund is herein incorporated by reference to Exhibit (d)(45) of Post-Effective Amendment No. 7 to Registrant's Registration Statement on Form N-1A (File No. 33-58041), filed with the SEC on September 28, 2001.

(d)(11)  Investment Sub-Advisory Agreement between SIMC and Security Capital Research & Management Incorporated with respect to the Small Cap Fund is herein incorporated by reference to Exhibit (d)(46) of Post-Effective Amendment No. 5 to Registrant's Registration Statement on Form N-1A (File No. 33-58041), filed with the SEC on September 28, 1999.

(d)(12)  Investment Sub-Advisory Agreement between SIMC and The Boston Company Asset Management LLC with respect to the Emerging Markets Equity Fund is herein incorporated by reference to Exhibit (d)(12) of Post-Effective Amendment No. 17 to Registrant's Registration Statement on Form N-1A (File No. 33-58041), filed with the SEC on July 9, 2004.

(d)(13)  Investment Sub-Advisory Agreement between SIMC and McKinley Capital Management Inc. with respect to the Small Cap Fund is herein incorporated by reference to Exhibit (d)(52) of Post-Effective Amendment No. 6 to Registrant's Registration Statement on Form N-1A (File No. 33-58041), filed with the SEC on September 27, 2000.

(d)(14)  Investment Sub-Advisory Agreement between SIMC and David J. Greene & Company, LLC with respect to the Small Cap Fund is herein incorporated by reference to Exhibit (d)(53) of Post-Effective Amendment No. 7 to Registrant's Registration Statement on Form N-1A (File No. 33-58041), filed with the SEC on September 28, 2001.

(d)(15)  Investment Sub-Advisory Agreement between SIMC and Morgan Stanley Investment Management Inc. with respect to the International Equity Fund is herein incorporated by reference to Exhibit (d)(56) of Post-Effective Amendment No. 7 to Registrant's Registration Statement on Form N-1A (File No. 33-58041), filed with the SEC on September 28, 2001.

(d)(16)  Investment Sub-Advisory Agreement between SIMC and Peregrine Capital Management Inc. with respect to the Large Cap and Large Cap Growth Funds is herein incorporated by reference to Exhibit (d)(57) of Post-Effective Amendment No. 7 to Registrant's Registration Statement on Form N-1A (File No. 33-58041), filed with the SEC on September 28, 2001.

(d)(17)  Investment Sub-Advisory Agreement between SIMC and Sanford C. Bernstein & Co., LLC, as revised October 2, 2000, with respect to the Large Cap and Large Cap Value Funds is herein incorporated by reference to Exhibit (d)(58) of Post-Effective Amendment No. 7 to Registrant's Registration Statement on Form N-1A (File No. 33-58041), filed with the SEC on September 28, 2001.

(d)(18)  Investment Sub-Advisory Agreement dated March 19, 2002 between SIMC and Barclays Global Fund Advisors, with respect to the Large Cap Index, Large Cap Value Index, and Large Cap Growth Index Funds, is herein incorporated by reference to Exhibit (d)(62) of Post-Effective Amendment No. 9 to Registrant's Registration Statement on Form N-1A (File No. 33-58041), filed with the SEC on March 29, 2002.

(d)(19)  Investment Sub-Advisory Agreement dated March 12, 2002 between SIMC and Montag & Caldwell Inc. with respect to the Large Cap and Large Cap Growth Funds is herein incorporated by reference to Exhibit (d)(63) of Post-Effective Amendment No. 9 to Registrant's Registration Statement on Form N-1A (File No. 33-58041), filed with the SEC on March 29, 2002.

(d)(20)  Investment Sub-Advisory Agreement dated March 14, 2002, between SIMC and Wellington Management Company, LLP with respect to the Small Cap Fund is herein incorporated by reference to Exhibit (d)(64) of Post-Effective Amendment No. 9 to Registrant's Registration Statement on Form N-1A (File No. 33-58041), filed with the SEC on March 29, 2002.

(d)(21)  Investment Sub-Advisory Agreement between SIMC and Mazama Capital Management, Inc. dated December 13, 1999 with respect to the Small Cap Fund is herein incorporated by reference to Exhibit (d)(36) of Post-Effective Amendment No. 10 to Registrant's Registration Statement on Form N-1A (File No. 33-58041), filed with the SEC on September 30, 2002.

(d)(22)  Investment Sub-Advisory Agreement between SIMC and Metropolitan West Asset Management LLC dated June 26, 2002 with respect to the Core Fixed Income Fund is herein incorporated by reference to Exhibit (d)(37) of Post-Effective Amendment No. 10 to Registrant's Registration Statement on Form N-1A (File No. 33-58041), filed with the SEC on September 30, 2002.

(d)(23)  Form of Investment Sub-Advisory Agreement between SIMC and Fischer Francis Trees & Watts, Inc. with respect to the International Fixed Income Fund is herein incorporated by reference to Exhibit (d)(38) of Post-Effective Amendment No. 10 to Registrant's Registration Statement on Form N-1A (File No. 33-58041), filed with the SEC on September 30, 2002.

(d)(24)  Amendment to Investment Sub-Advisory Agreement between SIMC and Montag & Caldwell, Inc. is herein incorporated by reference to Exhibit (d)(39) of Post-Effective Amendment No. 10 to Registrant's Registration Statement on Form N-1A (File No. 33-58041), filed with the SEC on September 30, 2002.

(d)(25)  Investment Sub-Advisory Agreement between SIMC and Lee Munder Investments, Ltd. with respect to the Small Cap Fund is herein incorporated by reference to Exhibit (d)(36) of Post-Effective Amendment No. 11 to Registrant's Registration Statement on Form N-1A (File No. 33-58041), filed with the SEC on May 16, 2003.

(d)(26)  Investment Sub-Advisory Agreement between SIMC and Martingale Asset Management with respect to the Small Cap Fund is herein incorporated by reference to Exhibit (d)(37) of Post-Effective Amendment No. 11 to Registrant's Registration Statement on Form N-1A (File No. 33-58041), filed with the SEC on May 16, 2003.

(d)(27)  Investment Sub-Advisory Agreement between SIMC and Goldman Sachs Asset Management, L.P. with respect to the Large Cap and Large Cap Growth Funds is herein incorporated by reference to Exhibit (d)(38) of Post-Effective Amendment No. 11 to Registrant's Registration Statement on Form N-1A (File No. 33-58041), filed with the SEC on May 16, 2003.

(d)(28)  Investment Sub-Advisory Agreement between SIMC and Emerging Markets Management, L.L.C. with respect to the Emerging Markets Equity Fund is herein incorporated by reference to Exhibit (d)(39) of Post-Effective Amendment No. 11 to Registrant's Registration Statement on Form N-1A (File No. 33-58041), filed with the SEC on May 16, 2003.

(d)(29)  Investment Sub-Advisory Agreement between SIMC and McKinley Capital Management, Inc. with respect to the Large Cap and Large Cap Growth Funds is herein incorporated by reference to Exhibit (d)(40) of Post-Effective Amendment No. 11 to Registrant's Registration Statement on Form N-1A (File No. 33-58041), filed with the SEC on May 16, 2003.

(d)(30)  Investment Sub-Advisory Agreement between SIMC and Alliance Capital Management L.P. with respect to the Emerging Markets Equity Fund is herein incorporated by reference to Exhibit (d)(42) of Post-Effective Amendment No. 11 to Registrant's Registration Statement on Form N-1A (File No. 33-58041), filed with the SEC on May 16, 2003.

(d)(31)  Investment Sub-Advisory Agreement between SIMC and Aronson+Johnson+Ortiz, LP with respect to the Large Cap Fund is herein incorporated by reference to Exhibit (d)(36) of Post-Effective Amendment No. 12 to Registrant's Registration Statement on Form N-1A (File No. 33-58041), filed with the SEC on July 29, 2003.

(d)(32)  Form of Schedules A and B to the Investment Sub-Advisory Agreement between SIMC and Aronson+Johnson+Oritz, LP with respect to the Large Cap Fund is herein incorporated by reference to Exhibit (d)(32) of Post-Effective Amendment No. 20 to Registrant's Registration Statement on Form N-1A (File No. 33-59041), filed with the SEC on August 1, 2005.

(d)(33)  Investment Sub-Advisory Agreement between SIMC and Franklin Portfolio Associates, LLC with respect to the Large Cap and Large Cap Value Funds is herein incorporated by reference to Exhibit (d)(37) of Post-Effective Amendment No. 12 to Registrant's Registration Statement on Form N-1A (File No. 33-58041), filed with the SEC on July 29, 2003.

(d)(34)  Investment Sub-Advisory Agreement between SIMC and Barclays Global Fund Advisors with respect to the Large Cap Disciplined Equity Fund is herein incorporated by reference to Exhibit (d)(38) of Post-Effective Amendment No. 12 to Registrant's Registration Statement on Form N-1A (File No. 33-58041), filed with the SEC on July 29, 2003.

(d)(35)  Investment Sub-Advisory Agreement between SIMC and Enhanced Investment Technologies, LLC with respect to the Large Cap Disciplined Equity Fund is herein incorporated by reference to Exhibit (d)(38) of Post-Effective Amendment No. 13 to Registrant's Registration Statement on Form N-1A (File No. 33-58041), filed with the SEC on September 30, 2003.

(d)(36)  Form of Schedules A and B to the Investment Sub-Advisory Agreement between SIMC and Enhanced Investment Technologies, LLC with respect to the Core Fixed Income Fund are filed herewith.

(d)(37)  Investment Sub-Advisory Agreement between SIMC and Analytic Investors, Inc. with respect to the Large Cap Disciplined Equity Fund is herein incorporated by reference to Exhibit (d)(40) of Post-Effective Amendment No. 12 to Registrant's Registration Statement on Form N-1A (File No. 33-58041), filed with the SEC on July 29, 2003.

(d)(38)  Investment Sub-Advisory Agreement between SIMC and Prudential Investment Management, Inc. with respect to the Large Cap Disciplined Equity Fund is herein incorporated by reference to Exhibit (d)(41) of Post-Effective Amendment No. 12 to Registrant's Registration Statement on Form N-1A (File No. 33-58041), filed with the SEC on July 29, 2003.

(d)(39)  Assignment and Assumption Agreement between SIMC, Prudential Investment Management, Inc. and Quantitative Management Associates LLC with respect to the Large Cap Disciplined Equity Fund is herein incorporated by reference to Exhibit (d)(39) of Post-Effective Amendment No. 17 to Registrant's Registration Statement on Form N-1A (File No. 33-58041), filed with the SEC on July 9, 2004.

(d)(40)  Investment Sub-Advisory Agreement between SIMC and Delaware Management Company, a series of Delaware Management Business Trust, with respect to the Small Cap and Small/Mid Cap Equity Funds is herein incorporated by reference to Exhibit (d)(42) of Post-Effective Amendment No. 12 to Registrant's Registration Statement on Form N-1A (File No. 33-58041), filed with the SEC on July 29, 2003.

(d)(41)  Schedules A and B dated April 27, 2005 to the Investment Sub-Advisory Agreement between SIMC and Delaware Management Company with respect to the Small Cap, Small/Mid Cap Equity and Large Cap Funds are herein incorporated by reference to Exhibit (d)(40) of Post-Effective Amendment No. 20 to Registrant's Registration Statement on Form N-1A (File No. 33-58041), filed with the SEC on August 1, 2005.

(d)(42)  Investment Sub-Advisory Agreement between SIMC and Mazama Capital Management, Inc. with respect to the Small/Mid Cap Equity Fund is herein incorporated by reference to Exhibit (d)(43) of Post-Effective Amendment No. 12 to Registrant's Registration Statement on Form N-1A (File No. 33-58041), filed with the SEC on July 29, 2003.

(d)(43)  Investment Sub-Advisory Agreement between SIMC and Security Capital Research & Management Incorporated with respect to the Small/Mid Cap Equity Fund is herein incorporated by reference to Exhibit (d)(45) of Post-Effective Amendment No. 12 to Registrant's Registration Statement on Form N-1A (File No. 33-58041), filed with the SEC on July 29, 2003.

(d)(44)  Investment Sub-Advisory Agreement between SIMC and BlackRock Advisors, Inc. with respect to the Small Cap and Small/Mid Cap Equity Funds is herein incorporated by reference to Exhibit (d)(46) of Post-Effective Amendment No. 12 to Registrant's Registration Statement on Form N-1A (File No. 33-58041), filed with the SEC on July 29, 2003.

(d)(45)  Investment Sub-Advisory Agreement between SIMC and Fisher Investments, Inc. with respect to the International Equity Fund is herein incorporated by reference to Exhibit (d)(47) of Post-Effective Amendment No. 12 to Registrant's Registration Statement on Form N-1A (File No. 33-58041), filed with the SEC on July 29, 2003.

(d)(46)  Schedules A and B to the Investment Sub-Advisory Agreement between SIMC and Fisher Investments, Inc. with respect to the International Equity and World Equity Ex-US Funds are herein incorporated by reference to Exhibit (d)(45) of Post-Effective Amendment No. 20 to Registrant's Registration Statement on Form N-1A (File No. 33-58041), filed with the SEC on August 1, 2005.

(d)(47)  Investment Sub-Advisory Agreement between SIMC and Alliance Capital Management, L.P. with respect to the International Equity Fund is herein incorporated by reference to Exhibit (d)(48) of Post-Effective Amendment No. 12 to Registrant's Registration Statement on Form N-1A (File No. 33-58041), filed with the SEC on July 29, 2003.

(d)(48)  Schedules A and B to the Sub-Advisory Agreement between SIMC and Alliance Capital Management, L.P., with respect to the International Equity and World Equity Ex-US Funds are herein incorporated by reference to Exhibit (d)(46) of Post-Effective Amendment No. 18 to Registrant's Registration Statement on Form N-1A (File No. 33-58041), filed with the SEC on September 23, 2004.

(d)(49)  Investment Sub-Advisory Agreement between SIMC and McKinley Capital Management Inc. with respect to the International Equity Fund is herein incorporated by reference to Exhibit (d)(49) of Post-Effective Amendment No. 12 to Registrant's Registration Statement on Form N-1A (File No. 33-58041), filed with the SEC on July 29, 2003.

(d)(50)  Schedules A and B to the Investment Sub-Advisory Agreement between SIMC and McKinley Capital Management Inc. with respect to the International Equity and World Equity Ex-US Funds are herein incorporated by reference to Exhibit (d)(49) of Post-Effective Amendment No. 20 to Registrant's Registration Statement on Form N-1A (File No. 33-58041), filed with the SEC on August 1, 2005.

(d)(51)  Investment Sub-Advisory Agreement between SIMC and Artisan Partners Limited Partnership with respect to the Small/Mid Cap Equity Fund is herein incorporated by reference to Exhibit (d)(47) of Post-Effective Amendment No. 16 to Registrant's Registration Statement on Form N-1A (File No. 33-58041), filed with the SEC on February 5, 2004.

(d)(52)  Investment Sub-Advisory Agreement between SIMC and Citigroup Asset Management Limited with respect to the Emerging Markets Equity Fund is herein incorporated by reference to Exhibit (d)(50) of Post-Effective Amendment No. 14 to Registrant's Registration Statement on Form N-1A (File No. 33-58041), filed with the SEC on November 14, 2003.

(d)(53)  Investment Sub-Advisory Agreement between SIMC and Lee Munder Investments, Ltd. with respect to the Small/Mid Cap Equity Fund is herein incorporated by reference to Exhibit (d)(49) of Post-Effective Amendment No. 16 to Registrant's Registration Statement on Form N-1A (File No. 33-58041), filed with the SEC on February 5, 2004.

(d)(54)  Investment Sub-Advisory Agreement between SIMC and LSV Asset Management with respect to the Small/Mid Cap Equity Fund is herein incorporated by reference to Exhibit (d)(50) of Post-Effective Amendment No. 16 to Registrant's Registration Statement on Form N-1A (File No. 33-58041), filed with the SEC on February 5, 2004.

(d)(55)  Schedules A and B to the Investment Sub-Advisory Agreement between SIMC and Martingale Asset Management, L.P. with respect to the Small Cap and Small/Mid Cap Equity Funds are herein incorporated by reference to Exhibit (d)(51) of Post-Effective Amendment No. 16 to Registrant's Registration Statement on Form N-1A (File No. 33-58041), filed with the SEC on February 5, 2004.

(d)(56)  Investment Sub-Advisory Agreement between SIMC and Wellington Management Company LLP with respect to the Small/Mid Cap Equity Fund is herein incorporated by reference to Exhibit (d)(52) of Post-Effective Amendment No. 16 to Registrant's Registration Statement on Form N-1A (File No. 33-58041), filed with the SEC on February 5, 2004.

(d)(57)  Investment Sub-Advisory Agreement between SIMC and Wells Capital Management, Inc. with respect to the Core Fixed Income Fund is herein incorporated by reference to Exhibit (d)(55) of Post-Effective Amendment No. 14 to Registrant's Registration Statement on Form N-1A (File No. 33-58041), filed with the SEC on November 14, 2003.

(d)(58)  Assumption Agreement dated March 28, 2003 between Goldman, Sachs & Co. and Goldman Sachs Asset Management, L.P. with respect to the Large Cap and the Large Cap Growth Funds is herein incorporated by reference to Exhibit (d)(55) of Post-Effective Amendment No. 13 to Registrant's Registration Statement on Form N-1A (File No. 33-58041), filed with the SEC on September 30, 2003.

(d)(59)  Investment Sub-Advisory Agreement between SIMC and ING Ghent Asset Management LLC with respect to the High Yield Bond Fund is herein incorporated by reference to Exhibit (d)(55) of Post-Effective Amendment No. 17 to Registrant's Registration Statement on Form N-1A (File No. 33-58041), filed with the SEC on July 9, 2004.

(d)(60)  Form of Schedules A and B to the Investment Sub-Advisory Agreement between SIMC and ING Investment Management, Inc. with respect to the Core Fixed Income Fund is filed herewith.

(d)(61)  Investment Sub-Advisory Agreement between SIMC and Metropolitan West Asset Management LLC with respect to the High Yield Bond Fund is herein incorporated by reference to Exhibit (d)(57) of Post-Effective Amendment No. 16 to Registrant's Registration Statement on Form N-1A (File No. 33-58041), filed with the SEC on February 5, 2004.

(d)(62)  Investment Sub-Advisory Agreement between SIMC and Metropolitan West Asset Management LLC with respect to the Long Duration and Extended Duration Bond Funds is herein incorporated by reference to Exhibit (d)(58) of Post-Effective Amendment No. 17 to Registrant's Registration Statement on Form N-1A (File No. 33-58041), filed with the SEC on July 9, 2004.

(d)(63)  Investment Sub-Advisory Agreement between SIMC and Integrity Asset Management, LLC with respect to the Small/Mid Cap Equity Fund is herein incorporated by reference to Exhibit (d)(59) of Post-Effective Amendment No. 17 to Registrant's Registration Statement on Form N-1A (File No. 33-58041), filed with the SEC on July 9, 2004.

(d)(64)  Investment Sub-Advisory Agreement between SIMC and Rexiter Capital Management Limited with respect to the Emerging Markets Equity Fund is herein incorporated by reference to Exhibit (d)(62) of Post-Effective Amendment No. 18 to Registrant's Registration Statement on Form N-1A (File No. 33-58041), filed with the SEC on September 23, 2004.

(d)(65)  Schedules A and B to the Investment Sub-Advisory Agreement between SIMC and Rexiter Capital Management Limited with respect to the Emerging Markets Equity and World Equity Ex-US Funds are herein incorporated by reference to Exhibit (d)(63) of Post-Effective Amendment No. 20 to Registrant's Registration Statement on Form N-1A (File No. 33-58041), filed with the SEC on August 1, 2005.

(d)(66)  Form of Investment Sub-Advisory Agreement between SIMC and Acadian Asset Management Inc. with respect to the World Equity Ex-US Fund is herein incorporated by reference to Exhibit (d)(64) of Post-Effective Amendment No. 18 to Registrant's Registration Statement on Form N-1A (File No. 33-58041), filed with the SEC on September 23, 2004.

(d)(67)  Form of Investment Sub-Advisory Agreement between SIMC and Capital Guardian Trust Company with respect to the World Equity Ex-US Fund is herein incorporated by reference to Exhibit (d)(65) of Post-Effective Amendment No. 18 to Registrant's Registration Statement on Form N-1A (File No. 33-58041), filed with the SEC on September 23, 2004.

(d)(68)  Form of Investment Sub-Advisory Agreement between SIMC and Bridgewater Associates, Inc. with respect to the International Fixed Income and the Large Cap Disciplined Equity Funds is herein incorporated by reference to Exhibit (d)(66) of Post-Effective Amendment No. 20 to Registrant's Registration Statement on Form N-1A (File No. 33-58041), filed with the SEC on August 1, 2005.

(d)(69)  Investment Sub-Advisory Agreement between SIMC and Fuller & Thaler Asset Management, Inc. with respect to the International Equity and World Equity Ex-US Funds is herein incorporated by reference to Exhibit (d)(67) of Post-Effective Amendment No. 20 to Registrant's Registration Statement on Form N-1A (File No. 33-58041), filed with the SEC on August 1, 2005.

(d)(70)  Schedules A and B dated June 30, 2005 to the Investment Sub-Advisory Agreement between SIMC and Quantitative Management Associates LLC with respect to the International Equity and World Equity Ex-US Funds are herein incorporated by reference to Exhibit (d)(68) of Post-Effective Amendment No. 20 to Registrant's Registration Statement on Form N-1A (File No. 33-58041), filed with the SEC on August 1, 2005.

(d)(71)  Form of Investment Sub-Advisory Agreement between SIMC and Smith Breeden Associates, Inc. with respect to the Large Cap Disciplined Equity Fund is herein incorporated by reference to Exhibit (d)(69) of Post-Effective Amendment No. 20 to Registrant's Registration Statement on Form N-1A (File No. 33-58041), filed with the SEC on August 1, 2005.

(d)(72)  Amendment to Investment Sub-Advisory Agreement between SIMC and Alliance Capital Management, L.P. with respect to the Emerging Markets Equity Fund is herein incorporated by reference to Exhibit (d)(56) of Post-Effective Amendment No. 13 to Registrant's Registration Statement on Form N-1A (File No. 33-58041), filed with the SEC on September 30, 2003.

(d)(73)  Amendment to Investment Sub-Advisory Agreement between SIMC and Artisan Partners Limited Partnership with respect to the Small Cap Fund is herein incorporated by reference to Exhibit (d)(57) of Post-Effective Amendment No. 13 to Registrant's Registration Statement on Form N-1A (File No. 33-58041), filed with the SEC on September 30, 2003.

(d)(74)  Amendment to Investment Sub-Advisory Agreement between SIMC and Barclays Global Fund Advisors with respect to the Large Cap Index, Large Cap Value Index, and Large Cap Growth Index Funds is herein incorporated by reference to Exhibit (d)(58) of Post-Effective Amendment No. 13 to Registrant's Registration Statement on Form N-1A (File No. 33-58041), filed with the SEC on September 30, 2003.

(d)(75)  Amendment to Investment Sub-Advisory Agreement between SIMC and BlackRock Advisors, Inc. with respect to the Core Fixed Income Fund is herein incorporated by reference to Exhibit (d)(59) of Post-Effective Amendment No. 13 to Registrant's Registration Statement on Form N-1A (File No. 33-58041), filed with the SEC on September 30, 2003.

(d)(76)  Amendment to Investment Sub-Advisory Agreement between SIMC and The Boston Company Asset Management LLC with respect to the Emerging Markets Equity Fund is herein incorporated by reference to Exhibit (d)(60) of Post-Effective Amendment No. 13 to Registrant's Registration Statement on Form N-1A (File No. 33-58041), filed with the SEC on September 30, 2003.

(d)(77)  Amendment to Investment Sub-Advisory Agreement between SIMC and Capital Guardian Trust Company with respect to the International Equity Fund is herein incorporated by reference to Exhibit (d)(61) of Post-Effective Amendment No. 13 to Registrant's Registration Statement on Form N-1A (File No. 33-58041), filed with the SEC on September 30, 2003.

(d)(78)  Amendment to Investment Sub-Advisory Agreement between SIMC and David J. Greene and Company, LLC with respect to the Small Cap Fund is herein incorporated by reference to Exhibit (d)(62) of Post-Effective Amendment No. 13 to Registrant's Registration Statement on Form N-1A (File No. 33-58041), filed with the SEC on September 30, 2003.

(d)(79)  Amendment to Investment Sub-Advisory Agreement between SIMC and Emerging Markets Management, L.L.C. with respect to the Emerging Markets Equity Fund is herein incorporated by reference to Exhibit (d)(63) of Post-Effective Amendment No. 13 to Registrant's Registration Statement on Form N-1A (File No. 33-58041), filed with the SEC on September 30, 2003.

(d)(80)  Amendment to Investment Sub-Advisory Agreement between SIMC and Goldman Sachs Asset Management, L.P. with respect to the Large Cap and Large Cap Growth Funds is herein incorporated by reference to Exhibit (d)(64) of Post-Effective Amendment No. 13 to Registrant's Registration Statement on Form N-1A (File No. 33-58041), filed with the SEC on September 30, 2003.

(d)(81)  Amendment to Investment Sub-Advisory Agreement between SIMC and Lee Munder Investments, Ltd. with respect to the Small Cap Fund is herein incorporated by reference to Exhibit (d)(65) of Post-Effective Amendment No. 13 to Registrant's Registration Statement on Form N-1A (File No. 33-58041), filed with the SEC on September 30, 2003.

(d)(82)  Amendment to Investment Sub-Advisory Agreement between SIMC and LSV Asset Management with respect to the Large Cap, Large Cap Value and Small Cap Funds is herein incorporated by reference to Exhibit (d)(66) of Post-Effective Amendment No. 13 to Registrant's Registration Statement on Form N-1A (File No. 33-58041), filed with the SEC on September 30, 2003.

(d)(83)  Amendment to Investment Sub-Advisory Agreement between SIMC and Martingale Asset Management, L.P. with respect to the Small Cap Fund is herein incorporated by reference to Exhibit (d)(67) of Post-Effective Amendment No. 13 to Registrant's Registration Statement on Form N-1A (File No. 33-58041), filed with the SEC on September 30, 2003.

(d)(84)  Amendment to Investment Sub-Advisory Agreement between SIMC and Mazama Capital Management, L.P. with respect to the Small Cap Fund is herein incorporated by reference to Exhibit (d)(68) of Post-Effective Amendment No. 13 to Registrant's Registration Statement on Form N-1A (File No. 33-58041), filed with the SEC on September 30, 2003.

(d)(85)  Amendment to Investment Sub-Advisory Agreement between SIMC and McKinley Capital Management with respect to the Small Cap Fund is herein incorporated by reference to Exhibit (d)(70) of Post-Effective Amendment No. 13 to Registrant's Registration Statement on Form N-1A (File No. 33-58041), filed with the SEC on September 30, 2003.

(d)(86)  Amendment to Investment Sub-Advisory Agreement between SIMC and Metropolitan West Asset Management with respect to the Core Fixed Income Fund is herein incorporated by reference to Exhibit (d)(71) of Post-Effective Amendment No. 13 to Registrant's Registration Statement on Form N-1A (File No. 33-58041), filed with the SEC on September 30, 2003.

(d)(87)  Amendment to Investment Sub-Advisory Agreement between SIMC and Montag & Caldwell, Inc. with respect to the Large Cap and Large Cap Growth Funds is herein incorporated by reference to Exhibit (d)(72) of Post-Effective Amendment No. 13 to Registrant's Registration Statement on Form N-1A (File No. 33-58041), filed with the SEC on September 30, 2003.

(d)(88)  Amendment to Investment Sub-Advisory Agreement between SIMC and Morgan Stanley Investment Management Inc. with respect to the International Equity Fund is herein incorporated by reference to Exhibit (d)(73) of Post-Effective Amendment No. 13 to Registrant's Registration Statement on Form N-1A (File No. 33-58041), filed with the SEC on September 30, 2003.

(d)(89)  Amendment to Investment Sub-Advisory Agreement between SIMC and Nomura Corporate Research and Asset Management Inc. with respect to the High Yield Bond Fund is herein incorporated by reference to Exhibit (d)(75) of Post-Effective Amendment No. 13 to Registrant's Registration Statement on Form N-1A (File No. 33-58041), filed with the SEC on September 30, 2003.

(d)(90)  Amendment to Investment Sub-Advisory Agreement between SIMC and Peregrine Capital Management, Inc. with respect to the Large Cap and Large Cap Growth Funds is herein incorporated by reference to Exhibit (d)(76) of Post-Effective Amendment No. 13 to Registrant's Registration Statement on Form N-1A (File No. 33-58041), filed with the SEC on September 30, 2003.

(d)(91)  Amendment to Investment Sub-Advisory Agreement between SIMC and Sanford C. Bernstein & Co., LLC with respect to the Large Cap and Large Cap Value Funds is herein incorporated by reference to Exhibit (d)(78) of Post-Effective Amendment No. 13 to Registrant's Registration Statement on Form N-1A (File No. 33-58041), filed with the SEC on September 30, 2003.

(d)(92)  Amendment to Investment Sub-Advisory Agreement between SIMC and Security Capital Research & Management Incorporated with respect to the Small Cap Fund is herein incorporated by reference to Exhibit (d)(79) of Post-Effective Amendment No. 13 to Registrant's Registration Statement on Form N-1A (File No. 33-58041), filed with the SEC on September 30, 2003.

(d)(93)  Amendment to Investment Sub-Advisory Agreement between SIMC and Wellington Management Company, LLP with respect to the Small Cap Fund is herein incorporated by reference to Exhibit (d)(82) of Post-Effective Amendment No. 13 to Registrant's Registration Statement on Form N-1A (File No. 33-58041), filed with the SEC on September 30, 2003.

(d)(94)  Amendment to Investment Sub-Advisory Agreement between SIMC and Western Asset Management Company with respect to the Core Fixed Income Fund is herein incorporated by reference to Exhibit (d)(83) of Post-Effective Amendment No. 13 to Registrant's Registration Statement on Form N-1A (File No. 33-58041), filed with the SEC on September 30, 2003.

(d)(95)  Form of Amended Schedule A to the Investment Sub-Advisory Agreement between SIMC and Western Asset Management Company is filed herewith.

(d)(96)  Schedule C to Investment Sub-Advisory Agreement between SIMC and LSV Asset Management with respect to the Large Cap, Large Cap Value, and Small Cap Funds is herein incorporated by reference to Exhibit (d)(85) of Post-Effective Amendment No. 14 to Registrant's Registration Statement on Form N-1A (File No. 33-58041), filed with the SEC on November 14, 2003.

(d)(97)  Form of Investment Sub-Advisory Agreement between SIMC and Ashmore Investment Management Limited with respect to the Emerging Markets Equity Fund is filed herewith.

(d)(98)  Form of Investment Sub-Advisory Agreement between SIMC and J.P. Morgan Investment Management, Inc. with respect to the High Yield Bond Fund is filed herewith.

(d)(99)  Form of Investment Sub-Advisory Agreement between SIMC and Western Asset Management Limited with respect to the Core Fixed Income Fund is filed herewith.

(e)(1)  Amended and Restated Distribution Agreement between the Trust and SEI Investments Distribution Co. dated September 16, 2002 is herein incorporated by reference to Exhibit (e) of Post-Effective Amendment No. 10 to Registrant's Registration Statement on Form N-1A (File No. 33-58041), filed with the SEC on September 30, 2002.

(e)(2)  Schedule A to the Distribution Agreement between the Trust and SEI Investments Distribution Co., as amended September 16, 2004, is herein incorporated by reference to Exhibit (e)(2) of Post-Effective Amendment No. 18 to Registrant's Registration Statement on Form N-1A (File No. 33-58041), filed with the SEC on September 23, 2004.

(f)  Not Applicable.

(g)(1)  Custodian Agreement between the Trust and Wachovia Bank, N.A. is herein incorporated by reference to Exhibit (g)(1) of Post-Effective Amendment No. 20 to Registrant's Registration Statement on Form N-1A (File No. 33-58041), filed with the SEC on August 1, 2005.

(g)(2)  Custodian Agreement between the Trust and Brown Brothers Harriman & Co. is herein incorporated by reference to Exhibit (g)(2) of Post-Effective Amendment No. 17 to Registrant's Registration Statement on Form N-1A (File No. 33-58041), filed with the SEC on July 9, 2004.

(h)(1)  Amended and Restated Administration and Transfer Agency Agreement between the Trust and SEI Investments Fund Management dated December 10, 2003 is herein incorporated by reference to Exhibit (h)(1) of Post-Effective Amendment No. 17 to Registrant's Registration Statement on Form N-1A (File No. 33-58041), filed with the SEC on July 9, 2004.

(h)(2)  Schedule D to the Amended and Restated Administration and Transfer Agency Agreement between the Trust and SEI Investments Fund Management, as amended September 16, 2004, is herein incorporated by reference to Exhibit (h)(2) of Post-Effective Amendment No. 18 to Registrant's Registration Statement on Form N-1A (File No. 33-58041), filed with the SEC on September 23, 2004.

(h)(3)  Form of Administrative Services Plan and Agreement between the Trust and the Distributor relating to the Class T Shares is herein incorporated by reference to Exhibit (h)(2) of Post-Effective Amendment No. 10 to Registrant's Registration Statement on Form N-1A (File No. 33-58041), filed with the SEC on September 30, 2002.

(h)(4)  Form of Amended Shareholder Service Plan and Agreement between the Trust and the Distributor relating to the Class T Shares is herein incorporated by reference to Exhibit (h)(3) of Post-Effective Amendment No. 10 to Registrant's Registration Statement on Form N-1A (File No. 33-58041), filed with the SEC on September 30, 2002.

(i)  Opinion and Consent of Counsel is filed herewith.

(j)  Consent of Independent Registered Public Accounting Firm is filed herewith.

(k)  Not Applicable.

(l)  Not Applicable.

(m)  Not Applicable.

(n)  Amended and Restated Rule 18f-3 Multiple Class Plan dated November 14, 2001, as approved September 16, 2002, is herein incorporated by reference to Exhibit (n) of Post-Effective Amendment No. 10 to Registrant's Registration Statement on Form N-1A (File No. 33-58041), filed with the SEC on September 30, 2002.

(o)  Not Applicable.

(p)(1)  The Code of Ethics for SEI Investments Management Corporation is herein incorporated by reference to Exhibit (p)(1) of Post-Effective Amendment No. 49 of SEI Daily Income Trust's Registration Statement on Form N-1A (File Nos. 2-77048 and 811-3451) filed with the SEC on March 29, 2005.

(p)(2)  The Code of Ethics for SEI Investments Distribution Co. is herein incorporated by reference to Exhibit (p)(3) of Post-Effective Amendment No. 49 of SEI Daily Income Trust's Registration Statement on Form N-1A (File Nos. 2-77048 and 811-3451), filed with the SEC on March 29, 2005.

(p)(3)  The Code of Ethics dated 2005 for Alliance Capital Management, L.P. is herein incorporated by reference to Exhibit (p)(3) of Post-Effective Amendment No. 20 to Registrant's Registration Statement on Form N-1A (File No. 33-58041), filed with the SEC on August 1, 2005.

(p)(4)  The Code of Ethics dated 2005 for Artisan Partners Limited Partnership is herein incorporated by reference to Exhibit (p)(4) of Post-Effective Amendment No. 20 to Registrant's Registration Statement on Form N-1A (File No. 33-58041), filed with the SEC on August 1, 2005.

(p)(5)  The Code of Ethics for Barclays Global Fund Advisors is herein incorporated by reference to Exhibit (p)(5) of Post-Effective Amendment No. 20 to Registrant's Registration Statement on Form N-1A (File No. 33-58041), filed with the SEC on August 1, 2005.

(p)(6)  The Code of Ethics for BlackRock Advisors, Inc. is filed herewith.

(p)(7)  The Code of Ethics for The Boston Company Asset Management LLC is filed herewith.

(p)(8)  The Code of Ethics for Capital Guardian Trust Company dated 2004 is herein incorporated by reference to Exhibit (p)(8) of Post-Effective Amendment No. 18 to Registrant's Registration Statement on Form N-1A (File No. 33-58041), filed with the SEC on September 23, 2004.

(p)(9)  The Code of Ethics for Citigroup Asset Management Limited is herein incorporated by reference to Exhibit (p)(9) of Post-Effective Amendment No. 13 to Registrant's Registration Statement on Form N-1A (File No. 33-58041), filed with the SEC on September 30, 2003.

(p)(10)  The Code of Ethics for David J. Greene and Company, LLC is herein incorporated by reference to Exhibit (p)(24) of Post-Effective Amendment No. 34 of SEI Institutional Managed Trust's Registration Statement on Form N-1A (File No. 33-9504), filed with the SEC on July 14, 2000 (Accession #0000912057-00-032065).

(p)(11)  The Code of Ethics for Emerging Markets Management, L.L.C. is herein incorporated by reference to Exhibit (p)(11) of Post-Effective Amendment No. 20 to Registrant's Registration Statement on Form N-1A (File No. 33-58041), filed with the SEC on August 1, 2005.

(p)(12)  The Code of Ethics for Fischer Francis Trees & Watts, Inc. dated 2003 is herein incorporated by reference to Exhibit (p)(12) of Post-Effective Amendment No. 17 to Registrant's Registration Statement on Form N-1A (File No. 33-58041), filed with the SEC on July 9, 2004.

(p)(13)  The Code of Ethics for Goldman Sachs Asset Management, L.P. is herein incorporated by reference to Exhibit (p)(13) of Post-Effective Amendment No. 20 to Registrant's Registration Statement on Form N-1A (File No. 33-58041), filed with the SEC on August 1, 2005.

(p)(14)  The Code of Ethics for Lee Munder Investments, Ltd. dated 2005 is herein incorporated by reference to Exhibit (p)(14) of Post-Effective Amendment No. 20 to Registrant's Registration Statement on Form N-1A (File No. 33-58041), filed with the SEC on August 1, 2005.

(p)(15)  The Code of Ethics for LSV Asset Management L.P. is herein incorporated by reference to Exhibit (p)(15) of Post-Effective Amendment No. 20 to Registrant's Registration Statement on Form N-1A (File No. 33-58041), filed with the SEC on August 1, 2005.

(p)(16)  The Code of Ethics for Martingale Asset Management, L.P. is filed herewith.

(p)(17)  The Code of Ethics for Mazama Capital Management, Inc. is herein incorporated by reference to Exhibit (p)(17) of Post-Effective Amendment No. 20 to Registrant's Registration Statement on Form N-1A (File No. 33-58041), filed with the SEC on August 1, 2005.

(p)(18)  The Code of Ethics for McKinley Capital Management Inc. dated 2005 is herein incorporated by reference to Exhibit (p)(18) of Post-Effective Amendment No. 20 to Registrant's Registration Statement on Form N-1A (File No. 33-58041), filed with the SEC on August 1, 2005.

(p)(19)  The Code of Ethics for Metropolitan West Asset Management LLC dated 2005 is filed herewith.

(p)(20)  The Code of Ethics for Montag & Caldwell, Inc. dated 2005 is herein incorporated by reference to Exhibit (p)(20) of Post-Effective Amendment No. 20 to Registrant's Registration Statement on Form N-1A (File No. 33-58041), filed with the SEC on August 1, 2005.

(p)(21)  The Code of Ethics for Morgan Stanley Investment Management Inc. is herein incorporated by reference to Exhibit (p)(5) of Post-Effective Amendment No. 35 to SEI Institutional International Trust's Registration Statement on Form N-1A (File Nos. 811-5601 and 33-22821), filed with the SEC on November 29, 2004.

(p)(22)  The Code of Ethics for Nomura Corporate Resesarch & Asset Management Inc. is herein incorporated by reference to Exhibit (p)(22) of Post-Effective Amendment No. 20 to Registrant's Registration Statement on Form N-1A (File No. 33-58041), filed with the SEC on August 1, 2005.

(p)(23)  The Code of Ethics for Peregrine Capital Management Inc. dated 2004 is herein incorporated by reference to Exhibit (p)(22) of Post-Effective Amendment No. 18 to Registrant's Registration Statement on Form N-1A (File No. 33-58041), filed with the SEC on September 23, 2004.

(p)(24)  The Code of Ethics dated 2004 for Security Capital Research & Management Incorporated is filed herewith.

(p)(25)  The Code of Ethics for Wellington Management Company, LLP dated 2005 is herein incorporated by reference to Exhibit (p)(4) of Post-Effective Amendment No. 49 to SEI Daily Income Trust's Registration Statement on Form N-1A (File Nos. 2-77048 and 811-3451), filed with the SEC on March 29, 2005.

(p)(26)  The Code of Ethics for Wells Capital Management, Inc. is filed herewith.

(p)(27)  The Code of Ethics dated 2005 for Western Asset Management Company is herein incorporated by reference to Exhibit (p)(27) of Post-Effective Amendment No. 20 to Registrant's Registration Statement on Form N-1A (File No. 33-58041), filed with the SEC on August 1, 2005.

(p)(28)  The Code of Ethics for Aronson+Johnson+Ortiz, LP is herein incorporated by reference to Exhibit (p)(23) of Post-Effective Amendment No. 42 to SEI Institutional Managed Trust's Registration Statement on Form N-1A (File Nos. 33-9504 and 811-4878), filed with the SEC on January 29, 2004.

(p)(29)  The Code of Ethics for Franklin Portfolio Associates, LLC is herein incorporated by reference to Exhibit (p)(33) of Post-Effective Amendment No. 12 to Registrant's Registration Statement on Form N-1A (File No. 33-58041), filed with the SEC on July 29, 2003.

(p)(30)  The Code of Ethics for Enhanced Investment Technologies, LLC is herein incorporated by reference to Exhibit (p)(25) of Post-Effective Amendment No. 43 to SEI Institutional Managed Trust's Registration Statement on Form N-1A (File Nos. 33-9504 and 811-4878), filed with the SEC on November 29, 2004.

(p)(31)  The Code of Ethics for Analytic Investors, Inc. is herein incorporated by reference to Exhibit (p)(31) of Post-Effective Amendment No. 20 to Registrant's Registration Statement on Form N-1A (File No. 33-58041), filed with the SEC on August 1, 2005.

(p)(32)  The Code of Ethics for Quantitative Management Associates, LLC is herein incorporated by reference to Exhibit (p)(33) of Post-Effective Amendment No. 17 to Registrant's Registration Statement on Form N-1A (File No. 33-58041), filed with the SEC on July 9, 2004.

(p)(33)  The Code of Ethics for Delaware Management Company, a series of Delaware Management Business Trust, is herein incorporated by reference to Exhibit (p)(33) of Post-Effective Amendment No. 20 to Registrant's Registration Statement on Form N-1A (File No. 33-58041), filed with the SEC on August 1, 2005.

(p)(34)  The Code of Ethics for Fisher Investments, Inc. dated 2003 is herein incorporated by reference to Exhibit (p)(8) of Post-Effective Amendment No. 38 to SEI Institutional International Trust's Registration Statement on Form N-1A (File No. 33-22821), filed with the SEC on November 29, 2004.

(p)(35)   The Code of Ethics for ING Investment Management Co. is herein incorporated by reference to Exhibit (p)(35) of Post-Effective Amendment No. 20 to Registrant's Registration Statement on Form N-1A (File No. 33-58041), filed with the SEC on August 1, 2005.

(p)(36)  The Code of Ethics for Integrity Asset Management, LLC is herein incorporated by reference to Exhibit (p)(39) of Post-Effective Amendment No. 17 to Registrant's Registration Statement on Form N-1A (File No. 33-58041), filed with the SEC on July 9, 2004.

(p)(37)  The Code of Ethics for Rexiter Capital Management Limited is herein incorporated by reference to Exhibit (p)(37) of Post-Effective Amendment No. 20 to Registrant's Registration Statement on Form N-1A (File No. 33-58041), filed with the SEC on August 1, 2005.

(p)(38)  The Code of Ethics for Acadian Asset Management Inc. is herein incorporated by reference to Exhibit (p)(41) of Post-Effective Amendment No. 18 to Registrant's Registration Statement on Form N-1A (File No. 33-58041), filed with the SEC on September 23, 2004.

(p)(39)  The Code of Ethics for Bridgewater Associates, Inc. is herein incorporated by reference to Exhibit (p)(16) of Post-Effective Amendment No. 39 to SEI Institutional International Trust's Registration Statement on Form N-1A (File No. 33-22821), filed with the SEC on January 28, 2005.

(p)(40)  The Code of Ethics for Fuller & Thaler Asset Management, Inc. is herein incorporated by reference to Exhibit (p)(40) of Post-Effective Amendment No. 20 to Registrant's Registration Statement on Form N-1A (File No. 33-58041), filed with the SEC on August 1, 2005.

(p)(41)  The Code of Ethics for Smith Breeden Associates, Inc. is herein incorporated by reference to Exhibit (p)(41) of Post-Effective Amendment No. 20 to Registrant's Registration Statement on Form N-1A (File No. 33-58041), filed with the SEC on August 1, 2005.

(p)(42)  The Code of Ethics for J.P. Morgan Investment Management Inc. is filed herewith.

(p)(43)  The Code of Ethics for Ashmore Investment Management Limited is herein incorporated by reference to Exhibit (p)(9) of Post-Effective Amendment No. 37 to SEI Institutional International Trust's Registration Statement on Form N-1A (File No. 33-22821 and 811-5601), filed with the SEC on January 29, 2004.

(q)(1)  Powers of Attorney for Robert A. Nesher, William M. Doran, George J. Sullivan, Jr., F. Wendell Gooch, Rosemarie B. Greco, Pedro A. Rodriguez, Nina Lesavoy, James M. Storey and Edward D. Loughlin are herein incorporated by reference to Exhibit (q) of Post-Effective Amendment No. 40 to SEI Institutional Managed Trust's Registration Statement on Form N-1A (File No. 33-9504), filed with the SEC on November 12, 2003.

(q)(2)  Power of Attorney for James M. Williams is herein incorporated by reference to Exhibit (q)(2) of Post-Effective Amendment No. 38 to SEI Institutional International Trust's Registration Statement on Form N-1A (File Nos. 33-22821 and 811-5601), filed with the SEC on November 29, 2004.

Item 24.

See the Prospectus and Statement of Additional Information filed herewith regarding the Trust's control relationships. The Administrator is a subsidiary of SEI Investments Company which also controls the Distributor of the Registrant, SEI Investments Distribution Co., and other corporations engaged in providing various financial and record keeping services, primarily to bank trust departments, pension plan sponsors, and investment managers.

Item 25.  Indemnification:

Article VIII of the Agreement and Declaration of Trust is filed as Exhibit 1 to the Registration Statement. Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, directors, officers and controlling persons of the Registrant by the Registrant pursuant to the Declaration of Trust or otherwise, the Registrant is aware that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and, therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by trustees, directors, officers or controlling persons of the Registrant in connection with the successful defense of any act, suite or proceeding) is asserted by such trustees, directors, officers or controlling persons in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issues.

Item 26.  Business and Other Connections of the Investment Adviser and Sub-Advisers:

The following tables describe other business, profession, vocation, or employment of a substantial nature in which each director or principal officer of the adviser and each sub-adviser is or has been, at any time during the last two fiscal years, engaged for his own account or in the capacity of director, officer, employee, partner or trustee. The adviser and each sub-adviser's table was provided to the Registrant by the adviser or respective sub-adviser for inclusion in this Registration Statement.

Acadian Asset Management Inc.

Acadian Asset Management Inc. ("Acadian") is a sub-adviser for the Registrant's World Equity Ex-US Fund. The principal business address of Acadian is One Post Office Square, Boston, Massachusetts 02109. Acadian is an investment adviser registered under the Investment Advisers Act of 1940 (the "Advisers Act").

Name and Position With Investment Adviser	Name of Other Company	Connection With Other Company
Gary L. Bergstrom, Chairman	-	-
Ronald D. Frashure, President	-	-
Churchill G. Franklin, Executive Vice President	-	-
John R. Chisholm, Executive Vice President	-	-
Scott Powers	Old Mutual Asset Managers (U.S.)	CEO

Alliance Capital Management L.P.

Alliance Capital Management L.P. ("Alliance Capital") is a sub-adviser for the Registrant's Emerging Markets Equity, International Equity and World Equity Ex-US Funds and Alliance Capital's investment unit of Sanford C. Bernstein & Co., LLC ("Bernstein"), a wholly-owned subsidiary and an investment unit of Alliance Capital, serves as a Sub-Adviser to a portion of the assets of the Large Cap Fund. The principal business address of Alliance Capital is 1345 Avenue of the Americas, New York, New York 10105. Alliance Capital and Bernstein are investment advisers registered under the Advisers Act.

Name and Position With Investment Adviser	Name of Other Company	Connection With Other Company
Lewis A. Sanders Chairman of the Board, Chief Investment Officer/ Director	ACMC	Chairman of the Board and Chief Executive Officer/ Director
Henri de Castries Director	AXA AELIC AXA Financial	Chairman, Management Board Director Chairman of the Board
Christopher M. Condron Director	AXA AELIC AXA Financial	Member of the Management Board Chairman, Chief Executive Officer Director, President & Chief Executive Officer
Denis Duverne Director	AXA AELIC	Chief Financial Officer Director
Mark R. Manley Senior Vice President and Chief Compliance Officer	ACMC	Senior Vice President and Chief Compliance Officer
Seth J. Masters Executive Vice President	ACMC	Executive Vice President
Roger Hertog Vice Chairman and Director	ACMC	Vice Chairman
Benjamin D. Holloway Director	Continental Companies	Consultant
Dominique Carrel-Billard Director	Centenial Companies	Consultant
Douglas J. Peebles Executive Vice President	ACMC	Executive Vice President
W. Edwin Jarmain Director	Jarmain Group Inc.	President

Name and Position With Investment Adviser	Name of Other Company	Connection With Other Company
Gerald M. Lieberman President, Director and Chief Operating Officer	ACMC	President and Chief Operating Officer
Peter J. Tobin Director	St. John's University	Special Assistant to the President
Stanley B. Tulin Director	AXA Financial	Vice Chairman, Chief Financial Officer
Sharon E. Fay Executive Vice President	ACMC	Executive Vice President
Lorie Slutsky Director	-	-
Robert Henry Joseph Jr. Senior Vice President & Chief Financial Officer	ACMC	Senior Vice President and Chief Financial Officer
John Blundin Executive Vice President	-	-
Marilyn Fedak Executive Vice President	ACMC	Executive Vice President
Thomas S. Hexner Executive Vice President	ACMC	Executive Vice President
Marc O. Mayer Executive Vice President	ACMC	Executive Vice President
James G. Reilly Executive Vice President	ACMC	Executive Vice President
Lawrence H. Cohen Executive Vice President	ACMC	Executive Vice President
Laurence E. Cranch Executive Vice President and General Counsel	ACMC	Executive Vice President and General Counsel
Paul Rissman Executive Vice President	ACMC	Executive Vice President
Christopher Toub Executive Vice President	ACMC	Executive Vice President
Lisa Shalett Executive Vice President	ACMC	Executive Vice President
David Steyn Executive Vice President	ACMC	Executive Vice President

Name and Position With Investment Adviser	Name of Other Company	Connection With Other Company

Nicolas Moreau Director	AXA Investment Managers	Chief Executive Officer
Mark R. Gordon Executive Vice President	ACMC	Executive Vice President

Analytic Investors, Inc.

Analytic Investors, Inc. ("Analytic") is a sub-adviser for the Registrant's Large Cap Disciplined Equity Fund. The principal business address of Analytic is 500 South Grand Avenue, 23rd Floor, Los Angeles, California 90071. Analytic is a registered investment adviser under the Advisers Act.

Roger G. Clarke Chairman	Ensign Peak Advisors	President
Scott Powers Director	Old Mutual (US) Holdings, Inc. Old Mutual Asset Managers (US) LLC	Chief Executive Officer Chief Executive Officer
Marie Nastasi Arlt Director and Chief Operating Officer	-	-
Harinda de Silva Director and President	-	-

Aronson+Johnson+Ortiz, LP

Aronson+Johnson+Ortiz, LP ("AJO") is a sub-adviser for the Registrant's Large Cap Fund. The principal business address of AJO is 230 South Broad Street, Twentieth Floor, Philadelphia, Pennsylvania 19102. AJO is a registered investment adviser under the Advisers Act.

Name and Position With Investment Adviser	Name of Other Company	Connection With Other Company
Theodore R. Aronson Managing Principal and Portfolio Manager	-	-
Kevin M. Johnson Principal and Portfolio Manager	-	-
Gina Marie N. Moore Principal and Portfolio Manager	-	-
Martha E. Ortiz Principal and Portfolio Manager	-	-
Stefani Cranston Principal Accounting	-	-

Name and Position With Investment Adviser	Name of Other Company	Connection With Other Company
Paul Dodge Principal Operations	-	-
Gina Marie N. Moore Principal Research	-	-
Gregory J. Rogers Principal Trading	-	-

Artisan Partners Limited Partnership

Artisan Partners Limited Partnership ("Artisan") is a sub-adviser for the Registrant's Small/Mid Cap Equity and Small Cap Funds. The principal business address of Artisan is 875 E. Wisconsin Avenue, Suite 800, Milwaukee, Wisconsin 53202. Artisan is an investment adviser registered under the Advisers Act.

Name and Position With Investment Adviser	Name of Other Company	Connection With Other Company
Andrew A. Ziegler Chief Executive Officer	Artisan Distributors LLC	Officer
Lawrence A. Totsky Chief Financial Officer	Artisan Distributors LLC	Officer
Janet D. Olsen General Counsel	Artisan Distributors LLC	Officer
Brooke J. Billick Chief Compliance Officer	Artisan Distributors	Officer

Ashmore Investment Management Limited

Ashmore Investment Management Limited ("Ashmore") is a sub-adviser for the Registrant's Emerging Markets Equity Fund. The principal business address of Ashmore is 20 Bedfordbury, London, United Kingdom WC2N 4BL. Ashmore is a registered investment adviser under the Advisers Act.

Name and Position With Investment Adviser	Name of Other Company (all UK unless shown otherwise)	Position With Other Company
Mark Coombs Director	Ashmore Group Ltd Ashmore Investments (UK) Ltd	Director Director
	Ashmore Investment Management Ltd	Director
	Ashmore Corporate Finance Ltd	Director (resigned April 13, 2004)
	Ashmore Asset Management Limited	Director
	Ashmore Russian Equity Fund (Cayman Islands registered)	Director

Name and Position With Investment Adviser	Name of Other Company (all UK unless shown otherwise)	Position With Other Company
	Ashmore AOF (GP) Limited (Cayman Islands registered)	Director
	Ashmore Global Special Situations Fund Limited (Guernsey registered)	Director
	Ashmore Global Special Situations Fund 2 Limited (Guernsey registered)	Director
	Ashmore Emerging Markets Debt Fund (Cayman Islands registered)	Director
	Ashmore Management Company Limited (Guernsey registered)	Director
	International Administration (Guernsey) Limited (Guernsey registered)	Director
	Balkan Regeneration Fund (Cayman Islands registered)	Director (Ceased June 29, 2005)
	Ashmore Emerging Markets Debt and Currency Fund (Guernsey registered)	Director
	EMTA (US registered)	Director (Co-chair)
	Ashmore SICAV (Luxembourg registered)	Director
	The Ashmore Group Limited Pension Scheme	Trustee (Ceased)
	The Ashmore Group Ltd Retirement and Death Benefit Scheme	Trustee
	The Ashmore Group Ltd Retirement and Death Benefit Scheme Re: Mark Coombs	Trustee
	The Ashmore Group Ltd Retirement and Death Benefit Scheme Re: Julian Green	Trustee
	The Ashmore Group Ltd Retirement and Death Benefit Scheme Re: Christopher Raeder	Trustee
	The Ashmore Group Ltd Retirement and Death Benefit Scheme Re: Jerome Booth	Trustee
Jon Moulton - Director	Alchemy Partners (Guernsey) Ltd (Guernsey registered)	Director
	Alchemy Partners LLP	Managing Partner
	30 St James's Square Investments Ltd	Director

Name and Position With Investment Adviser	Name of Other Company (all UK unless shown otherwise)	Position With Other Company
	Aardvark TMC Ltd	Director-(resigned 26 October 2004)
	Air Sea Survival Equipment Limited	Director
	Airborne Systems Holdings Ltd	Director
	Ashmore Group Ltd	Director
	Ashmore Investments (UK) Ltd	Director
	Ashmore Investment Management Ltd	Director
	Ashmore Corporate Finance Ltd	Director (resigned 13 April 2004)
	Aries (Mauritius registered)	Director
	Cedar Ltd	Director
	Civica plc	Director
	Edlaw plc	Director
	Everett Services	Director-(dissolved 12 October 2004)
	Phoenix IT Group Ltd	Director-(resigned 21 October 2004)
	Point-on Holdings Ltd	Director
	Redac Ltd	Director
	Redac Gratis Limited	Director
	Redac Group Ltd	Director
	Redac Group No 2 Ltd	Director
	Sandsenor Ltd	Director
	Storeys Group Limited	Director
	Sylvan International Limited	Trustee
	Sylvan Trustees Limited	Director
	Tattershall Castle Group Limited	Director
	UK Stem Cell Foundation	Director
	Wardle Storeys (Group) Limited	Director

Barclays Global Fund Advisors

Barclays Global Fund Advisors ("BGFA") is a sub-adviser for the Registrant's Large Cap Index, and Large Cap Disciplined Equity Funds. The principal business address of BGFA is 45 Fremont Street, San Francisco, California 94105. BGFA is a registered investment adviser under the Advisers Act.

Name and Position With Investment Adviser	Name of Other Company	Connection With Other Company
Blake Grossman Director, Chairman and CEO	Barclays Global Investors, N.A.	Global Co-Chief Executive Officer
Andrew Skirton Director	Barclays Global Investors, N.A.	Global Co-Chief Executive Officer

Name and Position With Investment Adviser	Name of Other Company	Connection With Other Company
Frank Ryan Chief Financial Officer	Barclays Global Investors, N.A.	Chief Financial Officer
Richard Ricci Director and Chief Operating Officer	Barclays Global Investors, N.A.	Chief Operating Officer

BlackRock Advisors, Inc.

BlackRock Advisors, Inc. ("BlackRock") is a sub-adviser for the Registrant's Small Cap and Small/Mid Cap Equity Funds. The principal business address of BlackRock is 100 Bellevue Parkway, Wilmington, Delaware 19809. BlackRock is an investment adviser registered under the Advisers Act.

Name and Position With Investment Adviser	Name of Other Company	Connection With Other Company
Paul L. Audet, Chief Financial Officer and Director	BlackRock, Inc., New York, NY BlackRock Financial Management, Inc., Wilmington, DE	Chief Financial Officer and Managing Director Chief Financial Officer and Managing Director
	BlackRock Capital Management, Inc., Wilmington, DE	Director
	BlackRock Institutional Management Corporation, Wilmington, DE	Director
	BlackRock (Japan), Inc., New York, NY	Chief Financial Officer and Managing Director
	BlackRock International, Ltd, Edinburgh, Scotland	Chief Financial Officer and Managing Director
	BlackRock Overseas Investment Corp., New York, NY	Chief Financial Officer and Managing Director
	SSRM Holdings, Inc., Boston, MA	Chief Financial Officer and Managing Director
	State Street Management & Research Company, Boston, MA	Chief Financial Officer and Managing Director
Robert P. Connolly, General Counsel, Managing Director and Secretary	BlackRock, Inc., New York, NY BlackRock Financial Management, Inc., Wilmington, DE	General Counsel, Managing Director and Secretary General Counsel, Managing Director and Secretary
	BlackRock Capital Management, Inc., Wilmington, DE	General Counsel, Managing Director and Secretary

Name and Position With Investment Adviser	Name of Other Company	Connection With Other Company
	BlackRock Institutional Management Corporation, Wilmington, DE	General Counsel, Managing Director and Secretary
	BlackRock (Japan), Inc., New York, NY	General Counsel, Managing Director and Secretary
	BlackRock International, Ltd, Edinburgh, Scotland	General Counsel, Managing Director and Secretary
	BlackRock Overseas Investment Corp.	General Counsel, Managing Director and Secretary
	BlackRock Investments, Inc., New York, NY	General Counsel, Managing Director and Secretary
	SSRM Holdings, Inc., Boston, MA	General Counsel, Managing Director and Secretary
	State Street Management & Research Company, Boston, MA	General Counsel, Managing Director and Secretary
Laurence D. Fink, Chief Executive Officer	BlackRock, Inc., New York, NY	Chairman and Chief Executive Officer
	BlackRock Funds, Wilmington, DE	Trustee
	BlackRock Financial Management, Inc., Wilmington, DE	Chairman and Chief Executive Officer
	BlackRock Capital Management, Inc., Wilmington, DE	Chief Executive Officer
	BlackRock Institutional Management Corporation, Wilmington, DE	Chief Executive Officer
	BlackRock (Japan), Inc., New York, NY	Chairman and Chief Executive Officer
	BlackRock Overseas Investment Corp., New York, NY	Chairman and Chief Executive Officer
	BlackRock International, Ltd, Edinburgh, Scotland	Chairman and Chief Executive Officer
	BlackRock Investments, Inc., New York, NY	Chairman and Chief Executive Officer
	BlackRock Asia Limited, Hong Kong	Chairman and Chief Executive Officer
	BlackRock HPB Management LLC	Director
	Nomura BlackRock Asset Management Co., Ltd.	Chairman and Director
	Anthracite Capital, Inc.	Director

Name and Position With Investment Adviser	Name of Other Company	Connection With Other Company
	SSRM Holdings, Inc., Boston, MA	Chairman and Chief Executive Officer
	State Street Management & Research Company, Boston, MA	Chairman and Chief Executive Officer
	State Street Research Investment Services, Inc., Boston, MA	Director
Robert S. Kapito, Vice Chairman and Director	BlackRock, Inc., New York, NY	Vice Chairman
	BlackRock Closed-End Funds, Wilmington, DE	President and Trustee
	BlackRock Financial Management, Inc., Wilmington, DE	Vice Chairman and Director
	BlackRock Capital Management, Inc., Wilmington, DE	Vice Chairman and Director
	BlackRock Institutional Management Corporation, Wilmington, DE	Vice Chairman and Director
	BlackRock (Japan), Inc., New York, NY	Vice Chairman and Director
	BlackRock Overseas Investment Corp., New York, NY	Vice Chairman and Director
	BlackRock International, Ltd, Edinburgh, Scotland	Vice Chairman and Director
	BlackRock Investments, Inc., New York, NY	Director
	BlackRock Asia Limited, Hong Kong	Vice Chairman and Director
	SSRM Holdings, Inc., Boston, MA	Vice Chairman and Director
	State Street Management & Research Company, Boston, MA	Vice Chairman and Director
	State Street Research Investment Services, Inc., Boston, MA	Director
	BlackRock Realty Advisors, Inc., San Francisco, CA	Director
Ralph L. Schlosstein, President and Director	BlackRock, Inc., New York, NY	President and Director

Name and Position With Investment Adviser	Name of Other Company	Connection With Other Company
	BlackRock Closed-End Funds, Wilmington, DE	Chairman and Trustee
	BlackRock Liquidity Funds, Wilmington, DE	Chairman and President
	BlackRock Financial Management, Inc., Wilmington, DE	President and Director
	BlackRock Capital Management, Inc., Wilmington, DE	President and Director
	BlackRock Institutional Management Corporation, Wilmington, DE	President and Director
	BlackRock (Japan), Inc., New York, NY	President and Director
	BlackRock Overseas Investment Corp., New York, NY	President and Director
	BlackRock HPB Management LLC, New York, NY	Director
	BlackRock International, Ltd, Edinburgh, Scotland	President and Director
	BlackRock Investments, Inc., New York, NY	Director
	BlackRock Asia Limited, Hong Kong	President and Director
	Anthracite Capital, Inc.	Director
	SSRM Holdings, Inc., Boston, MA	President and Director
	State Street Management & Research Company, Boston, MA	President and Director
	State Street Research Investment Services, Inc., Boston, MA	Director
	BlackRock Realty Advisors, Inc., San Francisco, CA	Director

The Boston Company Asset Management, LLC

The Boston Company Asset Management, LLC ("The Boston Company") is a sub-adviser for the Registrant's Emerging Markets Equity Fund. The principal business address of The Boston Company is 1 Boston Place, Boston, MA 02108-4402. The Boston Company is a registered investment adviser under the Advisers Act.

Name and Position With Investment Adviser	Name of Other Company	Connection With Other Company
Francis D. Antin Director	Standish Mellon Asset Management Company LLC	Manager
	Mellon Capital Management	Director
	Mellon Equity Associates, LLP	Executive Committee Member
	Mellon HBV Alternative Strategies LLC	Manager
	Mellon Trust of New England, N.A.	Senior Vice President
	TBCAM Holdings, LLC	Director
	Mellon HBV Advisors LLC	Manager
	Mellon HBV Alternative Strategies UK Limited	Manager
	Mellon HBV Company Ltd	Director
	HBV II LLC	Manager
	TBC General Partner, LLC	Manager
	Franklin Portfolio Holdings, LLC	Manager
	Newton Capital Management Limited	Director
	Mellon Holdings LLC	Manager
Corey Griffin President, Director & CEO	Mellon Trust of New England, N.A.	Senior Vice President
	TBCAM Holdings, LCC	Director
Patrick Shepard Chief Operating Officer, Director	Fixed Income (DE) Trust Fixed Income (MA) Trust Mellon Capital Management Corporation	Trustee Trustee Treasurer
	Mellon Equity Associates, LLP	Treasurer, Director
	Mellon Global Alternatives Investments Funds PLC	Director
	Mellon HBV Alternative Strategies, LLC	Chairman
	Mellon HBV Alternative Strategies UK Limited	Chairman
	Mellon Institutional Funds	CEO
	Newton Management Limited	Director
	Standish Mellon Asset Management Company, LLC	Director
	TBC General Partner, LLC	Director
	TBCAM Holdings, LLC	Director
	EACM Advisors, LLC	Director
Stephen Canter Director	Dreyfus Corporation	Chairman of the Board and CEO, COO, Director

Name and Position With Investment Adviser	Name of Other Company	Connection With Other Company
	Dreyfus Trust Company	Director, Chairman, President, CEO
	Newton Management Limited	Director
	Franklin Portfolio Holdings, LLC	Director
	TBCAM Holdings, LLC	Director
	Mellon Capital Management Corp.	Director
	Mellon Financial Corp	Vice Chairman, Director
	Mellon Equity Associates, LLP	Executive Committee Member
	Founders Asset Management LLC	Member, Board of Managers
	Mellon Bank, N.A.	Vice Chairman
	Standish Mellon Asset Management Company LLC	Member, Director, Manager
John Nagorniak Director	AIMR Research Foundation Boston Security Analyst Society, Inc	Trustee Director
	Boston Security Analyst Society, Inc	President
	Foxstone Financial, Inc	President-Director
	Franklin Portfolio Associates Trust	Chairman-Trustee
	Franklin Portfolio Holdings, Inc.	President-Director
	Franklin Portfolio Holdings, LLC	Chairman, Director
	Life Harbor Investments, Inc	Director
	Life Harbor, Inc	Director
	Mellon Capital Management Corporation	Director
	Mellon Equity Associates, LLP	Executive Committee Member
	Mellon HBV Advisors LLC	Manager
	Mellon HBV Alternative Strategies Holdings LLC	Manager
	Mellon HBV Alternative Strategies LLC	Manager
	Mellon HBV Company Limited	Director
	Mellon HBVII LLC	Manager
	MIT Investment Corporation	Director
	Newton Management Limited	Director
	Pareto U.S. High Yield Fixed Income Fund, LLC	Management Board Member
	Pareto Investment Management Limited	Director
	Princeton Association of New England	Director

Name and Position With Investment Adviser	Name of Other Company	Connection With Other Company
	Standish Mellon Asset Management Company, LLC	Board Manager
	TBCAM Holdings, LLC	Director
Ronald O'Hanley Chairman of the Board	Mellon Financial Corporation Mellon Institutional Asset Management	Vice Chairman President
	Mellon Trust of New England, N.A.	Director
	Newton Asset Management	Director
	Mellon Capital Management	Director
	Standish Mellon Asset Management LLC	Director
	Franklin Portfolio Associates	Director
	Mellon Equity Associates, LLP	Director
	TBCAM Holdings LLC	Director
	Mellon Consultants	Director
	Pareto Partners	Director
	Mellon Capital Management Corp.	Director
	Mellon Bank N.A.	Director
	EACM Advisors, LLC	Board of Managers
Edward Ladd Director	TBCAM Holdings, LLC Standish Mellon Asset Management Company LLC	Manager Manager
	Standish Mellon Asset Management LLC	Director
	Prime Advisors	Director
	Franklin Portfolio Associates	Director
	Mellon Equity Associates, LLP	Director
	TBCAM Holdings LLC	Director
	Mellon Consultants	Director
	Pareto Partners	Director
	Mellon Capital Management Corp.	Director
	Mellon Bank N.A.	Vice Chairman
David K. Henry Executive Vice President, Director of International Value Equities	Boston Safe Deposit & Trust Company The Dreyfus Corporation Mellon Trust of New England, N.A.	Senior Vice President Portfolio Manager Senior Vice President

Name and Position With Investment Adviser	Name of Other Company	Connection With Other Company
Clifford Smith Senior Vice President, Assistant Director of International Value Equities	The Dreyfus Corporation	Portfolio Manager
Richard Watson Senior Vice President, Director of United States Equities	Mellon Trust of New England, N.A.	Senior Vice President
David H. Cameron Senior Vice President, Director of United States Equities	Mellon Trust of New England, N.A.	Senior Vice President
Peter I. Higgins Director, Vice Chairman	Mellon Trust of New England, N.A. The Dreyfus Corporation	Senior Vice President Portfolio Manager

Bridgewater Associates, Inc.

Bridgewater Associates, Inc. ("Bridgewater") is a sub-adviser for the Registrant's International Fixed Income and Large Cap Disciplined Equity Funds. The principal business address of Bridgewater is 1 Glendinning Place, Westport, Connecticut 06680. Bridgewater is a registered investment adviser under the Advisers Act.

Name and Position With Investment Adviser	Name of Other Company	Connection With Other Company
Raymond T. Dalio, President and Co-Chief Investment Officer	-	-
Giselle F. Wagner, Managing Director	-	-
Peter R. La Tronica, Chief Compliance Officer	-	-
Robert P. Prince, Co-Chief Investment Officer	Arctic Edge, LLC Heavy Putter Company, LLC	Part owner Treasurer, part owner
Gregory S. Jensen, Co-Chief Investment Officer	-	-
Tom M. Sinchak, Chief Legal Counsel	Connecticut Attorney's Title Insurance Company	Served on the Board of Directors (prior to July 2004)
	Sinchak & Bennett	Partner (1992-July 1, 2004)
Ellen Gerstein, Chief Financial Officer	Gintel & Co, LLC	Chief Financial Officer/ Secretary (prior to April 2004)

Name and Position With Investment Adviser	Name of Other Company	Connection With Other Company
	Gintel Asset Management, Inc.	Chief Financial Officer/ Secretary (prior to April 2004)
	Gintel Equity Management, LLC (this LLC is the general partner of Gintel Partners Fund, LP, a hedge fund investment partnership)	Chief Financial Officer/ Secretary (prior to April 2004)
	Soho Computer Solutions, LLC	President/Treasurer
	Acorn, LLC	Secretary/Treasurer

Capital Guardian Trust Company

Capital Guardian Trust Company ("CGTC") is a sub-adviser for the Registrant's International Equity and World Equity Ex-US Funds. The principal business address of CGTC is 333 South Hope Street, 55th Floor, Los Angeles, California 90071. CGTC is a registered investment adviser under the Advisers Act.

Name and Position With Investment Adviser	Name of Other Company	Connection With Other Company
Andrew F. Barth Director and President	The Capital Group Companies Capital International Research, Inc.	Director Director, President and Research Director
Michael D. Beckman Director, Senior Vice President	The Capital Group Companies Capital International Asset Management (Canada), Inc.	Director Chief Financial Officer and Secretary
	Capital Group International, Inc.	Senior Vice President
	Capital Guardian Trust Company of Nevada	Director
	Capital International Asset Management, Inc.	Director and President
	Capital International Financial Services, Inc.	Director, President and Treasurer
	Capital Guardian (Canada), Inc.	Formerly, Treasurer
	Capital Guardian Research Company	Formerly, Treasurer
Michael A. Burik Senior Vice President and Senior Counsel	Capital International Financial Services, Inc. Capital International, Inc.	Vice President and Secretary Senior Vice President and Senior Counsel
Elizabeth A. Burns Senior Vice President	-	-
Scott M. Duncan Senior Vice President Formerly, Vice President	-	-

Name and Position With Investment Adviser	Name of Other Company	Connection With Other Company
John B. Emerson Senior Vice President	Capital Guardian Trust Company, a Nevada Corporation	Director, President and Formerly, Executive Vice President
Michael R. Ericksen Director and Senior Vice President	Capital International Limited	Director, President and Formerly, Senior Vice President
Michael A. Felix Director, Senior Vice President and Treasurer	Capital Guardian (Canada), Inc. Capital International, Inc.	Senior Vice President and Treasurer Director and Senior Vice President
David I. Fisher Director, Chairman	Capital International, Inc. Capital International Limited	Director, Vice Chairman Director, Vice Chairman
	Capital Group International, Inc.	Director, Chairman
	Capital International Limited (Bermuda)	Director, President
	The Capital Group Companies, Inc.	Director and Chairman of the Executive Committee
	Capital International Research, Inc.	Director
	Capital Group Research, Inc.	Director
Clive N. Gershon Senior Vice President	-	-
Frederick M. Hughes, Jr. Senior Vice President	-	-
Mary M. Humphrey Senior Vice President	-	-
William H. Hurt Senior Vice President Formerly, Director	Capital Guardian Trust Company, a Nevada Corporation Capital Strategy Research, Inc.	Director, Chairman Director, Chairman
Peter C. Kelly Director, Senior Vice President, Senior Counsel	Capital International, Inc. Capital International Emerging Markets Fund	Director, Senior Vice President, Senior Counsel, Secretary Director
	Capital Group International, Inc.	Secretary
Charles A. King Senior Vice President	Capital Group International, Inc.	Secretary

Name and Position With Investment Adviser	Name of Other Company	Connection With Other Company
Nancy J. Kyle Director, Vice Chair, Formerly, Senior Vice President	Capital Guardian (Canada), Inc.	Director and Vice Chairperson
Karin L. Larson Director	Capital Group Research, Inc. Capital International Research, Inc.	Director, Chairperson, President Director, Chairperson
Shelby Notkin Director, Senior Vice President	Capital Guardian Trust Company, a Nevada Corporation	Director
Jason M. Pilalas Director	Capital International Research, Inc.	Senior Vice President
Robert Ronus Director, Vice Chairman	Capital Guardian (Canada), Inc. The Capital Group Companies, Inc.	Director, Chairman Director, Non-Executive Chairman
	Capital Group International, Inc.	Director
	Capital International, Inc.	Senior Vice President
	Capital International Limited	Senior Vice President
	Capital International S.A.	Senior Vice President
Theodore R. Samuels Director, Senior Vice President	Capital Guardian Trust Company, a Nevada Corporation	Director
Lionel A. Sauvage Director, Senior Vice President	Capital International, Inc. Capital International Research, Inc.	Senior Vice President Formerly Director
	The Capital Group Companies Inc.	Director
John H. Seiter Director, Executive Vice President	The Capital Group Companies	Director
Lawrence R. Solomon Director, Senior Vice President	Capital International Research, Inc. Capital Management Services, Inc.	Senior Vice President Director
Eugene P. Stein Director, Vice Chairman	The Capital Group Companies, Inc.	Director
Shaw B. Wagener Director	The Capital Group Companies, Inc. Capital International Management Company S. A.	Director Director
	Capital International, Inc.	Director, Chairman
	Capital Group International, Inc.	Director, Senior Vice President

Name and Position With Investment Adviser	Name of Other Company	Connection With Other Company
Alan J. Wilson Director, Vice President	Capital International Research, Inc.	Director, Executive Vice President, Research Director-U.S. and Formerly, Senior Vice President
	Capital Research Company	Director

Citigroup Asset Management Limited

Citigroup Asset Management Limited ("Citigroup") is a sub-adviser for the Registrant's Emerging Markets Equity Fund. The principal business address of Citigroup is Citigroup Centre, Canada Square, Canary Wharf, London E14 5LB, United Kingdom. Citigroup is a registered investment adviser under the Advisers Act.

Name and Position With Investment Adviser	Name of Other Company	Connection With Other Company
Linda Davies Associate General Counsel, European Management Committee Member	Smith Barney Global Capital Management	Associate General Counsel
Michael McElroy Director, Head of Global Equity Investment and European Management Committee Member	-	-
John Nestor Director and Chief Executive Officer	Citigroup Asset Management Europe	Business Head
Margaret Adams Head of Operations, European Management Committee Member	-	-
Ursula Schliessler Director, Product Development Head	-	-
Paula Marsh Head of Compliance CAM EMEA, European Management Committee Member	-	-
Glenn Galloway Chief Financial Officer, Director, European Management Committee Member	-	-

Name and Position With Investment Adviser	Name of Other Company	Connection With Other Company
Annett Sheridan Head of Human Resources, European Management Committee Member	-	-
Alan McCormack Head of Global Quantitative Analyis, Head of Quantitative Equity Analysis	Citigroup Asset Management, EMEA	Senior Investment Officer, Head of Equities
Winnifred Robbins Director, Head of London Fixed Income, European Management Committee Member	-	-
Oliver Asselin Deputy Head of Fixed Income, Senior Portfolio Manager, Head of Short Term Fixed Income Group	-	-
Aquico Wen Senior Portfolio Manager, Head of Emerging Markets Equity	-	-
Roger Garrett Senior Portfolio Manager	Cokinetic Systems Corp	Chief Executive Officer
Michael Bareisch Global Chief Information Officer, European management Committee Member	-	-
Richard McNamara Chief Financial Officer- Global Institutional and International Retail, Director, Chief Financial Officer-CAM Ltd., European Management Committee Member	-	-
Evan Merberg Global Head of Institutional and International Retail, European Management Committee Member	-	-

Name and Position With Investment Adviser	Name of Other Company	Connection With Other Company
Paul Ehrhardt Managing Director- Investment Management, European Management Committee Member	-	-

David J. Greene and Company, LLC

David J. Greene and Company, LLC ("D.J. Greene") is a sub-adviser for the Registrant's Small Cap Fund. The principal business address of D.J. Greene is 599 Lexington Avenue, 12th Floor, New York, NY 10022. D.J. Greene is an investment adviser registered under the Advisers Act.

Name and Position With Investment Adviser	Name of Other Company	Connection With Other Company
Michael C. Greene Principal, Chief Executive Officer, Chief Investment Officer	-	-
Alan I. Greene Principal, Chairman of Investment Committee	-	-
Erwin A. Zeuschner Principal, Director of Investment Management	-	-
Robert J. Ravitz, CFA Principal, Senior Research Analyst	-	-
Benjamin H. Nahum Principal, Executive Vice President, Portfolio Manager	-	-
Jordan F. Posner Vice President, Co-Director of Research	-	-
James R. Greene Principal, Investment Advisor	-	-
Stanley G. Lee, CFA Principal, Investment Advisor	-	-
Clarissa Moore Principal, Director of Client Service & Marketing	-	-

Name and Position With Investment Adviser	Name of Other Company	Connection With Other Company
Pong Chan Principal, Chief Financial Officer	-	-
Amit Solomon, PhD Principal, Senior Research Analyst	-	-
Rand W. Gesing, CFA Principal, Senior Research Analyst	-	-
Lee D. Unterman Principal, Chief Operating Officer, Chief Compliance Officer	-	-

Delaware Management Company

Delaware Management Company, a series of Delaware Management Business Trust, ("DMC") is a sub-adviser for the Registrant's Small Cap and Small/Mid Cap Equity Funds. The principal business address of DMC is One Commerce Square, 2005 Market Street, Philadelphia, Pennsylvania 19103. DMC is a registered investment adviser under the Advisers Act.

Name and Position With Investment Adviser	Name of Other Company	Connection With Other Company
Jude T. Driscoll President, Chief Executive Officer	Delaware Affiliates Lincoln National Investment Companies, Inc.	Similar capacities as positions with the Adviser President, CEO, Director/Trustee
	HYPPCO Finance Company Ltd.	Director
John C.E. Campbell Executive Vice President, Global Marketing & Client Services	Delaware Affiliates	Similar capacities as positions with the Adviser
Patrick P. Coyne Executive Vice President, Managing Director, Chief Investment Officer-Fixed Income	Delaware Affiliates Lincoln National Investment Companies, Inc.	Similar capacities as positions with the Adviser Executive Vice President, Managing Director, CIO
	Lincoln National Convertible Securities Fund, Inc.	President, Director
	Lincoln National Income Fund, Inc.	President, Director
Gerald S. Frey Managing Director/ CIO-Growth Investing	Delaware Management Business Trust Delaware Investment Advisers	Managing Director/CIO-Growth Investing Managing Director/CIO-Growth Investing

Name and Position With Investment Adviser	Name of Other Company	Connection With Other Company
	Delaware Capital Management	Managing Director/CIO-Growth Investing
	Delaware Management Holdings, Inc.	Managing Director/CIO-Growth Investing
	Lincoln National Investment Companies, Inc.	Managing Director/CIO-Growth Investing
	Delaware Investments Family of Funds	Managing Director/CIO-Growth Investing
Joseph H. Hastings Executive Vice President, Treasurer, Controller	Delaware Management Business Trust Delaware Lincoln Cash Management	Executive Vice President, Treasurer, Controller Executive Vice President, Treasurer, Controller
	Delaware Capital Management	Executive Vice President, Treasurer, Controller
	Delaware Management Holdings, Inc.	Executive Vice President, Treasurer, Controller
	DMH Corp.	Executive Vice President, Treasurer, Controller
	Delaware Management Company, Inc.	Executive Vice President, Treasurer, Controller
	Delaware Service Company, Inc.	Executive Vice President, Treasurer, Controller
	Delaware Distributors, L.P.	Executive Vice President
	Delaware Distributors, Inc.	Executive Vice President
	Delaware General Management, Inc.	Executive Vice President, Interim Chief Financial Officer, Treasurer, Controller
	Delaware Investments U.S., Inc.	Executive Vice President, Interim Chief Financial Officer, Treasurer, Controller
	Lincoln National Investment Companies, Inc.	Executive Vice President, Treasurer, Controller
	LNC Administrative Services Corporation	Executive Vice President, Treasurer, Controller
	Delaware Management Trust Company	Executive Vice President, Chief Financial Officer, Treasurer, Director
	Retirement Financial Services, Inc.	Executive Vice President, Chief Financial Officer
	Delaware Investment Advisors	Executive Vice President, Interim Chief Financial Officer, Controller
	Delaware Investments Family of Funds	Executive Vice President, Chief Financial Officer

Name and Position With Investment Adviser	Name of Other Company	Connection With Other Company
Richelle S. Maestro Executive Vice President, General Counsel, Secretary	Delaware Investment Advisers Delaware Lincoln Cash Management	Executive Vice President, General Counsel, Secretary Executive Vice President, General Counsel, Secretary
	Delaware Management Holdings, Inc.	Executive Vice President, General Counsel, Secretary, Director, Trustee
	DMH Corp., Inc.	Executive Vice President, General Counsel, Secretary, Director, Trustee
	Delaware Management Trust Company	Senior Vice President, General Counsel, Secretary
	Delaware Management Business Trust	Senior Vice President, General Counsel, Secretary, Director, Trustee
	Lincoln National Investment Companies, Inc.	Executive Vice President, General Counsel, Secretary, Director, Trustee
	Lincoln National Convertible Securities Fund, Inc.	Vice President, General Counsel
	Lincoln National Income Fund, Inc.	Vice President, General Counsel
	Delaware Investments U.S., Inc.	Executive Vice President, General Counsel, Secretary, Director, Trustee
	Delaware General Management, Inc.	Executive Vice President, General Counsel, Secretary, Director, Trustee
	Delaware Management Company, Inc.	Executive Vice President, General Counsel, Secretary, Director, Trustee
	Delaware Service Company, Inc.	Executive Vice President, General Counsel, Secretary, Director, Trustee
	Retirement Financial Services, Inc.	Executive Vice President, General Counsel, Secretary, Director, Trustee
	LNC Administrative Services Corporation	Executive Vice President, General Counsel, Secretary
	Delaware Investments Family of Funds	Executive Vice President, General Counsel, Secretary, Director, Trustee
	Delaware Capital Management	Executive Vice President, General Counsel, Secretary,

Name and Position With Investment Adviser	Name of Other Company	Connection With Other Company
	Delaware Distributors, L.P.	Senior Vice President, General Counsel, Secretary, Director, Trustee
	Tri-R Associates	General Partner
David F. Connor Vice President, Deputy General Counsel, Assistant Secretary	Delaware Management Business Trust Delaware Investment Advisers	Vice President, Deputy General Counsel, Assistant Secretary Vice President, Deputy General Counsel, Assistant Secretary
	Delaware Lincoln Cash Management	Vice President, Deputy General Counsel, Assistant Secretary
	Delaware Capital Management	Vice President, Deputy General Counsel, Assistant Secretary
	Delaware Management Holdings, Inc.	Vice President, Deputy General Counsel, Assistant Secretary
	DMH Corp.	Vice President, Deputy General Counsel, Assistant Secretary
	Delaware Investments U.S., Inc.	Vice President, Deputy General Counsel, Assistant Secretary
	Delaware Management Company, Inc.	Vice President, Deputy General Counsel, Assistant Secretary
	Retirement Financial Services, Inc.	Vice President, Deputy General Counsel, Assistant Secretary
	Delaware Management Trust Company	Vice President, Deputy General Counsel, Assistant Secretary
	Delaware Distributors, L.P.	Vice President, Deputy General Counsel, Assistant Secretary
	Delaware Distributors, Inc.	Vice President, Deputy General Counsel, Assistant Secretary
	Lincoln National Investment Companies, Inc.	Vice President, Deputy General Counsel, Assistant Secretary
	LNC Administrative Services Corporation	Vice President, Deputy General Counsel, Assistant Secretary
	Delaware Investments Family of Funds	Vice President, Deputy General Counsel, Assistant Secretary
	Lincoln National Income Fund, Inc.	Secretary
	Lincoln National Convertible Securities Fund, Inc.	Secretary
David P. O'Connor Vice President, Associate General Counsel, Assistant Secretary	Delaware Management Business Trust Delaware Investment Advisers	Vice President, Associate General Counsel, Assistant Secretary Vice President, Associate General Counsel, Assistant Secretary
	Delaware Lincoln Cash Management	Vice President, Associate General Counsel, Assistant Secretary

Name and Position With Investment Adviser	Name of Other Company	Connection With Other Company
	Delaware Capital Management	Vice President, Associate General Counsel, Assistant Secretary
	Delaware Management Holdings, Inc.	Vice President, Associate General Counsel, Assistant Secretary
	DMH Corp.	Vice President, Associate General Counsel, Assistant Secretary
	Delaware Management Company, Inc.	Vice President, Associate General Counsel, Assistant Secretary
	Delaware Service Company Inc.	Vice President, Associate General Counsel, Assistant Secretary
	Retirement Financial Services, Inc.	Vice President, Associate General Counsel, Assistant Secretary
	Delaware Distributors, L.P.	Vice President, Associate General Counsel, Assistant Secretary
	Delaware Distributors, Inc.	Vice President, Associate General Counsel, Assistant Secretary
	Delaware General Management, Inc.	Vice President, Associate General Counsel, Assistant Secretary
	Delaware Investments U.S., Inc.	Vice President, Associate General Counsel, Assistant Secretary
	Lincoln National Investment Companies, Inc.	Vice President, Associate General Counsel, Assistant Secretary
	LNC Administrative Services Corporation	Vice President, Associate General Counsel, Assistant Secretary
	Delaware Investments Family of Funds	Vice President, Associate General Counsel, Assistant Secretary
Kevin S. Lee Vice President, Assistant Controller	Delaware Management Business Trust Delaware Investment Advisers	Vice President, Assistant Controller Vice President, Assistant Controller
	Delaware Lincoln Cash Management	Vice President, Assistant Controller
	Delaware Capital Management, Inc.	Vice President, Assistant Controller
	Delaware Management Holdings, Inc.	Vice President, Assistant Controller
	DMH Corp.	Vice President, Assistant Controller
	Delaware Investments U.S., Inc.	Vice President, Assistant Controller
	Delaware Management Company, Inc.	Vice President, Assistant Controller
	Delaware Service Company, Inc.	Vice President, Assistant Controller
	Retirement Financial Services, Inc.	Vice President, Assistant Controller

Name and Position With Investment Adviser	Name of Other Company	Connection With Other Company
	Delaware Management Trust Company	Vice President, Assistant Controller
	Delaware Distributors, L.P.	Vice President, Assistant Controller
	Delaware Distributors, Inc.	Vice President, Assistant Controller
	Delaware General Management, Inc.	Vice President, Assistant Controller
	Lincoln National Investment Companies, Inc.	Vice President, Assistant Controller
	LNC Administrative Services Corporation	Vice President, Assistant Controller
Brian L. Murray. Jr. Senior Vice President, Associate General Counsel, Assistant Secretary, Compliance Director	Delaware Management Business Trust Delaware Investment Advisers General Counsel, Assistant	Vice President, Associate General Counsel, Assistant Secretary Senior Vice President, Associate Secretary, Compliance Director
	Delaware Capital Management	Senior Vice President, Associate General Counsel, Assistant Secretary, Compliance Director
	Delaware Lincoln Cash Management	Senior Vice President, Compliance Director
	Delaware Service Company, Inc.	Vice President, Associate General Counsel, Assistant Secretary
	Delaware Distributors, Inc.	Vice President, Associate General Counsel, Assistant Secretary
	Retirement Financial Services, Inc.	Vice President, Associate General Counsel, Assistant Secretary
	Delaware Distributors, L.P.	Vice President, Associate General Counsel, Assistant Secretary
	Delaware Capital Management	Vice President, Associate General Counsel, Assistant Secretary
	Delaware Investments Family of Funds	Vice President, Associate General Counsel, Assistant Secretary, Interim Chief Compliance Officer
	Delaware Management Trust Company	Senior Vice President, Compliance Director, Assistant Secretary
Richard Salus Vice President, Deputy Controller	Delaware Management Business Trust Delaware Investment Advisers	Vice President, Assistant Controller Vice President, Deputy Controller
	Delaware Lincoln Cash Management	Vice President, Deputy Controller
	Delaware Capital Management	Vice President, Deputy Controller

Name and Position With Investment Adviser	Name of Other Company	Connection With Other Company
	Delaware Management Holdings, Inc.	Vice President, Deputy Controller
	DMH Corp.	Vice President, Deputy Controller
	Delaware Management Company, Inc.	Vice President, Deputy Controller
	Delaware Service Company, Inc.	Vice President, Assistant Controller
	Retirement Financial Service, Inc.	Vice President, Assistant Controller
	Delaware Management Trust Company	Vice President, Assistant Controller
	Delaware Distributors, L.P.	Vice President, Assistant Controller
	Delaware Distributors, Inc.	Vice President, Assistant Controller
	Delaware General Management, Inc.	Vice President, Deputy Controller
	Delaware Investments U.S., Inc.	Vice President, Deputy Controller
	Lincoln National Investment Companies, Inc.	Vice President, Deputy Controller
	LNC Administrative Services Corporation	Vice President, Deputy Controller
Richard D. Seidel Vice President, Assistant Controller, Manager-Payroll	Delaware Investment Advisers Delaware Lincoln Cash Management	Vice President, Assistant Controller, Manager-Payroll Vice President, Assistant Controller, Manager-Payroll
	Delaware Investments U.S., Inc.	Vice President, Assistant Controller, Manager-Payroll
	Delaware General Management, Inc.	Vice President, Assistant Controller, Manager-Payroll
	Delaware Distributors, Inc.	Vice President, Assistant Controller, Manager-Payroll
	Delaware Management Business Trust	Vice President, Assistant Controller, Manager-Payroll
	Retirement Financial Services, Inc.	Vice President, Assistant Controller, Manager-Payroll
	Lincoln Investment Companies, Inc.	Vice President, Assistant Controller, Manager-Payroll
	LNC Administrative Services Corporation	Vice President, Assistant Controller, Manager-Payroll
	Delaware Capital Management	Vice President, Assistant Treasurer
	Delaware Management Holdings, Inc.	Vice President, Assistant Treasurer

Name and Position With Investment Adviser	Name of Other Company	Connection With Other Company
	DMH Corp.	Vice President, Assistant Treasurer
	Delaware Service Company, Inc.	Vice President, Assistant Treasurer
	Delaware Distributors, L.P.	Vice President, Assistant Treasurer
	Delaware Management Company, Inc.	Vice President, Assistant Controller, Manager-Payroll
Joel A. Ettinger Vice President, Taxation	Delaware Investment Advisers Delaware Lincoln Cash Management	Vice President, Taxation Vice President, Taxation
	Delaware Capital Management, Inc.	Vice President, Taxation
	Delaware Management Holdings, Inc.	Vice President, Taxation
	DMH Corp.	Vice President, Taxation
	Delaware Management Company, Inc.	Vice President, Taxation
	Delaware Service Company, Inc.	Vice President, Taxation
	Retirement Financial Services, Inc.	Vice President, Taxation
	Delaware Distributors, L.P.	Vice President, Taxation
	Delaware Distributors, Inc.	Vice President, Taxation
	Delaware General Management, Inc.	Vice President, Taxation
	Delaware Management Business Trust	Vice President, Taxation
	Lincoln National Investment Companies, Inc.	Vice President, Taxation
	LNC Administrative Services Corporation	Vice President, Taxation
	Delaware Investments Family of Funds	Vice President, Taxation
Douglas L. Anderson Senior Vice President, Operations	Delaware Service Company, Inc. Delaware Distributors, L.P. Delaware Distributors, Inc. Retirement Financial Services, Inc.	Senior Vice President, Operations Senior Vice President, Operations Senior Vice President, Operations Senior Vice President, Operations
	Delaware Management Trust Company	Senior Vice President, Operations, Director
Robert R. Arnold Senior Vice President, Senior Portfolio Manager	Delaware Investment Advisers Delaware Capital Management	Senior Vice President, Senior Portfolio Manager Senior Vice President, Senior Portfolio Manager

Name and Position With Investment Adviser	Name of Other Company	Connection With Other Company
	Delaware Investments Family of Funds	Senior Vice President, Senior Portfolio Manager
Marshall T. Bassett Senior Vice President, Portfolio Manager	Delaware Investment Advisers Delaware Investments Family of Funds	Senior Vice President, Portfolio Manager Senior Vice President, Senior Portfolio Manager
Christopher S. Beck Senior Vice President, Senior Portfolio Manager	Delaware Investment Advisers Delaware Capital Management	Senior Vice President, Senior Portfolio Manager Senior Vice President, Senior Portfolio Manager
	Delaware Investments Family of Funds	Senior Vice President, Senior Portfolio Manager
Michael P. Bishof Senior Vice President, Investment Accounting	Delaware Capital Management Delaware Service Company, Inc.	Senior Vice President, Investment Accounting Senior Vice President, Investment Accounting
	Delaware Distributors, L.P.	Senior Vice President, Investment Accounting
	Delaware Investment Advisers	Senior Vice President, Treasurer, Investment Accounting
	Delaware Investments Family of Funds	Senior Vice President, Chief Financial Officer
	Lincoln National Income Fund, Inc.	Chief Financial Officer
	Lincoln National Convertible Securities Fund, Inc.	Chief Financial Officer
Ryan K. Brist Senior Vice President, Senior Portfolio Manager, Executive Vice President, Managing Director Co-Head Fixed Income	Delaware Investment Advisers Delaware Investments Family of Funds	Senior Vice President, Senior Portfolio Manager Executive Vice President, Managing Director, Chief Investment Officer and Co-Head Fixed Income
	Lincoln National Income Fund, Inc.	Vice President
	Delaware Lincoln Cash Management	Executive Vice President, Managing Director, Co-Head Fixed Income
Timothy G. Connors Senior Vice President, Chief Investment Officer-Value Investing	Delaware Management Business Trust Delaware Investments Family of Funds	Senior Vice President, Chief Investment Officer-Value Investing Senior Vice President, Chief Investment Officer-Value Investing

Name and Position With Investment Adviser	Name of Other Company	Connection With Other Company
	Delaware Investment Advisers	Senior Vice President, Chief Investment Officer-Value Investing
	Delaware Management Holdings, Inc.	Senior Vice President, Chief Investment Officer-Value Investing
	Lincoln National Investments Companies, Inc.	Senior Vice President, Chief Investment Officer-Value Investing
Nancy M. Crouse Senior Vice President, Senior Portfolio Manager	Delaware Investment Advisers Delaware Investments Family of Funds	Senior Vice President, Senior Portfolio Manager Senior Vice President, Senior Portfolio Manager
George E. Deming Senior Vice President, Senior Portfolio Manager	Delaware Investment Advisers Delaware Investments Family of Funds	Senior Vice President, Senior Portfolio Manager Senior Vice President, Senior Portfolio Manager
	Delaware International Advisers Ltd.	Director
John B. Fields Senior Vice President, Senior Portfolio Manager	Delaware Investment Advisers Delaware Investments Family of Funds	Senior Vice President, Senior Portfolio Manager Senior Vice President, Senior Portfolio Manager
	Delaware Management Business Trust	Trustee
John A. Heffern Senior Vice President, Portfolio Manager	Delaware Investment Advisers Delaware Investments Family of Funds	Senior Vice President, Portfolio Manager Senior Vice President, Senior Portfolio Manager
Susan L. Natalini Senior Vice President, Global Marketing & Client Services	Delaware Investment Advisers	Senior Vice President, Global Marketing & Client Services
Michael S. Morris Vice President, Portfolio Manager	Delaware Investment Advisers Delaware Investments Family of Funds	Vice President, Portfolio Manager Vice President, Senior Equity Analyst
John J. O'Connor Senior Vice President, Investment Accounting	Delaware Service Company, Inc. Delaware Investment Advisers	Senior Vice President, Investment Accounting Senior Vice President, Investment Accounting, Assistant Treasurer
	Delaware Investments Family of Funds	Senior Vice President, Treasurer

Name and Position With Investment Adviser	Name of Other Company	Connection With Other Company
Timothy L. Rabe Senior Vice President, Senior Portfolio Manager	Delaware Investment Advisers Delaware Investments Family of Funds	Senior Vice President, Senior Portfolio Manager Senior Vice President, Senior Portfolio Manager
Paul M. Ross Senior Vice President, Global Marketing & Client Services	Delaware Investment Advisers	Senior Vice President, Global Marketing & Client Services
James L. Shields Senior Vice President, Chief Information Officer	Delaware Investment Advisers Delaware Capital Management	Senior Vice President, Chief Information Officer Senior Vice President, Chief Information Officer
	Delaware Service Company, Inc.	Senior Vice President, Chief Information Officer
	Retirement Financial Services, Inc.	Senior Vice President, Chief Information Officer
	Delaware Distributors, L.P.	Senior Vice President, Chief Information Officer
Ward W. Tatge Senior Vice President, Director of Fixed Income Research	Delaware Investment Advisers Delaware Investment Family of Funds	Senior Vice President, Director of Fixed Income Research Senior Vice President, Director of Fixed Income Research
Gary T. Abrams Vice President, Equity Trader	Delaware Investment Advisers	Vice President, Equity Trader
Christopher S. Adams Vice President, Portfolio Manager, Senior Equity Analyst	Delaware Investment Advisers Delaware Investments Family of Funds	Vice President, Senior Equity Analyst I Vice President, Portfolio Manager, Senior Equity Analyst
Damon J. Andres Vice President, Senior Fixed Income Portfolio Manager I	Delaware Investment Advisers Delaware Investments Family of Funds	Vice President, Portfolio Manager Vice President, Senior Portfolio Manager
	Lincoln National Convertible Securities Fund, Inc.	Vice President
Joseph R. Baxter Vice President, Portfolio Manager	Delaware Investment Advisers Delaware Investments Family of Funds	Vice President, Portfolio Manager Senior Vice President, Head of Municipal Bond Investments
Richard E. Biester Vice President, Equity Trader	Delaware Investment Advisers	Vice President, Equity Trader

Name and Position With Investment Adviser	Name of Other Company	Connection With Other Company
Vincent A. Brancaccio Vice President, Senior Equity Trader	Delaware Investment Advisers	Vice President, Senior Equity Trader
Michael P. Buckley Vice President, Portfolio Manager, Director of Municipal Research	Delaware Investment Advisers Delaware Investments Family of Funds	Vice President, Portfolio Manager, Director of Municipal Research Vice President, Portfolio Manager, Senior Municipal Bond Analyst
MaryEllen M. Carrozza Vice President, Client Services	Delaware Investment Advisers Delaware General Management, Inc.	Vice President, Client Services Vice President, Client Services
	Delaware Investments Family of Funds	Vice President, Client Services
Stephen R. Cianci Senior Vice President, Senior Portfolio Manager	Delaware Investment Advisers Delaware Investments Family of Funds	Senior Vice President, Senior Portfolio Manager Senior Vice President, Senior Portfolio Manager
	Delaware Capital Management	Vice President, Portfolio Manager
Joseph F. DeMichele Vice President, High Grade Trading	Delaware Investment Advisers	Vice President, Senior High Grade Trading
Phoebe W. Figland Vice President, Investment Accounting	Delaware Service Company, Inc. Delaware Investments Family of Funds	Vice President, Investment Accounting Vice President, Investment Accounting
Joseph Fiorilla Vice President, Trading Operations	Delaware Investment Advisers	Vice President, Trading Operations
Charles E. Fish Vice President, Senior Equity Trader	Delaware Investment Advisers	Vice President, Senior Equity Trader
Clifford M. Fisher Vice President, Senior Bond Trader	Delaware Investment Advisers	Vice President, Senior Bond Trader
Denise A. Franchetti Vice President, Portfolio Manager, Municipal Bond Credit Analyst	Delaware Investment Advisers Delaware Investments Family of Funds	Vice President, Portfolio Manager, Municipal Bond Credit Analyst Vice President, Portfolio Manager, Municipal Bond Credit Analyst

Name and Position With Investment Adviser	Name of Other Company	Connection With Other Company
Brian Funk Vice President, High Yield Analyst	Delaware Investment Advisers Delaware Investments Family of Funds	Vice President, High Yield Analyst Vice President, High Yield Analyst
James A. Furgele Vice President, Investment Accounting	Delaware Investment Advisers Delaware Service Company, Inc.	Vice President, Investment Accounting Vice President, Investment Accounting
	Delaware Investments Family of Funds	Vice President, Investment Accounting
Brent C. Garrells Vice President, High Yield Analyst	Delaware Investment Advisers Delaware Investments Family of Funds	Vice President, High Yield Analyst Vice President, High Yield Analyst
Stuart M. George Vice President, Equity Trader	Delaware Investment Advisers	Vice President, Equity Trader
Robert E. Ginsberg Vice President, Porfolio Manager, Senior Equity Analyst	Delaware Investment Advisers Delaware Investments Family of Funds	Vice President, Portfolio Manager, Senior Equity Analyst Vice President, Portfolio Manager, Senior Equity Analyst
Barry Gladstein Vice President, Portfolio Analyst	Delaware Investment Advisers Delaware Capital Management Delaware Investments Family of Funds	Vice President, Portfolio Analyst Vice President, Equity Analyst Vice President, Equity Analyst
Paul Grillo Vice President, Senior Portfolio Manager	Delaware Investment Advisers Delaware Capital Management	Vice President, Senior Portfolio Manager Vice President, Portfolio Manager
	Delaware Investments Family of Funds	Vice President, Senior Portfolio Manager
Brian T. Hannon Vice President, Equity Analyst	Delaware Investment Advisers Delaware Investments Family of Funds	Vice President, Equity Analyst Vice President, Senior Portfolio Manager
Jonathan Hatcher Senior Vice President, Senior Fixed Income Analyst III, Senior High Yield Analyst	Delaware Investment Advisers Delaware Investments Family of Funds	Senior Vice President, Senior Fixed Income Analyst III, Senior High Yield Analyst Senior Vice President, Senior Reserve Analyst
Jeffrey W. Hynoski Vice President, Portfolio Manager	Delaware Investment Advisers Delaware Investments Family of Funds	Vice President, Portfolio Manager Vice President, Portfolio Manager

Name and Position With Investment Adviser	Name of Other Company	Connection With Other Company
Cynthia Isom Vice President, Portfolio Manager	Delaware Investment Advisers Delaware Investments Family of Funds	Vice President, Portfolio Manager Vice President, Portfolio Manager
Steven T. Lampe Vice President, Portfolio Manager	Delaware Investment Advisers Delaware Capital Management Delaware Investments Family of Funds	Vice President, Portfolio Manager Vice President, Portfolio Manager Vice President, Portfolio Manager
Andrew M. McCullagh, Jr. Vice President, Senior Portfolio Manager	Delaware Investment Advisers Delaware Investments Family of Funds	Vice President, Senior Portfolio Manager Vice President, Senior Portfolio Manager
Francis X. Morris Director-Fundamental Research, Senior Portfolio Manager	Delaware Investment Advisers Delaware General Management, Inc.	Senior Vice President, Senior Portfolio Manager Vice President, Senior Portfolio Manager
	Delaware Investments Family of Funds	Senior Vice President, Senior Portfolio Manager
	Delaware Capital Management	Vice President, Senior Equity Analyst
John R. Murray Vice President, Senior Equity Analyst	-	-
Philip O. Obazee Vice President, Derivatives Manager	Delaware Investment Advisers Delaware Investments Family of Funds	Vice President, Derivatives Manager Vice President, Derivatives Manager
Kevin C. Schildt Vice President, Senior Municipal Credit Analyst	Delaware Investment Advisers Delaware Investments Family of Funds	Vice President, Senior Municipal Credit Analyst Vice President, Senior Research Analyst
Brenda L. Sprigman Vice President, Business Manager-Fixed Income	Delaware Investment Advisers	Vice President, Business Manager-Fixed Income
Matthew J. Stephens Vice President, Senior High Grade Analyst	Delaware Investment Advisers Delaware Investments Family of Funds	Vice President, Senior High Grade Analyst Vice President, Senior High Grade Analyst
Michael T. Taggart Vice President, Facilities & Administrative Services	Delaware Investment Advisers Delaware Service Company, Inc.	Vice President, Facilities & Administrative Services Vice President, Facilities & Administrative Services

Name and Position With Investment Adviser	Name of Other Company	Connection With Other Company
	Delaware Distributors, L.P.	Vice President, Facilities & Administrative Services
	Delaware Distributors, Inc.	Vice President, Facilities & Administrative Services
Laura Wagner Vice President, Investment Accounting	Delaware Service Company, Inc. Delaware Investments Family of Funds	Vice President, Investment Accounting Vice President, Investment Accounting
Chris Welker Vice President, Senior High Grade Trader	Delaware Investment Advisers	Vice President, Senior High Grade Trader
James J. Wright Vice President, Senior Equity Analyst	Delaware Investment Advisers Delaware Investments Family of Funds	Vice President, Senior Equity Analyst Vice President, Senior Equity Analyst
See Yeng Quek Executive Vice President, Managing Director, Chief Investment Officer– Fixed Income	Delaware Investment Advisers Delaware Lincoln Cash Management	Executive Vice President, Managing Director, Chief Investment Officer–Fixed Income Executive Vice President, Managing Director, Chief Investment Officer–Fixed Income
	Delaware Investments Family of Funds	Executive Vice President, Managing Director, Chief Investment Officer–Fixed Income
	Delaware Management Holdings, Inc.	Executive Vice President, Managing Director, Chief Investment Officer–Fixed Income, Director, Trustee
	Delaware Management Business Trust	Executive Vice President, Managing Director, Chief Investment Officer–Fixed Income, Director, Trustee
	Lincoln National Investment Companies, Inc.	Executive Vice President, Managing Director, Chief Investment Officer–Fixed Income, Director, Trustee
	DMH Corp.	Director, Trustee
	Delaware Investments U.S., Inc.	Director, Trustee
	Delaware Management Company, Inc.	Director, Trustee
	Delaware Service Company, Inc.	Director, Trustee
	HYPPCO Finance Company Ltd.	Director, Trustee

Name and Position With Investment Adviser	Name of Other Company	Connection With Other Company
Carolyn McIntyre Senior Vice President, Human Resources	Delaware Investment Advisers Delaware Capital Management	Senior Vice President, Human Resources Senior Vice President, Human Resources
	Delaware Lincoln Cash Management	Senior Vice President, Human Resources
	Delaware Management Holdings, Inc.	Senior Vice President, Human Resources
	DMH Corp.	Senior Vice President, Human Resources
	Delaware General Management, Inc.	Senior Vice President, Human Resources
	Delaware Management Business Trust	Senior Vice President, Human Resources
	Lincoln National Investment Companies, Inc.	Senior Vice President, Human Resources
Philip R. Perkins Senior Vice President, Senior Portfolio Manager	Delaware Investment Advisers	Senior Vice President, Senior Portfolio Manager
Renee E. Anderson Vice President, Portfolio Manager, Senior Equity Analyst II	Delaware Investments Family of Funds	Vice President, Portfolio Manager, Senior Equity Analyst II
Kenneth R. Jackson Vice President, Equity Analyst	Delaware Investment Advisers Delaware Investments Family of Funds	Vice President, Equity Analyst Vice President, Equity Analyst
Donald G. Padilla Vice President, Equity Analyst II	Delaware Investments Advisers Delaware Investments Family of Funds	Vice President, Equity Analyst II Vice President, Equity Analyst II
Robert J. DiBraccio Senior Vice President, Head of Equity Trading	Delaware Investment Advisers Delaware Capital Management	Senior Vice President, Head of Equity Trading Senior Vice President, Head of Equity Trading
Daniel V. Geatens Vice President, Investment Accounting	Delaware Service Company, Inc. Delaware Investments Family of Funds	Vice President, Investment Accounting Vice President, Investment Accounting
Matthew Todorow Vice President, Portfolio Manager	Delaware Investment Advisors Delaware Investments Family of Funds	Vice President, Portfolio Manager Vice President, Portfolio Manager
Lori P. Wachs Vice President, Portfolio Manager	Delaware Investment Advisors Delaware Investments Family of Funds	Vice President, Portfolio Manager Vice President, Portfolio Manager

Emerging Markets Management, L.L.C.

Emerging Markets Management, L.L.C. ("EMM") is a sub-adviser for the Registrant's Emerging Markets Equity Fund. The principal business address of EMM is 1001 Nineteenth Street North, 17th Floor, Arlington, Virginia 22209-1722. EMM is a registered investment adviser under the Advisers Act.

Name and Position With Investment Adviser	Name of Other Company	Connection With Other Company
Antoine W. van Agtmael Managing Director, President, Chief Investment Officer and Chairman of the Investment Committee	Emerging Markets Investors Corporation The Emerging Markets Strategic Fund	Managing Director, President, Chief Investment Officer and Chairman of the Investment Committee Director
	The Africa Emerging Markets Fund	Director
	Strategic Investment Management, L.P.	Director
	Strategic Investment Management International, L.P.	Director
	Strategic Investment Partners, Inc.	Director
Michael A. Duffy Managing Director, Secretary/Treasurer and member of the Investment Committee	Emerging Markets Investors Corporation The Latin America Small Capitalization Fund	Managing Director, Secretary/Treasurer and member of the Investment Committee Director
	Strategic Investment Management, L.P.	Managing Director, Secretary/Treasurer and member of the Investment Committee
	Strategic Investment Management International, L.P.	Managing Director, Secretary/Treasurer and member of the Investment Committee
	Strategic Investment Partners, Inc. (SIP)	Managing Director, Secretary/Treasurer and member of the Investment Committee
Felicia J. Morrow Managing Director, Lead Portfolio Manager, Chief Operating Officer and member of the Investment Committee	Emerging Markets Investors Corporation Emerging Markets Management Company (Ireland) Limited	Managing Director and member of the Investment Committee Director
Hilda M. Ochoa-Brillembourg Director	Emerging Markets Investors Corporation	Director

Name and Position With Investment Adviser	Name of Other Company	Connection With Other Company
	Strategic Investment Management, L.P. (SIM)	President, Director and a member of the Investment Committee
	Strategic Investment Management International, L.P. (SIMI)	President, Director and a member of the Investment Committee
	Strategic Investment Partners, Inc. (SIP)	President, Director and a member of the Investment Committee
	Rockefeller Family Fund	Member of the Investment and Finance Committees
	General Mills	Member of the Board of Directors
	The World Bank/IMF Credit Union	Member of the Board of Directors
	Harvard Management Company	Member of the Board of Directors
	McGraw-Hill Companies	Member of the Board of Directors
Mary C. Choksi Managing Director and Director	Emerging Markets Investors Corporation The Emerging Markets Country Series Fund-The Value Fifty Portfolio	Managing Director, Director Director
	EMSAF Mauritis	Managing Director, Director and member of the Investment Committee
	Strategic Investment Management, L.P.	Managing Director, Director and member of the Investment Committee
	Strategic Investment Management International, L.P.	Managing Director, Director and member of the Investment Committee
	Strategic Investment Partners, Inc.	Managing Director, Director and member of the Investment Committee
	H.J. Heinz Company	Member of the Board of Directors
Carol A. Grefenstette Managing Director	Emerging Markets Investors Corporation	Managing Director and Director
	Strategic Investment Management, L.P.	Managing Director
	Strategic Investment Management International, L.P.	Managing Director
	Strategic Investment Partners, Inc.	Managing Director and Director

Enhanced Investment Technologies, LLC

Enhanced Investment Technologies, LLC ("INTECH") is a sub-adviser for the Registrant's Core Fixed Income and Large Cap Disciplined Equity Funds. The principal business address of INTECH is 2401 P.G.A. Boulevard, Suite 100, Palm Beach Gardens, Florida 33410. INTECH is a registered investment adviser under the Advisers Act.

Name and Position With Investment Adviser	Name of Other Company	Connection With Other Company
E. Robert Fernholz Ph.D. Executive Vice President and Chief Investment Officer	Enhanced Investment Technologies, LLC (fka Enhanced Investment Technologies, Inc.)	Director, Executive Vice President and Chief Investment Officer
Robert A. Garvy Chairman, President and CEO	Enhanced Investment Technologies, LLC (fka Enhanced Investment Technologies, Inc.)	Director, President and Chief Executive Officer
David E. Hurley Executive Vice President and Chief Operating Officer	Enhanced Investment Technologies, LLC (fka Enhanced Investment Technologies, Inc.)	Chief Operating Officer and Executive Vice President

Fischer Francis Trees & Watts, Inc. and its affiliates

Fischer Francis Trees & Watts, Inc. and three of its affiliates, Fischer Francis Trees & Watts, a corporate partnership organized under the laws of the United Kingdom, Fischer Francis Trees & Watts (Singapore) Pte Ltd, a Singapore corporation, and Fischer Francis Trees & Watts Kabushiki Kaisha, a Japanese corporation (collectively referred to as "FFTW") is a sub-adviser for the Registrant's International Fixed Income Fund. The principal business address of FFTW is 200 Park Avenue, 46th Floor, New York, New York 10166. FFTW is a registered investment adviser under the Advisers Act.

Sub-Adviser - Fischer Francis Trees & Watts, Inc.

Name and Position With Investment Adviser	Name of Other Company	Connection With Other Company
Adnan Akant Director	Charter Atlantic Corporation	Director
Stephen Casper Chief Executive Officer and Director	Charter Atlantic Corporation FFTW Diversified Alpha Fund Ltd	Chief Operating Officer, Director Director
	FFTW Funds Inc.	President, Chief Executive Officer and Director
	FFTW Global Credit Fund SPC	Director
	FFTW Global Debt Fund plc	Director
	FFTW Mortgage Total Return Fund plc	Director
	Fischer Francis Trees & Watts	Chief Executive Officer and Director

Name and Position With Investment Adviser	Name of Other Company	Connection With Other Company
	Fischer Francis Trees & Watts Ltd.	Director
	Fischer Francis Trees & Watts (Singapore) Pte Ltd	Director
	MarketAxess Holdings Inc.	Director
	The Depository Trust & Clearing Corporation	Director
	The Depository Trust Company	Director
	The Emerging Markets Clearing Corporation	Director
	The Fixed Income Clearing Corporation	Director
	The National Securities Clearing Corporation	Director
O. John Olcay Director	Charter Atlantic Corporation	Director
	FFTW Funds Selection	Chairman of the Board of Directors
	FFTW Funds Selection II	Chairman of the Board of Directors
	FFTW Global Debt Fund plc	Chairman of the Board of Directors
	FFTW Mortgage Total Return Fund plc	Chairman of the Board of Directors
	Fischer Francis Trees & Watts (Singapore) Pte Ltd	Chairman of the Board of Directors
	Fischer Francis Trees & Watts KK	Chairman of the Board of Directors
Vivien Levy-Garboua Director	BNP Paribas (Luxembourg) S.A. BNP Paribas (Suisse) S.A.	President Administrateur
	BNP Paribas (UK)	President
	BNP Paribas Asset Management Group	Member of the Executive Committee and Head of Asset Management Services
	BNP Paribas Immobilier	Representant Cimoxi, Administrateur
	BNP Paribas Private Bank, Paris	President
	BNP Paribas Securities Services	Vice President du Conseil de Surveillance
	CARDIF	Representant permanent BNP Paribas
	Charter Atlantic Corporation	Director
	COFICEM	Membre du Conseil d'Administration

Name and Position With Investment Adviser	Name of Other Company	Connection With Other Company
	KLEPIERRE	President du Conseil de Surveillance
	Meunier Promotion	President du Conseil de Surveillance
	NATIO VIE	Vice President du Conseil de Surveillance
	OGDI	President du Conseil d'Administration
	Presses Universitaries de France	Membre du Conseil de Surveillance
	SEGECE	Representant permanent BNP Paribas
	U.E.B (Switzerland) Geneve	President
Gilles de Vaugrigneuse Director	Charter Atlantic Corporation BNP Paribas Asset Management Group	Director Chairman and Chief Executive Officer
	BNP ACTION PEA EURO	Administrateur
	NATO VIE	Administrateur
	BNP Paribas Luxembourg	Administrateur
	PARVEST	Administrateur
Stephen C. Francis Director	Charter Atlantic Corporation Institute of International Education	Director Trustee
Simon Hard Director	Charter Atlantic Corporation Fischer Francis Trees & Watts KK	Director Director
Robin S. Meister Chief Legal and Risk Officer, Secretary of the Board of Directors, Chief Compliance Officer	Charter Atlantic Corporation Fischer Francis Trees & Watts	Chief Legal and Risk Officer, Chief Compliance Officer, Secretary of the Board of Directors Chief Risk Officer and Secretary
	Fischer Francis Trees & Watts KK	Chief Risk Officer
	Fischer Francis Trees & Watts (Singapore) Pte Ltd	Chief Risk Officer and Director
	FFTW Diversified Alpha Fund Ltd.	Assistant Secretary
	FFTW Funds Inc.	Chief Legal Officer and Secretary
	FFTW Funds Selection	Director
	FFTW Funds Selection II	Director
John H. Watts Chairman of the Board of Directors	Charter Atlantic Corporation BNP Paribas Asset Management	Chairman of the Board of Directors Director
	Brooklyn Bridge Development Corporation	Director
	The League of Conservation Voters	Director

Name and Position With Investment Adviser	Name of Other Company	Connection With Other Company
	Robert College of Istanbul	Director
	Eagles Nest Ranch	President
	Friends of Governor's Island	Director
	South Lano Farms Ltd.	Limited Partner
Cathleen McQuillen Chief Financial Officer	Charter Atlantic Corporation Fischer Francis Trees & Watts	Chief Financial Officer Chief Financial Officer
	Fischer Francis Trees & Watts KK	Statutory Auditor
	Fischer Francis Trees & Watts (Singapore) Pte Ltd	Director
Stewart Russell Co-Chief Investment Officer and Director	Charter Atlantic Corporation Fischer Francis Trees & Watts BlueCrest Funds	Co-Chief Investment Officer Co-Chief Investment Officer Director
Richard Williams Co-Chief Investment Officer	Charter Atlantic Corporation Fischer Francis Trees & Watts	Co-Chief Investment Officer Co-Chief Investment Officer

Sub-Adviser - Fischer Francis Trees & Watts

Name and Position With Investment Adviser	Name of Other Company	Connection With Other Company
Stephen Casper Chief Executive Officer	Charter Atlantic Corporation	Chief Executive Officer, Director
	FFTW Diversified Alpha Fund Ltd	Director
	FFTW Funds Inc.	President, Chief Executive Officer and Director
	FFTW Global Credit Fund SPC	Director
	FFTW Global Debt Fund plc	Director
	FFTW Mortgage Total Return Fund plc	Director
	Fischer Francis Trees & Watts Inc.	Chief Operating Officer, Director
	Fischer Francis Trees & Watts Ltd.	Director
	Fischer Francis Trees & Watts (Singapore) Pte Ltd	Director
	MarketAxess Holdings Inc.	Director
	The Depository Trust & Clearing Corporation	Director
	The Depository Trust Company	Director
	The Emerging Markets Clearing Corporation	Director
	The Fixed Income Clearing Corporation	Director
	The National Securities Clearing Corporation	Director

Name and Position With Investment Adviser	Name of Other Company	Connection With Other Company
Robin S. Meister Chief Financial Officer	Charter Atlantic Corporation	Chief Legal and Risk Officer, Chief Compliance Officer, Secretary of the Board of Directors
	Fischer Francis Trees & Watts Inc.	Chief Risk Officer, Secretary of the Board of Directors
	Fischer Francis Trees & Watts KK	Chief Risk Officer
	Fischer Francis Trees & Watts (Singapore) Pte Ltd	Chief Risk Officer and Director
	Fischer Francis Trees & Watts Ltd.	Secretary
	FFTW Funds Selection	Director
	FFTW Funds Selection II	Director
	FFTW Diversified Alpha Fund Ltd.	Assistant Secretary
	FFTW Funds Inc.	Chief Legal Officer, Secretary
Cathleen McQuillen Chief Financial Officer	Charter Atlantic Corporation Fischer Francis Trees & Watts Inc.	Chief Financial Officer Chief Financial Officer
	Fischer Francis Trees & Watts KK	Statutory Auditor
	Fischer Francis Trees & Watts (Singapore) Pte Ltd	Director
Stewart Russell Co-Chief Investment Officer	Charter Atlantic Corporation Fischer Francis Trees & Watts Inc.	Co-Chief Investment Officer Co-Chief Investment Officer
	BlueCrest Funds	Director
Richard Williams Co-Chief Investment Officer	Charter Atlantic Corporation Fischer Francis Trees & Watts Inc.	Co-Chief Investment Officer Co-Chief Investment Officer

Sub-Adviser - Fischer Francis Trees & Watts (Singapore) Pte Ltd

Name and Position With Investment Adviser	Name of Other Company	Connection With Other Company
Stephen P. Casper Director	Charter Atlantic Corporation FFTW Diversified Alpha Fund Ltd	Chief Operating Officer, Director Director
	FFTW Funds Inc.	President, Chief Executive Officer, Director
	FFTW Global Credit Fund SPC	Director
	FFTW Global Debt Fund plc	Director
	FFTW Mortgage Total Return Fund plc	Director
	Fischer Francis Trees & Watts	Chief Executive Officer
	Fischer Francis Trees & Watts Inc.	Chief Executive Officer, Director
	Fischer Francis Trees & Watts Ltd.	Director
	MarketAxess Holdings Inc.	Director
	The Depository Trust & Clearing Corporation	Director
	The Depository Trust Company	Director

Name and Position With Investment Adviser	Name of Other Company	Connection With Other Company
	The Emerging Markets Clearing Corporation	Director
	The Fixed Income Clearing Corporation	Director
	The National Securities Clearing Corporation	Director
Roy Wei-Chien Diao Director	-	-
Robin S. Meister Chief Compliance Officer, Director	Charter Atlantic Corporation	Chief Legal and Risk Officer, Secretary of the Board of Directors
	Fischer Francis Trees & Watts	Chief Risk Officer and Secretary
	Fischer Francis Trees & Watts Inc.	Chief Legal and Risk Officer, Chief Compliance Officer, Secretary of the Board of Directors
	Fischer Francis Trees & Watts KK	Chief Risk Officer
	Fischer Francis Trees & Watts	Secretary and Chief Compliance Officer
	Fischer Francis Trees & Watts Ltd.	Secretary
	FFTW Funds Selection	Director
	FFTW Funds Selection II	Director
	FFTW Diversified Alpha Fund Ltd.	Assistant Secretary
	FFTW Funds Inc.	Chief Legal Officer, Secretary
O. John Olcay Chairman of the Board of Directors	Charter Atlantic Corporation FFTW Funds Selection	Director Chairman of the Board of Directors
	FFTW Funds Selection II	Chairman of the Board of Directors
	FFTW Global Debt Fund plc	Chairman of the Board of Directors
	FFTW Mortgage Total Return Fund plc	Chairman of the Board of Directors
	Fischer Francis Trees & Watts Inc.	Director
	Fischer Francis Trees & Watts KK	Chairman of the Board of Directors

Sub-Adviser - Fischer Francis Trees & Watts Kabushiki Kaisha

Name and Position With Investment Adviser	Name of Other Company	Connection With Other Company
Simon Hard Director	Charter Atlantic Corporation Fischer Francis Trees & Watts Inc.	Director Director

Name and Position With Investment Adviser	Name of Other Company	Connection With Other Company
Hidekazu Higuchi Director	-	-
Ken Katayama President, Director	-	-
Cathleen McQuillen Statutory Auditor	Charter Atlantic Corporation Fischer Francis Trees & Watts	Chief Financial Officer Chief Financial Officer
	Fischer Francis Trees & Watts Inc.	Chief Financial Officer
	Fischer Francis Trees & Watts (Singapore) Pte Ltd.	Director
Robin S. Meister Chief Compliance Officer and Director	Charter Atlantic Corporation	Chief Legal and Risk Officer, Chief Compliance Officer, Secretary of the Board of Directors
	Fischer Francis Trees & Watts	Chief Compliance Officer and Secretary
	Fischer Francis Trees & Watts Inc.	Chief Legal and Risk Officer, Chief Compliance Officer, Secretary of the Board of Directors
	Fischer Francis Trees & Watts Ltd.	Secretary
	Fischer Francis Trees & Watts (Singapore) Pte Ltd	Chief Compliance Officer, Director
	FFTW Diversified Alpha Fund Ltd.	Assistant Secretary
	FFTW Funds Inc.	Chief Legal Officer, Secretary
	FFTW Funds Selection	Director
	FFTW Funds Selection II	Director
O. John Olcay Chairman of the Board of Directors	Charter Atlantic Corporation FFTW Funds Inc.	Director Chairman of the Board of Directors
	FFTW Funds Selection	Chairman of the Board of Directors
	FFTW Funds Selection II	Chairman of the Board of Directors
	FFTW Global Debt Fund plc	Chairman of the Board of Directors
	FFTW Mortgage Total Return Fund plc	Chairman of the Board of Directors
	Fischer Francis Trees & Watts Inc.	Director
	Fischer Francis Trees & Watts (Singapore) Pte Ltd.	Chairman of the Board of Directors

Fisher Investments, Inc.

Fisher Investments, Inc. ("Fisher") is a sub-adviser for the Registrant's International Equity and World Equity Ex-US Funds. The principal business address of Fisher is 13100 Skyline Boulevard, Woodside, California 94062. Fisher is a registered investment adviser under the Advisers Act.

Name and Position With Investment Adviser	Name of Other Company	Connection With Other Company
Kenneth L. Fisher, Chief Executive Officer, Chief Investment Officer, Investment Policy Committee member	Purisima Funds, LLC	President, Trustee
Jeffery L. Silk, President, Chief Operating Officer, Investment Policy Committee member	-	-
Andrew S. Teufel, Assistant President, Director of Research, Investment Policy Committee member	Purisima Securities, LLC	President, Treasurer
Deglin F. Kenealy, Formerly Executive Vice President Private Client Group (through 12-31-03), currently Executive Vice President Corporate Acquisitions	Purisima Securities, LLC	Registered Principal
Sherrilyn A. Fisher, Chief Financial Officer, Corporate Secretary	Purisima Funds, LLC Fisher Investments Europe Limited	Secretary Director, Shareholder
Steven R. Triplett, Assistant President	Purisima Securities, LLC	Registered Principal

Franklin Portfolio Associates, LLC

Franklin Portfolio Associates, LLC ("FPA") is a sub-adviser for the Registrant's Large Cap Fund. The principal business address of FPA is One Boston Place, 29th Floor, Boston, Massachusetts 02108. FPA is a registered investment adviser under the Advisers Act.

Name and Position With Investment Adviser	Name of Other Company	Connection With Other Company
John S. Cone, President & CEO, Director	Mellon Financial Corporation	Officer
Oliver E. Buckley, Sr. Vice President	Mellon Financial Corporation	Officer

Name and Position With Investment Adviser	Name of Other Company	Connection With Other Company
Michael F. Dunn, Sr. Vice President	Mellon Financial Corporation	Officer
Paul F. Healey, Executive Vice President, Chief Operating Officer, Director	Mellon Financial Corporation	Officer
Mary M. McDermott-Holland, Sr. Vice President	-	-
John V. Doggett, Vice President	Mellon Financial Corporation	Officer
Gregg E. Pendergast, Vice President	-	-
Stephen L. Sexeny, Vice President	Mellon Financial Corporation	Officer
Langton C. Garvin, Sr. Vice President	Mellon Financial Corporation	Officer
Jennifer A. Vinson, Vice President	-	-
Kristin D. Crawford, Vice President	-	-
Timothy E. Burke, Trading Officer	-	-
Khaled A. Moheydeen, Technology Officer	-	-
Milton B. Sachse, Technology Officer	-	-
Laurie C. Knapp Chief Legal Officer	Mellon Financial Corporation	Vice President
John J. Nagorniak, Chairman	-	-
Stephen Canter, Director	Mellon Financial Corporation	Sr. Vice President
Francis D. Antin, Director	Mellon Financial Corporation	Sr. Vice President
Ronald P. O' Hanley, Director	Mellon Financial Corporation	Vice Chairman
Kenneth L. Fisher, Chief Executive Officer, Chief Investment Officer, Investment Policy Committee Member	Purisima Securities, LLC The Purisima Funds	Indirect Owner President, Trustee

Name and Position With Investment Adviser	Name of Other Company	Connection With Other Company
Jeffery L. Silk, President, Chief Operating Officer, Investment Policy Committee Member	-	-
Andrew S. Teufel, Assistant President, Director of Research, Investment Policy Committee Member	Purisima Securities, LLC	President, Treasurer
Damian D. Ornani, Executive Vice President	-	-
Steven R. Triplett, Assistant President	Purisima Securities, LLC	Registered Principal

Fuller & Thaler Asset Management, Inc.

Fuller & Thaler Asset Management, Inc. ("Fuller & Thaler") is a sub-adviser for the Registrant's International Equity and World Equity Ex-US Funds. The principal business address of Fuller & Thaler is is 411 Borel Avenue, Suite 402, San Mateo, California 94420. Fuller & Thaler is a registered investment adviser under the Advisers Act.

Name and Position With Investment Advisor	Name and Address of Other Company	Connection With Other Company
Daniel Kahneman, Director	Princeton University, Department of Psychology, Green Hall, Princeton, NJ 08544	Eugene Higgins Professor of Psychology
Richard Thaler, Director and Principal	The University of Chicago Graduate School of Business, 5807 South Woodlawn Avenue, Chicago, Illinois 60637	Robert P. Gwinn Professor of Behavioral Science and Economics

Goldman Sachs Asset Management, L.P.

Goldman Sachs Asset Management, L.P. ("GSAM") is a sub-adviser for the Registrant's Large Cap Fund. The principal business address of GSAM is 32 Old Slip, New York, New York 10005. GSAM is a registered investment adviser under the Advisers Act.

Name and Position With Investment Adviser	Name of Other Company	Connection With Other Company
Henry M. Paulson, Jr. Managing Director	The Goldman Sachs Group, Inc.	Chairman, Chief Executive Officer and Director
	Goldman, Sachs & Co.	Managing Director
Robert J. Hurst Managing Director	The Goldman Sachs Group, Inc. Goldman, Sachs & Co.	Vice Chairman and Director Managing Director
Lloyd C. Blankfein Managing Director	The Goldman Sachs Group, Inc. Goldman, Sachs & Co.	President, Chief Operating Officer and Director Managing Director

ING Investment Management Co.

ING Investment Management Co. ("ING"), which comprises businesses formerly conducted by ING Ghent Asset Management LLC, is a sub-adviser for the Registrant's Core Fixed Income and High Yield Bond Funds. The principal business address of ING is 230 Park Avenue, 13th Floor, New York, New York 10169. ING is a registered investment adviser under the Advisers Act.

Name and Position With Investment Adviser	Name of Other Company	Connection With Other Company
Robert W. Crispin Chairman	-	-
Kenneth J. Monaghan Senior Vice President, Portfolio Manager	-	-
Paul H. Ross Senior Vice President, Portfolio Manager	-	-
J. Paul Gillin Senior Vice President, Portfolio Manager	-	-
Geert Dhont Senior Vice President, Portfolio Manager	-	-
Timothy R. Dawling Senior Vice President, Portfolio Manager
Robert D. Farnham Senior Vice President, Director of Research	-	-
Gerald T. Lins General Counsel	-	-
Cindy Palmer Chief Administrative Officer	-	-

Integrity Asset Management, LLC

Integrity Asset Management, LLC ("Integrity") is a sub-adviser for the Registrant's Small/Mid Cap Equity Fund. The principal business address of Integrity is 9900 Corporate Campus Drive, Suite 3000, Louisville, Kentucky 40223. Integrity is an investment adviser registered under the Advisers Act.

Name and Position With Investment Adviser	Name of Other Company	Connection With Other Company
Matthew G. Bevin Chief Executive Officer & Principal	INVESCO-National Asset Management	(2001 – 2002) Director of Product Management

Name and Position With Investment Adviser	Name of Other Company	Connection With Other Company
Daniel G. Bandi CFA, Chief Investment Officer, Value Equities & Principal	National City Investment Management, Co.	(1998 – 2003) Managing Director of Equity Investment
Daniel J. DeMonica CFA, Senior Portfolio Manager & Principal	National City Investment Management, Co.	(2001 – 2003) Portfolio Manager
Adam I. Friedman Senior Portfolio Manager & Principal	National City Investment Management, Co.	(1998 – 2003) Senior Portfolio Manager
William H. McNett CFA, Senior Portfolio Manager & Principal	Turner Investments	(1999 – 2003) Principal/ Client Service

J.P Morgan Investment Management, Inc.

J. P. Morgan Investment Management, Inc. ("JPMIM") is a sub-adviser for the Registrant's High Yield Bond Fund. The principal business address of JPMIM is 522 Fifth Avenue, New York, New York, 10036. JPMIM is an investment adviser registered under the Advisers Act.

Name and Position With Investment Adviser	Name of Other Company	Connection With Other Company
Evelyn V. Guernsey President, Director, Managing Director	JPMorgan Investment Advisors Inc.	Chairperson, President and CEO
Clive Brown Director, Managing Director Head of International Business	-	-
George C.W. Gatch Director, Managing Director	J.P. Morgan Funds	CEO and President
Seth P. Bernstein Global Head of Fixed Income, Managing Director	-	-
Lawrence M. Unrein Head of Private Equity and Hedge Funds Director, Managing Director	-	-
Martin R. Porter Global Head of Equities, Managing Director	-	-

Name and Position With Investment Adviser	Name of Other Company	Connection With Other Company
Andrew Spencer Chief Investment Officer of U.S. Retail Business, Managing Director	-	-
Anthony M. Roberts Head of Legal, Managing Director	-	-
Francis X. Curley Chief Compliance Officer, Managing Director	-	-

Lee Munder Investments, Ltd.

Lee Munder Investments, Ltd. ("LMIL") is a sub-adviser for the Registrant's Small/Mid Cap Equity and Small Cap Funds. The principal business address of LMIL is 200 Clarendon Street, 28th Floor, Boston, Massachusetts 02116. LMIL is an investment adviser registered under the Advisers Act.

Name and Position With Investment Adviser	Name of Other Company	Connection With Other Company
Lee Munder, Chairman
Kenneth Swan President & C.O.O.	-	-
Robert A. Smith Partner	Castanea Partners, Inc	Co-Founder and Managing Director
	The Neiman Marcus Group	Vice Chairman of the Board of Directors
Jonathan Stone Portfolio Manager	-	-
Nicholas Battelle Portfolio Manager	-	-
Terry Gardner CFO	-	-
Jeffrey Davis C.I.O.	Rockefeller & Co Berklee School of Music	C.I.O. Board of Trustees
	International House-NYC	Board of Trustees

LSV Asset Management

LSV Asset Management ("LSV") is a sub-adviser for the Registrant's Small/Mid Cap Equity, Small Cap and Large Cap Funds. The principal business address of LSV is 1 N. Wacker Drive, Chicago, Illinois 60606. LSV is an investment adviser registered under the Advisers Act.

Name and Position With Investment Adviser	Name of Other Company	Connection With Other Company
SEI Funds, Inc. General Partner	-	-

Name and Position With Investment Adviser	Name of Other Company	Connection With Other Company
Josef Lakonishok Partner, CEO, Portfolio Manager	University of Illinois	Professor of Finance
Robert Vishny Partner, Portfolio Manager	University of Chicago	Professor of Finance
Menno Vermeulen, CFA Partner, Portfolio Manager,	-	-
Christopher J. LaCroix Partner, Managing Director of Business Development	-	-
Tremaine Atkinson Partner, Chief Operating Officer	-	-

Martingale Asset Management, L.P.

Martingale Asset Management, L.P. ("Martingale") is a sub-adviser for the Registrant's Small/Mid Cap Equity and Small Cap Funds. The principal business address of Martingale is 222 Berkeley Street, Boston, Massachusetts 02116. Martingale is a registered investment adviser under the Advisers Act.

Name and Position With Investment Adviser	Name of Other Company	Connection With Other Company
Martingale Asset Management Corporation (MAM) General Partner	Martingale Asset Management, L.P.	General Partner
Patricia J. O'Connor CFO, Executive Vice President, Limited Partner	MAM	Treasurer, Director, Shareholder
William Edward Jacques, CIO, Executive Vice President, Portfolio Manager, Limited Partner	MAM	Director, Shareholder
Alan J. Strassman Chairman, Limited Partner	MAM	Director, Chairman, Shareholder
Arnold Seton Wood President, Portfolio Manager, Limited Partner	MAM	Director, Shareholder
Douglas Evan Stark CFA, Investment Research, Portfolio Manager, Limited Partner	-	-
Samuel Nathans, CFA Portfolio Manager, Limited Partner	-	-

Name and Position With Investment Adviser	Name of Other Company	Connection With Other Company
Thomas A. Cosmer CFA, Senior Vice President and Partner	-	-
Jill G. Brogan Vice President and Partner	-	-
Guy A. Skaggs Senior Vice President and Partner	-	-
Elizabeth F. Davis Vice President and Partner	-	-
Jennifer Visco, CPA Vice President and Partner	-	-
James M. Eysenbach, CFA Senior Vice President	-	-
Ellen M. Kelly Senior Vice President and Partner	-	-

Mazama Capital Management, Inc.

Mazama Capital Management, Inc. ("Mazama") is a sub-adviser for the Registrant's Small Cap and Small/Mid Cap Equity Funds. The principal business address of Mazama is One SW Columbia Street, Suite 1500, Portland, Oregon 97258. Mazama is an investment adviser registered under the Advisers Act.

Name and Position With Investment Adviser	Name of Other Company	Connection With Other Company
Ronald Adair Sauer President, Chairman and Chief Investment Officer	-	-
Helen McDonald Degener Director and Strategic Advisor	The Mathes Company	VP and Portfolio Manager
Jill Ronne Collins Senior VP Marketing & Client Service	-	-
Brian Paul Alfrey Director, Executive Vice President and Chief Operating Officer	-	-
Stephen Charles Brink Senior Vice President, Director of Research	-	-

McKinley Capital Management, Inc.

McKinley Capital Management, Inc. ("McKinley Capital") is a sub-adviser for the Registrant's Small Cap, International Equity and World Equity Ex-US Funds. The principal business address of McKinley Capital is 3301 C Street, Suite 500, Anchorage, Alaska 99503. McKinley Capital is a registered investment adviser under the Advisers Act.

Name and Position With Investment Adviser	Name of Other Company	Connection With Other Company
Robert B. Gillam President, CIO	FAS Alaska, Inc. McKinley Offshore Management, Ltd.	Officer, Director Director
Diane M. Wilke Executive Vice President, COO	McKinley Offshore Management, Ltd. FAS Alaska, Inc.	Director Officer, Director
B. Thomas Willison Director	-	-
Tamara L. Leitis Assistant Vice President, HR Manager	-	-
Gregory O'Keefe CFO	-	-
Charles Weaver Director	-	-
Brian Stafford Director	-	-
Robert Storer Director	-	-

Metropolitan West Asset Management LLC

Metropolitan West Asset Management LLC ("MWAM") is a sub-adviser for the Registrant's Long Duration, Extended Duration, High Yield Bond and Core Fixed Income Funds. The principal business address of MWAM 11766 Wilshire Boulevard, Suite 1580, Los Angeles, California 90025. MWAM is a registered investment adviser under the Advisers Act.

Name and Position With Investment Adviser	Name of Other Company	Connection With Other Company
Scott Dubchansky Chief Executive Officer, Partner	Metropolitan West Funds	Chairman of the Board of Trustees, CEO, President
Tad Rivelle Chief Investment Officer, Partner, Managing Director	-	-
Laird Landmann Portfolio Manager, Partner, Managing Director	-	-

Name and Position With Investment Adviser	Name of Other Company	Connection With Other Company
David Lippman Portfolio Manager, Partner, Managing Director	Metropolitan West Funds	Trustee
Steve Kane Portfolio Manager, Partner, Managing Director	-	-
Chris Scibelli Director of Marketing, Partner, Managing Director	-	-
Patrick Moore Director of Client Services	-	-
Joseph Hattesohl Chief Financial Officer	Metropolitan West Funds	Treasurer, Chief Financial Officer
Cal Rivelle Chief Technology Officer	-	-
Richard Hollander Director	Metwest Financial	Chairman, Chief Executive Officer

Montag & Caldwell, Inc.

Montag & Caldwell, Inc. ("Montag & Caldwell") is a sub-adviser for the Registrant's Large Cap Fund. The principal business address of Montag & Caldwell is 3455 Peachtree Road, NE, Suite 1200, Atlanta, Georgia 30326-3248. Montag & Caldwell is a registered investment adviser under the Advisers Act.

Name and Position With Investment Adviser	Name of Other Company	Connection With Other Company
Ronald E. Canakaris, CFA CEO, President, Director and CIO	-	-
Albertus Petrus Schouws Director	ABN AMRO Asset Management Holding, NV	Global Chief Financial Officer
Huibert Boumeester Director	ABN AMRO Asset Management Holding, NV	Chairman, CEO
Solon P. Patterson, CFA Chairman, Director	-	-
William A. Vogel, CFA Executive Vice President, Director	-	-

Morgan Stanley Investment Management Inc. and Morgan Stanley Investment Management Limited

Morgan Stanley Investment Management Inc. ("MSIM Inc.") is a sub-adviser for the Registrant's International Equity Fund. MSIM Inc. delegates certain investment advisory responsibilities to its affiliate,

Morgan Stanley Investment Management Limited ("MSIM Limited"). The principal business address of MSIM Inc. is 1221 Avenue of the Americas, New York, NY 10020. The principal business address of MSIM Limited is 25 Cabot Square, Canary Wharf, London E14 4QA United Kingdom. MSIM Inc. and MSIM Limited are investment advisers registered under the Advisers Act.

Sub-Adviser: Morgan Stanley Investment Management Inc.

Name and Position With Investment Adviser	Name of Other Company	Connection With Other Company
Mitchell M. Merin President, Chief Operating Officer and Director	Morgan Stanley Investment Advisors Inc. Morgan Stanley Distributors Inc. Morgan Stanley Trust	President, Chief Executive Officer, Director Chairman and Director Chairman and Director
	Morgan Stanley Services Company Inc.	President, Chief Executive Officer and Director
	Morgan Stanley Institutional Funds	President
	Morgan Stanley Retail Funds	President
	Various Morgan Stanley Subsidiaries	Director
	Van Kampen Closed-End Funds	Trustee and President
	Van Kampen Open-End Funds	Trustee and President
Ronald E. Robison Principal Executive Officer of Funds in the Fund Complex	Morgan Stanley Distributors Inc. Morgan Stanley & Co. Incorporated Morgan Stanley Investment Advisers Inc.	Managing Director, Director Managing Director Managing Director, Chief Administrative Officer, Director
	Morgan Stanley Services Company Inc.	Managing Director, Chief Administrative Officer, Director
	Morgan Stanley Trust	Director
	Morgan Stanley Retail Funds	Executive Vice President and Principal Executive Officer
	Morgan Stanley Institutional Funds	Executive Vice President and Principal Executive Officer
	Morgan Stanley SICAV	Director
Alexander C. Frank Treasurer, Managing Director	Morgan Stanley	Global Treasurer
Name and Position With Investment Adviser	Name of Other Company	Connection With Other Company
Joseph J. McAlinden Managing Director, Chief Investment Officer	Morgan Stanley Investment Advisers Inc. Van Kampen Funds	Managing Director and Chief Investment Officer Chief Investment Officer
	Morgan Stanley Institutional Funds	Vice President

Name and Position With Investment Adviser	Name of Other Company	Connection With Other Company
	Morgan Stanley Retail Funds	Vice President
Rajesh K. Gupta Managing Director and Chief Administrative Officer-Investments	Morgan Stanley Investment Advisors Inc.	Managing Director and Chief Administrative Officer-Investments
Barry Fink General Counsel, Managing Director	Morgan Stanley Investment Advisors Inc.	Managing Director, Secretary, Director and previously Vice President and Assistant General Counsel
	Morgan Stanley Services Company Inc.	Managing Director, Secretary, Director and previously Vice President and Assistant General Counsel
	Morgan Stanley Retail Funds	Vice President and previously Secretary and General Counsel
	Morgan Stanley Institutional Funds	Vice President
	Morgan Stanley DW Inc.	Assistant Secretary
	Morgan Stanley Distributors Inc.	Managing Director, Secretary and Director
Carsten Otto Executive Director and U.S. Director of Compliance	Morgan Stanley Investment Advisors Inc.	Executive Director

Sub-Adviser: Morgan Stanley Investment Management Limited

Name and Position With Investment Adviser	Name of Other Company	Connection With Other Company
Andrew Onslow Director	-	-
Peter Wright Director	-	-
James David Germany Director	-	-
Stephano Russo Director	-	-
Michael Green Director	-	-
Graham Stone Chief Compliance Officer	-	-

Nomura Corporate Research and Asset Management Inc.

Nomura Corporate Research and Asset Management Inc. ("Nomura") is a sub-adviser for the Registrant's High Yield Bond Fund. The principal business address of Nomura is Two World Financial Center, Building B, 25th Floor, New York, New York 10281-1198. Nomura is an investment adviser registered under the Advisers Act.

Name and Position With Investment Adviser	Name of Other Company	Connection With Other Company
Robert Levine President, CEO and Board Member	Nomura Holding America, Inc.	Executive Managing Director
Joseph Redmond Schmuckler Co-Chairman of the Board	Nomura Securities International, Inc.	President, Chief Operating Officer
David Mair Findlay Executive Managing Director, Board Member, Chief Legal Officer	Nomura Holding America, Inc. Nomura Securities International, Inc.	Chief Legal Officer, Board Member, Executive Managing Director Chief Legal Officer, Board Member, Executive Managing Director
Hideyuki Takahashi Co-Chairman of the Board	Nomura Securities International, Inc.	Board Member, Chief Executive Officer
David Crall Managing Director	-	-
Stephen Kotsen Director	-	-

Peregrine Capital Management Inc.

Peregrine Capital Management Inc. ("Peregrine") is a sub-adviser for the Registrant's Large Cap Fund. The principal business address of Peregrine is LaSalle Plaza, 800 LaSalle Avenue, Suite 1850, Minneapolis, Minnesota 55402-2018. Peregrine is a registered investment adviser under the Advisers Act.

Name and Position With Investment Adviser	Name of Other Company	Connection With Other Company
Jon R. Campbell Director	Wells Fargo Bank, N.A. Blackhawk Bancorporation	Lakes Region Director, Executive Vice President
	Brenton Banks, Inc.	Director, President
	Central Pacific Corporation	Executive Vice President
	Charter Holdings, Inc.	Director, Executive Vice President
	First Commerce Bancshares, Inc.	Director, President
	First Interstate Bancorporation, Inc.	Director, President
	First Place Financial Corporation	Director, President
	First Valley Delaware Financial Corporation	Director, Chief Executive Officer
	GST Co.	Director, Executive Vice President
	IBID, Inc.	Director, Executive Vice President

Name and Position With Investment Adviser	Name of Other Company	Connection With Other Company
	Lowry Hill Investment Advisors, Inc.	Chairman
	National Bancorp of Alaska, Inc.	Director, President
	Nero Limited, LLC	Director, President & Chief Executive Officer
	Northland Escrow Services, Inc.	Director, President
	Norwest Alliance System, Inc.	Director, President
	Pacific Northwest Bancorp	Director, President
	Pacific Northwest Financial Services, Inc.	Director, President
	Texas Financial Bancorporation, Inc.	Director, President
	Tiberius Ventures, L.L.C.	Director, President & Chief Executive Officer
	Two Rivers Corporation	Director, President
	Wells Fargo Corporate Services, Inc.	Director, President
	Wells Fargo Investment Group, Inc.	Director, President
	Wells Fargo, Ltd.	Director, President
	WF National Bank South Central	Chairman, President & Chief Executive Officer
	Fairview Health Services	Director
	The Minneapolis Orchestral Association	Director
	Minnesota Business Partnership	Director
	The Greater Twin Cities United Way	Director
	The Curtis L. Carlson School of Management Board of Overseers	Director
Jay H. Strohmaier Senior Vice President, Portfolio Manager	-	-
James P. Ross Senior Vice President, Senior Portfolio Advisor	-	-
Colin M. Sharp Senior Vice President, Director of Technology and Operations	-	-
Robert B. Mersky Chairman of the Board, CEO, President, Portfolio Manager

Name and Position With Investment Adviser	Name of Other Company	Connection With Other Company
Ronald G. Hoffman COO, CFO, Senior Vice President	-	-
John S. Dale Senior Vice President, Portfolio Manager	The Montana Land Reliance	Director-At-Large
Julie M. Gerend Senior Vice President, Director, Client Services and Marketing	-	-
William D. Giese Senior Vice President, Portfolio Manager	-	-
Daniel J. Hagen Senior Vice President, Portfolio Manager	NET Ministries	Director
David S. Lunt Senior Vice President, CCO
John A. Maschoff Senior Vice President, Client Services and Marketing	-	-
Barbara K. McFadden Senior Vice President, Co-Manager, Equity Trading	Benilde-St. Margaret's School	Director
Gary E. Nussbaum Senior Vice President, Portfolio Manager	-	-
Douglas G. Pugh Senior Vice President, Portfolio Manager	-	-
Paul E. von Kuster, III Senior Vice President, Portfolio Manager	-	-
Paul R. Wurm Senior Vice President, Co-Manager, Equity Trading	-	-
Tasso H. Coin Senior Vice President, Portfolio Manager	-	-

Name and Position With Investment Adviser	Name of Other Company	Connection With Other Company
Stephanie M. Adams Senior Vice President, Client Service and Marketing	Northshore Advisors, LLC	Director of Marketing
William A. Grierson Senior Vice President, Associate Portfolio Manager

Quantitative Management Associates LLC

Quantitative Management Associates LLC ("QMA") is a sub-adviser for the Registrant's International Equity, World Equity Ex-US, Large Cap Disciplined Equity and Large Cap Funds. The principal business address of QMA is Gateway Center 2, McCarter Highway & Market Street, Newark, New Jersey 07102. QMA is a registered investment adviser under the Advisers Act.

Name and Position With Investment Adviser	Name of Other Company	Connection With Other Company
Ronald K. Andrews Manager	Jennison Associates LLC Prudential Investments LLC	Director Senior Vice President
	American Skandia Investment Services, Incorporated	Senior Vice President
	American Skandia Advisory Services, Inc.	Senior Vice President
Dennis Kass Manager and Chairman	Jennison Associates LLC Prudential Trust Company	Chairman & CEO Director
	Prudential Investment Management, Inc	Director and Vice President
Timothy J. Knierim Manager	Jennison Associates LLC PIM Warehouse, Inc.	Director Assistant Secretary
	Prumerica Financial Asia Limited	Corporate Secretary
	Prudential Latin American Investments, Ltd.	Secretary
	Residential Information Services, Inc.	Vice President and Secretary
	The Prudential Insurance Company of America	Assistant Secretary
	Prudential Investment Management, Inc.	Vice President and Assistant Secretary
Kenneth Moore Manager, Vice President and Chief Financial Officer	The Prudential Insurance Company of America Prudential Investment Management, Inc.	Vice President Vice President
	Jennison Associates LLC	Senior Vice President and Treasurer
	JP Morgan Fleming Investment Management US	Vice President and Chief Financial Officer

Name and Position With Investment Adviser	Name of Other Company	Connection With Other Company
James H. Scott Manager and President	PTC Services, Inc. Prudential Trust Company	Director Director
	The Prudential Insurance Company of America	Vice President
	Pramerica Asset Management, Inc.	Director and Senior Vice President
	Prudential Investment Management, Inc.	Vice President and Managing Director
Margaret S. Stumpp Manager, Vice President and Chief Investment Officer	Prudential Trust Company The Prudential Insurance Company of America Pramerica Asset Management, Inc.	Vice President Vice President Senior Vice President
	Prudential Investment Management, Inc.	Vice President
Bernard B. Winograd Manager	Jennison Associates LLC PIC Holdings Limited	Director Chairman and Director
	PIM Foreign Investments, Inc.	President
	PIM Warehouse, Inc.	Chairman and Director
	Prudential Investment Management Services LLC	Executive Vice President
	Prudential Asset Management Holding Company	Director and Vice President
	The Prudential Insurance Company of America	Vice President
	Prudential Investment Management, Inc.	Director and President & CEO
	PIM Investments, Inc.	Director and President

Rexiter Capital Management Limited

Rexiter Capital Management Limited ("Rexiter") is a sub-adviser for the Registrant's Emerging Markets Equity and World Equity Ex-US Funds. The principal business address of Rexiter is 21 St. James's Square, London SWIY 4SS United Kingdom. Rexiter is an investment adviser registered under the Advisers Act.

Kenneth King Managing Director and Chief Investment Officer	-	-
Helena Coles Director-Senior Investment Manager	-	-
Adrian Cowell Director-Senior Investment Manager	-	-

Name and Position With Investment Adviser	Name of Other Company	Connection With Other Company
Murray Davey Director-Senior Investment Manager	-	-
Christopher James Director-Senior Investment Manager	-	-
Gavin MacLachlan Director-Business Manager and Company Secretary	-	-
Nicholas Payne Director-Senior Investment Manager	-	-
Christopher Vale Director-Senior Investment Manager	-	-
Jay Cromarty Director	State Street Global Alliance (US)	President
Joe Lyons Director	State Street Global Alliance (US)	Senior Principal
Nancy Mangraviti Legal Counsel	State Street Global Alliance (US)	Legal Counsel
Sam Stewart Chief Compliance Officer	SSgA Limited (UK)	Head of Compliance and Risk
Christopher Peacock Deputy Head of Compliance and Risk	SSgA Limited (UK)	Deputy Head of Compliance and Risk
Sean McLeod Compliance Assistant	SSgA Limited (UK)	Compliance Assistant
Tanya Barvenik Compliance Assistant	SSgA Limited (UK)	Compliance Assistant
John Stelley Compliance-Code of Ethics	SSgA (US)	Compliance – Code of Ethics
Tracey Wilkinson Compliance-Code of Ethics	SSgA (US)	Compliance – Code of Ethics
Andrew Letts Proxy Voting	SSgA (US)	Proxy Voting
Sylvana Billings Finance Manager	-	-

Security Capital Research & Management Incorporated

Security Capital Research & Management Incorporated ("Security Capital") is a sub-adviser for the Registrant's Small Cap and Small/Mid Cap Equity Funds. The principal business address of Security Capital is 10 South Dearborn Street, Suite 1400, Chicago, Illinois, 60603. Security Capital is a registered investment adviser under the Advisers Act.

Name and Position With Investment Adviser	Name of Other Company	Connection With Other Company
Kevin W. Bedell Managing Director	-	-
Anthony R. Manno, Jr. President, Sole Director, and Managing Director	-	-
David E. Rosenbaum Managing Director	-	-
Kenneth D. Statz Managing Director	-	-

SEI Investments Management Corporation

SEI Investments Management Corporation ("SIMC") is the adviser for the Registrant's Funds. The principal business address of SIMC is One Freedom Valley Drive, Oaks, PA 19456. SIMC is an investment adviser registered under the Investment Advisers Act of 1940 (the "Advisers Act").

Name and Position With Investment Adviser	Name of Other Company	Connection With Other Company
Edward D. Loughlin Director, President	SEI Investments Company	Executive Vice President- Enterprise Division
	SEI Investments Distribution Co.	Director
	SEI Trust Company	Director
	SEI Investments Global Funds Services	Senior Vice President
	SEI Investments (France)	Board of Directors
	SEI Investments Management Corporation II	Director, President
	SEI Investments Fund Management	Chief Executive Officer
	SEI Investments Canada Company	Director
Carl A. Guarino Director, Senior Vice President	SEI Investments Company SEI Investments Distribution Co. SEI Global Holdings (Cayman) Inc.	Executive Vice President Director Director
	SEI Investments (France)	Board of Directors
	LSV Asset Management	Management Committee
	SEI Investments Management Corporation II	Director, Senior Vice President
	SEI Investments Global, Limited	Director

Name and Position With Investment Adviser	Name of Other Company	Connection With Other Company
	SEI Insurance Group, Inc.	Director
	SEI Franchise, Inc.	Director
	SEI Investments Fund Management	Senior Vice President
Jack May Vice President	SEI Investments Management Corporation II	Vice President
	SEI Franchise, Inc.	Vice President
James V. Morris Vice President	SEI Global Services, Inc.	Vice President
Stephen Onofrio Vice President	SEI Investments Management Corporation II	Vice President
Timothy D. Barto General Counsel, Vice President, Secretary	SEI Investments Company SIMC Holdings, LLC	Vice President, Assistant Secretary Manager
	SEI Investments Fund Management	General Counsel, Vice President, Secretary
	SEI Investments Global Funds Services	General Counsel, Vice President, Secretary
	SEI Investments Management Corporation II	General Counsel, Vice President, Secretary
	SIMC Subsidiary, LLC	Manager
	SEI Franchise, Inc.	Assistant Secretary
	SEI Investments Global (Bermuda) Ltd.	Vice President
	SIMC Holdings, LLC	Manager
	SEI Global Services, Inc.	Vice President, Assistant Secretary
Robert Crudup Senior Vice President	SEI Investments Global Funds Services	Senior Vice President
	SEI Investments Fund Management	Senior Vice President
	SEI Investments Company	Executive Vice President
	SEI Global Services, Inc.	Director, President
Richard A. Deak Vice President, Assistant Secretary	SEI Investments Company SEI Global Services, Inc.	Vice President, Assistant Secretary General Counsel, Vice President, Secretary
	SEI Investments Global Funds Services	Vice President, Assistant Secretary
	SEI Investments Management Corporation II	Vice President, Assistant Secretary

Name and Position With Investment Adviser	Name of Other Company	Connection With Other Company
Lydia A. Gavalis Vice President, Assistant Secretary	SEI Investments Company SEI Trust Company	Vice President, Assistant Secretary General Counsel, Assistant Secretary
	SEI Investments Management Corporation II	Assistant Secretary
	SEI Private Trust Company	General Counsel
	SEI Insurance Group, Inc. Secretary	Vice President, Assistant
Greg Gettinger Vice President	SEI Trust Company SEI Investments Global Funds Services	Vice President Vice President
	SEI Investments Fund Management	Vice President
	SEI Investments Management Corporation II	Vice President
	SEI Investments Management Corporation Delaware, L.L.C.	Vice President
	SEI Global Services, Inc.	Vice President
Kathy Heilig Vice President, Treasurer	SEI Inc. (Canada) SEI Ventures, Inc.	Vice President, Treasurer Director, Vice President, Treasurer
	SEI Insurance Group, Inc.	Vice President, Treasurer
	SEI Global Investments Corp.	Vice President, Treasurer
	SEI Advanced Capital Management, Inc.	Director, Vice President, Treasurer
	SEI Investments Global (Cayman), Limited	Vice President, Treasurer
	SEI Primus Holding Corp.	Director, Vice President, Treasurer
	SEI Global Services, Inc.	Treasurer
	SEI Franchise, Inc.	Vice President, Treasurer
	SEI Global Capital Investments, Inc.	Director, Vice President, Treasurer
	SEI Investments Fund Management	Vice President, Treasurer
	SEI Global Holdings (Cayman) Inc.	Vice President, Treasurer, Assistant Secretary
	SEI Funds, Inc.	Director, Vice President, Treasurer
	SEI Investments Management Corporation II	Vice President, Treasurer
	SEI Investments Management Corporation Delaware, L.L.C.	Manager, Vice President, Treasurer

Name and Position With Investment Adviser	Name of Other Company	Connection With Other Company
	SEI Investments, Inc.	Director, Vice President, Treasurer
	SEI Investments Developments, Inc.	Director, Vice President, Treasurer
	SEI Investments Company	Vice President, Controller, Chief Accounting Officer
Carolyn McLaurin Vice President	-	-
Raymond B. Webster Vice President	SEI Investments Management Corporation II	Vice President
	SEI Global Services, Inc.	Vice President
Lori L. White Assistant Secretary	SEI Investments Company	Vice President, Assistant Secretary
	SEI Investments Distribution Co.	Vice President, Assistant Secretary
	SEI Investments Management Corporation II	Assistant Secretary
	SEI Investments Global Funds Services	Assistant Secretary
	SEI Investments Fund Management	Assistant Secretary
David Campbell Vice President	SEI Global Services, Inc. SEI Investments Global Fund	Vice President Vice President Services
Lori Heinel Vice President	-	-
Jim Combs Vice President	SEI Global Services, Inc.	Vice President
Paul Klauder Vice President	SEI Global Services, Inc.	Vice President
Alison Saunders Vice President	SEI Global Services, Inc.	Vice President
Brandon Sharrett Vice President	SEI Global Services, Inc. SEI Investments Global Fund Services	Vice President Vice President
Wayne Withrow Senior Vice President	SEI Investments Company SEI Investments Distribution Co.	Executive Vice President Director
	SEI Investments Global Funds Services	Chief Executive Officer

Name and Position With Investment Adviser	Name of Other Company	Connection With Other Company
	SEI Investments Fund Management	Senior Vice President
	SEI Trust Company	Director
	SEI Investments Global (Cayman), Limited	Director
	SEI Global Holdings (Cayman) Inc.	Chairman of the Board & Chief Executive Officer
	SEI Investments-Global Fund Services Limited	Director
	SEI Global Services, Inc.	Director, Senior Vice President
	SEI Investments Management Corporation II	Senior Vice President
	SEI Investments Global (Bermuda) Ltd.	Director, President
Tom Jones Chief Compliance Officer, Assistant Secretary	SEI Investments Management Corporation II	Chief Compliance Officer, Assistant Secretary
Karl Dasher Senior Vice President, Chief Investment Officer	SEI Investments (France)	Board of Directors
Vincent Chu Vice President	SEI Asset Korea	Director
Kevin P. Robins Director, Senior Vice President	SEI Investments Company SEI Insurance Group, Inc. SEI Investments Fund Management	Senior Vice President Director Senior Vice President
	SEI Trust Company	Director
	LSV Asset Management	Management Committee
	SEI Investments Global (Cayman), Limited	Director
	SEI Global Holdings (Cayman) Inc.	Director
	SEI Global Services, Inc.	Director, Senior Vice President
	SEI Investments Management Corporation II	Director
	SEI Giving Fund	Director, President
Joseph P. Ujobai Senior Vice President	SEI Investments Company SEI Inc. (Canada)	Executive Vice President Director
	SEI Capital Limited (Canada)	Director
	SEI Global Investments Corp.	President
	SEI Investments (Europe) Ltd	Director
	SEI Investments-Unit Trust Management (UK) Limited	Director
	SEI Global Nominee Ltd	Director

Name and Position With Investment Adviser	Name of Other Company	Connection With Other Company
	SEI Investments (France)	Board of Directors
	SEI Asset Korea	Director
	SEI Investments (South Africa) Limited	Director
	SEI Investments Global, Limited	Director
	SEI Investments Canada Company	Director
	SEI Global Services, Inc.	Senior Vice President
Michael Hogan Vice President	-	-
James Smigiel Vice President	-	-
Greg Stahl Vice President	-	-
Jack McCue Vice President	-	-
Roger Messina Vice President	-	-
James Miceli Vice President	-	-
Michael Cagina Vice President	-	-
Michael Farrell Vice President	SEI Investments Distribution Co. SEI Private Trust Company	Vice President Trust Officer
	SEI Investments Management Corporation II	Vice President
	SEI Franchise, Inc.	Vice President
Michael Pang Vice President, Assistant Secretary	SEI Investments Global Funds Services SEI Investments Global (Cayman), Limited	Vice President, Assistant Secretary Vice President, Secretary
	SEI Global Holdings (Cayman) Inc.	Vice President, Secretary
	SEI Global Services, Inc.	Vice President, Assistant Secretary
Philip Masterson Vice President, Assistant Secretary	SEI Investments Global Funds Services	Vice President, Assistant Secretary
James Ndiaye Vice President, Assistant Secretary	SEI Investments Global Funds Services	Vice President, Secretary

Name and Position With Investment Adviser	Name of Other Company	Connection With Other Company
Sofia Rosala Vice President, Assistant Secretary	SEI Investments Global Funds Services SEI Investments Fund Management	Vice President, Assistant Secretary Vice President, Assistant Secretary
	SEI Investments Management Corporation II	Vice President, Assistant Secretary
Lauren Shank Vice President, Assistant Secretary	SEI Global Services, Inc. Secretary	Vice President, Assistant
N. Jeffrey Klauder Senior Vice President, Assistant Secretary	SEI Ventures, Inc. SEI Investments Management Corporation Delaware, L.L.C.	Senior Vice President, Secretary Senior Vice President, Assistant Secretary

Smith Breeden Associates, Inc.

Smith Breeden Associates, Inc. ("Smith Breeden") is a sub-adviser for the Registrant's Large Cap Disciplined Equity Fund. The principal business address of Smith Breeden is 100 Europa Drive, Suite 200, Chapel Hill, North Carolina 27157. Smith Breeden is a registered investment adviser under the Advisers Act.

Name and Position With Investment Advisor	Name of Other Company	Connection With Other Company
Douglas T. Breeden Ph.D., Chairman Emeritus	Duke University Fuqua School of Business	Dean
	Community First Financial Group, Inc.	Chairman
	Wyandotte Community Corporation	CEO/Chairman
Daniel C. Dektar, Chief Investment Officer	OHSF Hedge MGP I, Inc.	Director
Stephen A. Eason, CFA, Executive Vice President	Eason Energy, Inc.	President
Eugene Flood, Jr., Ph.D., Chief Executive Officer	Swiss Investment Partners, LLC	Managing Partner
Michael J. Giarla, Chairman	Wyandotte Community Corporation	Director
	Harrington Bank, FSB	Chairman
	Community First Financial Group, Inc.	Director
Stanley J. Kon, Ph.D., Director of Research	Harrington West Financial Group, Inc.	Director
	Los Padres Savings Bank, FSB	Director

Wellington Management Company, LLP

Wellington Management Company, LLP ("Wellington Management") is a sub-adviser to the Registrant's Small Cap and Small/Mid Cap Equity Funds. The principal business address of Wellington Management is 75 State Street, Boston, Massachusetts 02109. Wellington Management is an investment adviser registered under the Advisers Act.

Name and Position With Investment Advisor	Name of Other Company	Connection With Other Company
Kenneth L. Abrams Partner	-	-
Nicholas C. Adams Partner	-	-
Deborah L. Allinson Partner	-	-
Steven C. Angeli Partner	-	-
James H. Averill Partner	-	-
John F. Averill Partner	-	-
Karl E. Bandtel Partner	-	-
David W. Barnard Partner	-	-
Mark J. Beckwith Partner	-	-
James A. Bevilacqua Partner	-	-
Kevin J. Blake Partner	-	-
William N. Booth Partner	-	-
James A. Boselli Partner	-	-
Edward P. Bousa Partner	-	-
John V. Branner Partner	-	-
Michael J. Boudens Partner	-	-

Name and Position With Investment Adviser	Name of Other Company	Connection With Other Company
Paul Braverman Partner	-	-
Robert A. Bruno Partner	-	-
Michael T. Carmen Partner	-	-
Maryann E. Carroll Partner	-	-
William R.H. Clark Partner	-	-
Cynthia M. Clarke Partner	-	-
Richard M. Coffman Partner	-	-
John Da Costa Partner	-	-
Pamela Dippel Partner	-	-
Scott M. Elliott Partner	-	-
Robert L. Evans Partner	-	-
David R. Fassnacht Partner	-	-
Lisa D. Finkel Partner	-	-
Mark T. Flaherty Partner	-	-
Holly French Partner	-	-
Laurie A. Gabriel Managing Partner	-	-
Ann C. Gallo Partner	-	-
Bruce L. Glazer Partner	-	-
Subbiah Gopalraman Partner	-	-

Name and Position With Investment Adviser	Name of Other Company	Connection With Other Company
Paul J. Hamel Partner	-	-
William J. Hannigan Partner	-	-
Lucius T. Hill, III Partner	-	-
James P. Hoffman Partner	-	-
Jean M. Hynes Partner	-	-
Steven T. Irons Partner	-	-
Mark D. Jordy Partner	-	-
Paul D. Kaplan Partner	-	-
Lorraine A. Keady Partner	-	-
John C. Keogh Partner	-	-
George C. Lodge, Jr. Partner	-	-
Nancy T. Lukitsh Partner	-	-
Mark T. Lynch Partner	-	-
Norman L. Malcolm Partner	-	-
Mark D. Mandel Partner	-	-
Christine S. Manfredi Partner	-	-
Lucinda M. Marrs Partner	-	-
Earl E. McEvoy Partner	-	-
Matthew E. Megargel Partner	-	-

Name and Position With Investment Adviser	Name of Other Company	Connection With Other Company
James N. Mordy Partner	-	-
Diane C. Nordin Partner	-	-
Stephen T. O'Brien Partner	-	-
Andrew S. Offit Partner	-	-
Edward P. Owens Partner	-	-
Saul J. Pannell Partner	-	-
Thomas L. Pappas Partner	-	-
Jonathan M. Payson Partner	-	-
Philip H. Perelmuter Partner	-	-
Robert D. Rands Partner	-	-
Jamie A. Rome Partner	-	-
James A. Rullo Partner	-	-
John R. Ryan Managing Partner	-	-
Joseph H. Schwartz Partner	-	-
James H. Shakin Partner	-	-
Theodore E. Shasta Partner	-	-
Andrew J. Shilling Partner	-	-
Binkley C. Shorts Partner	-	-
Scott E. Simpson Partner	-	-

Name and Position With Investment Adviser	Name of Other Company	Connection With Other Company
Trond Skramstad Partner	-	-
Stephen A. Soderberg Partner	-	-
Haluk Soykan Partner	-	-
Kent M. Stahl Partner	-	-
Eric Stromquist Partner	-	-
Brendan J. Swords Partner	-	-
Harriett T. Taggart Partner	-	-
Frank L. Teixeira Partner	-	-
Perry M. Traquina Managing Partner	-	-
Nilesh P. Undavia Partner	-	-
Kim Williams Partner	-	-
Itsuki Yamashita Partner	-	-
David S. Zimble Partner	-	-

Wells Capital Management, Inc.

Wells Capital Management, Inc. ("Wells Capital") is a sub-adviser for the Registrant's Core Fixed Income Fund. The principal business address of Wells Capital is 525 Market Street, 10th Floor, San Francisco, California 94105. Wells Capital is a registered investment adviser under the Advisers Act.

Name and Position With Investment Adviser	Name of Other Company	Connection With Other Company
Robert W. Bissell President, Chief Executive Officer	Wells Fargo Bank, N.A.	Executive Vice President
J. Mari Casas Senior Vice President	Wells Fargo Bank, N.A.	Senior Vice President

Name and Position With Investment Adviser	Name of Other Company	Connection With Other Company
Kirk D. Hartman Executive Vice President, Chief Investment Officer	-	-
Amru A. Khan Executive Vice President	Wells Fargo Bank, N.A.	Senior Vice President
Thomas M. O'Malley Senior Vice President	Wells Fargo Bank, N.A.	Senior Vice President
James Paulsen Executive Vice President and Chief Investment Strategist	-	-
David D. Sylvester Executive Vice President	-	-
William L. Timoney Executive Vice President	-	-
Karen L. Norton Senior Vice President and Chief Administrative and Operation Officer	-	-
David O'Keefe Senior Vice President, Chief Financial Officer and Assistant Secretary	-	-
Sallie C. Squire Senior Vice President and Director of Professional and Corporate Development	-	-
William C. Stevens Senior Vice President	-	-
Jon Baranko Vice President	-	-
Dale E. Benson Vice President	-	-
Bob Dehnke Vice President	-	-
Melissa Grove Vice President	-	-
Jim Hintz Vice President	-	-
Tara Mangelsen Vice President	-	-

Name and Position With Investment Adviser	Name of Other Company	Connection With Other Company
Gilbert Southwell Vice President	-	-
Dick Weiss Executive Vice President	-	-
Mai S. Shiver Senior Vice President	-	-
Mark D. Cooper Vice President	-	-

Western Asset Management Company

Western Asset Management Company ("Western Asset") is a sub-adviser for the Core Fixed Income Fund. The principal business address of Western Asset is 385 East Colorado Boulevard, Pasadena, California 91101. Western Asset is an investment adviser registered under the Advisers Act.

Name and Position with Investment Adviser	Name of Other Company	Connection with Other Company
Bruce D. Alberts Chief Investment Officer	None	None

Peter L. Bain Director	Western Asset Management
Company Ltd.
Legg Mason, Inc.
Legg Mason Funds
Management, Inc.
Brandywine Asset
Management, LLC
Nova Scotia Company
BMML, Inc.
Legg Mason Capital
Management, Inc.
Barrett Associates, Inc.
Bartlett and Co.
Berkshire Asset Management, Inc.
Legg Mason Focus Capital, Inc.
Gray, Seifert and Company, LLC
Howard Weil Incorporated
Legg Mason Real Estate
Services, Inc.
Legg Mason Commercial Real
Estate Services, Inc.
Legg Mason Funding, Inc.
Legg Mason Limited
Legg Mason Properties, Inc.
Legg Mason Realty Group, inc.
LM Tower, Inc.
PCM Holdings, Inc.
PCM Holdings II, LLC
Royce & Associates, Inc.	Director

Senior Executive Vice President
Director

Manager

Director
Vice President and Director
Director

Director
Director
Director
Director
Director
Director
Director

Director

Director
Director
Director
Director
Director
Director
Director
Manager

Name and Position with Investment Adviser	Name of Other Company	Connection with Other Company
James W. Hirschmann III President, CEO and Director	Western Asset Management Company Ltd.	Managing Director and Director

Gavin L. James Director of Global Client Services	None	None

S. Kenneth Leech Chief Investment Officer	None	None

Gregory B. McShea General Counsel, Secretary and Chief Compliance Officer Western Asset Management Company Ltd.	General Counsel and Chief Compliance Officer

Edward A. Taber III Director	Western Asset Management
Company, Ltd.
Legg Mason, Inc
Legg Mason Fund Adviser, Inc.
Batterymarch Financial
Management, Inc.
Brandywine Asset
Management, LLC
Legg Mason Real Estate
Investors, Inc.
Nova Scotia Company
Legg Mason Asset Management
(Asia) Pte Ltd
Legg Mason Real Estate Securities
Advisors, Inc.
	LM Holdings, Inc.	Director Executive Vice President Director Director Manager Director Vice President and Director Director Director Director

Stephen A. Walsh Deputy Chief Investment Officer	None	None

Western Asset Management Company Limited

Western Asset Management Company Limited ("Western") is a sub-adviser for the Core Fixed Income Fund. The principal business address of Western is 155 Bishopsgate, London EC2M 3XG. Western is an investment adviser registered under the Advisers Act.

Name and Position with Investment Adviser	Name of Other Company	Connection with Other Company
Bruce D. Alberts Chief Investment Officer None	None

Name and Position with Investment Adviser	Name of Other Company	Connection with Other Company
Peter L. Bain Director	Western Asset Management
Company Ltd.
Legg Mason, Inc.
Legg Mason Funds
Management, Inc.
Brandywine Asset
Management, LLC
Nova Scotia Company
BMML, Inc.
Legg Mason Capital
Management, Inc.
Barrett Associates, Inc.
Bartlett and Co.
Berkshire Asset Management, Inc.
Legg Mason Focus Capital, Inc.
Gray, Seifert and Company, LLC
Howard Weil Incorporated
Legg Mason Real Estate
Services, Inc.
Legg Mason Commercial Real
Estate Services, Inc.
Legg Mason Funding, Inc.
Legg Mason Limited
Legg Mason Properties, Inc.
Legg Mason Realty Group, inc.
LM Tower, Inc.
PCM Holdings, Inc.
PCM Holdings II, LLC
Royce & Associates, Inc.	Director

Senior Executive Vice President
Director
Manager
Director
Vice President and Director
Director
Director
Director
Director
Director
Director
Director
Director
Director
Director
Director
Director
Director
Director
Director
Director
Manager

James W. Hirschmann III President, CEO and Director	Western Asset Management Company Ltd.	Managing Director and Director

Gavin L. James Director of Global Client Services	None	None

S. Kenneth Leech Chief Investment Officer	None	None

Gregory B. McShea General Counsel, Secretary and Chief Compliance Officer	Western Asset Management Company Ltd.	General Counsel and Chief Compliance Officer

Name and Position with Investment Adviser	Name of Other Company	Connection with Other Company
Edward A. Taber III Director	Western Asset Management
Company, Ltd.
Legg Mason, Inc
Legg Mason Fund Adviser, Inc.
Batterymarch Financial
Management, Inc.
Brandywine Asset
Management, LLC
Legg Mason Real Estate
Investors, Inc.
Nova Scotia Company
Legg Mason Asset Management
(Asia) Pte Ltd
Legg Mason Real Estate Securities
Advisors, Inc.
	LM Holdings, Inc.	Director Executive Vice President Director Director Manager Director Vice President and Director Director Director Director

Stephen A. Walsh Deputy Chief Investment Officer	None	None

Item 27.  Principal Underwriters:

(a)  Furnish the name of each investment company (other than the Registrant) for which each principal underwriter currently distributing the securities of the Registrant also acts as a principal underwriter, distributor or investment adviser.

Registrant's distributor, SEI Investments Distribution Co. (the "Distributor"), acts as distributor for:

SEI Daily Income Trust	July 15, 1982

SEI Liquid Asset Trust	November 29, 1982

SEI Tax Exempt Trust	December 3, 1982

SEI Index Funds	July 10, 1985

SEI Institutional Managed Trust	January 22, 1987

SEI Institutional International Trust	August 30, 1988

The Advisors' Inner Circle Fund	November 14, 1991

The Advisors' Inner Circle Fund II	January 28, 1993

Bishop Street Funds	January 27, 1995

SEI Asset Allocation Trust	April 1, 1996

HighMark Funds	February 15, 1997

Oak Associates Funds	February 27, 1998

The Nevis Fund, Inc.	June 29, 1998

CNI Charter Funds	April 1, 1999

Amerindo Funds Inc.	July 13, 1999

iShares Inc.	January 28, 2000

iShares Trust	April 25, 2000

JohnsonFamily Funds, Inc.	November 1, 2000

Causeway Capital Management Trust	September 20, 2001

The Japan Fund, Inc.	October 7, 2002

AHA Investment Funds, Inc.	April 11, 2005

The Distributor provides numerous financial services to investment managers, pension plan sponsors, and bank trust departments. These services include portfolio evaluation, performance measurement and consulting services ("Funds Evaluation") and automated execution, clearing and settlement of securities transactions ("MarketLink").

(b)  Furnish the Information required by the following table with respect to each director, officer or partner of each principal underwriter named in the answer to Item 19 of Part B. Unless otherwise noted, the business address of each director or officer is Oaks, PA 19456.

Name	Position and Office with Underwriter	Positions and Offices with Registrant
William M. Doran	Director	Trustee
Kevin Barr	President & Chief Executive Officer	-
Maxine Chou	Chief Financial Officer & Treasurer	-
John Munch	General Counsel & Secretary	-
Carl A. Guarino	Director	-
Edward D. Loughlin	Director	-
Wayne M. Withrow	Director	-
Michael Farrell	Vice President	-
Mark J. Held	Senior Vice President	-
Mark Greco	Chief Operating Officer	-
Karen LaTourette	Chief Operations Officer	-
Lori L. White	Vice President and Assistant Secretary	-
Robert Silvestri	Vice President	-
John Coary	Vice President	-
Joanne Nelson	Vice President	-

Item 28.  Location of Accounts and Records:

Books or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, and the rules promulgated thereunder, are maintained as follows:

(a)  With respect to Rules 31a-1(a); 31a-1(b)(1); (2)(a) and (b); (3); (6); (8); (12); and 31a-1(d), the required books and records are maintained at the offices of Registrant's Custodians:

Wachovia Bank N.A. (formerly First Union National Bank)
Institutional Custody Group-PA494
123 S. Broad Street
Philadelphia, PA 19109

Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109-3661

(b)/(c) With respect to Rules 31a-1(a); 31a-1(b)(1),(4); (2)(C) and (D); (4); (5); (6); (8); (9); (10); (11); and 31a-1(f), the required books and records are maintained at the offices of Registrant's Administrator:

SEI Investments Fund Management
Oaks, PA 19456

(c)  With respect to Rules 31a-1(b)(5),(6),(9), (10) and (11) and 31a-1(f), the required books and records are maintained at the principal offices of the Registrant's Money Managers:

Acadian Asset Management Inc.
One Post Office Square
Boston, Massachusetts 02109

Alliance Capital Management L.P.
1345 Avenue of the Americas
New York, New York 10105

Analytic Investors Inc.
500 South Grand Avenue
23rd Floor
Los Angeles, California 90071

Aronson+Johnson+Ortiz, LP
230 South Broad Street
Twentieth Floor
Philadelphia, Pennsylvania 19102

Artisan Partners Limited Partnership
875 E. Wisconsin Avenue, Suite 800
Milwaukee, Wisconsin 53202

Ashmore Investment Management Limited
20 Bedfordbury
London, United Kingdom WCZN 4BL

Barclays Global Fund Advisors
45 Freemont Street
San Francisco, California 94105

Bridgewater Associates, Inc.
1 Glendinning Place
Westport, Connecticut 06680

BlackRock Advisors, Inc.
40 East 52nd Street
New York, New York 10022

The Boston Company Asset Management
One Boston Place
Boston, Massachusetts 02108

Capital Guardian Trust Company
333 South Hope Street
55th Floor
Los Angeles, California 90071

Citigroup Asset Management Limited
Citigroup Centre, Canada Square
Canary Warf
London E14 5LB, United Kingdom

David J. Greene & Company, LLC
599 Lexington Avenue
New York, New York 10022

Delaware Management Company
One Commerce Square
2005 Market Street
Philadelphia, Pennsylvania 19103

Emerging Markets Management, L.L.C.
1001 Nineteenth Street North
17th Floor
Arlington, Virginia 22209-1722

Enhanced Investment Technologies, LLC
2401 P.G.A. Boulevard
Suite 100
Palm Beach Gardens, Florida 33410

Fischer Francis Trees & Watts, Inc.
200 Park Avenue, 46th Floor
New York, New York 10166

Fisher Investments, Inc.
13100 Skyline Blvd.
Woodside, California 94062

Franklin Portfolio Associates, LLC
One Boston Place
29th Floor
Boston, Massachusetts 02108

Fuller & Thaler Asset Management, Inc.
411 Borel Avenue
Suite 402
San Mateo, California 94402

Goldman Sachs Asset Management
32 Old Slip
New York, New York 10005

ING Investment Management Co.
230 Park Avenue, 13th Floor
New York, New York 10169

Integrity Asset Management, LLC
9900 Corporate Campus Drive
Suite 3000
Louisville, Kentucky 40223

J.P. Morgan Investment Management, Inc.
522 Fifth Avenue,
New York, NY 10036

Lee Munder Investments, Ltd.
200 Clarendon Street, 28th Floor
Boston, Massachusetts 02116

LSV Asset Management
1 N. Wacker Drive
Chicago, Illinois 60606

Martingale Asset Management, L.P.
222 Berkeley Street
Boston, Massachusetts 02116

Mazama Capital Management, Inc.
One Southwest Columbia Street
Suite 1500
Portland, Oregon 97258

McKinley Capital Management Inc.
3301 C Street
Suite 500
Anchorage, Alaska 99503

Metropolitan West Asset Management LLC
11766 Wilshire Boulevard, Suite 1580
Los Angeles, California 90025

Montag & Caldwell, Inc.
3455 Peachtree Road, NE Suite 1200
Atlanta, Georgia 30326-3248

Morgan Stanley Investment Management Inc.
1221 Avenue of the Americas
New York, New York 10020

Morgan Stanley Investment Management Limited
25 Cabot Square
Canary Wharf, London E14 4QA
United Kingdom

Nomura Corporate Research and Asset Management Inc.
2 World Financial Center
Building B
New York, New York 10281-1198

Peregrine Capital Management, Inc.
800 LaSalle Avenue, Suite 1850
Minneapolis, Minnesota 55402

Quantitative Management Associates LLC
Gateway Center 2
McCarter Highway & Market Street
Newark, New Jersey 07102

Rexiter Capital Management Limited
21 St. James's Square
London SWIY 4SS United Kingdom

Security Capital Research &
Management Incorporated
10 South Dearborn Street, Suite 1400
Chicago, Illinois 60603

SEI Investments Management Corporation
One Freedom Valley Drive
Oaks, Pennsylvania 19456

Smith Breeden Associates, Inc.
100 Europa Drive, Suite 200
Chapel Hill, North Carolina 27157

Wellington Management Company, LLP
75 State Street
Boston, Massachusetts 02109

Wells Capital Management, Inc.
525 Market Street, 10th Floor
San Francisco, California 94105

Western Asset Management Company
385 East Colorado Boulevard, 6th Floor
Pasadena, California 91101

Western Asset Management Company Limited
155 Bishopsgate
London EC2M 3XG

Item 29.  Management Services:

None.

Item 30.  Undertakings:

None.

NOTICE

A copy of the Agreement and Declaration of Trust of SEI Institutional Investments Trust is on file with the Secretary of State of The Commonwealth of Massachusetts and notice is hereby given that this Registration Statement has been executed on behalf of the Trust by an officer of the Trust as an officer and by its Trustees as trustees and not individually and the obligations of or arising out of this Registration Statement are not binding upon any of the Trustees, Officers, or Shareholders individually but are binding only upon the assets and property of the Trust.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it has duly caused this Post-Effective Amendment No. 22 to Registration Statement No. 33-58041 to be signed on its behalf by the undersigned, duly authorized, in the City of Oaks, Commonwealth of Pennsylvania on the ___ day of September, 2005.

SEI INSTITUTIONAL INVESTMENTS TRUST

BY:  /S/ EDWARD D. LOUGHLIN

  Edward D. Loughlin

  President & Chief Executive Officer

 Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacity on the date(s) indicated.

* Rosemarie B. Greco	Trustee	September ___, 2005
* William M. Doran	Trustee	September ___, 2005
* F. Wendell Gooch	Trustee	September ___, 2005
* George J. Sullivan, Jr.	Trustee	September ___, 2005
* James M. Storey	Trustee	September ___, 2005
* Robert A. Nesher	Trustee	September ___, 2005
* Nina Lesavoy	Trustee	September ___, 2005
* James M. Williams	Trustee	September ___, 2005
/S/ EDWARD D. LOUGHLIN Edward D. Loughlin	President & Chief Executive Officer	September ___, 2005
/S/ STEPHEN F. PANNER Stephen F. Panner	Controller & Chief Financial Officer	September ___, 2005
*By: /S/ EDWARD D. LOUGHLIN Edward D. Loughlin, Attorney-in-Fact

EXHIBIT INDEX

Exhibit Number	Description

EX-99.B(a)	Registrant's Declaration of Trust is incorporated herein by reference to Exhibit (1) of Registrant's Registration Statement on Form N-1A (File No. 33-58041), filed with the Securities and Exchange Commission ("SEC") on March 10, 1995.

EX-99.B(b)	Amended By-Laws, dated June 17, 2004, are herein incorporated by reference to Exhibit (b) of Post-Effective Amendment No. 17 to Registrant's Registration Statement on Form N-1A (File No. 33-58041), filed with the SEC on July 9, 2004.

EX-99.B(c)	Not Applicable.

EX-99.B(d)(1)	Investment Advisory Agreement between the Trust and SEI Investments Management Corporation ("SIMC") (formerly "SEI Financial Management Corporation") as previously filed with Registrant's Pre-Effective Amendment No. 2 on Form N-1A (File No. 33-58041), filed with the SEC on June 7, 1996 is herein incorporated by reference to Exhibit (5)(a) of Post-Effective Amendment No. 2, filed with the SEC on September 29, 1997.

EX-99.B(d)(2)	Schedule B to the Investment Advisory Agreement between the Trust and SIMC is herein incorporated by reference to Exhibit (d)(2) of Post-Effective Amendment No. 18 to Registrant's Registration Statement on Form N-1A (File No. 33-58041), filed with the SEC on September 23, 2004.

EX-99.B(d)(3)	Investment Sub-Advisory Agreement between SIMC and BlackRock Financial Management, Inc. with respect to the Core Fixed Income Fund as previously filed with Registrant's Pre-Effective Amendment No. 1 on Form N-1A
(File No. 33-58041), filed with the SEC on April 26, 1996 is herein incorporated by reference to Exhibit (5)(g) of Post-Effective Amendment No. 2, filed with the SEC on September 29, 1997.

EX-99.B(d)(4)	Investment Sub-Advisory Agreement between SIMC and LSV Asset Management with respect to the Trust's Large Cap and Small Cap Funds as previously filed with Registrant's Pre-Effective Amendment No. 1 on Form N-1A (File No. 33-58041), filed with the SEC on April 26, 1996 is herein incorporated by reference to Exhibit (5)(k) of Post-Effective Amendment No. 2, filed with the SEC on September 29, 1997.

EX-99.B(d)(5)	Investment Sub-Advisory Agreement between SIMC and Western Asset Management Company with respect to the Core Fixed Income Fund as previously filed with Registrant's Pre-Effective Amendment No. 1 on
Form N-1A (File No. 33-58041), filed with the SEC on April 26, 1996 is herein incorporated by reference to Exhibit (5)(u) of Post-Effective Amendment No. 2, filed with the SEC on September 29, 1997.

EX-99.B(d)(6)	Schedule B dated January 1, 1997 to the Investment Sub-Advisory Agreement dated June 14, 1996 between SIMC and LSV Asset Management with respect to the Large Cap and Small Cap Value Funds is incorporated by reference to Exhibit (5)(ee) of Registrant's Registration Statement on Form N-1A
(File No. 33-58041), filed with the SEC on September 29, 1997.

Exhibit Number	Description

EX-99.B(d)(7)	Investment Sub-Advisory Agreement between SIMC and Capital Guardian Trust Company with respect to the International Equity Fund is herein incorporated by reference to Exhibit (5)(ii) of Post-Effective Amendment No. 3 to Registrant's Registration Statement on Form N-1A (File No. 33-58041), filed with the SEC on September 25, 1998.

EX-99.B(d)(8)	Assignment and Assumption Agreement dated June 26, 2002 and Consent dated June 28, 2002 between SIMC and BlackRock Advisors, Inc. is herein incorporated by reference to Exhibit (d)(12) of Post-Effective Amendment No. 10 to Registrant's Registration Statement on Form N-1A (File No. 33-58041), filed with the SEC on September 30, 2002.

EX-99.B(d)(9)	Investment Sub-Advisory Agreement between SIMC and Artisan Partners Limited Partnership with respect to the Small Cap Fund is herein incorporated by reference to Exhibit (d)(43) of Post-Effective Amendment No. 4 to Registrant's Registration Statement on Form N-1A (File No. 33-58041), filed with the SEC on July 16, 1999.

EX-99.B(d)(10)	Investment Sub-Advisory Agreement between SIMC and Nomura Corporate Research and Asset Management Inc. with respect to the High Yield Bond Fund is herein incorporated by reference to Exhibit (d)(45) of Post-Effective Amendment No. 7 to Registrant's Registration Statement on Form N-1A (File No. 33-58041), filed with the SEC on September 28, 2001.

EX-99.B(d)(11)	Investment Sub-Advisory Agreement between SIMC and Security Capital Research & Management Incorporated with respect to the Small Cap Fund is herein incorporated by reference to Exhibit (d)(46) of Post-Effective Amendment No. 5 to Registrant's Registration Statement on Form N-1A (File No. 33-58041), filed with the SEC on September 28, 1999.

EX-99.B(d)(12)	Investment Sub-Advisory Agreement between SIMC and The Boston Company Asset Management LLC with respect to the Emerging Markets Equity Fund is herein incorporated by reference to Exhibit (d)(12) of Post-Effective Amendment No. 17 to Registrant's Registration Statement on Form N-1A (File No. 33-58041), filed with the SEC on July 9, 2004.

EX-99.B(d)(13)	Investment Sub-Advisory Agreement between SIMC and McKinley Capital Management Inc. with respect to the Small Cap Fund is herein incorporated by reference to Exhibit (d)(52) of Post-Effective Amendment No. 6 to Registrant's Registration Statement on Form N-1A (File No. 33-58041), filed with the SEC on September 27, 2000.

EX-99.B(d)(14)	Investment Sub-Advisory Agreement between SIMC and David J. Greene & Company, LLC with respect to the Small Cap Fund is herein incorporated by reference to Exhibit (d)(53) of Post-Effective Amendment No. 7 to Registrant's Registration Statement on Form N-1A (File No. 33-58041), filed with the SEC on September 28, 2001.

EX-99.B(d)(15)	Investment Sub-Advisory Agreement between SIMC and Morgan Stanley Investment Management Inc. with respect to the International Equity Fund is herein incorporated by reference to Exhibit (d)(56) of Post-Effective Amendment No. 7 to Registrant's Registration Statement on Form N-1A (File No. 33-58041), filed with the SEC on September 28, 2001.

Exhibit Number	Description

EX-99.B(d)(16)	Investment Sub-Advisory Agreement between SIMC and Peregrine Capital Management Inc. with respect to the Large Cap and Large Cap Growth Funds is herein incorporated by reference to Exhibit (d)(57) of Post-Effective Amendment No. 7 to Registrant's Registration Statement on Form N-1A (File No. 33-58041), filed with the SEC on September 28, 2001.

EX-99.B(d)(17)	Investment Sub-Advisory Agreement between SIMC and Sanford C. Bernstein & Co., LLC, as revised October 2, 2000, with respect to the Large Cap and Large Cap Value Funds is herein incorporated by reference to Exhibit (d)(58) of
Post-Effective Amendment No. 7 to Registrant's Registration Statement on Form N-1A (File No. 33-58041), filed with the SEC on September 28, 2001.

EX-99.B(d)(18)	Investment Sub-Advisory Agreement dated March 19, 2002 between SIMC and Barclays Global Fund Advisors, with respect to the Large Cap Index, Large Cap Value Index, and Large Cap Growth Index Funds, is herein incorporated by reference to Exhibit (d)(62) of Post-Effective Amendment No. 9 to Registrant's Registration Statement on Form N-1A (File No. 33-58041), filed with the SEC on March 29, 2002.

EX-99.B(d)(19)	Investment Sub-Advisory Agreement dated March 12, 2002 between SIMC and Montag & Caldwell Inc. with respect to the Large Cap and Large Cap Growth Funds is herein incorporated by reference to Exhibit (d)(63) of Post-Effective Amendment No. 9 to Registrant's Registration Statement on Form N-1A
(File No. 33-58401), filed with the SEC on March 29, 2002.

EX-99.B(d)(20)	Investment Sub-Advisory Agreement dated March 14, 2002 between SIMC and Wellington Management Company, LLP with respect to the Small Cap Growth Fund is herein incorporated by reference to Exhibit (d)(64) of Post-Effective Amendment No. 9 to Registrant's Registration Statement on Form N-1A
(File No. 33-58041), filed with the SEC on March 29, 2002.

EX-99.B(d)(21)	Investment Sub-Advisory Agreement between SIMC and Mazama Capital Management, Inc. dated December 13, 1999 with respect to the Small Cap Fund is herein incorporated by reference to Exhibit (d)(36) of Post-Effective Amendment No. 10 to Registrant's Registration Statement on Form N-1A (File No. 33-58041), filed with the SEC on September 30, 2002.

EX-99.B(d)(22)	Investment Sub-Advisory Agreement between SIMC and Metropolitan West Asset Management LLC dated June 26, 2002 with respect to the Core Fixed Income Fund is herein incorporated by reference to Exhibit (d)(37) of Post-Effective Amendment No. 10 to Registrant's Registration Statement on Form N-1A (File No. 33-58041), filed with the SEC on September 30, 2002.

EX-99.B(d)(23)	Form of Investment Sub-Advisory Agreement between SIMC and Fischer Francis Trees & Watts, Inc. with respect to the International Fixed Income Fund is herein incorporated by reference to Exhibit (d)(38) of Post-Effective Amendment No. 10 to Registrant's Registration Statement on Form N-1A (File No. 33-58041), filed with the SEC on September 30, 2002.

EX-99.B(d)(24)	Amendment to Investment Sub-Advisory Agreement between SIMC and Montag & Caldwell, Inc. is herein incorporated by reference to Exhibit (d)(39) of Post-Effective Amendment No. 10 to Registrant's Registration Statement on Form N-1A (File No. 33-58041), filed with the SEC on September 30, 2002.

Exhibit Number	Description

EX-99.B(d)(25)	Investment Sub-Advisory Agreement between SIMC and Lee Munder Investments, Ltd. with respect to the Small Cap Fund is herein incorporated by reference to Exhibit (d)(36) of Post-Effective Amendment No. 11 to Registrant's Registration Statement on Form N-1A (File No. 33-58041), filed with the SEC on May 16, 2003.

EX-99.B(d)(26)	Investment Sub-Advisory Agreement between SIMC and Martingale Asset Management with respect to the Small Cap Fund is herein incorporated by reference to Exhibit (d)(37) of Post-Effective Amendment No. 11 to Registrant's Registration Statement on Form N-1A (File No. 33-58041), filed with the SEC on May 16, 2003.

EX-99.B(d)(27)	Investment Sub-Advisory Agreement between SIMC and Goldman Sachs Asset Management, L.P. with respect to the Large Cap and Large Cap Growth Funds is herein incorporated by reference to Exhibit (d)(38) of Post-Effective Amendment No. 11 to Registrant's Registration Statement on Form N-1A (File No. 33-58041), filed with the SEC on May 16, 2003.

EX-99.B(d)(28)	Investment Sub-Advisory Agreement between SIMC and Emerging Markets Management, L.L.C. with respect to the Emerging Markets Equity Fund is herein incorporated by reference to Exhibit (d)(39) of Post-Effective Amendment No. 11 to Registrant's Registration Statement on Form N-1A (File No. 33-58041), filed with the SEC on May 16, 2003.

EX-99.B(d)(29)	Investment Sub-Advisory Agreement between SIMC and McKinley Capital Management, Inc. with respect to the Large Cap and Large Cap Growth Funds is herein incorporated by reference to Exhibit (d)(40) of Post-Effective Amendment No. 11 to Registrant's Registration Statement on Form N-1A (File No. 33-58041), filed with the SEC on May 16, 2003.

EX-99.B(d)(30)	Investment Sub-Advisory Agreement between SIMC and Alliance Capital Management L.P. with respect to the Emerging Markets Equity Fund is herein incorporated by reference to Exhibit (d)(42) of Post-Effective Amendment No. 11 to Registrant's Registration Statement on Form N-1A (File No. 33-58041), filed with the SEC on May 16, 2003.

EX-99.B(d)(31)	Investment Sub-Advisory Agreement between SIMC and Aronson+Johnson+Ortiz, LP with respect to the Large Cap Fund is herein incorporated by reference to Exhibit (d)(36) of Post-Effective Amendment No. 12 to Registrant's Registration Statement on Form N-1A (File No. 33-58041), filed with the SEC on July 29, 2003.

EX-99 B(d)(32)	Form of Schedules A and B to the Investment Sub-Advisory Agreement between SIMC and Aronson+Johnson+Oritz, LP with respect to the Large Cap Fund is herein incorporated by reference to Exhibit (d)(32) of Post-Effective Amendment No. 20 to Registrant's Registration Statement on Form N-1A (File No. 33-58041), filed with the SEC on August 1, 2005.

EX-99.B(d)(33)	Investment Sub-Advisory Agreement between SIMC and Franklin Portfolio Associates, LLC with respect to the Large Cap and Large Cap Value Funds is herein incorporated by reference to Exhibit (d)(37) of Post-Effective Amendment No. 12 to Registrant's Registration Statement on Form N-1A (File No. 33-58041), filed with the SEC on July 29, 2003.

Exhibit Number	Description

EX-99.B(d)(34)	Investment Sub-Advisory Agreement between SIMC and Barclays Global Fund Advisors with respect to the Large Cap Disciplined Equity Fund is herein incorporated by reference to Exhibit (d)(38) of Post-Effective Amendment No. 12 to Registrant's Registration Statement on Form N-1A (File No. 33-58041), filed with the SEC on July 29, 2003.

EX-99.B(d)(35)	Investment Sub-Advisory Agreement between SIMC and Enhanced Investment Technologies, LLC with respect to the Large Cap Disciplined Equity Fund is herein incorporated by reference to Exhibit (d)(38) of Post-Effective Amendment No. 13 to Registrant's Registration Statement on Form N-1A
(File No. 33-58041), filed with the SEC on September 30, 2003.

EX-99.B(d)(36)	Form of Schedules A and B to the Investment Sub-Advisory Agreement between SIMC and Enhanced Investment Technologies, LLC with respect to the Core Fixed Income Fund are filed herewith.

EX-99.B(d)(37)	Investment Sub-Advisory Agreement between SIMC and Analytic Investors, Inc. with respect to the Large Cap Disciplined Equity Fund is herein incorporated by reference to Exhibit (d)(40) of Post-Effective Amendment No. 12 to Registrant's Registration Statement on Form N-1A (File No. 33-58041), filed with the SEC on July 29, 2003.

EX-99.B(d)(38)	Investment Sub-Advisory Agreement between SIMC and Prudential Investment Management, Inc. with respect to the Large Cap Disciplined Equity Fund is herein incorporated by reference to Exhibit (d)(41) of Post-Effective Amendment No. 12 to Registrant's Registration Statement on Form N-1A (File No. 33-58041), filed with the SEC on July 29, 2003.

EX-99.B(d)(39)	Assignment and Assumption Agreement between SIMC, Prudential Investment Management, Inc. and Quantitative Management Associates LLC with respect to the Large Cap Disciplined Equity Fund is herein incorporated by reference to Exhibit (d)(39) of Post-Effective Amendment No. 17 to Registrant's Registration Statement on Form N-1A (File No. 33-58041), filed with the SEC on July 9, 2004.

EX-99.B(d)(40)	Investment Sub-Advisory Agreement between SIMC and Delaware Management Company, a series of Delaware Management Business Trust, with respect to the Small Cap and Small/Mid Cap Equity Funds is herein incorporated by reference to Exhibit (d)(42) of Post-Effective Amendment No. 12 to Registrant's Registration Statement on Form N-1A (File No. 33-58041), filed with the SEC on July 29, 2003.

EX-99.B(d)(41)	Schedules A and B dated April 27, 2005 to the Investment Sub-Advisory Agreement between SIMC and Delaware Management Company with respect to the Small Cap, Small/Mid Cap Equity and Large Cap Funds are herein incorporated by reference to Exhibit (d)(40) of Post-Effective Amendment No. 20 to Registrant's Registration Statement on Form N-1A (File No. 33-58041), filed with the SEC on August 1, 2005.

EX-99.B(d)(42)	Investment Sub-Advisory Agreement between SIMC and Mazama Capital Management, Inc. with respect to the Small/Mid Cap Equity Fund is herein incorporated by reference to Exhibit (d)(43) of Post-Effective Amendment No. 12 to Registrant's Registration Statement on Form N-1A (File No. 33-58041), filed with the SEC on July 29, 2003.

Exhibit Number	Description

EX-99.B(d)(43)	Investment Sub-Advisory Agreement between SIMC and Security Capital Research & Management Incorporated with respect to the Small/Mid Cap Equity Fund is herein incorporated by reference to Exhibit (d)(45) of Post-Effective Amendment No. 12 to Registrant's Registration Statement on Form N-1A (File No. 33-58041), filed with the SEC on July 29, 2003.

EX-99.B(d)(44)	Investment Sub-Advisory Agreement between SIMC and BlackRock Advisors, Inc. with respect to the Small Cap and Small/Mid Cap Equity Funds is herein incorporated by reference to Exhibit (d)(46) of Post-Effective Amendment No. 12 to Registrant's Registration Statement on Form N-1A (File No. 33-58041), filed with the SEC on July 29, 2003.

EX-99.B(d)(45)	Investment Sub-Advisory Agreement between SIMC and Fisher Investments, Inc. with respect to the International Equity Fund is herein incorporated by reference to Exhibit (d)(47) of Post-Effective Amendment No. 12 to Registrant's Registration Statement on Form N-1A (File No. 33-58041), filed with the SEC on July 29, 2003.

EX-99.B(d)(46)	Schedules A and B to the Investment Sub-Advisory Agreement between SIMC and Fisher Investments, Inc. with respect to the International Equity and World Equity Ex-US Funds are herein incorporated by reference to Exhibit (d)(45) of Post-Effective Amendment No. 20 to Registrant's Registration Statement on Form N-1A (File No. 33-58041), filed with the SEC on August 1, 2005.

EX-99.B(d)(47)	Investment Sub-Advisory Agreement between SIMC and Alliance Capital Management, L.P. with respect to the International Equity Fund is herein incorporated by reference to Exhibit (d)(48) of Post-Effective Amendment No. 12 to Registrant's Registration Statement on Form N-1A (File No. 33-58041), filed with the SEC on July 29, 2003.

EX-99.B(d)(48)	Schedules A and B to the Sub-Advisory Agreement between SIMC and Alliance Capital Management, L.P., with respect to the International Equity and World Equity Ex-US Funds are herein incorporated by reference to Exhibit (d)(46) of Post-Effective Amendment No. 18 to Registrant's Registration Statement on Form N-1A (File No. 33-58041), filed with the SEC on September 23, 2004.

EX-99.B(d)(49)	Investment Sub-Advisory Agreement between SIMC and McKinley Capital Management Inc. with respect to the International Equity Fund is herein incorporated by reference to Exhibit (d)(49) of Post-Effective Amendment No. 12 to Registrant's Registration Statement on Form N-1A (File No. 33-58041), filed with the SEC on July 29, 2003.

EX-99.B(d)(50)	Schedules A and B to the Investment Sub-Advisory Agreement between SIMC and McKinley Capital Management Inc. with respect to the International Equity and World Equity Ex-US Funds are herein incorporated by reference to Exhibit (d)(49) of Post-Effective Amendment No. 20 to Registrant's Registration Statement on Form N-1A (File No. 33-58041), filed with the SEC on August 1, 2005.

EX-99.B(d)(51)	Investment Sub-Advisory Agreement between SIMC and Artisan Partners Limited Partnership with respect to the Small/Mid Cap Equity Fund is herein incorporated by reference to Exhibit (d)(47) of Post-Effective Amendment No. 16 to Registrant's Registration Statement on Form N-1A (File No. 33-58041), filed with the SEC on February 5, 2004.

Exhibit Number	Description

EX-99.B(d)(52)	Investment Sub-Advisory Agreement between SIMC and Citigroup Asset Management Limited with respect to the Emerging Markets Equity Fund is herein incorporated by reference to Exhibit (d)(50) of Post-Effective Amendment No.14 to Registrant's Registration Statement on Form N-1A (File No. 33-58041), filed with the SEC on November 14, 2003.

EX-99.B(d)(53)	Investment Sub-Advisory Agreement between SIMC and Lee Munder Investments, Ltd. with respect to the Small/Mid Cap Equity Fund is herein incorporated by reference to Exhibit (d)(49) of Post-Effective Amendment No. 16 to Registrant's Registration Statement on Form N-1A (File No. 33-58041), filed with the SEC on February 5, 2004.

EX-99.B(d)(54)	Investment Sub-Advisory Agreement between SIMC and LSV Asset Management with respect to the Small/Mid Cap Equity Fund is herein incorporated by reference to Exhibit (d)(50) of Post-Effective Amendment No. 16 to Registrant's Registration Statement on Form N-1A (File No. 33-58041), filed with the SEC on February 5, 2004.

EX-99.B(d)(55)	Schedules A and B to the Investment Sub-Advisory Agreement between SIMC and Martingale Asset Management, L.P. with respect to the Small Cap and Small/Mid Cap Equity Funds are herein incorporated by reference to Exhibit (d)(51) of Post-Effective Amendment No. 16 to Registrant's Registration Statement on Form N-1A (File No. 33-58041), filed with the SEC on February 5, 2004.

EX-99.B(d)(56)	Investment Sub-Advisory Agreement between SIMC and Wellington Management Company LLP with respect to the Small/Mid Cap Equity Fund is herein incorporated by reference to Exhibit (d)(52) of Post-Effective Amendment No. 16 to Registrant's Registration Statement on Form N-1A (File No. 33-58041), filed with the SEC on February 5, 2004.

EX-99.B(d)(57)	Investment Sub-Advisory Agreement between SIMC and Wells Capital Management, Inc. with respect to the Core Fixed Income Fund is herein incorporated by reference to Exhibit (d)(55) of Post-Effective Amendment No. 14 to Registrant's Registration Statement on Form N-1A (File No. 33-58041), filed with the SEC on November 14, 2003.

EX-99.B(d)(58)	Assumption Agreement dated March 28, 2003 between Goldman, Sachs & Co. and Goldman Sachs Asset Management, L.P. with respect to the Large Cap and the Large Cap Growth Funds is herein incorporated by reference to Exhibit (d)(55) of Post-Effective Amendment No. 13 to Registrant's Registration Statement on Form N-1A (File No. 33-58041), filed with the SEC on September 30, 2003.

EX-99.B(d)(59)	Investment Sub-Advisory Agreement between SIMC and ING Ghent Asset Management LLC with respect to the High Yield Bond Fund is herein incorporated by reference to Exhibit (d)(55) of Post-Effective Amendment No. 17 to Registrant's Registration Statement on Form N-1A (File No. 33-58041), filed with the SEC on July 9, 2004.

EX-99.B(d)(60)	Form of Schedules A and B to the Investment Sub-Advisory Agreement between SIMC and ING Investment Management, Inc. with respect to the Core Fixed Income Fund is filed herewith

EX-99.B(d)(61)	Investment Sub-Advisory Agreement between SIMC and Metropolitan West Asset Management LLC with respect to the High Yield Bond Fund is herein incorporated by reference to Exhibit (d)(57) of Post-Effective Amendment No. 16 to Registrant's Registration Statement on Form N-1A (File No. 33-58041), filed with the SEC on February 5, 2004.

Exhibit Number	Description

EX-99.B(d)(62)	Investment Sub-Advisory Agreement between SIMC and Metropolitan West Asset Management LLC with respect to the Long Duration and Extended Duration Bond Funds is herein incorporated by reference to Exhibit (d)(58) of Post-Effective Amendment No. 17 to Registrant's Registration Statement on Form N-1A (File No. 33-58041), filed with the SEC on July 9, 2004.

EX-99.B(d)(63)	Investment Sub-Advisory Agreement between SIMC and Integrity Asset Management, LLC with respect to the Small/Mid Cap Equity Fund is herein incorporated by reference to Exhibit (d)(59) of Post-Effective Amendment No. 17 to Registrant's Registration Statement on Form N-1A (File No. 33-58041), filed with the SEC on July 9, 2004.

EX-99.B(d)(64)	Investment Sub-Advisory Agreement between SIMC and Rexiter Capital Management Limited with respect to the Emerging Markets Equity Fund is herein incorporated by reference to Exhibit (d)(62) of Post-Effective Amendment No. 18 to Registrant's Registration Statement on Form N-1A (File No. 33-58041), filed with the SEC on September 23, 2004.

EX-99.B(d)(65)	Schedules A and B to the Investment Sub-Advisory Agreement between SIMC and Rexiter Capital Management Limited with respect to the Emerging Markets Equity and World Equity Ex-US Funds are herein incorporated by reference to Exhibit (d)(5) of Post-Effective Amendment No. 20 to Registrant's Registration Statement on Form N-1A (File No. 33-58041), filed with the SEC on August 1, 2005.

EX-99.B(d)(66)	Form of Investment Sub-Advisory Agreement between SIMC and Acadian Asset Management Inc. with respect to the World Equity Ex-US Fund is herein incorporated by reference to Exhibit (d)(64) of Post-Effective Amendment No. 18 to Registrant's Registration Statement on Form N-1A (File No. 33-58041), filed with the SEC on September 23, 2004.

EX-99.B(d)(67)	Form of Investment Sub-Advisory Agreement between SIMC and Capital Guardian Trust Company with respect to the World Equity Ex-US Fund is herein incorporated by reference to Exhibit (d)(65) of Post-Effective Amendment No. 18 to Registrant's Registration Statement on Form N-1A (File No. 33-58041), filed with the SEC on September 23, 2004.

EX-99.B(d)(68)	Form of Investment Sub-Advisory Agreement between SIMC and Bridgewater Associates, Inc. with respect to the International Fixed Income and the Large Cap Disciplined Equity Funds is herein incorporated by reference to Exhibit (d)(66) of Post-Effective Amendment No. 20 to Registrant's Registration Statement on Form N-1A (File No. 33-58041), filed with the SEC on August 1, 2005.

EX-99.B(d)(69)	Investment Sub-Advisory Agreement between SIMC and Fuller & Thaler Asset Management, Inc. with respect to the International Equity and World Equity Ex-US Funds is herein incorporated by reference to Exhibit (d)(67) of Post-Effective Amendment No. 20 to Registrant's Registration Statement on Form N-1A (File No. 33-58041), filed with the SEC on August 1, 2005.

EX-99.B(d)(70)	Schedules A and B dated June 30, 2005 to the Investment Sub-Advisory Agreement between SIMC and Quantitative Management Associates LLC with respect to the International Equity and World Equity Ex-US Funds is herein incorporated by reference to Exhibit (d)(68) of Post-Effective Amendment No. 20 to Registrant's Registration Statement on Form N-1A (File No. 33-58041), filed with the SEC on August 1, 2005.

Exhibit Number	Description

EX-99.B(d)(71)	Form of Investment Sub-Advisory Agreement between SIMC and Smith Breeden Associates LLC with respect to the Large Cap Disciplined Equity Fund is herein incorporated by reference to Exhibit (d)(69) of Post-Effective Amendment No. 20 to Registrant's Registration Statement on Form N-1A (File No. 33-58041), filed with the SEC on August 1, 2005.

EX-99.B(d)(72)	Amendment to Investment Sub-Advisory Agreement between SIMC and Alliance Capital Management, L.P. with respect to the Emerging Markets Equity Fund is herein incorporated by reference to Exhibit (d)(56) of Post-Effective Amendment No. 13 to Registrant's Registration Statement on Form N-1A
(File No. 33-58041), filed with the SEC on September 30, 2003.

EX-99.B(d)(73)	Amendment to Investment Sub-Advisory Agreement between SIMC and Artisan Partners Limited Partnership with respect to the Small Cap Fund is herein incorporated by reference to Exhibit (d)(57) of Post-Effective Amendment
No. 13 to Registrant's Registration Statement on Form N-1A (File No. 33-58041), filed with the SEC on September 30, 2003.

EX-99.B(d)(74)	Amendment to Investment Sub-Advisory Agreement between SIMC and Barclays Global Fund Advisors with respect to the Large Cap Index, Large Cap Value Index, and Large Cap Growth Index Funds is herein incorporated by reference to Exhibit (d)(58) of Post-Effective Amendment No. 13 to Registrant's Registration Statement on Form N-1A (File No. 33-58041), filed with the SEC on September 30, 2003.

EX-99.B(d)(75)	Amendment to Investment Sub-Advisory Agreement between SIMC and BlackRock Advisors, Inc. with respect to the Core Fixed Income Fund is herein incorporated by reference to Exhibit (d)(59) of Post-Effective Amendment
No. 13 to Registrant's Registration Statement on Form N-1A (File No. 33-58041), filed with the SEC on September 30, 2003.

EX-99.B(d)(76)	Amendment to Investment Sub-Advisory Agreement between SIMC and The Boston Company Asset Management LLC with respect to the Emerging Markets Equity Fund is herein incorporated by reference to Exhibit (d)(60) of Post-Effective Amendment No. 13 to Registrant's Registration Statement on
Form N-1A (File No. 33-58041), filed with the SEC on September 30, 2003.

EX-99.B(d)(77)	Amendment to Investment Sub-Advisory Agreement between SIMC and Capital Guardian Trust Company with respect to the International Equity Fund is herein incorporated by reference to Exhibit (d)(61) of Post-Effective Amendment
No. 13 to Registrant's Registration Statement on Form N-1A (File No. 33-58041), filed with the SEC on September 30, 2003.

EX-99.B(d)(78)	Amendment to Investment Sub-Advisory Agreement between SIMC and
David J. Greene and Company, LLC with respect to the Small Cap Fund is herein incorporated by reference to Exhibit (d)(62) of Post-Effective Amendment No. 13 to Registrant's Registration Statement on Form N-1A (File No. 33-58041), filed with the SEC on September 30, 2003.

EX-99.B(d)(79)	Amendment to Investment Sub-Advisory Agreement between SIMC and Emerging Markets Management, L.L.C. with respect to the Emerging Markets Equity Fund is herein incorporated by reference to Exhibit (d)(63) of Post-Effective Amendment No. 13 to Registrant's Registration Statement on
Form N-1A (File No. 33-58041), filed with the SEC on September 30, 2003.

Exhibit Number	Description

EX-99.B(d)(80)	Amendment to Investment Sub-Advisory Agreement between SIMC and Goldman Sachs Asset Management, L.P. with respect to the Large Cap and Large Cap Growth Funds is herein incorporated by reference to Exhibit (d)(64) of PostEffective Amendment No. 13 to Registrant's Registration Statement on Form N-1A (File No. 33-58041), filed with the SEC on September 30, 2003.

EX-99.B(d)(81)	Amendment to Investment Sub-Advisory Agreement between SIMC and Lee Munder Investments, Ltd. with respect to the Small Cap Fund is herein incorporated by reference to Exhibit (d)(65) of Post-Effective Amendment
No. 13 to Registrant's Registration Statement on Form N-1A (File No. 33-58041), filed with the SEC on September 30, 2003.

EX-99.B(d)(82)	Amendment to Investment Sub-Advisory Agreement between SIMC and LSV Asset Management with respect to the Large Cap, Large Cap Value and Small Cap Funds is herein incorporated by reference to Exhibit (d)(66) of Post-Effective Amendment No. 13 to Registrant's Registration Statement on
Form N-1A (File No. 33-58041), filed with the SEC on September 30, 2003.

EX-99.B(d)(83)	Amendment to Investment Sub-Advisory Agreement between SIMC and Martingale Asset Management, L.P. with respect to the Small Cap Fund is herein incorporated by reference to Exhibit (d)(67) of Post-Effective Amendment
No. 13 to Registrant's Registration Statement on Form N-1A (File No. 33-58041), filed with the SEC on September 30, 2003.

EX-99.B(d)(84)	Amendment to Investment Sub-Advisory Agreement between SIMC and Mazama Capital Management, L.P. with respect to the Small Cap Fund is herein incorporated by reference to Exhibit (d)(68) of Post-Effective Amendment
No. 13 to Registrant's Registration Statement on Form N-1A (File No. 33-58041), filed with the SEC on September 30, 2003.

EX-99.B(d)(85)	Amendment to Investment Sub-Advisory Agreement between SIMC and McKinley Capital Management with respect to the Small Cap Fund is herein incorporated by reference to Exhibit (d)(70) of Post-Effective Amendment
No. 13 to Registrant's Registration Statement on Form N-1A (File No. 33-58041), filed with the SEC on September 30, 2003.

EX-99.B(d)(86)	Amendment to Investment Sub-Advisory Agreement between SIMC and Metropolitan West Asset Management with respect to the Core Fixed Income Fund is herein incorporated by reference to Exhibit (d)(71) of Post-Effective Amendment No. 13 to Registrant's Registration Statement on Form N-1A
(File No. 33-58041), filed with the SEC on September 30, 2003.

EX-99.B(d)(87)	Amendment to Investment Sub-Advisory Agreement between SIMC and Montag & Caldwell, Inc. with respect to the Large Cap and Large Cap Growth Funds is herein incorporated by reference to Exhibit (d)(72) of Post-Effective Amendment No. 13 to Registrant's Registration Statement on Form N-1A
(File No. 33-58041), filed with the SEC on September 30, 2003.

EX-99.B(d)(88)	Amendment to Investment Sub-Advisory Agreement between SIMC and Morgan Stanley Investment Management Inc. with respect to the International Equity Fund is herein incorporated by reference to Exhibit (d)(73) of Post-Effective Amendment No. 13 to Registrant's Registration Statement on Form N-1A
(File No. 33-58041), filed with the SEC on September 30, 2003.

Exhibit Number	Description

EX-99.B(d)(89)	Amendment to Investment Sub-Advisory Agreement between SIMC and Nomura Corporate Research and Asset Management Inc. with respect to the High Yield Bond Fund is herein incorporated by reference to Exhibit (d)(75) of Post-Effective Amendment No. 13 to Registrant's Registration Statement on
Form N-1A (File No. 33-58041), filed with the SEC on September 30, 2003.

EX-99.B(d)(90)	Amendment to Investment Sub-Advisory Agreement between SIMC and Peregrine Capital Management, Inc. with respect to the Large Cap and Large Cap Growth Funds is herein incorporated by reference to Exhibit (d)(76) of Post-Effective Amendment No. 13 to Registrant's Registration Statement on Form N-1A (File No. 33-58041), filed with the SEC on September 30, 2003.

EX-99.B(d)(91)	Amendment to Investment Sub-Advisory Agreement between SIMC and Sanford C. Bernstein & Co., LLC with respect to the Large Cap and Large Cap Value Funds is herein incorporated by reference to Exhibit (d)(78) of Post-Effective Amendment No. 13 to Registrant's Registration Statement on Form N-1A (File No. 33-58041), filed with the SEC on September 30, 2003.

EX-99.B(d)(92)	Amendment to Investment Sub-Advisory Agreement between SIMC and Security Capital Research & Management Incorporated with respect to the Small Cap Fund is herein incorporated by reference to Exhibit (d)(79) of Post-Effective Amendment No. 13 to Registrant's Registration Statement on Form N-1A (File No. 33-58041), filed with the SEC on September 30, 2003.

EX-99.B(d)(93)	Amendment to Investment Sub-Advisory Agreement between SIMC and Wellington Management Company, LLP with respect to the Small Cap Fund is herein incorporated by reference to Exhibit (d)(82) of Post-Effective Amendment No. 13 to Registrant's Registration Statement on Form N-1A (File No. 33-58041), filed with the SEC on September 30, 2003.

EX-99.B(d)(94)	Amendment to Investment Sub-Advisory Agreement between SIMC and Western Asset Management Company with respect to the Core Fixed Income Fund is herein incorporated by reference to Exhibit (d)(83) of Post-Effective Amendment No. 13 to Registrant's Registration Statement on Form N-1A (File No. 33-58041), filed with the SEC on September 30, 2003.

EX-99.B(d)(95)	Form of Amended Schedule A to the Investment Sub-Advisory Agreement between SIMC and Western Asset Management Company is filed herewith.

EX-99.B(d)(96)	Schedule C to Investment Sub-Advisory Agreement between SIMC and LSV Asset Management with respect to the Large Cap, Large Cap Value, and Small Cap Funds is herein incorporated by reference to Exhibit (d)(85) of Post-Effective Amendment No. 14 to Registrant's Registration Statement on Form N-1A (File No. 33-58041), filed with the SEC on November 14, 2003.

EX-99.B(d)(97)	Form of Investment Sub-Advisory Agreement between SIMC and Ashmore Investment Management Limited with respect to the Emerging Markets Equity Fund is filed herewith.

EX-99.B(d)(98)	Form of Investment Sub-Advisory Agreement between SIMC and J.P. Morgan Investment Management, Inc. with respect to the High Yield Bond Fund is filed herewith.

Exhibit Number	Description

EX-99.B(d)(99)	Form of Investment Sub-Advisory Agreement between SIMC and Western Asset Management Limited with respect to the Core Fixed Income Fund is filed herewith

EX-99.B(e)(1)	Amended and Restated Distribution Agreement between the Trust and SEI Investments Distribution Co. dated September 16, 2002 is herein incorporated by reference to Exhibit (e) of Post-Effective Amendment No. 10 to Registrant's Registration Statement on Form N-1A (File No. 33-58041), filed with the SEC on September 30, 2002.

EX-99.B(e)(2)	Schedule A to the Distribution Agreement between the Trust and SEI Investments Distribution Co., as amended September 16, 2004, is herein incorporated by reference to Exhibit (e)(2) of Post-Effective Amendment No. 18 to Registrant's Registration Statement on Form N-1A (File No. 33-58041), filed with the SEC on September 23, 2004.

EX-99.B(f)	Not Applicable.

EX-99.B(g)(1)	Custodian Agreement between the Trust and Wachovia Bank, N.A. is herein incorporated by reference to Exhibit (g)(1) of Post-Effective Amendment No. 20 to Registrant's Registration Statement on Form N-1A (File No. 33-58041), filed with the SEC on August 1, 2005.

EX-99.B(g)(2)	Custodian Agreement between the Trust and Brown Brothers Harriman & Co. is herein incorporated by reference to Exhibit (g)(2) of Post-Effective Amendment No. 17 to Registrant's Registration Statement on Form N-1A (File No. 33-58041), filed with the SEC on July 9, 2004.

EX-99.B(h)(1)	Amended and Restated Administration and Transfer Agency Agreement between the Trust and SEI Investments Fund Management dated December 10, 2003 is herein incorporated by reference to Exhibit (h)(1) of Post-Effective Amendment No. 17 to Registrant's Registration Statement on Form N-1A (File No. 33-58041), filed with the SEC on July 9, 2004.

EX-99.B(h)(2)	Schedule D to the Amended and Restated Administration and Transfer Agency Agreement between the Trust and SEI Investments Fund Management, as amended September 16, 2004, is herein incorporated by reference to Exhibit (h)(2) of Post-Effective Amendment No. 18 to Registrant's Registration Statement on Form N-1A (File No. 33-58041), filed with the SEC on September 23, 2004.

EX-99.B(h)(3)	Form of Administrative Services Plan and Agreement between the Trust and the Distributor relating to the Class T Shares is herein incorporated by reference to Exhibit (h)(2) of Post-Effective Amendment No. 10 to Registrant's Registration Statement on Form N-1A (File No. 33-58041), filed with the SEC on September 30, 2002.

EX-99.B(h)(4)	Form of Amended Shareholder Service Plan and Agreement between the Trust and the Distributor relating to the Class T Shares is herein incorporated by reference to Exhibit (h)(3) of Post-Effective Amendment No. 10 to Registrant's Registration Statement on Form N-1A (File No. 33-58041), filed with the SEC on September 30, 2002.

EX-99.B(i)	Opinion and Consent of Counsel is filed herewith.

EX-99.B(j)	Consent of Independent Registered Public Accounting Firm is filed herewith.

Exhibit Number	Description

EX-99.B(k)	Not Applicable.

EX-99.B(l)	Not Applicable.

EX-99.B(m)	Not Applicable.

EX-99.B(n)	Amended and Restated Rule 18f-3 Plan dated November 14, 2001, as approved September 16, 2002, is herein incorporated by reference to Exhibit (n) of Post-Effective Amendment No. 10 to Registrant's Registration Statement on Form N-1A (File No. 33-58041), filed with the SEC on September 30, 2002.

EX-99.B(o)	Not Applicable.

EX-99.B(p)(1)	The Code of Ethics for SEI Investments Management Corporation is herein incorporated by reference to Exhibit (p)(1) of Post-Effective Amendment No. 49 of SEI Daily Income Trust's Registration Statement on Form N-1A (File Nos. 2-77048 and 811-3451) filed with the SEC on March 29, 2005.

EX-99.B(p)(2)	The Code of Ethics for SEI Investments Distribution Co. is herein incorporated by reference to Exhibit (p)(3) of Post-Effective Amendment No. 49 of SEI Daily Income Trust's Registration Statement on Form N-1A (File Nos. 2-77048 and 811-3451), filed with the SEC on March 29, 2005.

EX-99.B(p)(3)	The Code of Ethics dated 2005 for Alliance Capital Management, L.P. is herein incorporated by reference to Exhibit (p)(3) of Post-Effective Amendment No. 20 to Registrant's Registration Statement on Form N-1A (File No. 33-58041), filed with the SEC on August 1, 2005.

EX-99.B(p)(4)	The Code of Ethics dated 2005 for Artisan Partners Limited Partnership is herein incorporated by reference to Exhibit (p)(4) of Post-Effective Amendment No. 20 to Registrant's Registration Statement on Form N-1A (File No. 33-58041), filed with the SEC on August 1, 2005.

EX-99.B(p)(5)	The Code of Ethics for Barclays Global Fund Advisors is herein incorporated by reference to Exhibit (p)(5) of Post-Effective Amendment No. 20 to Registrant's Registration Statement on Form N-1A (File No. 33-58041), filed with the SEC on August 1, 2005.

EX-99.B(p)(6)	The Code of Ethics for BlackRock Advisors, Inc. is filed herewith.

EX-99.B(p)(7)	The Code of Ethics for The Boston Company Asset Management LLC is filed herewith.

EX-99.B(p)(8)	The Code of Ethics for Capital Guardian Trust Company dated 2004 is herein incorporated by reference to Exhibit (p)(8) of Post-Effective Amendment No. 18 to Registrant's Registration Statement on Form N-1A (File No. 33-58041), filed with the SEC on September 23, 2004.

EX-99.B(p)(9)	The Code of Ethics for Citigroup Asset Managmenet Limited is herein incorporated by reference to Exhibit (p)(9) of Post-Effective Amendment No. 13 to Registrant's Registration Statement on Form N-1A (File No. 33-58041), filed with the SEC on September 30, 2003.

EX-99.B(p)(10)	The Code of Ethics for David J. Greene and Company, LLC is herein incorporated by reference to Exhibit (p)(24) of Post-Effective Amendment No. 34 of SEI Institutional Managed Trust's Registration Statement on Form N-1A (File No. 33-9504), filed with the SEC on July 14, 2000 (Accession #0000912057-00-032065).

Exhibit Number	Description

EX-99.B(p)(11)	The Code of Ethics for Emerging Markets Management, L.L.C. is herein incorporated by reference to Exhibit (p)(11) of Post-Effective Amendment No. 20 to Registrant's Registration Statement on Form N-1A (File No. 33-58041), filed with the SEC on August 1, 2005.

EX-99.B(p)(12)	The Code of Ethics for Fischer Francis Trees & Watts, Inc. dated 2003 is herein incorporated by reference to Exhibit (p)(12) of Post-Effective Amendment No. 17 to Registrant's Registration Statement on Form N-1A (File No. 33-58041), filed with the SEC on July 9, 2004.

EX-99.B(p)(13)	The Code of Ethics for Goldman Sachs Asset Management, L.P. is herein incorporated by reference to Exhibit (p)(13) of Post-Effective Amendment No. 20 to Registrant's Registration Statement on Form N-1A (File No. 33-58041), filed with the SEC on August 1, 2005.

EX-99.B(p)(14)	The Code of Ethics for Lee Munder Investments, Ltd. dated 2004 is herein incorporated by reference to Exhibit (p)(14) of Post-Effective Amendment No. 20 to Registrant's Registration Statement on Form N-1A (File No. 33-58041), filed with the SEC on August 1, 2005.

EX-99.B(p)(15)	The Code of Ethics for LSV Asset Management, L.P. is herein incorporated by reference to Exhibit (p)(15) of Post-Effective Amendment No. 20 to Registrant's Registration Statement on Form N-1A (File No. 33-58041), filed with the SEC on August 1, 2005.

EX-99.B(p)(16)	The Code of Ethics for Martingale Asset Management, L.P. is filed herewith.

EX-99.B(p)(17)	The Code of Ethics for Mazama Capital Management, Inc. is herein incorporated by reference to Exhibit (p)(17) of Post-Effective Amendment No. 20 to Registrant's Registration Statement on Form N-1A (File No. 33-58041), filed with the SEC on August 1, 2005.

EX-99.B(p)(18)	The Code of Ethics for McKinley Capital Management Inc. dated 2005 is herein incorporated by reference to Exhibit (p)(18) of Post-Effective Amendment No. 20 to Registrant's Registration Statement on Form N-1A (File No. 33-58041), filed with the SEC on August 1, 2005.

EX-99.B(p)(19)	The Code of Ethics for Metropolitan West Asset Management LLC dated 2005 is filed herewith.

EX-99.B(p)(20)	The Code of Ethics for Montag & Caldwell Inc. dated 2005 is herein incorporated by reference to Exhibit (p)(20) of Post-Effective Amendment No. 20 to Registrant's Registration Statement on Form N-1A (File No. 33-58041), filed with the SEC on August 1, 2005.

EX-99.B(p)(21)	The Code of Ethics for Morgan Stanley Investment Management Inc. is herein incorporated by reference to Exhibit (p)(5) of Post-Effective Amendment No. 35 to SEI Institutional International's Registration Statement on Form N-1A (File Nos. 811-5601 and 33-22821), filed with the SEC on November 29, 2004.

EX-99.B(p)(22)	The Code of Ethics for Nomura Corporate Resesarch & Asset Management Inc. is herein incorporated by reference to Exhibit (p)(22) of Post-Effective Amendment No. 20 to Registrant's Registration Statement on Form N-1A (File No. 33-58041), filed with the SEC on August 1, 2005.

Exhibit Number	Description

EX-99.B(p)(23)	The Code of Ethics for Peregrine Capital Management Inc. dated 2004 is herein incorporated by reference to Exhibit (p)(22) of Post-Effective Amendment No. 18 to Registrant's Registration Statement on Form N-1A (File No. 33-58041), filed with the SEC on September 23, 2004.

EX-99.B(p)(24)	The Code of Ethics dated 2004 for Security Capital Research & Management Incorporated is filed herewith.

EX-99.B(p)(25)	The Code of Ethics for Wellington Management Company, LLP dated 2005 is herein incorporated by reference to Exhibit (p)(4) of Post-Effective Amendment No. 49 to SEI Daily Income Trust's Registration Statement on Form N-1A (File Nos. 2-77048 and 811-3451), filed with the SEC on March 29, 2005.

EX-99.B(p)(26)	The Code of Ethics for Wells Capital Management, Inc. is filed herewith.

EX-99.B(p)(27)	The Code of Ethics dated 2005 for Western Asset Management Company is herein incorporated by reference to Exhibit (p)(27) of Post-Effective Amendment No. 20 to Registrant's Registration Statement on Form N-1A (File No. 33-58041), filed with the SEC on August 1, 2005.

EX-99.B(p)(28)	The Code of Ethics for Aronson+Johnson+Ortiz, LP is herein incorporated by reference to Exhibit (p)(23) of Post-Effective Amendment No. 42 to
SEI Institutional Managed Trust's Registration Statement on Form N-1A (File Nos. 33-9504 and 811-4878), filed with the SEC on January 29, 2004.

EX-99.B(p)(29)	The Code of Ethics for Franklin Portfolio Associates, LLC is herein incorporated by reference to Exhibit (p)(33) of Post-Effective Amendment No. 12 to Registrant's Registration Statement on Form N-1A (File No. 33-58041), filed with the SEC on July 29, 2003.

EX-99.B(p)(30)	The Code of Ethics for Enhanced Investment Technologies, LLC is herein incorporated by reference to Exhibit (p)(25) of Post-Effective Amendment No. 43 to SEI Institutional Managed Trust's Registration Statement on Form N-1A (File Nos. 33-9504 and 811-4878), filed with the SEC on November 29, 2004.

EX-99.B(p)(31)	The Code of Ethics for Analytic Investors, Inc. is herein incorporated by reference to Exhibit (p)(31) of Post-Effective Amendment No. 20 to Registrant's Registration Statement on Form N-1A (File No. 33-58041), filed with the SEC on August 1, 2005.

EX-99.B(p)(32)	The Code of Ethics for Quantitative Management Associates, LLC is herein incorporated by reference to Exhibit (p)(33) of Post-Effective Amendment No. 17 to Registrant's Registration Statement on Form N-1A (File No. 33-58041), filed with the SEC on July 9, 2004.

EX-99.B(p)(33)	The Code of Ethics for Delaware Management Company, a series of Delaware Management Business Trust, is herein incorporated by reference to Exhibit (p)(33) of Post-Effective Amendment No. 20 to Registrant's Registration Statement on Form N-1A (File No. 33-58041), filed with the SEC on August 1, 2005.

EX-99.B(p)(34)	The Code of Ethics for Fisher Investments, Inc. dated 2003 is herein incorporated by reference to Exhibit (p)(8) of Post-Effective Amendment No. 38 to SEI Institutional International Trust's Registration Statement on Form N-1A (File No. 33-22821), filed with the SEC on November 29, 2004.

Exhibit Number	Description

EX-99.B(p)(35)	The Code of Ethics for ING Investment Management Co. is herein incorporated by reference to Exhibit (p)(35) of Post-Effective Amendment No. 20 to Registrant's Registration Statement on Form N-1A (File No. 33-58041), filed with the SEC on August 1, 2005.

EX-99.B(p)(36)	The Code of Ethics for Integrity Asset Management, LLC is herein incorporated by reference to Exhibit (p)(39) of Post-Effective Amendment No. 17 to Registrant's Registration Statement on Form N-1A (File No. 33-58041), filed with the SEC on July 9, 2004.

EX-99.B(p)(37)	The Code of Ethics for Rexiter Capital Management Limited is herein incorporated by reference to Exhibit (p)(37) of Post-Effective Amendment No. 20 to Registrant's Registration Statement on Form N-1A (File No. 33-58041), filed with the SEC on August 1, 2005.

EX-99.B(p)(38)	The Code of Ethics for Acadian Asset Management Inc. is herein incorporated by reference to Exhibit (p)(41) of Post-Effective Amendment No. 18 to Registrant's Registration Statement on Form N-1A (File No. 33-58041), filed with the SEC on September 23, 2004.

EX-99.B(p)(39)	The Code of Ethics for Bridgewater Associates, Inc. is herein incorporated by reference to Exhibit (p)(16) of Post-Effective Amendment No. 39 to SEI Institutional International Trust's Registration Statement on Form N-1A (File No. 33-22821), filed with the SEC on January 28, 2005.

EX-99.B(p)(40)	The Code of Ethics for Fuller & Thaler Asset Management, Inc. is herein incorporated by reference to Exhibit (p)(40) of Post-Effective Amendment No. 20 to Registrant's Registration Statement on Form N-1A (File No. 33-58041), filed with the SEC on August 1, 2005.

EX-99.B(p)(41)	The Code of Ethics for Smith Breeden Associates LLC is herein incorporated by reference to Exhibit (p)(41) of Post-Effective Amendment No. 20 to Registrant's Registration Statement on Form N-1A (File No. 33-58041), filed with the SEC on August 1, 2005.

EX-99.B(p)(42)	The Code of Ethics for J.P. Morgan Investment Management Inc. is filed herewith.

EX-99.B(p)(43)	The Code of Ethics for Ashmore Investment Management Limited is herein incorporated by reference to Exhibit (p)(9) of Post-Effective Amendment No. 37 to SEI Institutional International Trust's Registration Statement on Form N-1A (File No. 33-22821 and 811-5601), filed with the SEC on January 29, 2004.

EX-99.B(q)(1)	Powers of Attorney for Robert A. Nesher, William M. Doran, George J. Sullivan, Jr., F. Wendell Gooch, Rosemarie B. Greco, Pedro A. Rodriguez, Nina Lesavoy, James M. Storey and Edward D. Loughlin are herein incorporated by reference to Exhibit (q) of Post-Effective Amendment No. 40 to SEI Institutional Managed Trust's Registration Statement on Form N-1A (File No. 33-9504), filed with the SEC on November 12, 2003.

EX-99.b(q)(2)	Power of Attorney for James M. Williams is herein incorporated by reference to Exhibit (q)(2) of Post-Effective Amendment No. 38 to SEI Institutional International Trust's Registration Statement on Form N-1A (File Nos. 33-22821 and 811-5601), filed with the SEC on November 29, 2004.